                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Check Express, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          Common Stock

     (2)  Aggregate number of securities to which transaction applies:
          5,060,982

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $1.20 cash

     (4)  Proposed maximum aggregate value of transaction: $6,073,178.40

     (5)  Total fee paid: $1,214.64

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   [TO BE PLACED ON CHECK EXPRESS LETTERHEAD]

December ___, 1995

Dear Fellow Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Check Express, Inc. to be held on January 11, 1996 to vote on the merger of Ace Acquisition Corporation with and into the Company (the "Merger"), pursuant to an Agreement and Plan of Merger dated October 13, 1995 (the "Merger Agreement"). Ace Acquisition Corporation is a wholly owned subsidiary of Ace Cash Express, Inc., the largest operator of check cashing stores in the country, and has recently been formed for the purpose of consummating the Merger.

         The Merger Agreement provides for the payment of $1.20 in cash, without interest, for each share of the Company's Common Stock (other than any shares as to which dissenters' rights have been properly demanded under Florida law), if the Merger is consummated. As the result of the Merger, the Company will become a wholly owned subsidiary of Ace Cash Express, Inc. Details of the Merger Agreement and the terms of the proposed Merger and other important information appear in the accompanying Proxy Statement.

         Your Board of Directors has unanimously approved and adopted the Merger Agreement and approved the Merger, believes that consummation of this Merger would be fair to and in the best interests of Check Express shareholders, and unanimously recommends that you vote FOR approval and adoption of the Merger Agreement and approval of the Merger. In addition, certain principal shareholders of the Company, including certain directors and officers of the Company, owning in the aggregate approximately 32.8% of the Company's outstanding Common Stock, have already agreed to vote their shares in favor of the Merger.

         Assuming a quorum is present, the Merger will be approved only if shareholders owning at least a majority of all of the Company's outstanding Common Stock vote in favor of the Merger. Abstentions, broker non-votes and shares not represented at the meeting all will have the effect of "no" votes or as votes in opposition to the Merger. Accordingly, it is extremely important that your shares be represented at the meeting.

         In view of the importance of the action to be taken at the meeting, we urge you to read the enclosed material carefully, and, whether or not you plan to attend the meeting, we request that you complete, sign, date and mail the enclosed proxy at your earliest convenience in the enclosed envelope.

         If the Merger is consummated, the holders of record of the Company's common stock who comply with the requirements of Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act, which are attached as Appendix C to the accompanying Proxy Statement, may dissent from the Merger. A vote in favor of the Merger will constitute a waiver your dissenter's rights. To exercise your dissenter's rights you must give notice to the Company prior to the Special Meeting. See "RIGHTS OF DISSENTING SHAREHOLDERS" in the accompanying Proxy

Statement for a description of the procedures that must be followed to perfect dissenter's rights under the Florida Business Corporation Act.

         Please review the Proxy Statement and send in your proxy, indicating your vote on the Merger, as soon as possible. We request that you give this matter prompt attention so that the Merger can be consummated as scheduled. We, or an exchange agent, will communicate with you later about the actual exchange of your stock certificates for your cash payment. You do not need to do anything now, other than complete, sign, date and return your proxy card in the accompanying envelope.

                                                            Sincerely,



                                                            Larry F. Lang,
                                                            Chairman and CEO


PLEASE DO NOT SEND IN ANY OF YOUR CHECK EXPRESS, INC. STOCK CERTIFICATES AT THIS TIME.

                              CHECK EXPRESS, INC.
                     101 East Kennedy Boulevard, Suite 3800
                             Tampa, Florida  33602
                                 (813) 223-3338

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                JANUARY 11, 1996


                                                             December ____, 1995

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
"Special Meeting") of Check Express, Inc. (the "Company") will be held at the Hyatt Regency Tampa at Tampa City Center, Two Tampa City Center, 211 North Tampa Street, Tampa, Florida, on Thursday, January 11, 1996 at 10:00 a.m., Tampa, Florida time, for the following purposes:

         (1) To consider and approve and adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated October 13, 1995, by and among the Company, Ace Acquisition Corporation ("Acquisition"), a Florida corporation, and Ace Cash Express, Inc. ("Ace"), a Texas corporation, and consider and approve the merger (the "Merger") of Acquisition with and into the Company, pursuant to which (a) the Company will be the surviving corporation and a wholly owned subsidiary of Ace, and (b) each share of the Company's $.004 par value common stock ("Common Stock") (other than shares held by shareholders who properly exercise dissenters' rights under Florida law) will be converted into the right to receive $1.20 in cash, without interest (the "Merger Consideration"), to be paid to holders of shares entitled to receive such payment following the consummation of the Merger, all as more fully described in the accompanying Proxy Statement to which a copy of the Merger Agreement is attached as Appendix A; and

         (2) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

See "THE MERGER" and the Agreement and Plan of Merger, dated October 13, 1995, by and among the Company, Acquisition and Ace, which is attached as Appendix A to the accompanying Proxy Statement (the "Merger Agreement").

         In addition to the conversion of the Common Stock, pursuant to the Merger Agreement, each option to acquire shares of Common Stock (the "Options") shall be canceled by agreement with the holder thereof, who shall thereupon be entitled to receive cash consideration in the amount of (1) the difference between the Merger Consideration per share and the exercise price per share under the option, multiplied by (2) the number of shares covered by the Option. The Company has agreed to use its best efforts to cancel all other rights to acquire shares of Common Stock (the "Warrants") prior to consummation of the Merger, and the cancellation of all Options and Warrants is a condition of the Merger. The Company also has issued Units, with each Unit comprising four shares of Common Stock and a warrant to purchase two additional shares of Common Stock at an exercise price of $3.00 per share (the "Units"). Under the Merger Agreement, the Common Stock portion of the Units will be treated the same as the rest of the Company's outstanding Common Stock, and the warrant portion of the Units will be treated as Warrants. See "THE MERGER -- Outstanding Options and Warrants" in the accompanying Proxy Statement.

         The Company's Board of Directors has fixed the close of business on Friday, December 1, 1995 as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting (the "Record

Date"). Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. A list of shareholders of the Company entitled to notice of and to vote at the Special Meeting will be available for inspection by any shareholder for any purpose related to the Special Meeting during regular business hours at the offices of the Company at 101 East Kennedy Boulevard, Suite 3800, Tampa, Florida 33602, beginning on the date 10 days prior and continuing through the date of the Special Meeting.

         Ace has entered into a Shareholder Agreement and Irrevocable Proxy ("Shareholder Agreement") with each of certain principal shareholders of the Company, including certain directors and officers of the Company, pursuant to which Ace has the power to vote an aggregate of 1,657,606 shares of Common Stock to approve the Merger, which represents approximately 32.8% of the outstanding Common Stock. In addition, the Company has agreed in the Merger Agreement to use its best efforts to obtain the approval and adoption of the Merger by shareholders of the Company holding at least a majority of the shares of Common Stock entitled to vote at the Special Meeting.

         Any holder of shares of Common Stock as of the Record Date is entitled to assert dissenters' rights with respect to any portion or all of such shares ("Dissenting Shares") pursuant to Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act (the "Dissenters' Rights Statutes"). If the Merger is consummated, holders of shares of Common Stock who do not vote in favor of approval and adoption of the Merger Agreement and approval of the Merger and who otherwise comply with the requirements of the Dissenters' Rights Statutes will be entitled to receive, in lieu of the Merger Consideration, the "fair value" of their Dissenting Shares, as determined pursuant to the Dissenters' Rights Statutes. A copy of the Dissenters' Rights Statutes is attached as Appendix C to the accompanying Proxy Statement. See "RIGHTS OF DISSENTING SHAREHOLDERS" in the accompanying Proxy Statement for a description of the procedures which must be followed to perfect dissenters' rights under the Florida Business Corporation Act. Pursuant to the Shareholder Agreements, the holders of 32.8% of the outstanding Common Stock have agreed with Ace not to take any action or actions to perfect any dissenters' rights they may have as a result of the Merger under the Dissenters' Rights Statutes or otherwise.


                                           By Order of the Board of Directors,

                                           /s/ Larry F. Lang
                                           Larry F. Lang, Chairman and CEO
Tampa, Florida
December ___, 1995

The Merger will be consummated if, and only if, a majority of all outstanding shares vote in favor of the Merger. Accordingly, it is important that your shares be represented at the Special Meeting and be voted, whether or not you are able to attend personally. If you will be unable to attend the Special Meeting, we ask you to promptly complete, sign, date and mail the enclosed Proxy in the enclosed envelope, which requires no postage. If you should be present at the meeting and desire to vote in person, you may withdraw your Proxy at that time.

                             CHECK EXPRESS, INC.
                   101 East Kennedy Boulevard, Suite 3800
                            Tampa, Florida  33602
                               (813) 223-3338

                       ------------------------------

                               PROXY STATEMENT

                       ------------------------------

                       SPECIAL MEETING OF SHAREHOLDERS
                                TO BE HELD ON
                              JANUARY 11, 1996

                       ------------------------------

                    INTRODUCTION AND GENERAL INFORMATION

         This Proxy Statement is being furnished to the shareholders of Check Express, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors (the "Company Board") of proxies in the form accompanying this Proxy Statement ("Proxies") for use in connection with the Special Meeting of Shareholders to be held on Thursday, January 11, 1996 at the Hyatt Regency Tampa at Tampa City Center, Two Tampa City Center, 211 North Tampa Street, Tampa, Florida, at 10:00 a.m., Tampa, Florida time, or any adjournment or postponement thereof (the "Special Meeting"). This Proxy Statement and accompanying Notice of Special Meeting and form of Proxy are first being sent to the shareholders of the Company on or about December ____, 1995.

         This Proxy Statement relates to the proposed merger of Ace Acquisition Corporation ("Acquisition"), a Florida corporation and wholly owned subsidiary of Ace Cash Express, Inc. ("Ace"), a Texas corporation, with and into the Company, pursuant to which (a) the Company will be the surviving corporation and a wholly owned subsidiary of Ace, and (b) each share of the Company's $.004 par value common stock ("Common Stock") (other than shares held by shareholders who properly exercise dissenters' rights under Florida law) will be converted into the right to receive $1.20 in cash, without interest (the "Merger").

         In addition to the conversion of the Common Stock, pursuant to the Merger Agreement, each option to acquire shares of Common Stock (the "Options") shall be canceled by agreement with the holder thereof, who shall thereupon be entitled to receive cash consideration in the amount of (1) the difference between the Merger Consideration per share and the exercise price per share under the option, multiplied by (2) the number of shares covered by the Option. The Company has agreed to use its best efforts to cancel all other rights to acquire shares of Common Stock (the "Warrants") prior to consummation of the Merger, and the cancellation of all Options and Warrants is a condition of the Merger. The Company also has issued Units, with each Unit comprising four shares of Common Stock and a warrant to purchase two additional shares of Common Stock at an exercise price of $3.00 per share (the "Units"). Under the Merger Agreement, the Common Stock portion of the Units will be treated the same as the rest of the Company's outstanding Common Stock and the warrant portion of the Units will be treated as Warrants. See "THE MERGER -- Outstanding Options and Warrants" and the Agreement and Plan of Merger, dated October 13, 1995 by and among the Company, Acquisition and Ace, which is attached as Appendix A hereto (the "Merger Agreement").

         The Company Board has fixed the close of business on Friday, December 1, 1995 as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). At the close of business on the Record Date, there were 5,060,982 shares of Common outstanding held by approximately [NUMBER OF RECORD HOLDERS] holders of record. Holders of record of Common Stock are entitled to one vote per share in connection with the matters to be presented at the Special Meeting. All votes will be tabulated by representatives of the Company who will serve as inspectors of election. The attendance, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. Assuming a quorum is present, the Merger will be approved if a majority of all the votes entitled to be cast are cast in favor of the Merger. Accordingly, abstentions, broker non-votes and shares not represented at the Special Meeting all will have the effect of "no" votes or as votes in opposition to the Merger. Ace has entered into a Shareholder Agreement with each of certain principal shareholders of the Company, including certain directors and officers of the Company, pursuant to which Ace has the power to vote an aggregate of 1,657,606 shares of Common Stock to approve the Merger, which represents approximately 32.8% of the outstanding Common Stock. In addition, the Company has agreed in the Merger Agreement to use its best efforts to obtain the approval and adoption of the Merger by shareholders of the Company holding at least a majority of the shares of Common Stock entitled to vote at the Special Meeting. The Merger will be consummated if, and only if, a majority of all outstanding shares of Common Stock vote in favor of the Merger. Accordingly, it is important that your shares be represented at the Special Meeting and be voted, whether or not you are able to attend personally.

         The accompanying Proxy is solicited by the Company Board to be voted at the Special Meeting. If the accompanying Proxy is completed, signed and returned, then unless such Proxy is subsequently revoked prior to or at the Special Meeting, the shares represented thereby will be voted at the Special Meeting as specified in the Proxy. All executed but unmarked proxies will be voted FOR approval and adoption of the Merger Agreement and approval of the Merger. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the voting thereof by giving written notice of revocation to the Secretary of the Company at its principal executive offices at any time before the Proxy is voted, by executing and delivering a later-dated proxy or by attending the Special Meeting and voting his or her shares in person. Any written notice revoking a proxy should be sent to the Company at its principal executive offices, 101 East Kennedy Boulevard, Suite 3800, Tampa, Florida 33602. No such notice of revocation or later-dated proxy, however, will be effective unless and until received by the Company at or prior to the Special Meeting.

         Management of the Company does not intend to present any business at the Special Meeting for the vote of shareholders other than the approval and adoption of the Merger Agreement and approval of the Merger, and it has no information that others will do so. If other matters requiring the vote of shareholders properly come before the Special Meeting, the persons named in the accompanying form of Proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

         The Special Meeting may be adjourned, and additional proxies solicited, if at the time of the Special Meeting the number of proxies necessary to approve and adopt the Merger Agreement and approve the Merger has not been obtained. In such event, the persons named as Proxies in the enclosed form of Proxy intend to vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such approval and adoption. Any adjournment of the Special Meeting may be approved by the affirmative vote of the holders of a majority of the Common Stock represented at the Special Meeting, in person or proxy, even if less than a quorum.

         The cost of preparing and mailing these materials and otherwise soliciting Proxies will be borne entirely by the Company. Solicitation of Proxies may be made by telephone or in person with some shareholders by regular employees of the Company. In addition, arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material for the Special Meeting to beneficial owners and the Company will reimburse them for their expense in so doing.

         IN CONNECTION WITH THE MATTERS DESCRIBED HEREIN, NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE

COMPANY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH SOLICITATION IN SUCH JURISDICTION.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         Information in this Proxy Statement regarding the Company has been furnished by the Company or its representatives, and information regarding Ace and Acquisition has been furnished by Ace or its representatives.

                             AVAILABLE INFORMATION

         The Company and Ace are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). These materials can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the following Regional Offices of the Commission:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Common Stock is listed on the Nasdaq Small Caps Market and Ace's common stock is listed on the Nasdaq National Market, and such reports, proxy statements, and other information concerning the Company and Ace can be inspected, and copies can be obtained, at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

PLEASE DO NOT SEND IN ANY OF YOUR CHECK EXPRESS, INC. STOCK CERTIFICATES AT THIS TIME.

            The Date of this Proxy Statement is _____________, 1995.

                               TABLE OF CONTENTS


                                                                                                          Page
                                                                                                          ----
INTRODUCTION AND GENERAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    i
AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  iii
SUMMARY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
SELECTED FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
THE MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Certain Information Regarding the Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Certain Information Regarding Ace and Acquisition   . . . . . . . . . . . . . . . . . . . . . . . . .
    Market Prices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Background of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Reasons for the Merger; Recommendations of the Board of Directors   . . . . . . . . . . . . . . . . .
    Opinion of Financial Advisor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Provisions of the Merger Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Effect of the Merger on the Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Source and Amount of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Surrender of Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Outstanding Options and Warrants    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Deregistration of Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Interests of Certain Persons in the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Federal Income Tax Consequences   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Accounting Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Regulatory Requirements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
RIGHTS OF DISSENTING SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CERTAIN INFORMATION REGARDING ACE AND ACQUISITION . . . . . . . . . . . . . . . . . . . . . . . . . . . .
BUSINESS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
MARKET PRICES OF THE COMMON STOCK AND UNITS  AND DIVIDENDS  . . . . . . . . . . . . . . . . . . . . . . .
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
    AND RESULTS OF OPERATIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT  . . . . . . . . . . . . . . . . . . . . .
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
SHAREHOLDER PROPOSALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



APPENDIX A:  AGREEMENT AND PLAN OF MERGER
APPENDIX B:  OPINION OF FINANCIAL ADVISOR
APPENDIX C:  PROVISIONS OF FLORIDA BUSINESS CORPORATION ACT
         REGARDING DISSENTERS' RIGHTS
APPENDIX D:  AGREEMENT AND RELEASE ("LANG SEVERANCE AGREEMENT")
APPENDIX E: FORM OF SHAREHOLDER AGREEMENT AND IRREVOCABLE PROXY

                                    SUMMARY

THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE APPENDICES HERETO. IT IS NOT INTENDED TO BE A COMPLETE STATEMENT OF ALL MATERIAL FEATURES OF THE MERGER AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT, THE APPENDICES HERETO AND THE DOCUMENTS REFERRED TO HEREIN AND THEREIN. SHAREHOLDERS ARE URGED TO READ THIS PROXY STATEMENT AND THE APPENDICES HERETO IN THEIR ENTIRETY. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT.

THE SPECIAL MEETING

       Time, Date and Place of the Special Meeting

       The Special Meeting will be held at 10:00 a.m., Tampa, Florida time, on Thursday, January 11, 1996, at the Hyatt Regency Tampa at Tampa City Center, Two Tampa City Center, 211 North Tampa Street, Tampa, Florida.

       Purpose of the Special Meeting

       The purpose of the Special Meeting is to consider, approve and adopt the Merger Agreement and approve the Merger of Acquisition with and into the Company, pursuant to which (a) the Company will be the surviving corporation and a wholly owned subsidiary of Ace and (b) each share of Common Stock (other than shares held by shareholders who properly exercise dissenters' rights under Florida law) will be converted into the right to receive $1.20 in cash, without interest. See "THE MERGER -- General."

       Record Date

       Only holders of record of shares of the Common Stock on December 1, 1995 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting.

       Shares Outstanding and Holders of Record on the Record Date

       At the close of business on the Record Date, there were 5,060,982 shares of Common Stock outstanding held by approximately [NUMBER OF RECORD HOLDERS] holders of record.

       Quorum Required

       The presence (in person or by proxy) of the holders of record of a majority of all of the issued and outstanding shares of Common Stock, which are entitled to vote at the Special Meeting, will be required to constitute a quorum. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Special Meeting.

       Vote Required

       Assuming a quorum is present, the Merger Agreement will be approved and adopted and the Merger will be approved if, but only if, a majority of all the votes entitled to be cast at the Special Meeting (i.e., a majority of all outstanding shares of Common Stock) are cast in favor of the Merger. Accordingly, abstentions, broker non-votes and shares not represented at the Special Meeting all will have the effect of "no" votes or as votes in opposition to the Merger. The Company has agreed in the Merger Agreement to use its best efforts to obtain the approval and adoption of the Merger by shareholders of the Company holding at least a majority of the shares of Common Stock entitled to vote at the Special Meeting. Pursuant to the Shareholder Agreements, Ace has the power to vote at the Special Meeting an aggregate of 1,657,606 shares of Common Stock to approve the Merger, which represents approximately 32.8% of the outstanding Common Stock on the Record Date.

       Accounting Treatment

       The Merger will be accounted for using the purchase method of accounting under generally accepted accounting principles. See "THE MERGER -- Accounting Treatment."

       Dissenters' Rights

       Any holder of shares of Common Stock as of the Record Date is entitled to assert dissenters' rights with respect to any portion of all of such shares ("Dissenting Shares") pursuant to Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act (the "Dissenters' Rights Statutes"). If the Merger is consummated, holders of shares of Common Stock who do not vote in favor of approval and adoption of the Merger Agreement and approval of the Merger and who otherwise comply with the requirements of Florida law will be entitled to receive, in lieu of the Merger Consideration, the "fair value" of their Dissenting Shares, as determined pursuant to the Dissenters' Rights Statutes. A copy of the Dissenters' Rights Statutes are attached hereto as Appendix C. See "RIGHTS OF DISSENTING SHAREHOLDERS." Pursuant to the Shareholder Agreements, the holders of 32.8% of the outstanding Common Stock have agreed with Ace not to take any action or actions to perfect any dissenters' rights they may have as a result of the Merger under the Dissenters' Rights Statutes or otherwise.

THE MERGER AND RELATED MATTERS

       Effective Time of the Merger

       If the Merger Agreement is approved and adopted and the Merger is approved by the requisite vote of the shareholders of the Company and all other conditions of closing specified in the Merger Agreement are satisfied or waived, the Merger will become effective upon the filing of articles of merger (the "Articles of Merger") with the Department of State of the State of Florida (the "Effective Time"). Subject to the terms and conditions of the Merger Agreement, it is currently expected that the Articles of Merger will be filed on or shortly after the date of the Special Meeting if the Merger Agreement is approved and adopted and the Merger is approved by the shareholders.

       Conversion of Shares

       Each share of Common Stock outstanding at the Effective Time (other than shares as to which holders perfect their dissenters' rights under Florida law) will be converted into the right to receive $1.20 per share in cash, without interest (the "Merger Consideration"). Upon consummation of the Merger (the "Closing"), the certificates currently representing the Common Stock will no longer represent Common Stock and will represent only the right to receive the Merger Consideration.

       Surrender of Share Certificates

       Promptly after the Effective Time, a letter of transmittal with instructions from the Exchange Agent will be mailed to holders of record of shares of Common Stock at the close of business on the date of the Effective Time for use in surrendering their certificates representing their shares in exchange for the Merger Consideration.

CERTIFICATES SHOULD NOT BE SURRENDERED UNTIL THE LETTER OF TRANSMITTAL HAS BEEN RECEIVED. See, "THE MERGER -- Surrender of Certificates."

       Background of the Merger

       The Company Board has for several years been disappointed with the market performance of the Common Stock and, as has been previously announced, as a result has engaged in a continuing effort to increase the value and liquidity of the Common Stock for the benefit of its shareholders. As part of such effort, the Company Board has evaluated a number of possible transactions of varying types, including equity and debt financings, venture partner arrangements, strategic combinations, divestiture of operating subsidiaries, and asset and stock sales. Representatives of Paradise Valley Securities, Inc. ("Paradise"), the Company's principal market maker, the underwriter of the Company's public offering of Units in 1993 and the brokerage firm through which most of the Company's shareholders (other than directors and other affiliates of the Company) acquired their shares of Common Stock and whose clients are believed to own more than a majority of the outstanding shares of Common Stock, advised the Company in several informal discussions over the past year that it believed that many of the Company's shareholders strongly desire that the Company pursue either a major financing transaction or a sale of the Company. Because of these factors, over the last year the Company Board has accelerated its efforts to evaluate and pursue such a transaction.

       Prior to entering into the Merger Agreement with Ace, the Company Board engaged in discussions and some preliminary negotiations with a number of parties who had expressed interest in either making a substantial investment in the Company or acquiring control of the Company. However, none of such discussions and negotiations resulted in an agreement. During the period from May through October 1995 the Company and Ace negotiated and entered into, first, a letter of intent and, then, the Merger Agreement. See "THE MERGER -- Background of the Merger."

       Reasons for the Merger; Recommendations of the Board of Directors

       In determining to recommend approval of the Merger, the Board of Directors considered many factors, including (without limitation) the following: the Company's need for cash in the near future, which it may not be able to borrow or generate; evaluation of other potential offers to purchase; the advice of the brokerage firm though which most of the Company's shareholder acquired their shares of Common Stock; and the opinion of an independent investment banking firm that the Merger is fair, from a financial point of view, to the non-affiliated public shareholders of the Company. For a full discussion of these and other factors, see "THE MERGER -- Reasons for the Merger; Recommendations of the Board of Directors."

       THE COMPANY BOARD BELIEVES THAT THE MERGER IS IN THE BEST INTEREST OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE APPROVAL OF THE MERGER.

       Opinion of Financial Advisor

       First Equity Corporation of Florida (the "Financial Advisor"), an independent investment banking firm retained by the Company, has advised the Company Board that, in its opinion, the consideration to be paid in the Merger to holders of shares of the Company's Common Stock is fair from a financial point of view to such shareholders. A copy of such opinion, which sets forth the factors considered by such firm in rendering its determination, is attached as Appendix B to this Proxy Statement and should be read in its entirety. See "THE MERGER -- Opinion of Financial Advisor."

       Interests of Certain Persons in the Merger

       Certain of the Company's directors and officers own shares of Common Stock and Options. Their Common Stock and Options will be treated the same as those of other shareholders in the Merger and under the Merger Agreement. See "THE MERGER -- Interests of Certain Persons in the Merger -- Interest in Stock and Options."

       Larry F. Lang, Chairman and CEO of the Company, has an employment agreement entered into March 31, 1995 with the Company that by its terms will not expire until March 31, 2000. Early in the negotiations between the Company and Ace, Ace and Mr. Lang acknowledged that Mr. Lang's employment with the Company would not continue after the acquisition of the Company by Ace. However, under the terms of his employment agreement, upon termination of his employment prior to March 31, 2000, Mr. Lang would be entitled to receive, among other things, severance pay equal to his salary provided for under such agreement through the scheduled expiration date of the agreement. The termination of Mr. Lang's employment upon the Closing would, under the terms of his employment agreement with the Company, require severance payments to Mr. Lang in excess of $500,000. Mr. Lang has entered into an Agreement and Release with Ace (the "Lang Severance Agreement"). Pursuant to that Agreement, Mr. Lang has agreed that, among other things, (1) he will voluntarily terminate his employment with the Company upon the Closing, more than four years in advance of the stated termination date in his employment agreement with the Company; and (2) he will not to compete with the Company for a period of three years.
In exchange, Mr. Lang will receive, among other things, (1) $287,000 over two years, and (2) the right to purchase up to ten check cashing store franchises without payment of initial franchise fees, with reduced monthly franchise royalties and with certain other variances from the Company's usual form of franchise agreement. See "THE MERGER -- Interests of Certain Persons in the Merger -- Agreement and Release."

       Ace has entered into a Shareholder Agreement and Irrevocable Proxy with each of certain principal shareholders of the Company pursuant to which Ace has the power to vote an aggregate of 1,657,606 shares of Common Stock to approve the Merger, which represents approximately 32.8% of the outstanding Common Stock outstanding on the Record Date. See "THE MERGER -- Interests of Certain Persons in the Merger -- Shareholder Agreements."

       Conditions to and Termination of Merger

       The obligations of the Company, Ace and Acquisition to effect the Merger are subject to the satisfaction of certain conditions typical in acquisition agreements. In addition to the typical conditions, Ace's and Acquisition's obligations to effect the Merger are subject to (1) completing a due diligence investigation of the Company and satisfaction in their sole discretion with the results thereof, (2) the approval of the Merger by the shareholders of the Company, with not more than 5% of the Company's shareholders having exercised dissenters' rights, and (3) securing and closing financing arrangements acceptable to Ace.

       The shareholder approval will not expire and is not subject to reconsideration in the event of an extended delay or material change in the Company or its prospects. However, the Company Board can, under certain circumstances, terminate the Merger Agreement and abandon the Merger after shareholder approval is obtained.

       If the Merger Agreement is terminated (1) in connection with the approval by the Company Board or the recommendation by the Company Board that the Company's shareholders approve, or the consummation of a Competing Transaction; (2) on account of the failure of the Company's shareholders to approve the Merger; (3) on account of a breach by the Company of its obligations under the Merger Agreement; or (4) on account of a material breach of any representation or warranty of the Company that is within the knowledge of certain key personnel, then the Company shall pay to Ace, promptly after termination of the Merger Agreement, liquidated damages of $300,000 in immediately available funds. Such payment shall not limit any right of Ace to recover monetary damages, including consequential and punitive damages, in connection with any wrongful act of the Company.

       If the Merger Agreement is terminated by the Company on account of a breach by Acquisition or Ace of their obligations under the Merger Agreement or on account of a material breach of any representation or warranty of Ace or Acquisition, then Ace shall pay to the Company, promptly after termination of the Merger Agreement, liquidated damages of $200,000 in immediately available funds. Such payment shall not limit any right of the Company to recover monetary damages, including consequential and punitive damages, in connection with any wrongful act of Acquisition or Ace.

       For a more complete description of the conditions to effect the Merger and the rights to terminate the Merger Agreement, see "THE MERGER -- Provisions of the Merger Agreement -- Conditions to the Merger" and "-- Termination and Liquidated Damages."

       Source of Funds

       Ace intends to borrow from its money order supplier substantially all of the amounts necessary to consummate the Merger and fulfill its obligations under the Merger Agreement. All necessary amounts that Ace does not borrow will be paid out of Ace's working capital. A condition to the Merger is that Ace will be able to borrow the amount necessary to consummate the Merger and meet its other obligations under the Merger Agreement. See "THE MERGER -- Source and Amount of Funds."

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO SHAREHOLDERS

       The Merger will be a taxable event for the Company's shareholders for federal income tax purposes and may also be taxable under applicable state, local and foreign tax laws. All shareholders are urged to consult their own tax advisors. See "THE MERGER -- Federal Income Tax Consequences."

       To prevent the possibility of back-up federal income tax withholding on payments made to the Company's shareholders with respect to shares of Common Stock converted to cash pursuant to the Merger, each shareholder must provide the Exchange Agent appointed to distribute the Merger Consideration with the shareholder's correct taxpayer identification number by completing the Substitute Form W-9 to be included with the letter of transmittal, or any other forms as may be applicable.

CERTAIN INFORMATION REGARDING THE COMPANY

       The Company, through its wholly owned subsidiaries owns, operates and franchises retail check cashing stores. At November 1, 1995, the Company owned and operated 26 stores: 17 in Florida, 6 in Washington and 3 in Indiana. In addition, at November 1, 1995, there were 161 stores franchised by the Company's subsidiaries open and operating in 26 states. The Company's stores provide a range of services with primary emphasis on cashing checks for a fee. Other services include money transfer services, sales of money orders, electronic filing of income tax returns and corresponding refund anticipation loans, sales of bus passes, mailbox rentals and other ancillary services. In late 1993, the Company, through its wholly owned subsidiary Check Express Finance, Inc., began a loan program providing small consumer loans and used vehicle financing to individuals who generally do not qualify for traditional sources of financing. The Company recently has entered into a letter of intent contemplating the sale of that entity. See "BUSINESS OF THE COMPANY."

CERTAIN INFORMATION REGARDING ACE AND ACQUISITION

       Ace is the largest owner and operator of check-cashing stores in the United States. Ace stores offer check-cashing and other retail financial services at competitive rates in clean, convenient settings. Ace's strategy is to have the largest number of check-cashing stores in each of its markets, and the proposed Merger is consistent with Ace's intent to grow by (in part) strategic acquisitions of stores in targeted markets. Ace was incorporated under the laws of Texas in 1982.

       Acquisition is a Florida corporation recently organized by Ace for the purpose of effecting the Merger. It has no material assets and has not engaged in any activities except in connection with the Merger.

       The principal executive office of each of Ace and Acquisition is at 1231 Greenway Drive, Suite 800, Irving, Texas 75038, and the telephone number of each is (214) 550-5000. See "CERTAIN INFORMATION REGARDING ACE AND ACQUISITION."

MARKET PRICES

       The Common Stock and the Units are traded on the Nasdaq Small Caps Market under the symbols CHXS and CHXSU, respectively. On August 30, 1995 (the last trading day prior to the public announcement of the letter of intent to enter into the Merger Agreement), the last reported sale prices of the Common Stock and the Units were $1.00 and $3.38, respectively. On October 13, 1995 (the last trading day prior to the public announcement of the Merger Agreement), the last reported sale prices of the Common Stock and the Units were $1.00 and $4.00, respectively. On December __, 1995 (the last trading day prior to the printing of this Proxy Statement), the last reported sale prices of the Common Stock and the Units were $_____ and $______, respectively. The Company has never paid cash dividends on the Common Stock and, if the Merger is not consummated, does not anticipate the payment of cash dividends on the Common Stock in the foreseeable future. See "MARKET PRICES OF THE COMMON STOCK AND UNITS AND DIVIDENDS."


                         SELECTED FINANCIAL INFORMATION

       The following table sets forth selected financial information for the
Company.   Such information is qualified by the detailed information and financial statements, including the notes thereto, included in this Proxy Statement and should be read in conjunction therewith. The selected information for the nine months ended September 30, 1995 and 1994 and the balance sheets as of September 30, 1995 and 1994 were derived from unaudited financial statements of the Company, which, in the opinion of management of the Company, includes all adjustments that are considered necessary for a fair presentation of the results of operations for such periods. Results for the interim periods are not necessarily indicative of results for the year. The selected information for each of the two fiscal years in the period ended December 31, 1994 and 1993 and balance sheets as of December 31, 1994 and 1993 were derived from the audited financial statements as of those dates. As with any business, there are uncertainties as to matters that could affect the Company, and the data reflected below may not be indicative of the Company's future financial condition or results of operations. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and the Financial Statements and Notes thereto included elsewhere in this Proxy Statement.

                                                        YEAR ENDED DECEMBER 31,            NINE MONTHS ENDED SEPTEMBER 30,
                                                    -----------------------------          -------------------------------
                                                         1994            1993                  1995                1994
                                                      ----------     -----------            ----------         -----------
                                                                                            (unaudited)        (unaudited)
                                                                                                                (restated)
STATEMENT OF OPERATIONS DATA:
Revenues  . . . . . . . . . . . . . . .            $ 7,532,619     $ 4,267,565            $ 6,014,366        $ 5,534,439
Income  . . . . . . . . . . . . . . . .                 66,642         130,694                 65,192            157,319
Net Income  . . . . . . . . . . . . . .                    467          65,580                 32,596             92,525
Earnings per share  . . . . . . . . . .                   0.00            0.02                   0.01               0.02
Weighted average number of
  shares outstanding  . . . . . . . . .              4,864,832       3,284,774              5,019,970          4,806,597

COMPANY OPERATING DATA:
Company-operated stores in
  operation at end of period                                35              24                     26                 35
Franchise stores in operation
  at end of period  . . . . . . . . . .                    149             137                    167                151

BALANCE SHEET DATA:
Total Assets  . . . . . . . . . . . . .            $10,025,855      $6,630,897            $10,606,800         $9,954,951
Long Term Debt  . . . . . . . . . . . .              1,944,096         597,995              1,965,676          2,126,122
(including capital lease obligation)
Total Liabilities . . . . . . . . . . .              5,950,973       2,629,520              6,454,505          5,791,187
Shareholders' Equity  . . . . . . . . .              4,074,882       4,001,377              4,152,295          4,163,764


                                   THE MERGER

       The following discussion includes summaries or descriptions of certain provisions of the Merger Agreement. Such summaries and descriptions are qualified in their entirety by reference to the text of the Merger Agreement attached as Appendix A to this Proxy Statement.

GENERAL

       If the Merger is approved by the requisite vote of shareholders and all conditions of Closing are satisfied or waived, the Merger will become effective upon the filing of the Articles of Merger with the Department of State of the State of Florida. The Merger is to be consummated pursuant to and in accordance with the terms of the Merger Agreement dated October 13, 1995 by and among the Company, Ace and Acquisition. In the Merger, (a) Acquisition will be merged with and into the Company, which will be the surviving corporation and become a wholly owned subsidiary of Ace, and (b) each share of the Common Stock (other than shares held by shareholders who properly exercise dissenters' rights under Florida law) will be converted into the right to receive $1.20 in cash, without interest (the "Merger Consideration"), to be paid following the Closing, all as more fully described below and in the Merger Agreement attached as Appendix A. See "-- Terms of the Merger Agreement" below.

       In addition to the conversion of the Common Stock, pursuant to the Merger Agreement, each Option shall be canceled by agreement with the holder thereof, who shall thereupon be entitled to receive cash consideration in the amount of (1) the difference between the Merger Consideration per share and the exercise price per share under the option, multiplied by (2) the number of shares covered by the Option. The Company has agreed to use its best efforts to cancel all other rights to acquire shares of Common Stock (the "Warrants") prior to consummation of the Merger, and the cancellation of all Options and Warrants is a condition of the Merger. The Company also has issued Units, with each Unit comprising four shares of Common Stock and a warrant to purchase two additional shares of Common Stock at an exercise price of $3.00 per share (the "Units"). Under the Merger Agreement, the Common Stock portion of the Units will be treated the same as the rest of the

Company's outstanding Common Stock and the warrant portion of the Units will be treated as Warrants. See "-- Outstanding Options and Warrants" below and the Merger Agreement attached as Appendix A.

BACKGROUND OF THE MERGER

       Reasons for Seeking a Merger Candidate; Preliminary Steps

       The Company Board has for several years been disappointed with the market performance of the Common Stock and, as has been previously announced, as a result has engaged in a continuing effort to increase the value and liquidity of the Common Stock for the benefit of its shareholders. As part of such effort, the Company Board has evaluated a number of possible transactions of varying types, including equity and debt financings, venture partner arrangements, strategic combinations, divestiture of operating subsidiaries, and asset and stock sales.

       In 1993 the Company conducted a public offering of Units. The Company Board had hoped that the funds obtained from such offering would support growth sufficient to increase share value and liquidity. Through the latter part of 1994, the Company Board continued to focus on Company growth. The Company aggressively pursued acquisitions of check-cashing stores from third parties and completed several such acquisitions. However, share price has declined since the public offering of the Units, and the Common Stock continues to be thinly traded.

       In the latter part of 1994 and in 1995, representatives of Paradise Valley Securities, Inc. ("Paradise"), the Company's principal market maker, the underwriter of the Company's public offering of Units in 1993 and the brokerage firm through which most of the Company's shareholders (other than directors and other affiliates of the Company) acquired their shares of Common Stock and whose clients are believed to own more than a majority of the outstanding shares of Common Stock, advised the Company in several informal discussions that it believes that many of the Company's shareholders strongly desire that the Company pursue either a major financing transaction or a sale of the Company. Because of these factors, over the last year the Company Board has accelerated its efforts to evaluate and pursue such a transaction.

       Early in 1995 the members of Company Board determined in informal discussions that, in addition to the efforts of the Company Board, a consulting or investment banking firm should be formally engaged to assist the Company, and management should identify and contact industry competitors and other likely candidates regarding a possible acquisition of the Company.

       Discussions with Parties Other than Ace

       Prior to entering into the Merger Agreement with Ace, the Company Board engaged in discussions and some preliminary negotiations with a number of parties who had expressed interest in either making a substantial investment in the Company or acquiring control of the Company.

       In the fall of 1994, Peter F. Borer, Manager of Acquisitions for the Company, had contacted Michael C. Stinson, President of Mr. Payroll Corp. ("Mr. Payroll") to inquire as to Mr. Payroll's interest, if any, in an acquisition of Mr. Payroll by the Company. Mr. Payroll is a franchisor of check cashing kiosks located within convenience stores. Mr. Stinson advised Mr. Borer that Mr. Payroll was not for sale, and that Mr. Payroll might have an interest in acquiring the Company. Over the ensuing several months, Mr. Lang and Mr. Stinson had a series of conversations regarding the possible advantages to Mr. Payroll of an acquisition of the Company. In March 1995, Mr. Stinson orally advised Mr. Lang that, because Mr. Payroll did not have expertise in operation of company-owned stores and because Mr. Payroll's strategy was to expand its franchise network only through convenience store kiosks and not through full service stores like those franchised by the Company's subsidiaries, Mr. Payroll had determined not to pursue a transaction with the Company.

       Chris Formant, Managing Partner of the Bank Practices Group of the national accounting firm Coopers & Lybrand, L.L.P. and a franchisee of the Company, indicated in informal conversation with Mr. Lang in early 1995 that he would be interested in forming a group to acquire control of the Company by way of a substantial equity investment in the Company or otherwise. Mr. Formant also had indicated that a business associate of his, Mr. Timothy Clark of Growth Strategies, Inc., a business development consulting firm, might be interested in participating in, or might be able to assist the Company in the finding of, such a group.

       On behalf of the Company Board, in February 1995 Mr. Lang communicated with Messrs. Formant and Clark, inquiring as to their ability and interest in either forming a group or locating a party interested in pursuing such an acquisition of or substantial investment in the Company. In early March 1995, Messrs. Formant and Clark indicated to Mr. Lang that they were engaged in preliminary steps directed toward a possible major transaction for the Company.

       At its March 9, 1995 meeting, the Company Board met with Messrs. Formant and Clark. In such meeting they proposed that a new entity ("Newco") be formed, to be financed and owned principally by one or more third parties (including Messrs. Formant and Clark) but also by the Company's management, and that Newco acquire the Company by way of a merger or similar transaction. Messrs. Formant and Clark indicated to the Company Board that they had engaged in informal discussions with several banks and financial institutions which had expressed interest in a possible investment in, or acquisition of, the Company by way of such a transaction. At that meeting Messrs. Formant and Clark did not identify the parties with whom they had spoken, but did indicate the general parameters of what they believed to be transactions that might reasonably be consummated. Subsequent to that meeting the Company Board members reviewed among themselves the presentation by Messrs. Formant and Clark, and determined that it would be in the best interests of the Company to further seek their assistance in consummating a transaction of the type they had described in their presentation. On March 16, 1995, the Company engaged Mr. Clark's firm, Growth Strategies, Inc., on a contingent fee basis, to assist in arranging such a transaction.

       Over the ensuing months, Messrs. Formant and Clark jointly reported periodically to Mr. Lang on their efforts and progress. Their efforts ultimately resulted in the receipt of proposals from Dauphin Deposit Corporation and ADL Associates, discussed below.

       On May 4, 1995, Larry F. Lang, the Company's Chairman and Chief Executive Officer, met with representatives of Paradise. At that meeting the Paradise representatives informed Mr. Lang that their clients were unhappy with the valuation and lack of liquidity for the Common Stock. They further informed Mr. Lang that the Company's small size and the lack of industry following made it very difficult for the Company to operate as a public company. The possibility of obtaining additional equity financing was discussed, but Paradise indicated that, given the Company's circumstances, such financing would likely not be obtainable on satisfactory terms. In addition, they reiterated their prior statements to the effect that their clients believed it to be in the best interests of the Company and its shareholders that the Company be restructured or sold.

       By way of a memorandum dated May 8, 1995, Mr. Lang informed the Company Board of his discussions with Paradise and their clients' desire that a restructuring or sale of the Company be effected. Over the next several days, the Company Board members again reviewed among themselves various options available to the Company to increase shareholder value and liquidity. In addition to Messrs. Formant and Clark, the Company determined to seek from Paradise, and Paradise agreed to provide, assistance in locating a party interested in pursuing a major transaction with the Company.

       In May 1995, Mr. Lang contacted Monetary Management Corporation ("MMC"), an industry competitor, and determined that MMC might be interested in acquiring the Company. On May 26, 1995, senior management of the Company met with representatives of MMC at their offices in Berwyn, Pennsylvania. On June 15, 1995, each member of the Company Board received a letter from MMC expressing an indication of interest for an all cash purchase of the Company at a range of $1.15 to $1.25 per share. On June 30, 1995, representatives of MMC met with Company management at the Company's offices in Tampa and toured several of the Company's stores. On July 17,1995, the Company received a proposed letter of intent from Dollar Financial Group, Inc. ("DFG"), the parent company of MMC, offering to acquire all of the outstanding stock of the Company for $1.15 per share in cash. DFG's offer was contingent upon, among other things, the sale of the Company's finance subsidiary, Check Express Finance, Inc., concurrent with the closing of the transaction with the Company. After a series of informal discussions with the other members of the Company Board, Mr. Lang responded to DFG's offer by way of a letter dated July 27, 1995, wherein he requested that DFG consider a higher offer for the Company and proposed that Company's management use its best efforts to effect a sale of the finance subsidiary, as opposed to the sale being a condition to closing of a transaction with DFG. Over the next several weeks, the Company's management team communicated with senior management of DFG and provided certain information requested by DFG.

       At its June 5, 1995 meeting, the Company Board met with representatives of Paradise, who presented the Company Board with a term sheet prepared by Paradise which summarized certain terms of a proposed transaction from Mr. Arthur Meyer and Mr. Stephen Selka ("Meyer-Selka"). Mr. Selka is a franchisee of the Company's wholly-owned subsidiary Check-X-Change Corporation and a significant shareholder of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." The Company Board advised Paradise that the Company would be receptive to a formal proposal from Meyer-Selka; however, no formal offer was forthcoming. Mr. Selka has since entered into a Shareholder Agreement with Ace. See "THE MERGER -- Interests of Certain Persons in the Merger -- Shareholder Agreements."

       On June 11, 1995, Mr. Lang and Decker A. Todd, Vice President-Finance and Chief Financial Officer of the Company, met with representatives of Dauphin Deposit Corporation ("Dauphin"), a regional bank holding company, at their offices in Harrisburg, Pennsylvania. The meeting was arranged and attended by Messrs. Formant and Clark. At the meeting, the parties explored the potential synergies which could result from an acquisition of the Company by Dauphin. On June 12, each member of the Company Board received a letter from Dauphin expressing an interest in a possible all cash acquisition of the Company, subject to due diligence. On June 14, 1995, representatives of Dauphin met with Company management at the Company's offices in Tampa, Florida. Over the ensuing several weeks, Dauphin requested, and the Company provided, certain pro forma and other information, which Dauphin requested in order to further evaluate a possible transaction with the Company.

       As a result of contact by Messrs. Formant and Clark, on June 13, 1995, Management of the Company met with representatives of Bank South Corporation at the Company's offices and conducted exploratory discussions regarding the Company's operations, including the Company's computerized check cashing systems. Bank South informed the Company that it had an interest in a possible transaction if there existed an opportunity to add value and cost efficiencies to the Company's operations through its expertise in computerized operations and systems. On June 27, 1995, Bank South informed the Company that it had determined that it could not bring sufficient improvements to the Company's operations to justify pursuing a transaction with the Company.

       On August 18, 1995, with the discussions with Ace proceeding well, and after several informal discussions with the other members of the Company Board, Mr. Lang advised both Dauphin and DFG in writing that the Company expected to receive a bona fide all cash offer from another party to purchase all of the outstanding stock of the Company at a price within the range that he believed sufficient for the Company Board to recommend to the Company's shareholders that they vote in favor of the transaction. The Company requested that Dauphin and

DFG submit any offers or revised offers they might wish to make to the Company no later than 12:00 P.M. on August 21, 1995.

       Dauphin never submitted a formal proposal or offer to the Company, and on August 18, 1995, Christopher Jennings, Dauphin's Chairman and Chief Executive Officer, advised Mr. Lang that Dauphin was not interested in further pursuing discussions with the Company and would not submit an offer to acquire the Company.

       Also on August 18, 1995, Jeffrey Weiss, Chief Executive Officer of DFG, advised the Mr. Lang in writing that it DFG would not revise its offer.

       On August 31, 1995, as further discussed below, the Company and Ace entered into a letter of intent for the purchase by Ace, by way of a Merger of the Company with Acquisition, of all of the outstanding Common Stock of the Company at $1.20 per share.

       On September 19, 1995, after the Company and Ace entered into a letter of intent to consummate the Merger, the Company received a proposal from another bank for the acquisition of the Company for $1.25 per share. The identity of the bank and the particular terms of the offer are confidential under the terms of the proposal. Over the next several days members of the Company Board and senior management carefully evaluated the offer. Based on the facts that the bank did not have prior experience in the operation and franchising of check cashing stores and that the bank was not familiar with the Company, and based also on discussions with representatives of the Bank, Company personnel were very concerned that completion of a transaction with the bank might take considerably longer than is typical of similar transactions.
In addition, they noted that, because banking is a regulated industry, their would be regulatory requirements to be met, not applicable to the transaction with Ace, which could further lengthen the time to complete a transaction. Management felt that these and other factors made the completion of a transaction with the bank considerably less likely than the completion of the Merger transaction with Ace and Acquisition. Because of these and other factors, the Company determined that the offer was not sufficient to warrant terminating its letter of intent with Ace.

       The Company received a proposal on September 21, 1995 from ADL Associates ("ADL"), a capital group which invests in and acquires middle market companies, which Mr. Lang transmitted to the other members of the Company Board on September 22, 1995. A revised proposal was received by the Company on September 28, 1995, and transmitted by Mr. Lang to the other Company Board members the following day. ADL proposed, along with other terms, that it purchase $3.5 million of newly issued convertible preferred stock of the Company at an effective price of less than $1.20 per share. The proposal also called for the issuance to ADL of warrants to purchase additional shares of Common Stock at prices in the future pegged to current values, and the payment of certain management fees to ADL in perpetuity. At its October 5, 1995 meeting, the Company Board met with Messrs. Formant and Clark, who had joined ADL, and also Ehud D. Laska and Benjamin J. Douek, principals of ADL, to discuss the proposal. After analysis and discussion of the ADL proposal over the next several days, the members of the Company Board determined that it was in the best interests of the Company and its shareholders for the Company to continue to pursue the transaction with Ace. Mr. Lang advised Mr. Clark of the Company's intent by telephone on October 10, 1995.

       Discussions and Negotiations with Ace

       From April through November 1991, the Company and Ace engaged in negotiations regarding the proposed acquisition of all of the Company's outstanding capital stock in a cash merger having a basic structure similar to that of the Merger. The parties entered into a letter of intent in July 1991, but for various reasons did not complete the negotiation of or enter into a definitive acquisition agreement. Although that transaction was not consummated, the Company's management continued to communicate with Ace's management from time to time. Ace grew rapidly, and the Company Board believed that the Company might be an attractive acquisition candidate for Ace at some point; and, in fact, on several occasions when the Company contacted Ace, Ace expressed an interest in acquiring the Company's owned and operated locations (the "Check Express Owned Stores").

       Ace routinely reviews public announcements by its competitors in the check-cashing industry, like the Company. At its meeting on April 24, 1995, the Board of Directors of Ace (the "Ace Board") noted the public release of earnings by the Company for its fiscal year ended December 31, 1994.

       Shortly after the April 24, 1995 meeting of the Board of Directors of Ace, Donald H. Neustadt, the President and Chief Executive Officer of Ace, and Mr. Lang spoke by telephone. In that conversation, Mr. Neustadt inquired about the Company's interest in selling the Check Express Owned Stores. Mr. Lang informed Mr. Neustadt that the Company would not consider a disposition of the Check Express Owned Stores separate from the Company's franchising operations. Because Mr. Neustadt indicated that Ace had an interest only in the Check Express Owned Stores, the discussion did not continue.

       On May 24, 1995, after informal discussions with the other Company Board members and as determined at the Company Board's March 9, 1995 meeting, Mr. Lang sent Mr. Neustadt a letter that outlined the strategic benefits available to Ace if it were to acquire the Company and its subsidiaries and a set of pro forma calculations based on the Company's historical financial information for its 1994 fiscal year. Mr. Neustadt evaluated that information, but reiterated to Mr. Lang Ace's interest only in the Check Express Owned Stores and stated his belief that, based on the pro forma calculations, the Ace Board would consider offering $3.8 million to $4.2 million for the Check Express Owned Stores. Mr. Lang advised Mr. Neustadt that the Board believed it would be in the best interests of the Company's shareholders if the Company were sold as a whole.

       Mr. Lang initiated a telephone conversation with Mr. Neustadt in mid-June 1995 to inform Mr. Neustadt that the Company had recently received a purchase proposal and to inquire as to Ace's interest in the Company. Mr. Neustadt responded that Ace's interest had not changed since their previous discussion.

       On August 3, 1995, after informal discussion among the Company Board Members, the Company indicated in a public announcement that it would entertain proposals or offers regarding the sale of the Company or to effect other transactions to maximize shareholder value and liquidity. Mr. Lang called to inform Mr. Neustadt about the press release and to encourage Ace to formulate and make a proposal for the Company. Mr. Neustadt stated his belief that, based on the most recent financial information about the Company and the pro forma information provided to him in May, a price not significantly different than the price range he previously expressed would be appropriate for the entire Company if a market multiple were applied to the Company's earnings.

       In separate informal discussions thereafter with certain other members of the Ace Board, Mr. Neustadt and the other directors of Ace acknowledged that any acquisition of the Company by Ace would have to involve not only the Check Express Owned Stores, but also the Company's franchising operations. Mr. Neustadt and the other members of Ace's management began to discuss the ways in which Ace might approach the Company's franchising operations if they were acquired.

       Mr. Neustadt reviewed the Company's public release, on August 14, 1995, of its earnings for the fiscal quarter and six months ended June 30, 1995. The following day Mr. Neustadt requested that Mr. Lang send additional financial data of the Company for Ace's review. That data, which Mr. Lang then sent, consisted of detailed profit and loss information for the Check Express Owned Stores on a store by store basis and by business segment for the Company and its subsidiaries for the six months ended June 30, 1995.

       On August 16 - 18, 1995, Mr. Neustadt and other members of Ace's management evaluated the data received from Mr. Lang and discussed among themselves, with other members of the Ace Board, and with Ace's counsel the possibility of making a proposal to acquire the Company. The other members of Ace's management included R. Edward McCarty, Senior Vice President -- Operations, and Mike Edwards, Vice President -- Eastern United States Operations. The key issues discussed were the operational synergies that might result from an acquisition and the corresponding price range that Ace would be willing to offer for the Company; the structure, cost, and time schedule for the acquisition; the alternatives available to Ace for dealing with the Company's franchising operations; and Ace's desire to avoid protracted negotiations or becoming involved in a bidding contest. Mr. Neustadt discovered from informal separate discussions with other members of the Ace Board that the Ace Board would be willing to offer a purchase price in excess of $4.5 million for the entire Company, based on the financial analysis performed to date by Ace's management.

       On August 18, 1995, at Mr. Neustadt's request, a representative of the investment firm that had served as the managing underwriter for Ace's initial public offering in December 1992 contacted a representative of Paradise to inquire about the attitude of certain principal shareholders of the Company, known to Paradise, regarding the sale of the Company in general, the proposals or offers received by the Company to date, and the possibility of an offer by Ace to acquire the Company. Ace thereby discovered that those principal shareholders of the Company were quite interested in a sale of the Company.

       On that same date, Mr. Neustadt contacted Mr. Lang by telephone and obtained assurances from Mr. Lang that the Company Board had not yet determined to accept any other proposal or offer that the Company had received, that Mr. Lang believed that the Company Board would seriously consider a proposal or offer by Ace, and that Mr. Lang believed that the Company Board would be willing to grant exclusivity to Ace or enter into an arrangement with Ace involving a break-up fee, if Ace submitted a proposal or offer to acquire the Company that was otherwise satisfactory to the Company Board and management of the Company. Based on such assurances, Mr. Neustadt and Mr. Lang scheduled a meeting of certain members of Ace's management and of the Company's management for the following Monday at the Company's executive offices in Tampa, Florida.

       On August 20, 1995, Messrs. Neustadt, McCarty and Edwards traveled to Tampa for the next day's meeting and visited various locations of the Company in the Tampa area.

       The meeting on August 21, 1995 at the Company's executive offices involved Messrs. Neustadt, McCarty and Edwards of Ace and Mr. Lang and certain members of the Company's management in charge of its franchising operations. The initial hours of the meeting were spent discussing the franchise operations of the Company to permit Ace's representatives to better understand those operations, and assess their potential benefits and risks to Ace, and identify the alternatives available to Ace with respect to those operations if Ace acquired the Company. Those alternatives identified by Ace were basically three: continuation of the franchising operations as conducted by the Company; continuation of the operations with existing franchisees, but without any further or additional franchising; and restructuring or even ceasing such operations by agreement with the existing franchisees. Thereafter at the meeting, the participants discussed in detail other significant aspects of the Company's business and affairs, historical financial performance, and prospects. Following such discussions, the representatives of Ace and the Company negotiated the basic terms of the Merger, including the purchase price of $1.20 per share of Common Stock to be paid by Ace, the circumstances in which either party would be obligated to pay liquidated damages upon that party's termination of their agreement, and the amount of such liquidated damages payment.

       On the same day, because of the progress of their discussions, the representatives of Ace and the Company also negotiated, with their respective counsel, and signed a Confidentiality Agreement between the Company and Ace, containing mutual nondisclosure obligations with respect to the parties' confidential information.

       At the end of such day, having acknowledged that Mr. Lang's employment with the Company would not continue after an acquisition by Ace, Mr. Lang and Mr. Neustadt began discussions about the terms of a severance agreement between the Company and Mr. Lang to be effective at the time of the acquisition.

       On August 22, 1995, Mr. Neustadt presented Mr. Lang with a proposed term sheet that was intended to express in writing the basic terms of the proposed transaction between the Company and Ace negotiated at the August 21st meeting. On August 22 and 23 1995, Messrs. Lang and Neustadt, with counsel for the Company and Ace, negotiated the term sheet. On August 23, 1995, after informal discussions with the other members of the Company's Board, Mr. Lang presented Mr. Neustadt with a proposed revision of the term sheet. A principal concern of the Company Board was the breakup fee sought by Ace. Though the Company Board objected to Ace's proposals both as to the amount of the breakup fee and the circumstances under which it would be required to be paid, Mr. Neustadt indicated that Ace would not proceed if the Company did not agree to that aspect of Ace's proposal. The Company Board members believed that, notwithstanding the breakup fee provision, it would be in the best interests of the Company and its shareholders to proceed with the transaction. The term sheet was not completed or signed by the parties. Instead, when Messrs. Lang and Neustadt determined that the basic terms were sufficiently agreed, the Company and Ace and their respective counsel began drafting and negotiating a letter of intent between the parties.

       The proposed acquisition of the Company was the principal topic discussed at the meeting of the Ace Board on August 24, 1995. At the meeting, Mr. Neustadt reviewed for the Ace Board various pro forma calculations he had prepared, based on financial data received from the Company, to indicate the possible effects on Ace's business and performance of the proposed acquisition of the Company, including the perceived benefits and risks related to the Company's franchising operations and the alternatives available to Ace in dealing with those operations. Mr. Neustadt also noted for the Ace Board the possibility of significantly enhancing the revenue at the Check Express Owned Stores by Ace's offering small consumer loans in those jurisdictions. As the result of Mr. Neustadt's presentation and related factors discussed by Ace's directors, the Ace Board authorized the management of Ace to negotiate and sign a letter of intent to purchase the Company at the negotiated purchase price of $1.20 per share of Common Stock.

       From August 24 until August 31, 1995, the parties and their respective counsel negotiated the letter of intent. As the result of the preparation and negotiation of the term sheet, the principal remaining issues negotiated were the term of the letter of intent and covenants regarding the conduct of the business of the Company prior to the Closing. The letter of intent was signed on August 31, 1995, and a public announcement thereof was made by the parties. The Company Board ratified the letter of intent at its October 5, 1995 meeting.

       In September and the first part of October 1995, the parties and their counsel prepared and negotiated the terms of the Merger Agreement. In addition to the terms normally addressed in an acquisition agreement, the negotiations focused on (a) Ace's desire to obtain from certain principal shareholders of the Company an agreement to vote in favor of the Merger, and (b) a more detailed description of the events that would require either party to pay liquidated damages (as a break-up fee) to the other party in the event of a termination of the Merger Agreement. See "-- Provisions of the Merger Agreement" below.

       Also during this period, Mr. Lang and Mr. Neustadt had numerous telephone conversations and other communications regarding Mr. Lang's severance agreement with the Company, to be effective on the date of the Closing (the "Closing Date"). The key issues negotiated included the severance amount to be paid to Mr. Lang upon the early termination of his employment agreement with the Company, the terms on which Mr. Lang would be entitled to obtain franchises of locations from a subsidiary of the Company, the extent to which Mr. Lang would release claims against the Company, the release of Mr. Lang from his personal guarantee of certain indebtedness of the Company, and the extent of Mr. Lang's covenant not to compete with Ace and its affiliates subsequent to the Merger. See "-- Interests of Certain Persons in the Merger -- Agreement and Release" below.

       Mr. Neustadt discussed the progress of the negotiations of the Merger Agreement with various other members of the Ace Board from time to time in separate informal conversations, and one or more drafts of the Merger Agreement were provided to the members of the Ace Board. By resolutions contained in a written consent dated as of September 25, 1995, the members of the Ace Board unanimously approved the Merger and the terms of the Merger Agreement they had reviewed (and with such changes thereto as Mr. Neustadt or other members of Ace's management may approve) and authorized the executive officers of Ace to sign the definitive Merger Agreement when negotiated.

       During the same period, Mr. Lang discussed the progress of the negotiations of the Merger Agreement with various other members of the Company Board from time to time in a series of informal conversations, and drafts of the Merger Agreement were provided to the members of the Company Board. At a meeting held on October 5, 1995, the Company Board unanimously determined that the Merger is fair to, and in the best interests of, the Company's shareholders, unanimously approved the Merger and the terms of the Merger Agreement (with such changes thereto as Mr. Lang should approve), authorized the executive officers of the Company to sign the definitive Merger Agreement when negotiated, and determined to recommend approval by the Company's shareholders. See "THE MERGER -- Reasons for the Merger; Recommendations of the Board of Directors."

       In early October 1995, Mr. Lang contacted certain principal shareholders of the Company to obtain their written agreement to vote in favor of the Merger and the Merger Agreement at the special meeting of the shareholders of the Company that would be called to consider the Merger and the Merger Agreement and to grant Ace a proxy with respect to such vote. Such voting agreements from certain principal shareholders of the Company, as set forth in the Shareholder Agreement and Irrevocable Proxy signed by each such shareholder (collectively, "Shareholder Agreements"), were a condition to Ace's entering into the Merger Agreement. Shareholders of the Company holding approximately 32.8% of the outstanding Common Stock signed the Shareholder Agreements in favor of Ace. See "-- Interests of Certain Persons in the Merger -- Shareholder Agreement and Irrevocable Proxies" below.

       On October 13, 1995, the Company, Ace and Acquisition signed and publicly announced the Merger Agreement. For a description of the terms of the Merger Agreement, see "-- Provisions of the Merger Agreement" below. As of October 13, 1995, Mr. Lang, the Company and Ace entered into the Agreement and Release, setting forth the terms of Mr. Lang's severance pay and other rights effective on the Closing Date. For a description of those terms, see "-- Interests of Certain Persons in the Merger -- Agreement and Release" below.

       From October 18 through October 20, 1995, Messrs. Neustadt and McCarty and other members of Ace's management met with Mr. Lang and other employees of the Company at the Company's executive offices in order to gain a greater knowledge of the Company's franchising operation, meet certain executive officers and key employees of the Company, review certain employment records and evaluate recent marketing efforts of the Company.

       Following execution of the Merger Agreement, representatives of Ace also began discussions with the Money Order Supplier (as defined below) regarding financing for the Merger and submitted to the Money Order Supplier various information regarding the Company and the proposed Merger.

       On November 15, 1995, First Equity Corporation of Florida delivered its written fairness opinion to the Company Board. See "-- Opinion of Financial Advisor" below.

       At a meeting on November 22, 1995, the Company Board ratified and approved the Merger Agreement, determined that the Merger is fair to and in the best interests of the Company and its shareholders, and determined to recommend to the Company's shareholders that they approve and adopt the Merger Agreement and approve the Merger. The Company Board also approved the fairness opinion received from the Financial Advisor and the form and content of this Proxy Statement.

REASONS FOR THE MERGER; RECOMMENDATIONS OF THE BOARD OF DIRECTORS

       In determining to recommend approval of the Merger, the Company Board considered many factors, including (without limitation) the following:

       (1) The Company's core business, check cashing, requires substantial amounts of cash "inventory" for operations. The Company believes that with its present cash and credit lines it has sufficient capital to continue its present level of operations. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Capital Resources." However, in order to realize what the Company believes to be significant growth potential of its stores and to continue to support the Company's expanding store and other operations, the Company believes that, in the near future, it would have to obtain additional cash. The Company's current credit relationships are such that the Company Board is not confident that such funds can be obtained. On the other hand, Ace has credit arrangements that would provide it sufficient funds to operate all the Company's locations and realize their growth potential. Consequently, Ace is in a position to offer a price that reflects the Company's earnings potential, while the Company may not be in a position to realize such potential.

       (2) Before entering into the Merger Agreement, the Company, with the involvement of its investment bankers and consultants, undertook a comprehensive effort to locate other potential purchasers. As a result of such effort, several offers and proposals to acquire the Company were received. The Company Board evaluated all offers and indications of interest on the basis of a number of factors, including each proposal's underlying per share valuation of the Common Stock, the likelihood of successfully completing the proposed transaction, the estimated timing in completing the proposed transaction, and the anticipated costs of completing the transaction. Prior to entering into the Merger Agreement with Ace and Acquisition, all offers were at an effective valuation of less than $1.20 per share. After announcing the Merger Agreement, the Company received additional offers. But, no other offer received has presented a high enough price and a high enough likelihood of completion to justify terminating the Merger Agreement. See "THE MERGER -- Background of the Merger."

       In addition, the Company has explored the availability of funds from other sources, including lenders and third parties who had expressed interest in making a substantial investment in the Company, but has not located an adequate source of funds. Based on discussions with the Company's investment bankers, the Company Board also has determined that it would not be cost effective to raise capital in the public debt or equity markets. The Company Board believes that the Merger is the best of the alternatives that has been offered or made available to the Company and its shareholders.

       (3) In informal discussions, Paradise, the brokerage firm through which most of the Company shareholders acquired their shares of Common Stock has indicated that it believes the Merger will be in the best interests of the Company's shareholders, and more favorable to the shareholders than other transactions that have been considered by the Company Board.

       (4) The Board of Directors also has given significant weight to the opinion of its Financial Advisor (attached as Appendix B hereto) to the effect that the consideration to be paid to the shareholders of the Company is fair to the shareholders from a financial point of view. See "THE MERGER -- Opinion of Financial Advisor."

       (5) Information available to the Company Board with respect to the financial condition, results of operations and business of the Company on both an historical and a prospective basis.

       (6) The all-cash consideration to be received by shareholders in the Merger and the opportunity for all shareholders to convert to cash all of their shares of Common Stock.

       (7) The financial ability of Ace and Acquisition to consummate the Merger.

       (8) The fact that the Merger Agreement permits the Company to pursue a more favorable transaction should one materialize (although the Company would then be required to pay Ace $300,000 in liquidated damages).

       In view of the variety and number of factors considered in connection with its evaluation of the Merger Agreement, the Company Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the factors considered in reaching its decision.

       THE COMPANY BOARD HAS UNANIMOUSLY DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF, AND IS FAIR TO, THE HOLDERS OF SHARES OF THE COMPANY'S COMMON STOCK. ACCORDINGLY, THE COMPANY BOARD HAS UNANIMOUSLY APPROVED AND ADOPTED THE MERGER AGREEMENT AND APPROVED THE MERGER AND UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

OPINION OF FINANCIAL ADVISOR

       The Company has engaged First Equity Corporation of Florida (the "Financial Advisor" or "First Equity") in connection with the transactions contemplated by the Merger Agreement and to render its opinion as to the fairness, from a financial point of view, to the shareholders of the Company, of the Merger Consideration. The amount of the Merger Consideration was determined through negotiations between the Company and Ace, and not the Financial Advisor.

       There is not and has not been any material relationship between the Company or, to the Company's knowledge, any of the Company's affiliates and the Financial Advisor, and no such relationship is contemplated.

       On November 15, 1995, the Company Board received, and the Company Board expects to receive as of the Closing, a written opinion dated from the Financial Advisor that, as of such date, the consideration to be received by the

Company's shareholders pursuant to the Merger Agreement was fair to such shareholders from a financial point of view. The Financial Advisor has confirmed its written opinion as of the date of this Proxy Statement.

       THE FULL TEXT OF THE OPINION OF THE FINANCIAL ADVISOR, WHICH SETS FORTH THE ASSUMPTIONS MADE, FACTORS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY THE FINANCIAL ADVISOR, DATED THE DATE OF THIS PROXY STATEMENT IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. THE FINANCIAL ADVISOR'S OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CONSIDERATION TO BE PAID IN THE MERGER TO THE COMPANY'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY OF THE COMPANY'S SHAREHOLDERS AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE SPECIAL MEETING. THE SUMMARY OF THE OPINION OF THE FINANCIAL ADVISOR SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION ATTACHED AS APPENDIX B.

       In rendering its opinion, the Financial Advisor: (1) reviewed the Merger Agreement; (2) reviewed certain publicly available business and financial information pertaining to the Company; (3) reviewed certain other information provided to the Financial Advisor by the Company and prepared by the Company in the ordinary course of its business; and (4) met with the management team of the Company to discuss the business, financial condition and results of operations, and prospects of the Company, as well as the Merger and the terms of the Merger Agreement. The Financial Advisor also considered certain financial and stock market data regarding the Company and compared that data with similar data for other companies in businesses similar to those of the Company, including Ace. In addition, the Financial Advisor considered the financial terms of certain other business combinations that had recently been effected or proposed. The Financial Advisor also considered such other information, financial studies, analyses and investigations and financial, economic and market data as it deemed relevant.

       In connection with its review, the Financial Advisor did not independently verify any of the foregoing information and relied on such information as being complete and accurate in all material respects. With respect to any forecast or projected financial information, the Financial Advisor assumed that such information had been reasonably prepared on bases reflecting the best currently available estimates and judgements of the management of the Company as to the future financial performance of the Company. In addition, the Financial Advisor did not make an independent evaluation or appraisal of any of the assets of the Company.

       In connection with rendering its opinion, the Financial Advisor considered a variety of valuation methods. The material valuation methods used are summarized below. These analyses taken together provided the basis for the Financial Advisor's opinion.

       (1) Comparable Company Analysis. Using publicly available information, the Financial Advisor attempted to identify other companies which, in the Financial Advisor's judgment, were comparable to the Company for the purpose of comparing historical operating and financial data, stock data and financial ratios. The comparable company analysis included the following companies (the "Selected Companies"): Ace Cash Express, Comdata Holdings, Concord EFS, Game Financial and Pay-O-Matic Corp. The financial information analyzed included earnings per share for the latest twelve months ("LTM"), fiscal 1994 and estimates for fiscal 1995; book value per share; price multiples for LTM earnings per share, fiscal 1994 earnings per share and estimated 1995 earnings per share; market capitalization; and profitability. The Financial Advisor generally found that historical data relating to the Company was not comparable to that relating to the Selected Companies, and did not develop any meaningful conclusions from this analysis.

       (2) Selected Transaction Analysis. Using publicly available information, the Financial Advisor also sought to identify recently completed or pending transactions which, in the Financial Advisor's judgment, were comparable to the Merger for the purpose of this analysis. The Financial Advisor did not identify any such transactions, and no meaningful conclusions were developed by the Financial Advisor from this analysis.

       (3) Trading History of the Common Stock. The Financial Advisor analyzed the price and trading volume history for the common stock of the Selected Companies and the Company over the preceding year. The trading history of the Selected Companies' common stock was reviewed to examine trends in the industry and to examine industry factors affecting the Company's Common Stock.

       (4) Break-Up Analysis. The Financial Advisor performed a break-up analysis to identify and value the principal asset components of the Company, including installment notes receivable, Company owned stores and franchise operations. In view of the lack of available information on comparable companies and industry transactions, the break-up analysis incorporated generally accepted industry valuation measures as well as traditional market indications which were applied to determine a range of values for the individual asset components. Other corporate assets not included within the principal components were valued at book value. Intangibles were excluded form the analysis. Total liabilities were then deducted to arrive at a net asset valuation assuming the individual components and other assets could be liquidated separately.

       (5) Discounted Cash Flow Analysis. Based on historical financial information and on additional information provided by the Company, the Financial Advisor estimated the Company's future cash flows and applied a discount factor to determine estimated the current value of the Company's operations.

       (6) General. The Financial Advisor also considered various industry related and other factors.

       In preparing its opinion to the Company Board, Financial Advisor performed a variety of financial and comparative analyses, including those described above. This summary of such analyses does not purport to be a complete description of the analyses underlying the Financial Advisor's opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances. Therefore, such opinion is not readily susceptible to a summary description. In arriving at its opinion, the Financial Advisor did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The Financial Advisor believes that its analyses must be considered as a whole and that selecting portions of its analyses and other factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying its opinion. The Financial Advisor made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and the Financial Advisor. Any estimates contained in the Financial Advisor's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which companies actually may be sold. Because such estimates are inherently subject to uncertainty, neither the Company, Ace, the Financial Advisor nor any other person is responsible for their accuracy.

       In rendering its opinion, the Financial Advisor expressed no view and made no recommendations to the Company's shareholders with respect to how such holders should vote on the Merger.

       First Equity is a regionally recognized investment banking firm regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for estate, corporate and other purposes. The Company Board selected and retained the Financial Advisor to act as financial advisor in connection with the Merger on the basis of such experience and other relevant factors. See "-- Background of the Merger."

       The Company has paid the Financial Advisor a fee of $25,000, and has reimbursed the Financial Advisor for certain of its out-of-pocket expenses aggregating less than $500, in connection with such firm's analysis and opinion.

PROVISIONS OF THE MERGER AGREEMENT

       Conversion of Shares

       At the Effective Time, and without any action on the part of the Company, Ace or Acquisition, or any holder of any shares of Common Stock, each outstanding share of Common Stock (other than Dissenting Shares) will be converted automatically into the right to receive the Merger Consideration. See "Surrender of Certificates" below. Dissenting Shares will have the right to receive such consideration as may be determined to be due to the holders of such shares pursuant to Florida law, but will have no other rights.

       Each share of common stock, $0.01 par value of Acquisition outstanding and held by Ace as of the Effective Time will be converted into and become one fully paid and nonassessable share of Common Stock of the Company as the surviving entity in the Merger. For a discussion of the treatment of Options and Warrants in the Merger Agreement, see "-- Outstanding Options and Warrants" below. For a discussion of the rights of holders of Dissenting Shares, see "RIGHTS OF DISSENTING SHAREHOLDERS."

       Conditions to the Merger

       The obligations of the Company to effect the Merger are subject to the satisfaction of certain conditions, including, among others, that (1) Acquisition and Ace shall have fulfilled all their obligations under the Merger Agreement; (2) all of the representations and warranties of Acquisition and Ace shall have been true and correct as of the date of the Merger Agreement and shall be true and correct as of the Closing Date; (3) the Company shall have received an opinion of counsel to Acquisition and Ace as to certain matters;
(4) no action, proceeding, or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted, or entered to restrain or prohibit the carrying out of the Merger; and (5) all of the agreements, documents and instruments contemplated by or attached as exhibits to the Merger Agreement shall have been executed and delivered.

       The obligations of Acquisition and Ace to effect the Merger are subject to the satisfaction of certain conditions, including, among others, that (1) the Company shall have fulfilled all its obligations under the Merger Agreement; (2) all of the representations and warranties of the Company shall have been true and correct as of the date of the Merger Agreement and shall be true and correct as of the Closing; (3) Acquisition and Ace shall have received an opinion of counsel to the Company as to certain matters; (4) there shall have occurred no material adverse change in the amount of $25,000 or more in the business, properties, assets, liabilities, results of operations, prospects, or condition, financial or otherwise, of the Company from that reflected in the Company's consolidated balance sheet as of June 30, 1995, and the related consolidated statements of income, changes in shareholders' equity, and changes in cash flow for the year then ended; (5) Acquisition and Ace shall have completed a due diligence investigation of the Company and shall be satisfied in their sole discretion with the results thereof; (6) the Company shall have obtained all approvals and consents of third parties and any governmental body that are necessary for the Company's Closing; (7) the Merger shall have been approved by the Company's shareholders in accordance with Florida law, and not more than 5% of the Company's shareholders shall have exercised dissenters' rights under the Florida Business Corporation Act; (8) no action, proceeding, or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted, or entered to restrain or prohibit the carrying out of the Merger; (9) all of the agreements, documents and instruments contemplated by or attached as exhibits to the Merger Agreement shall have been executed and delivered; and (10) Ace shall have secured and closed a financing arrangement acceptable to Ace to provide the funds necessary to consummate the Merger, and shall have received the consent of its senior secured lender that is necessary for Ace's consummation of the financing and transactions contemplated by the Merger Agreement.

       Conduct of Business Pending the Merger

       Pending completion of the Merger, the Company has agreed

       (1) to afford Ace, Acquisition and their representatives full access to and the right to inspect, review, and make copies of its assets, properties, books, contracts, commitments and records, view the Company's physical properties and communicate with key employees and customers and suppliers, and in connection therewith to furnish such information and materials as Ace and Acquisition may reasonably request;

       (2) to conduct its operations in the ordinary and usual course of business consistent with past and current practices, and use its best efforts to maintain and preserve intact its organization and goodwill, to retain the services of key officers and employees, and to maintain current business relationships;

       (3) to advise Acquisition and Ace of material operational matters and the general status of ongoing operations;

       (4) to notify Acquisition and Ace of any emergency or other change in the normal course of business, and of any governmental complaint, investigation, hearing, or communication indicating the same may be contemplated;

       (5) to use its best efforts to take no action that, and not fail to take any action the failure to take which, would cause or permit its representations and warranties to be untrue in any respect at the Closing; and

       (6) not to (i) declare, pay or set aside for payment any dividend or distribution with respect to its capital stock; (ii) make any change in its capital structure, (iii) redeem, purchase, or otherwise acquire any of the Common Stock or any warrant or option to purchase Common Stock, except for an amount not greater than the amount that would be paid therefor under the Merger Agreement; (iv) make any material loan or advance to any shareholder, officer, director or employee of the Company; or (v) increase the compensation of or pay or accrue any bonus to any employee of the Company other than in accordance with established practices.

       Mutual Covenants

       The Company on the one hand, and Acquisition and Ace on the other hand, have agreed with each other (1) that each will notify the other or others in writing of any facts that would make any of the notifying party's or parties' representations and warranties under the Merger Agreement untrue in any material respect, or that would otherwise constitute a material adverse change in the business, results of operation, working capital, assets, liabilities, or condition (financial or otherwise) of the notifying party or parties taken as a whole; (2) to use their best efforts and cooperate in proceeding to Closing;
(3) to make all press releases and similar announcements jointly, subject to regulatory and other requirements; (4) to provide to the other copies of all Securities and Exchange Commission and other governmental filings; and (5) to maintain the confidentiality of information received from the other or others.

       No Solicitation Provision

       The Company has agreed not to (1) initiate, solicit or encourage, or take any other action intended or designed, directly or indirectly, to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any "Competing Transaction" (as defined below), or (2) enter into discussions with or negotiate with any person or entity or otherwise cooperate in any way in furtherance of such inquiries or to obtain a Competing Transaction, or (3) agree to or endorse any Competing Transaction, or authorize any person to take such action. The Company also agreed to direct and instruct and use its best efforts to cause its representatives not to take any such prohibited action, and to notify Ace of the receipt and material terms of any such inquiries or proposals as are received. "Competing Transaction" includes, among other things (other than the transactions contemplated by the Merger Agreement), (1) any merger, consolidation, share exchange, business combination, or other similar transaction; (2) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition of ten percent or more of the assets of the Company or issuance of ten percent or more of the outstanding voting securities of the Company; (3) any tender or exchange offer for ten percent or more of the outstanding Common Stock; (4) any solicitation of proxies in opposition to the Merger; and (5) the acquisition by any person or group of persons acting together of ten percent or more of the outstanding shares of Common Stock or of control of the Company.

       Notwithstanding the foregoing, the Company may review and respond to an unsolicited proposal from a third party if and to the extent that the Company Board, after consultation with legal counsel, determines in good faith that such action is required or may reasonably be required for the Board of Directors to comply with its fiduciary duties to the Company's shareholders, provided that the Company obtains a confidentiality agreement from such party and further provided that the Company notifies Ace prior to responding and keeps Ace informed as to the matter.

       Termination and Liquidated Damages

       The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the Company's shareholders,
(1) by mutual consent of the parties to the Merger Agreement, (2) by either party after January 31, 1996 if a condition to such party's obligations to consummate the Merger has not been satisfied; (3) by Ace if there has been a breach by the Company of any of its covenants, agreements, representations or warranties under the Merger Agreement; (4) by the Company if there has been a breach by Acquisition or Ace of any of their covenants, agreements, representations or warranties under the Merger Agreement; (5) by either Ace or the Company if any governmental action prevents or prohibits Closing; (6) by either Ace or the Company if the Merger Agreement shall fail to receive the requisite vote for approval by the Company's shareholders; (7) by either Ace or the Company if the Company Board recommends to its shareholders any competing transaction or if a third party consummates a competing transaction and gains control of the Company. Provisions regarding confidentiality, press releases and payment of expenses of the transaction shall survive termination of the Merger Agreement.

       If the Merger Agreement is terminated (1) in connection with the approval by the Board of Directors, the recommendation by the Board of Directors that the Company's shareholders approve, or the consummation of a Competing Transaction; (2) on account of the failure of the Company's shareholders to approve the Merger; (3) on account of a breach by the Company of its obligations under the Merger Agreement; or (4) on account of a material breach of any representation or warranty of the Company that is within the knowledge of certain key personnel, then the Company shall pay to Ace, promptly after termination of the Merger Agreement, liquidated damages of $300,000 in immediately available funds. Such payment shall not limit any right of Ace to recover monetary damages, including consequential and punitive damages, in connection with any wrongful act of the Company.

       If the Merger Agreement is terminated by the Company on account of a breach by Acquisition or Ace of their obligations under the Merger Agreement or on account of a material breach of any representation or warranty of Ace or Acquisition, then Ace shall pay to the Company, promptly after termination of the Merger Agreement, liquidated damages of $200,000 in immediately available funds. Such payment shall not limit any right of the Company to recover monetary damages, including consequential and punitive damages, in connection with any wrongful act of Acquisition or Ace.

       Amendments and Waivers

       The Merger Agreement may be amended, modified, or supplemented, at any time before the Effective Time, only by a written instrument executed by the parties against which enforcement of the amendment, modification, or supplement is sought.

       Shareholder approval of the Merger Agreement and the Merger will not expire and is not subject to reconsideration in the event of an extended delay or material change in the Company or its prospects. However, the Company Board can, under certain circumstances, terminate the Merger Agreement and abandon the Merger after shareholder approval is obtained.


EFFECT OF THE MERGER ON THE COMPANY

       At the Effective Time, the Company, as the surviving corporation, will continue to exist as a Florida corporation and will be a wholly owned subsidiary of Ace. Consequently, the current shareholders of the Company will have no continuing interest in the Company. Following the Merger, there will be no public trading market for the capital stock of the Company, and the Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended. Pursuant to the Merger Agreement, the Articles of Incorporation and the Bylaws of the Company in effect immediately before the Effective Time will be the Articles of Incorporation and the Bylaws of the Company as the surviving corporation following the Merger.

SOURCE AND AMOUNT OF FUNDS

       If the Merger is consummated, Ace will be required under the Merger Agreement to pay cash to the holders of shares of Common Stock, Options and Warrants in each case outstanding immediately before the Effective Time, in the aggregate amount of approximately $6.2 million. In addition, Ace will be obligated to pay an aggregate $287,000 to Mr. Lang over a two-year period under the Lang Severance Agreement (see "-- Interests of Certain Persons in the Merger -- Agreement and Release" below) and a maximum aggregate $360,000, over a period of up to three years, as severance to certain other current key employees of the Company whose employment may be terminated upon Closing.

       Ace intends to borrow substantially all of such amounts from Ace's money order supplier, American Express Travel Related Services Company, Inc. (the "Money Order Supplier"), under the existing 1992 Master Agreement, as amended, between Ace and the Money Order Supplier (the "Money Order Agreement").

       The Money Order Agreement includes, among other things, a revolving advance commitment by the Money Order Supplier, in the maximum aggregate amount of $15.0 million, on which Ace may draw for the purpose of its expansion and acquisition of new stores. Each borrowing by Ace under such commitment bears interest at an annual rate of 1% over the prime rate (as currently published in The Wall Street Journal) and is payable in equal monthly installments using a 60-month amortization until December 31, 1998, when all outstanding amounts will be due. Approximately $5.3 million of such commitment is currently available to Ace, and Ace is currently negotiating an increase in such commitment.

       All necessary amounts that Ace does not borrow under the Money Order Agreement will be paid out of Ace's working capital.

       A condition to the Merger is that Ace will be able to borrow under the Money Order Agreement an amount necessary to consummate the Merger. Ace's ability to draw on the existing commitment is subject to certain conditions, including verification by the Money Order Supplier of the proposed use of proceeds, but Ace currently expects that such conditions will be satisfied.

SURRENDER OF CERTIFICATES

       Exchange Agent

       As of the Effective Time, Ace shall deposit with ________________ (the "Exchange Agent"), for the benefit of the shareholders of the Company (other than shareholders who properly exercise dissenters' rights under Florida law), $___________ (the "Exchange Fund") to be paid to the shareholders in exchange for their outstanding shares of Common Stock.

       Exchange Procedures

       Promptly after the Effective Time, Ace will instruct the Exchange Agent to mail to each holder of record of a certificate of certificates which immediately prior to the Effective Time represented outstanding shares of Common Stock (other than shares held by shareholders who properly exercise dissenters' rights under Florida law) (the "Certificates") (1) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificate to the Exchange Agent and shall be in customary form) and (2) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. SHAREHOLDERS SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THE INSTRUCTIONS AND THE LETTER OF TRANSMITTAL ARE RECEIVED. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration and the Certificates so surrendered will be canceled. In the event of a transfer of ownership of shares of Common Stock which is not registered in the transfer record of the Company, the Merger Consideration may be paid to a transferee if the Certificates representing the Common Stock are presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrender as contemplated by the Merger Agreement, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive, upon such surrender the Merger Consideration.

       No Further Rights in Common Stock

       The payment of the Merger Consideration in accordance with the terms of the Merger Agreement will be deemed to have been issued and paid in full satisfaction of all rights pertaining to the Common Stock.

       Termination of the Exchange Fund

       Any portion of the Exchange Fund which remain undistributed to the holders of the Certificates one year after the Effective Time will be delivered to the Company, upon demand, and any holders of Common Stock

(other than Dissenting Shares) who have not theretofore complied with the exchange procedure must thereafter look only to the Company for the Merger Consideration.

       No Liability

       Neither the Company nor Ace will be liable to any holder of a Certificate for any Merger Consideration delivered to a public official pursuant to any abandoned property, escheat or similar law.

       Lost, Stolen or Destroyed Certificates

       The Exchange Agent will pay in exchange for any lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration. Ace may, however, require the owner of such lost, stolen or destroyed Certificates to deliver a bond of indemnity against any claim that may be made against Ace, the Company or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

OUTSTANDING OPTIONS AND WARRANTS

       The Company has outstanding warrants and options to purchase, in the aggregate, up to 1,678,500 shares of Common Stock at exercise prices ranging from $.43 per share to $3.00 per share. As to such options as to which the exercise price is less than the Merger Consideration per share, the Company has obtained the agreement of the holders thereof to surrender such options, simultaneously with the Closing, in exchange for the difference between the Merger Consideration of $1.20 per share and the exercise price per share under the applicable option multiplied by the number of shares covered thereby. As to certain warrants as to which the exercise price is greater than the Merger Consideration per share, the Company has made arrangements for the redemption or surrender of such warrants, no later than the Closing, for a nominal sum not to exceed [$12,500] in the aggregate. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

DEREGISTRATION OF COMMON STOCK

       Following the Closing, the shares of Common Stock will cease to be registered under the Securities Exchange Act of 1934 and will cease to be publicly traded.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

       Interests in Stock and Stock Options

       Certain of the Company's directors and officers own shares of Common Stock and will be entitled to receive the Merger Consideration. Certain of the Company's directors and officers own Options and will be entitled to receive the Merger Consideration less the exercise price of the Option for each share of Common Stock covered by the Options. See "MANAGEMENT," "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "-- Outstanding Options and Warrants" above. Such persons will receive the same Merger Consideration per share as all other shareholders, and will not receive any special or additional consideration for their shares of Common Stock or Options.

       Agreement and Release

       Larry F. Lang, Chairman and Chief Executive Officer of the Company, will voluntarily terminate his employment with the Company in connection with the Merger, as further described below. Mr. Lang has entered into an employment agreement with the Company. Mr. Lang's term of employment under that agreement began as of April 1, 1995 and is scheduled to terminate on March 31, 2000. Under the employment agreement Mr. Lang receives $130,000 each year in base salary, subject to possible increase (but not decrease) by the Company Board after through March 31, 1996. In addition, he is entitled to receive bonus compensation in an amount equal to ten percent (10%) of the Company's pre- tax profit on a quarterly basis, subject to certain limits. Mr. Lang also receives under his employment agreement, each year, an option to purchase 50,000 shares of Common Stock at the closing bid price as of the close of business on the last business day immediately preceding the grant date, as well as certain fringe benefits. Under his employment agreement, if the Company were to terminate his employment without good cause, then the Company would be required to immediately pay to Mr. Lang, in a single lump sum payment, the amount of basic compensation that would be payable over time were his employment to continue until March 31, 2000, and also to continue to pay all other compensation provided for in the employment agreement.

       Early in the negotiations between the Company and Ace, Ace and Mr. Lang acknowledged that Mr. Lang's employment with the Company would not continue after the acquisition of the Company by Ace. Accordingly, Mr. Lang has entered into an Agreement and Release with Ace (the "Lang Severance Agreement"). Pursuant to that Agreement, Mr. Lang has agreed to resign as of the effective date of the Merger. The following discussion includes summaries or descriptions of certain provisions of the Lang Severance Agreement. Such summaries and descriptions are qualified in their entirety by reference to the text of the Lang Severance Agreement attached as Appendix D to this Proxy Statement.

       Under the terms of the Lang Severance Agreement, Mr. Lang has (1) accepted a reduction of his severance pay to $287,000, amounting to the approximate equivalent of two years of continued base salary, to be paid over a two year period; (2) released the Company from substantially all claims that he might have against the Company; (3) agreed to provide consulting services to Ace for one year for no additional consideration; and (4) agreed not to compete with Ace for a period of three years. In exchange for such concessions, (1) the Company will reimburse Mr. Lang for health insurance premiums for 18 months after the effective date of the Merger, not to exceed $120 per month; (2) the Company will use its best efforts to cause Mr. Lang to be released from all personal guarantees by him of the Company's indebtedness, and will repay any such indebtedness with respect to which a release is not obtained within 60 days after the effective date of the Merger; and (3) the Company has agreed that for a period of ten years Mr. Lang will have the right to open up to ten franchised check cashing stores under franchise agreements with Check Express USA, Inc., one of the Company's franchising subsidiaries, without payment of initial franchise fees, with reduced continuing monthly franchise royalties, and with certain other variances from the Company's usual form of franchise agreement.

       The Company has entered into a letter of intent contemplating the sale of the assets or stock of Check Express Finance, Inc. ("CEF"), the Company's finance subsidiary operating mainly in the used automobile financing industry. See "BUSINESS OF THE COMPANY -- General." However, in addition to the foregoing, Ace has indicated that, if the assets or stock of CEF have not been sold as of the Closing, Ace may desire to dispose of CEF. Ace has agreed to pay Mr. Lang a fee of 10% of any gain upon the sale of CEF, determined in accordance with generally accepted accounting principles, should CEF be sold to a party introduced to Ace by Mr. Lang within one year of such introduction.

       Shareholder Agreements and Irrevocable Proxies

       Ace has entered into a Shareholder Agreement and Irrevocable Proxy with each of certain principal shareholders of the Company, pursuant to which Ace has the power to vote an aggregate of 1,657,606 shares of Common Stock to approve the Merger, which represents approximately 32.8% of the outstanding Common Stock on the Record Date. The shareholders that entered into the Shareholder Agreements agreed (1) not to sell, transfer, pledge, encumber, assign, or otherwise dispose of their shares of Common Stock, (2) not to take any action or actions to perfect any dissenters' rights he or it may have as a result of the Merger under the Dissenters' Rights Statutes or otherwise and (3) to cause any representatives or employees of such shareholder who are members of the Company Board to vote to recommend approval and adoption of the Merger Agreement by the shareholders of the Company, subject to any contrary fiduciary duties. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." A form of the Shareholder Agreement is attached as Appendix E hereto. The preceding summary of the Shareholder Agreement is qualified in its entirely by reference to the full text of the Shareholder Agreement.

       Severance Arrangement for Employees Other than Lang

       The employment by the Company of some employees other than Mr. Lang may terminate in connection with the consummation of the Merger, whereupon such persons will receive severance pay either in accordance with Company policy or on an individually negotiated basis. It is anticipated that the employment of Decker A. Todd, Vice President-Finance and Chief Financial Officer of the Company, may terminate in connection with consummation with the Merger, and that upon such termination he would receive approximately $44,000 in severance pay, equivalent to approximately seven months' salary for Mr. Todd. No officer or other key employee, other than Messrs. Lang and Todd, is presently expected to terminate his or her employment with the Company in connection with the consummation of the Merger.

FEDERAL INCOME TAX CONSEQUENCES

       The following is only a general description of certain of the federal income tax consequences of the Merger to holders of shares of Common Stock, without reference to the particular facts and circumstances of any particular shareholder or to any state, local or foreign tax laws that may be applicable in a particular case. IN VIEW OF THE INDIVIDUAL NATURE OF EACH SHAREHOLDER'S TAX SITUATION, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER.

       The Merger will be a taxable event for any holder of shares of Common Stock for federal income tax purposes and also may be a taxable event under applicable state, local and foreign tax laws. A shareholder will recognize gain or loss for federal income tax purposes measured by the difference between the amount of cash received (less, in the case of dissenters, any amount thereof that is deemed to be interest for federal income tax purposes) and such shareholder's adjusted tax basis for the shares of Common Stock converted into cash. The gain or loss recognized will be treated as a capital gain or loss if the shares of Common Stock are held by the shareholder as a capital asset, and will be a long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year.

       To prevent the possibility of back-up federal income tax withholding on payments made to the Company's shareholders with respect to shares of Common Stock converted to cash pursuant to the Merger, each shareholder must provide the Exchange Agent appointed to distribute the Merger Consideration with the shareholder's correct taxpayer identification number by completing the Substitute Form W-9 to be included with the letter of transmittal, or any other forms as may be applicable.

ACCOUNTING TREATMENT

       Ace will account for the Merger using the purchase method of accounting under generally accepted accounting principles. Under the purchase method of accounting, assets and liabilities of the Company would be recorded at their fair value on the Closing Date, and any excess of the purchase price over the fair value of the underlying net assets of the Company would be recorded as goodwill. For accounting purposes, Ace will be deemed to be purchasing all outstanding shares of Common Stock.

REGULATORY REQUIREMENTS

       Neither the Company, Ace, or Acquisition is aware of any governmental approvals required for consummation of the Merger, other than the compliance with federal securities laws in connection with the solicitation of proxies. Since the Company will become a wholly owned subsidiary of Ace, certain state and local licenses and registrations relating to and necessary for the continued conduct of the business of the Company will require filings, amendments or notices under state and local laws due to such change of control.

                       RIGHTS OF DISSENTING SHAREHOLDERS

       Pursuant to Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act (the "Dissenters' Rights Statutes"), any shareholder of the Company has the right to dissent from the Merger and obtain, instead of the Merger Consideration, payment of the "fair value" of such person's shares in the event of consummation of the Merger, provided that such holder complies with applicable statutory requirements, summarized below. All references to and summaries of the rights of dissenting shareholders are qualified in their entirety by reference to the text of the Dissenters' Rights Statutes attached to this Proxy Statement as Appendix C.

       "Fair value" generally means the value of the shares of Common Stock as of the close of business on the day prior to the date of the Special Meeting, and is generally determined excluding any appreciation or depreciation in anticipation of the Merger, unless exclusion would be inequitable. The Board of Directors believes that, as reflected by the Company's market price per share in recent years, the fair value of the Company's shares for purposes of this statute would be less than $1.20 per share. It is important to remember that, although a shareholder may exercise dissenters' rights in hope or anticipation of receiving more than the Merger Consideration, it is possible for the exercise of dissenters' rights to result in the receipt of a lower sale price than the Merger Consideration. As described in more detail below, the dissenters' rights procedure includes an offer by the Company to purchase the dissenters' shares for what the Company estimates to be the "fair value" of the shares. This offer generally serves as the beginning of a negotiation period, and precedes any resort to the courts.

       A shareholder exercising dissenters' rights (a "Dissenting Shareholder") may dissent as to fewer than all the shares registered in such person's name. In that event, the Dissenting Shareholder's rights shall be determined as if the shares as to which the Dissenting Shareholder has dissented ("Dissenting Shares") and such person's other shares were registered in the names of different shareholders.

       A shareholder entitled to dissent and obtain payment for such person's shares under the Dissenters' Rights Statutes may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

       The procedures set forth in the Florida Business Corporation Act must be strictly complied with. Failure to follow any such procedures will result in a termination or waiver of dissenters' rights. Under Florida law, a Dissenting Shareholder, as to such person's Dissenting Shares, must:

       (1) Deliver to the Company, before the vote on the Merger Agreement and the Merger is taken, written notice of the Dissenting Shareholder's intent to demand payment for the Dissenting Shares if the Merger is effectuated, and

       (2) Not vote the Dissenting Shares in favor of the Merger Agreement and the Merger.

       The notice of the Dissenting Shareholder's intent to demand payment for Dissenting Shares must be made by or for the holder of record of shares of Common Stock. Accordingly, such demand must be executed by or for such shareholder of record, fully and correctly, as such shareholder's name appears on the stock certificates representing the Dissenting Shares. If the applicable shares are owned of record in a fiduciary capacity, such as by trustee, guardian or custodian, execution of the notice should be made in such capacity, and if the applicable shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, such notice should be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the notice. However, the agent must identify the record owner(s) and expressly disclose the fact that, in executing the notice, the agent is acting as agent for the record owner(s).

       A record owner, such as a broker, who holds shares as nominee for other persons may exercise dissenters' rights with respect to the shares held for all or less than all of such other persons. In such case, the written notice should set forth the number of Dissenting Shares covered by it. Where no number of shares is expressly mentioned, the notice will be presumed to cover all shares standing in the name of such record owner.

       Within 10 days after the Special Meeting, if the Merger Agreement is approved and adopted by the Company's shareholders, the Company must give written notice of the approval and adoption of the Merger Agreement to each Dissenting Shareholder who filed a notice of election to dissent. Within 20 days after the giving of such notice to him or her, any Dissenting Shareholder electing to dissent shall file with the Company a notice of such election, stating the Dissenting Shareholder's name and address, the number of Dissenting Shares, and a demand for payment of the fair value of the Dissenting Shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the Merger and will be entitled to receive the Merger Consideration per share. Any shareholder filing an election to dissent must deposit his certificate or certificates representing the Dissenting Shares with the Company simultaneously with the filing of the election to dissent.

       Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after the Merger is effected, whichever is later (but in no case later than 90 days from the date of the Special Meeting, the Company shall make a written offer to each Dissenting Shareholder who has made demand as provided in the Dissenters' Rights Statutes to pay an amount the Company estimates to be the fair value for the Dissenting Shares. Such notice and offer shall be accompanied by information specified in the Dissenters' Rights Statutes.

       If within 30 days after the making of such offer any Dissenting Shareholder accepts the same, payment for such person's Dissenting Shares shall be made within 90 days after the making of such offer or the consummation of the Merger, whichever is later. Upon payment of the agreed value, the Dissenting Shareholder shall cease to have any interest in such shares.

       If the Company fails to make such offer within the specified period or if it makes the offer and any Dissenting Shareholder or Shareholders fail to accept the same within the period of 30 days thereafter, then the Company, within 30 days after receipt of written demand from any Dissenting Shareholder given within 60 days after the Special Meeting, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in Hillsborough County, Florida requesting that the fair value of such shares be determined. The court shall also determine whether each Dissenting Shareholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for his shares. If the Company fails to institute such proceedings, any Dissenting Shareholder may do so in the name of the Company. All Dissenting Shareholders (whether or not residents of Florida), other than shareholders who have agreed with the Company as to the value of their Dissenting Shares, shall be made parties to the proceeding as an action against their Dissenting Shares. The Company shall pay each Dissenting Shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the Dissenting Shareholder shall cease to have any interest in such shares.

       The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court. The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the Dissenting Shareholders who are parties to the proceeding, to whom the Company has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith.

       A proxy or vote against the Merger Agreement and the Merger does not constitute such a notice of intent to demand payment and is not sufficient to assert dissenters' rights.

       WITHDRAWAL

       Upon filing a notice of election to dissent, the Dissenting Shareholder shall thereafter be entitled only to payment as provided in the Dissenters' Rights Statutes and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the Company, as set forth below, to pay for the Dissenting Shares. After such offer, no such notice of election may be withdrawn unless the Company consents thereto. However, the right of such shareholder to be paid the fair value of the Dissenting Shares shall cease, and the Dissenting Shareholder shall be reinstated to have all rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the Company, the fair value thereof in cash as determined by the Company Board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

       (1) Such demand is withdrawn as provided in Section 607.1320 of the Florida Business Corporation Act;

       (2) The Merger is abandoned or rescinded or the shareholders revoke the authority to effect such action;

       (3) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in the statute; or

       (4) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by the Dissenters' Rights Statutes.


               CERTAIN INFORMATION REGARDING ACE AND ACQUISITION

       Ace is the largest owner and operator of check-cashing stores in the United States. It owns and operates over 450 stores in 15 states and the District of Columbia. Ace stores offer check-cashing and other retail financial services at competitive rates in clean, convenient settings. Those services include cashing payroll checks, government checks, and insurance drafts; selling American Express Money Orders; providing money transfer services using the American Express MoneyGram network; and electronic filing of federal income tax returns and processing the related tax refund anticipation loans for customers from third-party lenders. Some of

Ace's stores also offer telephone and utility bill payment services, lottery and lotto tickets, public transportation passes, photocopying and fax transmission services, travelers checks, postage stamps, small consumer loans, and other financial services.

       Ace's strategy is to have the largest number of check-cashing stores in each of its markets. The proposed Merger is consistent with Ace's growth strategy, which is being implemented in part by strategic acquisitions of stores in targeted markets, which are cities or metropolitan areas with a population of 100,000 or more. The consummation of the Merger would result in the acquisition by Ace of 26 additional stores. In addition, Ace intends to open or acquire 30 to 40 new stores during its current fiscal year ending June 30, 1996.

       Ace was incorporated under the laws of Texas in March 1982 and was acquired by certain of its existing directors and officers in January 1987.

       Acquisition was incorporated under the laws of Florida in September 1995 for the purpose of effecting the Merger. It is a wholly owned subsidiary of Ace. It has no material assets and has not engaged in any activities other than in connection with the Merger. If the Merger is consummated, Acquisition will cease to exist at the Effective Time.

       The principal executive office of each of Ace and Acquisition is at 1231 Greenway Drive, Suite 800, Irving, Texas 75038, and the telephone number of each is (214) 550-5000.


                            BUSINESS OF THE COMPANY

GENERAL

       The Company through its wholly-owned subsidiaries owns, operates and franchises retail money centers. At September 30, 1995, the Company owned and operated 26 stores: 17 in Florida, three in Indiana, and six in Washington. In addition, the Company, through its wholly-owned subsidiaries Check Express USA, Inc. and Check-X-Change Corporation, had 161 franchise stores open and operating in 26 states.

       Check Express and Check-X-Change money centers provide a range of services with primary emphasis on cashing checks for a fee. Other services include money transfer services, sale of money orders, electronic filing of income tax returns and corresponding refund anticipation loans, sale of bus passes, mailbox rentals and other ancillary services. The Company has developed a proprietary computerized check cashing system which allows it to cash most types of checks with minimal identification requirements and minimal bad check losses. Unlike many of its competitors, Check Express and Check-X-Change cash personal checks, two-party checks, out-of-state checks, and checks for individuals with little or no identification, while historically keeping bad check losses in company-operated stores to an average of less than 0.2% of the face amount of checks cashed.

     In late 1993, the Company through its wholly owned subsidiary Check Express Finance, Inc. ("CEF") began a loan program providing small consumer loans and used vehicle financing to individuals who generally do not qualify for traditional sources of financing. Consumer loans are originated through a limited number of its company-owned money centers in Florida and Indiana. Used vehicle financing is provided by acquiring or originating retail automobile installment sales contracts from selected automobile dealers in Florida. The Company has entered into a letter of intent contemplating the sale of the assets or stock of Check Express Finance, Inc. ("CEF"). The letter of intent calls for the purchase of CEF or its assets for the Company's net investment in those assets, meaning generally the net book value of those assets as reflected on the Company's financial statements. There can be no assurance that such transaction will be completed. If the transaction, is completed, the Company would expect to receive approximately $____________ in cash in early January 1996. See "THE MERGER -- Background of the Merger" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- Liquidity and Financial Resources."

INDUSTRY OVERVIEW

     Operations

           Money Centers

     The core business of the Company's retail money centers and of contemporary check cashing outlets ("CCOs") is cashing checks for a fee. The fee is intended to provide the operator a profit after covering expenses, which include the cost of maintaining the outlet, insurance and personnel costs. In addition, because the check casher advances funds on checks that must subsequently be cleared by a bank, CCOs incur interest on the advanced funds and also bear the risk that some of the cashed checks will be uncollectible due to insufficient funds or fraud. In order to minimize the risks associated with cashing checks, many CCOs cash only payroll checks and government checks.
Check Express money centers cash personal checks, out-of-state checks, and two-party checks, but charge a higher fee in order to compensate for the additional risk.

     Check cashing fees are typically expressed as a percentage of the face value of the check. In most states, CCOs can charge whatever the market will bear. However, some states currently set limits on these fees. See "-- Industry Regulation" below. Outside of the regulated states, commercial check-cashing fees vary. CCOs also charge fees for other financial services such as selling money orders and making wire transfers. These fees, however, are typically comparable to (or less than) the fees charged by other service providers. While the predominant source of revenue for most CCOs is check-cashing fees, almost all provide services beyond check-cashing. These services may include money orders, wire transfers, telephone and utility bill payments, mailbox rentals, sales of lottery tickets and bus passes, income tax preparation and electronic filing, and distribution of government payments and food stamps.

           Finance Activities

     The National Automobile Dealers Association ("NADA") estimates that retail sales of used vehicles in the United States are in excess of $100 billion annually and has been steadily increasing over the past decade. The Company believes that this trend will continue due to several factors, including higher prices for new automobiles relative to individual income, and improvement in the quality of automobiles resulting in longer vehicle life. The Company provides financing for the non-prime credit market, which is comprised of those individuals who do not qualify for traditional sources of financing due to adverse or limited credit history, limited financial resources and other factors. It is the Company's observation that the non-prime automobile credit market is highly fragmented and serviced by a variety of lenders including the used car dealer selling the automobile, automobile finance companies, small loan companies, and individuals. The Company is not aware of any authoritative statistics on the size of the non-prime automobile credit market.

     Customers

           Money Centers

     The Federal Reserve Board has estimated that more than 25% of the adult American population has no formal banking relationship; yet checks are still the predominant form for payment of salaries, wages and government entitlements. The Consumer Bankers Association estimates that over 40 billion checks are written annually.

     Most of the Company's customers are in the lower to lower-middle income brackets who cash payroll checks and, to a lesser degree, government checks, which is consistent with surveys of the check cashing industry. The Company also cashes personal checks and checks for customers with limited or no identification. Although studies indicate that in comparison to banks check cashing service fees are generally more expensive, consumers continue to utilize CCOs. Among the reasons cited for using check cashing stores are convenient locations and hours, ready access to cash, lack of funds to maintain bank minimum balances and high bank service charges. Furthermore, the Company is willing to assume the risk that a check it cashes will be uncollectible while many banks will not. Consequently, many banks require the customer to either maintain sufficient funds to cover the check or wait a few days for the check to clear.

           Finance Activities

     The Company's auto finance customers are primarily originated from two used vehicle dealers in Florida. It is the Company's observation that these customers generally fit the demographic profile of its money center customers.

     Industry Growth

           Money Centers

     The check-cashing industry began in the 1930s as a response to banking problems during the Depression and to changes in employer payment practices from cash payrolls to payroll checks. Check cashing stores first appeared in Chicago and New York and spread to other large urban areas. The industry has experienced significant growth over the last decade. Because the industry is largely unregulated, the primary source of information regarding industry growth is American Business Information ("ABI"), a firm that tracks yellow-page listings of businesses. According to ABI, the industry doubled in four years. In 1991, ABI reported 4,289 listings of check-cashing outlets nationally as compared to 2,151 outlets in 1987. As of February 1995, ABI listed 5,044 check cashing outlets.

     The Company believes that among the reasons behind the growth experienced by the industry during the last decade were the strong growth in payroll employment following the 1982 recession and a fall in employees' real incomes. To the extent that lower income families had increased difficulty in accumulating financial savings to maintain bank balances, they had an increased incentive to use check cashing stores. The 1980s also brought banking regulation which changed the cost and supply of banking services. As banking became a more competitive business, the charges incurred by accounts with high transaction volume and low balances rose, significantly increasing the cost of using banks for many low and moderate-income consumers. Furthermore, in response to competition, banks closed branches in unprofitable or marginally-profitable areas, which were often low-income areas.

          Finance Activities

     The Company believes that the used automobile industry in the United States is a mature but growing industry. The NADA estimates that over 20 million used vehicles are sold each year generating in excess of $100 billion in retail sales. According to the United States Chamber of Commerce, the number of retail sales of used automobiles between 1979 and 1992 grew in excess of 10% annually. Furthermore, during the most recent five year period, the rate of sales of used vehicles has exceeded that of new cars. The Company believes that the non-prime used automobile credit market will continue to grow for many of the same economic reasons which have led to the growth of the check cashing and small consumer loan industries.

     Structure of the Industry

          Money Centers

     The check-cashing industry is dominated by local owner-operators, many of whom own three to ten outlets in a given area. However, the industry's growth over the last decade has led to the development of national chains such as ACE Cash Express and Monetary Management Corporation. See "-- Competition" below. Existing CCOs are disproportionately located in major urban areas, generally in low and moderate-income neighborhoods; although, the industry is beginning to expand beyond this traditional concentration. CCOs have also expanded beyond those few major urban areas where check-cashing establishments have long existed.

          Finance Activities

     The used car industry is also highly fragmented and characterized by a large number of independent operators, many of whom are individuals, family members and small groups of individuals. The ABI lists approximately 80,000 used car dealers in the United States. The Company believes that the used automobile finance industry can be generally characterized according to the type and amount of credit being advanced: "Prime" credit for the most credit worthy individuals and, generally, higher priced vehicles; "Mid-market" credit for individuals who may have some negative or limited credit history and for, generally, mid-priced vehicles which may not meet prime credit underwriting criteria; and "Non-prime" credit for individuals who are unable to qualify for the first two, more traditional financing sources and, generally, for lower-end vehicles.

     Prime auto finance is provided primarily by banks and traditional automobile finance companies such as GMAC and Ford Motor Credit. Mid-market auto finance is primarily being provided by an increasing number of specialized automobile finance companies such as Mercury Finance, Credit Acceptance Corp., and others. Certain used car dealers provide non-prime financing for their customers ("buy here, pay here") and a number of specialized auto finance companies such as Monaco Finance, Auto Finance Group and Regional Acceptance Corporation have also targeted this segment of the market. The Company believes that no one automobile finance company dominates either the middle-market or non-prime used automobile credit industry.

     Industry Regulation

          Money Centers

     CCOs are subject to regulation in some states. At least twelve states set limits on check cashing fees: California, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Minnesota, New Jersey, New York, Ohio, and Rhode Island. Several other states have licensing requirements some of which provide for background investigations of principals, minimum net worth requirements, posting of fees and certain record keeping requirements. In addition, check cashers are subject to federal regulations which require the reporting of certain currency transactions. See "-- Regulation" below.

          Finance Activities

     There are numerous federal and state regulations which impose certain requirements on the origination and collection of consumer receivables. To some degree, all states set ceilings on consumer finance charges and impose other requirements which create specific statutory liabilities for failure to comply with those requirements. See "-- Regulation" below.

GROWTH STRATEGY

     Check Express' strategy has been to expand its retail money center network, primarily by opening new franchise stores, opening or acquiring a limited number of company stores and adding new products and services.

     Money Centers

          Franchise Stores

      The Company intends to continue its expansion through the sale of new franchises and the opening of additional units under existing franchise agreements. The Company offers a full-service money center franchise, and a kiosk money center franchise designed to operate within an existing business. As of September 30, 1995, the Company had 161 franchise stores open and operating in 26 states. Although there can be no assurances that the Company will continue to be successful in selling new franchises or that all of the stores under existing agreements will open, the Company believes that the opening of new franchise stores will continue to play an important role in its expansion.

     Effective October 1993, the Company acquired Check-X-Change Corporation in a stock-for-stock transaction. Prior to this acquisition, the Company had 45 franchise locations in 14 states and Check-X-Change was the nation's largest franchisor of retail check cashing centers with 92 stores in 17 states. As a result of this acquisition, the Company became the nation's second largest network and largest franchisor of retail money centers providing check cashing and related services.

     In mid-1994, the Company began targeting convenience stores for its kiosk franchises. A study entitled, 1995 Future Study: Convenience 2000, prepared by Management Horizons, a consulting division of Price Waterhouse LLP, characterized the demographic of the frequent convenience store customer as lower income, blue collar occupations and teens through middle aged, which is consistent with the demographic profile of the Company's existing money center and finance customers. Convenience stores have been receptive to adding other business concepts within their stores, as is evidenced by the increasing number of branded fast food franchises in these stores. As of September 30, 1995, the Company had opened five franchised kiosks in convenience stores. Based on results to date, the Company believes that it has an opportunity to further penetrate the convenience store market. Convenience store industry sources put the number of convenience stores in the United States at more than 90,000.

          Company Owned Stores

     From January 1, 1995 through September 30, 1995, the Company has opened one store in an existing market, sold six stores and closed four stores. The Company believes expansion in existing markets allows it to take advantage of its knowledge of the market, capitalize on its name recognition in the market and benefit from certain economies of scale. Of the 26 company-owned stores operated by the Company at September 30, 1995, 16 were acquired, either from competitors or from Check Express franchise owners. The Company has a right of first refusal to purchase any of its franchises by matching the terms of any purchase offer from a third party.

     The following table shows the number of company-owned and franchise stores open in each market area at the end of the indicated periods:

                                                                             December 31,
                                                                     ----------------------------
     Company Stores:                                      1990      1991       1992      1993       1994
                                                          ----      ----       ----      ----       ----
California:
         Modesto  . . . . . . . . . . . . . . . . . . . .   0         0          0         0         *2
         Stockton . . . . . . . . . . . . . . . . . . . .   0         0          0         0         *4
Florida:
         Brandon  . . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
         Jacksonville . . . . . . . . . . . . . . . . . .   3         0          0         0          0
         Tampa/St. Petersburg . . . . . . . . . . . . . .  11        11         11        12         14
         Orlando  . . . . . . . . . . . . . . . . . . . .   2         2          4         4          4
         West Palm Beach  . . . . . . . . . . . . . . . .   0         0          0         2          0
Georgia:
         Atlanta  . . . . . . . . . . . . . . . . . . . .   0         0          0         1          0
Indiana:
         Indianapolis . . . . . . . . . . . . . . . . . .   0         0          2         2          3
Oregon:
         Portland . . . . . . . . . . . . . . . . . . . .   0         0          0         1          0
South Carolina:
         Charleston . . . . . . . . . . . . . . . . . . .   2         3          2         2          0
Washington:
         Seattle  . . . . . . . . . . . . . . . . . . . .   2         2          2         0          2
         Tacoma . . . . . . . . . . . . . . . . . . . . .   2         2          2         0          5
                                                            -         -          -         -          -
            Total Company Stores  . . . . . . . . . . . .  22        20         23        24         35

(*) Sold on January 31, 1995.

     Franchise Stores(1):                                 1990      1991       1992      1993       1994
                                                          ----      ----       ----      ----       ----
Alabama:
         Birmingham . . . . . . . . . . . . . . . . . . .   0         1          1         1          1
         Gadsden  . . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
California:
         Chico/Redding  . . . . . . . . . . . . . . . . .   0         0          0         3          3
         Fontana  . . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Modesto/Stockton . . . . . . . . . . . . . . . .   0         0          0         3          1
         Oakland  . . . . . . . . . . . . . . . . . . . .   0         1          0         2          1
         Ontario  . . . . . . . . . . . . . . . . . . . .   0         0          1         1          1
         Sacramento . . . . . . . . . . . . . . . . . . .   0         0          0         5          5
         San Bernardino . . . . . . . . . . . . . . . . .   0         0          1         1          1
         San Francisco  . . . . . . . . . . . . . . . . .   0         0          0         3          3
         San Jose . . . . . . . . . . . . . . . . . . . .   0         0          0         5          5
         San Marcos . . . . . . . . . . . . . . . . . . .   0         1          0         0          0
         Santa Rosa . . . . . . . . . . . . . . . . . . .   0         0          0         2          2
         Vallejo  . . . . . . . . . . . . . . . . . . . .   0         0          0         1          1

     Franchise Stores (continued):                        1990      1991       1992      1993       1994
                                                          ----      ----       ----      ----       ----
Colorado:
         Aurora . . . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
         Denver . . . . . . . . . . . . . . . . . . . . .   0         0          1         1          1
Florida:
         Boynton Beach  . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Bradenton  . . . . . . . . . . . . . . . . . . .   0         1          1         1          1
         Brandon  . . . . . . . . . . . . . . . . . . . .   1         1          1         1          0
         Daytona Beach  . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Ft. Myers  . . . . . . . . . . . . . . . . . . .   0         0          0         5          5
         Gainesville  . . . . . . . . . . . . . . . . . .   1         1          1         1          1
         Jacksonville . . . . . . . . . . . . . . . . . .   3         4          4         4          5
         Lauderhill . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Miami  . . . . . . . . . . . . . . . . . . . . .   0         0          0         3          3
         New Port Richey  . . . . . . . . . . . . . . . .   1         1          1         2          2
         Oneco  . . . . . . . . . . . . . . . . . . . . .   0         1          1         1          0
         Orlando  . . . . . . . . . . . . . . . . . . . .   4         3          0         2          1
         Port Charlotte . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Tampa/St. Petersburg . . . . . . . . . . . . . .   6         5          6         7          6
         W. Palm Beach  . . . . . . . . . . . . . . . . .   0         0          0         0          2
Georgia:
         Atlanta  . . . . . . . . . . . . . . . . . . . .   0         0          0         4          5
         Augusta  . . . . . . . . . . . . . . . . . . . .   0         0          0         1          2
         Rossville  . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
Idaho:
         Boise  . . . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Tampa  . . . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
Indiana:
         Ft. Wayne  . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
         Indianapolis . . . . . . . . . . . . . . . . . .   2         0          0         1          1
         Mishawaka  . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
         South Bend . . . . . . . . . . . . . . . . . . .   0         0          0         2          2
Kansas:
         Wichita  . . . . . . . . . . . . . . . . . . . .   2         1          1         1          1
Kentucky:
         Louisville . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
Maryland:
         Baltimore  . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
Massachusetts:
         Boston . . . . . . . . . . . . . . . . . . . . .   0         0          0         2          2
         Worcester  . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
Michigan:
         Detroit  . . . . . . . . . . . . . . . . . . . .   0         1          0         0          0
         Lansing  . . . . . . . . . . . . . . . . . . . .   2         2          2         2          2

Minnesota:
         Brooklyn Park  . . . . . . . . . . . . . . . . .   0         0          0         1          1
         St. Paul . . . . . . . . . . . . . . . . . . . .   0         0          1         1          1

     Franchise Stores (continued):                        1990      1991       1992      1993       1994
                                                          ----      ----       ----      ----       ----
Missouri:
         St. Louis  . . . . . . . . . . . . . . . . . . .   1         1          2         2          2
North Carolina:
         Charlotte  . . . . . . . . . . . . . . . . . . .   0         0          0         2          2
         Durham . . . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
         Wilmington . . . . . . . . . . . . . . . . . . .   0         0          0         2          2
Ohio:
         Akron  . . . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Columbus . . . . . . . . . . . . . . . . . . . .   0         0          0         6          7
         Springfield  . . . . . . . . . . . . . . . . . .   0         0          0         1          1
Oregon:
         Portland . . . . . . . . . . . . . . . . . . . .   0         0          0         4          5
         Salem  . . . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
Pennsylvania:
         York . . . . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
Rhode Island:
         Providence . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
South Carolina:
         Charleston . . . . . . . . . . . . . . . . . . .   0         1          2         2          4
         North Augusta  . . . . . . . . . . . . . . . . .   0         0          0         1          1
Tennessee:
         Chattanooga  . . . . . . . . . . . . . . . . . .   0         0          0         1          0
         Knoxville  . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Nashville  . . . . . . . . . . . . . . . . . . .   0         0          0         2          4
Texas:
         Abilene  . . . . . . . . . . . . . . . . . . . .   0         0          0         2          2
         Austin . . . . . . . . . . . . . . . . . . . . .   0         2          3         3          3
         Baytown  . . . . . . . . . . . . . . . . . . . .   0         0          0         0          1
         Beaumont . . . . . . . . . . . . . . . . . . . .   0         0          0         1          2
         El Paso  . . . . . . . . . . . . . . . . . . . .   0         0          0         1          2
         San Antonio  . . . . . . . . . . . . . . . . . .   0         2          0         0          0
         Victoria . . . . . . . . . . . . . . . . . . . .   0         0          0         0          2
Virginia:
         Norfolk  . . . . . . . . . . . . . . . . . . . .   0         0          0         3          3
         Richmond . . . . . . . . . . . . . . . . . . . .   0         0          1         1          1
Washington:
         Bellevue . . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Seattle  . . . . . . . . . . . . . . . . . . . .   0         0          2        12         10
         Spokane  . . . . . . . . . . . . . . . . . . . .   0         0          0         2          2
         Tacoma . . . . . . . . . . . . . . . . . . . . .   0         0          2         2          0
Wisconsin:
         Greenfield . . . . . . . . . . . . . . . . . . .   0         0          0         1          1
         Milwaukee  . . . . . . . . . . . . . . . . . . .   1         2          2         2          2
                                                            -         -          -         -          -
           Total Franchise Stores . . . . . . . . . . . .  24        32         37       137        149

(1) 1993 and 1994 stores include both Check Express and Check-X-Change franchises.

                                                                                   <48>
TOTAL COMPANY AND FRANCHISE STORES  . . . . . . . . . . .   46          52          60         161      184
                                                            ==          ==          ==         ===      ===

       New Services

       The Company believes that there are additional products and services that can be profitably offered to its money center customers and it intends to continue its exploration and evaluation of potential new products and services. The Company does not intend to limit itself to financial or other services traditionally offered by check cashing stores, and will consider offering any product or service that it believes could be profitably marketed from its existing locations, such as, for example, automobile insurance. New services introduced in the past included electronic income tax filing, making refund anticipation loans through third party banks, small consumer loans and selling and renting personal pagers.

CUSTOMERS AND SERVICES

       It is the Company's observation that most of its core customers are comprised primarily of low to lower-middle income individuals between the ages of 18 and 49 who are renters earning less than $35,000 per year and employed in jobs such as laborers, tradesmen, service representatives and clerical workers or who receive government entitlements. Although some customers have bank accounts, the Company believes many customers prefer the convenience and services provided by Check Express money centers.

       Money Centers

       The following table sets forth the major categories of services currently provided by Check Express stores and the revenues earned by company-owned stores for the indicated periods:

                                                             Year Ended December 31,
                                                     -------------------------------------
                                                     1994                              1993
                                               ----------------                  ----------------
REVENUE CATEGORY                           Revenue           %              Revenue            %
                                         ----------        -----          -----------        -----
Check cashing   . . . . . . . .          $4,411,453         78.0           $2,589,273         79.9
Money transfers . . . . . . . .             479,870          8.5              329,434         10.2
Electronic tax filings. . . . .             125,704          2.2               70,964          2.2
Money orders. . . . . . . . . .             166,058          2.9               75,854          2.3
Surcharges. . . . . . . . . . .              63,087          1.1               39,029          1.2
Other services. . . . . . . . .             408,221          7.3              135,196          4.2
                                         ----------        -----           ----------        -----
               Total. . . . . .          $5,654,393        100.0           $3,239,750        100.0
                                         ==========        =====           ==========        =====

       Revenues for 1995 are expected to be consistent with those in prior years, with the exception of a reduction in electronic tax filing revenue (see "-- Electronic income tax filing and refund anticipation loans" below and "Management's Discussion and Analysis of Financial Condition and Results of Operations") and a reduction in money order fees resulting from a free money order promotion conducted during the first six months of 1995.

              Check Cashing

       The primary business of Check Express company and franchise money centers is to cash checks for a fee. Unlike many of its competitors, Check Express cashes all types of checks, including personal checks, payroll checks, government entitlement checks, and insurance drafts. Management estimates that approximately 80% of the checks cashed are payroll and government checks. The Company's fee structure is based on the relative risk of the instrument to be cashed and ranges from 1% to 10% of the face amount of the check. Most government checks and checks from major companies, accompanied with valid ID, are cashed at a base rate of approximately 2%. Because the Company is able to cash personal checks and checks for individuals with limited identification, it is able to charge higher fees for these checks, resulting in higher average fees than many competitors. In 1993 and 1994, check cashing fees at company owned and operated stores averaged 2.91% and 2.80 % of the face amount of checks cashed, respectively. Average fees for 1995 are expected to be consistent with those in prior years.

       The following table illustrates the relationship between the face amount of checks cashed at company-owned stores and the check cashing fees earned in the indicated periods:


                                                                             Year Ended December 31,
                                                                             -----------------------
                                                                             1994                      1993
                                                                         ------------             -----------
Face amount of checks cashed  . . . . . . . . . . . . . . .              $157,773,650           $ 88,962,980
Number of checks cashed . . . . . . . . . . . . . . . . . .                   594,281                348,371
Face amount of average check  . . . . . . . . . . . . . . .              $        265           $        255
Average fee per check . . . . . . . . . . . . . . . . . . .              $       7.42           $       7.43
Fee as a percentage of average check  . . . . . . . . . . .                      2.80%                  2.91%

       Returned checks are accounted for in the period in which they are returned. Store and Area Managers are responsible for collections within their respective stores. Managers have several remedies for collecting returned checks. Many checks are returned for insufficient funds and when the account indicates sufficient funds, either the check is redeposited or the manager obtains a cashier's check from the maker's bank. In addition, managers may enter into small claims proceedings to retrieve the funds. Although occasionally stop payment orders are entered against checks cashed at Check Express and Check-X-Change stores, the Company and its franchisees generally have been successful in overcoming stop payment orders in court, if such action is necessary.

       The following table illustrates the returned check experience of company-owned stores for the indicated periods. The table excludes revenues from surcharges imposed on returned checks (approximately $39,000 in 1993 and $63,000 in 1994) and collection expenses (estimated at less than $20,000 per year) such as court filing fees, personnel time and legal fees.

                                                                                 Year Ended December 31,
                                                                                 ------------------------
                                                                                   1994               1993
                                                                                ----------         ----------
  Face amount of returned checks  . . . . . . . . . . . . . . . . . . .        $1,612,631         $  776,682
  Collections   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,266,653            648,018
                                                                               ----------         ----------
  Net write-offs  . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  345,978         $  128,664
                                                                               ==========         ==========
  Collections as a percentage of returned checks  . . . . . . . . . . .              78.5%              83.4%
  Net write-offs as a percentage of revenues  . . . . . . . . . . . . .               6.1%               4.0%
  Net write-offs as a percentage of check fees  . . . . . . . . . . . .               7.8%               5.0%
  Net write-offs as a percentage of the face amount
    of checks cashed  . . . . . . . . . . . . . . . . . . . . . . . . .              0.22%              0.14%

       Returned check fees for 1995 are expected to be consistent with the Company's experience in 1994.

              Money Transfers

       Money transfer services are offered at all company-owned and franchise stores under agency agreements with, primarily, Western Union and, to a lesser degree, American Express. Through this agency network, customers can transfer money electronically worldwide. The fees charged for money transfers are set by Western Union and American Express which pay the Company and its franchise stores commissions for each transaction.

              Electronic Income Tax Filing and Refund Anticipation Loans

       In 1987, the Company initiated its "Express Refund Program" which enables the customer to file a tax return electronically and receive a refund anticipation loan from a third-party bank. The Company does not act as lender, but only as agent in arranging for a loan from the third-party bank. Risk of loss for these loans is solely that of the lending institution. Check Express company owned stores and most franchise stores charge between $25.00 and $35.00 for the electronic filing and $45.00 for the refund anticipation loan, most of which is paid to the lending institution, resulting in a gross profit to Check Express stores of approximately $40 per filing and loan. The fees are typically deducted from the amount of the refund by the lending bank.

       In 1995, the IRS implemented certain procedures which resulted in greater degree of risk to lending institutions making refund anticipation loans. Furthermore, the IRS began auditing a significant number of electronically filed returns which claim an Earned Income Credit ("EIC"). Many of the Company's customers claim the EIC and the audit of these returns has resulted in refunds being delayed as compared to prior years. The net effect of the procedures implemented by the IRS is that, on a comparative basis, fewer returns have been electronically filed through the Company's money centers in 1995 as compared to 1994. The Company is unable to determine at this time whether these procedures implemented by the IRS are permanent or temporary.

              Money Orders

       Check Express money centers offer money orders in denominations up to $500. The Company's check-cashing customers are issued money orders free of charge as an incentive to cash checks with the Company; others pay a fee based on the face amount of the money order. In September 1992, the Company began issuing its own money orders in its company-owned stores located in Florida and Indiana. A third-party provides the processing and clearing services and does not require the Company to provide funds to cover a money order until it clears the bank upon which it is drawn. The sale of its own money orders provides the Company with an increased daily cash float which currently ranges from a low of approximately $600,000 to over $1,500,000. The Company's Washington stores currently offer third-party money orders provided by Travelers Express.

              Surcharges

       The Company imposes surcharges for checks cashed at its stores and returned which is accounted for as additional revenue. Some of the Company's competitors net these surcharges against returned checks, which has the effect of reducing the net write-offs for returned checks.

              Other Services

       Many of the company-owned and franchised stores also offer mail box rentals, notary public services, stamps, fax transmission, photo check cashing cards, lamination, bus passes, pager rentals and other related services.

              Hours

       Check Express and Check-X-Change money centers are open after traditional banking hours and on weekends and can, therefore, provide cash to people who would otherwise be unable to obtain funds. Most of the company-owned and franchise stores are open from 9:00 a.m. to 8:00 p.m., Monday through Saturday, and from 10:00 a.m. to 4:00 p.m. on Sundays and some holidays. The Company's finance activities are primarily conducted during the business hours of the home office, from 8:00 a.m. to 5:00 p.m., Monday through Friday. However, payments may also be made at the Company's money centers.

       Finance Activities

       In late 1993, the Company entered the used automobile finance business by purchasing a group of existing automobile receivables from two used car dealers in Florida. The Company has since expanded this business through additional purchases of receivables (Bulk Loans) and by acquiring loans from the dealers at the time of purchase of a vehicle (Indirect Loans).

       The Company purchases the bulk loans at a discount, ranging between 35% and 40%, of the remaining unpaid installments. Interest rates on indirect loans are negotiated between the dealer and the customer and, generally, range from 20% to 28%. In addition to earning interest on the contracts, the Company purchases indirect loans from the dealers at a discount ranging between $750 and $1,250 per loan, depending on the amount of the loan. The combination of interest earnings and discount on indirect loans held to maturity results in yields to the Company of over 40% on the principal advanced.

       The Company has established recourse agreements and reserve accounts with its dealers which limit the Company's risk. As a result, the Company's loan loss experience has been minimal. There can be no assurance, however, that the Company will be able to establish similar recourse agreements with other dealers or that existing dealers will continue to honor their recourse agreements.

       The Company's auto finance customers may make their payments directly to the dealer (who then remits the payment to the Company), mail their payment to the Company's home office, or make their payment at one of the Company's money centers. The Company believes that by encouraging customers to make payments at its money centers, it has an opportunity to cross-sell its money center services. The Company also believes that it can generate auto loans from its money center customer base and direct these customers to its preferred dealers, thereby building dealer loyalty.

STORE ECONOMICS

     The 17 stores owned and operated by the Company all of which were open during all of 1993 and 1994, had average store revenues of $162,494, average store contribution (store revenues less direct store expenses and store-related depreciation and amortization) of $34,712 and average store cash flow (store revenues less direct store expenses, excluding store-related depreciation and amortization) of $42,248 in 1994. Comparable store results through September 30, 1995 are discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations later in this document.

     New stores typically generate positive cash flow (store revenues less direct store expenses, excluding store-related depreciation and amortization) in six months and mature in 18 to 24 months. Because of seasonality factors, stores opened at different times during the year have varying growth rate. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Seasonality."

     There can be no assurance that the Company's stores will continue to generate the same level of revenues or that new stores will experience similar growth rates as in the past.

FRANCHISING ECONOMICS

     The Company, through its wholly-owned subsidiaries, Check Express USA, Inc. and Check-X-Change Corporation, is also a franchisor of retail check cashing stores. The Company currently charges an initial franchise fee of $24,500 for each single-site full-service store and $12,500 for each single-site kiosk sold. The Company offers multiple-site franchise fee discounts which vary according to the number of sites purchased.

     The Company also receives ongoing monthly royalty fees and research and development fees which differ between Check Express and Check-X-Change full-service franchise stores. From each Check Express operating full-service franchise store, the Company receives an ongoing royalty of $750 per month or 5% of gross revenues, whichever is higher ($600 per month or 5% of gross revenues from each operating kiosk). For the Check-X-Change operating franchise stores, currently there are two methods in place for the calculation of royalty fees. For franchisees who executed contracts prior to June of 1992, the franchisee remits $815 per month in royalty fees and $100 in research and development fees for a total remittance of $915 per month. Multiple store owners pay monthly royalties of $315 and $100 research and development fees for the third and subsequent stores. In June 1992, the franchise agreement was revised and the franchisee remits 6% of gross revenue, with a minimum remittance of $450 and a maximum of $815, along with the $100 research and development fee. In 1994, the Company had revenues of $183,000 from the sale of new franchises and continuing royalty revenues (including research and development fees) of $1,337,684. Franchise revenues through September 30, 1995, are discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations later in this document.

     At September 30, 1995 the Company had 161 franchise stores open and operating. There can be no assurances that the Company will be successful in selling additional new franchises.

FINANCE ECONOMICS

     In late 1993, the Company entered the used automobile finance business by purchasing a group of existing automobile receivables from two used car dealers in Florida. The Company has since expanded this business through additional purchases of receivables (Bulk Loans) and by acquiring loans from the dealers at the time of purchase of a vehicle (Indirect Loans). The Company purchases the bulk loans at a discount, ranging between 35% and 40%, of the remaining unpaid installments. Interest rates on indirect loans are negotiated between the dealer and the customer and, generally, range from 20% to 28%. In addition to earning interest on the contracts, the Company purchases indirect loans from the dealers at a discount ranging between $750 and $1,250 per loan, depending on the amount of the loan. The combination of interest earnings and discount on indirect loans held to maturity results in yields to the Company of over 40% of the principal advanced. The Company had auto finance revenues of approximately $302,000 in 1994 and $594,000 through September 30, 1995.

     The Company has established recourse agreements and reserve accounts with its dealers which limit the Company's risk and which has resulted in minimal actual loan losses(approximately $16,000 in 1994 and $22,000 through October 31, 1995). There can be no assurance, however, that the Company will be able to establish similar recourse agreements with other dealers or that existing dealers will continue to honor their recourse agreements.

PHYSICAL FACILITIES

     Check Express seeks to locate its full-service money centers in active, visible and accessible locations within its targeted demographic market. Specific locations include free standing buildings, strip centers and regional shopping centers and average approximately 1,100 square feet. All company-owned stores occupy leased space with the exception of one store in Tampa, Florida and one store in Indianapolis, Indiana where the land and building are owned by the Company. Leases typically provide for three to five year terms with one or more options to renew. None of the leases involve percentage rents.

     The capital expenditures required to ready a new site for operation of a full-service money center include primarily leasehold improvements and furniture and equipment. For a new company-owned store, these expenditures typically total approximately $50,000 to $75,000. An acquired store typically requires expenditures of approximately $25,000 to bring it up to Check Express operating standards. The build-out process typically takes approximately 30 to 45 days for a new store.

     The Company is also locating franchised kiosks within existing businesses, primarily convenience stores. Expenditures for installation of the kiosk and equipment typically range between $35,000 and $50,000. Some kiosks are modular and pre-fabricated and can typically be installed in less than 10 days, while others may take as long as a full-service store.

SECURITY

     Because the Company's money center operations require that it have a certain amount of cash on hand, each Check Express location is designed and constructed to make the most efficient use of space and to maximize security. The teller area is separated from the customer lobby by concrete block, or steel-lined walls, and bullet-resistant plexiglass. Checks and cash are exchanged between the teller and customer via pass-thru trays located in the counter and under the bullet-resistant glass which ensures that the customer and teller have no physical contact with each other during a transaction. Entry to the teller area is through steel doors with a "man trap" in between. Cash deliveries and deposits are handled by armored courier service through a package exchange unit or through the man-trap. Each store has security alarms monitored by a local central station.

     Since beginning operations in 1982, the Company has experienced non-employee thefts at company operated stores totaling less than $50,000. The Company's computerized operations and its systems and procedures provide management with information necessary to monitor store activity from the store and from corporate headquarters. As a result cash shortages can be identified immediately. Net cash shortages from employee errors or theft at company-owned stores totaled $2,700, or less than 0.1% of revenues in 1993 and $41,000, or 0.7% of revenues in 1994. Shortages for 1995 are expected to be consistent with those experienced in 1994.

     In the past, the Company has maintained a theft insurance policy which provided coverage of up to $125,000 per occurrence per company-owned store, with a $5,000 deductible. The Company's security procedures have resulted in minimal claims against this policy. Since the one year premium for this coverage exceeded the total amount of losses collected under the policy by the Company since 1982, the Company discontinued this coverage in 1992. The Company may resume such coverage or obtain fidelity bonds on its employees if its operations and/or a reduction in the cost of coverage warrant.

CHECK CASHING SYSTEM

     The Company has developed a proprietary, computerized system which enables store personnel to cash most types of checks, with little or no identification, and with minimal losses. The system has been in use and been continually refined since 1985 and has helped keep losses from returned checks to an average of less than .2% of the face amount of checks cashed. The system provides management with transaction data which is used to monitor and manage each store. All stores within a city operate on a real-time data base which enables instant recognition of customers and transactions which increases customer convenience, reduces the opportunities for fraud and facilitates regulatory reporting compliance.

PERSONNEL

     Money Centers

     Each company-owned money center employs tellers under the direction of a store manager who is responsible for the store's efficient and profitable operation. The store manager reports to an area manager who oversees the operations of four to eight stores. Area managers maintain daily contact with their stores and visit each store frequently to observe operations and to confirm cash counts. Area managers are also responsible for training new store personnel. The area manager reports to a member of the operations support group which oversees all company-owned and franchise store activity.

     Franchise money center operations are structured similarly, with the exception of upper-level management. Due to the limited number of stores operated by a single franchise owner, an area manager and regional manager are generally not required. Franchise store managers generally report directly to the franchise owner. The Company employs operations support personnel who are responsible for providing ongoing operational assistance to franchise owners and their employees. The Company's area managers and store managers also participate in franchise training and support from time to time.

     Finance Activities

     The Company's finance activities are managed from its home office by the Director of Finance who has more than 20 years experience in the consumer finance and used automobile finance industries. At September 30, 1995, the Company's finance subsidiary also employed one administrative assistant and one collector. The Company has implemented a computerized finance management system which allows it to manage its finance portfolio and which is linked to the Company's money centers receiving loan payments.

MARKETING STRATEGY

     Money Center Advertising and Promotion

     The Company's advertising and promotional activities stress service, convenience and competitive rates to attract customers within its target market. The Company promotes its company-owned and franchise stores through a program of print and broadcast advertisements. Print advertisements consist primarily of listings in the appropriate Yellow Page directories and in direct mailings targeted at individuals and local businesses. The Company also uses radio and television advertising from time to time which is often financed with co-op marketing funds from vendors such as Western Union. Customer loyalty is promoted through the issuance of money orders at no fee to check cashing customers (who typically pay bills with the money orders in lieu of checks) and the sale of Check Express photo IDs which qualify the customer for discounted check-cashing fees.

     Franchise Sales

     Franchise sales are solicited primarily through regular print advertisements and in prominent business publications such as Inc., Entrepreneur and The Wall Street Journal. Additionally, franchise kiosks are marketed by advertising in trade publications such as Convenience Store News, Convenience Store People and Convenience Store Decisions. The ads are targeted at mature, entrepreneurially-oriented individuals, preferably with a management background. The Company's franchise subsidiary, Check Express USA, Inc., is also a member of the International Franchise Association which the Company believes lends credibility to its franchise program and which generates additional sales prospects.

     Finance Activities

     The Company does not currently market its auto finance business and relies on its dealers to generate new loans.

EMPLOYEES

     As of September 30, 1995, the Company had 121 employees: 24 at the corporate headquarters, including 11 in management and accounting, 7 in franchise and operations support, 3 in franchise sales and 3 in finance activities; 4 area managers; 26 store managers; and 67 additional store personnel. The Company does not generally bond its employees; however, background checks are conducted by a third-party and the Company obtains a credit report on all applicants prior to employment. The Company is not a party to any collective bargaining agreement and considers its employee relations to be excellent.

COMPETITION

     Company-owned Money Centers

     The check cashing industry is highly fragmented and is dominated by local owner-operators, many of whom own three to ten stores in a given area. The industry has experienced significant growth in the last decade which has led to the emergence of several larger regional and national chains, such as Ace Cash Express (approximately 450 locations), Monetary Management Corporation (approximately 180 locations), MS Management (approximately 160 locations) and Payomatic Corporation (approximately 100 locations). Some of the Company's competitors have substantially greater financial resources than Check Express.

     To a lesser degree, the Company also competes with other retail businesses which cash checks or offer similar services provided by the Company. The Company believes that the principal competitive factors in the check cashing industry are service, convenience, location and physical facilities. The Company believes that it competes successfully with other check cashing operations primarily as a result of its ability to cash most types of checks with minimal identification requirements, locations that are convenient to its customer base, attractive facilities, and customer service. There can be no assurance that the Company will be able to continue to compete successfully with its competitors.

     Franchising

     Check Express also competes with other franchisors of check cashing stores, the largest of which is Mr. Payroll which franchises kiosks in convenience stores (approximately 120 locations). The Company believes that its next largest competitor has fewer than 20 franchised stores open and that the Company is the largest franchisor in the U.S.

     Finance Activities

     The used automobile finance industry is highly fragmented and highly competitive. Competition for non-prime auto finance comes from used car dealers carrying their own loans ("buy here, pay here"), local auto finance companies and individuals, and from national auto finance companies such as Monaco Finance, Auto Finance Group and Regional Acceptance Corp. Many of these competitors have substantially greater financial resources than the Company. There can be no assurance that the Company will be able to continue to compete successfully in financing activities with its competitors.

REGULATION

     General

     Check Express company-owned and franchise money centers are subject to varying jurisdictions some of which regulate check cashing fees, money order sales or require licensing of check cashing companies. In addition, the Company and its franchise owners are subject to federal regulation which requires the reporting of certain currency transactions. The Company's financing activities are subject to local, state and federal regulations which, among other things, require licensing, limit interest rates and fees, require certain disclosures, and define collection procedures.

     State Regulation

     At least twelve states set limits on check cashing fees: California, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Minnesota, New Jersey, New York, Ohio and Rhode Island. Several other states have licensing requirements which may require background investigations of principals, minimum net worth requirements, bonding, posting of fees and certain record keeping requirements. Although the Company and its franchises currently operate successfully in several of these states, the adoption of limits on check cashing fees in jurisdictions where the Company and its franchises operate could have an adverse affect on the Company's business and the existence of check cashing fee limits in some states could restrict the ability of the Company to expand into some of those states.

     The Company's franchising activities are also subject to varying state regulations. Certain states require the Company to register its Franchise Offering Circular and Franchise Agreement for review and approval. Some states merely require filing of those documents with the states, while other states have no registration or filing requirement. In addition, most states have established certain guidelines which govern the ongoing relationship between the Company, as the franchisor, and its franchisees.

     The Company began selling its own money orders in 1992 and is subject to regulation relating to money order sales in Florida and Indiana. In addition to certain record keeping and minimum net worth requirements, Florida and Indiana require the posting of $250,000 and $130,000 bonds, respectively.

     To date, the Company's finance activities have been limited to the State of Florida where it is subject to certain licensing requirements, ceilings on interest rates and other charges, collection procedures and consumer protection laws. These requirements impose specific statutory liabilities upon creditors who violate their provisions. Both the Company's small consumer loan and auto finance programs have been audited by State of Florida representatives and found to be in compliance in all respects.

     Federal Regulation

     Under the Bank Secrecy Act and the Financial Recordkeeping and Currency and Foreign Transactions Reporting Act regulations of the U.S. Department of the Treasury, each financial institution, which includes the Company and its franchises, must file a Currency Transaction Report ("CTR") for each deposit, withdrawal, exchange of currency, or other payment or transfer by, through, or to the financial institution, which involves a transaction in currency of more than $10,000. In addition, any series of transactions within a twenty-four hour period, which total more than $10,000, and that which the Company or franchise has knowledge were effected for the same individual, must also be reported. Furthermore, the purchase of monetary instruments, such as money orders, for cash in amounts from $3,000 to $10,000 must be recorded. The Company believes its computerized operations and its training and supervision assist the Company in complying with these reporting requirements.

     The Company has elected to adopt the Uniform Franchise Offering Circular ("UFOC"), the form and content of which is prescribed by the United States Federal Trade Commission, for use in all states where it markets and operates franchised money centers.


           MARKET PRICES OF THE COMMON STOCK AND UNITS AND DIVIDENDS

     The following table sets forth the range of closing high and low bid prices for the periods and dates indicated, as reported by NASDAQ (symbols:
CHXS and CHXSU), for the Common Stock and the Units (each Unit consisting of four shares of Common Stock, and a warrant to purchase two shares of Common Stock at an exercise price of $3.00 per share), which are traded on the NASDAQ Small Caps Market. The prices below may reflect interdealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions:

                                                        Common Stock                        Units
                                                         Bid Prices                       Bid Prices
                                                         Per Share                        Per Share
                                                         ---------                        ---------
Quarter Ended:                                  High                  Low          High                 Low
--------------                                  ----                 -----         ----                -----
         March 31, 1993                        $ 1.44               $  .81
         June 30, 1993                         $ 1.81               $ 1.12        $ 6.50              $ 5.00
         September 30, 1993                    $ 1.31               $  .75        $ 5.88              $ 4.25
         December 31, 1993                     $ 1.25               $ 1.06        $ 5.38              $ 3.50

         March 31, 1994                        $ 1.25               $ 1.12        $ 5.00              $ 3.63
         June 30, 1994                         $ 1.12               $  .94        $ 5.00              $ 3.25
         September 30, 1994                    $  .94               $  .78        $ 3.50              $ 3.13
         December 31, 1994                     $  .94               $  .62        $ 3.25              $ 2.00

         March 31, 1995                        $ 1.00               $  .69        $ 4.00              $ 2.75
         June 30, 1995                         $  .94               $  .75        $ 3.50              $ 2.50
         September 30, 1995                    $ 1.03               $  .75        $ 3.88              $ 2.75

         August 30, 1995(a)                    $ 1.00               $ 1.00        $ 3.38              $ 3.38
         October 13, 1995(b)                   $ 1.00               $ 1.00        $ 4.00              $ 4.00

         (a) Date immediately prior to public announcement of signing of letter of intent with Ace to enter into the Merger Agreement.
         (b) Date immediately prior to public announcement of signing Merger Agreement with Ace.

     The Company has never paid cash dividends on the Common Stock and, if the Merger is not consummated, does not anticipate the payment of cash dividends on the Common Stock in the foreseeable future. Any declaration of future dividends under such circumstances would be within the discretion of the Board of Directors and would depend upon its judgment, based upon such factors as earnings, capital requirements, and the operating and financial condition of the Company, at the time.


                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 1995 AS COMPARED TO THREE MONTHS ENDED SEPTEMBER 30, 1994

       Revenues

       Revenues for the quarter ended September 30, 1995, decreased 2%, or $36,000, to $1,895,000 as compared to $1,931,000 for the prior year period.

       Check Cashing Service Fees

       Company store revenues decreased 17%, or $241,000, to $1,195,000. The decrease is comprised of a 13% increase in comparable store revenues (22 stores which were open for both of the full two periods compared) of $112,000, an increase in revenues of $103,000 from 4 stores acquired after the second quarter 1994 plus $2,000 from a newly opened store, offset by a decrease in revenues from 11 stores sold of $384,000 and a decrease in revenues from 5 stores closed of $73,000.

       Franchise Revenues

       Franchise revenues for the 1995 period increased 35%, or $133,000, to $515,000 over the same period in 1994. Initial franchise sales fees increased 253%, or $109,000, to $152,000 for the period while continuing royalties increased 7%, or $24,000, to $363,000.

       Finance Revenues

       The Company makes small consumer loans through selected company owned stores and purchases at a discount loans receivable on used automobiles through a limited number of dealers in Florida. Finance revenues for the quarter ended September 30, 1995, were $207,000, an increase of $114,000, or 123%, over the same period in 1994, primarily the result of an increase in used automobile loans receivable. The Company's expansion of this operation is dependent upon its ability to successfully acquire additional capital to fund the purchase of new loans and/or to add selected used automobile dealers to its dealer network for origination of loans.

       Other Revenues

       Other revenues decreased to ($23,000) from $20,000 in the prior period. The other revenue for the 1994 period resulted from the gain on sale of a company-owned store, while the reduction of other revenues for the same period in 1995 resulted principally from losses on the write-down of certain fixed assets related to stores closed.

       Store Expenses

       Store expenses for the 1995 period decreased 11%, or $149,000, to $1,193,000. Salaries and benefits decreased 18%, or $82,000; occupancy costs decreased 20%, or $42,000; returned check write offs increased 43%, or $30,000; store depreciation and amortization expense decreased 12%, or $11,000; other store expenses increased 7%, or $25,000; and area and regional expenses decreased 45%, or $68,000.

       Salaries and benefits decreased as a result of the net effect of an increase of $37,000 from the 22 comparable stores, an increase of 14% for those stores, plus $38,000 from the 4 acquired stores and $3,000 from a newly opened store, offset by a decrease of $121,000 from the 11 stores sold and $39,000 from the 5 closed stores. Occupancy expenses decreased as a result of fewer stores operating in the 1995 quarter than in 1994. The increase in returned check write-offs was comprised of an increase of $57,000 contributed by the 22 comparable stores, an increase of 163% for those stores, plus an increase of $2,000 from the 5 closed stores and $1,000 from a newly opened store, offset by a decrease of $28,000 from the 11 stores sold and a decrease of $2,000 from the 4 acquired stores. A significant amount of these uncollected returned items were checks cashed for established, commercial account customers, most of which are small businesses. These commercial customers have encountered financial difficulties of one sort or another, some due to declining business, others as a result of disputes between them and their customers over the acceptability of their goods or services sold resulting in stop payments being placed on checks issued to them by their customers as payment for their goods and services. Management believes a significant portion of these returned items will ultimately be collected. However, due to the nature of the items, the related disputes between the makers of the checks and our commercial customers, collection of these items generally requires our requesting the involvement of the State's Attorney. As a result, the cycle time for successful collection of these returned items is significantly longer than that, for example, for a payroll check or even a personal check, which can typically be collected within a period of several days. Depreciation and amortization decreased, with increases of $13,000 from the 22 comparable stores, $5,000 from the 4 acquired stores and $2,000 from the newly opened store being offset by a decrease of $26,000 from the 11 stores sold and $5,000 from the 5 closed stores. The increase related to comparable stores resulted from upgrades to older stores plus redesign and upgrade of our training store, which is also utilized for training of our franchisees. The increase in other store expenses resulted primarily from an increase of $134,000 from the 22 comparable stores, an increase of 69% for those stores, with significant contributors being bank charges, advertising, and the corporate overhead expense allocation. This increase was offset by a net decrease of $109,000 from the sold, closed, acquired and newly opened stores. The decline in area and regional expenses is comprised of decreases of $40,000 from the 11 stores sold, $18,000 from the 5 stores closed, $8,000 from the 4 acquired stores and $2,000 from the 22 comparable stores. This decrease results primarily from the elimination of two areas due to the sale of 5 stores in California in January 1995 and 2 stores in South Florida during the fourth quarter 1994, plus other savings resulting from stores sold and closed.

       The Company implemented a management change in fourth quarter 1994 and assigned responsibility for management of the company-owned stores to the operations support group, which also oversees franchise store operations. This management change has resulted in the reduction of area and regional expenses, primarily salaries. The Company has focused on attracting and retaining quality personnel at the store level, the front lines of the check cashing operation, which has resulted in an increase in salaries at the store level. Management believes that this investment in attracting, training, motivating, and thereby retaining quality store personnel will have a positive effect on the future results of the check cashing operations.

       Franchise Expenses

       Franchise expenses for the 1995 period increased 38%, or $139,000, to $501,000. Salaries and benefits increased 44%, or $56,000, to $183,000. Advertising expense increased 38%, or $18,000, to $65,000, due to marketing of franchise kiosks targeted at convenience stores which was initiated in the third quarter of 1994, and an increase in full-service franchise marketing. Fees associated with the installation of the Company's proprietary check cashing computer system for new franchisees increased 500%, or $15,000, to $18,000 due to a larger number of new franchisee store locations in 1995 versus 1994. Occupancy costs decreased 15%, or $3,000, to $17,000. Depreciation and amortization expense decreased 23%, or $6,000, to $20,000 due to a reduction in amortization of the excess purchase price recorded with respect to the Check-X-Change acquisition, resulting from the final adjustment of purchase accounting as of October 1, 1994, whereby goodwill was reduced by approximately $190,000. Travel and lodging expense decreased 36%, or $41,000, to $73,000, primarily due to a shift in timing for many franchise visits from the third quarter in 1994 to the second quarter in 1995. Professional services expenses increased 725%, or $29,000, to $33,000, all related to an increase in activity related to licensing, registering and protecting the Check Express USA and Check-X-Change trade names, trademarks and other intellectual property. Other expenses increased 152%, or $38,000, to $63,000, primarily the result of increased telephone expenses and other costs associated with additional sales and other personnel. The corporate overhead allocation increased to $29,000 for 1995.

       Finance Expenses

       Expenses associated with the Company's small consumer loan and auto loan finance activities increased 63%, or $32,000, to $83,000 in 1995. Salaries and benefits increased 14%, or $4,000, to $32,000, provision for loan losses increased 222%, or $20,000, to $29,000, and other expenses increased 57%, or $8,000, to $22,000. The increase in the provision for loan losses is due to reserves established for losses anticipated related to installment notes receivable purchased from a used automobile dealer, who has recently experienced financial difficulties and, as a result, gone out of business. As of October 31, 1995, the Company has thirty eight active accounts purchased from this dealer, with an aggregate balance due net of unearned discount of approximately $65,000, approximately $56,000 of which is contractually current within 30 days on their payments due. As of the same date, the Company has ten accounts from this dealer currently in repossession, such accounts having a balance due net of unearned discounts of approximately $18,000. One of the other two dealers with which the Company does business is assisting in repossessing and either retailing or selling at auction the automobiles underlying any of these installment notes receivable which are or may become non-performing. The total balance due net of unearned discount from the forty eight accounts purchased from this dealer is approximately $83,000, or 3% of the Company's total installment notes receivable as of September 30, 1995 of $2,692,000 and 132% of the reserve for doubtful accounts of $63,000 established as of September 30, 1995.

       Headquarters Expenses

       Headquarters expenses decreased 23%, or $46,000, to $150,000, the net result of increases to components of headquarters expenses offset by related increases in allocations of certain expenses to the Company's operations.

       Corporate overhead expenses, before allocations to operations, increased 18%, or $38,000, to $244,000. Salaries and benefits increased 32%, or $34,000, to $141,000, due to additional personnel. Occupancy costs increased 38%, or $3,000, to $11,000 as a result of an increase in the amount of rent expense allocated to corporate overhead functions versus various operations functions. Depreciation and amortization expense decreased 14%, or $3,000, to $19,000. Other expenses increased 6%, or $4,000, to $73,000, primarily due to additional expenses related to the 1994 business expansion.

       Interest Expense

       Interest expense increased 40%, or $32,000, to $111,000, primarily due to increased interest paid to banks and individuals for loans made to help fund acquisitions, plus interest paid to banks due to the growth in the Company's portfolio of auto finance receivables. Approximately $63,000 of the interest expense for the 1995 period is allocable to funding of the Finance operation.

       Loss Before Income Taxes

       Loss before income taxes increased 45%, or $45,000, to $145,000 for the 1995 period as compared to $100,000 in 1994.

       Income Taxes Benefit

       Benefit from income taxes for the 1995 period is $73,000 as compared to $51,000 in 1994, representing estimated effective income tax rates of approximately 50% for both periods. The effective tax rate for both periods is higher than the statutory rate principally as a result of the amount of goodwill amortization related to certain acquisition transactions which occurred principally at the end of 1993, in relation to the amounts of pre-tax income for these periods. Those acquisitions were structured as non-taxable reorganizations, which resulted in the amortization of intangibles for book accounting purposes being non-deductible for income taxes. Acquisitions made by the Company since then have been structured as taxable transactions, which results in a deduction for income tax purposes of amortization of intangibles.

       Net Loss

       The net effect of the matters discussed above is that the net loss for the quarter ended September 30, 1995, increased to $72,000 (a loss of $.01 per share on 5,060,982 weighted average number of shares outstanding) as compared to $49,000 (a loss of $.01 per share on 4,815,976 weighted average number of shares outstanding) for the prior year period.

NINE MONTHS ENDED SEPTEMBER 30, 1995 AS COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 1994

       Revenues

       Revenues for the nine months ended September 30, 1995, increased 9%, or $480,000, to $6,014,000 as compared to $5,534,000 for the prior year period.

       Check Cashing Service Fees

       Company store revenues decreased 9%, or $352,000, to $3,777,000. The decrease was comprised of an increase in comparable store revenues (22 stores which were open for both of the full two periods compared) of 7%, or $201,000, in addition to an increase in revenues of $522,000 from 4 stores acquired after the second quarter 1994, offset by a decrease in revenues from 11 stores sold of $940,000 and a decrease in revenues from 5 stores closed of $135,000.

       The increase in comparable store revenues includes a decrease in fees from the Company's income tax electronic filing and refund anticipation loan programs of $64,000, the direct result of changes made by the Internal Revenue Service with respect to processing of income tax returns filed electronically and applying for a refund anticipation loan. Check cashing fees in our 22 comparable stores continue to show improvements over the prior year, the combined result of a slight fee increase on certain types of checks cashed and an increase in the face amount of checks cashed.

       Franchise Revenues

       Franchise revenues for the 1995 period increased 21%, or $238,000, to $1,375,000, compared to $1,137,000 for the same period in 1994. Initial franchise sales fees increased 90%, or $139,000, to $293,000 for the period while continuing royalties increased 10%, or $99,000, to $1,082,000.

       Finance Revenues

       The Company makes small consumer loans through selected company owned stores and purchases at a discount loans receivable on used automobiles through a limited number of dealers in Florida. Finance revenues for the nine months ended September 30, 1995, were $608,000, an increase of $397,000, or 188%, over the same period in 1994, primarily the result of an increase in used automobile loans receivable. The Company's expansion of this operation is dependent upon it's ability to successfully acquire additional capital to fund the purchase of new loans and/or to add selected used automobile dealers to its dealer network for origination of loans.

       Other Revenues

       Other revenues increased to $253,000 from $57,000 in the prior period. The other revenue for the 1994 period resulted primarily from the gain on sale of a company-owned store, while the other revenues for the same period in 1995 resulted principally from the gain on sale in January 1995 of 5 stores located in California offset by losses on the write-down of certain fixed assets related to stores closed during 1995.

       Store Expenses

       Store expenses for the 1995 period decreased 1%, or $34,000, to $3,669,000. Salaries and benefits decreased $2,000, or less than 1%; occupancy costs decreased 9%, or $49,000; returned check write offs increased 6%, or $13,000; store depreciation and amortization expense decreased 4%, or $9,000; other store expenses increased 16%, or $171,000; and area and regional expenses decreased 40%, or $158,000.

       Salaries and benefits decreased as a result of the net effect of increases of $128,000 from the 22 comparable stores, an increase of 16% for those stores, plus $203,000 from the 4 acquired stores and $5,000 from a newly opened store, offset by decreases of $277,000 from the 11 stores sold and $61,000 from the 5 closed stores. Occupancy expenses decreased as a result of fewer stores operating in the 1995 period than in 1994. The increase in returned check write-offs was comprised of increases of $88,000 contributed by the 22 comparable stores, a 71% increase for those stores, $8,000 from the 4 acquired stores and $1,000 from a newly opened store, offset by a decrease of $84,000 from the 11 stores sold. A significant amount of these uncollected returned items were checks cashed for established, commercial account customers, most of which are small businesses. These commercial customers have encountered financial difficulties of one sort or another, some due to declining business, others as a result of disputes between them and their customers over the acceptability of their goods or services sold resulting in stop payments being placed on checks issued to them by their customers as payment for their goods and services. Management believes a significant portion of these returned items will ultimately be collected. However, due to the nature of the items, the related disputes between the makers of the checks and our commercial customers, collection of these items generally requires our requesting the involvement of the State's Attorney. As a result, the cycle time for successful collection of these returned items is significantly longer than that, for example, for a payroll check or even a personal check, which can typically be collected within a period of several days. Depreciation and amortization decreased, resulting from increases of $22,000 from the 22 comparable stores, $27,000 from the 4 acquired stores and $3,000 from the newly opened store, offset by decreases of $56,000 from the 11 stores sold and $5,000 from the 5 closed stores. The increase related to comparable stores resulted mainly from upgrades to older stores plus redesign and upgrade of our training store, which is also utilized for training of our franchisees. The increase in other store expenses resulted primarily from an increase of $232,000 from the 22 comparable stores, an increase of 39% for those stores, with significant contributors being bank charges, advertising, and the corporate overhead expense allocation. This increase was offset by a net decrease of $109,000 from the sold, closed, acquired and newly opened stores. The decline in area and regional expenses reflects the net effect of an increase of $1,000 related to a newly opened store offset by decreases of $88,000 from the 11 stores sold, $34,000 from the 5 stores closed, $7,000 from the 4 acquired stores, and $30,000 from the 22 comparable stores, comprised mainly of a reduction in personnel costs offset by recruiting expenses related to the management trainee program implemented during the first quarter 1995. The decrease in area and regional expenses results primarily from the elimination of two areas due to the sale of 5 stores in California in January 1995 and 2 stores in South Florida during the fourth quarter 1994, plus other savings resulting from stores sold and closed.

       The Company implemented a management change in fourth quarter 1994 and assigned responsibility for management of the company-owned stores to the operations support group, which also oversees franchise store operations. This management change has resulted in the reduction of area and regional expenses, primarily salaries. The Company has focused on attracting and retaining quality personnel at the store level, the front lines of the check cashing operation, which has resulted in an increase in salaries at the store level. Management believes that this investment in attracting, training, motivating, and thereby retaining quality store personnel will have a positive effect on the future results of the check cashing operations.

       Franchise Expenses

       Franchise expenses for the 1995 period increased 52%, or $430,000, to $1,259,000. Salaries and benefits increased 30%, or $110,000, to $480,000.
Advertising expense increased 90%, or $80,000, to $169,000, due to marketing of franchise kiosks targeted at convenience stores which was initiated in the third quarter of 1994, and an increase in full-service franchise marketing. Fees associated with the installation of the Company's proprietary check cashing computer system for new franchisees increased 100%, or $15,000, to $30,000 due to a larger number of new franchisee store locations in 1995 versus 1994. Occupancy expenses increased 22%, or $9,000, to $50,000. Depreciation and amortization expense decreased 21%, or $16,000, to $60,000 due to a reduction in amortization of the excess purchase price recorded with respect to the Check-X-Change acquisition, resulting from the final adjustment of purchase accounting as of October 1, 1994, whereby goodwill was reduced by approximately $190,000. Travel and lodging expenses increased 1%, or $2,000, to $137,000. Professional services expenses increased 393%, or $55,000, to $69,000, all related to an increase in activity related to licensing, registering and protecting the Check Express USA and Check-X-Change trade names, trademarks and other intellectual property. Other expenses increased 75%, or $77,000, to $179,000, primarily the result of increased telephone expenses and other costs associated with additional sales and other personnel, plus the net costs incurred by the Company in organizing and hosting an annual convention for its franchise owners. The corporate overhead allocation increased to $85,000 for 1995.

       Finance Expenses

       Expenses associated with the Company's small consumer loan and auto loan finance activities increased $76,000, or 63%, to $196,000 in 1995. Salaries and benefits increased $28,000, or 46%, to $89,000, provision for loan losses increased $30,000, or 150%, to $50,000, and other expenses increased 46%, or $18,000, to $57,000. Approximately $20,000 of the increase in the provision for loan losses is due to reserves established for losses anticipated related to installment notes receivable purchased from a used automobile dealer, who has recently experienced financial difficulties and, as a result, gone out of business. As of October 31, 1995, the Company has thirty eight active accounts purchased from this dealer, with an aggregate balance due net of unearned discount of approximately $65,000, approximately $56,000 of which is contractually current within 30 days on their payments due. As of the same date, the Company has ten accounts from this dealer currently in repossession, such accounts having a balance due net of unearned discounts of approximately $18,000. One of the other two dealers with which the Company does business is assisting in repossessing and either retailing or selling at auction the automobiles underlying any of these installment notes receivable which are or may become non-performing. The total balance due net of unearned discount from the forty eight accounts purchased from this dealer is approximately $83,000, or 3% of the Company's total installment notes receivable as of September 30, 1995 of $2,692,000 and 132% of the reserve for doubtful accounts of $63,000 established as of September 30, 1995. The other $10,000 of the increase in provision for loan losses for the period results from growth of the reserve for doubtful accounts in connection with the growth in the total portfolio of installment notes receivable.

       Headquarters Expenses

       Headquarters expenses decreased $46,000, or 8%, to $506,000 in 1995, the net result of increases to components of headquarters expenses offset by related increases in allocations of certain expenses to the Company's operations.

       Corporate overhead expenses, before allocations to operations, increased 29%, or $178,000, to $782,000. Salaries and benefits increased 32%, or $108,000, to $443,000, due to additional personnel. Occupancy costs increased 50%, or $10,000, to $30,000 as a result of increased rent at the relocated corporate offices and an increase in the amount of rent expense allocated to corporate overhead functions versus various operations functions. Depreciation and amortization expense increased 31%, or $14,000, to $59,000, primarily due to additional telephone and computer equipment. Other expenses increased 23%, or $46,000, to $250,000, primarily due to additional expenses related to the 1994 business expansion.

       Interest Expense

       Interest expense increased 84%, or $146,000, to $319,000, primarily due to increased interest paid to banks and individuals for loans made to help fund acquisitions, plus interest paid to banks due to the growth in the Company's portfolio of auto finance receivables. Approximately $152,000 of the interest expense for the 1995 period is allocable to funding of the Finance operation.

       Income before Income Taxes

       Income before income taxes decreased 59%, or $92,000, to $65,000 for the 1995 period as compared to $157,000 in 1994.

       Income Taxes

       Provision for income taxes for 1995 period is $33,000 as compared to $65,000 in 1994, representing estimated effective income tax rates of approximately 50% and 41%, respectively. The increase in effective tax rate for 1995 as compared to 1994 and the relatively high effective tax rate for both periods is principally the result of the increase in the amount of goodwill amortization related to certain acquisition transactions which occurred principally at the end of 1993, in relation to the amounts of pre-tax income for these periods. Those acquisitions were structured as non-taxable reorganizations, which resulted in the amortization of intangibles for book accounting purposes being non-deductible for income taxes. Acquisitions made by the Company since then have been structured as taxable transactions, which results in a deduction for income tax purposes of amortization of intangibles.

       Net Income

       The net effect of the matters discussed above is that net income for the nine months ended September 30, 1995, decreased to $33,000 ($.01 per share on 5,019,970 weighted average number of shares outstanding) as compared to $93,000 ($.02 per share on 4,806,597 weighted average number of shares outstanding) for the prior year period.

YEAR ENDED DECEMBER 31, 1994 AS COMPARED TO DECEMBER 31, 1993.

       Revenues

       Revenues for the year ended December 31, 1994, increased 77%, or $3,265,000, to $7,533,000 as compared to $4,268,000 for the year ended December 31, 1993.

       Check Cashing Service Fees

       Company store revenues increased 75%, or $2,415,000, to $5,654,000, primarily due to an increase in the number of stores operated during 1994 as compared to 1993. A decrease in comparable store revenues (17 stores which were open for both of the full two years compared) of less than 1%, or $21,000, to $2,762,000, was offset by $166,000 in revenues from one store opened in fourth quarter 1993 and from two stores opened in 1994. During fourth quarter 1993 and throughout 1994, the Company acquired 20 stores and sold 6 stores (5 to Check Express franchisees and 1 to a third-party), resulting in a net increase in company store revenues of $2,264,000 in 1994 as compared to 1993.

       Franchise Revenues

       Franchise revenues increased 59%, or $567,000, to $1,521,000. A decrease in initial franchise sales fees of 57%, or $241,000, to $183,000, was offset by an increase in continuing royalties of 152%, or $808,000, to $1,338,000. The acquisition of Check-X-Change Corporation in October of 1993 contributed 82%, or $660,000, of the increase in continuing royalties.

       Finance Revenues

       The Company began test marketing loans in fourth quarter 1993. Loans ranging from $100 to $1,000 are made to customers at selected company-owned stores. The Company also purchases at a discount loans on used automobiles through a limited number of dealers in Florida. Finance revenues increased to $323,000 in 1994 from $11,000 in 1993. Based on results to date and provided it is successful in acquiring additional capital to fund new loans, the Company intends to expand its finance activities.

       Other Revenues

       Other revenues decreased 42%, or $28,000, to $35,000, primarily due to a decrease in interest income.

       Store Expenses

       Store expenses for 1994 increased 82%, or $2,203,000, to $4,888,000, primarily the result of the increased number of stores operated during 1994 as compared to 1993. Salaries and benefits increased 68%, or $683,000, to $1,690,000; occupancy costs increased 88%, or $360,000, to $769,000; store depreciation and amortization increased 31%, or $76,000, to $320,000; and other store expenses increased 84%, or $579,000, to $1,271,000, all primarily as a result of the additional stores. Returned check write offs increased 169%, or $217,000, to $346,000, in part due to the increased number of stores and, in part, due to certain procedures not having been properly followed at the store level. In order to re-establish store operating procedures, the Company implemented a management change in fourth quarter 1994 and assigned responsibility for management of the company-owned stores to the operations support group, which also oversees franchise store operations. The Company believes that this change in management of company stores will, over time, result in returned check write offs more consistent with historical levels. Returned check write offs as a percentage of the face amount of checks cashed increased to 0.22% for 1994 as compared to 0.14% in 1993. Area and regional expenses increased 140%, or $287,000, to $492,000, primarily as a result of an increase in the number of area managers and related expenses resulting from the additional stores.

       Franchise Expenses

       Franchise expenses increased 61%, or $468,000, to $1,241,000, primarily due to the acquisition of Check-X-Change in October of 1993. Salaries and benefits increased 87%, or $249,000, to $536,000. Advertising expense increased 188%, or $107,000, to $164,000, due to new marketing of franchise kiosks targeted at convenience stores and an increase in full-service franchise marketing. Depreciation and amortization expense increased 143%, or $39,000, to $66,000 due to amortization of the Check-X-Change acquisition. Travel and lodging expense increased 163%, or $101,000, to $163,000, primarily due to the increased number of franchise stores. Other expenses decreased 18%, or $57,000, to $255,000, primarily due to a decrease in computer expenses related to the opening of new franchises.

       Finance Expenses

       Expenses associated with the Company's small consumer loan and auto loan finance activities increased from $26,000 in 1993 to $168,000 in 1994.
Salaries and benefits increased to $83,000, occupancy costs increased to $11,000, provision for loan losses increased to $32,000 and other expenses increased to $42,000.

       Headquarters Expense

       Headquarters expenses increased 70%, or $366,000, to $888,000, primarily due to an increase in salaries and benefits of 75% or $214,000, to $498,000, due to additional accounting personnel and compensation, including $83,000 in finders fees, paid to a new manager of acquisitions, of which approximately $60,000 are related to stores acquired in California in 1994 which were sold for an approximate gain of $290,000 in January 1995. Occupancy costs increased 74%, or $13,000, to $29,000 as a result of increased rent at the relocated corporate offices. Depreciation and amortization expense increased 80%, or $27,000, to $61,000 due to additional telephone and computer equipment. Other expenses increased 60%, or $113,000, to $300,000, primarily due to additional expenses related to the 1994 business expansion.

       Interest Expense

       Interest expense increased 114%, or $150,000, to $281,000, primarily due to increased interest paid to banks and individuals for loans made to help fund acquisitions and interest paid to banks due to the growth in the Company's portfolio of consumer loans and auto finance receivables.

       Income before Income Taxes

       Income before income taxes decreased 49%, or $64,000, to $67,000, in 1994 as compared to $131,000 in 1993.

       Income Taxes

       Provision for income taxes for 1994 is $66,000 as compared to $65,000 in 1993, representing effective income tax rates of approximately 100% and 50%, respectively. The increase in effective tax rate for 1994 as compared to 1993 and the relatively high effective tax rate for both periods is principally the result of the increase in the amount of goodwill amortization related to certain acquisition transactions which occurred principally at the end of 1993, in relation to the relatively low amounts of pre-tax income for these periods. Those acquisitions were structured as non-taxable reorganizations, which resulted in the amortization of intangibles for book accounting purposes being non-deductible for income taxes. Acquisitions made by the Company since then have been structured as taxable transactions, which results in a deduction for income tax purposes of amortization of intangibles.

       Net Income

       The net effect of the matters discussed above is that net income for 1994 decreased to $467 ($.00 per share on 4,864,832 fully diluted number of shares outstanding) as compared to $66,000 ($.02 per share on 3,284,774 fully diluted number of shares outstanding) in 1993.

RECENT ACCOUNTING PRONOUNCEMENTS

       During 1993, the Accounting Standards Executive Committee issued Statement of Position 93-7 (SOP), Reporting on Advertising Costs, which the Company will adopt prospectively as required in 1995. The SOP requires that advertising costs be expensed when incurred, with the exception of the costs of direct-response advertising, which are capitalized and amortized over the period that benefits are received. The Company's current policies are generally in compliance with the SOP, and therefore, its adoption is not expected to have a significant effect on the Company's financial position or results of operations.

LIQUIDITY AND CAPITAL RESOURCES.

       In January 1993, the Company entered into an agreement with its primary bank which provided the Company with a $400,000 operating revolving credit line at prime plus 1.25% and a $270,000 five year term loan (funded in April 1993) at a floating rate of prime plus 1.25%, with monthly principal and interest payments. The loan terms contain covenants which require the Company to maintain a tangible net worth of at least $1,000,000 and a ratio of total debt (excluding subordinated or junior debt) to tangible net worth of not more than
2.0 to 1.0. For such purposes, "tangible net worth" means (1) the aggregate amount of assets (excluding intangible assets), equity, and similar items reflected on the Company's balance sheet, plus the amounts of any subordinated debt, junior debt and debt to stockholders, less (2) liabilities. The loans contain cross-collateral provisions, are secured by substantially all of the assets of the Company and are personally guaranteed by the Company's Chairman and CEO.

       The Company owes its primary bank approximately $91,000 under a ten year promissory note bearing interest at 8.5% per annum, due May 18, 2003. The note is secured by a mortgage on an improved site in Tampa, Florida, which was purchased for $106,000 and at which the Company operates a company-owned store.

       In February 1994, the Company executed new loan agreements with its primary bank which provided for an increase in the revolving credit line to $500,000 and a new seven year $880,000 term loan at a fixed rate of 8.25%, with monthly principal and interest payments. Proceeds from the term loan were used to partially fund the acquisitions and purchases of stores and for working capital for the acquired stores. In August 1994, the Company obtained an additional $250,000 in revolving credit line from its primary bank.

       Effective August 31, 1995, the Company converted the two revolving lines of credit totaling $750,000 into a thirteen month term loan of $650,000. This term loan bears interest at 11.5% per annum and requires a monthly principal and interest payment of $49,835. This loan is collateralized specifically by certain installment notes receivable of the Company's wholly owned subsidiary, Check Express Finance, Inc., is cross-collateralized with all other debt provided by the Company's primary bank by substantially all the assets of the Company, and is personally guaranteed by the Company's President and CEO.

       The cumulative amount remaining due as of September 30, 1995 under the three term loans with the Company's primary bank was $1,560,000.

       In May 1994, the Company obtained a revolving credit line in the amount of $100,000 (subsequently increased to $200,000) from a Washington bank to supplement cash required during peak check cashing periods at its Washington stores. The terms of this facility also include financial covenants measured using the stand alone balances of the subsidiary and require compliance with all covenants related to the debt provided by the Company's primary bank in Florida. Amounts outstanding under this facility bear interest at prime plus 2% and are personally guaranteed by the Company's President and CEO.

       The Company has obtained a series of three year term notes payable to another bank, $500,000 in December 1994, $400,000 in April 1995, $200,000 in
June 1995, and $114,000 in October 1995, collateralized by certain installment notes receivable of the Company's wholly owned subsidiary, Check Express Finance, Inc. and personally guaranteed the Company's President and CEO. The first three notes payable bear interest at variable interest rates ranging from 10.625% per annum to 11.125%, to be adjusted annually, with the October 1995 note bearing interest at a fixed rate of 11.125% per annum. These four notes payable require an aggregate minimum monthly principal and interest payment totaling $47,027. The Company has made additional principal payments on these notes each month to the extent that collections on the underlying installment notes receivable collateralizing the notes payable have exceeded the aggregate minimum monthly principal and interest payment on the then outstanding notes payable to the bank. The cumulative amount remaining due under the three term notes payable outstanding as of September 30, 1995 was $468,000.

       Also effective August 31, 1995, the Company and its wholly owned subsidiary, Check Express Finance, Inc., entered into a $500,000 revolving credit agreement with another bank, and obtained an initial advance thereunder of $500,000 under a two year term note payable collateralized by certain installment notes receivable of Check Express Finance, Inc. This term note payable bears interest at a fixed rate of 10.75% per annum and requires a minimum monthly interest and principal payment of $23,246. Additional principal payments will be made monthly, as a result of early pay-downs or payoffs of installment notes receivable collateralizing the loan, to the extent the Borrowing Base calculated under the terms of the credit agreement and based on the balances of the installment notes receivable outstanding at each month end is less than the principal balance of the term note payable. Check Express Finance, Inc. may request subsequent advances, in minimum increments of $100,000, to the extent that the revolving credit facility of $500,000 is not fully accessed. The Company and the Company's President and CEO have provided guarantees to the bank regarding this term note payable.

       The Company converted $82,000 of the $108,000 outstanding as of September 30, 1995, of its 11% per annum unsecured notes payable which had balloon payments due November 1, 1995, to term notes with the same monthly payments of principal and interest until the balances are liquidated, October 1, 1997.

       In 1994, the Company expended approximately $1,090,000 in cash and issued approximately $1,089,000 in notes as consideration for the acquisition of 17 company stores, and received $90,000 in cash and $1,030,000 in notes for the sale of six stores plus approximately $170,000 in cash. Through September 30, 1995, the Company has received approximately $982,000 in cash for 5 company stores sold in January 1995.

       In 1994, the Company expended approximately $285,000 in cash and $65,000 under capital lease agreements for the purchase of a new telephone system for its corporate headquarters and for the purchase of additional computer equipment for the headquarters and for the acquired stores. No amounts have been expended under capital lease agreements through September 30, 1995.

       In 1994, the Company expended $1,490,000 for its consumer loan and auto finance receivables as compared to $98,000 in 1993. Through September 30, 1995, the Company has expended approximately $1,164,000 for similar installment notes receivable.

       Because the Company's operations consist primarily of check cashing and other financial services, its combined liquidity is readily ascertainable. At September 30, 1995, 15% of the Company's $10,607,000 in total assets consisted of cash.

       The Company believes that with its present cash and credit lines it has sufficient capital to continue its present level of operations.

SPECIAL CONSIDERATIONS

       The Company's business is subject to various continuing risks, including those described below.

       Competition

       As described above, the Company is in competition with various other businesses that cash checks, sell franchises and make loans. Many of the Company's competitors have significantly greater financial resources than the Company. There can be no assurance that the Company will be able to continue to compete successfully with such other businesses.

       Inherent Risks of Cash Business

       The services provided by Check Express in its company-owned money centers require each store to maintain a certain amount of cash on hand which presents a risk of cash shortages from employee error and theft. The Company has implemented controls and security procedures to minimize this risk; however, the risk cannot be totally eliminated. In addition, because the Company cashes checks, it is subject to losses from returned checks. For fiscal years ended December 31, 1994 and 1993, returned checks, net of collections, and cash shortages totaled 6.1% and 4.0% of check cashing service fees, respectively. Through September 30, 1995, returned checks, net of collections, and cash shortages totaled 6.8% of check cashing service fees.

       Inherent Risks of Finance Business

       The Company is making small consumer loans and providing used automobile financing to individuals, most of whom can be characterized as high credit risks. Although the Company's actual losses from its financing activities have been minimal to date, there can be no assurance that the Company will be able to continue to operate with similar loan loss experience in the future. The Company recorded a $32,000 provision for loan losses in 1994 and a $50,000 provision through September 30, 1995.

       The used automobile financing installment notes receivable are secured by the automobile and the Company has recourse agreements with each dealer such that management (repossession and resale) of the collateral supporting non-performing loans is the responsibility of the dealers. The Company currently purchases these installment notes receivable primarily from two used automobile dealers located in Central Florida.

       Management does not feel that this concentration of business with two dealers represents a significant credit risk as the Central Florida used automobile industry is very strong, primarily because of the significance of the entertainment and recreation service industry in this geographic region, with a significant number of dealers. The dealer becomes part of the credit risk management structure only at the point at which the loan is non-performing and can not be recovered through the Company's collection efforts. At this point the dealer is responsible under the recourse agreement for repossessing and selling the automobile at auction in order to recover proceeds to the extent practically feasible. This assumes the dealer can not or does not wish to recondition and resell the automobile again; the normal course is for this resale to occur and the note related to the repossession to be settled by the dealer, typically at an amount representing break even on the net investment in the note at repossession. The new note related to the resale may or may not be purchased from the dealer, in accordance with the Company's normal purchase criteria for such notes. In the event one of these dealers was unable to fulfill his commitments with respect to the recourse agreement, the Company would utilize the other dealer to manage non-performing loans. The other dealer would be asked to repossess, recondition and resell the automobile, which would be both in the best interest of the dealer, due to the profit motive involved, and the best interest of the Company. The likelihood of both dealers experiencing difficulty at the same time is considered remote. If that were to occur, the Company would still have the ability to mitigate losses by working with other dealers in the market, many of whom are familiar to management personnel of the finance operation, to assist with management of non-performing loans.

       Government Regulation

       There are some states which currently regulate check cashing stores. Regulations vary from state to state and range from simple minimum licensing requirements to limits on check cashing fees. The Company and several of its franchisees operate in states which have regulations affecting check cashing stores. In addition, federal and some state regulations require the reporting of certain currency transactions. The Company began selling its own money orders in September of 1992 and operates under money order licensing regulations promulgated by the States of Florida and Indiana. The Company's finance activities are subject to numerous local, state and federal regulations. There can be no assurance that the Company will not be materially adversely affected by legislation or regulations currently in existence or which may be enacted in the future.

       Seasonality

       The check cashing business is seasonal, in large part the result of the timing of income tax refunds and the fees earned from the cashing of income tax refund and refund anticipation loan checks. Historically, most of the revenues for these seasonal services are earned within the six months ending June 30. The timing of the sale of new franchises is impossible to predict and can have a material effect on the results of operations of a particular quarter. However, the Company believes that the growth in continuing royalties, combined with the growth in finance revenues, may serve to mitigate the seasonality effect of the income tax season and the timing of new franchise sales. Accordingly, the results of operations for any one quarter are not necessarily indicative of the results of operations which may be realized for the full year.

       Effect of Inflation

       The Company believes that inflation does not currently have a material effect on its results of operations.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information concerning the beneficial ownership of shares of the Common Stock as of September 30, 1995 by
(1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (2) each director of the Company, (3) each executive officer of the Company, and (4) all directors and executive officers of the Company as a group. Except as reflected in footnote 14 to the following table, the Company believes that each of the following shareholders has the sole voting and dispositive power over the shares held by each shareholder.

                                                           Amount and
                                                           Nature of
         Name of Beneficial Owner                          Beneficial             Percent
           or Number in Group(1)                           Ownership(2)          of Class(3)
         ------------------------                          ------------          -----------
       Larry F. Lang(4,14)                                   823,570               16.27
       Joseph J. Wozniak(5,14)                               160,552                3.17
       Patrick J. McEnany(6,14)                              151,686                2.99
       W. Keith Schilit(7)                                    27,500                0.54
       Decker A. Todd(8)                                      31,500                0.62
       Stephen L. Selka(9,14)                                487,000                9.62
       Paradise Valley Securities, Inc.(10,13)               384,600                7.59
       Hayden R. Fleming(11,13)                              288,835                5.70
       All Directors and Executive Officers
         as a Group (5 persons)(12)                        1,194,808               23.59
       Ace Cash Express, Inc.(14)                          1,657,606               32.75

(1) Mr. Lang's mailing address is 101 East Kennedy Boulevard, Suite 3800, Tampa, Florida, 33602. Mr. Wozniak's mailing address is 101 East Kennedy Boulevard, Suite 3800, Tampa, Florida, 33602. Mr. McEnany's mailing address is 16600 N.W. 54th Avenue, Miami, Florida 33014. Mr. Schilit's mailing address is 101 East Kennedy Boulevard, Suite 3800, Tampa, Florida, 33602. Mr. Todd's mailing address is 101 East Kennedy Boulevard, Suite 3800, Tampa, Florida, 33602. Mr. Selka's mailing address is 3420 Cleveland Avenue, Fr. Myers, Florida, 33901. Paradise Valley Securities, Inc.'s mailing address is 11811 North Tatum Blvd., Suite 4040, Phoenix, AZ 85028. Mr. Fleming's mailing address is 11811 North Tatum Blvd., Suite 4040, Phoenix, AZ 85028.
(2) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power.
(3) As to each named person or group, assumes the exercise of all options and warrants beneficially owned by such person or group, but not the exercise of any options or warrants owned by any other person or group, divided by 5,061,003 shares of Common Stock outstanding.
(4) 663,570 shares of Common Stock, and options/warrants to purchase 160,000 shares (2,500 shares at an exercise price of $1.00 per share expiring December 31, 1997, 50,000 shares at an exercise price of $.875 per share expiring February 28, 1998, 2,500 shares at an exercise price of $1.125 expiring September 12, 1998, 50,000 shares at an exercise price of $1.1875 per share expiring March 31, 1999, 5,000 shares at an exercise price of $.6875 per share expiring November 22, 1999, and 50,000 shares at an exercise price of $.84 per share expiring March 31, 2000).
(5) 145,552 shares of Common Stock, and options/warrants to purchase 15,000 shares (2,500 shares at an exercise price of $1.00 per share expiring December 6, 1997, 2,500 shares at an exercise price of $1.125 expiring September 12, 1998, 1,000 shares at an exercise price of $1.125 expiring December 1, 1998, and 9,000 shares at an exercise price of $.6875 expiring November 22, 1999).

(6) 134,686 shares of Common Stock, and options/warrants to purchase 17,000 shares (2,500 shares at an exercise price of $1.00 per share expiring December 6, 1997, 2,500 shares at an exercise price of $1.125 expiring September 12, 1998, 3,000 shares at an exercise price of $1.125 expiring December 1, 1998, and 9,000 shares at an exercise price of $.6875 per share expiring November 22, 1999).
(7) Options/warrants to purchase 27,500 shares (2,500 shares at an exercise price of $1.00 per share expiring December 6, 1997, 12,500 shares at an exercise price of $.85 per share expiring on December 6, 1997, 2,500 shares at an exercise price of $1.125 expiring September 12, 1998, 1,000 shares at an exercise price of $1.125 expiring December 1, 1998, and 9,000 shares at an exercise price of $.6875 expiring November 22, 1999).
(8) 1,500 shares of Common Stock, and options/warrants to purchase 30,000 shares (10,000 shares at an exercise price of $1.125 expiring December 1, 1998, and 20,000 shares at an exercise price of $.6875 expiring November 22, 1999).
(9) 483,000 shares of common stock and options/warrants to purchase 4,000 shares at an exercise price of $3.00 per share expiring December 31, 1996.
(10) 25,000 shares of Common Stock, options/warrants to purchase 98,600 shares at an exercise price of $3.00 per share expiring December 31, 1996, and options/warrants to purchase up to 43,500 Units, each comprised of four shares of Common Stock and two warrants to purchase one share of Common Stock each at and exercise price of $3.00 per share, at an exercise price of $6.60 per Unit expiring June 24, 1998.
(11) 191,835 shares of Common Stock, and options/warrants to purchase 97,000 shares at an exercise price of $3.00 per share expiring December 31, 1996.
(12) Mr. Lang is the Company's President and CEO and a director. Mr. Todd is Vice President-Finance, CFO and a director. Messrs. McEnany, Wozniak, and Schilit are directors.
(13) Paradise Valley Securities, Inc. and Mr. Fleming, an employee of Paradise Valley Securities, Inc., along with Mr. Anthony Silverman, a person in a control relationship with Paradise Valley Securities, Inc., filed jointly a Schedule 13D dated March 21, 1995 with the Securities and Exchange Commission, in which each person disaffirmed (i) beneficial ownership of the other persons' securities and (ii) membership in a group. As a result of Mr. Silverman's control relationship, his beneficial ownership of Common Stock as of that date, which is less than 5% of the Common Stock outstanding, has been aggregated with that of Paradise Valley Securities, Inc.
(14) Mr. Lang, Mr. Wozniak, Mr. McEnany, and Mr. Selka, H. Jeffrey Voss and American National Bank of Cheyenne have each provided to Ace a Shareholder Agreement and Irrevocable Proxy ("Shareholder Agreement," the form of which is attached as Appendix E to this Proxy Statement) relating to all their respective shares in conjunction with the Merger Agreement, as reported by Ace on a Schedule 13D dated October 20, 1995 filed with the Securities and Exchange Commission. Ace has no beneficial interest in such shares except pursuant to the Shareholder Agreements.


                                   MANAGEMENT

EXECUTIVE OFFICERS, SIGNIFICANT EMPLOYEES AND DIRECTORS

   The following table lists the executive officers, significant employees and directors of the Company and certain information regarding each individual:

           Name                    Age                                  Position
------------------------          -----                   -------------------------------------
Larry F. Lang                       47                           Chairman of the Board of Directors, President, Chief
                                                                 Executive Officer
Decker A. Todd                      34                           Vice President-Finance, Chief Financial Officer,
                                                                 Secretary, and member of the Board of Directors
Roger D. Goertz                     47                           Executive Vice President of Operations; President,
                                                                 Check Express USA, Inc. and Check-X-Change Corporation
Michael D. Riordon                  45                           Director of Franchise Sales
S. Gregg Bacon                      50                           Director of Finance Company Operations
W. Keith Schilit(1,2)               41                           Outside member of Board of Directors
Patrick J. McEnany(1,2)             48                           Outside member of Board of Directors
Joseph J. Wozniak(1,2)              57                           Outside member of Board of Directors

(1)   Member of the Compensation Committee.
(2)   Member of the Audit Committee

      Larry F. Lang was a founder of the Company in 1982, and has served as Chairman of the Board, President and Chief Executive Officer since July 1992. He serves as a director and the current President of the Florida Check Cashers Association, and also is a director of the National Check Cashers Association. From 1979 until 1986, he was the vice president and co-founder of Lang & Martin Ltd., a land service company located in Denver, Colorado, which provided services to the oil and gas industry. From 1977 to 1979, he served as land manager of Puckett Energy Company. From 1974 until 1977, he was an independent contract landman in the oil and gas industry.

      Decker A. Todd joined the Company in October 1993 as Vice President of Finance. From 1984 until 1993, he was employed by the international public accounting firm of Price Waterhouse as a member of their audit department, as an audit manager from July 1990 until leaving the firm in 1993.

      Roger D. Goertz joined Check Express USA, Inc., a franchising subsidiary, in October 1993 at the time the Company acquired Check-X-Change Corporation, now also a franchising subsidiary, where Mr. Goertz had been President since 1989. From 1987 until 1989, Mr. Goertz was employed with Papa Aldo's International, Inc. in Portland, Oregon, last holding the position of Chief Operating Officer. From 1968 until 1987, he worked with Pizza Inn, Inc. in Dallas, Texas, as Vice President of Operations over 350 company stores, and as Vice President of Advertising.

      S. Gregg Bacon joined Check Express Finance, Inc., the Company's finance company subsidiary, in September 1993 as Director of Finance Company Operations. From 1992 until 1993, Mr. Bacon was self-employed as a Financial Consultant. From 1982 until 1992 Mr. Bacon was employed by Century Acceptance Corporation in Kansas City, Missouri, last holding the position of Finance Supervisor. In this capacity he was directly responsible for day-to-day operations of as many as nine consumer finance offices in three states with an installment notes receivable portfolio of over $30,000,000, and he was the principal buyer of bulk installment notes receivable.

      Michael D. Riordon joined the Company in September 1990 as a franchise sales representative and has served as the Director of Franchise Sales since September of 1991. From 1989 until 1990, he served as Vice President of Marketing for Phoenix Computer Corporation, a computer hardware reseller. From 1987 until 1989, he served as Vice President of Sales for Spacecoast Resources, Inc., a company engaged in the sale and distribution of computer hardware and software. From 1983 until 1987, he served as a sales representative for AFAR Corporation and Southeast Integrated Health Resources, Inc., both in the computer industry. From 1975 until 1984, he served as Sales Manager for Southern Marketing, a company which presells cemetery plots nationwide.

      W. Keith Schilit has served as a director of the Company since December 1992. Dr. Schilit is a professor of management and the Director of the Program in Entrepreneurship at the University of South Florida, Tampa, Florida, having served on the faculty of the University since 1985. Dr Schilit, who holds an MBA and Ph.D. in strategic planning, is also an author, consultant and lecturer. He has been the principal owner of Catalyst Ventures (and its predecessors), a business consulting firm, since before 1982. From 1982 until 1985, he was on the faculty of Syracuse University. From 1979 until 1982, he was on the faculty of University of Maryland. He also is a director of Chico's FAS, Inc. and ASM Fund, Inc.

      Patrick J. McEnany has served as a director of the Company since April 1988. He was a founder of Maidstone Capital, Inc., which reorganized with the Company's predecessors in 1988. Since May 1990, he has served as President and CEO of Royce Laboratories, Inc., a manufacturer of generic drugs. He has served as President of Equisource Capital, Inc., a consulting company, since 1984. From 1973 until 1985, he was the President, Chief Executive Officer and Chief Financial Officer of Zenex Synthetic Lubricants, Inc. In 1985 Zenex merged into Home Intensive Care, Inc., a corporation involved in the health care industry, where he served as a director and chairman of the audit committee until that company was acquired by W. R. Grace Corporation in 1995.

      Joseph J. Wozniak has served as a director of the Company since April 1988 and as a director of a predecessor company since 1983. He has been an independent investor since 1978. From 1969 until 1978 he served as Senior Vice President and Treasurer of General Construction Company. He is an officer and a director of Big Brothers of King County, Seattle, Washington.

      None of the Company's executive officers and directors are related to one another. Officers are elected by and serve at the discretion of the Board of Directors.


                               LEGAL PROCEEDINGS

      The Company is engaged from time to time as plaintiff in small claims court litigation relating to collection of returned checks and other litigation to protect its service marks; however, such litigation has not historically had any material effect on the Company's financial condition and results of operations. Were the Company's franchise network to expand, it is reasonably possible that the Company would be engaged in litigation with one or more of its franchisees from time to time.

      The Company, through its wholly owned subsidiary, was previously involved in litigation against a former employee of Check-X-Change. The former employee had made five separate claims against Check-X-Change related to breach of contract and untimely payment or non-payment of compensation, several of which overlapped and were not independent actions for separate damages. Arbitration of these claims was completed during July

1995 and damages for certain of the claims awarded. The damages awarded had no material adverse impact on the Company's financial position.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      Representatives of Grant Thornton, the Company's firm of independent certified public accountants, are expected to be present at the Special Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are anticipated to be available to respond to appropriate questions.


                             SHAREHOLDER PROPOSALS

      Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, shareholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of shareholders of the Company, which will occur only if the Merger is not consummated before the date set for such meeting, by submitting their proposals to the Company in a timely manner. The Company's proxy statement relating to the 1994 annual meeting of shareholders of the Company had indicated that, in order to be considered for the 1995 annual meeting of shareholders of the Company, shareholder proposals must have been received by the Company no later than March 13, 1995. However, because such meeting has been postponed until an as yet undetermined date, shareholder proposals to be considered at the next annual meeting of shareholders of the Company (if such meeting takes place) may be submitted at any reasonable time prior to the commencement of solicitation of proxies in connection with such meeting.

                         INDEX TO FINANCIAL STATEMENTS



            Financial Statement                              Page
  --------------------------------------------------        ----
  Interim Unaudited Consolidated Balance Sheets
  as of September 30, 1995 and December 31, 1994

  Interim Unaudited Consolidated Statements of Income for the three months and nine months ended
  September 30, 1995 and September 30, 1994

  Interim Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 1995 and September 30, 1994

  Notes to Interim Unaudited Consolidated Financial
  Statements

  Report of Independent Certified Public Accountants

  Consolidated Balance Sheets as of December 31, 1994
  and 1993

  Consolidated Statements of Income for the years ended
  December 31, 1994 and 1993

  Consolidated Statements of Changes in Stockholders'
  Equity for the years ended December 31, 1994 and 1993

  Consolidated Statement of Cash Flows for the two years ended December 31, 1994 and 1993

  Notes to Consolidated Financial Statements


               Report of Independent Certified Public Accountants





Board of Directors
Check Express, Inc.


We have audited the accompanying consolidated balance sheets of Check Express, Inc. and Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 1994. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Check Express, Inc. and subsidiaries at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the two years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP





Tampa, Florida
April 7, 1995

              CHECK EXPRESS, INC. AND SUBSIDIARIES
          INTERIM UNAUDITED CONSOLIDATED BALANCE SHEETS

                                                                                            September 30,             December 31,
                                                                                            -------------             ------------
                                                                                                1995                      1994
                                                                                            -------------             ------------
ASSETS
CURRENT ASSETS
  Cash                                                                                      $  1,547,436              $  1,539,527
  Accounts receivable, net                                                                       927,160                   634,945
  Installment notes receivable, net                                                            1,257,778                   753,472
  Notes receivable                                                                                91,815                    73,977
  Recoverable income taxes                                                                        23,107                    41,334
  Prepaid expenses and other current assets                                                      318,162                   389,287
                                                                                            ------------              ------------
     Total current assets                                                                      4,165,458                 3,432,542
  Notes receivable                                                                               894,837                   953,099
  Property and equipment, net                                                                  1,619,664                 1,652,499
  Accounts receivable, net                                                                       122,500                   122,500
  Installment notes receivable, net                                                            1,434,179                   825,418
  Intangibles, net                                                                             2,209,321                 2,906,695
  Other assets, net                                                                              160,841                   133,102
                                                                                            ------------              ------------
     Total assets                                                                           $ 10,606,800              $ 10,025,855

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Notes payable to banks                                                                    $  1,317,858              $  1,280,000
  Notes payable other                                                                               -                      338,944
  Current maturities of capital lease obligations                                                 23,711                    35,118
  Current maturities of senior long term debt                                                    413,533                   159,031
  Current maturities of subordinated long term debt                                              223,870                   298,880
  Accounts payable                                                                               326,634                   197,942
  Unredeemed money orders                                                                      1,394,675                   968,195
  Income taxes payable                                                                              -                         -
  Other liabilities                                                                              281,641                   296,898
  Unearned income                                                                                113,823                    39,911
                                                                                            ------------              ------------
       Total current liabilities                                                               4,095,745                 3,614,919
  Capital lease obligations                                                                       48,210                    65,880
  Senior long term debt                                                                        1,189,700                 1,078,874
  Subordinated long term debt                                                                    727,766                   799,342
  Unearned income                                                                                193,500                   193,500
  Accrued franchise commissions                                                                   24,750                    24,750
  Deferred income taxes                                                                          174,834                   173,708
                                                                                            ------------              ------------
     Total liabilities                                                                         6,454,505                 5,950,973
                                                                                            ------------              ------------

COMMITMENTS & CONTINGENCY                                                                           -                         -

STOCKHOLDERS' EQUITY
  Common stock - authorized, 10,000,000 shares, $.004 par value;
    5,060,982 and 4,973,503 shares issued and  outstanding at
    September 30, 1995 and December 31, 1994, respectively                                        20,244                    19,894
  Additional paid-in-capital                                                                   3,698,370                 3,653,903
  Retained earnings                                                                              433,681                   401,085
                                                                                            ------------              ------------
     Total stockholders' equity                                                                4,152,295                 4,074,882
                                                                                            ------------              ------------
     Total liabilities and stockholders' equity                                             $ 10,606,800              $ 10,025,855
                                                                                            ============              ============


The accompanying Notes to Interim Unaudited Consolidated Financial Statements are an integral part of these consolidated financial statements.

              CHECK EXPRESS, INC. AND SUBSIDIARIES
       INTERIM UNAUDITED CONSOLIDATED STATEMENTS OF INCOME


                                                            Three Months Ended September 30,        Nine Months Ended September 30,
                                                            --------------------------------        -------------------------------
                                                                1995                1994                1995                1994
                                                            ------------        ------------        ------------        -----------
                                                                                  RESTATED                                RESTATED
                                                                                ------------                            -----------
REVENUES:
  Check cashing service fees                                $  1,195,266        $  1,435,721        $  3,777,450        $  4,129,097
  Franchise fees                                                 152,055              42,650             293,055             154,450
  Franchise royalties                                            362,934             339,318           1,082,431             982,856
  Finance revenues                                               207,427              93,008             608,004             211,368
  Other revenues                                                 (22,722)             20,033             253,426              56,668
                                                            ------------        ------------        ------------        ------------
     Total revenues                                            1,894,960           1,930,730           6,014,366           5,534,439

EXPENSES:
  Store expenses (includes $78,775, $89,525,
   $230,009 and $238,664, respectively, of
   depreciation and amortization)                              1,193,404           1,341,729           3,669,390           3,703,066
  Franchise expenses (includes $20,109, $25,702,
   $60,432 and $76,169, respectively, of depreciation
   and amortization)                                             501,187             362,012           1,259,009             829,087
  Finance expenses (includes $637, $622, $1,912 and
    $1,868, respectively, of depreciation and
    amortization)                                                 83,276              51,458             195,969             120,315
  Headquarters expenses (includes $19,287, $21,897,
    $58,557 and $44,689, respectively, of depreciation
    and amortization)                                            150,466             196,424             506,010             551,855
  Interest expense                                               111,434              78,741             318,796             172,797
                                                            ------------        ------------        ------------        ------------
     Total expenses                                            2,039,767           2,030,364           5,949,174           5,377,120
                                                            ------------        ------------        ------------        ------------

  Income (loss) before income taxes                             (144,807)            (99,634)             65,192             157,319

  Income taxes (benefit)                                         (72,623)            (50,835)             32,596              64,794
                                                            ------------        ------------        ------------        ------------

  Net income (loss)                                         $    (72,184)       $    (48,799)       $     32,596        $     92,525
                                                            ============        ============        ============        ============

  Earnings per share                                        $       (.01)       $       (.01)       $        .01        $        .02
                                                            ============        ============        ============        ============

  Weighted average number of shares of common
   stock outstanding                                           5,060,982           4,815,976           5,019,970           4,806,597
                                                            ============        ============        ============        ============



The accompanying Notes to Interim Unaudited Consolidated Financial Statements are an integral part of these consolidated financial statements.

                     CHECK EXPRESS, INC. AND SUBSIDIARIES
           INTERIM UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 Nine Months Ended September 30,
                                                                                               -----------------------------------
                                                                                                    1995                  1994
                                                                                               -------------         -------------
                                                                                                                        RESTATED
                                                                                                                     -------------
Cash flows from operating activities:
       Net income                                                                              $      32,596         $      92,525
       Adjustments to reconcile net income to net cash
        provided by (used in) operating activities:
         Depreciation and amortization                                                               350,910               361,391
         Provision for losses on receivables                                                          48,459                23,091
         Deferred income taxes                                                                         1,126                75,426
         (Gain) loss on sale of assets                                                              (257,292)              (53,923)
         (Income) loss from joint venture on equity method                                           (29,574)                 -
       Changes in assets and liabilities (exclusive of
        net assets acquired and disposed)
         (Increase) decrease in:
          Accounts receivable                                                                       (292,215)               66,607
          Recoverable income taxes                                                                    18,227                16,351
          Prepaid expenses and other current assets                                                   92,376              (182,336)
          Other assets                                                                               (35,233)              (36,214)
         Increase (decrease) in:
          Accounts payable                                                                           128,692               (47,398)
          Unredeemed money orders                                                                    426,480                50,671
          Income taxes payable                                                                          -                     -
          Other liabilities                                                                          (15,257)               83,105
          Unearned income                                                                             73,912                43,761
                                                                                               -------------         -------------
           Net cash provided by (used in) operating activities                                       543,207               493,057
                                                                                               -------------         -------------

Cash flows from investing activities:
        Installment notes receivable, net                                                         (1,161,526)           (1,078,313)
        Notes receivable                                                                              40,424                 7,449
        Capital expenditures                                                                        (350,774)             (691,156)
        Cash distributions received from joint venture under equity method                            10,850                  -
        Net cash received (paid) for entities acquired and disposed                                  992,332            (1,233,636)
                                                                                               -------------         -------------
           Net cash (used in) provided by investing activities                                      (468,694)           (2,995,656)
                                                                                               -------------         -------------

Cash flows from financing activities:
        Borrowings under notes payable banks                                                       1,450,410               900,000
        Repayment of notes payable to banks                                                       (1,412,552)                 -
        Borrowings under notes payable other                                                         150,000               245,000
        Repayment of notes payable other                                                            (488,944)             (106,156)
        Borrowings under long term debt                                                              500,000               955,000
        Repayment of borrowings under long term debt                                                (281,258)             (206,509)
        Repayment of borrowings under capital lease agreements                                       (29,077)              (28,911)
        Proceeds from issuances of common stock for
         exercise of stock options                                                                    44,817                69,862
                                                                                               -------------         -------------
           Net cash (used for) provided by financing activities                                      (66,604)            1,828,286
                                                                                               -------------         -------------

Net increase (decrease) in cash                                                                        7,909              (674,313)
Cash at beginning of period                                                                        1,539,527             2,630,521
                                                                                               -------------         -------------
Cash at end of period                                                                          $   1,547,436         $   1,956,208
                                                                                               =============         =============


The accompanying Notes to Interim Unaudited Consolidated Financial Statements are an integral part of these consolidated financial statements.

                     CHECK EXPRESS, INC. AND SUBSIDIARIES
           INTERIM UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                          Nine Months Ended September 30,
                                                                                         ---------------------------------
                                                                                             1995                 1994
                                                                                         ------------         ------------
Supplemental disclosures of cash flow information:
      Cash paid during the period for:
       Income taxes                                                                      $     24,910         $      4,800
       Interest                                                                          $    309,455         $    178,424

Non-cash financing and investing activities:

In January 1994, the Company acquired two check cashing money centers in the Tampa, Florida market from a Check Express USA, Inc. franchisee for a total of $50,000 in cash and a note payable of $160,000.

In February 1994, the Company acquired all the outstanding common stock of Peterlyn, Inc., a Washington corporation, which owned and operated four check cashing money centers in the Seattle/Tacoma, Washington market under franchise agreements with Check Express USA, Inc. The total consideration given was $488,465 in cash and a note payable of $89,725.

In May 1994, the Company purchased three check cashing money centers in Stockton, California for $250,000 in cash and a note payable of $225,000.

In July 1994, the Company purchased two check cashing money centers in Modesto, California from a Check-X-Change franchisee for $100,000 in cash and a note payable of $40,144.

In August 1994, the Company acquired three check cashing money centers in Tacoma, Washington for $100,000 in cash and a note payable of $500,000.

In September 1994, the Company acquired a food stamp distribution services operation in Stockton, California for a note payable of $72,869.

In April 1994, the Company sold the non-cash assets of the check cashing money center in Atlanta, Georgia, acquired in November 1993, plus $60,000 in cash to an unrelated third party for a note receivable of $280,000.

In July 1994, the Company sold all the non-cash assets of a check cashing money center in Portland, Oregon for $40,000 in cash.

In August 1994, the Company sold all the non-cash assets, except for land and a building, of two check cashing money centers in Charleston, South Carolina to a Check Express USA, Inc. franchisee for $50,000 in cash and a note receivable of $100,000.

In October 1994, the Company sold all the non-cash assets of two check cashing money centers in West Palm Beach, Florida, plus $120,000 in cash, to a former employee for a note receivable of $650,000.

In January 1995, the Company sold substantially all the non-cash assets of five check cashing money centers in Stockton and Modesto, California, to an unrelated third party for $1,010,232. See note 3.







The accompanying Notes to Interim Unaudited Consolidated Financial Statements are an integral part of these consolidated financial statements.

                     CHECK EXPRESS, INC. AND SUBSIDIARIES
         NOTES TO INTERIM UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND BUSINESS

Check Express, Inc. (the "Company"),a publicly-held company (NASDAQ symbol "CHXS"), is a financial services company which through its wholly-owned subsidiaries owns, operates and franchises retail money centers and provides small consumer loans and used vehicle loans to individuals who generally do not qualify for traditional sources of financing. The Company owns and operates stores in Florida, Washington, and Indiana and has franchise stores operating in 26 states.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The interim unaudited consolidated financial statements of the Company at September 30, 1995, and for the periods then ended were prepared in accordance with generally accepted accounting principles and in accordance with the instructions of Form 10-QSB. It is the opinion of management that all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the financial position at September 30, 1995, and the results of
operations and cash flows for the periods then ended, have been included.   The
September 30, 1994 financial position, results of operations and cash flows for the periods then ended have been restated for the effects of adjustments made in the fourth quarter 1994 which also affected the third quarter 1994. These fourth quarter 1994 adjustments and their respective effects on the periods ended September 30, 1994 are described further as follows.

The Company expensed a finders fee to an employee of $61,000 related to a 1994 acquisition which had previously been inadvertently capitalized in the period ended September 30, 1994. The adjustment reduced net income in periods ended September 30, 1994 by $30,500 ($0.01 per share).

The Company also reduced finance revenues for the periods ended September 30, 1994, by $59,000, as a result of the discovery of a system error in recording early payoffs of certain auto loans. The adjustment reduced net income for the periods ended September 30, 1994 by $29,500 ($0.01 per share).

Principles of Consolidation

The interim unaudited consolidated financial statements include the accounts of the Company and its subsidiaries. All subsidiaries are wholly owned. All significant intercompany transactions and balances have been eliminated in consolidation. The Company has a fifty percent interest in a joint venture which is accounted for under the equity method.

Franchise Fees Receivable

Management continuously monitors the franchisee's performance and if the current facts and circumstances indicate that there now exists a degree of uncertainty about the franchisee's ability to open a future store(s) or to pay fees due the Company, then an appropriate allowance is established to provide for possible uncollectible amounts.

At September 30, 1995 and December 31, 1994, accounts receivable (net) from franchisees and the related accrued commissions (not payable until the account is collected) are as follows:

                                                                September 30,           December 31,
                                                                    1995                    1994
                                                                ------------            ------------
          Accounts receivable                                   $    448,712            $    478,617
          Allowance for doubtful accounts                             25,000                  25,000
                                                                ------------            ------------
                                                                $    423,712            $    453,617
                                                                ============            ============

          Current, net of allowance for
            doubtful accounts of $0 and
            $0, respectively                                    $    301,212            $    331,117
          Long-term, net of allowance for
            doubtful accounts of $25,000
            and $25,000, respectively                                122,500                 122,500
                                                                ------------            ------------
                                                                $    423,712            $    453,617
                                                                ============            ============
          Unearned income:
            Current                                             $    109,945            $     36,500
            Long term                                                193,500                 193,500
                                                                ------------            ------------
                                                                $    303,445            $    230,000
                                                                ============            ============

          Accrued Commissions (net)                             $     26,125            $      8,220
                                                                ============            ============

The long term accounts receivable are non-interest bearing. Any discount factor is not considered material to the financial statements. The unearned income balances represent cash payments received under franchise agreements prior to the earnings process being completed and/or amounts recorded with a comparable account receivable recorded to reflect the terms of existing contracts in the balance sheet.

Also included in the Company's accounts receivable balances as of September 30, 1995 and December 31, 1994, are three receivables totaling $52,000 related to and securitized by legal judements awarded to Check-X-Change Corporation. These judgments were existing at the time of the acquisition of Check-X-Change Corporation, and the Company believes these receivables are fully collectible.

Installment Notes Receivable

Balances related to the Company's installment notes receivable as of September 30, 1995 and December 31, 1994 were as follows:

                                                               September 30,             December 31,
                                                                    1995                     1994
                                                               -------------            -------------
          Gross balances:
            Consumer loans                                     $      35,097            $     122,739
            Auto loans                                             3,930,314                2,211,581
                                                               -------------            -------------
                                                                   3,965,411                2,334,320
          Unearned Discount                                       (1,210,236)                (734,298)
                                                               -------------            -------------
            Net before reserve for losses                          2,755,175                1,600,022
          Reserve for losses                                         (63,218)                 (21,132)
                                                               -------------            -------------
            Installment notes receivable, net                  $   2,691,957            $   1,578,890
                                                               =============            =============

Reserve for losses on these contracts is currently being recorded at a level to provide six percent of the balance outstanding for the consumer loans and one percent of the net balance outstanding for the auto loans. These percentages have been determined to be reasonable based on small finance company industry levels as adjusted for the Company's historical experience to date (the finance company operation began in the fourth quarter 1993). The Company has several protective mechanisms in place with respect to each type of installment note receivable, including non-file insurance relative to the consumer loans and recourse arrangements with the dealers on the auto loans. Loan origination costs, if any, are not significant and are expensed when incurred.

Approximately $20,000 of the increase in the provision for loan losses is due to reserves established for losses anticipated related to installment notes receivable purchased from a used automobile dealer, who has recently experienced financial difficulties and, as a result, gone out of business. As of October 31, 1995, the Company has thirty eight active accounts purchased from this dealer, with an aggregate balance due net of unearned discount of approximately $65,000, approximately $56,000 of which is contractually current within 30 days on their payments due. As of the same date, the Company has ten accounts from this dealer currently in repossession, such accounts having a balance due net of unearned discounts of approximately $18,000. One of the other two dealers with which the Company does business is assisting in repossessing and either retailing or selling at auction the automobiles underlying any of these installment notes receivable which are or may become non-performing. The total balance due net of unearned discount from the forty eight accounts purchased from this dealer is approximately $83,000, or 3% of the Company's total installment notes receivable as of September 30, 1995 of $2,692,000 and 132% of the reserve for doubtful accounts of $63,000 established as of September 30, 1995.

Earnings per Share

Earnings per share (EPS) for the periods ended September 30, 1995 and 1994 are based on the weighted average number of common shares outstanding during the periods since the amounts calculated using the modified treasury stock method were anti-dilutive in the aggregate for both the primary and fully diluted earnings per calculations.

The Company has warrants outstanding issued in connection with the Company's public offering of Units in 1993. Each Unit consisted of four shares of Common Stock and two Warrants. Each Warrant entitles the holder thereof to purchase one share of Common Stock at the stated exercise price of $3.00 per share. The terms of each Warrant are governed by a Warrant Agreement and a Warrant Certificate. These Warrants had an original Expiration Date of June 24, 1995. However, the Company's Board of Directors approved the extension of this Expiration Date until December 31, 1996, but has not extended the Company's registration obligation relating to the shares of common stock underlying the Warrants except as to any period of time during which the Warrants are and have been "in the money" for not less than thirty calendar days.

NOTE 3 - ACQUISITIONS AND DISPOSITIONS

In August 1994, the Company purchased three stores in Tacoma, Washington for a total consideration of $600,000, $100,000 in cash and $500,000 in a twelve year subordinated note at 12% interest with monthly principal and interest payments.

This transaction has been accounted for as a purchase in accordance with APB No. 16 "Business Combinations". Accordingly, the results of the acquired company's operations have been included herein since the effective date of the acquisition. The following are pro forma results of operations for the nine months ended September 30, 1994 assuming the transaction was effective as of January 1, 1994.

                                                                                     Unaudited
                                                                      -------------------------------------
                                                                       Three Months            Nine Months
                                                                           Ended                  Ended
                                                                       September 30,          September 30,
                                                                           1994                   1994
                                                                      -------------           -------------
          Revenues                                                     $  2,011,566           $   5,938,619
          Income before income taxes                                        (85,634)                227,320
          Net income                                                        (39,359)                139,723
          Earnings per share                                                   (.01)                    .03

In May 1994, the Company purchased three stores in Stockton, California for a total consideration of $475,000, $250,000 in cash and $225,000 in a five year subordinated note at 8% interest per annum, with monthly principal and interest payments.

In July 1994, the Company purchased two stores in Modesto, California from a Check-X-Change franchisee for a total consideration of $150,000, $100,000 in cash and $50,000 in an unsecured, non-interest bearing promissory note payable in equal monthly installments.

In September 1994, the Company purchased a food stamp distribution operation in Stockton, California for a total compensation of $82,500 in the form of a forty-two month, non-interest bearing promissory note payable. Monthly payments of $4,750 for the first six months commencing in September 1994 and $1,500 for the thirty-six months thereafter are contingent upon the continuation of an extension or renewal of the underlying Services Agreement assigned to and assumed by the Company in this transaction.

The transactions described in the three preceding paragraphs were accounted for as purchases under APB No. 16 "Business Combinations" and the results of their operations subsequent to their acquisition have been included herein. Pro forma information is not presented herein as such data is not considered material to the financial statements.

During 1995 and 1994, no portion of excess purchase price has been allocated to customer lists as management's estimate of the value of such assets related to these particular operations is insignificant. In prior years, some amounts were identified as allocable to customer lists in conjunction with recording certain acquisitions.

In April 1994, the Company sold to an unrelated third party all the non-cash assets, plus cash of approximately $60,000, of the Atlanta, Georgia. The consideration received was a $280,000 note, principal and interest at 9% per annum payable monthly, with the unpaid balance due March 31, 1997. The consideration received was greater than the carrying value of the assets sold.

In July 1994, the Company sold all of the non-cash assets of a store in Portland, Oregon for $40,000 cash. This store was previously acquired as part of the acquisition of Check-X-Change.

In August 1994, the Company sold all of the non-cash assets, except for land and a building, of two stores in Charleston, South Carolina to a Check Express franchisee for a total consideration of $150,000, $50,000 in cash and $100,000 in a five year note at 9% with monthly principal and interest payments. The building is being leased to the franchisee.

Effective October 1, 1994, the Company sold all of the non-cash assets, plus cash of $120,000, of two stores in the West Palm Beach, Florida market to the Galleon Corporation, the principal shareholder of which is a former employee of the Company, under a Check Express USA, Inc. franchise agreement. The consideration received was a $650,000 note, principal and interest at 8.75% per annum payable monthly beginning in February 1995, with interest compounded monthly from the date of the note, October 1, 1994. In connection with the sale of these stores, the Company has unconditionally guaranteed to pay any and all claims of Western Union Financial Services, Inc. in connection with the day to day operation of these stores as it pertains to Western Union Money Transfer Drafts until December 31, 1995. The amounts of such drafts outstanding and guaranteed by the Company at September 30, 1995 and December 31, 1994 were $46,280 and $18,917, respectively.

Effective January 31, 1995, the Company sold substantially all the non-cash assets of five check cashing stores located in Stockton and Modesto, California to California Check Cashing Stores, Inc., an unrelated California corporation, for $1,010,232 in cash. These stores, which were acquired during 1994 in two separate acquisition transactions, represented approximately nine percent (unaudited) of the Company's revenues for 1994, and eight percent (unaudited) of the Company's total assets. The sale of these five stores resulted in a gain of approximately $290,000 (unaudited), before income taxes, recorded by the Company in the first quarter 1995.

NOTE 4 - INCOME TAXES

The Company has estimated its effective tax rate for 1995 at approximately 50%. The significant differences between the statutory rate of 34% and this estimated rate are state income taxes, net of federal income tax benefit, and the effects of goodwill amortization related to acquisitions structured as non- taxable reorganizations which is non-deductible for federal income taxes.

NOTE 5 - BORROWINGS

Effective August 31, 1995, the Company converted the two revolving lines of credit totaling $750,000, provided by the Company's primary bank, into a thirteen month term loan of $650,000. This term loan bears interest at 11.5% per annum and requires a monthly principal and interest payment of $49,835.
This loan is collateralized specifically by certain installment notes receivable of the Company's wholly owned subsidiary, Check Express Finance, Inc., is cross-collateralized with all other debt provided by the Company's primary bank by substantially all the assets of the Company, and is personally guaranteed by the Company's President and CEO.

The cumulative amount remaining due as of September 30, 1995 under the three term loans with the Company's primary bank was $1,560,000.

The Company has obtained a series of three year term notes payable to another bank, $500,000 in December 1994, $400,000 in April 1995, $200,000 in June 1995,
and $114,000 in October 1995, collateralized by certain installment notes receivable of the Company's wholly owned subsidiary, Check Express Finance, Inc. and personally guaranteed the Company's President and CEO. The first three notes payable bear interest at variable interest rates ranging from 10.625% per annum to 11.125%, to be adjusted annually, with the October 1995 note bearing
interest at a fixed rate of 11.125% per annum.   These four notes payable
require an aggregate minimum monthly principal and interest payment totaling $47,027. The Company has made additional principal payments on these notes each month to the extent that collections on the underlying installment notes receivable collateralizing the notes payable have exceeded the aggregate minimum monthly principal and interest payment on the then outstanding notes payable to the bank. The cumulative amount remaining due under the three term notes payable outstanding as of September 30, 1995 was $468,000.

Also effective August 31, 1995, the Company and its wholly owned subsidiary, Check Express Finance, Inc., entered into a $500,000 revolving credit agreement with another bank, and obtained an initial advance thereunder of $500,000 under a two year term note payable collateralized by certain installment notes receivable of Check Express Finance, Inc. This term note payable bears interest at a fixed rate of 10.75% per annum and requires a minimum monthly interest and principal payment of $23,246. Additional principal payments will be made monthly, as a result of early pay-downs or payoffs of installment notes receivable collateralizing the loan, to the extent the Borrowing Base calculated under the terms of the credit agreement and based on the balances of the installment notes receivable outstanding at each month end is less than the principal balance of the term note payable. Check Express Finance, Inc. may request subsequent advances, in minimum increments of $100,000, to the extent that the revolving credit facility of $500,000 is not fully accessed. The Company and the Company's President and CEO have provided guarantees to the bank regarding this term note payable.

The Company converted $82,000 of the $108,000 outstanding as of September 30, 1995, of its 11% per annum unsecured notes payable which had balloon payments due November 1, 1995, to term notes with the same monthly payments of principal and interest until the balances are liquidated, October 1, 1997.

NOTE 6 - COMMITMENTS

The Company is engaged from time to time as plaintiff in small claims court litigation relating to collection of returned checks and other litigation to protect its service marks; however, such litigation has not historically had any material effect on the Company's financial condition and results of operations. As the Company's franchise network expands, it is reasonably possible that the Company will be engaged in litigation with one or more of its franchisees from time to time.

The Company, through its wholly owned subsidiary, was previously involved in litigation against a former employee of Check-X-Change. The former employee had made five separate claims against Check-X-Change related to breach of contract and untimely or non-payment of compensation, several of which overlapped and were not independent actions for separate damages. Arbitration of these claims was completed during July 1995 and damages for certain of the claims awarded. The damages awarded had no material adverse impact on the Company's financial position.

NOTE 7 - SUBSEQUENT EVENTS


On October 16, 1995, the Company and Ace Cash Express, Inc. (NASDAQ: AACE) ("Ace") announced they had signed a definitive agreement for the purchase by Ace of all the outstanding stock of Check Express, Inc. for $1.20 per share in cash ("the Merger Agreement"). Completion of the transaction ("the Merger") is subject to due diligence by Ace and subject to approval by the shareholders of Check Express. A date for the Check Express shareholders meeting will be announced upon completion of due diligence and review of proxy materials by the Securities and Exchange Commission ("the SEC"). The Company has capitalized costs of $38,000 incurred during the quarterly period ended September 30, 1995, in connection with reaching this definitive agreement.

                      CHECK EXPRESS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                                                              December 31,
                                                                                 -------------------------------------
ASSETS                                                                                1994                    1993
------                                                                           -------------            ------------
CURRENT ASSETS
  Cash                                                                           $  1,539,527             $ 2,630,521
  Accounts receivable, net                                                            634,945                 559,805
  Installment notes receivable, net                                                   753,472                  93,116
  Notes receivable                                                                     73,977                    -
  Recoverable income taxes                                                             41,334                  75,960
  Prepaid expenses and other current assets                                           389,287                 170,732
                                                                                 ------------             -----------
    Total current assets                                                            3,432,542               3,530,134
  Notes receivable                                                                    953,099                    -
  Property and equipment, net                                                       1,652,499               1,129,244
  Accounts receivable, net                                                            122,500                 172,000
  Installment notes receivable, net                                                   825,418                    -
  Intangibles, net                                                                  2,906,695               1,734,394
  Other assets, net                                                                   133,102                  65,125
                                                                                 ------------             -----------
                                                                                 $ 10,025,855             $ 6,630,897
                                                                                 ============             ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
  Notes payable to banks                                                         $  1,280,000             $      -
  Notes payable other                                                                 338,944                  95,506
  Current maturities of capital lease
    obligations                                                                        35,118                  33,165
  Current maturities of senior long term debt                                         159,031                  65,209
  Current maturities of subordinated long term debt                                   298,880                  55,651
  Accounts payable                                                                    197,942                 293,141
  Unredeemed money orders                                                             968,195                 849,891
  Unearned income                                                                      39,911                  81,701
  Franchisee conversion costs                                                            -                    190,000
  Other liabilities                                                                   296,898                 139,025
                                                                                 ------------             -----------
       Total current liabilities                                                    3,614,919               1,803,289
  Capital lease obligations                                                            65,880                  37,635
  Senior long term debt                                                             1,078,874                 368,973
  Subordinated long term debt                                                         799,342                 191,387
  Unearned income                                                                     193,500                 118,000
  Accrued franchise commissions                                                        24,750                  15,700
  Deferred income taxes                                                               173,708                  94,536
                                                                                 ------------             -----------
                                                                                    5,950,973               2,629,520
                                                                                 ------------             -----------
COMMITMENTS & CONTINGENCY                                                                -                       -

STOCKHOLDERS' EQUITY
  Common stock - authorized, 10,000,000
     shares, $.004 par value; 4,973,503
     and 4,788,503 shares issued and
     outstanding at December 31, 1994
     and 1993                                                                          19,894                  19,154
  Additional paid-in-capital                                                        3,653,903               3,581,605
  Retained earnings                                                                   401,085                 400,618
                                                                                 ------------             -----------
     Total stockholders' equity                                                     4,074,882               4,001,377
                                                                                 ------------             -----------
                                                                                 $ 10,025,855             $ 6,630,897
                                                                                 ============             ===========





          The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

                      CHECK EXPRESS, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME


                                                                                          Year Ended December 31,
                                                                                   -------------------------------------
                                                                                       1994                      1993
                                                                                   -----------               -----------
REVENUES:
  Check cashing service fees                                                       $ 5,654,393               $ 3,239,750
  Franchise fees                                                                       183,000                   425,232
  Franchise royalties                                                                1,337,684                   528,790
  Finance revenues                                                                     322,776                    11,268
   Other revenues                                                                       34,766                    62,525
                                                                                   -----------               -----------
     Total revenues                                                                  7,532,619                 4,267,565

EXPENSES:
  Store Expenses (includes $319,891 and $243,572,
    respectively, of depreciation and amortization)                                  4,888,311                 2,685,328
  Franchise expenses (includes $65,693 and $27,028,
    respectively, of depreciation and amortization)                                  1,240,589                   772,453
  Finance expenses (includes $2,315 and $255,
    respectively, of depreciation and amortization)                                    168,174                    25,947
  Headquarters expenses (includes $60,505 and $33,566,
    respectively, of depreciation and amortization)                                    887,902                   521,902
  Interest expense                                                                     281,001                   131,241
                                                                                   -----------                ----------
     Total expenses                                                                  7,465,977                 4,136,871
                                                                                   -----------                ----------

  Income before income taxes                                                            66,642                   130,694

  Income taxes                                                                          66,175                    65,114
                                                                                   -----------               -----------

  Net income                                                                       $       467               $    65,580
                                                                                   ===========               ===========


  Earnings per share                                                               $       .00               $       .02
                                                                                   ===========               ===========

  Weighted average number of shares of common stock
   outstanding                                                                       4,864,832                 3,284,774
                                                                                   ===========               ===========





          The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

                      CHECK EXPRESS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CHANGES IN
                              STOCKHOLDERS' EQUITY

                                                                               Additional
                                                        Common                   paid-in                     Retained
                                                        stock                    capital                     Earnings
                                                        -----                  ----------                    --------
Balance at December 31, 1992                            $  8,670               $   713,194                   $ 335,038

  Issuance of units in secondary
   public offering, net of expenses
   of offering                                             8,004                 2,206,572

  Issuance of common stock
   through exercise of
   outstanding warrants                                      200                    18,550

  Issuance of common stock in
   conjunction with acquisitions                           2,280                   643,289

  Net income                                                                                                    65,580
                                                        --------               -----------                   ---------

Balance at December 31, 1993                              19,154                 3,581,605                     400,618

  Issuance of common stock
   through exercise of
   outstanding warrants and
   stock options                                             740                    72,298

  Net income                                                                                                       467
                                                        --------               -----------                   ---------

Balance at December 31, 1994                            $ 19,894               $ 3,653,903                   $ 401,085
                                                        ========               ===========                   =========





          The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

                      CHECK EXPRESS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                       For the Year Ended December 31,
                                                                                 ------------------------------------------
                                                                                     1994                          1993
                                                                                 ------------                  ------------
Cash flows from operating activities:
  Net income                                                                      $       467                   $   65,580
  Adjustments to reconcile net income
  to net cash provided by (used in)
  operating activities:
     Depreciation and amortization                                                    448,404                      304,422
     Provision for losses on receivables                                         (     11,629)                      11,901
     Deferred income taxes                                                             75,426                       50,570
      (Gain) loss on sale of assets                                              (     51,997)                        -
Changes in assets and liabilities (exclusive of
 net assets acquired and disposed)
   (Increase) decrease in:
      Accounts receivable                                                        (     42,604)                 (   242,841)
      Recoverable income taxes                                                         34,626                  (    75,960)
      Prepaid expenses and other current assets                                  (    206,196)                 (    40,499)
      Other assets                                                               (     67,256)                 (    16,262)
  Increase (decrease) in:
      Accounts payable                                                           (    230,150)                 (   190,417)
      Unredeemed money orders                                                         118,304                       99,850
      Unearned income                                                                  33,710                      120,701
      Other liabilities                                                                95,678                  (   129,437)
      Income taxes payable                                                               -                     (    30,547)
                                                                                  -----------                   ----------
       Net cash provided by (used in)
        operating activities                                                          196,783                  (    72,939)
                                                                                  -----------                   ----------

Cash flows from investing activities:
 Installment notes receivable, net                                               (  1,489,648)                 (    98,017)
 Notes receivable                                                                      17,247                         -
Capital expenditures                                                             (    763,051)                 (   291,868)
 Investment in joint venture limited partnership                                 (      1,000)                        -
 Net cash paid for entities acquired and disposed                                (  1,170,210)                 (   375,703)
                                                                                  -----------                   ----------
       Cash used in investing activities                                         (  3,406,662)                 (   765,588)
                                                                                  -----------                   ----------

Cash flows from financing activities:
 Borrowings under notes payable to banks                                            1,280,000                         -
 Borrowings under notes payable other                                                 637,380                         -
 Repayment of notes payable other                                                (    483,668)                 (    59,494)
 Borrowings under long term debt                                                      955,000                      376,000
 Repayment of borrowings under long term debt                                    (    299,285)                 (   203,785)
 Repayment of borrowings under capital
     lease agreements                                                            (     42,840)                 (    43,256)
 Repayment of borrowings from stockholders                                               -                     (   511,337)
 Proceeds from public offering (net of offering costs)                                   -                       2,214,576
 Proceeds from issuances of common stock for
  exercise of stock options and warrants                                               72,298                       18,750
                                                                                  -----------                   ----------
     Net cash (used for) provided by financing
      activities                                                                    2,118,885                    1,791,454
                                                                                  -----------                   ----------

                      CHECK EXPRESS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS




                                                                                        For the Year Ended December 31,
                                                                                   -----------------------------------------
                                                                                       1994                         1993
                                                                                   -------------                ------------
Net increase (decrease) in cash                                                    (  1,090,994)                    952,927


Cash at beginning of period                                                           2,630,521                   1,677,594
                                                                                    -----------                 -----------

Cash at end of period                                                               $ 1,539,527                 $ 2,630,521
                                                                                    ===========                 ===========


Supplemental disclosures of cash flow information:

  Cash paid during the period for:
     Income taxes                                                                   $    11,819                 $   121,588
     Interest                                                                       $   278,825                 $   132,890


  Non-cash financing and investing activities:

  Equipment purchases of $73,038 and $7,337 were financed through capital leases in 1994 and 1993, respectively.

  In October 1993, the Company acquired Check-X-Change Corporation in a tax free stock for stock transaction. Net liabilities of $183,000 were assumed. See Note 3.

  In November 1993, the Company acquired a check cashing money center in Atlanta, Georgia from a Check-X-Change franchise owner for $125,000 cash and a note payable of $65,000. See Note 3.

  In December 1993, the Company acquired two companies, which owned and operated two check cashing money centers under franchise agreements with Check-X-Change, for a total of $536,833 comprised of $287,500 in cash and $249,333 in stock. See Note 3.

  In January 1994, the Company acquired two check cashing money centers in the Tampa, Florida market from a Check Express USA, Inc. franchisee for a total of $50,000 in cash and a note payable of $160,000. See Note 3.

  In February 1994, the Company acquired all the outstanding common stock of Peterlyn, Inc., a Washington corporation, which owned and operated four check cashing money centers in the Seattle/Tacoma, Washington market under franchise agreements with Check Express USA, Inc. The total consideration given was $488,465 in cash and a note payable of $89,725 (subject to final settlement of potential post closing adjustments in accordance with the purchase agreement). See Note 3.

  In May 1994, the Company purchased three check cashing money centers in Stockton, California for $250,000 in cash and a note payable of $225,000. See Note 3.

  In July 1994, the Company purchased two check cashing money centers in Modesto, California from a Check-X-Change franchisee for $100,000 in cash and a note payable of $40,144. See Note 3.



          The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

                      CHECK EXPRESS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS





Non-cash financing and investing activities (continued):

  In August 1994, the Company acquired three check cashing money centers in Tacoma, Washington for $100,000 in cash and a note payable of $500,000. See
  Note 3.

  In September 1994, the Company acquired a food stamp distribution services operation in Stockton, California for a note payable of $72,869. See Note 3.

  In April 1994, the Company sold the non-cash assets of the check cashing money center in Atlanta, Georgia, acquired in November 1993, plus $60,000 in cash to an unrelated third party for a note receivable of $280,000. See Note 3.

  In July 1994, the Company sold all the non-cash assets of a check cashing money center in Portland, Oregon for $40,000 in cash. See Note 3.

  In August 1994, the Company sold all the non-cash assets, except for land and a building, of two check cashing money centers in Charleston, South Carolina to a Check Express USA, Inc. franchisee for $50,000 in cash and a note receivable of $100,000. See Note 3.

  In October 1994, the Company sold all the non-cash assets of two check cashing money centers in West Palm Beach, Florida, plus $120,000 in cash, to a former employee for a note receivable of $650,000. See Note 3.





          The accompanying Notes to Consolidated Financial Statements are an integral part of these consolidated financial statements.

                      CHECK EXPRESS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION AND BUSINESS

Check Express, Inc. (the "Company"),a publicly-held company (NASDAQ symbol "CHXS"), is a financial services company which through its wholly-owned subsidiaries owns, operates and franchises retail money centers and provides small consumer loans and used vehicle loans to individuals who generally do not qualify for traditional sources of financing. The Company owns and operates stores in Florida, Washington, and Indiana and has franchise stores operating in 26 states.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All subsidiaries are wholly owned. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company has a fifty percent interest in a joint venture which is accounted for under the equity method. See "Investment in Joint Venture" later in this
Note 2.

Revenue Recognition of Franchise Fees and Franchise Fees Receivable

Franchise fees include initial, territory, future optional store, continuing (royalty) franchise fees, and research and development fees. The Company offers both non-exclusive and exclusive franchise arrangements.

Non-Exclusive Arrangements:

The initial fees are recognized when the Company has met its obligations and provided substantially all the initial services in accordance with the franchise agreements. Generally, these obligations and services are met when sites have been approved or identified and the franchisee has completed the training required by the Company. Related direct costs, primarily sales commissions, are deferred until revenue is recognized. Royalties are recognized as revenues when the amount becomes due and payable to the Company.

Exclusive Arrangements:

The Company has two types of agreements which provide franchisees the exclusive right to establish multiple check cashing stores within a defined territory. The Company's obligations under both of these exclusive agreements are the same as those under the non-exclusive agreements. The Company is not responsible for any support-personnel training beyond the first store, and must pre-approve the multi-site locations.

Under the first exclusive arrangement, the franchisee pays one amount, which is non-refundable, that covers the territory and initial franchise fee for all stores under the agreement. This amount is due and payable upon execution of the agreement and no initial franchise fees are due when the additional stores open.

Under the second exclusive arrangement, a separate territory fee and initial franchise fee for the first store, which are non-refundable, are due and payable upon the execution of the agreement, at which time the territory is also established. The initial franchise fees on the second and subsequent stores are due and payable as the stores are opened. Under this arrangement, the franchisee must open the additional stores within a specified time period or forfeit their exclusive territorial rights. At December 31, 1994, nine (9) stores are to be opened under this arrangement; a minimum of two (3) in 1994, two (4) in 1995, and five (2) in 1996.

The Company's revenue and related direct expense recognition policies, in regards to both territory agreements, are similar to those associated with the non-exclusive arrangement. Accordingly, when the Company has performed substantially all of its obligations under these agreements, the Company recognizes the territory fees and the initial fees for all stores under the agreements, including those stores to be opened after 1993 under the second type of exclusive arrangement.

If an uncertainty exists as to a franchisee's ability to open future stores, revenue is not recognized until either subsequent historical performance supports recognition and/or the stores are subsequently opened and/or cash is received. Management continuously monitors the franchisee's performance and if the current facts and circumstances indicate that there now exists a degree of uncertainty about the franchisee's ability to open a future store(s) then an appropriate allowance is established to provide for possible uncollectible amounts.

At December 31, 1994 and 1993 accounts receivable (net) from franchisees and the related accrued commissions (not payable until the account is collected) are as follows:

                                                                    1994                    1993
                                                                  --------                --------
   Accounts receivable                                            $478,617                $458,946
   Allowance for doubtful accounts                                  25,000                  56,000
                                                                  --------                --------
                                                                  $453,617                $402,946
                                                                  ========                ========

   Current, net of allowance for
     doubtful accounts of $0 and
     $28,000, respectively                                        $331,117                $230,946
   Long-term, net of allowance for
     doubtful accounts of $25,000
     and $28,000, respectively                                     122,500                 172,000
                                                                  --------                --------
                                                                  $453,617                $402,946
                                                                  ========                ========
   Unearned income:
     Current                                                      $ 36,500                $ 81,701
     Long term                                                    $193,500                $118,000
                                                                  --------                --------
                                                                  $230,000                $119,701
                                                                  ========                ========

   Accrued Commissions (net)                                      $  8,220                $ 39,020
                                                                  ========                ========

The long term accounts receivable are non-interest bearing. Any discount factor is not considered material to the financial statements. The unearned income balances represent cash payments received under franchise agreements prior to the earnings process being completed and/or amounts recorded with a comparable account receivable recorded to reflect the terms of existing contracts in the balance sheet.

SUMMARY:

The components of franchise fee and royalty revenues are as follows:

                                                                    1994                     1993
                                                                -----------               ----------
         Initial & Territory
         Franchise Fees                                         $   183,000               $  425,232

         Continuing Franchise
         Royalties                                                1,337,684                  528,790
                                                                -----------               ----------
                                                                $ 1,520,684               $  954,022
                                                                ===========               ==========

At December 31, 1994 a total of 149 franchise locations were open and operating. The term of a franchise agreement is fifteen years for Check Express USA operating franchises. There is a minimum monthly royalty of

$750 or 5% of gross revenues, whichever is greater. The average term of a franchise agreement is ten years for Check-X-Change operating franchises. For Check-X-Change operating franchises, the monthly royalty varies from a minimum of $315 to a maximum of $815, plus a monthly research and development fee of $100. All monthly royalties are recorded as franchise royalty by the Company.

Installment Notes Receivable and Finance Revenue Recognition

The Company, through its wholly owned small finance company subsidiary, Check Express Finance, Inc., generates two types of installment notes receivable.

First, small unsecured loans ("consumer loans") are made directly to individuals primarily through selected Company owned money center locations. These loans are recorded at the gross stated amount of the loan made. Principal reductions and related interest income are recognized based on payments received using the interest method. The Company places non-file insurance on each of these loans, against which claims may be made in order to recover on non-performing loans. There were a total of 250 of these loans at December 31, 1994 with an average balance outstanding of $490 and an average remaining term of approximately twenty-five weeks.

Second, installment notes receivable originated by selected used automobile dealers ("auto loans") are purchased by the Company at a discount. These auto loans are secured by the automobile and the Company has recourse agreements in place with each dealer such that management (repossession and resale) of the collateral supporting non-performing loans is the responsibility of the dealers. The Company currently purchases these auto loans primarily from two used automobile dealers located in Central Florida.

Management does not feel this concentration of business with two dealers represents a significant credit risk as the Central Florida used automobile industry is very strong, primarily because of the significance of the entertainment and recreation service industry in this geographic region, with a significant number of dealers. The dealer becomes part of the credit risk management structure only at the point at which the loan is non-performing and can not be recovered through the Company's collection efforts. At this point the dealer is responsible under the recourse agreement in place for repossessing and selling the automobile at auction in order to recover proceeds to the extent practically feasible. This assumes the dealer can not or does not wish to recondition and resell the automobile again; the normal course is for this resale to occur and the auto loan related to the repossession to be settled by the dealer, typically at an amount representing break even on the net investment in the auto loan at repossession. The new auto loan related to the resale may or may not be purchased from the dealer, in accordance with the Company's normal purchase criteria for such auto loans. In the event one of these dealers was unable to fulfill his commitments with respect to the recourse agreement in place, the Company would utilize the other dealer to manage non-performing auto loans in that the other dealer would be asked to repossess, recondition and resell the automobile, which would be both in his best interest, due to the profit motive involved, and the best interest of the Company. The likelihood of both dealers experiencing difficulty at the same time is considered very remote, and the Company would still have the ability to approach other dealers in the market, many of which are familiar to top operations management personnel of the finance operation, to assist with management of non-performing auto loans without experiencing significant additional costs.

These auto loans are recorded at a gross balance equal to the full remaining balance of payments due under the auto loans, which includes the stated interest on the instrument purchased. The Company also records unearned discount as a contra asset equal to the difference between the gross amount recorded and the proceeds to the dealer, the proceeds to the dealer in effect being the Company's investment in the instrument. Cash payments received are recorded as a reduction of the gross amount of the auto loan. In addition, the portion of the cash payment representing earned discount, again determined using the interest method, is recorded as a reduction of the unearned discount. There were a total of 400 of these auto loans at December 31, 1994, with an average balance outstanding, net of unearned discount of $734,297, of $3,693 and an average remaining term of approximately ninety-eight weeks.

Reserve for losses on these contracts is currently being recorded at a level to provide six percent of the balance outstanding for the consumer loans and one percent of the net balance outstanding for the auto loans. These percentages have been determined to be reasonable based on small finance company industry levels as adjusted for the Company's historical experience to date (the finance company operation began in the fourth quarter 1993). The Company has several protective mechanisms in place with respect to each type of installment note receivable, including non-file insurance relative to the consumer loans and the recourse arrangements with the dealers on the auto loans. Loan origination costs, if any, are not significant and are expensed when incurred.

Balances related to the installment notes receivable as of December 31, 1994 and 1993 were as follows:

                                                                     1994                          1993
                                                                -------------                 -------------
Gross balances:
         Consumer loans                                          $   122,739                   $    15,952
         Auto loans                                                2,211,581                       121,398
                                                                 -----------                   -----------
                                                                   2,334,320                       137,350
Unearned Discount                                               (    734,298)                 (     39,333)
                                                                 -----------                   -----------
Net before reserve for losses                                      1,600,022                        98,017
Reserve for losses                                              (     21,132)                 (      4,901)
                                                                 -----------                   -----------
Installment notes receivable, net                                $ 1,578,890                   $    93,116
                                                                 ===========                   ===========


Depreciation

Depreciation is provided on equipment using straight-line and accelerated methods over estimated useful lives ranging from five to eight years.
Buildings are depreciated over thirty-one years using the straight line method. Leasehold improvements are amortized over the life of the lease or the useful life of the asset if less. Amortization of leasehold improvements is included in depreciation expense.

Investment in joint venture

The Company uses the equity method of accounting for its 50% interest in Check Express Finance #1. At December 31, 1994 and for the year then ended, the joint venture's assets, liabilities and results of operations are not significant. The Company's investment in ($10,000) and share of the joint venture's operations (operating income of approximately $2,500) are classified in other assets and in finance expenses, respectively, in the accompanying consolidated financial statements. The Company has not guaranteed any of the joint venture's liabilities nor does the Company have any commitments to fund its operations.

Pre-Opening Costs

Pre-opening costs, including site selection and lease negotiation, training, and advertising, are expensed as incurred.

Intangibles

Intangibles consist principally of the excess of purchase price over the fair value of net assets acquired (goodwill) and are generally being amortized using the straight line method over a period of five to twenty years. Amortization expense for 1994 and 1993 was $156,220 and $92,066, respectively. Accumulated amortization at December 31, 1994 and 1993 was $139,795 and $153,229, respectively.

Management reviews on a quarterly basis the undiscounted cash flow of each acquired business unit (defined as each Company owned money center location which was acquired or the underlying franchise locations of acquired franchisors) to determine whether the value of intangibles recorded in conjunction with acquisitions may be impaired. No such impairment has been identified.


Advertising Costs

During 1993, the Accounting Standards Executive Committee issued Statement of Position 93-7 (SOP), Reporting on Advertising Costs, which the Company will adopt prospectively as required in 1995. The SOP requires that advertising costs be expensed when incurred, with the exception of the costs of direct-response advertising, which are capitalized and amortized over the period that benefits are received. The Company's current policies are generally in compliance with the SOP, and therefore, its adoption is not expected to have a significant effect on the Company's financial position or results of operations.

Income Taxes

The Company implemented, effective January 1, 1993, Statement of Financial Accounting Standards (SFAS) 109, "Accounting for Income Taxes". Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are acquisition costs, allowance for bad debts, installment type sales and accumulated depreciation.

Earnings per Share

Earnings per share (EPS) for 1994 and 1993 are based on the weighted average number of common shares outstanding during the year since the amount calculated using the modified treasury stock method was anti-dilutive in the aggregate for both the primary and fully diluted earnings per calculations.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. At December 31, 1994, the Company's cash balance includes $25,000 of cash equivalents. At December 31, 1993 there were no cash equivalents.

Under the Company's banking arrangements, substantially all of the Company's cash is invested in overnight repurchase agreements of mortgage-backed or government securities. The Company has a security interest in the specific investment underlying the repurchase agreements.

The Company sells its own money orders in most of its company-owned stores (those located in states where the related bonding requirements are not cost prohibitive). The float generated by the timing differences between its sale of money orders and the clearing of those money orders has increased the Company's available cash for its check cashing operations. At December 31, 1994 and 1993, the unredeemed money orders totaled $968,195 and $849,891, respectively.

The Company maintains its cash balances in several financial institutions throughout the United States. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1994, uninsured amounts held at these financial institutions totaled approximately $338,228.

Reclassifications

The 1993 statement of income presentation of costs and expenses has been conformed to the 1994 format which segregates certain costs and expenses principally associated with the Company's segments, check cashing (stores), franchising operations, and the finance company implemented at the end of 1993. The 1993 format included details of significant store expenses as this segment was, in prior years, significant to the consolidated statement of income, and comparability of store operations results to those of the Company's public company competitors in the industry was, in management's opinion, tantamount to a meaningful presentation of the statement of income. However, with the acquisition of Check-X-Change Corporation in October 1993 and the significant growth experienced in the finance company segment started in the fourth quarter of 1993, the relative significance of the results of the franchising and finance segments with respect to the Company's consolidated results of operations has increased to the point whereby the importance of presenting details of results of store operations, in order to provide comparability to public company competitors in the industry, is less meaningful; no other public company check cashers have significant franchising or finance company operations. As a result, the details of expenses by segment have been eliminated from the face of the statement of income and instead are presented in the Company's business segment footnote.

Included in the 1994 statement of income presentation of expenses is parenthetical disclosure of comparative balances of depreciation and amortization expense included in each. Management feels that the ability of the financial statement user to arrive at income before interest, income taxes and depreciation and amortization expenses on the face of the statement of income has become important with the increasingly significant amounts of amortization of excess purchase price over the fair value of assets acquired which have resulted from the acquisition of Check-X-Change Corporation in 1993 in addition to that resulting from several acquisitions of store operations during 1994.

NOTE 3 - ACQUISITIONS AND DISPOSITIONS

Effective October 7, 1993, the Company acquired Check-X-Change Corporation in a tax-free stock for stock transaction. A total of 350,000 shares of the Company's common stock were issued for all of the outstanding stock of Check-X-Change. Net liabilities of Check-X-Change of approximately $183,000 were also assumed by the Company as part of this transaction. In addition, acquisition costs of approximately $412,000 were incurred, resulting in excess purchase price over the fair value of assets acquired of approximately $992,000 being recorded.

The excess purchase price represents the value of acquired franchisor rights and conventional goodwill. As the value of these separate components of excess purchase price can not be reasonably determined by management, the entire amount is classified as goodwill. The amount of goodwill is being amortized using the straight line method over a twenty year period. Management believes this period is appropriate due to several factors including Check-X-Change's history of renewal of franchise agreements, the length of remaining terms of existing franchise contracts, and the fact that certain incentives are now in place to further ensure renewal.

This transaction has been accounted for as a purchase in accordance with APB No. 16 "Business Combinations". Accordingly, the results of Check-X-Change's operations have been included herein since the effective date of the acquisition. The following are pro forma results of operations for 1993 assuming the transaction was effective as of January 1, 1993.

                                                                                  Unaudited
                                                                                 -----------
                                                                                    1993
                                                                                 -----------
         Revenues                                                                $ 5,290,963
         Income before income taxes                                                  174,107
         Net income                                                                  118,393
         Earnings per share                                                              .04

Associated with the Check-X-Change acquisition, the Company was obligated to convert the franchisees' signage, logo's and other similar items from Check-X-Change to the Check Express USA, Inc. identification and scheme. The costs associated with the conversion was estimated at approximately $190,000 in the aggregate. For financial statement purposes these costs were grouped with goodwill with the corresponding obligation classified as a current liability. These costs were being amortized using the straight line method over a period of approximately seven years, which approximated the useful life which is used by the Company to depreciate similar assets of Company owned stores.

During 1994, and based primarily on discussion with and feedback from Check-X-Change franchise owners, especially those with a significant presence in certain geographic markets, the Company determined that it was not in its best interest, nor that of the franchise owners, to convert the Check-X-Change franchisees to the Check Express USA trademarks. The investment in and value of goodwill established by each Check-X-Change franchisee in their respective markets was determined to be more valuable to the Company and its franchise system than converting all Check-X-Change franchisees to Check Express USA, despite the potential economies of scale and management efficiencies which would be gained from such conversion. As a result, as of October 1, 1994, the Company has adjusted its purchase accounting with respect to the conversion costs accrued. This reduction of accrued costs also reduced goodwill recorded with respect to the Check-X-Change acquisition. The impact on amortization expense was not significant.

In November 1993, the Company purchased a store in Atlanta, Georgia from a Check-X-Change franchise owner for $190,000 through a cash payment of $125,000 and a note payable of $65,000 with a three month term at 7% interest compounded monthly. In December 1993, the Company acquired two companies, which owned and operated two stores in West Palm Beach, Florida under Check-X-Change franchise agreements, in exchange for 220,000 shares of the Company's common stock and cash of $287,500.

These transactions were accounted for as purchases under APB No. 16 "Business Combinations" and the results of their operations subsequent to their acquisition have been included herein. Pro forma information is not presented herein as such data is not considered material to the financial statements.

On February 15, 1994, the Company completed its purchase, effective January 1, 1994, of four check cashing stores in the Seattle and Tacoma, Washington areas in exchange for approximately $812,000 in cash and a $100,000 note payable.
The stores were obtained by purchasing all of the outstanding common stock of Peterlyn, Inc. ("Peterlyn"), a Washington corporation, which owned and operated the stores under franchise agreements with Check Express USA, Inc., a wholly owned subsidiary of the Company. See Note 11.

This transaction has been accounted for as a purchase in accordance with APB No. 16 "Business Combinations". Accordingly, the results of Peterlyn's operations have been included herein since the effective date of the acquisition. The following are pro forma results of operations for 1993 assuming the transaction was effective as of January 1, 1993.

                                                                                  Unaudited
                                                                                 -----------
                                                                                     1993
                                                                                 -----------
         Revenues                                                                $ 4,938,281
         Income before income taxes                                                  259,145
         Net income                                                                  143,532
         Earnings per share                                                              .04


In August 1994, the Company purchased three stores in Tacoma, Washington for a total consideration of $600,000, $100,000 in cash and $500,000 in a twelve year subordinated note at 12% interest with monthly principal and interest payments.

This transaction has been accounted for as a purchase in accordance with APB No. 16 "Business Combinations". Accordingly, the results of the acquired company's operations have been included herein since the effective date of the acquisition.

The following are pro forma results of operations for 1994 and 1993 assuming the transaction was effective as of January 1, 1993.

                                                                                      Unaudited
                                                                        --------------------------------------
                                                                            1994                      1993
                                                                        ------------              ------------
         Revenues                                                       $ 7,909,854               $ 4,914,253
         Income before income taxes                                         131,977                   242,696
         Net income                                                          45,578                   140,631
         Earnings per share                                                     .01                       .04



Effective January 1994, the Company acquired two stores in Tampa, Florida from a Check Express franchise owner for a total consideration of $210,000, $50,000 in cash and $160,000 in a three year subordinated note at 6% interest per annum, with monthly principal and interest payments.

In May 1994, the Company purchased three stores in Stockton, California for a total consideration of $475,000, $250,000 in cash and $225,000 in a five year subordinated note at 8% interest per annum, with monthly principal and interest payments.

In July 1994, the Company purchased two stores in Modesto, California from a Check-X-Change franchisee for a total consideration of $150,000, $100,000 in cash and $50,000 in an unsecured, non-interest bearing promissory note payable in equal monthly installments.

In September 1994, the Company purchased a food stamp distribution operation in Stockton, California for a total compensation of $82,500 in the form of a forty-two month, non-interest bearing promissory note payable. Monthly payments of $4,750 for the first six months commencing in September 1994 and $1,500 for the thirty-six months thereafter are contingent upon the continuation of an extension or renewal of the underlying Services Agreement assigned to and assumed by the Company in this transaction.

The transactions described in the four preceding paragraphs were accounted for as purchases under APB No. 16 "Business Combinations" and the results of their operations subsequent to their acquisition have been included herein. Pro forma information is not presented herein as such data is not considered material to the financial statements.

During 1994 and 1993, no portion of excess purchase price has been allocated to customer lists as management's estimate of the value of such assets related to these particular operations is insignificant. In prior years, some amounts were identified as allocable to customer lists in conjunction with recording certain acquisitions.

In April 1994, the Company sold to an unrelated third party all the non-cash assets, plus cash of approximately $60,000, of the Atlanta, Georgia store which was acquired in November 1993 (see above). The consideration received was a $280,000 note, principal and interest at 9% per annum payable monthly, with the unpaid balance due March 31, 1997. The consideration received was greater than the carrying value of the assets sold.

In July 1994, the Company sold all of the non-cash assets of a store in Portland, Oregon for $40,000 cash. This store was previously acquired as part of the acquisition of Check-X-Change.

In August 1994, the Company sold all of the non-cash assets, except for land and a building, of two stores in Charleston, South Carolina to a Check Express franchisee for a total consideration of $150,000, $50,000 in cash and $100,000 in a five year note at 9% with monthly principal and interest payments. The building is being leased to the franchisee.

Effective October 1, 1994, the Company sold all of the non-cash assets, plus cash of $120,000, of two stores in the West Palm Beach, Florida market to the Galleon Corporation, the principal shareholder of which is a former employee of the Company, under a Check Express USA, Inc. franchise agreement. The consideration received was a $650,000 note, principal and interest at 8.75% per annum payable monthly beginning in February 1995, with interest compounded monthly from the date of the note, October 1, 1994. These stores were previously acquired in December 1993 (see above). In connection with the sale of these stores, the Company has unconditionally guaranteed to pay any and all claims of Western Union Financial Services, Inc. in connection with the day to day operation of these stores as it pertains to Western Union Money Transfer Drafts. The amount of such drafts outstanding and guaranteed by the Company at December 31, 1994 was $18,917.

NOTE 4 - PROPERTY AND EQUIPMENT

                                                                                   December 31,
                                                                      --------------------------------------
                                                                           1994                      1993
                                                                      ------------              ------------
         Equipment                                                     $ 1,373,585               $ 1,160,166
         Leasehold improvements                                            645,903                   559,598
         Furniture and fixtures                                            329,214                   205,144
         Buildings                                                         371,915                   254,874
         Land                                                              174,245                   129,245
         Purchased computer software                                       136,793                    85,298
                                                                       -----------               -----------
                                                                         3,031,655                 2,394,325
         Accumulated depreciation                                     (  1,379,156)             (  1,265,081)
                                                                       -----------               -----------
                                                                       $ 1,652,499               $ 1,129,244
                                                                       ===========               ===========

The Company finances a portion of its equipment and furniture and fixtures acquisitions through long term capital leasing arrangements (Note 6).

Depreciation expense for December 31, 1994 and 1993 was $292,183 and $212,356, respectively.


NOTE 5 - NOTES PAYABLE TO BANKS

In January 1993, the Company entered into a loan agreement with a Florida bank which provided the Company with a $400,000 line of credit and a $270,000 term loan. The line of credit is used to fund check cashing activity during peak periods and bears interest at prime plus 1.25%. The term loan bears interest at prime plus 1.25% with monthly payments of principal and interest. At December 31, 1993, $400,000 was available under this line of credit.

In May 1993, the Company executed a term mortgage loan with the same bank which provided $106,000 in funding to procure land and an existing building. The loan bears interest at a fixed rate of 8.5% until May 1998 and is to be adjusted at that time based on market indices, as defined, for the remaining term. See Note 7.

Effective February 15, 1994, the line of credit was increased to $500,000. In addition, the Company executed a seven year term loan of $880,000 bearing interest at a fixed rate of 8.25%. In August 1994, the Company obtained an additional $250,000 in revolving credit line from its primary bank. This facility also bears interest at prime plus 1.25%. These lines of credit were fully utilized at December 31, 1994. See Note 7.

The line of credit, both term loans and the mortgage are cross-collateralized and are secured by substantially all of the assets of the Company. Additionally, the line of credit and all three loans are personally guaranteed by the Company's President, a principal shareholder. The loan terms contain covenants which require the Company to maintain tangible net worth, inclusive of subordinated debt, of at least $1,000,000 and a ratio of total debt (excluding subordinated or junior debt) to tangible net worth of not more than
2.0 to 1.0.

In May 1994, the Company obtained a revolving credit line in the amount of $100,000 (subsequently increased to $200,000) from a bank in Washington State to supplement cash required during peak check cashing periods at its Washington stores (See Note 3 above). The assets of the seven check cashing stores in that market, owned by the Company's wholly owned subsidiary, collateralize the line facility. The Company's President also personally guarantees the facility. The terms of this facility also include financial covenants measured using the stand alone balances of the subsidiary and require compliance with all covenants related to the debt provided by the Company's primary bank in Florida. Amounts outstanding under this facility bear interest at prime plus 2%. At December 31, 1994, $120,000 of this line of credit facility remained unused.

In December 1994, the Company obtained a $500,000 term note payable to a bank, collateralized by certain installment notes receivable of its wholly owned subsidiary, Check Express Finance, Inc. This note payable bears interest at a variable interest rate, to be adjusted annually, currently at 10.625%, with a three year term and monthly interest and principal payments of $16,317. The Company pledged certain installment notes receivable as collateral for this loan. The Company's President also personally guarantees the facility. See
Note 7.

In October 1993, in conjunction with the acquisition of Check-X-Change, the Company assumed a term loan with a bank at a fixed interest rate of 10%. This note was satisfied during 1994.

NOTE 6 - CAPITAL LEASE OBLIGATIONS

The Company leases certain computer and office equipment under capital lease agreements maturing at various intervals through 1999. The following is a schedule of future minimum lease payments as of December 31, 1994:

         Year ending December 31,
          1995                                                                                   $  41,302
          1996                                                                                      25,005
          1997                                                                                      22,186
          1998                                                                                      14,403
          1999                                                                                       7,198
                                                                                                 ---------
           Total minimum lease payments                                                            110,094
           Less: Amounts representing interest                                                  (    9,096)
                                                                                                 ---------
           Present value of minimum lease payments                                                 100,998
                                                                                                 ---------
           Less: Current portion                                                                (   35,118)
                                                                                                 ---------
                                                                                                 $  65,880
                                                                                                 =========

The equipment financed under these capital lease agreements, with a cost of $180,530, is included in property and equipment at December 31, 1994.


NOTE 7 - LONG TERM DEBT

                                                                                      December 31,
                                                                          -------------------------------------
Senior Debt                                                                   1994                      1993
-----------                                                               -----------               -----------
    Term note to bank, monthly principal
    and interest payments of $13,826,
    at 8.25% fixed, ten year
    amortization with balloon due
    February 10, 2001                                                      $  792,229                $    -

    Mortgage note payable, monthly
    installments of $675, fixed
    interest at 9%, balloon payment
    due June 1, 1999 of $66,705 (a)                                            74,313                     -

    Mortgage note payable, due in
    1999, monthly installments of
    $1,000, fixed interest at
    9%, balloon payment due
    February 1, 2000 (b)                                                       59,675                   65,992


    Term note to bank, monthly
    principal and interest payments
    of $4,500, at prime plus 1.25%
    (9.75% at December 31, 1994) (c)                                          215,111                  249,302

    Mortgage note payable, due May 18,
    2003, monthly installments of $1,300,
    interest at 8.5% fixed through
    May 18, 1998 and adjustable for
    the remaining term based on market
    indices as defined (d)                                                     96,577                  103,525

    Term note to bank, monthly
    principal and interest payments of
    $2,273, at 10%, final payment due
    July 20, 1994                                                                -                     15,363
                                                                           ----------                --------
                                                                            1,237,905                 434,182

    Less: current maturities                                              (   159,031)              (  65,209)
                                                                           ----------                --------
                                                                           $1,078,874                $368,973
                                                                           ==========                ========


   (a) Secured by land and a building in Indianapolis, Indiana, acquired by the Company for purposes of expansion of check cashing operations.

   (b) Issued in connection with the 1990 acquisition of two stores in South Carolina. The 9% mortgage is secured by the building in which one store operates.

   (c) Secured by substantially all of the assets of the Company; personally guaranteed by the Company's president (also a principal stockholder). Proceeds were used to satisfy a portion of the amount due a stockholder in 1990.

   (d) Secured by real property and personally guaranteed by the Company's president (also a principal stockholder).

                                                                              December 31,
                                                                  -----------------------------------
                                                                      1994                    1993
                                                                  ------------            -----------
Subordinated Debt
-----------------

   6% promissory note payable, due
   in equal monthly installments of
   $4,867, final payment due
   January 3, 1997  (a)                                            $  114,122              $     -

   12% promissory note payable,
   due in equal monthly
   installments of $6,567, final
   payment due August 3, 2006  (b)                                    493,637                    -

   8% promissory note payable,
   due in equal monthly installments
   of $4,652, final payment due
   June 14, 1999  (c)                                                 206,318                    -

   Non-interest bearing, unsecured
   promissory note payable, due in
   equal monthly installments of
   $833, final payment due June 1,
   1999, interest imputed at 9%  (d)                                   36,894                   -

   Non-interest bearing, unsecured
   promissory note payable, due in
   installments of $4,750 monthly for
   the first six months beginning
   September 1994, then $1,500 monthly
   for the final thirty six months, final
   payment due February 23, 1998, interest
   imputed at 9%  (e)                                                  55,865                    -

   11% unsecured notes payable, due
   in equal monthly installments
   of $4,894, final balloon payment
   due November 1, 1995 (Note 11)                                      141,463                182,094

   10% unsecured notes payable, due
   in equal monthly installments of
   $1,737, final payment due
   September 8, 1997 (Note 11)                                          49,923                 64.944
                                                                   -----------             ----------
                                                                     1,098,222                247,038

    Less:  current maturities                                     (    298,880)           (    55,651)
                                                                   -----------             ----------
                                                                   $   799,342             $  191,387
                                                                   ===========             ==========

(a) Secured by a subordinated interest in the assets of two check cashing stores in Tampa, Florida (Note 3).

(b) Secured by a subordinated interest in the assets of three check cashing stores in Tacoma, Washington (Note 3).

(c) Secured by a subordinated interest in the assets of three check cashing stores in Stockton, California (Note 3).

(d) Part of the consideration given in the acquisition of two check cashing stores in Modesto, California (Note 3)

(e) The consideration given in the acquisition of the food stamp distribution operation in Stockton, California (Note 3).


    Aggregate long term debt matures as follows:

         Year
         ----
         1995                                                         $   457,911
         1996                                                             336,325
         1997                                                             393,022
         1998                                                             245,712
         1999                                                             315,669
         thereafter                                                       587,489
                                                                      -----------
                                                                      $ 2,336,128
                                                                      ===========


NOTE 8 - INCOME TAXES

                                                                               1994                     1993
                                                                             --------                 --------
    Income tax expense (benefit) components:
    Current                                                                  ($  9,250)                $ 18,041
    Deferred                                                                    75,425                   47,073
                                                                              --------                 --------
                                                                              $ 66,175                 $ 65,114
                                                                              ========                 ========

Income tax expense for 1994 and 1993 differs from that computed by applying the U.S. federal income tax rate of 34% to pre-tax earnings as shown below:

                                                                                1994                     1993
                                                                             ---------                ---------
    Income taxes at statutory rate
     of 34%                                                                   $  22,658                $ 44,436
    State income taxes, net of
     federal benefit                                                              4,929                   3,900
    Surtax exemption                                                         (    5,378)              (   6,536)
    Amortization of book goodwill
     related to non-taxable
     acquisitions                                                                33,032                   3,420
    Meals and entertainment limitation                                            8,748                   1,880
    Increase in effective rate applied
     to cumulative temporary differences                                          2,186                    -
    Under accrual of prior year income
     taxes (recorded fourth quarter)                                               -                     18,014
                                                                              ---------                --------
                                                                              $  66,175                $ 65,114
                                                                              =========                ========


At January 1, 1993 and December 31, 1994 and 1993, deferred income tax asset and liability components were as follows:

                                               December 31,             December 31,               January 1,
                                                   1994                     1993                      1993
                                               ------------             ------------              -----------
Deferred tax assets:
Allowance for doubtful
 accounts                                       $  16,100                $  18,000                 $  15,000
Accrued compensation expense                        3,700                     -                         -
Accrued sales commissions                           2,700                   11,600                     7,600
Non-compete agreement                                -                       8,000                      -
Other                                               2,800                    5,500                     2,400
                                                ---------                ---------                 ---------
                                                   25,300                   43,100                    25,000

Deferred tax liabilities:
Franchise fees (installment
 sales)                                        (   17,700)              (   50,200)               (   64,000)
Depreciation                                   (   78,300)              (   45,400)               (   40,000)
Acquisition costs                              (   66,400)              (   31,700)               (     -   )
Tax deferred gain on sale
 of assets under installment
 method                                        (   17,800)              (     -   )               (     -   )
Other                                          (   18,808)              (   10,336)               (   12,039)
                                                ---------                ---------                 ---------
                                               (  199,008)              (  137,636)               (  116,039)
                                                 --------                ---------                 ---------
Net deferred taxes                             ($ 173,708)              ($  94,536)               ($  91,039)
                                                =========                =========                 =========


There is no valuation allowance.

As a result of the acquisition of Peterlyn, Inc. effective January 1, 1994 (see
Note 3), a net deferred tax liability of $3,747 (principally related to depreciation expense and a reserve for bad debts) was recorded.

As a result of the Check-X-Change acquisition (see Note 3) a net deferred tax asset of approximately $47,000 (principally related to allowance for doubtful accounts and deferred compensation) was recorded which reversed by December 31, 1993 since all the items were recognized for income tax return purposes.


NOTE 9 - COMMITMENTS

The Company leases certain facilities and equipment for its store and management operations under operating lease agreements. Certain lease agreements contain escalation clauses tied to the Consumer Price Index in addition to a base amount. Only the base amount is presented below. Management expects that as leases expire they will be renewed or replaced by similar leases on other properties. The future minimum commitments under operating leases as of December 31, 1994 are as follows:

             1995                                                     $   561,050
             1996                                                         480,313
             1997                                                         413,760
             1998                                                         351,190
             1999                                                         254,536
             thereafter                                                   236,515
                                                                      -----------
                                                                      $ 2,297,364
                                                                      ===========


Rent expense for the year ended December 31 1994 and 1993 totaled $686,472 and $328,816, respectively.

The Company has guaranteed future minimum lease payments totalling approximately $75,000 as of December 31, 1994, related to store leases assigned to buyers related to dispositions of stores during 1994.

The Company is engaged from time to time as plaintiff in small claims court litigation relating to collection of returned checks and other litigation to protect its service marks; however, such litigation has not historically had any material effect on the Company's financial condition and results of operations. As the Company's franchise network expands, it is reasonably possible that the Company will be engaged in litigation with one or more of its franchisees from time to time.

The Company, through its wholly owned subsidiary, is currently involved in litigation against a former employee of Check-X-Change. The former employee has made five separate claims against Check-X-Change related to breach of contract and untimely or non-payment of compensation, several of which overlap and are not independent actions for separate damages. While the ultimate outcome of these claims can not be determined at this time, management does not believe that the ultimate outcome will have a material adverse impact on the Company's financial position.


NOTE 10 - STOCKHOLDERS' EQUITY

Information as to shares subject to options is as follows (per share amounts represent average option prices):


                                                                                  Exercise price range per share
                                                                                of options outstanding at year end
                                                                          ----------------------------------------------
                                                  December 31,                   1994                      1993
                                               ---------------------      ---------------------       ------------------
                                                 1994         1993          From          To           From         To
                                               --------     --------      -------      --------       ------     -------
Outstanding - beginning of year..               369,500      396,750      $ .375       $ 1.125        $ .375     $ 1.50
Granted..........................               192,000      168,000        .6875        1.1875         .875       1.125
Exercised .......................                32,500         -           .375          .44           -           -
Cancelled .......................                62,000      195,250        .44          1.25           .62        1.50
                                                -------      -------
Outstanding - end of year .......               467,000      369,500        .375         1.1875         .375       1.125
                                                =======      =======

Average price per share of options
outstanding at end of year .....                $   .78      $   .77
                                                =======      =======


The above options expire beginning April 1995 through November 1999.

In 1992, in conjunction with securing a commitment from certain individuals to loan the Company $405,000 (see Note 7), the Company granted these individuals warrants to acquire 202,500 shares of common stock at an exercise price of $.375 per share, expiring September 14, 1994. These warrants were deemed detachable and, accordingly, their estimated fair value of $7,594 was credited to paid-in-capital. During 1993, warrants to purchase 50,000 shares were exercised and the remainder of these warrants were exercised in 1994.

As of December 31, 1994 and 1993, warrants to purchase 1,261,500 shares of the Company's common stock were outstanding as a result of the Company's secondary public offering completed in June 1993. These warrants are comprised of the Underwriter's Warrants, which affords the Underwriter to right to purchase 43,500 Units (consisting of 174,000 shares of common stock and 87,000 warrants, each such warrant entitling the Underwriter to purchase a share of common stock at an exercise price of $3.00 per share) and a total of 1,000,500 warrants included in Units sold to the public, each of which allows the holder to purchase a share of common stock at an exercise price of $3.00 per share. The Underwriter's Warrants are exercisable during the four year period commencing June 24, 1994. The public warrants are exercisable until June 24, 1995.

At the 1994 annual meeting of shareholders, proposals were submitted for shareholder vote to adopt an employee stock option plan and amend the Company's Articles of Incorporation. The proposals did not pass.


NOTE 11 - EMPLOYEE BENEFIT PLANS

During 1994 the Company implemented an employee savings plan (the Savings Plan) that qualifies as a deferred salary arrangement under section 401(k) of the Internal Revenue Code. Employees of the Company may participate in the Savings Plan after completing one year of service if they meet minimum age and annual hours of service requirements. Participating employees may defer a portion of their pre-tax earnings, up to the Internal Revenue Service annual contribution limit ($9,240 for calendar year 1994). The Company matches 25% of the first 4% of salary deferred by the employee. The Company's matching contributions charged to expense were $5,629 for 1994.


NOTE 12 - RELATED PARTY TRANSACTIONS

In September 1992, the Company completed a private placement of a series of one year term notes totaling $405,000. The notes provided for interest only payments quarterly at 10% and were due September 14, 1993, or upon the completion of an equity offering by the Company with net proceeds of at least $1.5 million, whichever occurs first (see Note 7). The note holders also received warrants to purchase a total of 202,500 shares of the Company's common stock at an exercise price of $.375 per share, exercisable at any time prior to September 14, 1994. The Company's president and two directors participated in this private placement with loans in the amount of $20,000, $150,000 and $25,000, respectively. The notes were prepaid in March 1993.

The Company's president personally guarantees certain indebtedness of the Company and was paid $41,875 in guarantee fees for 1994. See Note 7.

In conjunction with the Company's acquisition of Check-X-Change, a consulting fee of $25,000 was paid to a consulting firm, the principal of which was a member of the Company's board of Directors. See Note 3.

The Company is indebted to Bay Area Investment, Inc. ("Bay Area") in the amount of $49,923 as of December 31, 1994, which represents the remaining note payable balance related to the acquisition of four stores in 1992. One of Bay Area's stockholders is related to the Company's president. Interest expense related to this debt for 1994 was $5,818. See Note 7.

The Company has notes payable to various other shareholders of $141,463 as of December 31, 1994. Total interest expense for 1994 related to these notes payable was $18,093. See Note 7.

The Company entered into a 50%/50% joint venture agreement in 1994 with Borer Enterprises, Inc., the principal shareholder of which is an employee of the Company, whereby a partnership was formed to do business as Check Express Finance #1. The purpose of the joint venture is to purchase additional installment notes receivable originated by used automobile dealers. The Company provides all management services related to the operation of the Joint Venture, while Borer Enterprises, Inc. has contributed significantly all working capital for the operation of the venture. The Company has not guaranteed any of the joint venture's liabilities nor does the Company have any commitments to fund its operations. Neither party has unilateral control over the operation of the joint venture.

During 1994, the Company obtained various short-term working capital loans, totalling $543,000, from an employee of the Company and the brother of the President of the Company. Such loans in the amount of $180,000, payable to the employee of the Company, remained outstanding at December 31, 1994. Interest and loan origination fees paid related to these loans during 1994 totalled $10,179, and represent amounts bargained for at arms length consistent with market rates in effect at the time each loan was obtained.

On February 15, 1994, the Company completed its purchase, effective January 1, 1994, of four check cashing stores in the Seattle and Tacoma, Washington areas in exchange for $812,000 in cash and a $100,000 note payable. The stores were obtained by purchasing all of the outstanding common stock of Peterlyn, Inc. ("Peterlyn"), a Washington corporation, which owned and operated the stores under franchise agreements with Check Express USA, Inc., a wholly owned subsidiary of the Company.

The four stores were previously owned and operated by the Company for several years through its then wholly owned subsidiary, Check Express Washington, Inc. ("CEW"). In June of 1992, the Company distributed to the then Company president 100% of the stock of CEW in exchange for substantially all 492,500 shares of the Company's common stock owned by the former president. Concurrently, the former president tendered his resignation to the Company. Since the February 1994 acquisition, the former president has agreed to return to Check Express's management team, in a non- officer capacity, where he will focus on future acquisitions.

NOTE 13 - FOURTH QUARTER ADJUSTMENTS

The Company expensed a finders fee to an employee of $84,000 related to two 1994 acquisitions which had previously been inadvertently capitalized in prior quarters (principally the third quarter, $61,000). The adjustment reduced net income in the fourth quarter by $55,000 ($0.01 per share).

The Company also reduced finance revenues by $135,000, of which a large portion related to the third quarter ($59,000), as a result of the discovery of a system error in recording early payoffs of certain auto loans. The adjustment reduced net income in the fourth quarter by $89,000 ($0.02 per share).

Finally, the net result of the above entries plus a net loss before income taxes for the fourth quarter resulted in the provision for income taxes recorded through the end of the third quarter 1994 being overstated by $60,000 ($0.01 per share).


NOTE 14 - SUBSEQUENT EVENTS

Effective January 31, 1995, the Company sold substantially all the non-cash assets of five check cashing stores located in Stockton and Modesto, California to California Check Cashing Stores, Inc., an unrelated California corporation, for $1,000,000 in cash. These stores, which were acquired during 1994 in two separate acquisition transactions, represented approximately nine percent (unaudited) of the Company's revenues for 1994, and eight percent (unaudited) of the Company's total assets. The sale of these five stores resulted in a gain of approximately $290,000 (unaudited), before income taxes, which will be recorded by the Company in the first quarter 1995.

NOTE 15 - BUSINESS SEGMENT INFORMATION

The consolidated operations of the Company consist of three business segments, Check Cashing Services, Franchising of check cashing stores and a Finance Company implemented during the fourth quarter of 1993.


                                                                         December 31, 1994
                                                 ---------------------------------------------------------------------
                                                    Check
                                                    Cashing          Franchising         Finance          Consolidated
                                                 ------------       -------------      ----------         ------------
Revenues                                          $ 5,654,393        $ 1,520,684        $ 322,776          $ 7,497,853
Operating costs and expenses:
  Store expenses:
    Salaries and benefits                        (  1,690,066)
    Occupancy                                    (    769,264)
    Returned checks                              (    345,978)
    Depreciation and amortization                (    319,890)
    Area and regional expenses                   (    491,624)
    Other                                        (  1,271,489)
                                                  -----------
      Total store expenses                       (  4,888,311)                                            (  4,888,311)
  Franchising Expenses:
    Salaries and benefits                                           (    535,962)
    Occupancy                                                       (     56,859)
    Depreciation and amortization                                   (     65,694)
    Advertising                                                     (    164,102)
    T & E expenses                                                  (    162,915)
    Other                                                           (    255,057)
                                                                     -----------
      Total franchising expenses                                    (  1,240,589)                         (  1,240,589)
  Finance Expenses:
    Salaries and benefits                                                              (    83,373)
    Occupancy                                                                          (    11,326)
    Provision for losses                                                               (    31,621)
    Other                                                                              (    41,854)
                                                                                        ----------
      Total finance expenses                                                           (   168,174)       (    168,174)

                                                  -----------        -----------        ----------         -----------
Operating income                                      766,082            280,095           154,602           1,200,779
                                                                                                           -----------

  Headquarters Expenses:
    Salaries and benefits                                                                                 (    498,201)
    Occupancy                                                                                             (     29,445)
    Depreciation and amortization                                                                         (     60,505)
    Other                                                                                                 (    299,751)
                                                                                                           -----------
      Total headquarters expenses                                                                         (    887,902)
                                                                                                           -----------

  Other revenues                                                                                                34,766
  Interest expense                                                                                        (    281,001)
                                                                                                           -----------
  Income before income taxes                                                                               $    66,642
                                                                                                           ===========

  Capital expenditures                            $   560,890        $   197,823        $     4,338        $   763,051

  Total assets                                    $ 5,628,141        $ 1,531,721        $ 1,598,822        $10,025,855



The above presentation does not allocate interest expense incurred related to the finance segment as a component of operating income of that segment; finance companies typically present interest expense as an operating expense. The amount allocable to the finance segment for 1994 would be approximately $60,000.

The segment information for 1993 has been reclassified to conform to the 1994 presentation. The segments' costs and expenses, previously shown in total by segment, are presented in more detail by significant categories of expense for each segment. In addition, the finance company which was previously included in the check cashing segment because of it insignificance is now reported separately as a segment because of its significance in 1994.



                                                                         December 31, 1993
                                                 ---------------------------------------------------------------------
                                                    Check
                                                    Cashing          Franchising         Finance          Consolidated
                                                 ------------       -------------      ----------         ------------
Revenues                                          $ 3,239,750        $   954,022        $   11,268         $ 4,205,040
Operating costs and expenses:
  Store expenses:
    Salaries and benefits                        (  1,007,345)
    Occupancy                                    (    408,992)
    Returned checks                              (    128,664)
    Depreciation and amortization                (    243,572)
    Area and regional expenses                   (    204,646)
    Other                                        (    692,108)
                                                  -----------
      Total store expenses                       (  2,685,328)                                            (  2,685,328)
  Franchising Expenses:
    Salaries and benefits                                           (    286,840)
    Occupancy                                                       (     27,332)
    Depreciation and amortization                                   (     27,028)
    Advertising                                                     (     56,969)
    T & E expenses                                                  (     62,000)
    Other                                                           (    312,284)
                                                                     -----------
      Total franchising expenses                                    (    772,453)                         (    772,453)
  Finance Expenses:
    Salaries and benefits                                                              (    15,158)
    Occupancy                                                                          (       401)
    Provision for losses                                                               (     4,901)
    Other                                                                              (     5,487)
                                                                                        ----------
      Total finance expenses                                                           (    25,947)       (     25,947)

                                                  -----------        -----------        ----------         -----------
Operating income                                      554,422            181,569       (    14,679)            721,312
                                                                                                           -----------

  Headquarters Expenses:
    Salaries and benefits                                                                                 (    284,468)
    Occupancy                                                                                             (     16,890)
    Depreciation and amortization                                                                         (     33,566)
    Other                                                                                                 (    186,978)
                                                                                                           -----------
      Total headquarters expenses                                                                         (    521,902)
                                                                                                           -----------

  Other revenues                                                                                                62,525
  Interest expense                                                                                        (    131,241)
                                                                                                           -----------
  Income before income taxes                                                                               $   130,694
                                                                                                           ===========


  Capital expenditures                            $   267,807        $    14,987        $    9,074         $   291,868

  Total assets                                    $ 3,257,723        $ 1,598,091        $  125,766         $ 6,630,897


                                  APPENDIX A
                         AGREEMENT AND PLAN OF MERGER

                        AGREEMENT AND PLAN OF MERGER


                                    among

                           ACE CASH EXPRESS, INC.
                            (a Texas corporation)


                         ACE ACQUISITION CORPORATION
                           (a Florida corporation)

                                     and


                             CHECK EXPRESS, INC.
                           (a Florida corporation)





                          Dated:  October 13, 1995

                              TABLE OF CONTENTS


                                  ARTICLE I
                             PLAN OF ACQUISITION

         1.1.       Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2.       Effective Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.3.       Continuance of Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.4.       Corporate Government  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.5.       Conversion of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.6.       Dissenting Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.7.       Closing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                                                        ARTICLE II
                                                  ADDITIONAL AGREEMENTS

         2.1.       Shareholders' Meeting   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.2.       Exchange of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                                                       ARTICLE III
                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1.       Organization and Good Standing of the Company   . . . . . . . . . . . . . . . . . . . . . . . . .   6
         3.2.       Subsidiaries and Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         3.3.       Foreign Qualification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.4.       Corporate Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.5.       Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.6.       Compliance with Other Instruments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.7.       Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.8.       Financial Statements and Records of the Company   . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.9.       Absence of Certain Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.10.      No Undisclosed Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.11.      Tax Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.12.      Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.13.      Title to Properties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.14.      Condition of Tangible Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         3.15.      Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         3.16.      Litigation and Government Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.17.      Necessary Approvals and Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.18.      Licenses and Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         3.19.      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.20.      Regulatory Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         3.21.      Intellectual Property and Advertising   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.22.      Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.23.      Labor and Employee Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.24.      Employee Benefit Plans and Arrangements; ERISA  . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.25.      Corporate Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.26.      Compliance with Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.27.      Employees and Consultants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         3.28.      Pricing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.29.      Brokers and Finders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.30.      Accuracy of Information Furnished   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

                                   ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF ACQUISITION AND ACE

         4.1.       Organization and Good Standing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.2.       Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.3.       Authority and Validity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.4.       Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.5.       Compliance with Other Instruments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.6.       Proxy Statement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.7.       Necessary Approvals and Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.8.       Brokers and Finders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

                                                        ARTICLE V
                                                     JOINT COVENANTS

         5.1.       Notice of any Material Change   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.2.       Cooperation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         5.3.       Press Releases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.4.       SEC Filings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         5.5.       Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                                                        ARTICLE VI
                                                 COVENANTS OF THE COMPANY

         6.1.       Access  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         6.2.       Conduct of Business Prior to Closing Date   . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                    6.3.New Schedule 3.17 and 3.6   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.4.       Shareholder Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                                                       ARTICLE VII
                                                     COVENANTS OF ACE

         7.1.       Release of Guaranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         7.2.       Ace's Indemnity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                                                       ARTICLE VIII
                                                 CONDITIONS PRECEDENT TO
                                                OBLIGATIONS OF THE COMPANY

         8.1.       Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         8.2.       Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         8.3.       Opinion   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         8.4.       Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         8.5.       Proceedings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         8.6.       Other Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         8.7.       Fairness Opinion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                                                        ARTICLE IX
                                           CONDITIONS PRECEDENT TO OBLIGATIONS
                                                  OF ACQUISITION AND ACE

         9.1.       Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         9.2.       Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         9.3.       Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         9.4.       Material Adverse Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         9.5.       Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

         9.6.       Due Diligence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         9.7.       Approvals of Third Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         9.8.       Consummation of the Merger; Dissenters' Rights  . . . . . . . . . . . . . . . . . . . . . . . . .  32
         9.9.       Proceedings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         9.10.      Other Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         9.11.      Shareholder Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         9.12.      Financing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         9.13.      Employment Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                                                        ARTICLE X
                                                      MISCELLANEOUS

         10.1       Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         10.2.      Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         10.3.      Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         10.4.      Non-Survival of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . .  35
         10.5.      Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         10.6.      Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         10.7.      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.8.      Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.9.      Waiver and Other Action   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.10.     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         10.11.     Securities Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                         AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger, dated as of October 13, 1995 (this "Agreement"), is by and among Ace Cash Express, Inc., a Texas corporation ("Ace"), Ace Acquisition Corporation, a Florida corporation and wholly-owned subsidiary of Ace ("Acquisition"), and Check Express, Inc., a Florida corporation (the "Company").

                             W I T N E S S E T H:

         WHEREAS, Ace desires to acquire through Acquisition, its wholly-owned subsidiary, all of the issued and outstanding shares of the Company's capital stock, consisting of Common Stock, $0.004 par value (the "Common Stock"); and

         WHEREAS, the parties hereto believe that the acquisition of all of the Common Stock by Acquisition in the manner provided by, and subject to the terms and conditions set forth in, this Agreement and all exhibits, schedules, and supplements hereto is desirable and in the best interests of their respective corporations and shareholders; and

         WHEREAS, certain shareholders of the Company have executed or simultaneously herewith are executing a Shareholder Agreement and Irrevocable Proxy (each a "Shareholder Agreement") which, among other things, grants Ace the irrevocable right to vote their shares of Common Stock in connection with the Merger (as hereinafter defined); and

         WHEREAS, the respective Boards of Directors of the Company, Acquisition, and Ace have approved the Merger and the other transactions contemplated hereby on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual representations, warranties, and covenants herein contained, and certain good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:


                                  ARTICLE I
                             PLAN OF ACQUISITION

         1.1. Merger. In accordance with the provisions of the Florida Business Corporation Act (the "Florida Act"), at the Effective Time (as hereinafter defined), Acquisition shall be merged (the "Merger") into the Company, with the Company being the surviving corporation and a wholly-owned subsidiary of Ace (the Company as it exists after the Effective Time being sometimes referred to herein as the "Surviving Corporation"). The Surviving Corporation shall continue to be governed by the laws of the State of Florida.

         1.2. Effective Time. Upon filing on the Closing Date (as hereinafter defined) of the Articles of Merger with the Secretary of State of Florida pursuant to the Florida Act, the Merger shall become effective (the "Effective Time") upon the issuance of a certificate of merger by the Secretary of State of Florida.

         1.3. Continuance of Corporate Existence. Except as may otherwise be set forth herein, the corporate existence and identity of the Company, with all its purposes, powers, franchises, privileges, rights, and immunities, shall continue unaffected and unimpaired by the Merger, and the corporate existence and identity of Acquisition, with all its purposes, powers, franchises, privileges, rights, and immunities, at the Effective Time shall be merged with and into that of the Company, and the Surviving Corporation shall be vested fully therewith, and the separate corporate existence and identity of Acquisition shall thereafter cease except to the extent continued by statute.

         1.4.       Corporate Government.

                    (a) The Articles of Incorporation of the Company, as in effect on the Effective Time, shall continue in full force and effect and shall be the Articles of Incorporation of the Surviving Corporation.

                    (b) The Bylaws of the Company, as in effect as of the Effective Time, shall continue in full force and effect and shall be the Bylaws of the Surviving Corporation.

                    (c) The officers and directors of Acquisition, in office at the Effective Time, shall continue as the officers and directors of the Surviving Corporation unless otherwise elected or appointed by the Surviving Corporation.

         1.5.       Conversion of Shares.

                    (a) Each share of Common Stock which is outstanding immediately prior to the Effective Time shall at the Effective Time (other than Dissenting Shares as defined in Section 1.6 hereof), by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent the right to receive cash consideration in the amount of $1.20, without any interest thereon, payable to the holder thereof (singly, a "Shareholder" and collectively, the "Shareholders") upon surrender of the certificate representing such share.

                    (b) Each option to acquire shares of Common Stock which is outstanding immediately prior to the Effective Time (the "Option") and listed on Schedule 3.7(c) as an "Option" shall at the Effective Time be cancelled by agreement with the holder thereof, who shall thereupon be entitled to receive cash consideration in the following amount: the difference between (1) the product of (x) $1.20 and (y) the number of shares of Common Stock into which the Option is, as of the

         Effective Time, immediately convertible or exercisable and (2) the exercise price of the Option for all of the shares of Common Stock subject to such Option as of the Effective Time. Such consideration, without any interest thereon, shall be payable to the holder of the Option (the "Option Holder") upon the surrender of the option agreement or other instrument representing the Option. Prior to the Closing Date, the Company shall use its best efforts to obtain, at its sole cost and expense, such consents and agreements of all the Option Holders as are necessary to effect the foregoing described cancellations and shall provide copies of such consents and agreements to Acquisition and Ace at Closing.

                    (c) Each right to acquire shares of Common Stock, other than the Options, which is outstanding immediately prior to the Effective Time (the " Warrants") shall at the Effective Time be cancelled by agreement with the holder thereof (the "Warrant Holders" and together with the Option Holders and Shareholders, the "Security Holders"), exercised, or redeemed. To the extent required by any Warrant Holder, a Warrant Holder shall, upon agreeing to the cancellation of its or their Warrant, be paid at Closing an amount not to exceed $12,500 in the aggregate for all Warrant Holders. Prior to the Closing Date, the Company shall use its best efforts to obtain, at its sole cost and expense, such consents and agreements of all the holders of the Warrants as are necessary to effect the foregoing described cancellations and shall provide copies of such consents and agreements to Acquisition and Ace at Closing.

                    (d) Each share of common stock of Acquisition which is outstanding immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchangeable for one share of common stock of the Surviving Corporation.


         1.6. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by a Shareholder who has not voted such shares in favor of the Merger and who has delivered a written demand for payment of the fair value of such shares within the time and in the manner provided by the Florida Act (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the consideration provided in Section 1.5 of this Agreement, unless and until such Shareholder shall have failed to perfect or shall have effectively withdrawn or lost his right to obtain payment of the fair value of his shares under the Florida Act. If any such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, such holder's shares shall solely represent, as of the Effective Time, the right to receive the consideration provided in Section 1.5 without any interest thereon. The Company hereby covenants and agrees to provide to Ace and Acquisition





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


copies of all written objections to the Merger from the Shareholders as soon as practicable, but in no event later than three days after the Company's receipt of any such objection. In no circumstance shall the Company make any payments with respect to, or in settlement of, any such objections from a Shareholder without the prior written consent of Ace.

         1.7. Closing. Consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Gardere & Wynne, L.L.P., counsel for Ace, at the address stated in Section 10.6 hereof, commencing at 10:00 a.m., local time, on the second business day immediately following the Shareholders' Meeting (as hereinafter defined) and shall proceed promptly to conclusion, or at such other place, time, and date as shall be fixed by mutual agreement of the parties hereto. The day on which the Closing shall occur is referred to herein as the "Closing Date." The Company and Acquisition will cause to be prepared, executed, and delivered Articles of Merger to be filed with the Secretary of State of Florida as of the Closing and all other appropriate and customary documents as any party hereto or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.


                                  ARTICLE II
                            ADDITIONAL AGREEMENTS

         2.1.       Shareholders' Meeting.

                    (a) In accordance with the Florida Act, the Company shall duly call, give notice of, convene, and hold a meeting of the Shareholders (the "Shareholders' Meeting") as soon as practicable for the purpose of approving and adopting this Agreement. In connection with the Shareholders' Meeting, the Company shall (i) include in the Proxy Statement (as hereinafter defined) the recommendation of its Board of Directors that the Shareholders vote in favor of the approval and adoption of this Agreement; (ii) obtain and furnish the information required to be included by it in the Proxy Statement, and, after consultation with Acquisition and Ace, respond promptly to any comments made by the Securities and Exchange Commission ("SEC") with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to the Shareholders on the earliest practicable time following the date of this Agreement; and
         (iii) use its best efforts to obtain the approval and adoption of the Merger by Shareholders holding at least a majority of the shares of Common Stock entitled to vote at the Shareholders' Meeting.

                    (b) The letter to Shareholders, notice of meeting, proxy statement, and form of proxy to be distributed to Shareholders in connection with the Merger, and any schedules required to be filed with the SEC in connection therewith, shall be in form and substance reasonably satisfactory to Acquisition, Ace, and their legal counsel and are collectively referred to herein as the " Proxy Statement."

         2.2.       Exchange of Shares.

                    (a) Acquisition or Ace shall deposit in trust with an exchange agent reasonably acceptable to the Company to be selected by Acquisition (the "Exchange Agent") prior to the Effective Time cash in an aggregate amount necessary to make the payments provided for by
         Section 1.5 to the Security Holders and $1.20 for each Dissenting Share (such amounts being hereinafter referred to as the "Exchange Fund"); and, prior to the Effective Time, Ace and Acquisition shall cause to be prepared an agreement ("Exchange Agreement"), reasonably satisfactory to the parties hereto, to be entered into prior to the Effective Time among the Exchange Agent and the parties hereto, providing for the payment and distribution of the Exchange Fund in accordance with this Agreement. The Exchange Agent shall, pursuant to instructions jointly given by the Company and Acquisition, promptly make the payments provided for by Section 1.5 and payments to holders of Dissenting Shares out of the Exchange Fund. The Exchange Fund shall not be used for any other purposes.

                    (b) Promptly after the Effective Time, the Exchange Agent shall mail to each Security Holder (or, if appropriate, the designee of such Security Holder) a letter of transmittal which shall specify
         (i) that delivery shall be effected, and risk of loss and title to the certificates which represented shares of Common Stock and the agreements, warrants or other documents representing the Options and the Warrants (such certificates, agreements, and warrants are referred to herein as the " Instruments") shall pass, only upon proper delivery of the Instruments to the Exchange Agent and (ii) instructions for use in effecting the surrender of the Instruments for payment therefor. Upon surrender to the Exchange Agent of an Instrument, together with such letter of transmittal duly executed, the holder of such Instrument shall be entitled to receive in exchange therefor cash in the amount provided in Section 1.5, and such Instrument shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Instrument. If payment is to be made to a person other than the person in whose name the Instrument surrendered is registered, it shall be a condition of payment that the Instrument so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Instrument surrendered or established to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 2.2, each Instrument (other than certificates representing Dissenting

         Shares) shall represent for all purposes only the right to receive the amount of consideration provided by Section 1.5 without any interest thereon.

                    (c) After the filing of the Articles of Merger with the Secretary of State of Florida, the stock transfer ledger of the Company shall be closed and there shall be no transfer on the stock transfer books of the Company of the shares of Common Stock which were outstanding immediately prior to such time of filing. If, after the Effective Time, Instruments are presented to the Surviving Corporation, they shall be promptly forwarded to the Exchange Agent for exchange as provided herein.

                    (d) Any portion of the Exchange Fund and the proceeds of any investments thereof that remain unclaimed by the Security Holders for twelve months after the Effective Time shall be repaid to the Surviving Corporation. The unclaimed portion of the Exchange Fund shall thereafter be held by the Surviving Corporation for the benefit of the Security Holders whose Instruments have not theretofore been presented to the Exchange Agent, or as otherwise provided by law.


                                 ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Ace and Acquisition that the following are true and correct as of this date (unless expressly stated to be as of another time) and will be true and correct at and as of the Closing Date (unless expressly stated to be true as of another time) as if made on that date:

         3.1. Organization and Good Standing of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

         3.2. Subsidiaries and Investments. Set forth on Schedule 3.2 are the numbers of authorized and outstanding shares of capital stock of the Company's wholly-owned subsidiaries (the "Subsidiaries"). The Company has no equity, profit sharing, participation, or other ownership interest in any corporation, partnership, or other entity other than in the Subsidiaries. Each of the Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, which is set forth on Schedule 3.2. The issued and outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and all of such shares are owned by the Company free and clear of all liens, claims, and encumbrances of any kind. There is no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call, or other right obligating any of the Subsidiaries to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem, or otherwise acquire, shares of, or securities convertible into or exchangeable for, capital stock of any of the Subsidiaries.

         3.3. Foreign Qualification. Schedule 3.3 lists each jurisdiction where the Company or any Subsidiary owns or leases property or has employees and each jurisdiction where the Company or any Subsidiary is qualified to do business. Each of the Company and the Subsidiaries is duly qualified or licensed to do business and is in good standing as a foreign corporation in every jurisdiction where the nature of its business and operations requires it to be so qualified or licensed.

         3.4. Corporate Power and Authority. Each of the Company and the Subsidiaries has the corporate power and authority and all licenses and permits required by governmental authorities to own, lease, and operate its properties and assets, to carry on its business as currently being conducted, and, with respect to the Company, to execute, deliver, and perform this Agreement and the agreements, documents, and instruments contemplated hereby and to consummate the transactions contemplated hereby and thereby. At a meeting duly called and held in compliance with Florida Act, the Board of Directors of the Company has adopted a resolution (i) approving the Merger, based on a determination that the Merger is fair to the Shareholders and is in the best interests of the Shareholders and (ii) approving and adopting this Agreement and the transactions contemplated hereby and thereby and recommending approval and adoption of this Agreement and the transactions contemplated hereby and thereby by the Shareholders.

         3.5. Binding Effect. This Agreement and the other agreements, documents, and instruments contemplated hereby to be executed by the Company have been or, when executed and delivered, will have been duly executed and delivered by the Company and are or will be, when executed and delivered, the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         3.6. Compliance with Other Instruments. Neither the execution and delivery by the Company of this Agreement and the agreements, documents, and instruments contemplated hereby nor the consummation by it of the transactions contemplated hereby or thereby will violate, breach, be in conflict with, or constitute a default under, or permit the termination or the acceleration of maturity of, or result in the imposition of any lien, claim, or encumbrance upon any property or asset of the Company or any of the Subsidiary pursuant to (i) its Articles of Incorporation or Bylaws or (ii) except as set forth in Schedule 3.6, any note, bond, indenture, mortgage, deed of trust, evidence of indebtedness, loan or lease agreement, other agreement or instrument, judgment, order, injunction, or decree by which the Company or any Subsidiary is bound, to which it is a party, or to which its assets are subject.

         3.7.       Capitalization.

                    (a) The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, of which 5,061,003 shares are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no shares of Common Stock held in treasury.

                    (b) No share of Common Stock has been issued or disposed of in violation of any preemptive rights of any Shareholder. To the Company's knowledge, there are no agreements among the Shareholders limiting or restricting the free transferability of shares of capital stock of the Company or granting to any person a right of first refusal with respect to any such capital stock.

                    (c) There is no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call, or other right obligating the Company to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem, or otherwise acquire, shares of, or securities convertible into or exchangeable for, capital stock of the Company, other than as reflected on Schedule 3.7(c).

         3.8. Financial Statements and Records of the Company. The Company has delivered to Acquisition and Ace true, correct, and complete copies of the following financial statements (the "Company Financial Statements"):

                    (a) the audited consolidated balance sheets of the Company as of years ended December 31, 1992, 1993, and 1994, and the related consolidated statements of income, changes in shareholders' equity, and changes in cash flow for the years then ended, together with the notes thereto and the unqualified reports of the Company's independent public accountants relating thereto; and

                    (b) the unaudited consolidated balance sheet of the Company as of July 31, 1995 (the "Interim Balance Sheet," the date of which is sometimes referred to herein as the "Balance Sheet Date") and the related unaudited consolidated statements of income for the seven-month period then ended (the "Interim Financial Statements"), together with the notes thereto.

The Company Financial Statements present fairly the assets, liabilities, and financial position of the Company as of the dates thereof and the results of operations and changes in cash flow thereof for the periods then ended (subject to year-end adjustments, consisting of normally recurring accruals and adjustments, and the lack of notes thereto with respect to the Interim Financial Statements) and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis with prior periods. Since the Balance Sheet

Date, there has been no change in accounting principles applicable to, or methods of accounting utilized by, the Company. The books and records of the Company have been and are being maintained in accordance with good business practice, reflect only valid transactions, are complete and correct in all material respects, and present fairly in all material respects the basis for the financial position and results of operations of the Company set forth in the Company Financial Statements.

         3.9.       Absence of Certain Changes.  Except as set forth on
Schedule 3.9, since the Balance Sheet Date, each of the Company and the Subsidiaries has not (except as may result from the transactions contemplated by this Agreement):

                    (a) suffered any change in its business, results of operations, working capital, assets, liabilities, or condition (financial or otherwise) or the manner of conducting its business, other than changes in the ordinary course of business that have not, individually or in the aggregate, had a material adverse effect on the business, results of operations, assets, condition (financial or otherwise), or prospects of the Company or any Subsidiary;

                    (b) suffered any damage or destruction to or loss of its assets, whether or not covered by insurance, that has had or might have a material adverse effect on the business, results of operations, assets, condition (financial or otherwise), or prospects of the Company or any Subsidiary;

                    (c) acquired or disposed of any asset, or incurred, assumed, guaranteed, endorsed, paid or discharged any indebtedness, liability or obligation, or subjected (or permitted to be subjected) any material amount of assets to any lien, claim, or encumbrance of any kind, except in the ordinary course of business, consistent with past practices;

                    (d) forgiven, compromised, cancelled, released, waived, or permitted to lapse any rights or claims that are material, individual or in the aggregate;

                    (e) entered into or terminated any agreement, commitment or transaction, or agreed or made any changes in any leases or agreements that are material, individual or in the aggregate, other than renewals or extensions thereof and leases, agreements, transactions, and commitments entered into in the ordinary course of business, consistent with past practices that involved payments not exceeding $10,000 per year or $10,000 in the aggregate;

                    (f) written up, written down, or written off the book value of any material amount of assets;

                    (g) declared, paid, or set aside for payment any dividend or distribution with respect to its capital stock;

                    (h) redeemed, purchased, or otherwise acquired, or sold, granted, or otherwise disposed of, directly or indirectly, any of its Common Stock, Warrants, or Options or any rights to acquire such Common Stock, or agreed to changes in the terms and conditions of any such rights outstanding as of the date of this Agreement;

                    (i) increased the compensation of or paid any bonuses to any employees or contributed to any employee benefit plan, other than in accordance with established policies, practices, or requirements, consistent with past practices;

                    (j) entered into any employment, consulting, compensation, or collective bargaining agreement with any person or group;

                    (k) entered into, adopted, or amended any employee benefit plan;

                    (l) incurred any indebtedness for borrowed money or discharged any liabilities or obligations; or

                    (m) lost or terminated employees, customers, or suppliers that could or does materially and adversely affect the Company.

         3.10. No Undisclosed Liabilities. There are no liabilities or obligations of the Company or any of the Subsidiaries of any nature, whether absolute, accrued, contingent, or otherwise, other than: (i) the liabilities and obligations that are fully reflected, accrued, or reserved against on the Interim Balance Sheet, for which the reserves are appropriate and reasonable;
(ii) liabilities and obligations that have been incurred since the Balance Sheet Date and which either are not required to be disclosed pursuant to
Section 3.9 or are so disclosed; or (iii) liabilities or obligations not required to be disclosed in financial statements prepared in accordance with GAAP.

         3.11. Tax Liabilities. Except as disclosed in Schedule 3.11, (i) the Company and each of the Subsidiaries have filed or will file, within the times and in the manner prescribed by law, all Tax (as hereinafter defined) returns, statements, forms, and reports ("Returns") which are required to be filed by or with respect to the Company or any of the Subsidiaries with respect to any Taxable (as hereinafter defined) period ending on or before the Closing, and such Returns accurately reflect all liability for Taxes for the periods covered thereby; (ii) all Taxes payable by or due from or with respect to the Company or any Subsidiaries for any Taxable period ending on or before the Closing have been fully paid or adequately disclosed and fully provided for in the books and records of the Company and the Subsidiaries and the Interim Balance Sheet; (iii) all Taxes required to be withheld by the Company or the Subsidiaries and the portion of any such Taxes to be paid by the Company or the Subsidiaries to any federal, state, county, local, or foreign governmental or public body or agency

("Governmental Body") are set aside in accounts for such purpose or approved, reserved against, and entered upon the books of the Company and the Subsidiaries; (iv) neither the Company nor any of the Subsidiaries is delinquent in the payment of any Tax and there is no Tax deficiency or delinquency asserted against the Company or the Subsidiaries or any unpaid assessment, proposal for additional Taxes, deficiency or delinquency in the payment of any of the Taxes of the Company or the Subsidiaries that could be asserted by any Government Body; (v) no request has been made for an extension of time within which to file a return of, or with respect to, the Company or the Subsidiaries which extension has expired without the appropriate return being filed; (vi) neither the Company nor the Subsidiaries are, or ever has been, a party to, or bound by, any tax-sharing, tax-allocation or similar agreement involving an obligation to indemnify any other person or entity with respect to Taxes; (vii) no examination of any Return of, or with respect to, the Company or the Subsidiaries is currently in progress or pending; (viii) there are no outstanding agreements or waivers extending the statutory period of limitation applicable to the assessment or collection of any Tax of, or with respect to, the Company or the Subsidiaries; (ix) neither the Company nor any Subsidiary has violated any Tax laws applicable to the Company, any Subsidiary or their assets or employees; (x) there is no lien, security interest, claim, restriction, or encumbrance of any kind on or pending against any of the Company's or any Subsidiary's assets that is the result of any unsatisfied Tax liability of the Company, any Subsidiary, or any other person; and (xi) the consummation of the transactions contemplated hereby will not result in the imposition or creation of an obligation or liability to pay any Tax or other governmental charge on the Company or its assets, except for Tax obligations or liabilities that may result from any Tax election made by Ace or Acquisition on or after the Closing Date.

        For purposes of this Agreement, " Tax" (and, with correlative meaning, "Taxes," "Taxing," and "Taxable") means (i) any tax or items referred to as a tax of any kind whatsoever, together with any interest, penalty, or addition to tax, by a Governmental Body responsible for the imposition of any such tax, whether such tax is a direct result of the Company's or any of the Subsidiaries' activities, or as a result of the Company's or Subsidiaries' being (or having been) a member of an affiliated, consolidated, combined, or unitary group, including, but not limited to, net income, gross income, alternative or add-on minimum, profits, gross receipts, franchise, estimated, sales, use, occupancy, excise, property, ad valorem, withholding, social security, disability, employment, unemployment, withholding on amounts paid to or by a person, payroll, premium, severance, stamp, occupation, capital stock, transfer, registration, value added, environmental, or windfall profit taxes, and any other similar or related levies, assessments, impost, duties, customs, import, license fees, registration fees or other fees or charges; (ii) liability of the Company or the Subsidiaries for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined, or unitary group for any period ending on or before the Closing; and (iii) liability of the Company or the Subsidiaries for the payment of any amounts of the type described in (i) as a result of any express or implied tax-sharing, tax-allocation, or tax-indemnity agreement.

         3.12. Solvency. The Company is not insolvent and the Company will not be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. Except as caused by any intercompany liability or intercompany receivable, no Subsidiary is insolvent. In addition, at the Effective Time after giving effect to the consummation of the transactions contemplated by this Agreement, (i) the Company will be able to pay its debts as they become due, (ii) the property of the Company will not constitute unreasonably small capital, and the Company will not have insufficient capital with which to conduct its business, and (iii) taking into account pending and threatened litigation, final judgments against the Company in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, the Company will be unable to satisfy any such judgments promptly in accordance with their terms. As used in this Section 3.12, "insolvent" means that the sum of the present fair salable value of a person's assets does not exceed its debts and other probable liabilities, and "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent, disputed or undisputed, or secured or unsecured.

         3.13. Title to Properties. Except as reflected on Schedule 3.13, each of the Company and the Subsidiaries has good and indefeasible fee or leasehold title to the assets reflected in its books and records as being owned or leased, including the real and personal properties reflected in the Interim Balance Sheets (except as have been disposed of since the Balance Sheet Date in transactions in the ordinary course of business that either are not required to be disclosed pursuant to Section 3.9 or are so disclosed). All of such assets are free and clear of any lien, claim, or encumbrance, except as reflected in the Company Financial Statements or notes thereto and except for (i) liens for taxes, assessments, or other governmental charges not yet due and payable; (ii) statutory liens incurred in the ordinary course of business that are not yet due and payable; and (iii) landlord or lessor liens contained in or arising by operation of law in connection with leases entered into in the ordinary course of business. All properties and assets material to the present operations of the Company and each of the Subsidiaries are owned or leased by the Company and each such Subsidiary and, except for those assets acquired since the Balance Sheet Date, are reflected on the Company Financial Statements and notes thereto in the manner and to the extent required by GAAP.

         3.14. Condition of Tangible Assets. The tangible assets of the Company and each of the Subsidiaries as reflected in the Interim Balance Sheet are in good operating condition and repair, subject only to ordinary wear and tear, and are adequate for the uses to which they are presently being put by the Company and conform with all applicable ordinances, regulations, and laws. No improvement or structure on any of the real property leased or subleased by the Company or any Subsidiary (i) is, or has been within the lesser of the last 12 months or the length of time the Company or any Subsidiary has leased the real property, damaged by any casualty or act of God (whether or not covered by insurance),
(ii) is, or has been within the lesser of the last 12 months or the length of time the Company or any Subsidiary has leased the real property, subject to any taking or condemnation proceeding, or (iii) to the knowledge of the Company encroaches on any adjacent real property.

         3.15. Contracts. Schedule 3.15 is a complete and accurate list of all of the following categories of contracts and commitments (including summaries of the principal terms of oral contracts) to which the Company or any of the Subsidiaries is a party or bound or by which any of their assets are subject (the "Commitments"), excluding (i) any contracts that are terminable by either party without cause on 30 days' notice and (ii) contracts which involve payments in the aggregate of $10,000 or less:

                    (a) contracts with any labor union; employee benefit or bonus plans or contracts; employment, consulting, compensation or similar contracts, including confidentiality agreements;

                    (b) leases, whether as lessor or lessee; loan agreements, mortgages, indentures, instruments of indebtedness, or commitments involving indebtedness for borrowed money or money loaned to others; guaranty or suretyship, performance bond, indemnification, or contribution agreements; license agreements, assignments or arrangements relating to Proprietary Assets (as hereinafter defined);

                    (c) contracts which cannot be terminated without penalty upon 30 or fewer days' prior notice;

                    (d)      insurance policies;

                    (e) deeds or other documents evidencing an interest in or contract to purchase or sell real property;

                    (f) deeds of trust, mortgages, indentures, or other security agreements;

                    (g) distribution, marketing, dealership or sales agreements or agreements with commission agents, public relations or advertising agencies, accountants, or attorneys;

                    (h) powers of attorney, including with regard to tax matters;

                    (i)      partnership or joint venture agreements;

                    (j) contracts containing a noncompetition covenant or other restriction on conducting business;

                    (k) agreements relating to any matter or transaction in which an interest is held by a person which is an "affiliate" of the Company as that term is defined in Rule 144(a)(i) under the Securities Act of 1933, as amended (the " Securities Act"), or any "associate" of any such affiliate as that term is defined in Regulation 14A of the general rules and regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                    (l) all franchise agreements, whether the Company or any Subsidiary is the franchisee or the franchisor;

                    (m) other contracts which involve aggregate payments to or by the Company or any of its Subsidiaries of $10,000 or more; and

                    (n) contracts or commitments made by the Company or any Subsidiary granting any person any right to develop, franchise, license, own, manage, or operate the Company's stores or any other comparable store.

The Company has furnished or made available to Acquisition or Ace accurate and complete copies of the Commitments. All of the Commitments are valid, binding, and enforceable. There is no existing breach, violation, default, event of default or event, occurrence or act by the Company, the Subsidiaries, or, to the Company's knowledge, by any other party thereto that, with or without the giving of notice, lapse of time, or the occurrence of any other event, would constitute a default on any Commitment, nor is there any valid basis for any claim of default by any party against the Company or the Subsidiaries or, to the Company's knowledge, by the Company or the Subsidiaries against any other party relating to the Commitments. There is no material dispute among the parties to any Commitment and no penalty has been incurred with respect thereto. No defenses, offsets, or counterclaims have been asserted or, to the knowledge of the Company, may be made by any party to, nor has the Company waived any material rights thereunder, except as described in Schedule 3.15. Except as set forth in Schedule 3.15, there is no material liability, whether accrued, contingent, or otherwise (known or unknown and asserted or unasserted), arising out of transactions effected or events relating to the Company, any Subsidiary, or their assets. The Company is not a party to, and none of its assets are subject to or otherwise affected by, any agreement or instrument, or any charter or other restriction, or any judgment, order, writ, injunction, decree, rule, or regulation, that could or does materially adversely affect the Company, any Subsidiary, or their assets. The Company is not aware of any plan or intention of any other party to any Commitment to exercise any right to cancel or terminate any Commitment in advance of its normal maturity or termination date or any facts presently existing that would justify the exercise of such right. Neither the Company nor any of the





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Subsidiaries currently contemplate any amendment or change to any Commitment except as indicated on Schedule 3.15. Except as indicated on Schedule 3.15, neither the Company nor any of the Subsidiaries is in violation of or default under, nor has any event occurred that, with the lapse of time or the giving of notice or both, would constitute a violation of or default under or pursuant to, the articles or certificate of incorporation or bylaws of the Company or any of the Subsidiaries.

         3.16. Litigation and Government Claims. Other than as set forth on Schedule 3.16, there is no pending suit, claim, action, or litigation, or governmental, administrative, arbitration, or other proceeding or governmental investigation or inquiry, against the Company or any of the Subsidiaries or to which any of their business or assets are subject. None of such pending matters will, severally or in the aggregate, have a material adverse effect on the results of operations, assets, or condition, financial, or otherwise, of the Company, any Subsidiary or their assets. Except as described on Schedule 3.16, to the knowledge of the Company, there are no claims (whether or not the potential claimant may be aware of the claim) of any nature that might be asserted against the Company or a Subsidiary that would, severally or in the aggregate, have an adverse effect on the results of operations, assets, condition (financial or otherwise), or prospects of the Company, any Subsidiary, or their assets. Neither the Company nor any Subsidiary is a party to or subject to any judgment, order, injunction, or decree entered in any suit or proceeding brought by any governmental authority or any other person.

         3.17.      Necessary Approvals and Consents.  Except as set forth on
Schedule 3.17 and other than (i) the filing of the Articles of Merger with the Secretary of State of Florida and (ii) filing the Proxy Statement with the SEC and compliance with federal and applicable state securities laws, no authorization, consent, permit, or license or approval of, or declaration, registration, or filing with, any person or governmental or regulatory authority or agency is necessary for the execution and delivery by the Company of this Agreement, and the other agreements executed or to be executed by it in connection with this Agreement and the consummation by the Company of the transactions contemplated by this Agreement and the ownership and operation by the Surviving Corporation of the Company's business and properties after the Closing Date in substantially the same manner as now owned and operated.

         3.18. Licenses and Permits. The Company and each Subsidiary possess those licenses, authorizations, and permits in connection with or relating to their business indicated on Schedule 3.18, correct and complete copies of which have been delivered to Ace or Acquisition (collectively, the "Permits"). The Permits constitute all of the licenses, authorizations, and permits necessary under law or otherwise for the Company and the Subsidiaries to conduct their business as now being conducted and to own, operate, maintain, and use their assets in the manner in which they are now being operated, maintained, and used. Each Permit and the

Company's or the Subsidiary's rights with respect thereto is valid and subsisting, in full force and effect, and enforceable by the Company or Subsidiary, as the case may be. Each of the Company and the Subsidiary is in compliance with the terms of its Permits. None the Permits has been, or to the knowledge of the Company, are threatened to be, revoked, canceled, suspended, or modified.

         3.19. Compliance with Laws. Except as set forth in Schedule 3.19, the Company and each Subsidiary is in compliance with all applicable laws and regulations, including the currency transaction reporting requirements of the Bank Secrecy Act and the provisions of applicable laws, rules, and regulations concerning check-cashing, money-order sales, and money-order remittances. Assuming the filings, approvals and consents set forth in
Schedule 3.17 are obtained or filed before or at the Closing, neither the execution, delivery, and performance by the Company of this Agreement or the other agreements and documents to be executed by it in connection with this Agreement nor the consummation by it of the transactions contemplated hereby or thereby will violate any applicable law, rule, or regulation or any judgment, decree, injunction, or order of any court or other governmental authority having jurisdiction over the Company or any Subsidiary or any of their respective assets.

         3.20.      Regulatory Reports.   Except as indicated on Schedule 3.20:

                    (a) The Company and the Subsidiaries have filed all reports, registrations, and statements, together with any amendments required to be made thereto, that are required to be filed with any state or federal regulatory agency or authority in connection with the offering and sale of franchises by the Company or any Subsidiary. The Company and the Subsidiaries have filed with the appropriate regulatory agencies and authorities within the applicable filing period all reports required to be filed by the Company and the Subsidiaries relating to its check cashing business including, without limitation all Currency Transaction Reports. All such reports, registrations and statements filed by the Company and the Subsidiaries are true, correct, and complete. No fine, penalty, or charge has been assessed against the Company and the Subsidiaries in connection with the filing of, or the failure to file, such reports, registrations and statements.

                    (b) The Company is subject to the reporting provisions of Section 12 of the Exchange Act, and the rules and regulations of the SEC promulgated under Section 12 of the Exchange Act. Since the Company first became subject to the reporting provisions of the Exchange Act, the Company has filed all required forms, reports, and documents with the SEC required to be filed by it pursuant to the Exchange Act and the SEC rules and regulations thereunder, all of which, as thereafter amended (collectively, the " Company SEC Reports"), have, except as to timeliness of filings due prior to January 1, 1994, complied in all material respects with all applicable requirements of the Exchange Act and the rules promulgated thereunder. None of the Company SEC Reports, including, without limitation, any financial statements or schedules included therein, at the time filed, as thereafter amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No amendment to any Company SEC Report, or the facts or circumstances underlying the need for such amendment, have subjected or is expected in the future to subject the Company or the Surviving Corporation to any liability, fine, restriction, or other penalty.

                    (c) The Proxy Statement will, at the time it is filed with the SEC, mailed to the Shareholders, and at any time prior to the Shareholders' Meeting, (i) not contain any false or misleading statement with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) comply in all respects with the federal securities laws, the rules and regulations promulgated by the SEC, applicable state securities laws, and the rules and regulations promulgated by any applicable state securities commission.

         3.21.      Intellectual Property and Advertising.

                    (a) Set forth on Schedule 3.21 is a list of the permits, licenses, and registrations to use the trade or service marks, patents, copyrights, trade dress, trade designations, processes, operational manuals, techniques, and similar property (collectively, the "Proprietary Assets") owned or used by the Company or any of the Subsidiaries. Each of the Company and the Subsidiaries owns or has the unrestricted right to use all of the Proprietary Assets necessary to operate its business. Each of the Company and the Subsidiaries has the right to use the Proprietary Assets without infringing or violating the rights of any other person. No claim has been asserted by any person challenging the validity of the Proprietary Assets or the use thereof by the Company or any of the Subsidiaries. The Proprietary Assets used by the Company or any of the Subsidiaries in its operations may continue to be so used without the consent of, or payment of consideration to, any other person.

                    (b) The Company has used its best efforts to set forth on Schedule 3.21 a list of all advertisements, marketing material, and any other materials used in the media by any of the Company or the Subsidiaries in advertising or describing the Company's or any of the Subsidiaries' products or services, including, but not limited to, scripts, jingles, and slogans.

         3.22. Insurance. Each of the Company and the Subsidiaries maintains insurance coverage as set forth on Schedule 3.22, which coverage is with duly licensed and reputable carriers, sufficient for compliance with all requirements of law and all agreements to which the Company or any of the Subsidiaries is a party and sufficiently insures its properties and assets.
All premiums due for such insurance coverage have been paid or accrued for in the Interim Balance Sheet. The Company and the Subsidiaries have not received any notices from any insurance company of any defects or inadequacies in the property owned or leased by them or any part thereof which would adversely affect the insurability of such property or the premiums for the insurance thereof. In the last five years, no insurance policy of the Company or any Subsidiary has been terminated by the insurer prior to the end of the term of the policy and no insurance company, firm, or agency has refused or declined to insure the Company or any Subsidiary.

         3.23. Labor and Employee Relations. With respect to all employees of the Company or any Subsidiary:

         (a) the Company and the Subsidiaries are in compliance with all applicable laws respecting employment and employment practices, terms, and conditions of employment, and wages and hours;

         (b) there is no collective bargaining agreement or other labor union contract applicable to any employee of the Company or the Subsidiaries, and no such agreement or contract has been requested;

         (c) the Company has no knowledge of any union organization activities or proceedings involving any employees of the Company or its Subsidiaries;

         (d) there is no unfair labor practice complaint against the Company or its Subsidiaries pending before the National Labor Relations Board or, to the knowledge of the Company, so threatened, and neither Company nor any Subsidiary is engaged in any unfair labor practice or is aware of any problems with employees that could have an adverse effect on the Company or any Subsidiary;

         (e) there is no strike, labor dispute, slowdown, stoppage, or other material interference with, or impairment of, the Company or any Subsidiary by labor actually pending or, to the knowledge of the Company, threatened or contemplated; and

         (f) except as set forth on Schedule 3.23, there exists (i) no charge of discrimination, lawsuit or threatened lawsuit involving any violation of any fair employment law, wage payment law, or occupational health and safety law, and (ii) no pending or, to the knowledge of the Company, threatened litigation arising out of any present or past employment relationship or employment-related law.

         3.24.      Employee Benefit Plans and Arrangements; ERISA.

         (a) Schedule 3.24 contains a complete and correct list of each pension, profit-sharing, thrift, or other retirement plan, employee stock ownership plan, deferred compensation, stock option, stock purchase, performance share, bonus, or other incentive plan, severance plan, health, group insurance, or other welfare plan, or other similar plan, agreement, policy, or understanding, including any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), under which the Company or any other corporation or trade or business under common control with the Company (an "ERISA Affiliate") as determined under Sections 414(b), (c), or (m) of the Internal Revenue Code of 1986, as amended (the "Code"), has any current or future obligation or liability or under which any present or former employee of the Company or an ERISA Affiliate has any current or future right to benefits (each such plan, agreement, policy, or understanding being hereinafter referred to individually as a "Plan"). The Company has made available to Acquisition or Ace correct and complete copies of (i) each Plan which covers any present or former employee of the Company or an ERISA Affiliate, (ii) the latest actuarial report, if any, prepared for each such Plan, (iii) the summary plan description, if any, for each such Plan, (iv) the most recent Internal Revenue Service determination letter with respect to each such Plan, if applicable, and (v) the latest annual report (Form 5500 or 5500-C), if any, which has been filed with the Internal Revenue Service for each such Plan. Except as set forth in Schedule 3.24, no Plan which is subject to Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code has incurred an "accumulated funding deficiency" as defined in
Section 302 of ERISA or Section 412 of the Code (whether or not waived). Neither the Company nor any ERISA Affiliate has ever sponsored, adopted, maintained, or been obligated to contribute to a "multiemployer plan" as such term is defined in Section 3(37) of ERISA. No liability under Title IV of ERISA has been incurred by the Company or an ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company or an ERISA Affiliate of incurring liability under Title IV of ERISA, other than for premiums due to the Pension Benefit Guaranty Corporation. The Company has made or will make all contributions required to be made by Seller under any Plan for all periods through and including the Closing Date.

         (b) Each Plan that is intended to be qualified under Section 401(a) of the Code is and has been at all times so qualified, and any related trust is and has been at all times exempt from federal income taxation under
Section 501 of the Code. Each trust described in Section 501(c)(9) of the Code is and has been at all times exempt from federal income taxation under Section 501(a) of the Code. There are no actions, claims, lawsuits, or arbitrations (other than routine claims for benefits) pending, or to the knowledge of the Company, threatened with respect to any Plan or the assets of any of the trusts under any of the Plans, and the Company has no knowledge of any facts or circumstances which, in its or his reasonable judgment, could give rise to any such actions, claims, lawsuits, or arbitrations (other than routine claims for benefits).

         (c) Neither the Company nor any ERISA Affiliate has engaged in a transaction which would subject the Company or any ERISA Affiliate to tax, penalty, or liability imposed by ERISA or the Code, including a tax under Sections 4975, 4976 and 4980B of the Code. There are no contracts, arrangements, or understandings pursuant to which the Company or an ERISA Affiliate is obligated to provide medical or other welfare benefits to any person following retirement or other termination of employment (except to the extent required by Part 6 of Subtitle B of Title I of ERISA). No lien has been filed by any person or entity on the assets of the Company or any ERISA Affiliate relating to the operation or maintenance of the Plans, and no lien exists by operation of law or otherwise on the assets of the Company as a result of the operation or maintenance of the Plans or any other similar plan or plans, and Company has no knowledge of the existence of facts or circumstances which, in its or his reasonable judgment, could result in the imposition of such a lien.

         3.25. Corporate Name. Except as set forth on Schedule 3.16, there are no actions, suits, or proceedings pending or, to the knowledge of the Company, threatened or which may be asserted against or affecting the Company or any Subsidiary which may result in any impairment of the right of the Company or any Subsidiary to use their corporate name.

         3.26.      Compliance with Environmental Laws.

         Except as set forth on Schedule 3.26, neither the Company, nor any Subsidiary nor any real property or facility currently or formerly leased, used, or operated by the Company or any Subsidiary, nor any of the other assets of the Company or any Subsidiary is in violation of, or has violated, or is or has been in noncompliance with any federal, state, or local laws, rules, or regulations, including any judicial or administrative interpretations thereof or any judicial or administrative orders or judgments, relating to health, safety, pollution, waste, or other environmental matters (collectively, "Environmental Laws"). Without limiting the generality of the preceding sentence:

         (a) except in accordance with applicable Environmental Laws (including the obtaining of any necessary permits thereunder), no Materials of Environmental Concern (as hereinafter defined) have been used, generated, manufactured, stored, treated, or Released (as hereinafter defined) on, under, or about any real property or facility currently or formerly leased, used, or operated by the Company or any Subsidiary, and no Materials of Environmental Concern are included in any of the assets of the Company or any Subsidiary;

         (b) neither the Company nor any Subsidiary has been named as a responsible or potentially responsible party under, and none of the real property or facilities leased, used, or operated by the

Company or any Subsidiary has been nominated or identified as a facility which is subject to an existing or potential claim under, any Environmental Law, and none of such real property or facilities is subject to any lien, claim, or encumbrance arising under any Environmental Law;

         (c) neither the Company nor any Subsidiary is now or will be in the future, as a result of the operation of its business or assets before the Closing, subject to any (i) contingent liability in connection with any Release or threatened Release of any Materials of Environmental Concern, whether on or off any real property or facility currently or formerly leased, used, or operated by the Company or any Subsidiary, or (ii) reclamation or remediation requirements under Environmental Laws, or any reporting requirements related thereto;

         (d) except as set forth on Schedule 3.26, there are no underground storage tanks, pits, sumps, or impoundments (as defined under Environmental Laws) located under any real property or facility currently or formerly leased, used, or operated by the Company or any Subsidiary;

         (e) neither the Company nor any Subsidiary has received any notice of any Release or threatened Release of Materials of Environmental Concern or of any violation of, noncompliance with, or remedial obligation under Environmental Laws relating to the ownership, use, maintenance, operation of, or conduct of business related to any real property or facility currently or formerly leased, used, or operated by the Company or any Subsidiary, nor is there any reasonable basis for any of the foregoing; and

         (f) neither the Company nor any Subsidiary has agreed to, assumed, or retained, by contract or otherwise, any obligation, undertaking, or liability arising out of or relating to Environmental Laws relating to the Company, any Subsidiary or their assets.

As used in this Section 3.26, (i) "Materials of Environmental Concern" means any solid or hazardous waste, hazardous substance, pollutant, contaminate, or other product or substance that is listed, regulated, or designated as toxic or hazardous, or with respect to which remedial obligations may be imposed, under any Environmental Laws, and (ii) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Materials of Environmental Concern.

         3.27. Employees and Consultants. Set forth on Schedule 3.27 is a complete and accurate list of all employees of the Company, together with their positions and their current annual salaries and other compensation, including accruals for vacations. Except as set forth on Schedule 3.27, (i) within the last 12 months, the Company has not granted or become obligated to grant any increases in the wages or salary of, or paid or become obligated to pay any bonus or made or become obligated to make any similar payment to or grant any benefit to or on behalf of, any employee or agent other than in the ordinary course of business and to the extent any employees wages or salary was increased by less than 20%, and (ii) neither the Company nor any Subsidiary has direct or indirect, express or implied, obligation to pay severance or termination pay to any employee of the Company or a Subsidiary, or to pay any amounts to any consultant, agent, or similar person. Complete and accurate employee policy manuals of the Company and the Subsidiaries have been delivered to Ace. If such terms are not set forth in writing, Schedule 3.27 sets forth each of the Company's and the Subsidiaries' practices with regard to conditions and terms of employment and termination benefits with respect to such employees.

         3.28. Pricing. Schedule 3.28 is a complete and accurate (i) list of the Company's current standard fees and charges relating to the Company and
(ii) description of all changes or revisions thereto made or effected or proposed in the last 12 months.

         3.29. Brokers and Finders. Except as to the obtaining of an opinion as to the fairness of the Merger to the Shareholders, as referred to elsewhere in this Agreement, the fees and expenses of which will be paid by the Company prior to the Closing, the Company has not engaged any person to act or render services as a broker, finder, or similar capacity in connection with the transactions contemplated hereby, and no person has, as a result of any agreement or action by the Company, any right or valid claim against the Company, Ace, Acquisition, or any of Ace's affiliates for any commission, fee, or other compensation as a broker or finder, or in any similar capacity, in connection with the transactions contemplated hereby.

         3.30. Accuracy of Information Furnished. No representation or warranty made by the Company in this Agreement (including all of the Exhibits and Schedules), or in any document or instrument delivered by the Company pursuant to this Agreement, contains or will on the Closing Date contain any untrue statement of a material fact or omits or will on the Closing Date omit to state a material fact necessary to make the statements contained herein or therein not misleading under the circumstances under which such statements are made. The Company has provided to Acquisition and Ace originals or true, correct, and complete copies of all information and documents referred to in the Schedules and otherwise requested in writing by counsel to Acquisition and Ace.


                                  ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF ACQUISITION AND ACE

         Ace and Acquisition, jointly and severally, represent and warrant to the Company as follows:

         4.1. Organization and Good Standing. Ace is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas. Acquisition is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

         4.2. Power and Authority. Acquisition has the corporate power and authority and all licenses and permits required by governmental authorities to own, lease, and operate its properties and assets and to carry on its business as currently being conducted.

         4.3. Authority and Validity. Each of Acquisition and Ace has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other documents executed or to be executed by Acquisition and Ace, as appropriate, in connection with this Agreement, and the execution, delivery, and performance by each of Acquisition and Ace of this Agreement and the other documents executed or to be executed by Acquisition and Ace, as appropriate, in connection with this Agreement have been duly authorized by all necessary corporate action.

         4.4. Binding Effect. This Agreement and the other documents executed or to be executed by either Acquisition or Ace in connection with this Agreement have been or will have been duly executed and delivered by Acquisition or Ace, as appropriate, and are or will be, when executed and delivered, the legal, valid, and binding obligations of Acquisition and Ace.

         4.5. Compliance with Other Instruments. The execution and delivery by Acquisition and Ace of this Agreement and the consummation by each of them of the transactions contemplated hereby will not violate, breach, be in conflict with, or constitute a default under, or permit the termination or the acceleration of maturity of, or result in the imposition of any lien, claim, or encumbrance upon any property or asset of Acquisition or Ace pursuant to, the articles of incorporation or bylaws of either Acquisition or Ace, or any note, bond, indenture, mortgage, deed of trust, evidence of indebtedness, loan or lease agreement, other agreement or instrument, judgment, order, injunction, or decree by which either Acquisition or Ace is bound, to which either of them is a party, or to which either of their assets are subject.

         4.6. Proxy Statement. None of the information supplied or to be supplied by either of Acquisition or Ace for inclusion in the Proxy Statement will be, at the time it is filed with the SEC or when it is first mailed to the Shareholders, false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will deliver to Acquisition and Ace a complete and accurate copy of the Proxy Statement for their review and comment within a reasonable time prior to the filing of such Proxy Statement with the SEC and the mailing of such Proxy Statements to the Shareholders.

         4.7. Necessary Approvals and Consents. Other than filing the Articles of Merger with the Secretary of State of Florida and the consents set forth on Schedule 4.7, no authorization, consent, permit, or license or approval of, or declaration, registration, or filing with, any person or governmental or regulatory authority or agency is necessary for the execution and delivery by each of Acquisition and Ace of this Agreement and the other agreements executed or to be executed by them in connection with this Agreement and the consummation by them of the transactions contemplated by this Agreement.

         4.8. Brokers and Finders. Ace and Acquisition have not engaged any person to act or render services as a broker, finder, or similar capacity, and no person has, as a result of any agreement or action by the Ace or Acquisition, any right or valid claim against the Company, Ace, Acquisition, or any of the Company's affiliates for any commission, fee, or other compensation as a broker or finder, or in any similar capacity.


                                  ARTICLE V
                               JOINT COVENANTS

         The Company, Acquisition and Ace, jointly and severally, covenant with each other as follows:

         5.1. Notice of any Material Change. The Company, on the one hand, and Acquisition and Ace, on the other hand, shall, promptly after the first notice or occurrence thereof but not later than the Closing Date, advise the other in writing of any event or the existence of any state of facts that:

                    (a) would make any of the notifying party's or parties' representations and warranties in this Agreement untrue in any material respect; or

                    (b) would otherwise constitute a material adverse change in the business, results of operation, working capital, assets, liabilities, or condition (financial or otherwise) of the notifying parties taken as a whole.

Except as contemplated by Section 6.3, no supplement or amendment to any Schedules shall have any effect for the purpose of determining the satisfaction of or compliance with the conditions to the obligations of the parties set forth in Article VIII of this Agreement.

         5.2. Cooperation. Each of the parties hereto shall, and shall cause each of its affiliates to, use its best efforts to:

                    (a) proceed promptly to make or give the necessary applications, notices, requests, and filings at the earliest practicable date and, in any event, before the Closing Date, to obtain the approvals, authorizations, and consents necessary to consummate the transactions contemplated by this Agreement;

                    (b) cooperate with and keep the other informed in connection with this Agreement; and

                    (c) take such actions as the other parties may reasonably request to consummate the transactions contemplated by this Agreement and use its and their best efforts and diligently attempt to satisfy, to the extent within its and their control, all conditions precedent to the obligations to close this Agreement.

         5.3. Press Releases. The parties hereto agree that all press releases and other announcements relating to this Agreement and the other agreements, documents, and instruments executed and delivered in connection herewith and the transactions contemplated hereby and thereby will be prepared jointly by the Company and Ace; provided, however, the foregoing shall not prevent any disclosure by the Company or Ace that may be necessary to comply with the Exchange Act, regulations promulgated by SEC, any other Federal or state law, or any listing agreement with the NASDAQ National Market after written notice to the other parties hereto no later than three days prior to such disclosure or, if three days' notice is not practicable, at the earliest possible time. Notwithstanding the foregoing, no party hereto shall be liable for any disclosure made by a third party beyond the reasonable control of such party.

         5.4. SEC Filings. Until the Effective Time, the Company and Ace will promptly provide each other (or their respective counsel) copies of all filings made by such party with the SEC or any other Governmental Body in connection with this Agreement and the transactions contemplated hereby.

         5.5. Confidentiality. Except to the extent required otherwise by applicable law or any Government Body, subpoena, civil investigative demand or other similar process, each of the parties hereto will treat confidentially, and not use or disclose except as contemplated by Agreement, all information provided to one party by the other and designated as confidential. No information will be deemed confidential and subject to this Section 5.5 if it is developed independently by a party, was available to a party prior to the date August 21, 1995 or is or becomes generally available to the public other than as a result of a breach by a party of its obligations under this Section
5.5. Neither Ace or Acquisition nor the Company shall publicly disclose any information relating to discussions or negotiations between Ace and the Company except (i) press releases pursuant to Section 5.3, (ii) Ace, Acquisition and the Company may continue such communications with employees, customers, suppliers, franchisees, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other party or the prompt consummation of the transactions contemplated by this Agreement and (iii) as required by any law rule or regulation. The provisions of this Section 5.5 will survive the termination of this Agreement and any negotiations and discussions between Ace, Acquisition and the Company for a period of one year after such termination.

                                  ARTICLE VI
                           COVENANTS OF THE COMPANY

         The Company covenants and agrees with Acquisition and Ace as follows:

         6.1. Access. During the period pending the Closing Date, the Company shall afford to Acquisition, Ace, and their officers, employees, accountants, counsel, and other authorized representatives, full access to and the right to inspect, review, and make copies, as appropriate of its and the Subsidiaries' assets, properties, books, contracts, commitments, and records, view the Company's physical properties and communicate with key employees and customers and suppliers of the Company on a basis reasonably satisfactory to Ace. The Company will furnish or use its best efforts to cause representatives to furnish promptly to Acquisition and Ace such additional financial and operating data and other documents and information (certified if requested and reasonably susceptible to certification) relating to its and their business and properties as Acquisition, Ace, or their duly authorized representatives may from time to time reasonably request.

         6.2. Conduct of Business Prior to Closing Date. During the period pending the Closing Date,

                    (a) the Company shall conduct its and each of the Subsidiaries' operations in the ordinary and usual course of business consistent with past and current practices, and shall use its best efforts to maintain and preserve intact its and each of the Subsidiaries' business organization and goodwill, to retain the services of its and each of the Subsidiaries' key officers and employees, and to maintain satisfactory relationships with all persons having business relationships with it and them;

                    (b) the Company shall in good faith advise one or more representatives of Acquisition and Ace as reasonably requested of material operational matters and the general status of ongoing operations of the Company and the Subsidiaries to the extent known;

                    (c) the Company shall notify Acquisition and Ace of any emergency or other change in the normal course of the Company's or any of the Subsidiaries' business and of any governmental complaints, investigations, or hearings (or communications indicating that the same may be contemplated), if such emergency, change, complaint, investigation, or hearing would be material to the Company's or any of the Subsidiaries' business and properties, taken as a whole, including, without limitation, complaints, investigations, or hearings relating to any franchises, licenses, or permits held or granted by the Company or any of the Subsidiaries;

                    (d) the Company will not initiate, solicit or encourage (including by way of furnishing non-public information or assistance), or take any other action intended or designed, directly or indirectly, to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction (as hereinafter defined), or enter into discussions or negotiate with any person or entity or otherwise cooperate in any way in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize any of the officers, employees, agents, representatives or directors of the Company to take any such action, and the Company shall direct and instruct and use its best efforts to cause the directors, officers, employees, agents, and representatives of the Company (including, without limitation, any investment banker, financial advisor, attorney, or accountant retained by the Company) not to take any such action, and the Company shall promptly notify Ace if any such inquiries or proposals are received by the Company or any of its or their respective officers, directors, employees, agents, investment bankers, financialadvisors, attorneys, accountants, or other representatives, and the Company shall promptly inform Ace as to the material terms of such inquiry or proposal and, if in writing, promptly deliver or cause to be delivered to Ace a copy of such inquiry or proposal, and the Company shall keep Ace informed, on a current basis, of the nature of any such inquiries and the status and terms of any such proposals; provided, however, that nothing contained in this subsection (d) shall prohibit the Company or any of its directors, officers, employees, or agents from (i) reviewing, confirming, or responding to an unsolicited bona fide proposal, or inquiry that could lead to such a proposal, to acquire the Company pursuant to a merger, consolidation, share exchange, business combination, or other similar transaction (a "Bona Fide Proposal"), provided that the Company shall provide written notice to Ace of such Bona Fide Proposal, (ii) furnishing information to, or discussing or negotiating with, any person or entity that makes a Bona Fide Proposal, if, and only to the extent that, (A) the Board of Directors of the Company, after consultation with legal counsel, determines in good faith that such action is required or may reasonably be required for the Board of Directors of the Company to comply with its fiduciary duties to Shareholders imposed by Florida Law, (B) prior to furnishing such information to such person or entity, the Company provides written notice to Ace to the effect that the Company is furnishing information to, or entering into discussions or negotiations with, such person or entity, (C) prior to furnishing such information to such person or entity, the Company receives from such person or entity an executed confidentiality agreement with similar terms to the Confidentiality Agreement dated August 21, 1995, between the Company and Ace and (D) the Company keeps Ace informed, on a current basis, of the status of any such discussions or negotiations; or (iii) complying with Rule 14e-2 promulgated under the Exchange Act or with any other applicable Federal or state law with regard to a Competing Transaction. For purposes of this Agreement, " Competing Transaction" shall mean any of the following (other than the transactions contemplated by this Agreement): (1) any merger, consolidation, share exchange, business combination, or other similar transaction; (2) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition of ten percent or more of the assets of the Company or issuance of ten percent or more of the outstanding voting securities of the Company in a single transaction or series of transactions; (3) any tender offer or exchange offer for ten percent or more of the outstanding shares of capital stock of the Company or the filing of a registration statement under the Securities Act in connection therewith; (4) any solicitation of proxies in opposition to approval by the Shareholders of the Merger; (5) any person shall have acquired beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, ten percent or more of the then outstanding shares of capital stock of the Company; (6) any person or group shall have acquired "control" (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of the Company; or (7) any agreement to, or public announcement by the Company or any other person of a proposal, plan or intention to, do any of the foregoing;

                    (e) the Company shall use its best efforts to take no action that, and shall not fail to take any action the failure to take which, would cause or permit its representations and warranties contained in this Agreement to be untrue in any respect at the Closing; and

                    (f) the Company shall not (i) declare, pay, or set aside for payment any dividend or distribution with respect to its capital stock; (ii) change the number of outstanding shares of Common Stock into a different number of shares or a different class by reason of any classification, recapitalization, split-up, combination, exchange of shares, or readjustment or declare a stock dividend on the shares of Common Stock with a record date within such period; (iii) issue additional shares of Common Stock (except pursuant to the proper exercise by Security Holders of Instruments already outstanding as of the date of this Agreement), or options or warrants to purchase the same, or securities convertible into the same; (iii) redeem, purchase, or otherwise acquire any of the Common Stock, any Warrant, or any Option, except for an amount not greater than the amount that would be paid under Section 1.5 with respect to such shares of Common Stock, Warrants, or Options; (iv) make any material loan or advance to any Shareholder, officer, director, or employee of the Company; or (v) increase the compensation of or pay or accrue any bonus to any employee of the Company other than in accordance with past established practices.

         6.3. New Schedule 3.17 and 3.6. The Company will furnish within five business days after the date hereof, a new Schedule 3.17 which shall specifically list matters requested in Section 3.17 and a new Schedule 3.6 which shall specifically list matters requested in Section 3.6. The new
Schedule 3.6 and Schedule 3.17 delivered pursuant to this Section 6.3 will be in a form reasonably acceptable to Ace. The new Schedule 3.17 and Schedule 3.6 shall replace the Schedule 3.17 and Schedule 3.6 attached hereto on the date hereof.

         6.4. Shareholder Agreements. To the extent any Shareholder Agreement has not been executed by the date hereof, the Company shall use its best efforts to obtain an executed Shareholder Agreement from any shareholder of the Company requested by Ace.

                                 ARTICLE VII
                               COVENANTS OF ACE

         Ace covenants and agrees with the Company as follows:

         7.1. Release of Guaranties. Ace or the Surviving Corporation shall promptly after the Closing Date use its best efforts to obtain the release of the guarantees of Larry Lang ("Lang") listed on Schedule 7.1 of indebtedness and other obligations of the Company described thereon; provided, however, that Ace and the Surviving Corporation shall have no obligation hereunder to provide any financial incentive to any third party for such release.

         7.2. Ace's Indemnity. Subject to the terms and conditions of this Section 7.2, Ace hereby agrees to indemnify, defend, and hold Lang harmless from and against any and all costs, loss, liability, damages, lawsuits, claims, and expenses asserted against or incurred by him by reason of or resulting from his performance of the guarantees listed on Schedule 7.1.
The obligations and liabilities of Ace to Lang under this Section 7.2 hereof shall be subject to the following terms and conditions:

                    (a) Promptly after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, and in any event within such period as may be necessary in order that the rights of Ace will not be prejudiced after the assertion in writing of any other claim by a third party, Lang shall give Ace written notice thereof together with a copy of such claim, process, or other legal pleading, and Ace shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided, however, that Lang may participate in the defense with counsel of his own choice and at his own expense.

                    (b) In the event that Ace, by the 30th day after notice of any such claim has been given to it by Lang (or, if earlier, by the 5th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not notify Lang that it has elected to defend against such claim, Lang will have the right to undertake the defense, compromise, or settlement of such claim on behalf of and for the account and risk of Ace and at Ace's expense, subject to the right of Ace to assume the defense of such claims at any time prior to settlement, compromise, or final determination thereof. Lang will notify Ace of any proposed settlement no later than three days before such settlement is effected.

                    (c) Anything in this Section 7.2 to the contrary notwithstanding, Ace shall not settle any claim without the consent of Lang unless such settlement involves only the payment of money and the claimant provides to Lang, in form and substance satisfactory to that party, a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, Ace shall not settle the claim without the prior written consent of Lang, which consent shall not be unreasonably withheld.

                    (d) Lang and Ace will each cooperate with all reasonable requests of the other.


                                 ARTICLE VIII
                           CONDITIONS PRECEDENT TO
                          OBLIGATIONS OF THE COMPANY

         The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or before the Closing Date of each of the following conditions:

         8.1. Compliance. Each of Acquisition and Ace shall have, or shall have caused to be, satisfied or complied with and performed all terms, covenants, and conditions of this Agreement to be complied with or performed by Acquisition and Ace on or before the Closing Date.

         8.2. Representations and Warranties. All of the representations and warranties made by Acquisition and Ace in this Agreement and in all certificates and other documents delivered by Acquisition and Ace to the Company pursuant hereto or in connection with the transactions contemplated hereby shall have been true and correct as of the date hereof, and shall be true and correct at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date.

         8.3. Opinion. The Company shall have received the opinion of counsel for Acquisition and Ace, dated the Closing Date, in form of Exhibit "A".

         8.4. Certificates. The Company shall have received a certificate or certificates, executed on behalf of Acquisition and Ace by an executive officer of Ace and Acquisition, to the effect that the condition contained in Section 8.2 has been satisfied.

         8.5. Proceedings. No action, proceeding, or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted, or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

         8.6. Other Transactions. All of the agreements, documents, and instruments contemplated hereby or attached as exhibits hereto shall be executed and delivered, including, but not limited, those agreements, documents, and instruments described in Section 1.5.

         8.7. Fairness Opinion. The Company shall have received an opinion from a financial adviser to be selected by the Company, in form and substance reasonably satisfactory to the Company, to the effect that the Merger is fair to the Shareholders from a financial point of view. All such fees and expenses in connection with the fairness opinion shall be paid by the Company prior to the Closing.


                                  ARTICLE IX
                     CONDITIONS PRECEDENT TO OBLIGATIONS
                            OF ACQUISITION AND ACE

         Except as may be waived by Acquisition and Ace, the obligations of Acquisition and Ace to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

         9.1. Compliance. The Company shall have, or shall have caused to be, satisfied or complied with and performed all terms, covenants, and conditions of this Agreement to be complied with or performed by any of them on or before the Closing Date, including without limitation the cancellation of the Warrants and Options.

         9.2. Representations and Warranties. All of the representations and warranties made by the Company in this Agreement, the exhibits attached hereto and in all certificates and other documents delivered by the Company pursuant hereto or in connection with the transactions contemplated hereby, shall have been true and correct as of the date hereof, and shall be true and correct at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

         9.3. Opinions. Ace shall have received the opinion of counsel for the Company, dated as of the Closing Date, in substantially the form of Exhibit "B".

         9.4. Material Adverse Changes. There shall have occurred no material adverse change in the amount of $25,000 or more in the business, properties, assets, liabilities, results of operations, prospects, or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole (whether or not the same is disclosed in financial statements or notes thereto) from that reflected in the Company's consolidated balance sheet as of June 30, 1995, and the related consolidated statements of income, changes in shareholders' equity, and changes in cash flow for the year then ended, with notes thereto.

         9.5. Certificates. Acquisition and Ace shall have received a certificate or certificates, executed by the Company, to the effect that the conditions in Sections 9.2 and 9.4 have been satisfied.

         9.6. Due Diligence. On or before the Closing Date, Acquisition and Ace shall have completed their due diligence examination and investigation of the Company and the Subsidiaries including, without limitation, the balance sheet of the Company as of September 30, 1995 and the related consolidated statements of income, changes in shareholder equity and changes in cash flow for the nine months ending September 30, 1995 and shall be satisfied, such satisfaction to be in Acquisition's and Ace's discretion, with the results of such examination and investigation, including without limitation Ace's satisfaction with the Company's financial condition and results of operation and the terms and condition of any Commitment.

         9.7. Approvals of Third Parties. The Company shall have obtained all approvals and consents of third parties and any Government Body that are necessary for the Company's consummation of the transactions contemplated by this Agreement.

         9.8. Consummation of the Merger; Dissenters' Rights. The Merger shall have been approved by the Shareholders in accordance with the Florida Act, and Shareholders owning in the aggregate more than five percentage of the outstanding shares of the Common Stock shall not have properly demanded payment for the fair value of their shares as dissenting Shareholders in the Merger.
In addition, all the Option Holders and the Warrant Holders shall have agreed to surrender, either prior to or at the Closing, the Instruments owned by them immediately prior to the Effective Time for the consideration provided in
Section 1.5 hereof.

         9.9. Proceedings. No action, proceeding, or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted, or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

         9.10. Other Transactions. All of the agreements, documents, and instruments contemplated hereby or attached as exhibits hereto shall be executed and delivered, including, but not limited, those agreement, documents, and instruments described in Section 1.5. Ace and the Exchange Agent shall have entered into or at Closing will enter into an Exchange Agreement with terms and conditions satisfactory to Ace.

         9.11. Shareholder Agreement. Each Shareholder Agreement shall be in full force and effect.

         9.12. Financing. Ace shall have secured and closed a financing arrangement acceptable to Ace in its sole discretion to fund the Exchange Fund and have received the consent of its senior secured lender that is necessary for Ace's consummation of the financing and transactions contemplated by this Agreement.

         9.13. Employment Agreements. All employment, severance and change of control agreements to which the Company is a party (all of which are listed on Schedule 3.15) shall have been terminated, settled, or resolved to the satisfaction of Ace.


                                  ARTICLE X
                                MISCELLANEOUS

         10.1       Termination.

                    (a) This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the Shareholders:

                    (i)  by mutual written consent of Ace and the Company;

                    (ii) by Ace or the Company at any time after January 31, 1996 (or such later date as shall have been agreed to in writing by Ace and the Company) if any condition precedent to such party's obligations to consummate the Merger has not by such date been satisfied; provided, however that the party seeking to terminate this Agreement pursuant to this Section 10.1(a)(ii) may do so only if such terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have caused the failure of such condition to be satisfied;

                    (iii) by Ace if there has been a breach by the Company of any of its covenants or agreements contained in this Agreement, or if any of the representations and warranties of the Company are not true and correct as of the date hereof and as of the Closing (unless expressly stated to be true as of another time).

                    (iv) by the Company if there has been a breach by either of Ace or Acquisition of any of its covenants or agreements contained in this Agreement, or if any of the representations and warranties of Ace are not true and correct as of the date hereof and as of the Closing (unless expressly stated to be true as of another time).

                    (v) by either Ace or the Company if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction or any Governmental Entity preventing or prohibiting consummation of the Merger shall have become final and nonappealable;

                    (vi) by either Ace or the Company if the Agreement shall fail to receive the requisite vote for approval and adoption by the Shareholders of the Company;

                    (vii) by Ace if the Board of Directors of the Company shall have recommended to the Shareholders any Bona Fide Proposal or resolved to do so under the circumstances described in the proviso in
         Section 6.2(d) or any other party consummates a Competing Transaction which results in such third party gaining control over the Company; or

                    (viii) by the Company if the Board of Directors of the Company shall have recommended to the Shareholders any Bona Fide Proposal or resolved to do so under the circumstances described in the proviso in Section 6.2(d) any other party consummates a Competing Transaction which results in such third party gaining control over the Company.

                    (b) In the event of termination of this Agreement by either Ace or the Company as provided in Section 10.1(a), this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Ace, Acquisition, or the Company or any of their respective officers or directors except (i) nothing herein shall relieve any party from liability for any breach thereof and (ii) this Section 10.1 and Sections 5.3, 5.5, 10.2, and 10.8 shall remain in full force and effect and survive any termination of this Agreement.

                    (c) If the Company terminates this Agreement pursuant to Section 10.1(a)(v) (if the decree, injunction, judgment, order or other action arises from or relates to a Bona Fide Proposal or Competing Transaction), 10.1(a)(vi), or 10.1(a)(viii), or Ace terminates this Agreement pursuant to Sections 10.1(a)(iii) (if based on a material breach of the Company's representations or warranties that is within the knowledge of Larry Lang, Decker Todd, Mark Tune or Roger Goertz or a material breach of the Company's covenants or agreements), 10.1(a)(v) (if the decree, injunction, judgment, order or other action arises from or relates to a Bona Fide Proposal or Competing Transaction), 10.1(a)(vi), or 10.1(a)(vii), the Company shall pay to Ace, promptly after termination of this Agreement, liquidated damages of $300,000 in immediately available funds, subject to subsection (e) below.

                    (d) If this Agreement is terminated by the Company pursuant to Section 10.1(a)(iv) (if based on a material breach of the Ace's representations or warranties or covenants or agreements), then Ace will pay the Company, promptly after termination of this Agreement, liquidated damages of $200,000 in immediately available funds, subject to subsection (e) below.

                    (e) Notwithstanding anything to the contrary contained herein, if Ace terminates this Agreement pursuant to Section 10.1(a)(iii) or the Company terminates this Agreement pursuant to
         Section 10.1(a)(iv), then the terminating party shall be entitled to
         (i) make claims for and recover all monetary damages (including consequential and punitive damages) to which it is entitled at law or in equity, to the extent such damages exceed the payments required to be paid and paid pursuant to Sections 10.1(c) or 10.1(d), as the case may be, and (ii) any other remedies to which it is entitled at law or in equity.

                    (f) Ace and Acquisition, on the one hand, and the Company, on the other hand, agree to pay the cost and expenses, including reasonable attorneys' fees, incurred by the other party or parties in successfully (i) enforcing any of the terms of this Agreement, or (ii) proving that the other party breached any of the terms of the Agreement.

         10.2. Expenses. Except as set forth in Section 10.1, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

         10.3. Entire Agreement. This Agreement and the Exhibits and Schedules contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions. Schedules and Exhibits referred to herein shall mean Schedules or Exhibits attached hereto, unless the content clearly requires otherwise. Section and other headings are for reference purposes only and shall not affect the interpretation or construction of this Agreement. The parties hereto have not made any representation or warranty except as expressly set forth in this Agreement or in any certificate or schedule delivered pursuant hereto. The obligations of any party under any agreement executed pursuant to this Agreement shall not be impaired by this Section 10.3.

         10.4. Non-Survival of Representations and Warranties. The representations and warranties of each party contained herein or in any exhibit, certificate, document, or instrument delivered pursuant to this Agreement shall not survive the Closing and thereafter such representations and warranties, shall no longer be of any force or effect.

         10.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

         10.6.      Notices.         Any notice or communication must be in
writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid, and registered or certified with return receipt requested, (b) delivery in person or by Federal Express or similar courier service providing evidence of delivery, or (c) transmission by telegram, telecopy, or telex. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by hand, courier service, telegram, telecopy, or telex, at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger or, with respect to a telecopy or telex, the confirmation of transmission or answerback being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation. For purposes of notice, the addresses of the parties shall be:

                        (i)         If to the Company prior to the Merger:

                                    Check Express, Inc.
                                    101 E. Kennedy Blvd., Suite 3800
                                    Tampa, Florida  33602
                                    Attention:  Mr. Larry F. Lang

                                    with a copy (which shall not
                                    constitute notice) to:

                                    Trenam, Kemker, Scharf, Barkin,
                                       Frye, O'Neil & Mullis, P.A.
                                    101 E. Kennedy Blvd., Suite 2700
                                    Tampa, Florida  33602
                                    Attention:  J. Cary Ross, Jr., Esq.

                       (ii) If to Ace, Acquisition, and the Company after the Merger:

                                    Ace Cash Express, Inc.
                                    1231 Greenway Drive, Suite 800
                                    Irving, Texas  75038
                                    Attention:  Mr. Donald H. Neustadt

                                    with a copy (which shall not
                                    constitute notice) to:

                                    Gardere & Wynne, L.L.P.
                                    1601 Elm Street, Suite 3000
                                    Dallas, Texas  75201
                                    Attention:  Larry Schoenbrun, Esq.

                                   EXHIBIT A

                    [LETTERHEAD OF GARDERE & WYNNE, L.L.P.]




                               ____________, 1995




Check Express, Inc.
101 E. Kennedy, Suite 3800
Tampa, Florida 33602

Gentlemen:

         We have acted as counsel to Ace Cash Express, Inc., a Texas corporation ("Ace"), and Ace Acquisition Corporation, a Florida corporation ("Acquisition"), in connection with the execution and delivery of, and the consummation of the transactions contemplated by, the Agreement and Plan of Merger dated as of October __, 1995, among Ace, Acquisition, and you (the "Agreement"). This opinion letter is being delivered pursuant to Section 8.3 of the Agreement. Capitalized terms used in this opinion letter shall have the meanings ascribed thereto in the Agreement, unless otherwise specifically defined herein.

         In rendering the opinions expressed herein, we have examined originals or copies, certified or otherwise authenticated to our satisfaction, of the Agreement, the Shareholder Agreements and the Articles of Merger filed with the Secretary of State of Florida to effect the Merger. The Agreement and Shareholder Agreements are hereinafter collectively referred to as the "Transaction Documents."

         In addition, we have examined such other documents and other items as we have deemed necessary for the purpose of rendering the opinions expressed herein. In our examination, we have assumed the genuineness of all signatures, the legal capacity or competency of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as conformed or reproduction copies, and the authenticity of the originals of such conformed or reproduction copies.

         As to various facts material to the opinions expressed herein, we have relied upon written and oral statements, representations, and certificates of public officials and of certain officers of Ace and Acquisition, and (except as otherwise specifically set forth herein) we have not made any investigation as to the accuracy or completeness of the information obtained thereby. We have assumed, without investigation or verification, that none of such information contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements not misleading.

         Based upon the foregoing, and subject to the exceptions, limitations, and qualifications hereinafter stated, we are of the following opinions:

         1. Ace is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to (a) conduct its business as it is now conducted and own and lease the properties it now owns and leases and (b) execute, deliver, and perform its obligations under the Agreement.

         2. The execution and delivery of, the consummation of the transactions described in, and the performance of the Transaction Documents by Ace have been duly authorized by all necessary corporate action on its part.

         3. The Transaction Documents have been duly executed and delivered by each of Ace and Acquisition (to the extent applicable) and constitute the valid and binding obligations of each of Ace and Acquisition (to the extent applicable), enforceable against each of Ace and Acquisition in accordance with their respective terms.

         4. The execution and delivery by each of Ace and Acquisition of the Transaction Documents, the consummation by each of Ace and Acquisition of the transactions described therein, and the performance by each of Ace and Acquisition of its obligations thereunder (in each case, to the extent applicable) do not or will not (a) violate the current Articles of Incorporation and the current bylaws of Ace or Acquisition, (b) violate or breach or constitute a default under the material agreements and documents filed by Ace as an exhibit to an SEC filing as a material contract, (c) any judgment, writ, injunction, decree, order, or ruling of any court or governmental authority binding on Ace or Acquisition listed in the Officer's Certificate, or (d) violate any statute or regulation of the United States of America or the State of Texas applicable to Ace or Acquisition or the Transaction Documents.

         5. No consent, approval, waiver, license, or authorization by, or registration or filing with, any governmental authority is required under the statutes and regulations of the United States of America or the State of Texas in connection with the execution and delivery by Ace or Acquisition of the Transaction Documents (to the extent applicable) or the consummation by Ace or Acquisition of the transactions described therein, except for those already obtained or completed.

         6. To the best of our knowledge, there is no litigation, proceeding, or governmental investigation pending or overtly threatened against Ace or Acquisition which seeks to question, delay, or prevent the consummation of the transactions contemplated by the Transaction Documents or which seeks monetary or other relief in respect thereof.

         The opinions expressed herein are subject to the following exceptions, limitations, and qualifications:

         A. The phrase "to the best of our knowledge" refers only to the actual current consciousness of attorneys in this Firm who have represented Ace and Acquisition in connection with the transactions contemplated by the Agreement and does not indicate or imply that any independent investigation has been made by any of such attorneys with respect to the matters covered thereby, other than discussions with, or reliance upon certificates of, certain officers of Ace and Acquisition. Further, Larry Schoenbrun, a partner of this Firm, is one of the shareholders of Ace; however, any information regarding Ace which may be imputed to Mr. Schoenbrun solely by virtue of his status as a shareholder of Ace shall not constitute any knowledge of this Firm.

         B. The opinions expressed herein are limited to the laws and regulations of State of Texas and to the federal laws and regulations of the United States of America, and we assume no responsibility as to applicability or the effect of any other laws or regulations. No opinion is expressed herein with respect to any laws or regulations of any country, city, or other political subdivision of the State of Texas.

         C. The opinions expressed herein that address or cover the obligations and actions of Acquisition as a separate entity are rendered as of the time immediately preceding the Effective Time.

         D. We have assumed that the Transaction Documents have been duly authorized, executed, and delivered by each party thereto other than Ace and Acquisition (to extent applicable) and constitute the legal, valid, and binding obligations of each such other party, enforceable against each such other party in accordance with their respective terms.

         E. The opinions expressed herein are limited to the matters specifically addressed, and no opinion is implied or may be inferred beyond the matter so specifically addressed. Without limiting the generality of the foregoing, no opinions are expressed herein as to the applicability to or the effect of the antitrust laws and regulations or the securities laws and regulations of the United States of America or the State of Texas to the Transaction Documents or any of the transactions described therein, except that the opinion expressed in Paragraph 5 does address or cover [(i)] the obligation (or lack thereof) of Ace and Acquisition to file a pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the filing with the SEC of a Schedule 13D on behalf of Ace.

         F. The validity, binding effect, or enforceability against Ace or Acquisition of (i) the Transaction Documents may be subject to or limited by
(A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other similar laws generally affecting creditors' rights and remedies and
(B) general principles of equity, and (ii) indemnification provisions of the Agreement may also be subject to or limited by applicable federal and state securities laws and corresponding public policy.

         G. We are expressing no opinions herein as to the validity, binding effect, or enforceability of any provisions of the Transaction Documents that purport to (i) establish any evidentiary standard, (ii) specify any interpretation or standard of interpretation, (iii) specify the scope or effect of any waiver or any omission or delay of enforcement of any remedy,
(iv) dictate severance or reformation of contractual provisions, or (v) confer or restrict equitable remedies or defenses.

         H. With respect to the opinion expressed in Paragraph 6, we have not conducted any search of any indexes, dockets, or other records of any court, governmental agency, or other governmental authority.

         I. The opinions expressed herein are rendered as of the date of this opinion letter, and we undertake no obligation to advise you of, or to supplement any of such opinions because of, any changes or developments in fact or law that may hereafter come to our attention.

         The opinions expressed herein are solely for your benefit in connection with the transactions described in the Agreement and may not be relied upon by any other person without our prior written consent. No part of this opinion letter may be used, circulated, quoted, or otherwise referred to in any document or report, or provided to or used by any other person without our prior written consent.

                                        Very truly yours,

                                        GARDERE & WYNNE, L.L.P.


                                        By:_____________________________
                                           Edward E. Rhyne, Partner

                                   Exhibit B

                     [Letterhead of Trenam, Kemker, Scharf,
                      Barkin, Frye, O'Neil & Mullis, P.A.]


                            _________________, 1995


Ace Cash Express, Inc.
Ace Acquisition Corporation
1231 Greenway Drive, Suite 800
Irving, Texas 75038

Gentlemen:

         We have acted as counsel to Check Express, Inc., a Florida corporation (the "Company") in connection with the execution and delivery of, and the consummation of the transactions contemplated by, the Agreement and Plan of Merger dated as of September ___, 1995, among the Company and you (the "Agreement"). This opinion letter is being delivered to you pursuant to
Section 9.3 of the Agreement. Capitalized terms used in this opinion letter shall have the meanings ascribed thereto in the Agreement, unless otherwise specifically defined herein.

         In rendering the opinions expressed herein, we have examined originals or copies, certified or otherwise authenticated to our satisfaction, of the following documents:

         (a)     The Agreement.
         (b) Each Shareholder Agreement and Irrevocable Proxy between Ace and a shareholder listed on Exhibit "A" hereto (the "Shareholders") (collectively, the "Shareholder Agreements").
         (c) The Articles of Merger filed with the Secretary of State of Florida to effect the Merger (the "Articles of Merger").
         (d) The Proxy Statement of the Company filed with the SEC on _____________, 1995 (the "Proxy Statement").

The Agreement and the Articles of Merger, are hereinafter collectively referred to as the "Merger Documents." The Merger Documents and the Shareholder Agreements are hereinafter collectively referred to as the "Transaction Documents."

         In addition, we have examined such other documents and other items as we have deemed necessary for the purpose of rendering the opinions expressed in this opinion letter. In our examination, we have assumed the genuineness of all signatures, the legal capacity or competency of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as conformed or reproduction copies, and the authenticity of the originals of such conformed or reproduction copies.

         As to various facts material to the opinions expressed herein, we have relied upon written and oral statements, representations, and certificates of public officials and of certain officers of the Company and its Subsidiaries and, except as otherwise specifically set forth herein, we have not made any investigation as to the accuracy or completeness of the information obtained thereby. We have assumed, without investigation or verification, that none of such information contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements not misleading.

         Based upon the foregoing, and subject to the exceptions, limitations, and qualifications hereinafter stated, we are of the following opinions:

         1. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to (a) conduct its business as it is now conducted and own and lease the properties it now owns and leases and
(b) execute, deliver, and perform its obligations under the Transaction Documents. Each of the Subsidiaries is a corporation duly incorporated, validly existing, and in good standing under the laws of the state set forth in
Schedule 3.3 of the Agreement as their state of incorporation and has all requisite corporate power and authority to conduct its business as it is now conducted and own and lease the properties it now owns and leases.

         2. The execution and delivery of, the consummation of the transactions contemplated by, and the performance of the Merger Documents by the Company have been duly authorized by all necessary corporate action on its part.

         3. The Merger Documents have been duly executed and delivered by the Company, and the Merger Documents constitute the valid, legal, and binding obligations of the Company enforceable against the Company in accordance with their respective terms. Each Shareholder Agreement has been duly executed and delivered by the respective Shareholder and constitutes the valid, legal, and binding obligation of such Shareholder, enforceable against such Shareholders in accordance with its terms.

         4. The execution and delivery by the Company of the Merger Documents, the consummation by the Company of the transactions contemplated thereby, and the performance by the Company of its obligations thereunder do not or will not violate or breach or constitute a default under (a) the Articles of Incorporation and the Bylaws of the Company, (b) the agreements and documents to which the Company is a party or by which it is bound listed in Schedule 3.15 to the Agreement, (c) any judgment, writ, injunction, decree, order, or ruling of any court or governmental authority binding on the Company listed in Schedule 3.16 to the Agreement, or (d) any laws or regulations of the United States of America or the State of Florida applicable to the Company or the Merger Documents. The execution and delivery by each Shareholder of their Shareholder Agreement, the consummation of the transaction contemplated thereby, and the performance by the Shareholder of its or his obligation thereunder do not or will not violate or breach or constitute a default under any laws or regulations of the United States of America or the State of Florida applicable to the Shareholders or the Shareholder Agreement.

         5. No consent, approval, waiver, license, or authorization by, or registration or filing with, any governmental authority is required under the laws and regulations of the United States of America or the State of Florida in connection with the execution and delivery by the Company, of the Merger Documents or the Shareholder of their Shareholder Agreement or the consummation by the Company or the Shareholders of the transactions contemplated thereby, except for those already obtained or completed.

         6. To the best of our knowledge, there is no litigation, proceeding, or governmental investigation pending or overtly threatened against the Company or any of the Shareholders which seek to question, delay, or prevent the consummation of the transactions contemplated by the Transaction Documents or which seeks monetary or other relief in respect thereof.

         7. The Articles of Merger have been duly filed with the Secretary of State of Florida and, the Merger has become effective in accordance with the terms of the Agreement.

         8. The authorized capitalization of the Company consists of 10,000,000 shares of Common Stock, $.004 par value ("Common Stock"), of which 5,061,000 shares of Common Stock were issued and outstanding immediately before the Effective Time. All of the outstanding shares of the Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except for the Options and Warrants set forth in Schedule 3.7(c) to the Agreement, the Company has no outstanding securities convertible into or exchangeable for any shares of Common Stock. There are no outstanding rights or options to subscribe for or purchase any securities convertible into or exchangeable for any shares of Common Stock, and the Company has no obligation to grant any such right or option.

         9. The numbers of authorized and issued and outstanding shares of capital stock of each of the Subsidiaries is set forth in

Schedule 3.2 to the Agreement. The number of shares of Common Stock owned by the Shareholders as listed in their respective Shareholder Agreements are owned free and clear of all liens, and encumbrances. All of the issued and outstanding shares of the capital stock of each of the Subsidiaries is owned by the Company free and clear of all liens, claims, and encumbrances. All of the outstanding shares of the capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. None of the Subsidiaries has any outstanding securities convertible into or exchangeable for any shares of its capital stock. There are no outstanding rights or options to subscribe for or purchase any securities convertible into or exchangeable for any shares of capital stock of any of the subsidiaries, and none of the Subsidiaries has any obligation to grant any such right or option.

         10. The Proxy Statement has been filed in definitive form with the SEC, and, to the best of our knowledge, no order suspending the use of the Proxy Statement has been issued and no proceedings for that purpose have been instituted or threatened. Based on our participation in conferences at which the contents of the Proxy Statement and related matters were discussed, but without independent verification of the accuracy of completeness of the statements contained in the Proxy Statement, we have no knowledge that the Proxy Statement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein to make the statements made therein not false or misleading; provided, however, that the immediately preceding opinion is not expressed regarding any financial statements or other financial data, any fairness opinion, or any information about or supplied by you.

         11. Each Franchise Agreement listed in Schedule 3.15 of the Agreement have been duly executed and delivered by the Company and constitute the valid, legal, and binding obligations of the Company and the franchisee enforceable in accordance with their respective terms. The Company and each Subsidiary is in compliance with all applicable laws and regulations that regulate, govern or apply specifically to franchises.

         The opinions expressed herein are subject to the following exceptions, limitations, and qualifications:

         A. The phrase "to the best of our knowledge" refers only to the actual current consciousness of attorneys in this Firm who have represented the Company and the Shareholders in connection with the transactions contemplated by the Transaction Documents and does not necessarily indicate or imply that any independent investigation has been made by any of such attorneys with respect to the matters covered thereby, other than discussions with, and reliance upon certificates of, certain officers of the Company and the Subsidiaries.

         B. The opinions expressed herein are limited to the laws and regulations of the State of Florida and the federal laws and regulations of the United States of America, and we assume no responsibility as to the applicability or the effect of any other laws or regulations. No opinion is expressed herein with respect to any laws or regulations of any county, city, or other political subdivision of the State of Florida.

         C. We have assumed that the Transaction Documents have been duly authorized, executed, and delivered by each party thereto other than the Company or the Shareholders (to the extent applicable) and constitute the legal, valid, and binding obligations of each such other party, enforceable against each such other party in accordance with their respective terms.

         D. The opinions expressed herein are limited to the matters specifically addressed, and no opinion is implied or may be inferred beyond the matters specifically addressed. Without limiting the generality of the foregoing, no opinions are expressed herein as to the applicability to or the effect of the antitrust laws and regulations or (except as set forth in Paragraph 10) the securities laws and regulations of the United States of America or the State of Florida to the Transaction Documents or any of the transactions contemplated thereby, except that the opinion expressed in Paragraph 5 does address or cover the obligations (or lack thereof) of the Company to file a pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         E. The validity, binding effect, or enforceability against the Company or the Shareholders of the Transaction Documents (to the extent applicable) may be subject to or limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other similar laws generally effecting creditors' rights and remedies and (B) general principles of equity.

         F. For the purpose of the opinions expressed in Paragraph 3 regarding the Agreement, we have assumed the applicability of the laws of the State of Florida. Such assumption, however, is not intended to indicate that the choice-of-law provision of the Agreement will not be upheld by courts applying the law of the State of Florida.

         G. We are expressing no opinion as to the enforceability of any provisions of the Transaction Documents that purport to (i) establish any evidentiary standard, (ii) specify any interpretation or standard of interpretation, (iii) specify the scope or effect of any waiver or any omission or delay of enforcement of any remedy, (iv) dictate severance or reformation of contractual provisions, or (v) confer or restrict equitable remedies or defenses.

         H. With respect to the opinion expressed in Paragraph 6, we have not conducted any search of any indexes, dockets, or other records of any court, governmental agency, or other governmental authority.

         I. The opinions expressed herein are rendered as of the date of this opinion letter, and we undertake no obligation to advise you of, or to supplement any of our opinions because of, any changes or developments in fact or law that may hereafter come to our attention.

         The opinions expressed herein are solely for your benefit in connection with the transactions contemplated by the Transaction Documents and may not be relied upon by any other person without our written consent. No part of this opinion letter may be used, circulated, quoted, or otherwise referred to in any document or report, or provided to or used by any other person, without our prior written consent.

                                          Very truly yours,

                                          [TRENAM, KEMKER, SCHARF, BARKIN,
                                          FRYE, O'NEIL & MULLIS, P.A.]

                                                                    SCHEDULE 3.2
                                                                October 12, 1995


[ ] SUBSIDIARIES AND INVESTMENTS


                                             Number of
                                              Shares
                                          Authorized and       State of
     Subsidiary Name                       Outstanding       Incorporation
  Check-X-Change Corporation               1,000,000 auth     California
                                           and 995,000 o/s

  Check Express USA, Inc.                       300           Florida

  Check Express Finance, Inc.                   100           Florida

  Check Express Florida, Inc.                   100           Florida

  Check Express South Carolina, Inc.            100           Florida

  Peterlyn, Inc.                                1000          Washington

  Silver State, Inc.                            100           Florida

All subsidiaries listed above are wholly-owned subsidiaries of the Company.

Check Express Finance, Inc. is a partner in a joint venture (See Borer Enterprises, Inc. agreement listed Schedule 3.15).

Check Express Georgia, Inc., Check Express Armored, Inc. and Check Express Collections, Inc. are all former Florida corporations that have been dissolved.

                                                                    SCHEDULE 3.3
                                                                October 12, 1995
[ ] FOREIGN QUALIFICATION


                                             STATE OF                 FOREIGN                DATE
  COMPANY                                    INCORPORATION            QUALIFICATION          QUALIFIED
  Check Express South Carolina, Inc.         Florida                  Indiana                8/14/91

  Check Express South Carolina, Inc.         Florida                  South Carolina         10/11/91

  Check Express Florida, Inc.                Florida                  California             5/26/94

  Check Express Florida, Inc.                Florida                  Texas                  3/15/94

  Check Express Florida, Inc.                Florida                  Georgia                11/8/93

  Check Express Florida, Inc.                Florida                  Ohio                   11/8/93

  Check-X-Change Corporation                 California               Florida                11/22/94

  Check Express, Inc.                        Florida                  Indiana                10/6/95


                                                                    SCHEDULE 3.3
                                                                          PAGE 2
                                                                October 12, 1995

CHECK EXPRESS USA, INC.
FRANCHISE REGISTRATION

      STATES                  CHECK EXPRESS              CHECK EXPRESS          RENEWAL FEE
                              REGISTRATION              RENEWAL DUE 1996
                             EXPIRATION DATE
  California                 June 9, 1995                April 20, 1996              $450

  Hawaii                     N.A.                        N.A.                        N.A.

  Illinois                   October 27, 1995*           September 27, 1996          $100

  Indiana                    August 22, 1995             July 22, 1996               $250

  Maryland                   August 1, 1995              July 7, 1996                $250

  Minnesota                  July 24, 1995               April 30, 1996              $200

  New York                   July 25, 1995               Financials due by           $150
                                                         April 30, 1996;
                                                         Post-Effective
                                                         Amendments
                                                         June 25, 1996

  North Dakota               June 11, 1995               May 19, 1996                $100

  Rhode Island               June 30, 1995               April 30, 1996              $50

  South Dakota               July 24, 1995               April 30, 1996              $100

  Virginia                   July 21, 1995               April 18, 1996              $250

  Washington                 June 29, 1995               June 7, 1996                $100

  Wisconsin                  April 30, 1995 **           April 10, 1996              $200

                     * RENEWAL application has been filed
               ** By agreement--effectiveness period shortened

                                                                    SCHEDULE 3.3
                                                                          PAGE 3
                                                                October 12, 1995

                        NOTICE OF OFFERING OR EXEMPTION

          STATES                            REQUIREMENT                      1996 REQUIREMENT
  Kentucky                            Affidavit of Exemption               N.A.

  Michigan                            Annual Letter                        Letter by May 8, 1996
                                      $250 Fee

  Nebraska                            Notice of Exemption                  N.A.

  Oregon                              No Registration                      No
                                      Requirement

  Texas                               One Time Filing                      No

  Utah                                Annual Filing                        Letter by July 12, 1996
                                      $100 Fee

                                                                    SCHEDULE 3.6
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 1


[ ]      COMPLIANCE WITH OTHER INSTRUMENTS


LICENSES AND PERMITS:

The following licenses and permits require written notification in the event of a change in control of the Company in order to avoid a condition of non-compliance:

CHECK EXPRESS, INC.

                                                                                     Time for
         State   License                          Contact                            Notification
         -----   -------                   --------------------------                ------------
         FL      Check Casher              Judy Graham                               Within 15 Days
                                           State of Florida                          and must apply
                                           Division of Banking                       for a new license
                                           The Capitol, Suite 1401                   immediately.
                                           Tallahassee, FL  32399-0350
                                           (904) 487-1410


*I spoke to Pam Henley on 10/19/95. The notice requirement for the check cashing portion of the license is the same as the money transmitter portion.
Part I chapters (money transmitter) supercede Part III (check cashing) so the fifteen day notification requirement applies to both check cashing and money orders.


         FL      Money Transmitter         Judy Graham                               Within 15 Days
                                           State of Florida                          and must apply for
                                           Division of Banking                       a new license immediately.
                                           The Capitol, Suite 1401
                                           Tallahassee, FL  32399-0350
                                           (904) 487-1410

         IN      Check Casher              Mark Tarpey                               *
                                           State of Indiana
                                           Dept. of Financial Inst.
                                           402 W. Washington Street
                                           Room W-066
                                           Indianapolis, IN  46204
                                           (317) 232-3955


                                                                    SCHEDULE 3.6
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 2


*The Act does not specifically address notification requirements. I spoke with Kent Sager on 10/19/95. He states that the license is not transferable so essentially the current license is void with a change of control. The new owners must apply immediately for their own license.

         IN      Money Transmitter         Mark Tarpey                             Within 15 Days
                                           State of Indiana                        and apply for new
                                           Dept. of Financial Inst.                license immediately.
                                           402 W. Washington Street
                                           Room W-066
                                           Indianapolis, IN  46204
                                           (317) 232-3955

CHECK EXPRESS FINANCE, INC.

                                                                                   Time  for
         State   License                          Contact                          Notification
         -----   -------                   --------------------------              ------------
         FL      Sales Finance             Gerald Lewis                            *
                                           State of Florida
                                           Office of the Comptroller
                                           The Capitol
                                           Tallahassee, FL  32399-0350
                                           (904) 488-0370
                                           or (904) 487-2583


*The Florida Retail Installment Sales Act does not specifically address a change of control. However, it is our opinion that notice of change of control should be given.

         FL      Consumer Finance          Gerald Lewis                              Immediate
                                           State of Florida
                                           Office of the Comptroller
                                           The Capitol
                                           Tallahassee, FL  32399-0350
                                           (904) 488-0370
                                           or (904) 487-2583

Licensed locations:

                   License                                        Number                      Effective          Expiration
                   Consumer Finance License, #203                 CF 593206802 006            01/03/95           12/31/96

                   Consumer Finance License, #253                 CF 593206802 005            01/03/95           12/31/96

                   Consumer Finance License, #207                 CF 593206802 004            01/03/95           12/31/96

                   Consumer Finance License, #228                 CF 593206802 007            01/03/95           12/31/96

                   Consumer Finance License, #218                 CF 593206802 002            01/03/95           12/31/96

                   Consumer Finance License, #201                 CF 593206802 003            01/03/95           12/31/96

                   Consumer Finance License, #210                 CF 593206802 001            01/03/95           12/31/96

                   Consumer Finance License, #206                 CF 593206802 008            01/31/95           12/31/96




CHECK EXPRESS FINANCE #1


                                                                                     Time  for
         State   License                          Contact                            Notification
         -----   -------                   ---------------------------               ------------
         FL      Sales Finance             Gerald Lewis                              *
                                           State of Florida
                                           Office of the Comptroller
                                           The Capitol
                                           Tallahassee, FL  32399-0350
                                           (904) 488-0370
                                           or (904) 487-2583


*The Florida Retail Installment Sales Act does not specifically address a change of control. However, it is our opinion that notice of change of control should be given.

PETERLYN, INC.

                                                                                     Time  for
         State   License                          Contact                            Notification
         -----   -------                   -------------------------------           ------------
         WA      Check Cashing             Ed Burgert                                Within 30 Days
                 with Small Loan           State of Washington
                 Endorsement               Department of Financial Inst.

                                      Division of Consumer Services
                                      P.O. Box 41202
                                      Olympia, WA  98504-1202
                                      (206)  664-8615

Licensed locations:

Store #   Address                                     City                  Zip             Certificate #
101      14615 1st Ave. So.                          Burien                98168               94-002

102      2632 So. 38th Street                        Tacoma                98406               94-004

103      13754-A Aurora Ave. N.                      Seattle               98133               94-003

106      10519 Bridgeport Way SW                     Tacoma                98499               94-006

107      10707 Pacific Ave., Ste D                   Tacoma                98444               94-007

108      6302 6th Avenue                             Tacoma                98406               94-008




CHECK EXPRESS SOUTH CAROLINA, INC.

                                                                             Time for
 State   License                          Contact                            Notification
 -----   -------                   -------------------------------           ------------
 IN      Loan                      Mark B. Tarpey                             *
                                   Dept. of Financial Institutions
                                   402 W. Washington Street
                                   Room W-066
                                   Indianapolis, IN  46204
                                   (317) 232-3955

                                                                    SCHEDULE 3.6
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 5



*The Act does not specifically address notification requirements. I spoke with Kent Sager on 10/19/95. He states that the license is not transferable so essentially the current license is void with a change of control. The new owners must apply immediately for their own license.


Store #     Address                                    City                  Zip             License #
501         5061 E. 38th Street                        Indianapolis          46218           1317

503         2435 N. Sherman Drive                      Indianapolis          46218           1317

506         2620 S. Madison Avenue                     Indianapolis          46225           1317



UNIFORM FRANCHISE OFFERING CIRCULARS

See attached Check Express USA, Inc. Change in Offering Materials Due to a Change in Control of Franshiser.


INSTRUMENTS EVIDENCING INDEBTEDNESS

The following instruments evidencing indebtedness require prior written consent upon a change in control of Check Express, Inc. in order to not create a condition of default thereunder. Requests for consent should be addressed as indicated for each respective lender.

SOUTHTRUST BANK OF WEST FLORIDA

Mr. David M. Vosen
SouthTrust Bank of West Florida
150 Second Avenue North
P.O. Box 15708
St. Petersburg, Florida  33733

1. Installment Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. in the amount of $650,000, dated August 31, 1995.
2. Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $880,000 dated February 10, 1994.
3. Term Mortgage Loan Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $106,000 dated May 18, 1993.
4. Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $270,000 as corrected effective January 4, 1993.

                                                                    SCHEDULE 3.6
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 6



5. Clean Irrevocable Letter of Credit number 95-12 issued on May 10, 1995 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.
6. Clean Irrevocable Letter of Credit number 94-07 issued on March 14, 1994 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.


SEATTLE-FIRST NATIONAL BANK

Ms. Christine Bomgardner
Seafirst Bank
Bellevue Financial Center
10500 Northeast Eighth Street
Suite 500
Bellevue, Washington  98009

Line of Credit provided by Seattle-First National Bank to Peterlyn, Inc. dated April 26, 1995 and expiring April 30, 1996 in the amount of $200,000.


SOUTHERN COMMERCE BANK

Mr. Tom Wilson
Southern Commerce Bank
P.O. Box  310107
Tampa, Florida  33680

1. Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $500,000 dated December 28, 1994.
2. Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $400,000 dated April 11, 1995.
3. Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $200,000 dated July 6, 1995.


REPUBLIC BANK

Republic Bank
Attention:  President
111 2nd Avenue NE
St. Petersburg, Florida  33701

                                                                    SCHEDULE 3.6
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 7



with a copy to:

Fisher & Sauls, P.A.
Attention:  Kenneth E. Thornton
100 Second Avenue South
Suite 701
St. Petersburg, Florida  33701

Term Promissory Note Payable to Republic Bank by Check Express Finance, Inc. in the amount of $500,000 dated August 31, 1995.


OTHER CONTRACTS

The following other contracts require written notification of a change in control or ownership of the Company or the Subsidiaries:

The Retailer Contract by and between The Florida Department of the Lottery ("Lottery") and Check Express Florida, Inc. d/b/a Check Express whose business address is 8207 N. Florida Ave., Tampa, FL 33604 ("Retailer") for the sale of lottery tickets for instant games only and only at the location given above, requires the Retailer to immediately notify the Lottery in writing of pending changes in ownership, changes of partners, corporate officers or directors.


STORE LEASES:

See attached Landlord Contact List for store leases requiring consent.



The employment contract by the Company with Larry F. Lang includes provisions requiring written consent, notification, or other conditions be met in order to avoid a condition of default thereunder.

The consummation by the Company of the transaction contemplated by this Agreement will require the approval of the shareholders of the Company.

Each party may designate by notice in writing a new address to which any notice, demand, request, or communication may thereafter be so given, served, or sent.

         10.7. Successors and Assigns. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         10.8. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas (without regard to the choice of law rules thereof).

         10.9. Waiver and Other Action. This Agreement may be amended, modified, or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification, or supplement is sought.

         10.10. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance; and in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         10.11. Securities Law. The parties hereto acknowledge and are aware that applicable state and federal securities laws prohibit any person who has material non-public information about a company from purchasing or selling the securities of that company. The parties hereto further acknowledge that, during the course of the transactions contemplated by this Agreement, the parties hereto and their employees, agents and affiliates may become privy to material non-public information regarding Ace, the Company or their affiliates. The parties hereto agree and acknowledge that such material non-public information will be the property of the entity which such information concerns. The parties hereto covenant and agree that they will not, and will not suffer or permit any of their employees, agents or affiliates to, disclose to any third person or make use of any such material non-public information in connection with the purchase or sale of any securities. The foregoing covenants regarding material non-public information shall not apply to the extent that such information is publicly disclosed by the Company, Ace or their affiliates or otherwise known or publicly disclosed in accordance with law by a person other than the other party hereto or their employees, agents or affiliates.

           [THE IMMEDIATELY FOLLOWING PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       ACE CASH EXPRESS, INC.



                                       By: /s/ Donald H. Neustadt
                                           -----------------------------
                                           Donald H. Neustadt, President
                                           and Chief Executive Officer



                                       ACE ACQUISITION CORPORATION



                                       By: /s/ Donald H. Neustadt
                                           -----------------------------
                                           Donald H. Neustadt, President
                                           and Chief Executive Officer



                                       CHECK EXPRESS, INC.



                                       By: /s/ Larry F. Lang
                                           -----------------------------
                                           Larry F. Lang, President and
                                           Chief Executive Officer

                                                                    SCHEDULE 3.6


LANDLORD CONTRACT LIST

The following leases for real property require the Tenant to obtain written consent of Landlord in the event of a change in ownership or control of the Tenant in order to avoid a condition of default under the lease:

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 101                                Lessee:        Peterlyn, Inc.
14615 1st Ave. So.                               Lessor:        Steven J. Kipper and Resing M. Kipper,
Burien, WA 98168                                                Trust, Steven J. Kipper, Jr., Trustee

Send notice to:               Steven J. Kipper, Trustee
                              1310 W. Beaver Lake Dr. S.E.
                              Issaquah, WA 98027

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 102                                Lessee:        Peterlyn, Inc.
2632 So. 38th Street                             Lessor:        38th and Pine Associates
Tacoma, WA 99406

Send notice to:               38th & Pine Associates c/o IPNW Corp.
                              Plaza 600 Bldg., Suite 1600
                              Seattle, WA 98101
                              ATTN: Stanley L. Siddell

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 103                                Lessee:        Peterlyn, Inc.
13754-A Aurora Ave. N.                           Lessor:        Tae Won and Pun Im Kang, Husband and
Seattle, WA 98133                                               Wife

Send notice to:               Tae Won & Pun Im Kang
                              13749 Midvale Ave. North
                              Seattle, WA 98133
Remit to:                     13754 Aurora Ave. N. #R
                              Seattle, WA 98133

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 106                                Lessee:        Peterlyn, Inc.
10519 Bridgeport Way S.W.                        Lessor:        Bank of California, N.A.
Tacoma, WA 98499

Send notice to:               Bank of California
                              910 Fourth Avenue
                              Seattle, WA 98114
Remit to:                     Commercial Associates
                              P.O. Box 98012
                              Tacoma, WA 98499
-----------------------------------------------------------------------------------------------------

CHECK EXPRESS 107                                Lessee:        Peterlyn, Inc.
10707 Pacific Ave., Suite D                      Lessor:        M.L.G. Inc., a Washington Corporation
Tacoma, WA 98444

Send notice to:               M.L.G. Inc.
                              17608 15th Place W.
                              Lynnwood, WA 98037
Remit to:                     MLG, Inc.
                              8600 Lake City Way NE
                              Seattle, WA 98115

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 201                                Lessee:        Check Express, Inc.
8207 N. Florida Avenue                           Lessor:        Tampa Plaza Associates
Tampa, FLorida 33604

Send notice to:               Tampa Plaza Associates
                              161 North concord Exchange, Suite 310
                              South St. Paul, MN 55075
Remit to:                     Tampa Plaza Associates Ltd.
                              Vermillion State Bank
                              Mail Station #4000
                              P.O. Box 31
                              Vermillion, MN 55085-0031

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 206                                Lessee:        Check Express, Inc.
2509 E. Colonial Drive                           Lessor:        Jamerson Investments
Orlando, FL 32803

Send notice to:               Jamerson Investments
                              2517 E. Colonial Dr.
                              Orlando, FL 32803
Remit to:                     P.O. Box 11097
                              Orlando, FL 32803

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 207                                Lessee:        Check Express Florida, Inc.
2940 34th Street So.                             Lessor:        CBL/34th Street St. Petersburg Limited
St. Petersburg, FL 33711                                        Partnership by CBL Management, Inc.,
                                                                General Partner

Send notice to:               CBL Management
                              6148 Lee Hwy.
                              Chattanooga, TN 37421
Remit to:                     6148 Lee Highway
                              One Park Place
                              Chattanooga, TN 37421
                              Attn: Ms. Mona James
---------------------------------------------------------------------------------------------------------------

CHECK EXPRESS 223                                Lessee:        Check Express Florida, Inc.
2520 S. Semoran Blvd. Inc.                       Lessor:        Stephen J. LaFreniere, As Receiver
Orlando, FL 32822

Send notice to:               LAT Purser Florida, Ltd. Acting as agent for Landlord
                              P.O. Box 940098
                              Maitland, Florida 32794-0098

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 224                                Lessee:        Check Express Florida, Inc.
2532-B Bearss Ave.                               Lessor:        University Commercial Center LTD.
Tampa, FL 33613

Send notice to:               University Commercial Center
                              1717 E. Fowler Ave.
                              Tampa, FL 33612-5523
Notice to landlord required immediately.  Landlord can terminate lease with 90 days notice.

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 226                                Lessee:        Check Express, Inc.
4712 S. Orange Blossom Trail                     Lessor:        H. Ames Richards, Jr.
Orlando, FL 32795

Send notice to:               H. Ames Richards, Jr.
                              41 Long Close Rd.
                              Stamford, CT 06902
Remit to:                     P.O. Box 1208
                              Winter Park, FL 32790

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 242                                Lessee:        Check Express Florida, Inc.
6851 Hwy. 17-92 So.                              Lessor:        Developers Diversified Realty Corporation
Fern Park, FL 32730

Send notice to:               Developers Diversified Realty Corporation
                              34555 Chagrin Blvd.
                              Moreland Hills, OH 44022-8022
Remit to:                     34555 Chagrin Blvd.
                              P.O. Box 8022
                              Chagrin Falls, OH 44022

----------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 253                                Lessee:        Check Express Florida, Inc.
3254 Central Avenue                              Lessor:        Central Plaza Central, Ltd. Partnership
St. Petersburg, FL 33712

Send notice to:               Central Plaza Central, Ltd. Partnership c/o Amned Properties
                              10549 N. Florida Ave., Suite K
                              Tampa, FL 33612

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 501                                Lessee:        Check Express South Carolina, Inc.
5061 E. 38th Street                              Lessor:        Bodner Properties 3
Indianapolis, IN 46218

Send notice to:               The Bodner Companies
                              10455 North College Avenue
                              Indianapolis, IN 46280

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 503                                Lessee:        Check Express South Carolina, Inc.
2435 N. Sherman Drive                            Lessor:        Simon Property Group L.P.
Indianapolis, IN 46218

Send notice to:               Simon Property Group L.P.
                              115 West Washington St.
                              Indianapolis, IN 46204
Remit to:                     P.O. Box 2004
                              Indianapolis, IN 46255

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 508                                Lessee:        Check Express South Carolina, Inc.
3801 Lafayette Rd.                               Lessor:        Howard F. Foltz, Jr.
Indianapolis, IN 46254

Send notice to:               Howard F. Foltz, Jr. c/o Harding, Dahm & Company, Inc.
                              10293 North Meridian St., Suite 150
                              Indianapolis, IN 46290

-----------------------------------------------------------------------------------------------------
First Amendment to:
Check Express F1105                              Lessee:        Check-X-Change, Inc.
2625 Piedmont Road                               Lessor:        The Mutual Life Insurance
Atlanta, GA                                                     Company of New York

Send notice to:               The Mutual Life Insurance Company of New York
                              c/o ARES Realty Capital, Inc.
                              5775-E Glenridge Drive, Suite 100
                              Atlanta, GA 30328
                              Attn: Vice President - Real Estate
With copy to:                 Withrow, McQuade & Olsen
                              3379 Peachtree Road, N.E.
                              Suite 970
                              Atlanta, GA 30326
                              Attn: Steven J. Olsen, Esq.

Requires prompt written notification upon change in control, and Landlord may terminate by giving Tenant thirty (30) days prior written notice of such termination.

                                                                    SCHEDULE 3.6


                            CHECK EXPRESS USA, INC.
                          CHANGE IN OFFERING MATERIALS
                    DUE TO A CHANGE IN CONTROL OF FRANCHISER





                                   POST-EFFECTIVE
     STATES                      AMENDMENT REQUIRED           TIME FOR FILING                    FEE
  California                            Yes                 Promptly                           $ 50.00

  Illinois                              Yes                 Upon Occurrence                    $100.00

  Indiana                               Yes                 Promptly                           $ 50.00

  Maryland                              Yes                 Promptly                           $100.00

  Minnesota                             Yes                 Within 30 days                     $100.00

  New York                              Yes                 Upon Occurrence                    $150.00

  North Dakota                          Yes                 Promptly                           $ 50.00

  Rhode Island                          Yes                 Promptly                           $ 50.00

  South Dakota                          Yes                 Within 30 days                     $ 50.00

  Virginia                              Yes                 Upon Occurrence                    $100.00

  Washington                            Yes                 ASAP but before a sale             $100.00

  Wisconsin                             Yes                 Within 30 days                     $200.00


         For all states, provide a cover letter, facing page, verification, sales agent disclosure (due to addition of a new sales agent), filing fee check, and, unless otherwise noted, one clean copy and one black-lined copy of the changed pages. See following sheets for additional information.

                                                                    SCHEDULE 3.6



Indiana

Post-Effective Amendment Fee - $50.00
         (payable to Indiana Securities Division)


File No. 94-0279RN

Contact:         Indiana Securities Division
                 Franchise Section
                 302 W. Washington Street
                 Room E111
                 Indianapolis, Indiana  46204
                 (317) 232-6681
                 (317) 232-6697 Mary Ann Tippett
                 (317) 232-6685 Tiffany Hemmer

                                                                    SCHEDULE 3.6



Illinois

Post-Effective Amendment Fee - $100.00
         (payable to State of Illinois)

         (if repagination, provide entire document)

File No. 94F575

Contact:         Christina M. Saunderson
                 Chief, Franchise Division
                 500 South Second Street
                 Springfield, Illinois  62706
                 (217) 782-2538

                                                                    SCHEDULE 3.6


California

Post-Effective Amendment Fee - $50.00
         (payable to California Commissioner of Corporations)

         (no unmarked copies, one black-lined copy)

File No. 998 1379

Contact:         Raymond F. Burg
                 Senior Corporations Counsel
                 Department of Corporations
                 1350 Front Street
                 San Diego, California  92101-3697
                 (619) 525-4044 (direct line)
                 (619) 525-4045 (fax)

                                                                    SCHEDULE 3.6



Maryland

Post-Effective Amendment Fee - $100.00
         (payable to Office of Attorney General of Maryland)


File No. FR910258

Contact:         Office of the Attorney General
                 Maryland Division of Securities
                 Attn:  Franchise Section
                 200 St. Paul Place, 20th Floor
                 Baltimore, Maryland  21202
                 (410) 576-6360
                 Peggy Jones, Franchise Examiner

                                                                    SCHEDULE 3.6


South Dakota

Post-Effective Amendment Fee - $50.00
         (payable to South Dakota Securities Division)

         (one black-lined copy only)

File No. 1135

                 Express Deliveries:
Contact:         Mr. Joe Bjerke, Franchise Administrator
                 Division of Securities
                 500 West Capitol Avenue
                 Pierre, South Dakota  57501-5070

                 Regular Mail:
                 Director, Division of Securities
                 c/o 118 West Capitol Avenue
                 Pierre, South Dakota  57501-5070
                 (605) 773-4823
                 (605) 773-5953 (fax)

                                                                    SCHEDULE 3.6



Rhode Island

Post-Effective Amendment Fee - $50.00
         (payable to General Treasurer of Rhode Island)


File No. 92-0245 RN

Contact:         Rhode Island Division of Business Regulations
                 Division of Securities
                 100 North Main Street
                 Providence, Rhode Island  02903
                 (401) 277-3048
                 Ms. Martha Reynolds/Mr. Tom Corrigan

                                                                    SCHEDULE 3.6


Virginia         -        Renewal - Due 6/21/96

Post-Effective Amendment Fee - $100.00
         (payable to Treasurer State of Virginia)


File No. 758

Contact:         State Corporation Commission
                 Division of Securities and Retail Franchising
                 1300 East Main Street, 9th Floor
                 (Post Office Box 1197, Zip 23209)
                 Richmond, Virginia  23219
                 (804) 371-9051

                                                                    SCHEDULE 3.6


North Dakota

Post-Effective Amendment Fee - $50.00
         (payable to North Dakota Securities Commissioner)


File No. - N.A.

Contact:         Ms. Jocelyn Smith Whitley
                 Franchise Examiner
                 600 East Boulevard, 5th Floor
                 Bismarck, North Dakota  58505
                 (701) 328-4712

                                                                    SCHEDULE 3.6



Washington

Post-Effective Amendment Fee - $100.00
         (payable to Treasurer, State of Washington)


Permit No. F-02197

                 Express deliveries:
Contact:         Department of Licensing
                 General Administration Building
                 Securities Division - 3rd Floor West
                 210 11th Street, SW
                 Olympia, Washington  98504

                 Regular mail:
                 Department of Licensing
                 Securities Division
                 Post Office Box 9033
                 Olympia, Washington  98507-9033
                 (360) 902-8760

                                                                    SCHEDULE 3.6


Wisconsin

Post-Effective Amendment Fee - $200.00
         (payable to State of Wisconsin)

File No. 288622-71

Contact:         Office of the Commissioner of Securities
                 111 East Wilson Street, Fourth Floor
                 Post Office Box 1768
                 Madison, Wisconsin  53701
                 (608) 266-3364 (Marjorie Sandee)
                 (608) 266-1365 (Kathy Denton)
                 (608) 266-8559 (James R. Fischer)
                 (608) 256-1259 (fax)

                                                                    SCHEDULE 3.6


New York

Post-Effective Amendment Fee - $150.00
         (payable to New York State Dept. of Law)

File No. F94-0119

Contact:         New York State Department of Law
                 Bureau of Investor Protection and Securities
                 120 Broadway, 23rd Floor
                 New York, New York  10271
                 (212) 416-8211
                 (212) 416-8816 FAX

                 (212) 416-8233 - Eric Zanier

                                                                    SCHEDULE 3.6


Minnesota

Post-Effective Amendment Fee - $100.00
         (payable to Minnesota Department of Commerce)

File No. F-1978

Contact:         State of Minnesota
                 Department of Commerce
                 133 East Seventh Street
                 St. Paul, Minnesota  55101
                 (612) 296-6328
                 (612) 296-4328 (fax)

                                                                 SCHEDULE 3.7(c)
                                                                October 12, 1995


[ ]      CAPITALIZATION


Attached is a listing of outstanding options and warrants obligating the Company to issue shares of common stock upon the exercise of such options and warrants. In addition, certain employment agreements to which the Company and the Subsidiaries are a party include provisions obligating the Company to grant additional options to purchase common stock of the Company. Refer to Schedule 3.15.

The number of shares of common stock outstanding as of December 31, 1993 and December 31, 1994, as per confirmation letters obtained from our transfer agent in connection with our annual audits for the periods then ended, reflected a number of shares eleven (11) less than the number reported by us as outstanding in those respective balance sheets. Our interim unaudited balance sheet included in our Quarterly Report on From 10-QSB for the quarterly period ended June 30, 1995 indicates 5,061,003 shares outstanding.

                                                                 SCHEDULE 3.7(c)
CHECK EXPRESS, INC.
SUMMARY OF STOCK OPTIONS AND WARRANTS ISSUED AND OUTSTANDING
AS OF SEPTEMBER 22, 1995


                               GRANT           EXERCISE PERIOD               STRIKE       NUMBER
 LAST              FIRST       DATE         FROM             TO              PRICE        SHARES
OPTIONS:
Riordon          Michael        6/15/93       6/15/93         4/1/96         0.43         25000

Schilit          Keith          6/15/93       6/15/93       12/31/97         0.85         12500

Lang             Larry          12/7/92       12/7/92       12/31/97             1         2500
McEnany          Patrick        12/7/92       12/7/92       12/31/97             1         2500
Schilit          Keith          12/7/92       12/7/92       12/31/97             1         2500
Wozniak          Joseph         12/7/92       12/7/92       12/31/97             1         2500

Lang             Larry          2/28/93        3/1/93        2/28/98         0.875        50000

Lang             Larry          9/13/93       9/13/93        9/12/98         1.125         2500
McEnany          Patrick        9/13/93       9/13/93        9/12/98         1.125         2500
Schilit          Keith          9/13/93       9/13/93        9/12/98         1.125         2500
Wozniak          Joseph         9/13/93       9/13/93        9/12/98         1.125         2500

Bacon            Gregg          12/2/93       12/2/93       12/31/98         1.125        10000
Frederico        Rudolph        12/2/93       12/2/93       12/31/98         1.125        10000
Goertz           Roger          12/2/93       12/2/93       12/31/98         1.125        15000
McEnany          Patrick        12/2/93       12/2/93       12/31/98         1.125         3000
Nelson           Kenneth        12/2/93       12/2/93       12/31/98         1.125         7500
Riordon          Michael        12/2/93       12/2/93       12/31/98         1.125        10000
Schilit          Keith          12/2/93       12/2/93       12/31/98         1.125         1000
Seale            Jimmy          12/2/93       12/2/93       12/31/98         1.125         5000
Todd             Decker         12/2/93       12/2/93       12/31/98         1.125        10000
Wozniak          Joseph         12/2/93       12/2/93       12/31/98         1.125         1000

Lang             Larry           4/1/94        4/1/94        3/31/99        1.1875        50000

Lyon             Linda          6/24/94       6/24/94        6/23/99        0.9375         5000
Peters           Ronald         6/24/94       6/24/94        6/23/99        0.9375         5000
Reback           Debra          6/24/94       6/24/94        6/23/99        0.9375         5000

McEnany          Patrick       11/22/94      11/22/94       11/21/99        0.6875         9000
Schilit          Keith         11/22/94      11/22/94       11/21/99        0.6875         9000
Wozniak          Joe           11/22/94      11/22/94       11/21/99        0.6875         9000
Lang             Larry         11/22/94      11/22/94       11/21/99        0.6875         5000
Todd             Decker        11/22/94      11/22/94       11/21/99        0.6875         5000

Bacon            Gregg         11/22/94      11/22/94       11/21/99        0.6875        15000
Goertz           Roger         11/22/94      11/22/94       11/21/99        0.6875        15000
Todd             Decker        11/22/94      11/22/94       11/21/99        0.6875        15000
Nelson           Ken           11/22/94      11/22/94       11/21/99        0.6875         7500
Frederico        Rudy          11/22/94      11/22/94       11/21/99        0.6875         7500
Seale            Jimmy         11/22/94      11/22/94       11/21/99        0.6875         7500
Swift            Ben           11/22/94      11/22/94       11/21/99        0.6875         5000
Murin            Karen         11/22/94      11/22/94       11/21/99        0.6875         5000

Lang             Larry           4/1/95        4/1/95        3/31/00          0.84        50000

Tune             Mark            6/9/95        6/9/95         6/8/00         0.875         7500
   TOTAL NUMBER OF SHARES UNDER OPTIONS                                                  417000

WARRANTS:

Paradise Valley                 6/24/93       6/24/94        6/23/97           2.1       261000 (a)
Public Units                    6/24/93       6/24/94       12/31/96             3      1000500
   TOTAL NUMBER OF SHARES UNDER OPTIONS AND WARRANTS                                    1678500

(a) This represents the Underwriter's Warrant, which entitles the Underwriter to purchase 43,500 Units (consisting of 174,000 shares of Common Stock and 87,000 Warrants) at a price of $6.60 per Unit. The Warrants included in the Units have terms consistent with public Units; i.e., exercise price of $3.00 per share. The $2.10 per share represents exercise of both the Underwriters warrant and then the Warrants included in the Units. All shares underlying this Underwriter's Warrant are out-of-the-money, even if only the Underwriter's Warrant is exercised (effective price per share of $1.65 for the four shares received).

                                                                    SCHEDULE 3.9
                                                                October 12, 1995
                                                                          Page 1



[ ]      ABSENCE OF CERTAIN CHANGES

A significant reduction in accounts receivable resulted from remittance of $200,000 in payment of amounts due the Company by The Galleon Corporation, a franchisee. This remittance resulted from final accounting and settlement on amounts due, in conjunction with the Company's sale of two check cashing businesses located in South Florida (refer to Schedule 3.15 for contract concerning the sale) related primarily to: 1) the use of the Company's existing bank inventory operating accounts from October 1, 1994 through February 28, 1995, at which time The Galleon Corporation was able to establish its own banking relationship; 2) amounts due the Company related to the Company's money orders sold by the franchisee through June 30, 1995; and 3) other minor amounts for expenses paid on behalf of the franchisee and passed on for reimbursement in the settlement process as agreed. An additional $44,000 has been received in September, representing the balance of the amount due the Company as a result of this settlement process.

Effective as of August 31, 1995, the Company completed two financings. First, the line of credit facility with SouthTrust Bank in the amount of $650,000 was refinanced by closing on a term loan facility with the bank. In addition, a $500,000 term loan was completed with Republic Bank on August 31, 1995. Loan origination costs associated with both of these facilities have also been capitalized as other assets and will be amortized over the life of the respective loan facility.

One of the Company's franchisees, DANCAM, Inc., failed to exercise its right to renew its existing lease (as assigned to DANCAM by the Company in conjunction with the sale of the check cashing business in Atlanta, Georgia effective April 1, 1994). The Company has a note receivable from DANCAM as a result of the sale of the check cashing business, with a balance due as of August 31, 1995 of $265,000. The Company has concluded that no reserve for uncollectibility of this note receivable is warranted at this time. However, facts and circumstances could conceivably change in the future such that a reserve of some amount may be necessary.

The Company has been informed by California Check Cashing Stores, Inc. ("CCC") that it may make a claim to adjust the purchase price allocated to the food stamp distribution business in conjunction with the Company's sale of such and five check cashing locations to CCC. The effects of such a claim, if made, can not be reasonably quantified at this time, nor can the likelihood of such a claim being made and enforced against the Company be quantified.

The Company and the Subsidiaries have not performed physical inventory observation procedures related to their fixed assets for several years. As a result, the possibility exists that there may be differences between detailed fixed asset records for each location underlying the

                                                                    SCHEDULE 3.9
                                                                October 12, 1995
                                                                          Page 2


general ledger balances and the assets which actually exist. However, senior management of the Company is not aware of any such differences, and further believes that all such differences, if any, in the aggregate would not be considered material to the financial position of the Company. Furthermore, each business location of the Company and the Subsidiaries has all the fixed assets necessary to carry on business in the ordinary course.

The Company will be recording an incremental amount of $10,000 of bad debt expense on the general ledger of Check Express Finance, Inc. ("Finance Express") in each of the months of August through December in order to increase the reserve for doubtful accounts. This is related to a specific set of installment note receivable contracts ("INC's") purchased from one used automobile dealer who has recently experienced financial difficulty.

The Company anticipates completing in the month of October an agreement for a lease financing facility in the amount of $150,000 to be utilized to finance the build out of new store locations and other fixed asset additions as necessary. This facility is being provided by American States Leasing.

The Company has committed to lending up to $25,000 to DANCAM, Inc., to be reduced to the extent there is a balance remaining due to the Company on the $15,000 Promissory Note due from DANCAM listed at Schedule 3.15, at such time as funds are needed as assistance to finance the cost of relocating this Check Express USA, Inc. franchisee's store.

                                                                   SCHEDULE 3.11
                                                                October 12, 1995


[ ]      TAX LIABILITIES

Agreements for the purchase or sale of stock or assets to which the Company or any of the Subsidiaries is a party include general indemnification language, and the Company and the Subsidiaries continue to be contingently liable or have rights under such indemnifications for a period of time covered by the agreements. Refer to Schedule 3.15.

Check Express USA, Inc. has received notification dated October 3, 1995 from the State of South Carolina Department of Revenue and Taxation that it will be treated as a voluntary filer provided it files the last three years tax returns and pay any tax which might be due. All penalties will be waived relative to these prior year returns. The 1994 return was filed when due under extension. The 1993 and 1992 returns will be prepared and filed as soon as is practicable in response to this notification of being afforded voluntary filing status.

The Company has received a notice from the Internal Revenue Service with respect to an alleged discrepancy between the Form 941 filed for Check Express USA, Inc. for the year ended December 31, 1992 and the Forms W-2 for the same period. The notice indicates a balance due the IRS, inclusive of penalties and interest, of $3,982.13. We have reviewed our records related to this notice and find that no such discrepancy exists. We have requested copies of records from the IRS in order to try to identify why the records they have lead to a different conclusion. We are not as yet in receipt of the requested IRS records. This matter will be resolved as soon as is practicable upon receipt of the records requested from the IRS.

The Company has received a notice from the State of California Franchise Tax Board which indicates an unpaid tax liability of $800.00 for the year ended December 31, 1995 due with the 1994 return. Management believes this issue will be resolved at no cost to the Company as the appropriate franchise tax was already paid for 1995.

The payments for cancellation of stock options and of any severance pay or other compensation in conjunction with or directly as a result of the contemplated transactions will result in the need to withhold and remit employment taxes related thereto including the Company and the Subsidiaries portion of employment taxes related thereto.

                                                                   SCHEDULE 3.13
                                                                October 12, 1995

[ ]      TITLE TO PROPERTIES

Real Properties Owned

Title to Real Estate, Book V183, Page 682, State of South Carolina, County of Charleston, related to real property located at E. Meeting Street, North Charleston, South Carolina, 29418 (vacant lot). There is a title defect effecting this property as described in that certain letter of April 6, 1989 from David M. Swanson of the law firm of Sinkler & Boyd to Frances I. Cantwell, Esquire, City Attorney for the City of Charleston, South Carolina (see copy attached to title documents).

Title to Real Estate, Part of the North Half of Lot 13 in Hoefgen Heirs Subdivision in Marion County, Indiana, related to real property located at 2620
S. Madison Avenue, Indianapolis, Indiana (store 506). This property was titled erroneously in the name of Check Express Stores, Inc. which technically is not a legal entity.

Substantially all assets of the Company and the Subsidiaries are encumbered as collateral supporting the various debt agreements to which the Company and the Subsidiaries are party as listed at Schedule 3.15.

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 1


[ ]      CONTRACTS

EMPLOYMENT CONTRACTS:

         Employee                                  Company
         --------                                  ------------------
         Larry F. Lang                             Check Express, Inc.
         Decker A. Todd                            Check Express, Inc.
         Mark Tune                                 Check Express, Inc.
         Kenneth Nelsen                            Check Express, Inc.
         H. Jeff Voss                              Check Express USA, Inc.
         Roger D. Goertz                           Check-X-Change Corporation
         S. Gregg Bacon                            Check Express Finance, Inc.

The sample employment agreement attached and the Check Express, Inc. Operating & Policy Manual are applicable to all other employees.

Commission structure for sales staff; Mike Riordon and Ben Swift, are attached.

See Schedule 3.24 for listing of contracts regarding employee benefits.

The Company has balances due from Bill Berger and David Hutton, former franchise sales representatives of the Company's franchise subsidiaries, for draws made against future franchise sales commissions. The Company has verbally agreed to credit these individuals for commissions in the amount of 25% of commissionable income (initial franchise fees less certain expenses) on sales for which they were primarily responsible, with the after-tax proceeds of all such commissions first being applied to the gross draw balances outstanding.

OTHER CONTRACTS:

Vendor                            Description                       Date             Termination
------                            -----------                       -------          -----------
Marchant Business Systems         Agreement for Software            7/2/89

Marchant Business Systems         Software Agreement                2/11/91          2/11/96
                                                                                     or pmt for 500
                                                                                     locations

Marchant Business Systems         Software Agreement                4/8/94           12/31/95

Travelers Express                 Processing Agreement              6/24/92          6/24/96 or
                                                                                     with 90 days
                                                                                     written notice


                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 2


Vendor                            Description                       Date             Termination
------                            -----------                       -------          -----------
Travelers Express Company, Inc.   Trust Agreement and               1/14/94          Upon written
                                  Rider No. 6's thereto                              notification
                                  for six company owned                              and return of
                                  stores in Washington State                         all unissued
                                                                                     money orders,
                                                                                     records,
                                                                                     equipment and
                                                                                     supplies

Western Union                     Form of Guaranteed Growth         1991
                                  Plan Amendment

Western Union                     Form of Agency Agreement          various

Western Union                     Form of Addendum to               various
                                  Agency Agreement

         NOTE: Refer to copy of letter dated October 10, 1995 addressed to Stephanie McVay attached as part of this Schedule 3.15 for further clarification of applicability and effectiveness of the above referenced contracts with Western Union

AT&T                              Uniplan Service Order             4/10/95

Executone Information Systems     LCR Maintenance                   7/31/95          7/31/96

Intermedia Communications of      Service Agreement
Florida, Inc.                     and Addendum                      3/31/94

New Financial Mortgage Corp.      Application for Loan              12/7/94
                                  Commitment

Borer Enterprises, Inc.           Joint Venture Agreement           11/23/94
                                  Addendum                          08/23/95


                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 3


Vendor                            Description                       Date             Termination
------                            -----------                       -------          -----------
Brinks Incorporated               Armored Car Service in            12/29/92         30 days
                                  Tampa Bay and Orlando                              written notice
                                  Florida markets                                    prior to annual
                                                                                     anniversary
                                                                                     date

Loomis Armored Inc.               Armored Car Service in            7/1/93           30 days
                                  Indianapolis market                                written notice

Loomis Armored Inc.               Armored Car Service in            2/1/95           30 days
                                  Seattle and Tacoma                                 written notice
                                  Washington market

Hillsborough Transit Authority    Consignment Agreement for         1/9/93           12/31/96, or
                                  Sale of Bus Passes                                 120 days
                                                                                     written notice
                                                                                     and return of
                                                                                     inventory

Pinellas Suncoast Transit         Consignment Agreement for         2/15/93          2/14/96, or
 Authority                        Sale of Bus Passes                                 120 days
                                                                                     written notice
                                                                                     and return of
                                                                                     inventory

State of Washington, Dept. of     Food Coupon Distribution          7/1/95           Only by DSHS
 Social and Health Services                                                          with 14 days
 ("DSHS")                                                                            written notice

The Florida Department of the     Sale of lottery tickets for       7/12/95          7/12/99, or
 Lottery                          instant games only, only                           upon written
                                  at Check Express Florida, Inc.                     notice by
                                  check cashing business located                     Retailer, or
                                  at 8207 N. Florida, Ave., Tampa,                   upon 30 days
                                  Florida, 33604                                     written notice
                                                                                     by Lottery


                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 4


Vendor                            Description                                Term (if Applicable)
------                            -----------                                --------------------
Convenience Store                 Advertising for Franchise                  1/95-1/96
         Decisions                Marketing

Convenience StoreNews             Advertising for Franchise Marketing

Entrepreneur                      Advertisements for Franchise               2/95 - 1/96
                                  Marketing

Fitzgerald Construction           Tenant Buildout for Orlando
         Company (A)              Location

The Franchise Handbook            Advertising for Franchise                  4/95 - 1/96
                                  Marketing

Frey Construction (A)             Buildout for Indianapolis Location

GTE Mobilnet                      Cellular Phones                            9/29/-94 - 9/29/95
                                  (813)-310-4165
                                  (813)-310-4164
                                  (813)-310-4166

Mitchell Design Group Inc.        Kiosk Design Development

Multi-Directory Services Inc.     Advertising placed in Phone Directories
                                  1995-96 Phone Book Releases

Nations Restaurant News           Advertising for Franchise                  1/95 - 1/96
                                  Marketing

Paradise Construction(A)          Tenant Buildout for Orlando Location

Shirley/Hutchinson                Brochure Development and
         Creative Works                    Printing

Thomas Sign & Awning              New Signs for Store 238

Wall Street Journal               Advertisements for Franchise               4/27/95-4/26/96
                                  Marketing


                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 5


Vendor                            Description                                Term (if Applicable)
------                            -----------                                --------------------
Xerox                             Full Service Copier Maintenance
                                  Agreement (see Capital Lease 3.15)

GECAL                             Automobile Lease                           1/94-1/98

SouthTrust of Alabama NA          Automobile Lease                           2/94-1/98


(A) As it relates to Construction Contracts for store build outs, ordinary course of business necessitates periodic changes as it relates to the completion of the work.

Check Cashing Software License/Purchase Agreement (License No. 022692) by and between Answers, Etc. and Check-X-Corporation.

Surety Bond number 101100 issued by Titan Indemnity Company on behalf of Check Express, Inc. in favor of Department of Financials, Indiana.

Corporate guarantee by Check Express, Inc. given on behalf of Hubert Rhoden and/or The Galleon Corporation, for the benefit of Western Union Financial Services, Inc., terminating December 31, 1995.

Engagement letter dated January 3, 1995 and supplement thereto dated February 20, 1995 by and between Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A. and Check Express USA, Inc. with respect to professional services regarding the preparation of the 1995 Check Express Uniform Franchise Offering Circular ("UFOC") and related compliance matters for the ensuing twelve month period, including fee and payment terms. These letters also address preparation of a 1995 UFOC for Check-X-Change Corporation which the Company, based on advise of counsel, has determined is not necessary under the existing circumstances in order to affect sales to existing Check-X-Change franchisees.

The Company allows two of its franchisees, COMART and The Galleon Corporation (a former employee), to sell the Company's money orders and to remit each business day to the Company based on money orders paid. These arrangements are both to expire effective December 31, 1995. These franchisees are also required to reimburse the Company for per item charges, costs of printing money order stock, and money order equipment rental costs.

Refer to the attached Check Express Finance, Inc. internal memorandum dated September 27, 1995 from Gregg Bacon, Director of Finance, to Decker Todd, V.P. of Finance, which provides a summary of the terms of verbal agreements between Check Express Finance, Inc. and the used automobile dealers from whom it currently purchases installment notes receivable contracts at a

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 6


discount.

TITLE DOCUMENTS:

Warranty Deed, O.R. Book 6982, Page 960, Hillsborough County Records, Florida, related to real property located at 3921 N. Florida Avenue, Tampa, Florida, 33603 (Store 248).

Title to Real Estate, Book V183, Page 682, State of South Carolina, County of Charleston, related to real property located at E. Meeting Street, North Charleston, South Carolina, 29418 (vacant lot). There is a title defect effecting this property as described in that certain letter of April 6, 1989 from David M. Swanson of the law firm of Sinkler & Boyd to Frances I. Cantwell, Esquire, City Attorney for the City of Charleston, South Carolina (see copy attached to title documents).

Title to Real Estate, Book K180, Page 769, State of South Carolina, County of Charleston, related to real property located at 2122 Cosgrove Avenue, North Charleston, South Carolina, 29405 (store F802 under month to month oral lease to Check Express USA, Inc. franchisee at $750.00 per month).

Title to Real Estate, Part of the North Half of Lot 13 in Hoefgen Heirs Subdivision in Marion County, Indiana, related to real property located at 2620
S. Madison Avenue, Indianapolis, Indiana (store 506). This property was titled erroneously in the name of Check Express Stores, Inc. which technically is not a legal entity.

INSTRUMENTS EVIDENCING INDEBTEDNESS:

Installment Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. in the amount of $650,000, dated August 31, 1995.

Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $880,000 dated February 10, 1994.

Term Mortgage Loan Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $106,000 dated May 18, 1993.

Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $270,000 as corrected effective January 4, 1993.

Clean Irrevocable Letter of Credit number 95-12 issued on May 10, 1995 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 7


Clean Irrevocable Letter of Credit number 94-07 issued on March 14, 1994 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.

Line of Credit provided by Seattle-First National Bank to Peterlyn, Inc. dated April 26, 1995 and expiring April 30, 1996 in the amount of $200,000.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $500,000 dated December 28, 1994.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $400,000 dated April 11, 1995.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $200,000 dated July 6, 1995.

Term Promissory Note Payable to Republic Bank by Check Express Finance, Inc. in the amount of $500,000 dated August 31, 1995.

Mortgage Note Payable to John Trinh and Cindy Trinh by Checkpoint Information Services, Inc. in the amount of $90,000 dated December 16, 1988, assumed by Check Express, Inc. in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Mortgage Note Payable to 500 Liquors, Inc. by Check Express Stores, Inc. in the amount of $75,000 dated May 31, 1994.

Promissory Note Payable to RW Enterprises, Inc. by Check Express, Inc. and Peterlyn, Inc. in the amount of $500,000 dated August 15, 1994 made in connection with the Asset Purchase Agreement by and among Check Express Florida, Inc. and RW Enterprises, Inc., included as Exhibit 10.14 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994.

Subordinated Promissory Note payable to Linda M. Dunn by Check Express, Inc. in the amount of $7,509.49 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Subordinated Promissory Note payable to Freeman Investments by Check Express, Inc. in the amount of $144,500.89 dated December 17, 1990, in conjunction with the Stock Purchase

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 8


Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990. This note payable has been amended, by letter dated May 12, 1995, to eliminate the balloon payment due November 1, 1995 and providing for liquidation of the then remaining balance at the same monthly payment and interest rate for the term necessary to liquidate the balance to zero.

Subordinated Promissory Note payable to Mari S. Gillman by Check Express, Inc. in the amount of $4,204.04 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Subordinated Promissory Note payable to Gene F. Lang by Check Express, Inc. in the amount of $54,686.85 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Subordinated Promissory Note payable to Steven A. Nichols by Check Express, Inc. in the amount of $8,408.08 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Subordinated Promissory Note payable to Michael W. O'Shaughnessy by Check Express, Inc. in the amount of $16,816.49 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990. This note payable has been amended, by letter dated September 29, 1995, to eliminate the balloon payment due November 1, 1995 and providing for liquidation of the then remaining balance at the same monthly payment and interest rate for the term necessary to liquidate the balance to zero.

Subordinated Promissory Note payable to Aldeena G. Osgood by Check Express, Inc. in the amount of $8,408.08 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Subordinated Promissory Note payable to Charles E. Osgood by Check Express, Inc. in the amount of $8,408.08 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Subordinated Promissory Note payable to Jim and Sandy Palazzi by Check Express, Inc. in the amount of $4,204.04 dated December 17, 1990, in conjunction with the Stock Purchase

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                          Page 9


Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

Subordinated Promissory Note payable to Pete F. Rich and Gail R. Rich by Check Express, Inc. in the amount of $8,408.08 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990. This note payable has been amended, by letter dated September 29, 1995, to eliminate the balloon payment due November 1, 1995 and providing for liquidation of the then remaining balance at the same monthly payment and interest rate for the term necessary to liquidate the balance to zero.

Subordinated Promissory Note payable to Charles S. Sink by Check Express, Inc. in the amount of $12,612.12 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990. This note payable has been amended, by letter dated September 29, 1995, to eliminate the balloon payment due November 1, 1995 and providing for liquidation of the then remaining balance at the same monthly payment and interest rate for the term necessary to liquidate the balance to zero.

Subordinated Promissory Note payable to Holbrook Stapp by Check Express, Inc. in the amount of $4,204.04 dated December 17, 1990, in conjunction with the Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990.

         NOTE: An offer was extended by the Company to all Checkpoint Information Services, Inc. note holders above to amend the terms of their original notes as outlined for those indicated as having been amended above. Mr. Gene F. Lang has declined to accept the offer. All others are pending notification to the Company of as to acceptance of the offer.

Promissory Note payable to American Check Cashing Company, Inc. and American Express Travel Related Services Company by Check Express Florida, Inc. in the amount of $225,000 dated June 14, 1994, made in connection with the Asset Purchase Agreement by and among Check Express Florida, Inc. and American Check Cashing Company, included as Exhibit 10.9 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994. Payments due to American Check Cashing Company, Inc. under this note are subject to a garnishment action against Mr. Charles Gibson, President of American Check Cashing Company, Inc., as filed April 29, 1994 by Fresno Count Clerk, case number 287152-3.

Promissory Note payable to American Check Cashing Company, Inc. by Check Express Florida, Inc. in the amount of $82,500 dated August 11, 1994, made in connection with the Assignment

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 10


and Assumption of Contract by and between American Check Cashing Company, Inc. and Check Express Florida, Inc. included as Exhibit 10.13 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994.

Noncompetition Agreement payable to Kenneth L. Graham and Sandra J. Graham by Check Express Florida, Inc. in the amount of $50,000 dated July 1, 1994, made in connection with the Asset Purchase Agreement by and among Check Express Florida, Inc. and Checkline Financial, Inc., included as Exhibit 10.10 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994.

Promissory Note payable to Par Ventures, Inc. by Check Express Florida, Inc. in the amount of $160,000 dated January 3, 1994, made in connection with the Agreement for Purchase and Sale by and between Par Ventures, Inc. and Check Express Florida, Inc., included as Exhibit 29.3 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1993. Partial Assignment to Gene
F. Lang of Promissory Note Payable to Bay Area Investment Group, Inc. by Check Express Florida, Inc. in the amount of $40,867.33 dated September 8, 1992, in connection with the Agreement for Purchase and Sale by and between Bay Area Investment Group, Inc., as Seller, and Check Express Florida, Inc., as Buyer, dated September 8, 1992, for the purchase and sale of the assets of the business described as the Fern Park Store, 6851 Highway 17-92 South, Fern Park, Florida 32730.

Partial Assignment to Francis E. Lang Keogh Plan c/o American National Bank of Promissory Note Payable to BAIG GROUP, INC., 1989-I by Check Express Florida, Inc. in the amount of $40,867.33 dated September 8, 1992, in connection with the Agreement for Purchase and Sale by and between BAIG Group, Inc., 1989-I, as Seller, and Check Express Florida, Inc., as Buyer, dated September 8, 1992, for the purchase and sale of the assets of the business described as the Chickasaw Store Location, 8004 East Colonial Drive, Orlando, Florida 32812 and as the Edgewater Store Location, 5701 Edgewater Drive, Orlando, Florida 32810.

Term Promissory Note in the amount of $650,000 by The Galleon Corporation as "Maker" and Check Express Florida, Inc. as "Holder" in conjunction with the Asset Purchase Agreement by and among Check Express Florida, Inc., The Galleon Corporation, and Hubert N. Rhoden, included as Exhibit 10.15 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994.

Term Promissory Note in the amount of $280,000 by DANCAM, Inc. as "Maker" and Check Express Florida, Inc. as "Holder" in conjunction with the Agreement for Purchase and Sale by and between Check Express Florida, Inc. and DANCAM, Inc., included as Exhibit 10.8 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994.

Promissory Note in the amount of $15,000 by DANCAM, Inc. and Daniel J. Campbell as "Maker"

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 11


and Check Express, Inc. as "Holder".

Term Promissory Note in the amount of $100,000 by Blue & Gold Check Cashing, Inc. as "Maker" and Check Express South Carolina, Inc. as "Holder," in conjunction with the Agreement for Purchase and Sale by and between Check Express South Carolina, Inc. and Blue & Gold Check Cashing, Inc., included as
Exhibit 10.11 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994.

Promissory note receivable from Mike Riordon dated January 1, 1995 in the amount of $45,903.50.

LEASES FOR REAL PROPERTY OTHER THAN STORE LOCATIONS:

Lease by and between PARA MET PLAZA ASSOCIATES and Check Express, Inc. for corporate office space located at 101 E. Kennedy Blvd., Suite 3800, Tampa, Florida, 33601.

Lease by and between Northgate SC Company, Ltd. and Check Express Florida, Inc. for storage space located at 8943 N. Florida Avenue, Tampa, Florida, 33604.

First Amendment to Lease effective as of September 29, 1995 between The Mutual Life Insurance Company of New York ("Landlord") and Check-X-Change, Inc. ("Tenant"), for month-to-month extension of lease term related to real property located at 2625 Piedmont Road in Atlanta, Fulton County, Georgia (a check cashing business sold to a franchisee of Check Express USA, Inc., DANCAM, Inc., effective April 1, 1994).

Check Express, Inc. remains as guarantor through April 1, 1999, on behalf of The Galleon Corporation, on the assignment of lease for real property located at 4050 Forest Hill Blvd., West Palm Beach, Florida, 33406, such assignment having been given in connection with the sale of the check cashing business at that location by Check Express Florida, Inc. to The Galleon Corporation effective October 1, 1994.

Check Express Florida, Inc. remains as guarantor on behalf of California Check Cashing Stores II, Inc., on the assignment of lease for real property located at 5350 Pacific Avenue, Stockton, California, 95207, such assignment having been given in connection with the sale of the check cashing business at that location by Check Express Florida, Inc. to California Check Cashing Stores II, Inc. effective January 31, 1995.

Check Express Florida, Inc. remains as guarantor on behalf of California Check Cashing Stores II, Inc., on the assignment of lease for real property located at 219 E. Weber Avenue, Stockton, California, 95202, such assignment having been given in connection with the sale of the check cashing business at that location by Check Express Florida, Inc. to California Check Cashing Stores II, Inc. effective January 31, 1995.

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 12


Check Express Florida, Inc. remains as guarantor on behalf of California Check Cashing Stores II, Inc., on the assignment of lease for real property located at 711 Airport Way, Stockton, California, 95202, such assignment having been given in connection with the sale of the check cashing business at that location by Check Express Florida, Inc. to California Check Cashing Stores II, Inc. effective January 31, 1995.

Check Express Florida, Inc. remains as guarantor through January 31, 1996, on behalf of California Check Cashing Stores II, Inc., on the assignment of lease for real property located at 1320 Standiford Ave., Space 8, Modesto, California, 95359, such assignment having been given in connection with the sale of the check cashing business at that location by Check Express Florida, Inc. to California Check Cashing Stores II, Inc. effective January 31, 1995.

Check Express Florida, Inc. remains as guarantor on behalf of California Check Cashing Stores II, Inc., on the assignment of lease for real property located at 2508 Oakdale Rd., C-3, Modesto, California, 95355, such assignment having been given in connection with the sale of the check cashing business at that location by Check Express Florida, Inc. to California Check Cashing Stores II, Inc. effective January 31, 1995.

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 13


The Company and the Subsidiaries sublet certain real property as follows:

1. Refer to Lease Agreement dated December 17, 1988 by and between CHECKPOINT, INC. and Mr. Harold Holliday, Jr., attached hereto as part of Schedule 3.15, which summarizes the terms of the month-to-month verbal lease agreement in effect between Mr. Holliday and Check Express South Carolina, Inc. which now owns the subject property (this is a small section of the property described under "Title Documents" above as located at 2122 Cosgrove, North Charleston, South Carolina, 29405);
2. Sublease Agreement between Check Express, Inc./Peterlyn Inc. and Columbia Agencies, Inc. related to real property at 2632 South 38th Street, Tacoma, Washington.
3. Check Express Florida, Inc. sublets a portion of the real property located at 1335 Brandon Blvd., #F, Brandon, Florida, under a month-to-month verbal lease agreement to PATIO SHACK at $300.00 per month.

LEASES FOR PERSONAL PROPERTY:

Lease agreement related to assets of store 501 by and between Lawrence Weinberg and Ambassador Financial Services, assigned by Lawrence Weinberg to Check Express South Carolina, Inc., "Assignee", such assignment approved by Citizens Banking Company, Successor in Interest, by Assignment from Ambassador Financial Services, Inc., "Lessor," such assignment dated effective August 6, 1991.

Lease agreement related to certain computer equipment located at store 210 by and between Check Express Florida, Inc. and IBM Credit Corporation.

Lease agreement related to Mita copier located at corporate by and between Check Express, Inc. and GE Capital dated June 4, 1993.

Lease agreement related to Xerox copier located at corporate by and between Check-X-Change Corporation and Xerox dated November 6, 1992.

Lease agreement number 993054-6 related to certain computer equipment located at corporate by and between Check-X-Change Corporation and First Portland Leasing Corp. dated October 30, 1992.

Lease agreement number 993054-7 related to certain computer equipment located at corporate by and between Check-X-Change Corporation and First Portland Leasing Corp. dated February 4, 1993.

Lease agreement number 6514520 related to Executone telephone system equipment and software license agreement, located at corporate office, by and between Check Express, Inc. and GE Capital as accepted by Check Express, Inc. on April 19, 1994.

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 14


Lease agreement related to certain computer equipment located at corporate by and between Check Express, Inc. and Sanwa Leasing Corporation dated May 31, 1994.

Certain personal property of the Company, comprised of computer equipment, is being leased to The Galleon Corporation under a verbal lease agreement. See a summary of the equipment and the terms of the verbal lease agreement summarized on the page attached hereto as part of Schedule 3.15 entitled "Equipment Lease for Hubert Rhoden."

AGREEMENTS FOR PURCHASE OR SALE OF BUSINESSES:

Agreements for the purchase or sale of stock or assets to which the Company or any of the Subsidiaries is a party typically include general indemnification language, corporate and/or personal guaranties by the buyer to the seller, and security agreements in favor of the seller, and the Company and the Subsidiaries continue to be contingently liable under or have rights under such provisions for the period of time covered by the respective agreement. A listing of all such agreements for the purchase or sale of stock or assets to which the Company or any of the Subsidiaries has been a party follows.

1. Stock Purchase Agreements by and among Check Express, Inc., Checkpoint Information Services, Inc. and the Stockholders of Checkpoint Information Services, Inc. dated December 17, 1990, whereby Check Express, Inc. acquired the business of two check cashing businesses in Charleston, South Carolina, including certain real property described as follows:

         - Title to Real Estate, Book V183, Page 682, State of South Carolina, County of Charleston, related to real property located at E. Meeting Street, North Charleston, South Carolina, 29418 (vacant lot). There is a title defect effecting this property as described in that certain letter of April 6, 1989 from David M. Swanson of the law firm of Sinkler & Boyd to Frances I. Cantwell, Esquire, City Attorney for the City of Charleston, South Carolina; and
         - Title to Real Estate, Book K180, Page 769, State of South Carolina, County of Charleston, related to real property located at 2122 Cosgrove Avenue, North Charleston, South Carolina, 29405 (store F802 under month to month oral lease to Check Express USA, Inc. franchisee at $750.00 per month).

2. Asset Purchase Agreement by and among Check Express Florida, Inc. and RW Enterprises, Inc., included as Exhibit 10.14 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express Florida, Inc. purchased three check cashing businesses located as follows:

         -       10519 Bridgeport Way SW, Tacoma, WA 98499;
         -       10707 Pacific Ave., Suite D, Tacoma, WA 98444; and

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 15


         -       6302 6th Avenue, Tacoma, WA 98406.

3. Asset Purchase Agreement by and among Check Express Florida, Inc. and American Check Cashing Company, included as Exhibit 10.9 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express Florida, Inc. purchased the assets of three check cashing businesses located as follows:

         -       219 E. Weber Ave., Stockton, CA 95202;
         -       5350 Pacific Ave., Stockton, CA 95207; and
         -       711 Airport Way, Stockton, CA 95207.

4. Assignment and Assumption of Contract by and between American Check Cashing Company, Inc. and Check Express Florida, Inc. included as
         Exhibit 10.13 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express Florida, Inc. acquired the food stamp distribution business located at 223 E. Weber Avenue, Stockton, CA 95202.

5. Asset Purchase Agreement by and among Check Express Florida, Inc. and Checkline Financial, Inc., included as Exhibit 10.10 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express Florida, Inc. acquired certain assets of the two check cashing businesses located as follows:

         -       1320 Standiford Ave., Suite E-8, Modesto, CA 95350; and
         -       2508 Oakdale Road, Suite C-3, Modesto, CA 95353.

6. Agreement for Purchase and Sale by and between Par Ventures, Inc. and Check Express Florida, Inc., included as Exhibit 29.3 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1993, whereby Check Express Florida, Inc. acquired two check cashing businesses located as follows:

         -       2532-B Skipper Road, Tampa, Florida 33613; and
         -       1335 Brandon Blvd., #F, Brandon, Florida 33511.

7. Agreement for Purchase and Sale by and between Check Express Florida, Inc. and DANCAM, Inc., included as Exhibit 10.8 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express Florida, Inc. sold the assets of the check cashing business located at 2625 Piedmont Road, Atlanta, GA 30324.

8. Agreement for Purchase and Sale by and between Check Express South Carolina, Inc. and Blue & Gold Check Cashing, Inc., included as
         Exhibit 10.11 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express South

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 16


         Carolina, Inc. sold the two check cashing businesses located as follows:

         -       5522 Rivers Avenue, N. Charleston, SC 29418; and
         -       2122 Cosgrove Avenue, N. Charleston, SC 29418.

9. Agreement for Purchase and Sale by and between Bay Area Investment Group, Inc., as Seller, and Check Express Florida, Inc., as Buyer, dated September 8, 1992, for the purchase and sale of the assets of the business described as the Fern Park Store, 6851 Highway 17-92 South, Fern Park, Florida 32730.

10. Agreement for Purchase and Sale by and between BAIG Group, Inc., 1989-I, as Seller, and Check Express Florida, Inc., as Buyer, dated September 8, 1992, for the purchase and sale of the assets of the business described as the Chickasaw Store Location, 8004 East Colonial Drive, Orlando, Florida 32812 and as the Edgewater Store Location, 5701 Edgewater Drive, Orlando, Florida 32810.

11. Agreement and Plan of Merger dated December 1, 1993, by and among Check Express Florida, Inc., Selann, Inc., and Stephen L. Selka, whereby Check Express Florida, Inc. acquired the check cashing business located at 4050 Forest Hill Boulevard, West Palm Beach, Florida, 33406.

12. Agreement and Plan of Merger dated December 1, 1993, by and among Check Express Florida, Inc., Selann No. 2, Inc., and Stephen L. Selka, whereby Check Express Florida, Inc. acquired the check cashing business located at 3280 South Military Trail, Lake Worth, Florida, 33463.

13. Stock Purchase Agreement, effective as of January 1, 1994, by and among Check Express, Inc., Peterlyn, Inc. and Peter F. Borer, whereby Check Express, Inc. acquired the four check cashing businesses located as follows:

         -       Check Express 101, 14615 1st Avenue South, Burien, WA 98166;
         -       Check Express 102, 2632 South 38th Street, Tacoma, WA 98409;
         -       Check Express 103, 13028 Aurora Avenue North, Seattle, WA
                 98133; and
         -       Check Express 104, 10515 Pacific Hwy. S.W., Tacoma, WA 98499.

14. Agreement and Plan of Reorganization dated September 11, 1993, by and among Check Express, Inc., Check-X-Change Corporation, H. Jeffrey Voss, Roger D. Goertz, Joseph E Budde, Robert E. Bunn, Daniel E. Bunn, Bill Jameson, Joseph Jones, Holly Mulcahey, Gene Quigg, and Robert Sutcliff, whereby Check Express, Inc. acquired all the outstanding common stock of Check-X-Change Corporation.

                                                                   SCHEDULE 3.15
                                                                October 12, 1995
                                                                         Page 17


15. Agreement for Sale of Business and Bill of Sale between Oakbrook Financial Corporation as "Buyer" and Check Express, Inc. as "Seller" dated July 25, 1994, included as Exhibit 10.12 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express, Inc. disposed of the check cashing business located at 2929 SE Powell Blvd., Portland, OR 97202.

16. Asset Purchase Agreement by and among Check Express Florida, Inc., The Galleon Corporation, and Hubert N. Rhoden, included as Exhibit 10.15 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, whereby Check Express Florida, Inc. sold the two check cashing businesses located as follows:

         -       4050 Forest Hill Boulevard, West Palm Beach, Florida, 33406;
                 and
         -       3280 South Military Trail, Lake Worth, Florida, 33463.

17. Agreement for Purchase and Sale of Assets dated January 6, 1995, by Check Express Florida, Inc. as "Seller" and California Check Cashing Stores, Inc. as "Buyer," included as Exhibit 10.16 to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994. The Company has been advised by California Check Cashing Stores, Inc. that it may attempt to make a claim to reduce the purchase price assigned to the food stamp distribution operation.


Reference is made to all commitments listed, included or referred to in other schedules to this agreement including exhibits to Form 10-KSB.

                                                                   SCHEDULE 3.15

                              EMPLOYMENT AGREEMENT

         This Agreement is made and entered into by and between _______________ ___________________, a corporation organized under the laws of _____________ (hereinafter referred to as "Company"), and _______________ (hereinafter referred to as "Employee"). Employee is being employed by company in the following capacity: ___________________________________________.
                                   (Job Title)

         In consideration of the employment and/or continued employment of Employee by Company and in consideration of the benefits and mutual covenants herein contained and the further considerations passing between the parties hereto, it is agreed by and between company and Employee as follows:

         1. REASON FOR AGREEMENT. Company is engaged in the check cashing business. The parties recognize and acknowledge that Company and its principals have been engaged in this business for many years and over the course of time have developed substantial good will, valuable relationships with customers, trade secrets and particular means or methods of conducting its business, all of which are worthy of protection. The parties further recognize the mutual benefit of a clearer understanding of the obligations of Company and Employee.

         2. COMPENSATION. Employee will be initially paid $____________ per _________. Managers are exempt salaried employees. Tellers are hourly employees. Head Tellers are salary non-exempt (the base weekly pay is for up to 46 straight-time hours; overtime will be paid at a half-time rate for hours in excess of 40 to 46 hours; overtime will be paid at time and a half for hours in excess of 46 per week). Time sheets are required for all employees. Company reserves the right to change the amount of compensation from time to time at Company's discretion, upon notice by Company to Employee.

         3. DOCUMENTS AND RECORDS. It is expressly understood and agreed that all materials, lists, documents, and records made or received in the court of company's business by Employee, including but not limited to those documents referred to in paragraphs 6 and 7 of this Agreement, shall be and shall remain the sole separate property of the Company, and shall be returned to Company upon Employee's termination of employment for any reason or as directed by Company.

         4. TERMINATION. It is agreed that this Agreement may be terminated by either party without cause upon fourteen (14) days' prior written notice to the other. It is further agreed that the services of Employee under this Agreement may be terminated by

Company at any time for good and sufficient cause, which includes; negligence, inattention to duties, incompetence, shortage on accounts, immoral conduct, and failure on the part of Employee to carry out the rules and regulations of Company or any of his duties and obligations under this Agreement.

         5. TRAINING, POLICIES.   As a part of the consideration for the
execution of this Agreement and for the training and employment of Employee by Company, Employee agrees that, during the term of this Agreement, he shall devote his entire time and his best efforts during normal business hours to providing satisfactory service to Company. Employee agrees to comply at all times with the rules and regulations which may be established from time to time by Company. Such rules and regulations may be amended from time to time at. the sole discretion of Company.

         6. REPRESENTATIONS.   Neither Employee nor any affiliate of
Employee including without limitation, former employers, partners, or family members, owns or is presently developing, or is contemplating developing, a system for operating, advertising, promotion, and managing a check cashing business.

         7. TRADE SECRETS.   It is expressly understood and acknowledged
by Employee that all books of accounts, orders, customer lists, prospect lists or lists of potential or actual customers of company and any other document reflecting the names and addresses of past, existing or potential customers, Company's business methods and procedures, profits, and other such commercial information concerning Company's business are the property of the Company and contain confidential trade secrets and commercial information of Company. It is further understood and acknowledged by Employee that such documents and information have been acquired and prepared by Company over the years at the expense and effort of Company, are of great value to Company in its business, and the confidentiality of such information and restrictions on any use of such information are essential to Company.

         It is therefore understood and agreed by Employee that, as part of the consideration for the execution of this Agreement information shall be considered and maintained by Employee as trade secrets and commercial information, and will not be revealed, directly or indirectly by Employee to any person, firm, or corporation (other than Company or its agents and employees) without the express written consent of Company, both during his employment and after termination thereof.

         8. INTELLECTUAL PROPERTY.   As part of the consideration for the
execution of this Agreement and the employment of Employee by Company, Employee hereby assigns and agrees to assign to Company, its successors, or designees all his rights in and to all inventions, discoveries and improvements (whether patentable or not) made or conceived by Employee, either solely or jointly with others, provided such inventions, discoveries and improvements are a result directly or indirectly, wholly or in part, of his employment or are related directly or indirectly, wholly or in part, to any business conducted at any time prior to any termination of his employment, by Company, It is understood that inventions, discoveries and improvements made by Employee prior to his employment by Company are not included in this Agreement.

         Employee specifically agrees that, except as Company may direct or may consent in writing, he will not disclose at any time knowledge, or other data, possessed and kept confidential by Company which he may obtain during the course and by virtue of his employment, including but not limited to research and development data, reports, licenses, processes and methods, inventions and discoveries.

         9. PROTECTION COVENANTS.   As a part of the consideration for
the execution of this Agreement and for the employment of Employee by company, Employee agrees that, during his employment by Company and for two (2) years after the termination of this Agreement for any reason whatsoever, whether with or without cause and whether voluntary or involuntary, he will not directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, firm, joint venture, partnership, company, corporation, organization, or association:

(A) Engage in a check cashing business within the State of Florida or any other state in which Company has conducted business.

(B) Solicit, divert, take away, or serve any customer of Company with whom he has either had dealings or contact or had personal knowledge of dealings or contact by other Company employees during the Five years immediately preceding the termination of the Agreement.

(C) Hire any employee of Employer. Employee also agrees that he will not call upon, contact, or otherwise communicate with any such customer or employees of Company for the purpose of soliciting, diverting, taking away or hiring any such customers or employees, and/or disparaging Company in any way.

         It is understood and intended by Employee and Company that the foregoing restrictive covenants shall be construed as agreements independent of any other provision of this Agreement or otherwise, shall not constitute a defense to the enforcement by Company of such covenants.

         Company and Employee agree that the foregoing covenants are appropriate and reasonable when considered in light of the nature and extent of the business conducted by Company and the nature and extent of Employee's obligations hereunder. It is agreed by Company and Employee that, if any portion of the restrictive covenants set forth above are held to be unreasonable, arbitrary or against public policy, then such portion of such covenant shall be considered divisible both as to time and geographic area. Company and Employee agree that; if any court of competent jurisdiction determines the specified time period or the specified geographic area encompassed by the foregoing restrictive covenants to be unreasonable, arbitrary, or against public policy, then a lesser time period or geographical area which is determined to be reasonable, non-arbitrary, and not against public policy shall be enforced against Employee.

         10. INJUNCTIVE RELIEF.   Employee represents and acknowledges that
his skill and abilities in the check cashing business are significantly enhanced or will largely or entirely be due to the training given him by Company. Further, Employee represents and acknowledges that his experience and capabilities are such that he can obtain employment within the area defined in paragraph 8 pursuant to this Agreement in a business other than the check cashing business, and that he is fully capable of earning a livelihood independent of that business. As a consequence of such expertise and capability, temporary or permanent injunctive relief of the period and type defined in paragraph 8 would not cause Employee an undue burden or hardship.

         11. RIGHT TO SET OFF.    Company may establish procedures to account
for cash under the control of Employee. In the event Company determines in accordance with such established procedures or otherwise that there is a shortage of any amount which was under the control of Employee, Employee shall indemnify and hold Company harmless from all such amounts, and Company, in certain circumstances, shall have the right to set off any such amount against any sums owed by Company to Employee.

         12. DRUG AND POLYGRAPH TESTING POLICY.    Employee acknowledges that
the rules and regulations which may be established by Company is a requirement that , in certain circumstances, Employee submit to drug testing and polygraph tests and that the failure to comply with such rules and regulations shall be, pursuant to paragraph 4, grounds for termination.

         13. GOVERNING LAW.    This Agreement shall be construed and
enforced in accordance with the laws of the state of __________________.

         14. ENTIRE AGREEMENT.    This Agreement supersedes any prior
employment agreement between the parties, and any agreement or agreements concerning in any way the same subject matter.

         15. ATTORNEYS' FEES.    In the event that either party hereto shall
file an action to enforce any provision of this Agreement or seek damages for breach hereof, the prevailing party shall be paid in addition to all sums which may be required to be paid a reasonable sum for such prevailing party's attorney's fees.

         16. READJUSTMENT OF CONTRACT ON INVALIDITY.   Employee acknowledges
receipt of a copy of this Agreement and agrees that, if any provision of this Agreement is held to be too broad to be enforced in its entirety, such provision shall be construed to create an obligation to the full extent permitted by law, and if any provision is declared void or unenforceable, such a finding shall not impair the force and effectiveness of the remaining provisions.

         17. WAIVER REMEDIES. Any waiver or waivers by a party of any provision or term of this Agreement shall not be deemed a waiver of any other provision or term contained herein. All remedies provided under this Agreement shall be taken and construed as cumulative and in addition to every other remedy provided for herein or by law.

         18. CHANGES TO AGREEMENT. This Agreement may be changed only by an agreement in writing.

         19. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this agreement.

         I have carefully read this Agreement and have been given an opportunity to ask questions of Company's representative. I have had an opportunity to consult with an attorney of my choice (at my expense) prior to signing this Agreement and understand that signing this Agreement is a condition of my employment and/or continued employment.


         DONE AND SIGNED at ___________________, this ____ day of __________,
19____.




WITNESSES:


--------------------------                      -----------------------------
                                                          Employee


--------------------------                      -----------------------------

Check Express and Consolidated Subsidiaries

Summary of Insurance Policies

Company  GL Account          Insured With                            Type of Policy                 Policy Number
-------  ----------          ------------                            --------------                 -------------
MT       1710-00             MML Bay State Life                      Flexible Premium               7 836 907
                             Insurance Company                       Variable Whole Life
                             P.O. Box 75302                          Larry F. Lang
                             Chicago, IL 60675-5302                  $1,000,000
                                                                     "Key Man"

MT       1741-00/5420-00     National Union Fire Co of Pittsburgh    Directors & Officers Insurance 444-12-44
                                                                     and Company Reimbursement
                                                                     Policy

MT       1740-00/5420-00     Fidelity & Deposit Company of Maryland  Fidelity Bond $500,000         CCP0009513

FL       1744-9900/5420-XXXX Associated Industries of Florida        Worker's Comp                  942302945
         FL/MT/CF/CX/US      Premium Accounting Dept.                Corporate
                             P.O. Box 619001                         Florida Stores
                             Pompano Beach, FL 33061-9001
                             (800) 866-1600

FL       1744-0911/5420-0911 Transamerica Premier                    Worker's Comp                  80238020
         1744-0912/5420-0912 Insurance Company                       California Stores
         1744-0913/5420-0913
         1744-0914/5420-0914
         1744-0915/5420-0915

         1744-916/5420-916   Transamerica Premier                    Worker's Comp                  80238020
                             Insurance Company                       California Stores

FL       1740-9900/5420-XXXX Aetna Life & Casualty                   Commc'l Pkg                    023 ACM 24433000
         FL/MT/IN/WA/SC      P.O. Box 1996                           Auto/Fire/Liability/
                             Elmira, NY 14902-1996                     Inland Marine

FL       1740-0916/5420-0916 Nat'l Union Fire Co. of Pittsburgh      Commercial Crime Pkg.          443-5521
                             American International Companies        Fidelity & Crime Coverage
                             P.O. Box 10642
                             Newark, NJ 07193-0642
                             (212) 770-1463

IN       1744-01/5420-01     ITT Hartford                            Worker's Comp                  77 W2 202865
         1744-03/5420-03     P.O. Box 2955                           Indiana Stores
         1744-04/5420-04     Hartford, CT 06104-2955



Company  Effective Dates      Agent                                Premium
-------  ---------------      -----                                --------
MT       12/16/94 - 12/15/95  Lawrence J. Livingston               $11,000 Paid 11/30/94 Check # 9576
                              101 Starcrest Drive
                              Clearwater, FL 34625

MT       12/2/94 - 12/2/95    Roger Bouchard Insurance Inc.        $31,450 Paid
                              P.O. Box 6090
                              Clearwater, FL 34618

MT       7/25/95 - 11/1/95    Suncoast Insurance Associates        $   741 Paid
                              P.O. Box 22668
                              Tampa, FL 33622-2668
                              (813) 289-5200
                              Fax (813) 289-4561
                              Tracy Alessi

FL       11/9/94 - 11/9/95    Poe & Brown                          $15,114 Monthly Installments
                              P.O. Box 1348                                Commencing 9/94
                              Tampa, FL 33601-1348

FL       6/24/94 - 6/24/95    Ray Ruscitti Insurance Agency Inc.   $5,392.82 Paid 8/15/94 Check #7874  $4228.82
                              1725 Southeast 82nd Avenue                     Paid 9/1/94 Check #8047 $1164.00
                              P.O. Box 16188                       (2,426.57) Refund per Audit 8/8/95
                              Portland, OR 97216                             Refund Ck $1747.49
                              (503) 775-8641

         6/24/95 - 6/24/96    Ray Ruscitti Insurance Agency Inc.   $678.08 Above Refund Applied to Premium
                              1725 Southeast 82nd Avenue
                              P.O. Box 16188
                              Portland, OR 97216
                              (503) 775-8641

FL       11/1/94 - 11/1/95    Poe & Brown                          $21,090 Monthly Installments
                              P.O. Box 1348                                Commencing 10/94
                              Tampa, FL 33601-1348

FL       8/12/94 - 8/12/95    Adrian LaPlante                      $19,932 Paid 8/25/94 Check # 7946
                              LaPlante Agency Inc.
                              301 Belcher Road
                              Clearwater, FL 34618
                              (813) 796-8566

         8/12/94 - 9/12/94                                         $ 1,894 Paid

IN       1/21/95 - 1/21/96    Poe & Brown                          $   761 Paid 1/23/95 Check # 1215
                              P.O. Box 1348
                              Tampa, FL 33601-1348


Company  GL Account          Insured With                            Type of Policy                 Policy Number
-------  ----------          ------------                            --------------                 -------------

PL       1730-0106/5420-0106 Transamerica Premier                    Commc'l Package including      T73L338300
         1730-0107/5420-0107 Insurance Company                       Crime Coverage
         1730-0108/5420-0108



         1730-0106/5420-0106 Transamerica Premier                    Commc'l Package including      T73L338300
         1730-0107/5420-0107 Insurance Company                       Crime Coverage
         1730-0108/5420-0108




         1730-0101/5420-0101 Transamerica Premier                    Crime & Fidelity               T73L338300
         1730-0102/5420-0102 Insurance Company
         1730-0103/5420-0103

Company  Effective Dates      Agent                                Premium
-------  ---------------      -----                                --------
PL       8/94 - 4/1/95        Ray Ruscitti Insurance Agency Inc.   $ 4,300.00 Installment Payments
                              1725 Southeast 82nd Avenue             3,026.00
                              P.O. Box 16188                         1,733.00
                              Portland, OR 97216                   ----------
                              (503) 775-8641                       $ 9,059.00 Annual Premium/Prorated w/previous owner
                                                                   ==========

         4/1/95 - 4/1/96      Ray Ruscitti Insurance Agency Inc.   $ 6,256.00 Installment Payments
                              1725 Southeast 82nd Avenue             4,004.00
                              P.O. Box 16188                         3,751.00
                              Portland, OR 97216                   ----------
                              (503) 775-8641                       $14,011.00 Annual Premium
                                                                       145.01 Interest Charges
                                                                   ----------
                                                                   $14,156.01 Total Premium Expense
                                                                   ==========

         4/17/95 - 4/1/96     Ray Ruscitti Insurance Agency Inc.   $ 2,562.00 Installment Payments
                              1725 Southeast 82nd Avenue             5,959.00
                              P.O. Box 16188                         1,788.00
                              Portland, OR 97216                   ----------
                              (503) 775-8641                       $10,309.00 Annual Premium
                                                                       103.09 Interest Charges
                                                                   ----------
                                                                   $10,412.09 Total Premium Expense
                                                                   ==========

                                                                  SCHEDULE 3.15


                                 STORE LEASES


CHECK EXPRESS USA, INC.

      None


CHECK-X-CHANGE, INC.

      None

PETERLYN, INC.

---------------------------------------------------------------------------------
Check Express 101                   CURRENT RENT:             $655
14615 1st Ave. So.                  EXPIRATION:               12/31/96
Burien, WA 98168                    OPTION:                   no
---------------------------------------------------------------------------------
Check Express 102                   CURRENT RENT:             $3162.50
2632 So. 38th Street                EXPIRATION:               4/30/99
Tacoma, WA 99406                    OPTION:                   no
---------------------------------------------------------------------------------
Check Express 103                   CURRENT RENT:             $1042.72
13754-A Aurora Ave. N.              EXPIRATION:               8/31/99
Seattle, WA 98133                   OPTION:                   no
---------------------------------------------------------------------------------
Check Express 106                   CURRENT RENT:             $1916.50
10519 Bridgeport Way S.W.           EXPIRATION:               5/31/97
Tacoma, WA 98499                    OPTION:                   no
---------------------------------------------------------------------------------
Check Express 107                   CURRENT RENT:             $1504.06
10707 Pacific Ave. Suite D          EXPIRATION:               7/31/97
Tacoma, WA 98444                    OPTION:                   yes
---------------------------------------------------------------------------------
Check Express 108                   CURRENT RENT:             $1100
6302 6th Avenue                     EXPIRATION:               none - verbal lease
Tacoma, WA 98406                    OPTION:



CHECK EXPRESS FLORIDA, INC.
---------------------------------------------------------------------------------
Check Express 203                   CURRENT RENT:             $1030
1628 Gulf-to-Bay Blvd.              EXPIRATION:               9/30/98
Clearwater, FL 34615                OPTION:                   no
---------------------------------------------------------------------------------
Check Express 207                   CURRENT RENT:             $1102.50
2940 34th Street So.                EXPIRATION:               12/14/98
St. Petersburg, FL 33711            OPTION:                   yes

                                                                  SCHEDULE 3.15

CHECK EXPRESS FLORIDA, INC. CONTINUED

----------------------------------------------------------------------------------
Check Express 208                   CURRENT RENT:             $1675
1415 N. Armenia Avenue              EXPIRATION:               7/31/00
Tampa, FL 33607                     OPTION:                   yes
----------------------------------------------------------------------------------
Check Express 210                   CURRENT RENT:             $950
4001 E. Hillsborough Avenue         EXPIRATION:               10/31/97
Tampa, FL 33610                     OPTION:                   no
----------------------------------------------------------------------------------
Check Express 216                   CURRENT RENT:             $924.27
820 3rd Avenue So.                  EXPIRATION:               9/30/95
St. Petersburg, FL 33701            OPTION:                   new lease commencing
                                                              10/1/95
----------------------------------------------------------------------------------
Check Express 218                   CURRENT RENT:             $831.25
5561 Park Blvd.                     EXPIRATION:               3/31/98
Pinellas Park, FL 34665             OPTION:                   no
----------------------------------------------------------------------------------
Check Express 220                   CURRENT RENT:             $1100
2355-B W. Hillsborough Avenue       EXPIRATION:               12/31/98
Tampa, FL 33603                     OPTION:                   yes
----------------------------------------------------------------------------------
Check Express 223                   CURRENT RENT:             -0- until 12/1/95
2520 S. Semoran Blvd.               EXPIRATION:               11/30/00
Orlando, FL 32822                   OPTION:                   yes
----------------------------------------------------------------------------------
Check Express 224                   CURRENT RENT:             $1016.67
2532-B Bearss Ave.                  EXPIRATION:               8/31/97
Tampa, FL 33613                     OPTION:                   yes
----------------------------------------------------------------------------------
Check Express 228                   CURRENT RENT:             $2187.52
1335 Brandon Blvd., #F              EXPIRATION:               1/31/97
Brandon, FL 33511                   OPTION:                   yes
----------------------------------------------------------------------------------
Check Express 229                   CURRENT RENT:             $1300
1711-B N. 50th Street               EXPIRATION:               5/31/96
Tampa, FL 33619                     OPTION:                   no
----------------------------------------------------------------------------------
Check Express 238                   CURRENT RENT:             $900 less $50
                                          discount if paid by 1st of month
5526 66th Street N.                 EXPIRATION:               9/30/95
St. Petersburg, FL 33709            OPTION:                   new lease commencing
                                                              10/1/95
----------------------------------------------------------------------------------
Check Express 241                   CURRENT RENT:             $1300
5701 Edgewater Drive                EXPIRATION:               9/30/99
Orlando, FL 32810                   OPTION:                   no

                                                                  SCHEDULE 3.15


CHECK EXPRESS FLORIDA, INC. CONTINUED

------------------------------------------------------------------------------------
Check Express 242                   CURRENT RENT:             $1480.38
6851 Hwy. 17-92 So.                 EXPIRATION:               2/28/99
Fern Park, FL 32730                 OPTION:                   no
------------------------------------------------------------------------------------
Check Express 253                   CURRENT RENT:             $1250
3254 Central Avenue                 EXPIRATION:               11/30/98
St. Petersburg, FL 33712            OPTION:                   yes
------------------------------------------------------------------------------------
Check Express 916                   CURRENT RENT:             $1200
223 E. Weber                        EXPIRATION:               9/30/95
Stockton, CA 95202                  OPTION:                   no - store closed



CHECK EXPRESS SOUTH CAROLINA, INC.
------------------------------------------------------------------------------------
Check Express 501                   CURRENT RENT:             $1725
5061 E. 38th Street                 EXPIRATION:               12/1/99
Indianapolis, IN 46218              OPTION:                   no
------------------------------------------------------------------------------------
Check Express 503                   CURRENT RENT:             $662
2435 Sherman Drive                  EXPIRATION:               1/31/96
Indianapolis, IN 46218              OPTION:                   yes - exercised 7/6/95
------------------------------------------------------------------------------------
Check Express 508                   CURRENT RENT:             $850
3801 Lafayette Rd.                  EXPIRATION:               5/31/00
Indianapolis, IN 46254              OPTION:                   yes



CHECK EXPRESS INC.
------------------------------------------------------------------------------------
Check Express 201                   CURRENT RENT:             $1400
8207 N. Florida Avenue              EXPIRATION:               3/18/00
Tampa, FL 33604                     OPTION:                   no
------------------------------------------------------------------------------------
Check Express 206                   CURRENT RENT:             $1200
2509 E. Colonial Drive              EXPIRATION:               10/31/99
Orlando, FL 32803                   OPTION:                   yes
------------------------------------------------------------------------------------
Check Express 226                   CURRENT RENT:             $1600
4712 S. Orange Blossom Trail        EXPIRATION:               7/31/05
Orlando, FL 32795                   OPTION:                   no
------------------------------------------------------------------------------------
Check Express 504                   CURRENT RENT:             $900
1009 E. Washington                  EXPIRATION:               9/15/95
Indianapolis, IN 46202              OPTION:                   no - store closed

Check Express U.S.A., Inc.                                         SCHEDULE 3.15
Franchisee List                          CONTRACTS

                            Store                                       Store                           Contract        Royalty
   Franchisee               Number           Street Address             City        State        ZIP    Expiration     Structure
=================================================================================================================================
Alvarado, Pablo             F1012            601 E. Jefferson          Dallas         TX        75208    02/21/2005       A
Applefield, Bryan           F258K            1698 Main Street          Chipley        FL        32428    07/17/2005       E
Applefield, Bryan           F1205            TBA                       Dothan         AL        TBA      07/17/2005       A
Brand, Don                  F302             405 N Clippert Street     Lansing        MI        48912     06/26/93        F
Breeden, Donna              F301             5220 So Cedar St          Lansing        MI        48910     06/07/93        A
Calkins, Ken                F2101            4140 Taylor Blvd          Louisville     KY        40215    02/17/2009       A
Calkins, Ken                F2102            TBA                       Louisville     KY        TBA      06/21/2005       A
Campbell, Danny             F1105            2625 Piedmont Rd          Atlanta        GA        30324    03/31/2009       A
Campbell, Danny             F249             2191 Tamiami Trail        Pt Charlotte   FL        33948    10/04/2005       A
Chambers, Richard           F1602            1143 Gallitin Pike        Nashville      TN        37206    01/28/2008       A
Chambers, Richard           F1601            5512 Charlotte Pike       Nashville      TN        37209    12/20/2008       A
Chambers, Richard           F1604            367C Harding Place        Nashville      TN        37211    06/28/2010       A
Chambers, Richard           F1603            3417 Nolensville Road     Nashville      TN        37211    07/13/2009       A
Coyne, Kevin                F1014K           TBA                       Arlington      TX        TBA      06/20/2005       E
Cramer, Russ                F702             1301 W Lincoln Ave.       Milwaukee      WI        53215    04/18/2005       A
Cramer, Russ                F701             6714 W Greenfield Ave     West Allis     WI        53214    04/18/2005       A
Cramer, Russ                F704             1935 W. Silver Springs Rd Milwaukee      WI        53209   NO FILE OR AG     A
Cramer. Russ                F703             6225 S 27th               Greenfield     WI        53216   NO SIGNED AG      A
Crider, Don                 F1203            500 W Meighan Blvd        Gadsden        AL        35901    10/19/2008       A
Czarnik, Wally              F805             2625-F Ashley Phosphate   N Charleston   SC        29418    01/29/2006       A
Czarnik, Wally              F802             2122 Cosgrove Ave         N Charleston   SC        29418    07/27/2004       A
Czarnik, Wally              F807             1414-B Savannah Hwy       N Charleston   SC        29407    02/27/2007       A
Czarnik, Wally              F801             5522 Rivers Ave           N Charleston   SC        29418    07/27/2004       A
Dapont, Terry               F244             6821 W Hillsborough Ave   Tampa          FL        33634    08/18/2007       A
Dapont, Terry               F237             7737 Ulmerton Road        Largo          FL        34641    07/12/2005       A
Douglas, Steve              F705             E. Washington             Madison        WI        TBA      04/28/2005       A
Fenner/Winstead             F1904K           TBA                       Rocky Mount    NC        TBA      07/25/2005       A
Ford, Lydia                 F1007            3010 Garth Road           Baytown        TX        77521    09/31/2008       A

Check Express U.S.A., Inc.                                         SCHEDULE 3.15
Franchisee List                          CONTRACTS

                            Store                                       Store                           Contract        Royalty
   Franchisee               Number           Street Address             City          State      ZIP    Expiration     Structure
===================================================================================================================================
Frost, Richard              F601             9144 W Florissant         Ferguson         MO      63136    02/14/2005        A
Geller, Cary                F1501            1532 W University #100    St. Paul         MN      55104    05/28/2007        A
Geller, Cary                F1502            6525 Nicolette Ave S      Richfield        MN      55423    07/24/2005        A
Harmon, Jim                 F1903K           108 N. Tradd Street       Statesville      NC      28677    01/29/2005        E
Hopp, David                 F1301            4712 N Southside Plaza    Richmond         VA      23224    09/17/2004        A
Jain, Paul                  F909             824 Harbor Blvd           W Sacramento     CA      95691    12/14/2008        B
Jain, Paul                  F910             964 Sacramento Ave        W Sacramento     CA      95691    12/14/2008        C
Johnson/Payne               F1017            TBA                       Dallas           TX      TBA      07/13/2005        A
Karlsberg, Michael          F2401            1433 S. Main Street       Fall River       MA       2724    05/01/2005        A
Kenyon, Jim                 F1401            TBD-Relocating Store      TBD              TBD     TBD      01/13/2007        A
Kenyon, Jim                 F1402            11703 E Colfax Ave        Aurora           CO      80010    07/23/2007        A
Key, Bobby                  F507K            4887 Kentucky Avenue      Indianapolis     IN      46221    06/15/2005        E
Kuyenov, Albert             F2203K           401 Euclid Ave., Suite 37 Cleveland        OH      44114    09/07/2005        A
Leon, Tomas                 F1002            726 W Stassney, #736      Austin           TX      78745    05/22/2006        A
Leon, Tomas                 F1004            10205 N Lamar, #109       Austin           TX      78753    10/21/2006        A
Leon, Tomas                 F1001            5341-B Cameron Rd         Austin           TX      78723    05/20/2006        A
Mainini, Mary Alice         F602             3655 S Grand Ave          St. Louis        MO      63118    03/19/2007        A
Marchant, Jim               F236             10152 Atlantic Blvd       Jacksonville     FL      32211    07/30/2005        A
Marchant, Jim               F235             5124 Blanding Blvd S      Jacksonville     FL      32210    07/30/2005        A
Marchant, Jim               F234K            810 Golfair Blvd          Jacksonville     FL      32208    07/30/2005        D
Marchant, Jim               F232             246 Blanding Blvd         Orange Park      FL      32073    05/23/2006        A
Marchant, Jim               F221             1136 NE 8th Ave           Gainesville      FL      32601    07/16/2004        A
Marchant, Jim               F252             3547 Kingston Street      Jacksonville     FL      32205    01/13/2009        A
May, Gabriele               F1902            1481 New Walker Town Rd.  Winston-Salem    NC      27101    04/26/2005        A
May, Gabriele               F1901            109 Wellons Village       Durham           NC      27703    09/13/2008        A
McDuffie, Jay               F1201            64 Green Springs Hwy      Birmingham       AL      35209    09/03/2006        A
McDuffie, Jay               F1202            9111 Roebuck Parkway E    Birmingham       AL      35206    04/27/2007        A
Mendoza, Rafael             F905             989 Sebastopol Road       Santa Rosa       CA      95407    04/03/2005        A
Miller, Margaret            F1015            9819 Bissonnet            Houston          TX      TBA      07/25/2005        A
Miller, Margaret            F1018K           11210 Hempstead Hwy.      Houston          TX      77092    09/10/2005        E
Morar/Patel, D.             F227             25720 U.S. 19 No.         Clearwater       FL      34623    08/22/2009        A
Mull, Robert                F1605            TBA                       Knoxville        TN      TBA      07/23/2005        A
Patel, Nick                 F233             4756 US Hwy 19            New Port Richey  FL      34652    03/05/2005        A
Patel, Nick                 F211             4100 E Bay Dr, B-10       Clearwater       FL      34624      NO FILE         A

Check Express U.S.A., Inc.                                         SCHEDULE 3.15
Franchisee List                      CONTRACTS

                            Store                                       Store                                Contract     Royalty
   Franchisee               Number           Street Address             City             State        ZIP    Expiration  Structure
===================================================================================================================================
Patel, Nick                 F217             2705 54th Ave N, #18      St. Petersburg      FL        33714    12/14/2003       A
Patel, Nick                 F245             11522 US 19 N, #3         Port Richey         FL        34668    09/01/2007       A
Patel, Nick                 F239             5169 14th Street W        Bradenton           FL        34207      NO FILE        A
Patel, Nick                 F240*            RELOCATING                Oneco               FL        34203    03/06/2006       A
Portadin, Jason             F1703            TBA                       Allentown           PA        TBA      06/29/2005       A
Prieur/B. David             F2301K           2401 S Carrollton Ave     New Orleans         LA        70118    11/28/2004       E
Rader, Mark                 F2201            7331 Montgomery Road      Silverton           OH        45236    03/05/2005       A
Rhoden, Hubert              F250             3280 S Military Trail     Lake Worth          FL        33463    01/11/2005       A
Rhoden, Hubert              F251             4050 Forest Hill Blvd     W. Palm Beach       FL        33406    01/11/2005       A
Ritsul, Greg                F1009            8500 Dyer Street          El Paso             TX        79904    03/03/2009       A
Rodie, Richard              F1106            TBA                       Atlanta             GA        TBA      02/11/2005       A
Ruszala, Anthony            F1701            320 E Philadelphia Ave    York                PA        17401    06/07/2008       A
Ruszala, Anthony            F1801            1312 Eastern Blvd.        Baltimore           MD        21221    08/12/2008       A
Ruszala, Anthony            F1802            5617 Reisterstown Road    Baltimore           MD        21215    06/29/2005       A
Schaeffer/Marti             F246             854 N Nova Road           Daytona Beach       FL        32117    10/18/2007       A
Schaeffer/Marti             F247             5105 Silver Star Road     Orlando             FL        32808    04/26/2008       A
Scharr, Larry               F402             1535 E Central Ave        Wichita             KS        67214    06/30/2005       A
Schultz, Randy              F505             1017 E. Coliseum          Ft. Wayne           IN        46805    10/21/2008       A
Scott, Randy                F907             822 S Alvarado            Los Angeles         CA        90057    09/16/2008       A
Stratton, Bobby             F1011            4130 E. Lucas Street, #A  Beaumont            TX        77708    01/02/2009       A
Stratton, Bobby             F1005            2814 Washington Blvd      Beaumont            TX        77705    10/20/2007       A
Suchoff, Dan                F917             527 E Foothill Blvd       Rialto              CA        92376    NOT SIGNED!      A
Suchoff, Dan                F906             16920-E Foothill Blvd     Fontana             CA        92336    11/05/2008       A
Suchoff, Dan                F904             804 W. Highland, #C       San Bernardino      CA        92405    07/31/2007       A
Suchoff, Dan                F903             658-C W. Holt Blvd        Ontario             CA        91761    10/24/2006       A
Wall, Randy                 F1016            1904 N Navarro            Victoria            TX        77901    06/29/2005       A
Wall, Randy                 F1010K           5006 Houston Hwy          Victoria            TX        77901    05/26/2004       E
Wall, Randy                 F1013K           TBA                       Laredo              TX        TBA      05/21/2005       E
Wykes, Neil                 F2202K           4263 Monticello Blvd.     S. Euclid           OH        TBA      12/14/2004       E
                                ROYALTY  SCHEDULE
                                A. $750 or 5%, whichever is greater
                                B. $915
                                C. 6%

Check Express U.S.A., Inc.                                         SCHEDULE 3.15
Franchisee List                     CONTRACTS

                            Store                                       Store                           Contract        Royalty
   Franchisee               Number           Street Address             City        State        ZIP    Expiration     Structure
===================================================================================================================================
                                D. $450 + $50
                                E. $600 + $50
                                F. $500

NOTE:  Certain Franchise Owners have arrangements for exclusive territories.

Check-X-Change Corporation                                         SCHEDULE 3.15
Franchise List                      CONTRACTS


                                Store                                      Store                               Contract     Royalty
     Franchisee                 Number        Street Address               City             State      ZIP    Expiration   Structure
====================================================================================================================================
Adcock, Lawrence                 WA21    20007 44th Ave., West #2        Lynnwood            WA       98036   06/05/2001      A
Arambula, Felipe & Patricia      TX04    424 Yarbrough #A                El Paso             TX       79915     06/05/99      A
Baker, Bill/Leland               VA03    3844 George Washington Hwy.     Portsmouth          VA       23702   12/05/2001      C
Baker, Bill/Leland               VA06                                                        VA                               C
Bassford, Dennis                 ID02    815 Caldwell Blvd.              Nampa               ID       83651   10/05/2003      B
Bassford, Dennis                 ID01    6485 Fairview                   Boise               ID       83704     07/05/97      B
Bassford, Dennis                 WA06    528 Rainier Ave. South          Renton              WA       98055     01/05/97      A
Bassford, Dennis                 WA07    209 East Casino Rd. #D          Everett             WA       98208     02/05/97      A
Bassford, Dennis                 WA13    4110 Wheaton Way                Bremerton           WA       98310     07/05/97      B
Bassford, Dennis                 WA31    10500 Greenwood Ave. North      Seattle             WA       98133   11/05/2003      A
Bassford, Dennis                 WA28    Territory                       Marysville          WA               09/05/2004      B
Bassford, Dennis                 WA14    902 North Broadway, #E          Everett             WA       98201     02/05/98      B
Bassford, Dennis                 WA32    14921 NE 20th Ave.              Bellevue            WA       98007   11/05/2003      A
Solomon, David                   CA37    1304 S. Winchester Blvd.        San Jose            CA       95128   08/31/2004      A
Bell, Norma                      CA34    2325 El Camino Real #102        Santa Clara         CA       95050   01/05/2003      C
Benton, Richard                  GA07    5072 Buford Hwy.                Doraville           GA       30340     08/05/99      A
Betts, James                     VA05    Territory                                           VA                               C
Betts, James                     VA04    75 Colony Rd.                   Newport News        VA       23602   05/05/2003      C
Bryant, Roy                      OH04    1015 East Hudson                Columbus            OH       43211     06/05/99      A
Bassford, Dennis                 WA02    East 3527 Sprague #6            Spokane             WA       99202     09/05/05      A
Bassford, Dennis                 WA01    3401 North Division             Spokane             WA       99207     09/05/05      A
Rowan, Ken & Richard             CA17    2041 Whitman Ave., #E-3         Chico               CA       95928   12/05/2000      A
Culin, Gregory                   TN06    1614 Memorial Blvd.             Nashville           TN       37129     10/05/05      C
Culin, Gregory                   TN05    1104 A Murfreesboro             Nashville           TN       37217   07/05/2003      C
Echelson, Jack & Rita            FL21    13376 Cleveland Ave.            North Fort Myers    FL                 10/05/99      A
Edwards, Jack                    MA01    140 A Havard Ave.               Allston             MA       02134     06/05/99      A
Ellis, John                      CA01    2300 Market St.                 San Francisco       CA       94114   09/05/2003      A
Flatt, Jane                      OR11    690 Lancaster Dr., NE           Salem               OR       97301   12/05/2002      C
Flatt, Jane                      OR12    Territory                                           OR                               C



Check-X-Change Corporation                                         SCHEDULE 3.15
Franchise List                      CONTRACTS


                                Store                                      Store                               Contract     Royalty
     Franchisee                 Number        Street Address               City             State      ZIP    Expiration   Structure
====================================================================================================================================
Fraser, Bob                      CA12    1402 El Camino Real             Redwood City       CA       94063     10/05/98      A
Hill, Terri & Shannon            GA13    4065-F Memorial Dr.             Decatur            GA       30032   01/05/2002      A
Vanier/Miraglia                  CA27    34383 Alvarado-Niles Rd.        Union City         CA       94587   01/05/2003      C
Jain, Paul                       CA18    1772 Piner Rd., Piner Plaza     Santa Rosa         CA       95403   02/05/2001      A
Jain/Bassi, Paul & Nisha         CA20    5207 Madison Ave., Suite B      Sacramento         CA       95619   10/05/2001      C
Jeswani, Sunil                   CA31    297 El Camino Real              San Bruno          CA       94066   01/05/2004      C
Jeswani, Sunil                   CA32    Territory                                          CA                               C
Jivraj, Alnasir                  FL12    15032 NE Sixth Ave.             North Miami        FL       33161     07/05/98      A
Kitay, Seymour                   FL18    706 Boynton Beach Blvd.         Boynton Beach      FL       33435   04/05/2000      A
Lambert, Ray                     MA02    427 Park                        Worcester          MA       01610   03/05/2000      A
Lauricella, Joe                  RI01    455 Smith St.                   Providence         RI       02908   07/05/2002      C
Lenhart/Frauenberg               OH19    1634 E. Dublin -                Columbus           OH       43229     10/05/05      B
                                         Granville Road
Lenhart/Frauenberg               OH10    798 North High                  Columbus           OH       43215   01/05/2000      A
Lenhart/Frauenberg               OH11    3554 Soldano Blvd.              Columbus           OH       43228   01/05/2000      A
Lenhart/Frauenberg               OH12    1255 Parsons Ave.               Columbus           OH       43206   01/05/2000      B
Lenhart/Frauenberg               OH18    2000 S. Limestone               Springfield        OH       45505   01/05/2004      B
Lenhart/Frauenberg               OH20    1947 S. Alex                    Dayton             OH       45559     05/05/05      B
Lenhart/Frauenberg               OH21    4214 Linden Ave.                Dayton             OH       45432     07/05/05      B
Lenhart/Frauenberg               OH08    91 South Hamiton Rd.            Whitehall          OH               01/05/2000      B
Lenhart/Frauenberg               OH22    Territory                                          OH                               B
Lenhart/Frauenberg               OH09    2496 Morse Rd.                  Columbus           OH       43229   01/05/2000      B
Magri, James                     CA26    Territory                                          CA                               A
Martin, Bob                      OR08    16502 SE Division               Portland           OR       97236     12/05/97      A
McCarthy, Kevin                  WA24    11064 Lake City Way             Seattle            WA       98125   10/05/2000      A
McCormick, Stephen & John        OH13    1480 Brittain Rd.               Akron              OH       44310   02/05/2003      C
McCormick, Stephen & John        OH16    Territory                                          OH                               B
McCormick, Stephen & John        OH14    4575 Northfield Road            Warrensville Hts.  OH       44128     07/05/05      C
McCormick, Stephen & John        OH15    Territory                                          OH                               B
McDonough, Rick                  CA25    255 A St.                       Hayward            CA       94541   12/05/2001      A
McDonough, Rick                  OR03    2597 Commercial St. SE          Salem              OR       97302                   C





Check-X-Change Corporation                                         SCHEDULE 3.15
Franchise List                      CONTRACTS


                                Store                                      Store                               Contract     Royalty
     Franchisee                 Number        Street Address               City             State      ZIP    Expiration   Structure
====================================================================================================================================
McDonough, Rick                  CA07    887 East El Camino Real         Sunnyvale          CA      94087     05/05/98      B
Morrison, Dan                    IN07    813 W. McKinley                 Mishawaka          IN      45645   08/05/2005      B
Morrison, Dan                    IN05    1331 Portage Ave.               South Bend         IN      46628   06/05/2001      C
Morrison, Dan                    IN06    1711 S. Michigan St.            South Bend         IN      46601   06/05/2003      C
Newman, Danny                    GA01    2614 Peach Orchard Rd.          Augusta            GA      30906   03/05/2004      B
Newman, Danny                    GA06    3215 Wrightsboro Rd.            Augusta            GA      30904     07/05/99      A
Newman, Danny                    SC01    105 Edgewood Ave.               North Augusta      SC      29841   05/05/2001      C
Otten, Frank                     GA15K   3245 S. Cobb Dr.                Smyrna             GA      30080   08/05/2003      C
Otten, Frank                     GA14    4600-E  East Ponce De Leon      Clarkston          GA      30021   03/05/2002      A
Otten, Frank                     NC07                                                       NC                              C
Otten, Frank                     NC08                                                       NC                              C
Pandit, Jitendra                 CA40    1597B Meridan Ave.              San Jose           CA      95125                   C
Perkins, Jim & Priscilla         NC02    4421A Central Ave.              Charlotte          NC      28205     07/05/99      A
Petrie, Hoan                     VA01    9583 Shore Dr.                  Norfolk            VA      23518     10/05/98      A
Polk, Marla                      TX14    4101A Buffalo Gap               Abilene            TX      79605   10/05/2002      C
Polk, Marla                      TX09    3517 North First                Abilene            TX      79603   09/05/2000      A
Rosario, Luis                    FL04    2973 West 12th Ave.             Hialeah            FL      33012   09/05/2003      R
Rowan, Ken & Richard             CA30    935 S. Main St.                 Red Bluff          CA      96080   08/05/2003      C
Rowan, Ken & Richard             CA19    2555 Bechelli Ln.               Redding            CA      96002     04/05/99      A
Salzman, Howard                  FL11    10853 Caribbean Blvd.           Miami              FL      33157     04/05/98      A
Santer, Steve                    MA03    12 Union Square                 Somerville         MA      02143   12/05/2002      A
Sause, Karen                     NC03    4402 Market St.                 Wilmington         NC      28403     10/05/99      A
Sause, Karen                     NC06    1709 Dawson St.                 Wilmington         NC      28403   02/05/2002      A
Schwartz, Frank                  CA23    1968 Fulton Ave.                Sacramento         CA      95825   10/05/2001      C
Seavy, Cliff                     FL23    1162 N. State Rd. 7             Lauderhill         FL      33313   11/05/2000      A
Seil, Chuck                      WA04    10426 Kent Kangley Rd.          Kent               WA      98031     02/05/96      A
Seil, Chuck                      WA09    15001 Pacific Hwy. South        Seattle            WA      98188     11/05/99      A
Seil, Chuck                      WA30    Territory                                          WA                              B
Seil, Chuck                      WA20    22848 Pacific Hwy. South        Des Moines         WA      98198     11/05/99      B
Seil, Chuck                      WA29    Territory                                          WA                              B




Check-X-Change Corporation                                         SCHEDULE 3.15
Franchise List                      CONTRACTS


                                Store                                      Store                               Contract     Royalty
     Franchisee                 Number        Street Address               City             State      ZIP    Expiration   Structure
====================================================================================================================================
Selka, Steve                     FL37    2835 Cleveland Ave.             Fort Myers         FL      33901   01/05/2004      B
Selka, Steve                     FL32    1020B Del Prado                 Cape Coral         FL      33990   06/05/2003      B
Selka, Steve                     FL31    3420 Cleveland                  Ft. Myers          FL      33901   01/05/2003      A
Selka, Steve                     FL30    40251 Palm Beach Blvd.          Ft. Myers          FL      33905   12/05/2002      A
Selka, Steve                     FL33    Territory                                          FL                              B
Selka, Steve                     FL36    Territory                                          FL                              B
Selka, Steve                     FL26    San Carlos Plza,                Ft. Myers          FL      33912   04/05/2004      B
                                         18911-4 Tamiami Tr. S.
Selka, Steve                     FL35    Territory                                          FL                              B
Selka, Steve                     FL27K   27990 Tamiami Trail             Bonita Springs     FL      33923   07/05/2004      B
Stephan, Gerald H.               TN04    Territory                                          TN                              C
Stephan, Gerald H.               TN03    3132A Magnolia Blvd.            Knoxville          TN      37914   01/05/2003      C
Stroupe, James & Linda           NC09    5930 South Blvd.                Charlotte          NC      28217   12/05/2003      C
Vanier/Miraglia                  CA36    6154 Florin Rd.                 Sacremento         CA      95823   01/05/2004      C
Vanier/Miraglia                  CA09    240 Tennessee St.               Vallejo            CA      94590   07/05/2000      A
Watkins, Mike                    GA03    John Ross Plaza,                Rossville          GA      30741     01/05/99      A
                                         115F Chickamauga
Welchez, Manny                   CA41                                                       CA                              C
Welch, Thomas                    MN01    7646 Brooklyn Blvd.             Brooklyn Park      MN      55443   12/05/2000      A
Zeidman, Ken                     OR13K   600 SW Fifth Ave.               Portland           OR      97204   10/05/2004      B
Zeidman, Ken                     OR14K   1420 Lloyd Center               Portland           OR      97232     04/05/05      B
Zeidman, Ken                     OR06    2722 North Lombard              Portland           OR      97217   02/05/2004      C
Zeidman, Ken                     OR05    9212 Beaverton Hillsdale Hwy.   Beaverton          OR      97005   02/05/2004      C
Zinn, Pete                       IN02    4001 East 10th                  Indianapolis       IN      46201     09/05/99      A

Total # of Franchises Sold               111
                                             Royalty Structure:
                                             A. $915 Per Month
                                             B.  $415 Per Month
                                             C.  6% Agreement

Note:  Certain Franchise Owners have the rights to exclusive territory rights.

                                                                 SCHEDULE 3.15

                         CHECK EXPRESS FINANCE, INC.
                                PROGRAM NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.        CUST.                         TOTAL     FINANCE    NO.     PMT.     FINAL       LAST
   NO.         NAME                 LOC     FINANCE      CHG.     PMT.    AMT.     AMT.        DATE
======= ====================        ===    ==========================    ======    ==================
2010024 MCCLOUD, BERNICE            201    1,058.77    158.15      12    101.41    101.41    04/24/95
2010032 CAUSEY, WILLIE              201    1,058.77    158.15      12    101.41    101.41    04/24/95
2010051 WASHINGTON, YOLANDA         201      332.55     25.30       5     71.57     71.57    02/17/95
2010064 SOSA, ROSEMARIE             201    1,077.11    159.97      12    103.09    103.09    09/12/95
2010069 BURROUGHS, TYRONE           201    1,079.63    160.21      12    103.32    103.32    05/01/95
2010071 VIALIZ, WILDA               201      880.64    114.36      10     99.50     99.50    06/30/95
2010072 ROBALDO, HEATHER            201    1,055.59    157.73      12    101.11    101.11    09/19/95
2010074 LEROY, JOHN                 201    1,144.32    166.68      12    109.25    109.25    09/20/95
2010075 COLE, ULYSEES               201      540.10     54.48       7     84.94     84.94    05/31/95
2010076 WARREN, LULA                201    1,144.02    166.62      12    109.22    109.22    06/30/95
2010078 BENTLEY, VIRGINIA           201    1,044.83    156.73      12    100.13    100.13    09/14/95
2010079 TERRY, ZOTEAN H             201      546.43     55.01       7     85.92     85.92    08/04/95
2010087 SIMMONS, GENE               201    1,058.02    158.06      12    101.34    101.34    07/21/95
2010088 HALL, CLAUDE A              201      867.47    112.83      10     98.03     98.03    08/28/95
2010089 COX, AGNES J                201      540.10     54.48       7     84.94     84.94    09/18/95
2010091 MARTIN, ANDRA L             201      629.34     85.86      10     71.52     71.52    04/11/95
2010092 SIMMONS, JOE                201      841.58    130.90      12     81.04     81.04    09/06/95
2010098 CARRIDICE, OSWALD           201      967.76    147.88      12     92.97     92.97    09/14/95
2010103 DANIELS, WANDA L            201      890.14    137.42      12     85.63     85.63    05/26/95
2010104 MCMILLIAN, GWENDOLYN        201      860.30    133.42      12     82.81     82.81    08/15/95
2010106 HILL, ALVAELINDA            201      570.74     56.95       7     89.67     89.67    08/31/95
2010107 SCOTT, TERRY L              201      540.10     54.48       7     84.94     84.94    09/05/95
2010108 EDWARDS, ANNIE M            201      698.78     84.94       9     87.08     87.08    08/01/95
2010109 EVANS, SHARON J             201      540.10     54.48       7     84.94     84.94    09/21/95
2010110 MCQUUEN, JUANITA E          201      985.60    150.32      12     94.66     94.66    08/25/95
2010111 JACKSON, LAILA              201      649.02     70.88       8     89.05     89.05    09/19/95
2070017 BROWN, LATONJA M            207      911.59    139.31      12     86.95     86.95    08/23/95
2070021 SANDERLIN, RAYMOND          207    1,073.77    158.15      12    101.41    101.41    11/30/94
2070032 LEAKS, JAN                  207      971.72    148.36      12     93.34     93.34    09/15/95
2070036 PETERSON, PATRICE           207      540.10     54.48       7     84.94     84.94    04/07/95
2070038 MOORE, THOMAS               207      564.64     56.47       7     88.73     88.73    08/25/95
2070044 BOLDEN, DAVID L             207      540.10     54.48       7     84.94     84.94    05/04/95
2070050 GRIMSLEY, MARY              207      610.92     75.87       9     76.31     76.31    07/19/95
2070051 BROWN, WILLIAM E            207      949.20    122.10      10    107.13    107.13    09/22/95
2070053 BRIJMOHAN, CARLOTA          207      520.74     87.66      12     50.70     50.70    09/15/95
2070055 HANNER, JAMES               207      956.91    122.99      10    107.99    107.99    09/12/95
2070058 BURNS, ANTHONY              207      722.89     87.38       9     90.03     90.03    09/21/95
2070061 THOMPSON, ESTON B           201      526.60     53.35       7     82.85     82.85    08/11/95
2070062 ANDERSON, LARRY             207      774.80     92.71       9     96.39     96.39    09/01/95
2070063 REYNOLDS, LUCILE            207      906.92    139.72      12     87.22     87.22    09/01/95

  CUST.        CUST.                ACCT     PRINC.   NEXT DUE       BALANCE
   NO.         NAME                 TYPE.    TO DATE    DATE           DUE      PAYOFF
======= ====================        ==================================================
2010024 MCCLOUD, BERNICE             3      959.38    05/12/95       101.33     101.33
2010032 CAUSEY, WILLIE               3      492.89    12/25/94       608.46     608.46
2010051 WASHINGTON, YOLANDA          3      203.10    12/16/94       131.14     131.14
2010064 SOSA, ROSEMARIE              3      600.62    07/03/95       512.63     512.63
2010069 BURROUGHS, TYRONE            3      502.84    05/26/95       614.88     614.88
2010071 VIALIZ, WILDA                3      687.88    08/01/95       199.00     199.00
2010072 ROBALDO, HEATHER             3      716.62    08/03/95       351.10     349.40
2010074 LEROY, JOHN                  3      932.23    10/08/95       218.50     216.68
2010075 COLE, ULYSEES                3      457.11    06/10/95        84.94      84.94
2010076 WARREN, LULA                 3      629.96    07/10/95       546.10     544.28
2010078 BENTLEY, VIRGINIA            3      946.71    11/11/95       100.00     100.00
2010079 TERRY, ZOTEAN H              3      491.00    06/15/95        55.44      55.44
2010087 SIMMONS, GENE                3      581.97    08/11/95       496.32     491.20
2010088 HALL, CLAUDE A               3      677.57    09/11/95       192.12     192.12
2010089 COX, AGNES J                 3      398.47    06/19/95       143.58     143.58
2010091 MARTIN, ANDRA L              3      113.38    04/03/95       571.20     570.09
2010092 SIMMONS, JOE                 3      535.17    10/04/95       316.48     308.33
2010098 CARRIDICE, OSWALD            3      550.80    09/17/95       435.92     426.47
2010103 DANIELS, WANDA L             3      130.74    05/12/95       851.56     837.15
2010104 MCMILLIAN, GWENDOLYN         3      153.54    05/16/95       783.72     769.82
2010106 HILL, ALVAELINDA             3      404.09    08/22/95       168.68     168.68
2010107 SCOTT, TERRY L               3      457.11    09/23/95        84.82      84.82
2010108 EDWARDS, ANNIE M             3      520.72    09/29/95       183.72     179.72
2010109 EVANS, SHARON J              3      457.11    10/06/95        84.94      84.94
2010110 MCQUUEN, JUANITA E           3      376.94    09/26/95       662.28     628.54
2010111 JACKSON, LAILA               3      337.14    09/11/95       323.70     319.88
2070017 BROWN, LATONJA M             3      749.46    05/18/95       178.05     178.05
2070021 SANDERLIN, RAYMOND           3      241.37    11/06/94       911.51     911.51
2070032 LEAKS, JAN                   3      820.93    08/13/95       152.70     152.70
2070036 PETERSON, PATRICE            3      393.87    04/09/95       148.18     148.18
2070038 MOORE, THOMAS                3      213.70    03/05/95       371.11     371.11
2070044 BOLDEN, DAVID L              3      296.96    05/15/95       253.82     253.82
2070050 GRIMSLEY, MARY               3      394.94    08/15/95       221.04     221.04
2070051 BROWN, WILLIAM E             3      741.60    10/15/95       214.26     212.49
2070053 BRIJMOHAN, CARLOTA           3      329.18    10/16/95       202.50     197.68
2070055 HANNER, JAMES                3      747.64    10/16/95       215.98     214.20
2070058 BURNS, ANTHONY               3      464.45    08/17/95       269.24     269.24
2070061 THOMPSON, ESTON B            3      366.61    08/19/95       165.55     165.55
2070062 ANDERSON, LARRY              3      588.21    10/26/95       192.38     190.88
2070063 REYNOLDS, LUCILE             3      421.22    10/06/95       523.32     501.26

                                                                 SCHEDULE 3.15

                         CHECK EXPRESS FINANCE, INC.
                                PROGRAM NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995


  CUST.        CUST.                         TOTAL     FINANCE    NO.     PMT.     FINAL       LAST
   NO.         NAME                 LOC     FINANCE      CHG.     PMT.    AMT.     AMT.        DATE
======= ====================        ===    ==========================    ======    ==================
2070064 TUKES,RAYMONA S             207      229.99     14.53       4     61.13     61.13    07/26/95
2100020 WHITE,EMMA M                210      541.01     68.74       9     67.75     67.75    01/10/95
2100026 FREEMAN,FELICIA             210      435.28     38.84       6     79.02     79.02    12/07/94
2100032 REEVES,PAMELA               210      868.52    134.44      12     83.58     83.58    11/16/94
2100046 LEE,VERNELL                 210      457.37     58.96       9     57.37     57.37    06/05/95
2100056 BIVENS,PHYLLIS L            210      510.96     52.12       7     80.44     80.44    06/05/95
2100057 JOHNSON,LUTHER              210      799.87     95.27       9     99.46     99.46    08/25/95
2100064 REDDIN,LAFRAN               210      612.61     68.19       8     85.10     85.10    09/06/95
2100065 JONES,MICHAEL F             210      939.23    120.97      10    106.02    106.02    09/20/95
2100067 PETERSON,RANDALL            210      950.91    121.49      10    106.49    106.49    08/28/95
2100068 WILDER,MARC                 210      540.10     54.48       7     84.94     84.94    08/24/95
2100070 MOORE,BOB L                 210      435.40     44.59       7     68.57     68.57    07/20/95
2100071 WEHRER,WESLEY R             210    1,037.77    155.99      12     99.48     99.48    09/25/95
2100072 DELATORRE,IRENE D           210      547.60     54.48       7     84.94     84.94    05/25/95
2100073 REED.OPHELIA                210      559.28     70.63       9     69.99     69.99    09/08/95
2150009 SMITH,MARGIE                215    1,058.77    158.15      12    101.41    101.41    10/27/94
2150013 MAYNOR,HAZEL L              215      541.01     68.74       9     67.75     67.75    11/11/94
2150024 MCGOWAN,THERI A             215      539.93     54.86       7     84.97     84.97    05/19/95
2150031 GONZALEZ,TELESFORO          215      437.46     74.22      12     42.64     42.64    09/13/95
2150033 JONES,MERITA                215      540.10     54.48       7     84.94     84.94    01/27/95
2150036 SMITH,ALYCE                 215      542.42     90.58      12     52.75     52.75    08/10/95
2150042 GROSS,KASSANDRA             215      711.16     68.43       7    111.37    111.37    07/06/95
2150043 NGUYEN,DUC P                215      705.55     67.95       7    110.50    110.50    05/30/95
2150045 YOUNG,TIFFANY D             215      229.81     11.57       3     80.46     80.46    03/28/95
2150048 JONES,YVETTE L              215      626.90     61.55       7     98.35     98.35
2150049 CANARD,TAMMY M              215      540.10     54.48       7     84.94     84.94    03/06/95
2150050 DALLAS,SAMUEL K             215      849.33    100.35       9    105.52    105.52    09/22/95
2150051 JOHNSON,VALERIE             215      669.40     81.92       9     83.48     83.48    09/06/95
2150052 ABDULLAH,HALIMAH            215      609.22     60.12       7     95.62     95.62    08/09/95
2150053 THOMPSON,SYLVIA             215      528.99     53.55       7     83.22     83.22    08/11/95
2150054 RODRIGUEZ,VICTORIA          215      955.95    146.25      12     91.85     91.85    09/13/95
2150056 CONLEY,ANNIE R              215      608.72     60.06       7     95.54     95.54    08/01/95
2150059 LOESCH,REBECCA A            215      754.57     89.84       9     92.99     92.99    09/01/95
2150060 WILLARD,PATRINA Y           215      784.02     93.66       9     97.52     97.52    08/04/95
2150061 HOUSTON,DEDRA               215      332.31     21.01       4     88.33     88.33    07/11/95
2150062 MORGAN,LISA R               215      532.06     53.84       7     83.70     83.70
2180089 WILLIAM,DALE                218    1,073.77    158.15      12    101.41    101.41    06/29/95
2180100 SANTEK,ROBERT               218    1,058.77    158.15      12    101.41    101.41    12/19/94
2180129 ROBINSON,DOUGLAS JR         218    1,041.41    156.31      12     99.81     99.81    01/20/95
2180152 DODGE,CLIFTON               218      803.15    125.65      12     77.40     77.40    09/07/95

  CUST.        CUST.                ACCT     PRINC.   NEXT DUE       BALANCE
   NO.         NAME                 TYPE.    TO DATE    DATE           DUE      PAYOFF
======= ====================        ==================================================
2070064 TUKES,RAYMONA S             3      170.31    08/06/95        61.13      61.13
2100020 WHITE,EMMA M                3      410.09    12/29/94       134.75     134.75
2100026 FREEMAN,FELICIA             3      361.16    11/18/94        74.11      74.11
2100032 REEVES,PAMELA               3      261.93    11/09/94       666.96     666.96
2100046 LEE,VERNELL                 3      346.58    05/30/95       112.11     112.11
2100056 BIVENS,PHYLLIS L            3      152.47    03/08/95       377.10     377.10
2100057 JOHNSON,LUTHER              3      704.73    09/18/95        95.14      95.14
2100064 REDDIN,LAFRAN               3      532.45    10/18/95        80.16      80.16
2100065 JONES,MICHAEL F             3      747.77    10/19/95       193.64     191.90
2100067 PETERSON,RANDALL            3      452.93    08/25/95       539.91     534.65
2100068 WILDER,MARC                 3      460.52    08/25/95        79.58      79.58
2100070 MOORE,BOB L                 3      303.03    08/12/95       137.14     137.14
2100071 WEHRER,WESLEY R             3      844.80    01/15/96       198.73     197.05
2100072 DELATORRE,IRENE D           3      150.42    06/15/95       430.08     430.08
2100073 REED.OPHELIA                3      232.86    08/26/95       349.94     343.86
2150009 SMITH,MARGIE                3      492.89    12/03/94       601.92     601.92
2150013 MAYNOR,HAZEL L              3      205.22    11/09/94       359.25     359.25
2150024 MCGOWAN,THERI A             3      505.14    03/04/95        34.88      34.88
2150031 GONZALEZ,TELESFORO          3      395.77    09/27/95        42.64      42.64
2150033 JONES,MERITA                3      219.80    02/17/95       335.52     335.52
2150036 SMITH,ALYCE                 3      150.23    03/07/95       434.00     433.16
2150042 GROSS,KASSANDRA             3      495.75    06/13/95       221.59     221.59
2150043 NGUYEN,DUC P                3      388.61    05/13/95       331.50     331.50
2150045 YOUNG,TIFFANY D             3       44.21    01/15/95       191.38     191.38
2150048 JONES,YVETTE L              3        0.00    02/04/95       688.45     688.45
2150049 CANARD,TAMMY M              3      139.65    03/26/95       429.64     429.64
2150050 DALLAS,SAMUEL K             3      644.98    09/18/95       210.56     210.56
2150051 JOHNSON,VALERIE             3      279.32    06/18/95       409.36     409.36
2150052 ABDULLAH,HALIMAH            3      515.75    08/19/95        95.24      95.24
2150053 THOMPSON,SYLVIA             3      448.23    08/19/95        80.75      80.75
2150054 RODRIGUEZ,VICTORIA          3      524.81    09/23/95       459.25     449.92
2150056 CONLEY,ANNIE R              3      424.06    08/29/95       191.08     191.08
2150059 LOESCH,REBECCA A            3      517.45    11/09/95       248.07     246.63
2150060 WILLARD,PATRINA Y           3      242.61    07/20/95       585.11     580.53
2150061 HOUSTON,DEDRA               3      110.30    06/11/95       228.32     228.32
2150062 MORGAN,LISA R               3        0.00    05/11/95       585.90     584.87
2180089 WILLIAM,DALE                3      709.45    02/25/95       398.60     398.60
2180100 SANTEK,ROBERT               3      492.89    12/18/94       596.51     596.51
2180129 ROBINSON,DOUGLAS JR         3      265.64    11/24/94       847.91     847.91
2180152 DODGE,CLIFTON               3      727.36    10/13/95        77.40      77.40

                                                                 SCHEDULE 3.15

                         CHECK EXPRESS FINANCE, INC.
                                PROGRAM NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995


  CUST.        CUST.                          TOTAL     FINANCE    NO.     PMT.     FINAL       LAST
   NO.         NAME                  LOC     FINANCE      CHG.     PMT.    AMT.     AMT.        DATE
======= ====================         ===    ==========================    ======    ==================
2180154 WADE, BOBBY                  218    1,037.76    156.00      12     99.48     99.48    09/14/95
2180155 BRINKLEY, MARY               218    1,058.77    158.15      12    101.41    101.41    09/01/95
2180157 FITZPATRICK, JAMES           218      814.35     96.81       9    101.24    101.24    05/03/95
2180164 DAY, DEBORAH                 218      989.63    114.76       9    122.71    122.71    01/30/95
2180168 WALLACE, JOANNE F            218      710.91     86.13       9     88.56     88.56    09/08/95
2180169 ROUSE, WAYNE JR              218      540.10     54.48       7     84.94     84.94    04/03/95
2180173 HUTTER, BETTY                218      332.31     21.01       4     88.33     88.33    02/22/95
2180176 PRITTY, TIMOTHY M            218      800.11     95.30       9     99.49     99.49    08/21/95
2180177 EMERY, DENNIS                218      980.52    125.68      10    110.62    110.62    09/18/95
2180178 GARRIS, JANIS J              218      995.86    151.70      12     95.63     95.63    09/19/95
2180180 GENEVIE, BARBARA J           218      715.07     86.56       9     89.07     89.07    09/08/95
2180181 FEAZELL, TWYNETTA            218      813.86     95.98       9    100.26    100.26    09/06/95
2180183 CABRAL, TONY                 218    1,079.57    160.15      12    103.31    103.31    06/13/95
2180184 SMITH, ELEANOR D             218      637.21     78.56       9     79.53     79.53    09/11/95
2180187 KING, PAUL J                 218    1,075.29    159.75      12    102.92    102.92    08/28/95
2180189 BENTLEY, JOHN L              218      726.70     87.80       9     90.50     90.50    08/24/95
2180190 HUDSON, DOLORES M            218      609.02     60.11       7     95.59     95.59    09/05/95
2180192 GONZALES, GILBERT            218      428.22     32.63       5     92.17     92.17    09/11/95
2180194 PIERCE, LEROY M              218    1,035.92    155.02      12     98.62     98.62    08/10/95
2180195 O'BRIEN, MARK I              218      776.22     92.04       9     95.64     95.64    05/05/95
2180196 FIERING, DAVID B             218      985.59    126.21      10    111.18    111.18    08/04/95
2180198 MANCINI, DONALD J            218      540.10     54.48       7     84.94     84.94    09/14/95
2180199 WYNN, LAWRENCE               218      540.10     54.48       7     84.94     84.94    08/25/95
2180200 HANSEN, DAVID                218      910.62    106.65       9    113.03    113.03    08/04/95
2180201 THOMPSON, JUDY A             218      332.31     21.01       4     88.33     88.33    09/12/95
2180202 NOLAN, JACKLIN A             218      635.50     62.26       7     99.68     99.68    06/08/95
2180203 HENDRICKSON, SCOTT E         218      540.10     54.48       7     84.94     84.94    08/31/95
2180206 BRILLIANT, BRENDA A          218      638.51     61.85       7     98.98     98.98    09/14/95
2180207 HAYES, SUSAN M               218      578.73     57.64       7     90.91     90.91    09/06/95
                                          ----------
                                          $80,572.45
                                          ==========
  CUST.        CUST.                 ACCT     PRINC.   NEXT DUE       BALANCE
   NO.         NAME                  TYPE.    TO DATE    DATE           DUE      PAYOFF
======= ====================        ==================================================
2180154 WADE, BOBBY                   3      776.00    08/25/95       283.76     282.08
2180155 BRINKLEY, MARY                3      766.70    08/25/95       304.23     302.52
2180157 FITZPATRICK, JAMES            3      430.90    05/01/95       404.68     404.68
2180164 DAY, DEBORAH                  3      202.07    02/28/95       858.39     858.39
2180168 WALLACE, JOANNE F             3      585.70    07/31/95       127.12     127.12
2180169 ROUSE, WAYNE JR               3      296.96    05/05/95       254.75     254.75
2180173 HUTTER, BETTY                 3      161.96    03/11/95       175.99     175.99
2180176 PRITTY, TIMOTHY M             3      704.11    09/19/95        96.00      96.00
2180177 EMERY, DENNIS                 3      872.17    10/19/95       110.24     110.24
2180178 GARRIS, JANIS J               3      632.80    09/20/95       382.01     377.14
2180180 GENEVIE, BARBARA J            3      627.93    10/04/95        89.07      89.07
2180181 FEAZELL, TWYNETTA             3      444.28    08/23/95       385.09     385.09
2180183 CABRAL, TONY                  3      242.17    05/25/95       927.41     917.01
2180184 SMITH, ELEANOR D              3      340.51    08/08/95       307.18     305.99
2180187 KING, PAUL J                  3      500.78    09/12/95       617.04     599.76
2180189 BENTLEY, JOHN L               3      486.05    09/15/95       246.50     245.10
2180190 HUDSON, DOLORES M             3      424.28    08/16/95       189.77     189.77
2180192 GONZALES, GILBERT             3      391.91    07/16/95        36.30      36.30
2180194 PIERCE, LEROY M               3      318.96    08/22/95       796.46     779.79
2180195 O'BRIEN, MARK I               3       81.32    06/22/95       771.82     770.33
2180196 FIERING, DAVID B              3      464.11    08/22/95       555.90     550.38
2180198 MANCINI, DONALD J             3      457.11    09/26/95        84.94      84.94
2180199 WYNN, LAWRENCE                3      457.11    09/29/95        84.58      84.58
2180200 HANSEN, DAVID                 3      456.14    07/30/95       478.18     472.74
2180201 THOMPSON, JUDY A              3      307.00    06/30/95        25.32      25.32
2180202 NOLAN, JACKLIN A              3      259.01    07/06/95       397.76     397.76
2180203 HENDRICKSON, SCOTT E          3      457.11    10/12/95        84.94      84.94
2180206 BRILLIANT, BRENDA A           3      442.91    09/20/95       200.36     200.36
2180207 HAYES, SUSAN M                3      403.09    09/26/95       181.82     180.65
                                         ----------               ---------- ----------
                                         $48,148.55               $34,515.12 $34,283.35
                                         ==========               ========== ==========

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST        ACCT
   NO.                NAME             LOC       FINANCE        CHG.      PMT.      AMT.       AMT.     DATE        TYPE.
=========================================================================================================================
AF010005       CLARK,MATTIE B          11       4,120.34     1,325.78     101       54.00     46.12   09/20/95        1
AF010006       SAPP,MAURICE L          11       3,748.00     1,072.69      45      108.00     68.69   06/06/95        2
AF010008       COOK,VIRGINIA           11       4,907.79     1,698.57     111       60.00      6.36   09/22/95        1
AF010011       MCCARTY,LUGENIA         11       4,309.75     1,311.91      48      117.00     92.66   09/15/95        2
AF010021       ESCOBEDO,MARIA          11       3,748.00     1,027.26      87       55.00     45.26   09/25/95        1
AF010024       DAVIS,JAMES             11       5,786.24     1,660.52      62      120.00     98.76   01/13/95        2
AF010025       POE,STEPHEN             11       4,087.99     1,245.26      97       55.00     25.24   06/15/94        1
AF010029       BUTLER,BRIAN            11       4,912.20     2,011.15     126       55.00     48.35   09/18/95        1
AF010032       BECK,ROBERT B           11       6,431.45     2,739.55      31      300.00    171.00   09/06/95        3
AF010034       HELLE,JENNIFER D        11       3,573.84       901.02      81       55.00     46.86   05/08/95        1
AF010035       TRUETT,GOLDMAN R        11       4,186.88     1,522.57     114       50.00     31.45   05/08/95        1
AF010036       ALSEPT,DAVID L          11       2,884.85       633.20      71       50.00     18.05   09/07/95        1
AF010037       FEDORA,ROGER L          11       2,684.15       486.27      29      110.00     90.42   09/25/95        2
AF010038       MATIAS,JOSE A           11       2,701.44       484.10      58       55.00     50.54   09/20/95        1
AF010039       FRAME,ROYE E            11       3,728.19       807.06      81       50.00     10.25   08/11/95        1
AF010040       MOSELEY,DONALD L        11       2,784.14       517.84      61       55.00      1.98   05/25/95        1
AF010042       DEASE,STEVEN P          11       2,717.11       539.54      65       50.00     28.65   06/28/95        1
AF010043       HENDERSON,AARON L       11       3,102.84       661.63      69       55.00     24.47   06/02/95        1
AF010044       SCHALES,JASON D         11       2,209.65       348.40      52       50.00      8.05   08/07/95        1
AF010045       CARTER,KATHELENE        11       3,929.26     1,150.32      93       55.00     19.58   07/27/95        1
AF010046       STREETER,BETTY          11       4,956.10     2,349.18      74       98.72     98.72                   2
AF020003       HEYNE,VALARIE          22B       3,645.60     1,181.04     104       46.41     46.41   09/14/95        1
AF020005       HUDSON,MICHAEL          22       3,893.65       887.70      96       50.00     31.35   12/12/94        1
AF020007       BICE,JON K              22       5,376.80     1,679.60     104       67.85     67.85   09/22/95        1
AF020008       SALGADO,ALBERTO        22B       6,108.40     1,824.20      52      152.55    152.55   09/11/95        2
AF020010       ELSEBOUGH,BYRON D      22B       4,289.70     1,068.38     104       51.52     51.52   09/18/95        1
AF020013       CRAFT,HENRY SR         22B       4,861.80     1,480.44      24      264.26    264.26   09/05/95        3
AF020015       WORTH,SANDRA K         22B       3,552.25       918.40      90       50.00     20.65   09/20/95        1
AF020017       FERRENBACH,CHARLES F    22       3,888.30     1,114.60      51      100.00      2.90   08/28/95        2
AF020018       BAILEY,DONALD H         22       5,624.65     1,803.19     112       66.32     66.32   09/06/95        1
AF020023       TOLBERT,GEORGIA A       22       5,012.50     1,483.34     104       62.46     62.46   08/29/95        1
AF020027       CREW,WILLIAM            22       4,089.00     1,220.72      52      102.11    102.11   08/11/95        2
AF020028       MARKLAND,GARY S        22B       4,504.75     1,333.81     104       56.14     56.14   09/05/95        1
AF020029       PIERCE,SHIRLEY R       22B       4,136.70     1,112.34      24      218.71    218.71   09/25/95        3
AF020035       WALSH,MELISSA A        22B       3,766.95     1,226.61      52       96.03     96.03   09/25/95        4
AF020038       GLEESON,BONNIE         22B       4,607.60     1,376.04      52      115.07    115.07   09/11/95        2
AF020043       SABISCH,MARK           22B       4,867.85     1,440.79     104       60.66     60.66   09/26/95        1
AF020047       DAVIS,DALE W           22B       5,659.60     1,969.40      60      127.15    127.15   08/29/95        2
AF020048       RIVERA,JOSE            22B       4,360.05     1,301.71      52      108.88    108.88   09/25/95        2
AF020049       MALDONADO,LUIS SR       22       5,449.90     1,613.78     104       67.92     67.92   08/07/95        1
AF020052       COMPEAN,ESTEBAN        22B       5,955.70     1,763.18     104       74.22     74.22   09/26/95        1
AF020053       MARCUS,WAYNE T         22B       5,200.40     1,536.94     104       64.71     64.71   09/11/95        1

  CUST.               CUST.                PRINC.     NEXT DUE      BALANCE
   NO.                NAME                TO DATE       DATE          DUE          PAYOFF
============================================================================================
AF010005       CLARK,MATTIE B              3,552.37   10/04/95         582.12         568.23
AF010006       SAPP,MAURICE L              2,384.13   04/08/95       1,470.69       1,470.69
AF010008       COOK,VIRGINIA               2,843.89   09/23/95       2,266.36       2,077.09
AF010011       MCCARTY,LUGENIA             3,374.38   08/25/95       1,019.00       1,008.06
AF010021       ESCOBEDO,MARIA              2,443.94   08/01/95       1,415.26       1,383.84
AF010024       DAVIS,JAMES                 1,864.94   07/16/94       5,405.83       5,111.89
AF010025       POE,STEPHEN                 1,575.38   06/21/94       3,707.31       3,603.08
AF010029       BUTLER,BRIAN                1,693.49   08/25/95       3,843.35       3,327.02
AF010032       BECK,ROBERT B               1,536.32   10/08/95       6,171.00       5,021.69
AF010034       HELLE,JENNIFER D              261.79   04/08/95       4,044.86       3,734.65
AF010035       TRUETT,GOLDMAN R              220.05   05/06/95       5,259.45       4,463.03
AF010036       ALSEPT,DAVID L                884.60   09/08/95       2,268.05       2,053.18
AF010037       FEDORA,ROGER L                949.76   08/19/95       1,905.42       1,794.08
AF010038       MATIAS,JOSE A               1,181.02   09/02/95       1,651.99       1,557.81
AF010039       FRAME,ROYE E                  424.68   04/15/95       4,052.25       3,702.55
AF010040       MOSELEY,DONALD L              194.22   05/20/95       3,026.98       2,853.40
AF010042       DEASE,STEVEN P                180.67   06/23/95       2,981.65       2,733.38
AF010043       HENDERSON,AARON L             296.44   07/05/95       3,324.47       3,014.46
AF010044       SCHALES,JASON D               186.79   07/22/95       2,308.05       2,151.75
AF010045       CARTER,KATHELENE              219.20   08/03/95       4,694.58       3,921.45
AF010046       STREETER,BETTY                  0.00   07/19/95       7,305.28       5,340.41
AF020003       HEYNE,VALARIE               2,474.29   07/21/95       1,253.04       1,224.24
AF020005       HUDSON,MICHAEL              1,416.59   10/22/94       2,781.35       2,777.46
AF020007       BICE,JON K                  3,147.49   06/02/95       2,430.75       2,378.93
AF020008       SALGADO,ALBERTO             4,957.02   10/11/95       1,188.45       1,151.89
AF020010       ELSEBOUGH,BYRON D           3,426.11   09/30/95         908.22         878.98
AF020013       CRAFT,HENRY SR              3,614.51   10/02/95       1,321.30       1,272.79
AF020015       WORTH,SANDRA K              2,927.01   08/05/95         645.65         642.38
AF020017       FERRENBACH,CHARLES F        1,758.57   02/24/95       2,402.90       2,373.32
AF020018       BAILEY,DONALD H             2,882.64   05/29/95       3,036.88       2,922.79
AF020023       TOLBERT,GEORGIA A           2,721.70   06/05/95       2,515.56       2,441.84
AF020027       CREW,WILLIAM                1,787.29   04/28/95       2,589.62       2,498.51
AF020028       MARKLAND,GARY S             2,999.50   09/04/95       1,604.44       1,526.53
AF020029       PIERCE,SHIRLEY R            2,572.13   08/25/95       1,668.39       1,614.02
AF020035       WALSH,MELISSA A             2,035.35   08/22/95       1,900.73       1,782.14
AF020038       GLEESON,BONNIE              2,902.29   09/11/95       1,841.12       1,738.17
AF020043       SABISCH,MARK                3,108.15   09/21/95       1,890.59       1,770.01
AF020047       DAVIS,DALE W                2,731.44   09/05/95       3,305.90       3,012.65
AF020048       RIVERA,JOSE                 2,773.88   10/11/95       1,742.04       1,630.86
AF020049       MALDONADO,LUIS SR           2,273.48   05/19/95       3,580.76       3,427.12
AF020052       COMPEAN,ESTEBAN             3,540.26   09/16/95       2,618.88       2,440.29
AF020053       MARCUS,WAYNE T              2,526.53   07/04/95       2,967.34       2,811.99


                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST       ACCT
   NO.                NAME            LOC        FINANCE        CHG.      PMT.      AMT.       AMT.     DATE       TYPE.
=========================================================================================================================
AF020056       RODRIGUES,FERNANDO     22B       4,332.05     1,318.99      24      235.46    235.46   09/05/95        3
AF020057       HUDSON,MICHAEL         22B       5,393.60     1,862.80     120       60.47     60.47   09/18/95        1
AF020058       BENISH,MICHAEL C       22B       5,755.00     2,002.40      60      129.29    129.29   09/18/95        2
AF020059       HAMILTON,CHRIS         22B       5,223.25     1,546.11     104       65.09     65.09   09/18/95        1
AF020060       GAYHART,RICHARD        22B       3,897.30     1,163.86      52       97.33     97.33   09/18/95        2
AF020063       BADENDYCK,STEPHANIE    22B       4,397.05     1,475.45      58      101.25    101.25   08/31/95        2
AF020064       BICE,JON K              22       3,659.60       953.75      93       50.00     13.35   12/30/94        1
AF020066       ROBINS,CECELIA         22B       5,363.55     1,653.01     108       65.00     61.56   09/25/95        1
AF020067       PRUGGER,STEVEN J       22B       5,092.55     1,368.65      58      111.40    111.40   09/14/95        2
AF020068       WOOD,GERARD F          22B       6,989.20     2,069.20     104       87.10     87.10   09/26/95        1
AF020069       GARREAN,HAROLD E       22B       5,393.60     1,695.90     110       64.45     64.45   09/25/95        1
AF020073       MCFALL,GEORGE A        22B       5,382.81     1,673.37      54      130.67    130.67   09/13/95        2
AF020074       COLLINS,BELINDA        22B       5,423.95     1,685.69      54      131.66    131.66   09/20/95        2
AF020077       FRAZIER,DARLENE        22B       5,901.00     2,206.20      36      225.20    225.20   08/23/95        3
AF020078       BUCKLEY,SALLY N        22B       4,325.05     1,280.55     104       53.90     53.90   09/12/95        1
AF020079       JERNIGAN,TERESA        22B       8,023.05     2,670.99     116       92.19     92.19   09/25/95        1
AF020080       BYRER,CARRIE B         22B       4,375.05     1,333.05      53      107.70    107.70   09/26/95        2
AF020081       STENQUIST,STEVEN        22       7,880.35     2,623.45     116       90.55     90.55   09/25/95        1
AF020082       BRUNER,JON G           22B       5,742.30     2,164.30     130       60.82     60.82   07/14/95        1
AF020086       LANDERS,LISA           22B       8,448.45     2,476.35      30      364.16    364.16   08/28/95        3
AF020087       CHAPPELL,ALOUSA        22B       5,328.55     1,774.13     116       61.23     61.23   08/31/95        1
AF020088       RIVERA,ANGEL M         22B       2,915.15       564.75      70       50.00     29.90   09/25/95        1
AF020090       HAMILTON,PAULA         22B       7,308.60     1,652.04     104       86.16     86.16   08/30/95        1
AF020093       PALMER,ANITA           22B       4,998.20     1,722.91      27      248.93    248.93   09/05/95        3
AF020095       SCOTT,NANCIE            22       5,380.54     1,592.66     104       67.05     67.05   06/15/95        1
AF020097       GREEN,ROGER            22B       3,823.30     1,164.14      24      207.81    207.81   08/18/95        3
AF020100       FREEMAN,DARREN         22B       3,430.90     1,015.10     104       42.75     42.75   09/21/95        1
AF020101       HEISTER,KEN R          22B       4,861.80     1,439.56     104       60.59     60.59   09/25/95        1
AF020102       BASS,PAMELA D          22B       4,614.10     1,456.47     111       55.00     20.57   09/13/95        1
AF020104       SMITH,NORMAN B III     22B       5,895.35     1,962.49     116       67.74     67.74   08/28/95        1
AF020105       GRAY,GARY              22B       8,023.05     2,670.99     116       92.19     92.19   09/21/95        1
AF020107       RICHARDS,KENNETH       22B       6,321.10     2,105.14     116       72.64     72.64   08/22/95        1
AF020108       POUNDS,HARRY           22B       3,893.30     1,113.26     104       48.14     48.14   08/31/95        1
AF020110       HOGAN,GINA             22B       3,874.30     1,092.25     100       50.00     16.55   09/18/95        1
AF020111       TRASK,ELMER AUSTIN      22       5,423.95     1,605.41     104       67.59     67.59   07/18/95        1
AF020114       GONZALES,BALTAZAR      22B       5,985.70     1,787.26      52      149.48    149.48   09/19/95        2
AF020117       CANNIOTO,GARFIELD JR   22B       6,989.20     2,326.76     116       80.31     80.31   09/25/95        1
AF020118       RICE,JOE               22B       4,196.35     1,241.81     104       52.29     52.29   09/22/95        1
AF020119       DAVIS,LASCELLES         22       5,423.95     1,806.33     116       62.33     62.33   09/06/95        1
AF020121       SHAFER WALKER,CATHY    22B       6,563.10     2,431.46     128       70.27     70.27   09/18/95        1
AF020127       LEWIS,CLIFFORD          22       5,813.03     2,191.07     130       61.57     61.57   05/23/95        1
AF020128       STUPFELL,DOREEN        22B       4,082.00     1,205.83     104       50.94     50.94   09/06/95        1

  CUST.               CUST.                 PRINC.     NEXT DUE      BALANCE
   NO.                NAME                 TO DATE       DATE          DUE          PAYOFF
===========================================================================================
AF020056       RODRIGUES,FERNANDO         2,338.95   08/06/95       2,190.94       2,070.17
AF020057       HUDSON,MICHAEL             2,688.63   09/27/95       3,032.12       2,709.37
AF020058       BENISH,MICHAEL C           2,765.28   09/15/95       3,373.79       3,022.61
AF020059       HAMILTON,CHRIS             2,575.69   07/19/95       2,933.11       2,757.60
AF020060       GAYHART,RICHARD            2,309.36   09/28/95       1,717.16       1,590.71
AF020063       BADENDYCK,STEPHANIE        1,988.01   08/30/95       2,731.24       2,476.92
AF020064       BICE,JON K                   703.97   12/02/94       3,513.35       3,433.03
AF020066       ROBINS,CECELIA             2,732.65   09/06/95       2,921.56       2,683.42
AF020067       PRUGGER,STEVEN J           2,402.21   09/08/95       3,007.80       2,791.06
AF020068       WOOD,GERARD F              4,106.00   10/12/95       3,135.60       2,899.73
AF020069       GARREAN,HAROLD E           2,832.79   09/30/95       2,835.80       2,576.89
AF020073       MCFALL,GEORGE A            2,633.94   09/06/95       3,059.88       2,803.47
AF020074       COLLINS,BELINDA            2,814.62   10/04/95       2,893.96       2,635.63
AF020077       FRAZIER,DARLENE            1,784.69   10/02/95       4,954.40       4,197.86
AF020078       BUCKLEY,SALLY N            2,107.69   08/23/95       2,460.10       2,271.54
AF020079       JERNIGAN,TERESA            3,566.33   09/15/95       5,041.21       4,503.90
AF020080       BYRER,CARRIE B             2,061.32   08/18/95       2,593.20       2,382.05
AF020081       STENQUIST,STEVEN           2,823.84   07/06/95       5,885.75       5,358.10
AF020082       BRUNER,JON G               1,744.64   07/08/95       4,780.78       4,225.29
AF020086       LANDERS,LISA               2,591.79   07/12/95       6,767.32       6,134.71
AF020087       CHAPPELL,ALOUSA            2,066.22   08/27/95       3,756.69       3,345.31
AF020088       RIVERA,ANGEL M             2,212.52   08/11/95         729.90         723.82
AF020090       HAMILTON,PAULA             3,675.91   09/08/95       3,860.64       3,565.63
AF020093       PALMER,ANITA               1,991.75   09/29/95       3,484.02       3,075.26
AF020095       SCOTT,NANCIE                 988.10   01/30/95       5,314.20       5,017.03
AF020097       GREEN,ROGER                1,632.24   08/29/95       2,493.34       2,284.50
AF020100       FREEMAN,DARREN             1,568.78   09/27/95       2,080.75       1,867.50
AF020101       HEISTER,KEN R              2,316.76   09/28/95       2,830.05       2,549.99
AF020102       BASS,PAMELA D              1,497.29   06/29/95       3,650.57       3,321.03
AF020104       SMITH,NORMAN B III         2,210.75   09/04/95       4,263.64       3,758.28
AF020105       GRAY,GARY                  3,280.51   09/28/95       5,434.52       4,767.37
AF020107       RICHARDS,KENNETH           2,271.99   08/23/95       4,694.37       4,151.80
AF020108       POUNDS,HARRY               1,595.97   08/11/95       2,600.12       2,375.29
AF020110       HOGAN,GINA                 1,928.91   09/30/95       2,150.00       1,950.08
AF020111       TRASK,ELMER AUSTIN         1,509.39   05/06/95       4,604.36       4,277.86
AF020114       GONZALES,BALTAZAR          3,841.35   02/09/96       2,300.00       2,146.54
AF020117       CANNIOTO,GARFIELD JR       2,480.89   09/04/95       5,243.79       4,581.35
AF020118       RICE,JOE                   1,758.60   09/14/95       2,751.16       2,467.01
AF020119       DAVIS,LASCELLES            1,361.09   06/12/95       4,882.97       4,353.77
AF020121       SHAFER WALKER,CATHY        1,935.83   08/30/95       5,557.92       4,727.20
AF020127       LEWIS,CLIFFORD               611.56   02/20/95       6,744.10       5,960.35
AF020128       STUPFELL,DOREEN            1,723.00   09/15/95       2,676.82       2,401.08

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST         ACCT
   NO.                NAME            LOC        FINANCE        CHG.      PMT.      AMT.       AMT.     DATE         TYPE.
=========================================================================================================================
AF020131       HAMILTON,TIM           22B       5,816.35     1,931.21     116       66.66     66.66   09/25/95        1
AF020134       LUNSFORD,CATHERINE     22B       6,758.50     2,250.06     116       77.66     77.66   09/19/95        1
AF020136       CALDERON,RUBEN         22B       7,380.60     2,735.24     128       79.03     79.03   09/22/95        1
AF020137       HOPPS,LAWRENCE         22B       8,594.80     2,398.70      63      174.50    174.50   09/18/95        2
AF020138       HESS,JACK              22B       4,089.00     1,445.60      28      200.00    134.60   09/18/95        3
AF020139       JONES,ANGELA           22B       5,925.70     1,972.74     116       68.09     68.09   09/12/95        1
AF020140       RODRIGUEZ,JOSE         22B       4,754.45     1,582.63     116       54.63     54.63   09/22/95        1
AF020141       HAWKINS,LEROY          22B       3,860.30     1,095.50      50      100.00     55.80   09/21/95        2
AF020145       MCCORMACK,JOHN C        22       4,289.70     1,270.14     104       53.46     53.46   09/25/95        1
AF020146       NEELEY,RONALD          22B       7,551.30     3,539.58      36      308.08    308.08   07/25/95        3
AF020147       FERNANDEZ,OSCAR        22B       5,985.70     1,992.78     116       68.78     68.78   09/14/95        1
AF020148       STORY,JOHN              22       5,925.70     2,195.90     128       63.45     63.45   05/26/95        1
AF020149       BUCHANAN,WILLIAM JR     22       5,194.85     1,959.22     131       55.00      4.07   03/20/95        1
AF020151       CAVINEE,KEVIN          22B       4,934.15     1,736.91      61      110.00     71.06   09/25/95        2
AF020152       SUAREZ,JAIME           22B       8,727.50     3,455.38     136       89.58     89.58   09/18/95        1
AF020153       SAVACOOL,WAYNE          22       5,627.50     1,874.22     116       64.67     64.67   05/03/95        1
AF020154       RUF,WOLFGANG           22B       6,301.27     2,098.29     116       72.41     72.41   09/25/95        1
AF020157       SPENCER,DOROTHY         22       4,761.45     1,242.34      93       65.00     23.79   05/22/95        1
AF020158       ALLSPACH,GARY A        22B       6,964.50     2,580.46     128       74.57     74.57   09/20/95        1
AF020160       YATES,CARRIE           22B       5,099.50     1,760.90     120       57.17     57.17   09/25/95        1
AF020161       MURPHY,HENRY E         22B       7,581.30     2,808.46     128       81.17     81.17   08/31/95        1
AF020162       PHELPS,LOUIS J         22B       6,971.20     2,582.72     128       74.64     74.64   09/22/95        1
AF020166       CLARK,LYNN             22B       5,423.95     1,873.25     120       60.81     60.81   09/06/95        1
AF020167       HARPER,KATHERINE       22B       4,110.35     1,216.53     104       51.22     51.22   08/08/95        1
AF020168       GIFFORD,MICHAEL        22B       8,259.05     2,852.95     120       92.60     92.60   09/18/95        1
AF020169       EWING,PAIGE E          22B       4,861.80     1,480.44      24      264.26    264.26   09/06/95        3
AF020170       BETANCOURT,PRIMITIVO   22B       8,448.45     2,812.83     116       97.08     97.08   09/25/95        1
AF020171       EASON,ROBERT L         22B       7,752.00     2,295.44     104       96.61     96.61   08/30/95        1
AF020172       ELLIOTT,CINDY W        22B       5,062.50     1,685.22     116       58.17     58.17   09/22/95        1
AF020174       RAMOS,MOISES           22B       4,214.70     1,339.65     112       50.00      4.35   09/26/95        1
AF020175       TORRES,MILTON          22B       6,487.45     2,160.35     116       74.55     74.55   08/21/95        1
AF020176       HAWKINS,LEROY B        22B       5,393.60     1,792.78      58      125.00     61.38   09/22/95        2
AF020177       PALMER,EDWARD          22B       4,075.00     1,247.40      54      100.00     22.40   09/05/95        2
AF020178       WILSON,DANIEL T        22B       4,089.00     1,244.10     107       50.00     33.10   09/25/95        1
AF020181       MOSELEY,MELANIE M      22B       4,862.15     1,439.21     104       60.59     60.59   07/31/95        1
AF020182       SIBLAG,TIMOTEO A       22B       4,410.75     1,499.10     119       50.00      9.85   09/06/95        1
AF020184       ROBERTS,JAMES K JR     22B       3,666.60       958.05      93       50.00     24.65   09/26/95        1
AF020185       KRANICH,BERTHA         22B       3,444.90       827.70      86       50.00     22.60   09/18/95        1
AF020186       MEEKS,VICKI             22       1,941.65       353.58      66       35.00     20.23   12/27/94        1
AF020187       REESE,ARIANA           22B       4,096.50       964.44      84       60.16     60.16   09/01/95        1
AF020190       SMITH,JESSIE D          22       3,988.65     1,360.35      27      200.00    149.00   12/27/94        3
AF020191       MCKEETHEM,JIMMIE       22B       6,096.05     2,045.41      58      140.37    140.37   09/26/95        2

  CUST.               CUST.               PRINC.     NEXT DUE        BALANCE
   NO.                NAME               TO DATE       DATE            DUE           PAYOFF
===========================================================================================
AF020131       HAMILTON,TIM             1,658.88     07/31/95       4,937.96       4,335.42
AF020134       LUNSFORD,CATHERINE       2,282.29     09/16/95       5,231.54       4,528.22
AF020136       CALDERON,RUBEN           2,074.85     09/11/95       6,406.00       5,368.65
AF020137       HOPPS,LAWRENCE           2,511.49     08/25/95       7,059.00       6,231.27
AF020138       HESS,JACK                1,299.18     10/15/95       3,334.60       2,858.73
AF020139       JONES,ANGELA             1,881.81     09/11/95       4,766.30       4,112.46
AF020140       RODRIGUEZ,JOSE           1,743.23     10/25/95       3,496.22       3,033.48
AF020141       HAWKINS,LEROY            1,529.29     09/20/95       2,655.80       2,382.93
AF020145       MCCORMACK,JOHN C         1,057.46     06/11/95       3,826.84       3,475.65
AF020146       NEELEY,RONALD            1,406.67     09/23/95       8,010.08       6,426.94
AF020147       FERNANDEZ,OSCAR          1,805.28     09/06/95       4,952.16       4,271.88
AF020148       STORY,JOHN                 784.66     04/22/95       6,565.60       5,713.65
AF020149       BUCHANAN,WILLIAM JR        549.33     03/27/95       6,054.07       5,255.42
AF020151       CAVINEE,KEVIN            1,473.71     10/09/95       4,141.06       3,504.64
AF020152       SUAREZ,JAIME             1,963.08     09/04/95       8,415.90       6,908.02
AF020153       SAVACOOL,WAYNE             629.63     03/20/95       6,314.37       5,637.19
AF020154       RUF,WOLFGANG             2,000.96     10/03/95       5,068.70       4,330.86
AF020157       SPENCER,DOROTHY            506.55     02/25/95       5,175.79       4,834.62
AF020158       ALLSPACH,GARY A          1,579.17     08/26/95       6,640.39       5,561.38
AF020160       YATES,CARRIE             1,199.91     08/14/95       4,740.32       4,040.70
AF020161       MURPHY,HENRY E           1,873.21     09/19/95       6,969.00       5,765.40
AF020162       PHELPS,LOUIS J           1,770.19     09/26/95       6,328.92       5,222.93
AF020166       CLARK,LYNN               1,121.21     08/23/95       5,288.76       4,443.30
AF020167       HARPER,KATHERINE         1,076.31     07/25/95       3,587.72       3,175.05
AF020168       GIFFORD,MICHAEL          2,185.43     09/22/95       7,308.00       6,138.26
AF020169       EWING,PAIGE E            1,304.76     08/29/95       4,224.20       3,714.80
AF020170       BETANCOURT,PRIMITIVO     2,348.80     09/22/95       7,281.00       6,171.37
AF020171       EASON,ROBERT L           2,270.10     08/29/95       6,411.43       5,599.31
AF020172       ELLIOTT,CINDY W          1,447.04     10/03/95       4,302.36       3,641.55
AF020174       RAMOS,MOISES             1,216.70     09/22/95       3,554.35       3,038.09
AF020175       TORRES,MILTON            1,638.48     09/01/95       5,829.80       4,956.59
AF020176       HAWKINS,LEROY B          1,544.87     10/06/95       4,586.38       3,860.05
AF020177       PALMER,EDWARD            1,181.80     09/20/95       3,422.40       2,960.60
AF020178       WILSON,DANIEL T          1,211.03     09/25/95       3,383.10       2,902.46
AF020181       MOSELEY,MELANIE M        1,340.73     08/02/95       4,195.16       3,672.99
AF020182       SIBLAG,TIMOTEO A         2,101.11     09/01/95       2,599.85       2,357.06
AF020184       ROBERTS,JAMES K JR       1,549.70     09/23/95       2,374.65       2,143.90
AF020185       KRANICH,BERTHA           1,572.06     09/12/95       2,072.60       1,905.24
AF020186       MEEKS,VICKI                277.69     12/30/94       1,910.23       1,892.40
AF020187       REESE,ARIANA             1,588.87     07/29/95       2,799.66       2,614.67
AF020190       SMITH,JESSIE D             209.26     12/30/94       4,949.00       4,525.08
AF020191       MCKEETHEM,JIMMIE         1,551.51     09/15/95       5,476.98       4,601.98


                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST       ACCT
   NO.                NAME            LOC        FINANCE        CHG.      PMT.      AMT.       AMT.     DATE       TYPE.
==========================================================================================================================
AF020192       RIVERA,ROBERTO P       22B       4,962.15     1,652.17     116       57.02     57.02   09/18/95        1
AF020193       VILLARI,ROXSILISE      22B       5,148.85     1,523.79     104       64.16     64.16   09/19/95        1
AF020195       VERGARA,ERIX LUIS      22B       3,486.90       851.40      87       50.00     38.30   09/20/95        1
AF020196       HUFF,ERNIE             22B       5,576.30     1,856.98     116       64.08     64.08   09/22/95        1
AF020197       LUNSFORD,GLENN         22B       5,183.85     1,726.27     116       59.57     59.57   09/19/95        1
AF020199       TYLER,WENDY            22B       4,103.35     1,214.17     104       51.13     51.13   09/19/95        1
AF020200       MCCARROLL,ROGER L JR   22B       5,895.35     1,854.15     110       70.45     70.45   09/21/95        1
AF020201       ESTRELLA,MARIA         22B       4,647.10     1,375.54     104       57.91     57.91   09/20/95        1
AF020202       BARNES,MARTIN          22B       3,787.95     1,035.00      97       50.00     22.95   06/12/95        1
AF020203       ABAR,MARK              22B       7,248.40     2,396.14     116       82.69     82.69   09/21/95        1
AF020204       NORTON,ADRIENNE        22B       5,104.55     1,700.01     116       58.66     58.66   09/19/95        1
AF020205       HERNANDEZ,MITCHELL M   22B       6,387.10     2,126.14     116       73.39     73.39   09/25/95        1
AF020206       OPFER,LAESSLE          22B       5,425.00     1,912.66     123       60.01     16.44   09/18/95        1
AF020207       LATORRE,MARIA          22B       3,904.05     1,634.98     145       38.00     23.03   09/19/95        1
AF020208       LINDLEY,CAROL B        22B       4,560.75     1,388.61      24      247.89    247.89   09/11/95        3
AF020209       CURRIER,CHESTER A      22B       3,129.85       761.52      87       45.00     21.37   09/25/95        1
AF020210       ROBIDA,ALBERT J        22B       5,453.95     1,721.99     111       65.00     25.94   09/26/95        1
AF020211       FRANCO,RAYMUNDO M      22B       4,124.35     1,221.25     104       51.40     51.40   09/25/95        1
AF020212       SHELDON,REGINALD J     22B       3,787.95     1,035.00      97       50.00     22.95   09/25/95        1
AF020213       COMPTON,CHARLOTTE      22B       4,089.00     1,210.84     104       50.96     50.96   09/26/95        1
AF020214       TATUM,ELLA J           22B       4,089.00     1,208.81     104       51.02     42.75   09/25/95        1
AF020215       PITTMAN,STACEY A       22B       4,733.45     1,401.51     104       58.99     58.98   09/25/95        1
AF020217       EVERETTE,VERDON        22B       7,019.55     1,886.93      58      153.56    153.56   09/25/95        2
AF020218       SHAW,SHERRY A          22B       6,499.45     2,164.59     116       74.69     74.69   09/25/95        1
AF020219       RINALDI,JOSEPHINE G    22B       5,307.55     1,767.29     116       60.99     60.99   09/26/95        1
AF020220       HECKERMAN,VIOLET E     22B       6,439.45     2,480.45      30      297.33    297.33   09/06/95        3
AF020221       GONZALEZ,LORETTA A     22B       5,622.60     1,872.16     116       64.61     64.61   06/14/95        1
AF020222       SCHWAMBERGER,MELISSA   22B       4,992.20     1,661.56     116       57.36     57.36   09/18/95        1
AF020223       SPENCER,CHARLES JR     22B       4,224.70     1,250.90     104       52.65     52.65   09/25/95        1
AF020224       UPCHURCH,ROGER         22B       2,915.15       564.75      70       50.00     29.90   09/25/95        1
AF020225       TORRES,ROBERTO         22B       4,641.10     1,605.24     121       52.00      6.34   09/19/95        1
AF020226       JOSEPH,MOISES          22B       5,287.25     1,760.91     116       60.76     60.76   09/11/95        1
AF020227       GAGNIER,LANCE F        22B       3,829.70     1,166.14      24      208.16    208.16   09/05/95        3
AF020228       GARCIA,DOUGLAS         22B       4,626.10     1,369.50     104       57.65     57.65   09/18/95        1
AF020229       SLATER,ERIC A          22B       6,086.05     1,623.31     116       66.46     66.46   09/12/95        1
AF020230       SEAL,ANTHONY F         22B       4,892.90     1,447.98     104       60.97     60.97   09/19/95        1
AF020231       TITTLE,KERI L          22B       5,288.20     1,565.40     104       65.90     65.90   09/19/95        1
AF020232       BARBER,DALINDA C       22B       7,527.30     2,506.70     116       86.50     86.50   09/15/95        1
AF020233       GAMACHE,MANCH          22B       5,895.30     1,871.37     111       69.97     69.97   07/31/95        1
AF020234       HARRINGTON,KEVIN       22B       6,989.20     1,969.52     129       69.57     69.57   09/08/95        1
AF020235       TETRAULT,CATHERINE M   22B       4,539.75     1,343.53     104       56.57     56.57   09/14/95        1
AF020236       TORRES,MARIA           22B       3,802.95     1,035.00      97       50.00     22.95   09/25/95        1

  CUST.               CUST.                 PRINC.     NEXT DUE        BALANCE
   NO.                NAME                 TO DATE       DATE            DUE          PAYOFF
=============================================================================================
AF020192       RIVERA,ROBERTO P           1,071.20     08/16/95       4,739.68       4,019.61
AF020193       VILLARI,ROXSILISE          1,132.23     07/26/95       4,797.83       4,209.02
AF020195       VERGARA,ERIX LUIS          1,321.05     09/29/95       2,438.30       2,184.42
AF020196       HUFF,ERNIE                 1,239.45     08/25/95       5,268.08       4,457.38
AF020197       LUNSFORD,GLENN             1,242.46     09/15/95       4,765.17       4,012.31
AF020199       TYLER,WENDY                1,090.51     09/05/95       3,549.87       3,068.32
AF020200       MCCARROLL,ROGER L JR       1,099.63     08/04/95       5,854.45       5,000.55
AF020201       ESTRELLA,MARIA             1,259.72     09/23/95       3,992.97       3,429.50
AF020202       BARNES,MARTIN                553.12     06/12/95       3,922.95       3,494.56
AF020203       ABAR,MARK                  1,576.28     09/14/95       6,905.85       5,773.74
AF020204       NORTON,ADRIENNE              926.14     08/22/95       5,151.06       4,331.33
AF020205       HERNANDEZ,MITCHELL M       1,538.59     10/10/95       5,871.20       4,917.23
AF020206       OPFER,LAESSLE              1,108.08     09/22/95       5,321.40       4,352.07
AF020207       LATORRE,MARIA                674.31     09/30/95       4,137.03       3,225.19
AF020208       LINDLEY,CAROL B            1,224.01     10/06/95       3,966.24       3,420.80
AF020209       CURRIER,CHESTER A            984.84     09/18/95       2,446.37       2,171.04
AF020210       ROBIDA,ALBERT J            1,541.03     10/20/95       4,640.94       3,943.14
AF020211       FRANCO,RAYMUNDO M          1,190.08     09/29/95       3,443.10       2,958.68
AF020212       SHELDON,REGINALD J         1,402.52     11/15/95       2,722.95       2,418.87
AF020213       COMPTON,CHARLOTTE          1,179.87     09/27/95       3,412.84       2,932.64
AF020214       TATUM,ELLA J               1,040.74     09/28/95       3,606.92       3,068.13
AF020215       PITTMAN,STACEY A           1,195.50     09/22/95       4,194.02       3,567.53
AF020217       EVERETTE,VERDON            1,890.91     10/06/95       5,967.80       5,161.44
AF020218       SHAW,SHERRY A              1,364.25     09/22/95       6,273.96       5,201.01
AF020219       RINALDI,JOSEPHINE G        1,114.12     09/29/95       5,117.84       4,222.82
AF020220       HECKERMAN,VIOLET E         1,073.13     10/10/95       6,838.55       5,502.57
AF020221       GONZALEZ,LORETTA A           572.47     06/13/95       6,415.76       5,444.00
AF020222       SCHWAMBERGER,MELISSA         983.98     09/19/95       4,903.15       4,042.18
AF020223       SPENCER,CHARLES JR         1,118.48     10/19/95       3,659.50       3,117.28
AF020224       UPCHURCH,ROGER             1,162.80     09/28/95       1,931.90       1,770.95
AF020225       TORRES,ROBERTO               865.12     09/21/95       4,686.34       3,828.89
AF020226       JOSEPH,MOISES                960.60     09/07/95       5,320.00       4,406.77
AF020227       GAGNIER,LANCE F              638.88     08/28/95       3,855.52       3,273.54
AF020228       GARCIA,DOUGLAS               978.61     09/19/95       4,381.40       3,698.07
AF020229       SLATER,ERIC A                995.09     08/22/95       6,111.78       5,230.66
AF020230       SEAL,ANTHONY F             1,037.83     09/14/95       4,610.88       3,906.95
AF020231       TITTLE,KERI L              1,017.48     08/28/95       5,154.05       4,371.15
AF020232       BARBER,DALINDA C             842.22     07/12/95       8,477.00       7,108.88
AF020233       GAMACHE,MANCH                736.55     07/14/95       6,446.67       5,460.22
AF020234       HARRINGTON,KEVIN           1,052.19     08/31/95       7,208.80       6,060.87
AF020235       TETRAULT,CATHERINE M         960.43     09/25/95       4,299.01       3,610.77
AF020236       TORRES,MARIA                 891.33     09/22/95       3,437.95       2,953.88

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST       ACCT
   NO.                NAME            LOC        FINANCE        CHG.      PMT.      AMT.       AMT.     DATE       TYPE.
=========================================================================================================================
AF020237       BONDURANT,PAMELA F      66       4,861.80     1,439.56     104       60.59     60.59   08/07/95        1
AF020238       FARBERMAN,LINDA M       66       6,305.10     2,099.10     116       72.45     72.45   09/25/95        1
AF020239       SULLIVAN,ROBIN          66       4,439.40     1,313.88     104       55.32     55.32   09/13/95        1
AF020240       DAVIS,NICHER           22B       9,371.60     3,951.28     144       92.52     92.52   09/15/95        1
AF020241       MANN,WILLIAM S JR      22B       3,787.95     1,035.00      97       50.00     22.95   09/18/95        1
AF020242       PIERCE,SHIRLEY (2)      66       8,934.20     2,139.08     128       86.51     86.51   09/26/95        1
AF020243       BYERS,TIMOTHY M        22B       7,701.15     2,850.99     128       82.38     82.38   09/25/95        1
AF020244       EDENFIELD,KATHERINE     66       5,157.85     1,717.47     116       59.27     59.27   09/19/95        1
AF020245       HUGHES,DON             22B       8,946.20     2,978.60     116      102.80    102.80   09/08/95        1
AF020246       LAY,BRYAN B SR          66       6,989.20     2,326.76     116       80.31     80.31   09/19/95        1
AF020247       SKOPP,MITCHELL A       22B       5,594.25     1,862.23     116       64.28     64.28   09/14/95        1
AF020248       GUNDERSON,PETER         66       5,234.05     1,551.23     128       53.01     53.01   09/18/95        1
AF020249       TSCHERWINSKI,ROY        66       6,351.10     2,352.90     128       68.00     68.00   09/25/95        1
AF020250       DIGILIO,ANDREW C        66       8,772.80     3,030.40     120       98.36     98.36   09/06/95        1
AF020251       MOTTER,JANE             66       5,743.00     1,911.84     116       65.99     65.99   09/25/95        1
AF020252       BRONSON,CATHRYNE M     22A       6,010.00     2,226.80     128       64.35     64.35   09/18/95        1
AF020254       SANTIAGO,WANDA I       22A       5,423.95     2,009.01     128       58.07     58.07   04/13/95        1
AF020255       CORTEZ,JOANN           22A       6,214.75     2,302.37     128       66.54     66.54   07/31/95        1
AF020256       ANGLE,ROSEMARY         22A       4,791.50     1,418.34     104       59.71     59.71   09/18/95        1
AF020257       GRAY,GARY D            22A       6,076.05     2,251.63     128       65.06     65.06   09/25/95        1
AF020258       FRAZIER,RAYMOND W      22A       6,836.85     2,276.11     116       78.56     78.56   09/01/95        1
AF020260       MOLINA,NESTOR R        22A       7,202.25     3,316.83     156       67.43     67.43   09/07/95        1
AF020261       VASQUEZ,HARRY          22A       4,024.00     1,191.60     104       50.15     50.15   09/26/95        1
AF020262       TURNER,DARNELL A       22A       5,606.65     1,659.83     104       69.87     69.87   06/30/95        1
AF020263       TORRES,RAFAEL          22A       6,367.05     1,698.43     116       69.53     69.53   09/25/95        1
AF020265       MATOS,ERIC G           22A       3,230.20       713.25      79       50.00     43.45   09/11/95        1
AF020266       ORTIZ,DAMARIS E         66       8,875.85     3,066.55     120       99.52     99.52   09/08/95        1
AF020267       ANDERSON,CHARLOTTE     22A       3,968.65     1,157.25     103       50.00     25.90   09/20/95        1
AF020268       KNOX,ALBERT            22A       7,752.00     1,856.96     128       75.07     75.07   09/26/95        1
AF020269       CRUZ,OTILIO            22A       4,089.00     1,408.47      27      203.61    203.61   09/12/95        3
AF020270       RIVERA,MELINDA         22A       5,624.65     2,083.51     128       60.22     60.22   08/31/95        1
AF020271       HOLLOWAY,BUFFY         22A       8,414.45     2,667.65     111      100.00     82.10   09/12/95        1
AF020272       MALDONADO,LOUIS JR     22A       5,694.60     1,915.67     118       65.00      5.27   08/14/95        1
AF020273       DUNFORD,FREDRICK       22A       4,160.35     1,465.56      28      204.00    117.91   09/14/95        3
AF020274       SEVERANCE,REGINA A     22A       5,895.35     2,089.12     123       65.00     54.47   09/26/95        1
AF020275       BAILEY,RONNIE          22A       6,487.45     1,950.15     106       80.00     37.60   09/14/95        1
AF020276       PRATHER,RONNIE L       22A       6,587.80     2,071.40     110       78.72     78.72   09/11/95        1
AF020277       ELLIS,LORIE A          22A       4,603.15     1,362.29     104       57.36     57.36   09/25/95        1
AF020278       ROSARIO,ANGEL L        22A       7,004.20     2,589.04     128       74.83     74.83   07/07/95        1
AF020279       MAINES,CHARLES J       22A       5,423.95     1,166.53     104       63.37     63.37   09/25/95        1
AF020283       GONZALEZ,HECTOR L      22A       6,126.40     2,270.40     128       65.60     65.60   09/19/95        1
AF020284       PARKER,KAVIN J         22A       7,551.30     2,024.38     128       74.81     74.81   09/15/95        1

  CUST.               CUST.                 PRINC.     NEXT DUE        BALANCE
   NO.                NAME                 TO DATE       DATE            DUE          PAYOFF
==============================================================================================
AF020237       BONDURANT,PAMELA F           916.32     09/20/95       4,757.80       3,979.79
AF020238       FARBERMAN,LINDA M          1,051.30     09/13/95       6,520.50       5,350.49
AF020239       SULLIVAN,ROBIN               865.85     09/14/95       4,299.28       3,626.51
AF020240       DAVIS,NICHER                 832.31     08/03/95      11,449.61       8,941.15
AF020241       MANN,WILLIAM S JR            685.61     08/17/95       3,722.95       3,224.43
AF020242       PIERCE,SHIRLEY (2)         1,591.63     09/30/95       8,651.00       7,383.47
AF020243       BYERS,TIMOTHY M            1,082.08     09/18/95       8,425.71       6,697.12
AF020244       EDENFIELD,KATHERINE          808.82     09/01/95       5,408.46       4,453.73
AF020245       HUGHES,DON                 1,270.94     08/15/95       9,608.60       7,904.16
AF020246       LAY,BRYAN B SR             1,165.39     09/23/95       7,223.25       5,894.97
AF020247       SKOPP,MITCHELL A             854.47     09/11/95       5,913.76       4,829.45
AF020248       GUNDERSON,PETER              847.88     10/02/95       5,353.02       4,419.46
AF020249       TSCHERWINSKI,ROY           1,047.65     10/14/95       6,686.00       5,318.19
AF020250       DIGILIO,ANDREW C           1,449.82     10/04/95       9,147.48       7,376.53
AF020251       MOTTER,JANE                  957.59     09/29/95       5,938.84       4,825.25
AF020252       BRONSON,CATHRYNE M           826.54     09/22/95       6,612.00       5,238.28
AF020254       SANTIAGO,WANDA I              54.09     04/18/95       7,313.96       6,051.60
AF020255       CORTEZ,JOANN                 491.94     07/17/95       7,518.72       6,069.71
AF020256       ANGLE,ROSEMARY               665.57     08/15/95       5,069.84       4,283.60
AF020257       GRAY,GARY D                  847.00     09/20/95       6,661.68       5,272.46
AF020258       FRAZIER,RAYMOND W          1,038.78     09/16/95       7,232.96       5,874.53
AF020260       MOLINA,NESTOR R              679.02     09/22/95       8,900.76       6,611.85
AF020261       VASQUEZ,HARRY                751.79     09/30/95       3,961.85       3,303.55
AF020262       TURNER,DARNELL A             274.16     05/26/95       6,767.59       5,845.08
AF020263       TORRES,RAFAEL              1,087.50     10/04/95       6,315.48       5,305.65
AF020265       MATOS,ERIC G                 671.26     08/21/95       2,958.45       2,635.02
AF020266       ORTIZ,DAMARIS E            1,171.90     09/12/95       9,742.40       7,832.00
AF020267       ANDERSON,CHARLOTTE           687.81     09/14/95       3,980.90       3,329.58
AF020268       KNOX,ALBERT                1,172.76     09/30/95       7,792.49       6,604.02
AF020269       CRUZ,OTILIO                  537.84     09/11/95       4,493.86       3,648.41
AF020270       RIVERA,MELINDA               476.96     08/08/95       6,732.00       5,370.63
AF020271       HOLLOWAY,BUFFY               796.55     07/25/95       9,616.05       7,988.63
AF020272       MALDONADO,LOUIS JR           589.78     08/09/95       6,510.27       5,307.90
AF020273       DUNFORD,FREDRICK             550.75     10/11/95       4,605.91       3,708.22
AF020274       SEVERANCE,REGINA A           751.98     09/21/95       6,554.47       5,214.66
AF020275       BAILEY,RONNIE              1,037.51     09/25/95       6,677.60       5,494.20
AF020276       PRATHER,RONNIE L             691.28     08/07/95       7,411.48       6,128.33
AF020277       ELLIS,LORIE A                785.59     09/29/95       4,643.52       3,849.96
AF020278       ROSARIO,ANGEL L              249.41     06/10/95       9,069.43       7,373.73
AF020279       MAINES,CHARLES J             954.66     09/25/95       5,186.56       4,492.23
AF020283       GONZALEZ,HECTOR L            660.20     09/18/95       7,084.80       5,542.45
AF020284       PARKER,KAVIN J               677.12     08/14/95       8,453.53       7,080.17

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST       ACCT
   NO.                NAME            LOC        FINANCE        CHG.      PMT.      AMT.       AMT.     DATE       TYPE.
=========================================================================================================================
AF020285       OSBORNE,SCOTT          22A        4,992.15     1,557.03     110       60.00      9.18   09/21/95        1
AF020286       CHANEY,JERRY H         22A        7,326.60     1,725.24     126       71.84     71.84   09/06/95        1
AF020289       SHRIVER,DONALD J       22A        5,375.60     1,591.36     104       66.99     66.99   09/20/95        1
AF020290       CAPELES,JOSE M         22A        4,110.35     1,216.53     104       51.22     51.22   09/18/95        1
AF020291       MARKHAM,LINDA J        22A        6,487.45     2,210.23     129       67.94      1.36   09/21/95        1
AF020294       GOODE,OREANE S         22A        7,900.70     2,630.94     116       90.79     90.79   09/18/95        1
AF020295       EDENFIELD,KATHERINE    22A        5,707.00     1,900.28     116       65.58     65.58   09/19/95        1
AF020296       WALTON,MATTIE M        22A        6,487.45     1,739.11     128       64.27     64.27   07/19/95        1
AF020297       PHELPS,LOUIS J         22A        7,270.25     2,191.63      36      262.83    262.83   09/22/95        3
AF020299       BARR,DALE A            22B        4,124.35     1,270.45     108       50.00     44.80   08/07/95        1
AF020300       MEDINA,SAMUEL          22B        6,497.40     2,464.80      65      137.88    137.88   09/14/95        2
AF020301       VICTORY,CHARLES H       66        5,321.55     1,629.17     116       59.92     59.92   09/21/95        1
AF020302       FOURNIER,CATHERINE     22B        4,038.00     1,195.28     104       50.32     50.32   08/31/95        1
AF020303       BEHRENS,RHONDA L       22B        7,872.30     2,681.30     128       82.45     82.45   09/21/95        1
AF020304       MALDONADO,DANNY        22B        6,238.75     2,077.29     116       71.69     71.69   09/18/95        1
AF020305       DETAMORE,JENNIFER M    22B        4,633.10     1,371.86     104       57.74     57.74   09/20/95        1
AF020306       COLON,ROSA I           22B        4,432.40     1,312.56     104       55.24     55.24   09/22/95        1
AF020307       CRUZ,DAISY M           22B        6,519.55     1,402.13     104       76.17     76.17   09/25/95        1
AF020308       JONES,FREDRICK L       22B        6,788.50     2,260.66     116       78.01     78.01   09/11/95        1
AF020309       LOCKWOOD,RANDY         22B        5,907.70     2,055.50      60      132.72    132.72   09/19/95        2
AF020310       FONTANEZ,FERNANDO      22B        4,437.75     1,537.45      60      100.00     75.20   09/13/95        2
AF020312       BRIGNER,DOUGLAS S      22B        4,360.05     1,396.45      24      250.00      6.50   08/28/95        3
AF020313       MEJIAS,ROBERT J        22B        4,141.30     1,223.24     104       51.51     51.51   08/28/95        1
AF020314       FINLEY,THOMAS          22B        4,891.85     1,447.99     104       60.96     60.96   09/22/95        1
AF020315       COATS,MALCOLM V        22B        4,082.00     1,208.48     104       50.87     50.87   09/26/95        1
AF020317       KUPFNER,LORRIE         22B        4,840.80     1,445.48      52      120.89    120.89   09/11/95        2
AF020318       JOHNSON,ELLEN H        22B        4,325.05     1,280.55     104       53.90     53.90   09/25/95        1
AF020319       HARDEN,VERNETTE E      22B        9,176.90     2,737.98      32      372.34    372.34   08/28/95        3
AF020320       ATKINSON,ROSE M        22B        4,325.05     1,442.55      58      100.00     67.60   09/21/95        2
AF020321       REID,RAYMOND           22B        5,162.85     1,968.51      30      240.00    171.36   09/21/95        3
AF020322       HOPKINS,PHYLISS J      22B        6,156.40     1,838.60      52      153.75    153.75   09/15/95        2
AF020323       LEWIS,FANNIE V         22B        4,861.80     1,439.56     104       60.59     60.59   09/15/95        1
AF020324       SAVERY,YVETTE M        22B        4,773.50     1,589.10     116       54.85     54.85   09/14/95        1
AF020325       HOLLAND,JANETT F       22B        7,189.90     1,927.54     128       71.23     71.23   09/25/95        1
AF020327       ADKINS,CHRISTOPHER P   22B        4,425.40     1,310.20     104       55.15     55.15   08/21/95        1
AF020329       ELLIOTT,BRANDY L       22B        7,197.85     2,504.75      60      161.71    161.71   09/25/95        2
AF020330       KRAUSE,BEVERLY J       22B        4,862.61     1,674.91      60      110.00     47.52   08/07/95        2
AF020331       ROMAN,JUAN L           22B        5,636.65     1,876.67     116       64.77     64.77   09/12/95        1
AF020332       DAYE,MARTHA            22B        5,393.60     1,610.28      52      134.69    134.69   08/30/95        2
AF020333       CURTIS,DAVID M         22B        4,224.70     1,250.90     104       52.65     52.65   09/18/95        1
AF020334       COMPTON,ROBERT         22B        6,939.20     2,054.72     104       86.48     86.48   09/25/95        1
AF020335       SIDUN,BARTHOLOMEW D    22B        2,864.80       551.80      35      100.00     16.60   09/26/95        2

  CUST.               CUST.                 PRINC.     NEXT DUE        BALANCE
   NO.                NAME                 TO DATE       DATE            DUE          PAYOFF
==============================================================================================
AF020285       OSBORNE,SCOTT               650.61      09/11/95       5,409.18       4,426.47
AF020286       CHANEY,JERRY H              983.37      09/28/95       7,543.20       6,382.93
AF020289       SHRIVER,DONALD J            925.96      10/19/95       5,393.96       4,464.47
AF020290       CAPELES,JOSE M              571.01      09/26/95       4,353.70       3,574.62
AF020291       MARKHAM,LINDA J             728.81      10/04/95       7,338.88       5,804.92
AF020294       GOODE,OREANE S              779.59      09/07/95       9,073.27       7,285.29
AF020295       EDENFIELD,KATHERINE         525.90      08/31/95       6,616.96       5,330.30
AF020296       WALTON,MATTIE M           1,299.50      01/01/96       6,148.51       5,201.76
AF020297       PHELPS,LOUIS J              597.19      10/20/95       8,410.05       6,796.46
AF020299       BARR,DALE A                 247.97      08/02/95       4,944.80       4,078.32
AF020300       MEDINA,SAMUEL               402.24      09/14/95       8,130.20       6,314.85
AF020301       VICTORY,CHARLES H           569.19      09/26/95       5,940.72       4,770.57
AF020302       FOURNIER,CATHERINE          467.12      09/22/95       4,428.16       3,626.33
AF020303       BEHRENS,RHONDA L            561.26      09/06/95       9,439.90       7,439.95
AF020304       MALDONADO,DANNY             494.23      09/06/95       7,382.52       5,885.49
AF020305       DETAMORE,JENNIFER M         465.39      09/18/95       5,194.58       4,228.59
AF020306       COLON,ROSA I                478.80      09/26/95       4,916.34       3,992.88
AF020307       CRUZ,DAISY M                768.90      09/27/95       6,779.13       5,791.43
AF020308       JONES,FREDRICK L            354.26      08/10/95       8,359.11       6,695.38
AF020309       LOCKWOOD,RANDY              480.88      10/02/95       7,034.16       5,505.18
AF020310       FONTANEZ,FERNANDO           256.35      09/06/95       5,475.20       4,336.32
AF020312       BRIGNER,DOUGLAS S           281.22      09/30/95       5,256.50       4,200.48
AF020313       MEJIAS,ROBERT J             293.89      09/01/95       4,849.97       3,971.04
AF020314       FINLEY,THOMAS               418.06      09/20/95       5,608.32       4,541.08
AF020315       COATS,MALCOLM V             398.75      09/26/95       4,589.61       3,702.00
AF020317       KUPFNER,LORRIE              273.75      08/30/95       5,750.28       4,683.37
AF020318       JOHNSON,ELLEN H             432.16      09/28/95       4,853.30       3,911.64
AF020319       HARDEN,VERNETTE E           417.99      09/23/95      11,162.54       9,076.42
AF020320       ATKINSON,ROSE M             319.25      09/29/95       5,167.60       4,069.02
AF020321       REID,RAYMOND                351.70      10/23/95       6,411.36       4,944.32
AF020322       HOPKINS,PHYLISS J           515.73      09/15/95       7,083.00       5,720.83
AF020323       LEWIS,FANNIE V              379.37      09/21/95       5,634.87       4,550.37
AF020324       SAVERY,YVETTE M             317.43      09/04/95       5,757.60       4,570.35
AF020325       HOLLAND,JANETT F            600.09      10/06/95       8,120.22       6,635.93
AF020327       ADKINS,CHRISTOPHER P        216.37      08/25/95       5,349.55       4,364.23
AF020329       ELLIOTT,BRANDY L            498.05      10/11/95       8,730.60       6,791.52
AF020330       KRAUSE,BEVERLY J            111.08      08/12/95       6,317.52       5,027.34
AF020331       ROMAN,JUAN L                339.35      09/18/95       6,865.62       5,375.77
AF020332       DAYE,MARTHA                 381.30      09/27/95       6,325.12       5,081.52
AF020333       CURTIS,DAVID M              262.96      09/12/95       5,006.45       4,025.06
AF020334       COMPTON,ROBERT              490.36      09/28/95       8,123.92       6,499.03
AF020335       SIDUN,BARTHOLOMEW D         282.63      09/19/95       3,016.60       2,652.86

                                                                   SCHEDULE 3.15


                          CHECK EXPRESS FINANCE, INC.
                           AUTO/BULK FINANCING NOTES
                 OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                          TOTAL       FINANCE      NO.       PMT.      FINAL     LAST
   NO.                NAME             LOC          FINANCE        CHG.       PMT.      AMT.       AMT.     DATE
==================================================================================================================
AF020336       LYON, VICKIE L          22B          8,203.75     2,771.93      36      304.88    304.88   09/20/95
AF020337       SEXTON, WILLIAM W JR    22B          4,840.80     1,444.62     105       60.00     45.42   09/13/95
AF020338       PINE, JAMES J           22B          4,861.80     1,439.56     104       60.59     60.59   09/15/95
AF020339       BANTON, NEDLEY          22B          4,773.50     1,413.46     104       59.49     59.49   09/18/95
AF020340       NELSON, WILLIE M        22B          7,224.25     1,743.71     116       77.31     77.31   09/20/95
AF020341       BROWN, DEBRA J          22B          5,701.00     1,688.20     104       71.05     71.05   09/25/95
AF020342       WILLIAMS, TERESA A      22B          6,788.50     2,302.22     118       77.04     77.04   09/18/95
AF020343       DIAZ, CARLOS M          22B          6,989.20     2,326.76     116       80.31     80.31   09/25/95
AF020344       SELBE, LARRY A          22B          3,874.30     1,092.25     100       50.00     16.55   08/28/95
AF020345       DUTTON, CHARLES F       22B          5,423.90     1,605.46     104       67.59     67.59   09/22/95
AF020346       BOEHM, ROBERT A         22B          4,369.05     1,464.05     117       50.00     33.10   09/15/95
AF020347       PAUL, MAURICE O'SHEA    22B          5,925.70     1,754.70     104       73.85     73.85   09/25/95
AF020348       HEMELRICK, BETTY J      22B          3,351.55       776.55      83       50.00     28.10   09/25/95
AF020349       BROWN, RANDY N          22B          4,861.80     1,439.56     104       60.59     60.59   09/22/95
AF020350       LANDEROS, ANTONIO       22B          5,423.95     1,605.41     104       67.59     67.59   09/25/95
AF020351       KELLEY, DIANAS, L        22          4,024.00     1,191.60     104       50.15     50.15   09/25/95
AF020352       RIVERA, ILEANA           22          7,290.25     2,701.43     128       78.06     78.06   09/15/95
AF020353       SAVINON, ENRIQUE         22          4,891.85     1,447.99     104       60.96     60.96   09/25/95
AF020354       DEWAIN, RICHARD A        22          4,726.45     1,399.15     104       58.90     58.90   09/18/95
AF020355       WING, ROCCO              22          5,877.33     1,739.63     104       73.24     73.24   09/20/95
AF020356       MCGOVERN, SANDRA A       22          4,325.05     1,280.55     104       53.90     53.90   09/19/95
AF020357       HALEY, THOMAS S          22          3,888.30     1,101.70     100       50.00     40.00   09/25/95
AF020358       ELLIS, LORIE A           22          8,615.15     2,309.65     128       85.35     85.35   09/25/95
AF020359       COLON, LUIS A            22          5,608.60     1,659.96     104       69.89     69.89   09/20/95
AF020360       MARQUEZ, PABLO           22          6,876.85     1,843.79     128       68.13     68.13   09/22/95
AF020361       MUNDLING, TERRY L        22          5,423.95     1,651.49      24      294.81    294.81
AF020362       BOONE, RYAN S            22          5,955.70     1,763.18     104       74.22     74.22   09/18/95
AF020363       PIERCE, SHIRLEY C        22          7,482.95     1,806.33     116       80.08     80.08   09/25/95
AF020364       PILOT, DALE              22          5,062.50     1,511.86      52      126.43    126.43
AF020365       JOHNSON, FREDERICK A     22          4,861.80     1,439.56     104       60.59     60.59
AF020366       ANGLE, ROSE M            22          4,861.80     1,439.56     104       60.59     60.59   09/26/95
AF020367       DHOBLE, TRACY            22          6,457.45     2,311.59      28      313.18    313.18
AF030001       JACKSON, EDWARD          33          6,121.35     2,252.74      60      140.00    114.09   09/28/94
AF030002       QUINONES, SARAH          33          8,069.00     2,316.29      65      160.00    145.29   09/19/95
AF030003       HUMMEL, JOSEPH           33          8,176.56     2,255.18      66      160.00     31.74   09/26/95
AF030006       KIERSTEIN, TIMOTHY       33          6,025.50     1,989.78      58      140.00     35.28   09/26/95
AF030008       MCNEIL, MICHAEL          33          6,508.75     2,370.42      60      150.00     29.17   09/18/95
AF030009       BEASLEY, RUFUS           33          6,393.55     2,374.04      61      145.00     60.09   09/18/95
AF030015       JOHNSON, ERNEST A        33          6,457.40     2,333.61      61      145.00     91.01   09/25/95
AF030016       DYKES, PAUL F            33          4,403.55     1,352.11      50      115.00    113.16   09/18/95
AF030017       SANDS, WILLIAM L         33          6,171.35     2,311.55      63      135.00    112.90   09/21/95
AF030019       HOCHREITER, DONALD       33          5,520.25     1,952.18      58      130.00     62.43   09/19/95

  CUST.               CUST.            ACCT          PRINC.      NEXT DUE      BALANCE
   NO.                NAME             TYPE.        TO DATE        DATE         DUE          PAYOFF
=====================================================================================================
AF020336       LYON, VICKIE L            3          314.26       10/18/95     10,365.92      8,052.06
AF020337       SEXTON, WILLIAM W JR      1          166.30       09/01/95      5,985.42      4,822.17
AF020338       PINE, JAMES J             1          237.72       09/19/95      5,877.23      4,695.84
AF020339       BANTON, NEDLEY            1          267.78       09/27/95      5,706.96      4,547.37
AF020340       NELSON, WILLIE M          1          387.21       09/26/95      8,349.48      6,886.07
AF020341       BROWN, DEBRA J            1          299.67       10/02/95      6,840.93      5,422.64
AF020342       WILLIAMS, TERESA A        1          196.49       09/18/95      8,667.00      6,650.88
AF020343       DIAZ, CARLOS M            1          292.67       10/10/95      8,753.79      6,793.94
AF020344       SELBE, LARRY A            1           28.37       08/28/95      4,916.55      3,972.93
AF020345       DUTTON, CHARLES F         1          226.47       10/02/95      6,623.82      5,248.01
AF020346       BOEHM, ROBERT A           1           50.59       09/05/95      5,733.10      4,437.27
AF020347       PAUL, MAURICE O'SHEA      1          122.25       09/13/95      7,452.70      5,915.93
AF020348       HEMELRICK, BETTY J        1          192.40       09/29/95      3,828.10      3,197.28
AF020349       BROWN, RANDY N            1           66.01       09/05/95      6,180.77      4,898.34
AF020350       LANDEROS, ANTONIO         1          149.03       09/19/95      6,759.77      5,326.98
AF020351       KELLEY, DIANAS,L          1          111.12       09/27/95      5,015.00      3,957.37
AF020352       RIVERA, ILEANA            1          146.67       09/27/95      9,679.44      7,207.24
AF020353       SAVINON, ENRIQUE          1          135.10       09/28/95      6,093.84      4,803.77
AF020354       DEWAIN, RICHARD A         1           64.76       09/14/95      6,007.80      4,762.00
AF020355       WING, ROCCO               1           11.86       08/31/95      7,571.96      6,017.49
AF020356       MCGOVERN, SANDRA A        1          180.57       10/13/95      5,282.20      4,189.23
AF020357       HALEY, THOMAS S           1          114.04       09/30/95      4,790.00      3,817.77
AF020358       ELLIS, LORIE A            1          199.84       10/02/95     10,576.80      8,466.49
AF020359       COLON, LUIS A             1          154.91       10/03/95      6,988.56      5,506.32
AF020360       MARQUEZ, PABLO            1           79.31       09/26/95      8,584.38      6,849.52
AF020361       MUNDLING, TERRY L         3            0.00       10/07/95      7,075.44      5,579.07
AF020362       BOONE, RYAN S             1           40.64       09/21/95      7,644.66      6,004.85
AF020363       PIERCE, SHIRLEY C         1           49.20       09/29/95      9,209.20      7,488.51
AF020364       PILOT, DALE               2            0.00       10/02/95      6,574.36      5,143.61
AF020365       JOHNSON, FREDERICK A      1            0.00       09/27/95      6,301.36      4,913.74
AF020366       ANGLE, ROSE M             1           33.17       10/02/95      6,240.77      4,879.84
AF020367       DHOBLE, TRACY             3            0.00       10/20/95      8,769.04      6,640.15
AF030001       JACKSON, EDWARD           2          343.00       10/08/94      7,674.09      7,179.85
AF030002       QUINONES, SARAH           2        3,164.10       09/23/95      5,585.29      4,986.03
AF030003       HUMMEL, JOSEPH            2        3,401.68       09/16/95      5,381.74      4,815.87
AF030006       KIERSTEIN, TIMOTHY        2        2,789.81       10/07/95      3,675.28      3,272.22
AF030008       MCNEIL, MICHAEL           2        2,656.90       09/09/95      4,454.17      3,933.82
AF030009       BEASLEY, RUFUS            2        2,598.66       09/30/95      4,410.09      3,832.46
AF030015       JOHNSON, ERNEST A         2        2,628.49       10/07/95      4,441.01      3,873.32
AF030016       DYKES, PAUL F             2        2,354.40       09/30/95      2,250.66      2,052.89
AF030017       SANDS, WILLIAM L          2        2,285.68       09/30/95      4,567.90      3,931.61
AF030019       HOCHREITER, DONALD        2        2,218.37       09/30/95      3,832.43      3,342.47

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                         AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                          TOTAL       FINANCE     NO.       PMT.      FINAL     LAST
   NO.                NAME              LOC         FINANCE        CHG.      PMT.      AMT.       AMT.     DATE
==================================================================================================================
AF030020       COCHRAN, KENNETH S       33          5,835.30     1,772.81      51      130.00     68.11   09/18/95
AF030021       CAMACHO, LILLIAN         33          6,151.35     2,479.07      62      140.00     90.42   08/29/95
AF030023       DYKES, DUDLEY            33          5,835.30     2,424.72      32      265.00     45.02   09/11/95
AF030025       PARRISH, JAMES           33          6,171.35     2,296.93      61      140.00     68.28   07/31/95
AF030026       PRINGLE, MARVIN          33          6,708.45     2,332.07      63      145.00     50.52   09/13/95
AF030027       CAIN, ROSE               33          6,351.05     2,530.22      66      135.00    106.27   09/25/95
AF030028       ZAWODNIK, KEVIN          33          5,734.95     2,081.15      61      130.00     16.10   08/23/95
AF030030       WRIGHT, WALTER           33          5,706.95     2,369.36      65      125.00     76.31   09/19/95
AF030032       TORRES, ANTHONY          33          6,570.75     2,474.98      63      145.00     55.73   09/21/95
AF030034       TOWNSEND, DAVID          33          4,244.05     1,462.43      58      100.00      6.48   09/22/95
AF030035       SMITH, EDITH KATHY       33          5,620.60     2,094.60      62      125.00     90.20   09/07/95
AF030036       KNOX, ROBERT             33          6,176.35     2,241.45      61      140.00     17.80   09/14/95
AF030037       FLETCHER, MELISSA        33          5,348.41     1,766.75      55      130.00     95.16   09/12/95
AF030041       WALDON, HERALD           33          6,713.45     2,725.62      66      145.00     14.07   09/12/95
AF030043       CHILES, ROSE             33          3,698.60       883.44      40      115.00     97.04   09/14/95
AF030046       GOLDBERG, SANDRA         33          5,080.55     1,847.31      61      115.00     27.86   08/11/95
AF030049       MEO, EMELYNE             33          5,684.65     2,230.47      65      122.00    107.12   09/18/95
AF030051       SILLS, RICHARD           33          6,004.05     2,207.02      61      135.00    111.07   09/19/95
AF030053       GRANT, RUBY              33          7,925.70     2,947.50      71      155.00     23.20   09/26/95
AF030060       WRIGHT, HOWARD           33          6,638.15     2,440.74      65      140.00    118.89   09/19/95
AF030061       MARCANO, RUBEN           33          6,909.20     2,445.09      65      145.00     74.29   09/07/95
AF030063       WHITE, NATHAN            33          6,011.05     2,195.09      59      140.00     86.14   09/11/95
AF030064       SISOUPHANH, OI           33          6,236.75     2,185.66      59      145.00     12.41   09/25/95
AF030065       ROBILLARD, BRIAN         33          4,210.70     1,340.27      52      107.00     93.97   06/05/95
AF030069       CHAMPION, MARK           33          6,156.40     2,224.39      60      140.00    120.79   09/25/95
AF030070       BEHRENS, WILLIAM T JR    33          6,466.45     2,509.97      65      140.00     16.42   09/25/95
AF030071       CULLEN, JOHN C           33          5,790.00     1,953.15      60      130.00     73.15   08/07/95
AF030072       HUGGINS, NADINE          33          4,539.75     1,416.54      52      115.00     91.29   07/27/95
AF030074       SANTARSIERE, JOSEPH      33          6,983.20     2,809.76      66      150.00     42.96   09/22/95
AF030075       YOUNG, MARITA C          33          6,016.35     2,155.80      66      125.00     47.15   09/25/95
AF030076       MARIMON, KATRINA         33          6,357.10     2,536.01      66      135.00    118.11   05/10/95
AF030077       BYRON, PEREZ             33          6,705.50     2,607.14      65      145.00     32.64   09/26/95
AF040001       SANDHAM, BETH I          33          6,256.75     2,299.47      65      132.00    108.22   07/10/95
AF040003       COLLINS, CHRISTOPHER     33          6,638.15     2,440.74      65      140.00    118.89   09/13/95
AF040004       BANCROFT, WILLIAM C      33          7,107.90     2,611.25      65      150.00    119.15   09/20/95
AF040007       CALDERON, PETRONA        33          6,682.15     2,585.51      64      145.00    132.66   09/22/95
AF040009       KAUTTER, TINA A          33          6,577.45     2,500.18      67      135.00     27.63   09/06/95
AF040010       PENCE, MICHAEL W         33          6,788.50     2,456.20      64      145.00    109.70   08/28/95
AF040014       EDWARDS, MARY            33          6,626.15     2,542.39      66      140.00     68.54   09/12/95
AF040015       EBERWEIN, JULIE D        33          6,519.80     2,373.03      66      135.00    117.83   09/08/95
AF040018       BRADLEY, SANDRA J        33          6,425.45     2,467.64      64      140.00     73.09   09/20/95
AF050001       ANDERSON, VIRGINIA G     55          7,019.55     2,538.30      64      150.00    107.85   09/19/95

  CUST.               CUST.            ACCT          PRINC.       NEXT DUE   BALANCE
   NO.                NAME             TYPE.         TO DATE       DATE        DUE     PAYOFF     DATE
=======================================================================================================
AF030020       COCHRAN, KENNETH S       2           2,537.95     09/30/95       3,578.11       3,327.67
AF030021       CAMACHO, LILLIAN         2           2,006.33     09/09/95       4,990.42       4,285.49
AF030023       DYKES, DUDLEY            3           1,719.66     10/05/95       5,080.02       4,216.48
AF030025       PARRISH, JAMES           2           1,823.13     08/05/95       5,248.28       4,574.27
AF030026       PRINGLE, MARVIN          2           2,333.34     09/09/95       5,145.52       4,464.61
AF030027       CAIN, ROSE               2           2,007.39     09/30/95       5,235.06       4,395.45
AF030028       ZAWODNIK, KEVIN          2           1,812.56     08/19/95       4,696.10       4,086.11
AF030030       WRIGHT, WALTER           2           1,742.23     09/30/95       4,826.31       4,016.44
AF030032       TORRES, ANTHONY          2           2,158.07     09/30/95       5,275.73       4,466.36
AF030034       TOWNSEND, DAVID          2           1,588.86     09/30/95       3,106.48       2,689.78
AF030035       SMITH, EDITH KATHY       2           1,784.34     09/16/95       4,590.20       3,922.59
AF030036       KNOX, ROBERT             2           2,444.41     11/14/95       4,357.80       3,776.44
AF030037       FLETCHER, MELISSA        2           2,112.30     09/23/95       3,735.16       3,307.64
AF030041       WALDON, HERALD           2           1,867.56     09/07/95       5,959.07       5,006.34
AF030043       CHILES, ROSE             2           2,090.84     09/02/95       1,737.04       1,641.77
AF030046       GOLDBERG, SANDRA         2           1,444.67     08/19/95       4,397.86       3,790.74
AF030049       MEO, EMELYNE             2           1,592.88     09/30/95       4,987.12       4,144.00
AF030051       SILLS, RICHARD           2           1,762.82     09/16/95       5,106.07       4,337.57
AF030053       GRANT, RUBY              2           2,073.27     10/06/95       7,153.20       5,917.20
AF030060       WRIGHT, HOWARD           2           1,615.76     08/18/95       6,148.89       5,179.22
AF030061       MARCANO, RUBEN           2           1,823.28     09/16/95       6,164.29       5,192.87
AF030063       WHITE, NATHAN            2           1,850.81     09/15/95       4,986.14       4,256.65
AF030064       SISOUPHANH, OI           2           1,971.73     10/07/95       5,087.41       4,318.36
AF030065       ROBILLARD, BRIAN         4             878.44     06/13/95       4,052.97       3,609.14
AF030069       CHAMPION, MARK           2           1,663.71     09/23/95       5,440.79       4,595.89
AF030070       BEHRENS, WILLIAM T JR    2           1,588.44     09/30/95       6,036.42       4,940.48
AF030071       CULLEN, JOHN C           2           1,020.60     06/24/95       5,893.15       5,112.41
AF030072       HUGGINS, NADINE          2           1,031.13     07/08/95       4,226.29       3,756.72
AF030074       SANTARSIERE, JOSEPH      4           1,473.72     10/02/95       6,942.96       5,581.44
AF030075       YOUNG, MARITA C          2           1,478.35     10/07/95       5,547.15       4,593.06
AF030076       MARIMON, KATRINA         2             715.37     05/19/95       7,408.11       6,283.78
AF030077       BYRON, PEREZ             2           1,641.15     10/07/95       6,267.64       5,128.85
AF040001       SANDHAM, BETH I          2           1,159.23     07/08/95       6,358.22       5,400.72
AF040003       COLLINS, CHRISTOPHER     2           1,625.76     09/16/95       6,138.89       5,121.91
AF040004       BANCROFT, WILLIAM C      2           1,714.09     09/02/95       6,599.00       5,510.24
AF040007       CALDERON, PETRONA        2           1,701.95     09/15/95       6,102.66       5,042.76
AF040009       KAUTTER, TINA A          2           4,269.24     07/21/95       3,677.58       2,601.89
AF040010       PENCE, MICHAEL W         2           1,576.86     08/17/95       6,380.70       5,374.32
AF040014       EDWARDS, MARY            2           1,500.70     09/02/95       6,338.54       5,261.45
AF040015       EBERWEIN, JULIE D        2           1,573.90     09/16/95       6,057.83       5,053.20
AF040018       BRADLEY, SANDRA J        2           1,506.86     09/16/95       6,093.09       5,032.66
AF050001       ANDERSON, VIRGINIA G     2           1,669.80     09/25/95       6,557.85       5,414.78

                                                                   SCHEDULE 3.15


                          CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                 OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                           TOTAL       FINANCE     NO.       PMT.      FINAL     LAST
   NO.                NAME              LOC          FINANCE        CHG.      PMT.      AMT.       AMT.     DATE
==================================================================================================================
AF050002       DUDLEY, NICHOLAS M       55          4,711.50     1,550.62      53      120.00     22.12   09/15/95
AF050003       KEATHLEY, DANNY J        55          7,103.35     1,628.43      59      150.00      9.28   09/15/95
AF050004       BALDWIN, SHIRLEY B       55          6,469.45     2,494.19      31      290.00    263.64   09/13/95
AF050006       SOTO, GLADYS             55          4,498.45     1,388.11      52      115.00     21.56   09/20/95
AF050007       FIGUEROA, JUAN L         55          6,437.45     2,421.74      62      145.00     14.19   09/25/95
AF050008       DAVIS, WAYNE T           55          6,688.15     2,372.36      65      140.00    100.51   09/14/95
AF050009       MCGRAW, SCOTT M          55          6,773.80     2,655.36      31      310.00    129.16   09/25/95
AF050010       GRAVES, KEITH A          55          6,623.15     2,427.71      65      140.00     90.86   09/18/95
AF050013       BENNETT, DONALD A        55          6,738.50     2,305.50      65      140.00     84.00   09/19/95
AF050014       PEREZ, AGUSTIN O         55          5,411.95     1,798.04      54      135.00     54.99   09/18/95
AF050015       BARATTA, JOSEPH E        55          3,888.30     1,093.37      50      100.00     81.67   09/18/95
AF050016       GEE, ANTHONY M           55          4,861.80     1,572.47      54      120.00     74.27   08/14/95
AF050018       MUNOZ, FRANCES A         55          5,895.35     2,154.54      65      125.00     49.89   06/29/95
AF050019       GAUNT, LEA M             55          6,838.85     2,721.21      64      150.00    110.06   09/06/95
AF050020       LOPEZ, ANGEL M           55          4,439.40     1,332.23      25      240.00     11.63   09/08/95
AF050021       WOODARD, JOANNIE         55          5,493.95     2,160.28      62      125.00     29.23   08/22/95
AF050024       SANDS, MARY L            55          6,256.75     2,440.08      65      135.00     56.83   09/15/95
AF050025       WATTS, BAXTER B          55          6,638.15     2,222.55      64      140.00     40.70   05/18/95
AF050027       OBORSKI, MEGAN J         55          5,672.65     1,963.39      62      125.00     11.04   09/25/95
AF050028       PELLETIER, ALAN M        55          4,826.80     1,503.24      56      115.00      5.04   09/25/95
AF050029       RAMOS, DAVID A           55          6,156.40     2,343.47      63      135.00    129.87   09/14/95
AF050030       NICHOLAS, ANGELA S       55          3,697.65       967.76      44      107.00     64.41   09/19/95
AF050031       LUZZI, ANN P             55          6,587.80     2,687.36      67      140.00     35.16   09/06/95
AF050032       GARRETT, MICHAEL         55          6,537.80     2,353.34      64      140.00     71.14   09/06/95
AF050033       WILLIAMS, VICTOR         55          6,688.15     2,372.36      65      140.00    100.51   09/25/95
AF050034       WASHINGTON, CARRIE       55          6,537.80     2,192.72      31      289.00     60.52   07/12/95
AF050036       KENNEDY, CAROLE          55          6,121.40     2,412.63      64      135.00     29.03   09/19/95
AF050037       CARTER, JOHN D           55          4,870.85     1,875.99      59      115.00     76.84   09/20/95
AF050038       CLARK, JENNIFER L        55          5,725.00     2,367.65      65      125.00     92.65   09/12/95
AF050039       TAYLOR, TACHIA L         55          5,562.30     2,169.65      65      120.00     51.95   09/13/95
AF050040       DENSON, JESSE            55          4,885.15     1,491.98      55      118.00      5.13   09/25/95
AF050041       CENTIMOLE, JANICE M      55          5,725.00     1,970.67      58      135.00      0.67   09/18/95
AF050042       SHOEMO, JUANITA          55          6,156.40     2,144.86      62      135.00     66.26   09/06/95
AF050043       MORELAND, AMY D          55          5,624.65     2,286.80      64      125.00     36.45   09/25/95
AF050044       SIMPSON, VINCENT G SR    55          7,619.65     2,633.29      66      157.00     47.94   09/26/95
AF050045       RAWLS, DINAH D           55          6,957.20     2,370.29      65      145.00     47.49   09/25/95
AF050046       GONZALEZ, JOSE R         55          5,550.30     2,231.05      65      120.00    101.35   09/25/95
AF050047       CEDRATI-BIFFI, MASSIM    55          5,493.95     1,860.94      64      115.00    109.89   09/26/95
AF050049       WOOD, RICHARD R          55          5,499.95     2,108.19      64      120.00     48.14   09/22/95
AF050050       TOMISLAV A MARICIC       55          3,415.90       825.65      39      110.00     61.55   09/11/95
AF050051       NELSON, AGNES E          55          3,036.50       609.71      34      110.00     16.21   09/22/95

  CUST.               CUST.            ACCT      PRINC.      NEXT DUE        BALANCE
   NO.                NAME             TYPE.     TO DATE       DATE            DUE       PAYOFF
===================================================================================================
AF050002       DUDLEY, NICHOLAS M       2       1,374.11     09/08/95       3,982.12     3,453.32
AF050003       KEATHLEY, DANNY J        2       1,976.92     09/15/95       5,868.78     5,197.51
AF050004       BALDWIN, SHIRLEY B       3       1,348.04     09/02/95       6,393.64     5,243.67
AF050006       SOTO, GLADYS             2       1,441.39     09/23/95       3,586.56     3,095.92
AF050007       FIGUEROA, JUAN L         4       1,415.88     10/01/95       6,249.19     5,088.25
AF050008       DAVIS, WAYNE T           2       1,483.22     09/23/95       6,400.51     5,317.11
AF050009       MCGRAW, SCOTT M          3       1,489.08     10/19/95       6,639.16     5,414.13
AF050010       GRAVES, KEITH A          2       1,455.76     09/30/95       6,390.86     5,231.51
AF050013       BENNETT, DONALD A        2       1,516.38     09/30/95       6,384.00     5,283.62
AF050014       PEREZ, AGUSTIN O         2       1,529.77     09/30/95       4,644.99     3,934.58
AF050015       BARATTA, JOSEPH E        2       1,231.98     09/30/95       3,081.67     2,692.03
AF050016       GEE, ANTHONY M           2       1,132.18     08/19/95       4,514.27     3,894.24
AF050018       MUNOZ, FRANCES A         2         712.07     06/10/95       6,624.89     5,597.35
AF050019       GAUNT, LEA M             2       1,482.85     10/07/95       6,710.06     5,426.77
AF050020       LOPEZ, ANGEL M           3       1,214.95     09/21/95       3,846.63     3,363.96
AF050021       WOODARD, JOANNIE         2       1,109.57     09/16/95       5,529.23     4,494.94
AF050024       SANDS, MARY L            2       1,192.70     09/23/95       6,401.83     5,184.72
AF050025       WATTS, BAXTER B          2         602.83     05/20/95       7,740.70     6,647.21
AF050026       DAILEY, ROBERT D         2       1,285.76     09/09/95       6,404.26     5,341.17
AF050027       OBORSKI, MEGAN J         2       1,281.88     10/06/95       5,386.04     4,447.12
AF050028       PELLETIER, ALAN M        2       1,343.90     10/21/95       4,145.04     3,528.18
AF050029       RAMOS, DAVID A           2       1,208.13     09/23/95       6,204.87     5,066.34
AF050030       NICHOLAS, ANGELA S       2       1,240.36     10/02/95       2,800.41     2,466.16
AF050031       LUZZI, ANN P             4       4,494.58     08/16/95       3,785.10     2,294.97
AF050032       GARRETT, MICHAEL         2       5,108.58     11/11/95       2,499.54     1,440.59
AF050033       WILLIAMS, VICTOR         2       1,182.48     09/01/95       6,860.51     5,626.09
AF050034       WASHINGTON, CARRIE       3         978.05     08/05/95       6,996.52     5,890.81
AF050036       KENNEDY, CAROLE          2       1,190.71     09/30/95       6,239.03     4,998.15
AF050037       CARTER,JOHN D            4         831.04     10/03/95       5,136.84     4,101.54
AF050038       CLARK, JENNIFER L        2         914.69     09/23/95       6,217.65     4,933.29
AF050039       TAYLOR, TACHIA L         2         919.99     09/23/95       5,931.95     4,756.14
AF050040       DENSON, JESSE            2         994.16     09/09/95       4,725.13     4,019.26
AF050041       CENTIMOLE,JANICE M       2       1,316.00     10/21/95       5,400.67     4,468.20
AF050042       SHOEMO, JUANITA          2       3,531.68     10/20/95       3,757.76     2,683.18
AF050043       MORELAND, AMY D          2         934.99     09/29/95       6,036.45     4,757.66
AF050044       SIMPSON, VINCENT G SR    2       1,397.24     10/06/95       7,740.94     6,295.82
AF050045       RAWLS, DINAH D           2       1,213.61     09/29/95       7,152.49     5,813.11
AF050046       GONZALEZ, JOSE R         2         762.19     09/23/95       6,221.35     4,910.06
AF050047       CEDRATI-BIFFI, MASSIM    2         820.40     09/30/95       5,859.89     4,734.49
AF050049       WOOD, RICHARD R          2         864.09     10/06/95       5,928.14     4,701.26
AF050050       TOMISLAV A MARICIC       2       1,058.37     09/28/95       2,701.55     2,393.61
AF050051       NELSON, AGNES E          2       1,234.99     10/05/95       1,996.21     1,828.17

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                         TOTAL       FINANCE      NO.       PMT.      FINAL     LAST        ACCT
   NO.                NAME            LOC          FINANCE        CHG.       PMT.      AMT.       AMT.     DATE        TYPE.
=============================================================================================================================
AF050053       BLUNT,JIMMY B           55          7,119.90     2,702.21      68      145.00    107.11   09/12/95        2
AF050054       MARTINEZ,CARLOS         55          6,587.80     2,584.00      68      135.00    126.80   09/20/95        2
AF050055       STAFFORD,NECOLE L       55          5,343.60     1,802.10      60      120.00     65.70   09/05/95        2
AF050056       LITTLE,HENRY C          55          6,006.05     2,465.80      68      125.00     96.85   05/22/95        2
AF050058       CORTES,JOSE M           55          4,661.15     1,738.20      59      110.00     19.35   09/06/95        2
AF050059       SINGLETON,NECHELLE E    55          5,674.65     2,078.87      65      120.00     73.52   09/18/95        2
AF050060       SACCONE,JOHN S          55          7,181.90     2,656.41      68      145.00    123.31   09/20/95        2
AF050061       WELDON,WILLIAM A        55          5,114.90     1,911.49      33      215.00    146.39   09/06/95        3
AF060001       WOODHAM,JAMES B         66          7,937.70     2,706.47      71      150.00    144.17   07/14/95        2
AF060002       MONTES,ALBERTO          66          6,495.45     2,536.95      65      140.00     72.40   09/18/95        2
AF060003       ECHEGARAY,JEFF R SR.    66          6,056.05     2,375.45      65      130.00    111.50   08/25/95        2
AF060004       BARFIELD,TREVIS L       66          5,624.65     2,098.19      62      125.00     97.84   08/16/95        2
AF060005       MONTGOMERY,CHARLES J    66          5,562.30     1,874.08      60      125.00     61.38   06/30/95        2
AF060006       PARKER,JAMES E          66          7,300.60     2,924.26      71      145.00     74.86   09/19/95        2
AF060007       MCGILL,WANDA J         77A          7,581.30     2,627.43      71      145.00     58.73   06/27/95        2
AF060008       JOHNSON,BRUCE N        77A          6,156.40     2,636.04      66      135.00     17.44                   4
AF060010       DEXTER,REGGIEO V        66          3,737.95     1,154.65      49      100.00     92.60   09/21/95        2
AF060011       COBLITZ,BRUCE A        77A          7,597.30     3,263.75      33      330.00    301.05   06/09/95        3
AF060012       BAGLEY,JEANNETTE        66          6,856.85     2,641.85      68      140.00    118.70   09/25/95        2
AF060013       THEURER,ROBERT W        66          6,969.20     2,732.86      67      145.00    132.06   08/15/95        2
AF060014       JONES,JESSE             66          6,688.15     2,679.27      63      150.00     67.42   09/12/95        2
AF060016       RACHEL,VIVIAN I         66          6,256.75     2,864.34      35      265.00    111.09   07/06/95        3
AF060017       COOPER,ROSA L           66          6,688.15     2,718.56      68      140.00     26.71   09/12/95        2
AF060018       SMITH,LONZO             66          5,612.65     1,954.82      61      125.00     67.47   08/28/95        2
AF060019       POOLE,WYATT M           66          6,086.05     2,276.17      62      135.00    127.22   09/21/95        2
AF060021       SMITH,TERRI L           66          5,624.65     2,098.19      62      125.00     97.84   09/18/95        2
AF060022       JENKINS,YVETTE R        66          6,236.75     2,494.45      68      130.00     21.20   09/19/95        2
AF060023       RIVERA,GILBERTO         66          5,481.95     2,193.27      62      125.00     50.22   09/12/95        2
AF060024       CARTER,HOWARD W         66          6,788.50     2,382.51     132       70.00      1.01   09/25/95        1
AF060025       MULLIS,CLIFTON D        66          6,256.75     1,837.89      65      125.00     94.64   09/18/95        2
AF060026       LAUREANO,RAMONA C       66          5,411.95     1,819.61      63      115.00    101.56   09/18/95        2
AF060027       BIGHAM,DONALD V         66          5,367.60     1,937.85      61      120.00    105.45   09/11/95        2
AF060028       PERCELL,TRINA R         66          5,949.70     2,478.67      65      130.00    108.37   09/18/95        2
AF060029       BROWN,DERONIA JR        7A          6,587.80     2,584.00      68      135.00    126.80   09/06/95        2
AF060030       HARRELL,WILLARD J       66          7,095.55     2,730.52      68      145.00    111.07   09/25/95        2
AF060031       HODGE,RICHARD L         7A          5,875.35     2,232.83      65      125.00    108.18   09/06/95        2
AF060032       WELLS,WILBERT L         66          4,548.80     1,423.08      52      115.00    106.88   09/25/95        2
AF060033       NICHOLAS,DUDLEY M       7A          6,106.40     2,562.61      70      125.00     44.01   09/15/95        2
AF060034       MACKEYROY,ALICE M       66          6,369.10     2,455.01      68      130.00    114.11   09/14/95        2
AF060035       ADAMS,MARY J            66          7,069.55     2,702.04      68      145.00     56.59   09/25/95        2
AF060036       SULLIVAN,STEPHEN M      66          4,611.15     1,439.14      51      120.00     50.29   09/11/95        2



  CUST.               CUST.              PRINC.     NEXT DUE      BALANCE
   NO.                NAME              TO DATE       DATE          DUE          PAYOFF
==========================================================================================
AF050053       BLUNT,JIMMY B             956.63   09/23/95       7,937.11       6,304.08
AF050054       MARTINEZ,CARLOS           867.23   09/29/95       7,416.80       5,796.97
AF050055       STAFFORD,NECOLE L         724.21   08/25/95       5,825.70       4,820.62
AF050056       LITTLE,HENRY C            220.42   05/20/95       7,971.85       6,483.02
AF050058       CORTES,JOSE M           3,296.54   08/19/95       2,547.60       1,545.81
AF050059       SINGLETON,NECHELLE E      816.64   09/23/95       6,193.52       4,972.69
AF050060       SACCONE,JOHN S            975.07   09/30/95       7,888.31       6,222.65
AF050061       WELDON,WILLIAM A          546.87   09/18/95       5,951.39       4,771.07
AF060001       WOODHAM,JAMES B           578.21   07/15/95       9,494.17       7,760.03
AF060002       MONTES,ALBERTO            912.85   10/14/95       7,212.40       5,659.56
AF060003       ECHEGARAY,JEFF R SR.      630.00   08/26/95       7,131.50       5,678.49
AF060004       BARFIELD,TREVIS L         632.26   08/26/95       6,472.84       5,224.47
AF060005       MONTGOMERY,CHARLES J      466.39   07/15/95       6,561.38       5,469.11
AF060006       PARKER,JAMES E            840.76   09/30/95       8,484.86       6,544.08
AF060007       MCGILL,WANDA J            370.36   06/24/95       9,473.73       7,731.65
AF060008       JOHNSON,BRUCE N             0.00   04/16/95       8,792.44       7,038.76
AF060010       DEXTER,REGGIEO V          707.97   09/30/95       3,692.60       3,078.44
AF060011       COBLITZ,BRUCE A           261.84   06/01/95      10,221.05       8,038.79
AF060012       BAGLEY,JEANNETTE          835.42   09/30/95       7,818.70       6,100.90
AF060013       THEURER,ROBERT W          624.78   08/26/95       8,397.06       6,631.84
AF060014       JONES,JESSE               802.09   09/18/95       7,717.42       6,038.75
AF060016       RACHEL,VIVIAN I           331.25   08/05/95       8,326.09       6,365.59
AF060017       COOPER,ROSA L             736.95   09/23/95       7,866.71       6,098.56
AF060018       SMITH,LONZO               665.94   09/09/95       6,317.47       5,117.33
AF060019       POOLE,WYATT M             754.25   09/23/95       6,877.22       5,465.20
AF060020       CODNER,GLENFORD E         709.31   08/21/95       9,141.61       7,304.49
AF060021       SMITH,TERRI L             701.39   09/30/95       6,347.84       4,994.37
AF060022       JENKINS,YVETTE R          693.15   09/23/95       7,300.55       5,679.51
AF060023       RIVERA,GILBERTO           679.85   10/14/95       6,300.22       4,940.19
AF060024       CARTER,HOWARD W           854.64   09/30/95       7,561.01       5,980.21
AF060025       MULLIS,CLIFTON D          731.62   09/15/95       6,844.64       5,635.20
AF060026       LAUREANO,RAMONA C         752.22   09/29/95       5,856.56       4,676.18
AF060027       BIGHAM,DONALD V           688.74   09/29/95       5,985.45       4,746.30
AF060028       PERCELL,TRINA R           600.89   09/13/95       7,128.37       5,491.45
AF060029       BROWN,DERONIA JR        4,251.93   08/11/95       4,351.52       2,610.61
AF060030       HARRELL,WILLARD J         754.06   09/16/95       8,265.42       6,424.84
AF060031       HODGE,RICHARD L         3,868.96   08/26/95       3,702.07       2,229.15
AF060032       WELLS,WILBERT L           731.09   10/07/95       4,706.88       3,874.93
AF060033       NICHOLAS,DUDLEY M         501.27   08/25/95       7,544.01       5,796.79
AF060034       MACKEYROY,ALICE M         635.50   09/22/95       7,524.11       5,870.96
AF060035       ADAMS,MARY J              796.83   10/07/95       8,176.59       6,355.38
AF060036       SULLIVAN,STEPHEN M        695.33   09/23/95       4,850.29       4,018.44

                                                                   SCHEDULE 3.15


                          CHECK EXPRESS FINANCE, INC.
                           AUTO/BULK FINANCING NOTES
                 OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995


  CUST.               CUST.                          TOTAL        FINANCE      NO.       PMT.      FINAL     LAST        ACCT
   NO.                NAME                 LOC       FINANCE        CHG.       PMT.      AMT.       AMT.     DATE        TYPE.
===============================================================================================================================
AF060037       COLON,JAVIER                 66       6,206.75     2,615.33      68      130.00    112.08   08/15/95        2
AF060038       ADAMSON,DUDLEY J             66       6,106.40     2,534.99      67      130.00     61.39   07/07/95        2
AF060039       COLVIN,HATTIE L              66       7,300.60     2,623.62      71      140.00    124.22   09/25/95        2
AF060040       ORTEGA,MARCO R               66       7,300.60     2,412.35      65      150.00    112.95   09/19/95        2
AF060041       JACKSON,ROY JR               66       4,811.85     1,594.23      27      240.00    166.08   09/25/95        3
AF060042       SHAW,WADE L                  66       6,768.50     2,733.61      66      145.00     77.11   09/25/95        4
AF060043       WATSON,ROSIE L               66       5,905.70     2,366.86      67      125.00     22.56   09/25/95        2
AF060044       MCALLISTER,ANNETTE L         66       6,218.75     2,532.53      68      130.00     41.28   09/12/95        2
AF060045       JOHNSON,CYNTHIA W            66       4,474.45     1,453.46      51      110.00     97.91   08/02/95        2
AF060046       HAWLEY,MARK D                66       7,450.95     2,923.53      70      150.00     24.48   09/18/95        2
AF060047       JONES,JASON E                66       6,537.80     2,475.66      67      135.00    103.46   09/25/95        2
AF060048       MCINTYRE,SAMUEL L            66       6,106.40     2,219.38      65      130.00      5.78   09/18/95        2
AF060049       CURREN,ALFRED J              66       7,019.55     2,656.77      67      145.00    106.32   08/21/95        2
AF060050       ERZENE,IBRAHIM               66       7,551.30     2,479.06      33      305.00    270.36   09/05/95        3
AF060051       FRITTON,DERRICK A            66       5,624.65     2,038.34      64      120.00    102.99   09/06/95        2
AF060052       SINGLETON,HELEN              66       5,949.70     2,276.04      64      130.00     35.74   09/11/95        2
AF060053       ALEXANDER,DEBRA A            66       4,185.40     1,600.93      29      200.00    186.33   08/31/95        3
AF060054       REMINGTON,ROBERT             66       6,437.45     2,280.42      65      135.00     77.87   09/12/95        2
AF060055       VANARSDALE,MICHAEL E         66       6,437.45     2,731.29      68      135.00    123.74   09/26/95        2
AF060056       RAMIREZ,SALVADOR M          77A       6,076.05     2,189.70      64      130.00     75.75   09/11/95        2
AF060057       BOOTHER,CHERYL F            77A       4,811.85     1,765.89      58      115.00     22.74                   2
AF060060       RANDALL,JEFFREY B           77A       7,270.25     2,624.34      71      140.00     94.59   09/26/95        2
AF060059       POWELL,JEFFREY D             66       5,624.65     2,286.80      64      125.00     36.45   09/18/95        2
AF060061       MILLER,BARRY L               66       7,232.25     2,598.77      68      145.00    116.02   09/19/95        2
AF060062       FLOYD,SHIRLEY A             77A       6,156.40     2,171.13      67      125.00     77.53   09/18/95        2
AF060063       WILLIAMS,SHAWNE L            66       7,202.25     2,438.75      69      140.00    121.00   09/14/95        2
AF060064       MUNOZ,MANUEL V               66       6,369.10     2,339.09      67      130.00    128.19   09/18/95        2
AF060065       MERCADO,EFRAIN               66       6,638.15     2,115.02      65      135.00    113.17   09/25/95        2
AF060066       SIPLIN,BRENDA R              66       5,825.35     2,286.18      65      125.00    111.53   09/21/95        2
AF060068       THOMAS,DOREE R              77A       6,419.45     2,202.17      65      133.00    109.62   09/06/95        2
AF060069       BRYN,KATHLEEN M              66       6,587.80     2,507.48      65      140.00    135.28   09/25/95        2
AF060070       NUNE,PATRICIA A              66       6,457.45     2,294.45      65      135.00    111.90   09/22/95        2
AF060071       BORGES,DOUGLAS M             66       4,492.45     1,467.09      55      110.00     19.54   09/14/95        2
AF060072       MOORE,CHARLES C              66       6,525.80     2,702.12      69      135.00     47.92   09/26/95        2
AF060073       BRINSON,RAYMOND P            66       7,181.90     2,656.41      68      145.00    123.31   08/28/95        2
AF060074       BARRETT,ROBERT L            77A       7,332.60     2,491.91      68      145.00    109.51   09/25/95        2
AF060075       ADAMS,ALBERT                 66       4,598.80     1,461.98      53      115.00     80.78   09/25/95        2
AF060076       GORDON,BARBARA A             66       3,723.95     1,075.33      48      100.00     99.28   09/19/95        2
AF060077       HUNTLEY,ROBBIE D             66       5,725.00     2,027.02      65      120.00     72.02   09/18/95        2
AF060078       SHULER,DARRYLE L             66       6,369.10     2,389.81      65      135.00    118.91   08/04/95        2
AF060079       PIERSON,ROSHYRA N            66       5,825.35     2,171.36      64      125.00    121.71   08/09/95        2
AF060080       FRANKLIN,MICHAEL A           66       4,811.85     1,662.68      54      120.00    114.53   09/13/95        2


  CUST.               CUST.                PRINC.    NEXT DUE        BALANCE
   NO.                NAME                 TO DATE     DATE            DUE          PAYOFF
===========================================================================================
AF060037       COLON,JAVIER                 464.76   08/26/95       7,782.08       6,019.86
AF060038       ADAMSON,DUDLEY J             288.33   07/15/95       7,991.39       6,294.56
AF060039       COLVIN,HATTIE L              754.79   09/22/95       8,424.22       6,624.71
AF060040       ORTEGA,MARCO R               819.60   09/30/95       8,212.95       6,560.17
AF060041       JACKSON,ROY JR               672.81   10/05/95       5,206.08       4,247.11
AF060042       SHAW,WADE L                  615.11   09/30/95       8,192.11       6,236.91
AF060043       WATSON,ROSIE L               666.40   10/07/95       6,897.56       5,314.39
AF060044       MCALLISTER,ANNETTE L         614.50   09/23/95       7,451.28       5,745.39
AF060045       JOHNSON,CYNTHIA W            401.70   08/12/95       5,157.91       4,317.64
AF060046       HAWLEY,MARK D                729.42   09/30/95       8,874.48       6,809.93
AF060047       JONES,JASON E                743.82   10/07/95       7,528.46       5,871.74
AF060048       MCINTYRE,SAMUEL L            601.96   09/22/95       7,155.78       5,636.59
AF060049       CURREN,ALFRED J              492.51   08/26/95       8,661.32       6,817.46
AF060050       ERZENE,IBRAHIM               663.20   10/05/95       8,810.36       7,034.34
AF060051       FRITTON,DERRICK A          3,037.62   08/21/95       4,151.05       2,765.91
AF060052       SINGLETON,HELEN              579.10   09/23/95       7,050.74       5,502.07
AF060053       ALEXANDER,DEBRA A            395.16   09/30/95       4,986.33       3,899.48
AF060054       REMINGTON,ROBERT             706.81   10/07/95       7,337.87       5,776.43
AF060055       VANARSDALE,MICHAEL E         610.71   10/07/95       7,818.74       5,911.88
AF060056       RAMIREZ,SALVADOR M           746.77   10/21/95       6,805.75       5,371.64
AF060057       BOOTHER,CHERYL F               0.00   05/20/95       6,577.74       5,430.03
AF060059       POWELL,JEFFREY D             531.31   09/30/95       6,786.45       5,171.66
AF060060       RANDALL,JEFFREY B            635.89   09/16/95       8,639.59       6,716.53
AF060061       MILLER,BARRY L               588.40   09/20/95       8,671.02       6,793.90
AF060062       FLOYD,SHIRLEY A              515.83   09/23/95       7,327.53       5,770.22
AF060063       WILLIAMS,SHAWNE L            213.99   07/15/95       9,161.00       7,391.92
AF060064       MUNOZ,MANUEL V               587.79   09/30/95       7,538.19       5,859.00
AF060065       MERCADO,EFRAIN               668.67   09/23/95       7,543.17       6,042.64
AF060066       SIPLIN,BRENDA R              539.87   09/30/95       6,986.53       5,363.12
AF060068       THOMAS,DOREE R             3,247.45   07/29/95       5,079.40       3,516.30
AF060069       BRYN,KATHLEEN M              544.85   09/15/95       7,935.28       6,152.99
AF060070       NUNE,PATRICIA A              627.75   10/06/95       7,536.90       5,907.55
AF060071       BORGES,DOUGLAS M             686.04   10/07/95       4,749.54       3,863.68
AF060072       MOORE,CHARLES C              560.45   10/09/95       8,012.92       6,050.81
AF060073       BRINSON,RAYMOND P            499.79   09/11/95       8,823.31       6,837.98
AF060074       BARRETT,ROBERT L             695.30   10/28/95       8,509.51       6,771.32
AF060075       ADAMS,ALBERT                 584.45   10/07/95       5,025.78       4,075.83
AF060076       GORDON,BARBARA A             424.48   09/16/95       4,049.28       3,352.63
AF060077       HUNTLEY,ROBBIE D             495.08   09/30/95       6,792.02       5,302.41
AF060078       SHULER,DARRYLE L             257.01   08/11/95       8,203.91       6,444.36
AF060079       PIERSON,ROSHYRA N            301.38   08/19/95       7,371.07       5,781.94
AF060080       FRANKLIN,MICHAEL A           440.30   09/23/95       5,634.53       4,493.12

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

<Caption

  CUST.               CUST.                         TOTAL       FINANCE      NO.       PMT.      FINAL     LAST        ACCT
   NO.                NAME            LOC          FINANCE        CHG.       PMT.      AMT.       AMT.     DATE        TYPE.
=============================================================================================================================
AF060081       MATHIS,SONJI P               66       4,811.85     1,649.55      54      120.00    101.40   09/13/95        2
AF060082       MOSELEY,REGINALD C           66       5,857.35     2,121.85      64      125.00    104.20   09/25/95        2
AF060083       MILES,STANLEY E             77A       4,705.50     1,564.47      53      120.00     29.97   09/05/95        2
AF060084       SCALLIONS,KENNETH M         77A       6,002.05     2,328.36      65      130.00     10.41                   2
AF060085       BROUGHTON,ANTHONY J          66       7,261.25     2,886.59      70      145.00    142.84   09/18/95        2
AF060086       HEARD,ALONZO                 66       7,169.90     2,795.51      69      145.00    105.41   08/02/95        2
AF060087       CAREY,JOANN J                66       7,565.30     2,756.58      69      150.00    121.88   09/06/95        2
AF060088       NAULINGS,GEORGE E            66       5,648.65     2,119.50      63      125.00     18.15   09/19/95        2
AF060089       GRANT,FRANK C                66       7,258.25     2,571.53      33      300.00    229.78   09/05/95        3
AF060090       JONES,PAMELA Y              77A       6,188.40     2,287.72      66      130.00     26.12   09/25/95        2
AF060091       COLEMAN,JAMES                66       6,307.10     2,394.29      67      130.00    121.39   09/14/95        2
AF060092       UPSON,RAYMON SR              66       6,176.40     2,491.24      67      130.00     87.64   09/19/95        2
AF060093       ALLEN,LINDA                  66       5,506.30     2,254.68      65      120.00     80.98   09/19/95        2
AF060094       FRYER,KATHRYN                66       8,295.75     3,063.81      71      160.00    159.56   09/19/95        2
AF060095       MOSES,TESSINE J             77A       6,638.15     2,571.64      69      135.00     29.79   09/08/95        2
AF060096       SUTTON,ZARENA C             77A       7,332.60     2,491.91      68      145.00    109.51                   2
AF060097       KURTS,TROY E                77A       4,811.85     1,535.22      53      120.00    107.07   09/12/95        2
AF060098       RIOS,JOSE                   77A       7,169.90     2,671.15      68      145.00    126.05   09/19/95        2
AF060099       EATON,CAROL A                66       6,969.20     2,497.59      68      140.00     86.79   09/25/95        2
AF060100       HOWELL,EDWARD C              66       5,243.25     1,694.52      28      250.00    187.77   09/19/95        3
AF060101       STUMP,DONNA J                66       4,811.85     1,662.68      54      120.00    114.53   09/18/95        2
AF060102       GARVIN,ELIZABETH G           66       5,825.35     2,286.18      65      125.00    111.53   09/18/95        2
AF060103       KACHIK,SUSAN M               66       6,206.75     2,303.83      66      130.00     60.58   09/19/95        2
AF060104       CLARKE,DEREK E               66       5,385.60     2,249.59      64      120.00     75.19   09/06/95        4
AF070001       LEWIS,DANNY R               77A       5,775.00     2,119.47      61      130.00     94.47   09/18/95        2
AF070003       WARREN,DEBORA C             77A       7,107.90     2,613.47      70      140.00     61.37   09/11/95        2
AF070004       TATEM,DAVID S               77A       6,307.10     2,380.12      65      135.00     47.22   09/26/95        2
AF070005       BEDENBAUGH,AMBER L          77A       6,688.15     2,614.60      69      135.00    122.75   09/18/95        2
AF070006       NAVARRO,CESAR A             77A       5,293.25     1,762.70      59      120.00     95.95   09/25/95        2
AF070007       JERGER,LISA A               77A       7,220.25     2,777.11      69      145.00    137.36   09/26/95        2
AF070008       MEADORS,LISA S              77A       6,427.45     1,874.89      58      145.00     37.34   09/22/95        2
AF070009       HUMPHREYS,MARY K             66       6,376.60     2,547.51      67      135.00      6.61   08/15/95        2
AF070010       BROWN,CHRISTOPHER L          66       5,952.00     2,158.17      61      135.00     10.17   09/07/95        2
AF070011       FRAZIER,HOPE                 66       5,343.60     1,703.24      57      125.00     46.84   09/25/95        2
AF070012       HOPKINS,JANICE M             66       4,160.35     1,327.85      50      110.00     98.20   09/26/95        2
AF070013       GANN,ARTHUR L               77A       5,999.70     1,936.96      62      130.00      6.66   09/25/95        2
AF070014       BROGDON,JANICE D            77A       7,119.90     2,752.93      69      145.00     12.83   08/30/95        2
AF070015       CROOKE,PAULA C              77A       6,433.45     2,606.01      67      135.00    129.46   09/21/95        2
AF070016       SHEPPARD,ALICE M            77A       5,455.95     1,953.83      60      125.00     34.78   09/05/95        2
AF070017       MILLER,ROBERT B              66       7,832.35     2,805.46      71      150.00    137.81   09/15/95        2
AF070018       INGRAM,MICHELLE A           77A       6,294.75     2,472.24      65      135.00    126.99   09/22/95        2
AF070019       MCMAHON,TERENCE J            77       5,313.60     1,834.94      58      125.00     23.54   09/26/95        2


  CUST.               CUST.                  PRINC.      NEXT DUE       BALANCE
   NO.                NAME                   TO DATE      DATE            DUE          PAYOFF
================================================================================================
AF060081       MATHIS,SONJI P                  443.45   09/23/95       5,621.40       4,489.14
AF060082       MOSELEY,REGINALD C              506.24   09/30/95       6,979.20       5,426.72
AF060083       MILES,STANLEY E                 388.74   09/09/95       5,549.97       4,484.93
AF060084       SCALLIONS,KENNETH M               0.00   06/16/95       8,330.41       6,616.58
AF060085       BROUGHTON,ANTHONY J             470.21   09/22/95       9,132.84       6,955.27
AF060086       HEARD,ALONZO                    267.46   08/12/95       9,385.41       7,286.02
AF060087       CAREY,JOANN J                   367.61   08/26/95       9,508.31       7,438.42
AF060088       NAULINGS,GEORGE E               413.44   09/09/95       6,913.15       5,370.33
AF060089       GRANT,FRANK C                   302.05   09/05/95       9,229.78       7,255.20
AF060090       JONES,PAMELA Y                  522.64   10/07/95       7,436.12       5,744.45
AF060091       COLEMAN,JAMES                   373.23   09/14/95       7,921.39       6,080.46
AF060092       UPSON,RAYMON SR                 420.07   09/29/95       7,757.64       5,841.38
AF060093       ALLEN,LINDA                     383.81   09/29/95       6,920.98       5,202.72
AF060094       FRYER,KATHRYN                   549.43   09/29/95      10,239.56       7,842.75
AF060095       MOSES,TESSINE J                 385.11   09/15/95       8,399.79       6,405.71
AF060096       SUTTON,ZARENA C                   0.00   06/17/95       9,824.51       7,963.29
AF060097       KURTS,TROY E                    394.93   09/16/95       5,627.07       4,534.77
AF060098       RIOS,JOSE                       496.94   09/30/95       8,826.05       6,761.92
AF060099       EATON,CAROL A                   495.60   10/06/95       8,486.79       6,558.04
AF060100       HOWELL,EDWARD C                 411.93   10/15/95       6,187.77       4,954.13
AF060101       STUMP,DONNA J                   440.30   09/29/95       5,634.53       4,442.39
AF060102       GARVIN,ELIZABETH G              412.44   09/29/95       7,236.53       5,494.00
AF060103       KACHIK,SUSAN M                  450.48   09/29/95       7,600.58       5,837.09
AF060104       CLARKE,DEREK E                  320.91   10/05/95       6,915.19       5,147.28
AF070001       LEWIS,DANNY R                   454.93   09/30/95       6,984.47       5,399.50
AF070003       WARREN,DEBORA C                 414.06   09/23/95       8,881.37       6,847.05
AF070004       TATEM,DAVID S                   463.41   10/07/95       7,742.22       5,927.30
AF070005       BEDENBAUGH,AMBER L              378.03   09/23/95       8,492.75       6,465.03
AF070006       NAVARRO,CESAR A                 449.62   10/07/95       6,215.95       4,914.15
AF070007       JERGER,LISA A                   483.70   10/07/95       8,982.36       6,827.40
AF070008       MEADORS,LISA S                  593.12   10/07/95       7,287.34       5,908.84
AF070009       HUMPHREYS,MARY K                251.48   09/09/95       8,376.61       6,416.63
AF070010       BROWN,CHRISTOPHER L             338.32   09/09/95       7,435.17       5,820.91
AF070011       FRAZIER,HOPE                    485.52   10/07/95       6,171.84       4,928.14
AF070012       HOPKINS,JANICE M              1,867.94   07/06/96       2,579.85       2,297.82
AF070013       GANN,ARTHUR L                   500.39   10/07/95       7,026.66       5,572.87
AF070014       BROGDON,JANICE D                343.10   09/11/95       9,147.83       6,941.76
AF070015       CROOKE,PAULA C                  367.27   09/23/95       8,229.46       6,224.02
AF070016       SHEPPARD,ALICE M                381.66   09/23/95       6,659.78       5,207.36
AF070017       MILLER,ROBERT B                 371.33   09/15/95       9,887.81       7,625.15
AF070018       INGRAM,MICHELLE A               377.79   10/06/95       7,956.99       6,004.90
AF070019       MCMAHON,TERENCE J               392.88   10/07/95       6,398.54       4,995.86

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST
   NO.                NAME             LOC       FINANCE        CHG.      PMT.      AMT.       AMT.     DATE
===============================================================================================================
AF070020       CARIAS,DAMARIS S        77       7,282.25     2,517.77      66      150.00     50.02   09/15/95
AF070021       KNIGHT,TABITHA M        77       6,738.50     2,423.81      68      135.00    117.31   09/18/95
AF070022       HINES,WILLIAM J         77       6,788.50     2,466.50      69      135.00     75.00   09/25/95
AF070023       WATTS,RODNEY L          77       3,748.00     1,091.30      49      100.00     39.30   09/06/95
AF070024       MILLER,BARRY J          77       7,119.90     2,752.93      69      145.00     12.83   09/19/95
AF070025       LINDAMOOD,TINA F        77       5,745.00     2,214.63      64      125.00     84.63   09/25/95
AF070026       WAGNER,MICKEY A         77       3,609.60     1,000.46      47      100.00     10.06   09/26/95
AF070027       DIXON,ROBERT L          77       6,688.15     2,614.60      69      135.00    122.75   09/25/95
AF070028       ZAWODNIK,RANDY          77       7,551.30     2,401.70      69      145.00     93.00   08/31/95
AF070029       SMITH,MARVIN C          77       6,688.15     2,439.37      68      135.00     82.52   09/18/95
AF070030       JONES,PARNELL           77       6,307.10     2,462.28      65      135.00    129.38   09/18/95
AF070031       YOUNG,BERNICE B         77       6,688.15     2,550.97      33      280.00    279.12   09/19/95
AF070032       POLLARD,EMMETT L        77       5,343.60     2,088.56      65      115.00     72.16   09/20/95
AF070033       CORLISS,JAN K           77       6,738.50     2,137.57      66      135.00    101.07   09/25/95
AF070034       MALDONADO,CARMEN        77       6,788.50     2,118.54      66      135.00    132.04   09/18/95
AF070035       DUNNING,EDWARD J        77       5,825.35     2,286.18      65      125.00    111.53   09/19/95
AF070036       HOLT,THOMAS C           77       5,713.00     2,181.34      64      125.00     19.34   09/19/95
AF070037       CORLISS,JAN K           77       7,195.90     2,324.16      66      145.00     95.06   09/25/95
AF070038       STARKS,ANTHONY          77       5,895.35     1,557.37      28      270.00    162.72   09/20/95
AF070039       REMINGTON,ROBERT        77       7,069.55     2,672.97      33      300.00    142.52
AF070040       ALLEN,LOUIS A           77       5,366.60     1,876.04      58      125.00    117.64   08/28/95
AF070041       WOODWARD,LISONDA M      77       5,825.35     2,286.18      65      125.00    111.53   09/26/95
AF070042       WEBBER,NAOMI J          77       4,229.75     1,274.26      51      110.00      4.01   09/13/95
AF070043       LOWERY,DARRELL C        77       6,419.45     2,526.24      34      270.00     35.69   08/21/95
AF070044       RUCKER,LORNA Y          77       6,200.75     2,048.72      31      270.00    149.47   09/05/95
AF070045       PEREZ,RAFAEL O          77       6,688.15     2,462.80      68      135.00    105.95   08/21/95
AF070046       NORRIS,ALFREDA          77       6,156.40     2,544.88      32      280.00     21.28   09/11/95
AF070047       RUCKER,LORNA Y          77       7,220.25     2,130.88      33      290.00     71.13
AF070048       LONGWORTH,JAMES L       77       6,688.15     2,614.60      69      135.00    122.75   09/07/95
AF070049       LATHROP,THOMAS F        77       6,206.75     1,902.60      65      125.00    109.35   09/18/95
AF070050       HAMILTON,LAWRENCE E     77       6,307.10     2,225.68      67      128.00     84.78   09/14/95
AF070051       RICHARDSON,KEVIN W      77       6,375.10     2,395.16      65      135.00    130.26   09/12/95
AF070052       ALVAREZ,MILAGROS        77       5,725.00     2,387.50      65      125.00    112.50   09/25/95
AF070053       ROCKER,ANGIE L          77       6,431.45     2,315.37      65      135.00    106.82   09/26/95
AF070054       SANCHEZ,LAZARO L        77       6,688.15     2,614.60      69      135.00    122.75   08/31/95
AF070055       MONTGOMERY,LISA A       77       6,469.45     2,304.51      65      135.00    133.96   09/13/95
AF070056       SMITT,SHEENA M          77       6,266.05     2,385.29      65      135.00     11.34   09/19/95
AF070057       DOTSON,JULIE D          77       6,032.05     2,428.33      63      135.00     90.38   09/19/95
AF070058       POLOZOLA,MARK A         77       6,638.15     2,136.52      65      135.00    134.67   09/18/95
AF070059       FICK,CHARLES R          77       4,489.40     1,464.78      55      110.00     14.18
AF070060       MARCHANT,LARRY B        77       5,281.25     1,910.32      60      120.00    111.57   09/21/95
AF070061       GORDON,BILLY D          77       6,638.15     2,634.08      64      145.00    137.23   09/25/95

  CUST.              CUST.              ACCT        PRINC.   NEXT DUE        BALANCE
   NO.               NAME               TYPE.      TO DATE     DATE            DUE          PAYOFF
===================================================================================================
AF070020      CARIAS,DAMARIS S             2        466.14   10/06/95       8,900.02       6,904.45
AF070021      KNIGHT,TABITHA M             2        334.05   09/30/95       8,487.31       6,490.35
AF070022      HINES,WILLIAM J              2        332.85   10/03/95       8,580.00       6,541.88
AF070023      WATTS,RODNEY L               2        230.74   09/16/95       4,439.30       3,615.86
AF070024      MILLER,BARRY J               2        280.18   10/07/95       9,292.83       7,015.60
AF070025      LINDAMOOD,TINA F             2        294.94   10/07/95       7,334.63       5,533.45
AF070026      WAGNER,MICKEY A              2        238.57   09/23/95       4,210.06       3,465.49
AF070027      DIXON,ROBERT L               2        312.32   10/06/95       8,627.75       6,466.00
AF070028      ZAWODNIK,RANDY               2        232.12   09/08/95       9,518.00       7,533.97
AF070029      SMITH,MARVIN C               2        326.85   09/22/95       8,457.52       6,447.60
AF070030      JONES,PARNELL                2        248.43   09/30/95       8,229.38       6,150.02
AF070031      YOUNG,BERNICE B              3        264.43   10/15/95       8,679.12       6,585.40
AF070032      POLLARD,EMMETT L             2        104.39   09/02/95       7,144.66       5,384.14
AF070033      CORLISS,JAN K                2        365.63   10/21/95       8,161.07       6,412.54
AF070034      MALDONADO,CARMEN             2        292.79   09/30/95       8,367.04       6,576.50
AF070035      DUNNING,EDWARD J             2        229.28   09/30/95       7,611.53       5,682.41
AF070036      HOLT,THOMAS C                2        237.82   09/30/95       7,394.34       5,559.38
AF070037      CORLISS,JAN K                2        230.01   09/23/95       9,075.06       7,108.66
AF070038      STARKS,ANTHONY               3        329.03   10/25/95       6,912.72       5,686.07
AF070039      REMINGTON,ROBERT             3          0.00   08/20/95       9,742.52       7,547.68
AF070040      ALLEN,LOUIS A                2        123.91   09/09/95       6,992.64       5,444.52
AF070041      WOODWARD,LISONDA M           2        229.28   10/06/95       7,611.53       5,682.41
AF070042      WEBBER,NAOMI J               2        185.85   09/26/95       5,174.01       4,111.29
AF070043      LOWERY,DARRELL C             3        125.64   09/18/95       8,675.69       6,590.62
AF070044      RUCKER,LORNA Y               3        141.95   09/30/95       7,959.47       6,184.63
AF070045      PEREZ,RAFAEL O               2         63.61   09/08/95       9,015.95       6,854.56
AF070046      NORRIS,ALFREDA               3        125.76   10/08/95       8,421.28       6,202.07
AF070047      RUCKER,LORNA Y               3          0.00   09/02/95       9,351.13       7,489.25
AF070048      LONGWORTH,JAMES L            2        184.14   10/06/95       8,882.75       6,582.67
AF070049      LATHROP,THOMAS F             2        204.70   09/30/95       7,734.35       6,079.09
AF070050      HAMILTON,LAWRENCE E          2        126.06   09/23/95       8,275.78       6,328.21
AF070051      RICHARDSON,KEVIN W           2        125.96   09/23/95       8,500.26       6,410.76
AF070052      ALVAREZ,MILAGROS             2        161.29   10/06/95       7,737.50       5,654.76
AF070053      ROCKER,ANGIE L               2        197.76   10/07/95       8,341.82       6,322.66
AF070054      SANCHEZ,LAZARO L             2         60.30   09/15/95       9,167.75       6,796.90
AF070055      MONTGOMERY,LISA A            2         65.17   09/16/95       8,638.96       6,563.49
AF070056      SMITT,SHEENA M               2        126.55   09/30/95       8,381.34       6,232.32
AF070057      DOTSON,JULIE D               2        119.43   09/30/95       8,190.38       6,008.79
AF070058      POLOZOLA,MARK A              2        141.51   09/30/95       8,504.67       6,582.15
AF070059      FICK,CHARLES R               2          0.00   09/08/95       5,954.18       4,665.86
AF070060      MARCHANT,LARRY B             2        115.78   10/07/95       6,951.57       5,248.60
AF070061      GORDON,BILLY D               2        129.17   10/07/95       8,982.23       6,610.23

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST
   NO.                NAME             LOC       FINANCE        CHG.      PMT.      AMT.       AMT.     DATE
===================================================================================================================
AF070062       CHRISTIAN,RUFUS JR      77       6,369.10     2,328.74      65      135.00     57.84   09/25/95
AF070063       DUNNING,EDWARD J        77       6,525.80     2,356.01      66      135.00    106.81
AF070064       KEMPER,MICHAEL S        77       6,788.50     2,287.28      65      140.00    115.78
AF070065       PERRY,DARRELL           77       6,333.10     2,421.78      65      135.00    114.88   09/25/95
AF070066       SMALL,THEODORE          77       4,652.45     1,416.73      51      120.00     69.18   09/22/95
AF070067       LINGARD,LORENZO (2)     77       3,587.25       871.73      41      110.00     58.98   09/13/95
AF070068       SMITH,WILLIE L          77       4,110.35     1,288.94      50      110.00      9.29   09/25/95
AF070069       EHRENREICH,PHYLLIS A    77       6,256.75     2,241.82      66      130.00     48.57   09/25/95
AF070070       REDOUTEY,ERNEST J       77       5,562.30     2,046.15      61      125.00    108.45
AF070071       SLAYTON,LORENZO         77       6,307.10     2,462.28      65      135.00    129.38
AF070072       WALDO,VALERIE M         77       6,788.50     2,309.57      65      140.00    138.07
AF070073       GARDNER,TIMOTHY W       77       6,788.50     2,309.57      65      140.00    138.07
AF070074       PITTMAN,JUAN C          77       5,556.30     2,040.92      61      125.00     97.22
AF070075       STOTT,JAMES E II        77       6,738.50     2,130.93      32      280.00    189.43
BP010019       BALDREE,W               11       3,246.25     1,667.89      36      140.00     14.14   09/05/95
BP010022       HOLT,GUY R              11       4,040.50     1,136.80      92       55.00     41.80   06/05/95
BP010028       DAY,ANGELA J            11       2,068.29       308.31      24      100.00     76.60   08/25/95
BP010029       TINDEL,SAM R            11       2,943.90       574.57      64       55.00     25.47   05/01/95
BP010030       SCOTT,MARY G            11       3,417.30       826.50      78       55.00      8.80   09/26/95
BP010031       SHELDON,RICHARD F       11       3,166.60       662.03      68       57.00      9.63   09/11/95
BP010032       MYATT,ROBERT            11       3,599.05       967.91      77       60.00      6.96   08/21/95
BP010033       BICKFORD,SANDRA L       11       2,679.65       531.90      65       50.00      4.05   09/22/95
BP010034       GOLUBIC,LINDA E         11       2,713.20       537.80      65       50.00     23.00   06/13/95
BP010035       NATHAN,EUGENE D         11       2,785.20       584.30      68       50.00     19.50   09/20/95
BP010036       POLLOCK,RICKY LEE       11       2,813.20       584.30      68       50.00     19.50   04/05/95
BP010037       ZELAYA,JAVIER A         11       2,915.90       515.80      58       60.00     11.70   09/25/95
BP010038       WILLIAMS,JANICE M       11       2,902.84       596.01      67       53.00      0.85   09/25/95
BP010039       WHARTON,STEVE           11       2,784.50       542.47      63       53.00     40.97   09/25/95
BP010040       WEBSTER,WILLIAM R       11       2,571.15       390.81      50       60.00     21.96   08/24/95
BP010041       WATERS,EMMA R           11       3,634.59       850.05      75       60.00     44.64   09/25/95
BP010043       TURNER,TERRY M          11       3,448.00       843.93      79       55.00      1.93   05/12/95
BP010044       SIMS,SEAN A             11       2,804.60       625.15      63       55.00     19.74   07/28/95
BP010045       MYRES,JACK K            11       3,523.00       887.45      81       55.00     10.45   09/20/95
BP010046       JONES,JOHN E            11       2,353.10       400.25      56       50.00      3.35   09/25/95
BP010047       MANNUZZA,AMY A          11       2,795.44       547.27      64       53.00      3.71   07/28/95
BP010048       COLE,ILA M              11       3,115.90       880.70      20      200.00    196.60   09/20/95
BP010049       BRIDGES,JACQUELINE B    11       3,116.25       756.80      78       50.00     23.05   09/25/95
BP010050       BOOTH,DONNIE            11       2,734.85       560.55      66       50.00     45.40   09/20/95
BP010051       SWAGGERTY,JOANN J       11       2,584.15       575.45      16      200.00    159.60   09/11/95
BP010053       JONES,WILLIE A          11       4,255.05       619.65      33      150.00     74.70   09/22/95
BP010054       GRAY,STACEY R           11       3,493.95       983.33      20      225.00    202.28   07/06/95
BP010055       GRAY,HARRIS             11       2,812.50       573.04      15      230.00    137.54   06/05/95

  CUST.               CUST.            ACCT      PRINC.     NEXT DUE      BALANCE
   NO.                NAME             TYPE.    TO DATE       DATE          DUE          PAYOFF
==================================================================================================
AF070062       CHRISTIAN,RUFUS JR         2        129.95   10/07/95       8,392.84       6,295.31
AF070063       DUNNING,EDWARD J           2          0.00   09/23/95       8,881.81       6,688.91
AF070064       KEMPER,MICHAEL S           2          0.00   09/16/95       9,075.78       6,949.55
AF070065       PERRY,DARRELL              2         61.61   10/07/95       8,619.88       6,367.24
AF070066       SMALL,THEODORE             2        481.01   12/25/95       5,229.18       4,236.29
AF070067       LINGARD,LORENZO (2)        2         68.49   09/30/95       4,348.98       3,581.91
AF070068       SMITH,WILLIE L             2         59.45   10/07/95       5,289.29       4,123.49
AF070069       EHRENREICH,PHYLLIS A       2         63.08   10/07/95       8,368.57       6,283.09
AF070070       REDOUTEY,ERNEST J          2          0.00   09/30/95       7,608.45       5,652.50
AF070071       SLAYTON,LORENZO            2          0.00   09/30/95       8,769.38       6,405.96
AF070072       WALDO,VALERIE M            2          0.00   10/07/95       9,098.07       6,882.73
AF070073       GARDNER,TIMOTHY W          2          0.00   10/07/95       9,098.07       6,882.73
AF070074       PITTMAN,JUAN C             2          0.00   10/06/95       7,597.22       5,646.33
AF070075       STOTT,JAMES E II           3          0.00   10/15/95       8,869.43       6,891.13
BP010019       BALDREE,W                  3      1,997.39   10/05/95       1,414.14       1,278.47
BP010022       HOLT,GUY R                 1      1,941.09   04/22/95       2,317.30       2,281.96
BP010028       DAY,ANGELA J               2      1,059.52   08/11/95       1,076.60       1,056.77
BP010029       TINDEL,SAM R               1        446.08   04/29/95       2,878.47       2,755.61
BP010030       SCOTT,MARY G               1      1,980.19   09/01/95       1,553.80       1,469.25
BP010031       SHELDON,RICHARD F          1      2,087.23   08/12/95       1,138.63       1,113.92
BP010032       MYATT,ROBERT               1      1,423.14   06/30/95       2,456.96       2,329.48
BP010033       BICKFORD,SANDRA L          1      1,389.95   08/05/95       1,391.55       1,346.65
BP010034       GOLUBIC,LINDA E            1        760.42   06/09/95       2,191.00       2,100.63
BP010035       NATHAN,EUGENE D            1      1,295.42   09/15/95       1,629.50       1,511.25
BP010036       POLLOCK,RICKY LEE          1        341.85   04/08/95       2,897.50       2,771.62
BP010037       ZELAYA,JAVIER A            1      2,437.77   10/28/95         491.70         481.37
BP010038       WILLIAMS,JANICE M          1      1,156.19   09/22/95       1,930.58       1,763.64
BP010039       WHARTON,STEVE              1      1,936.70   09/23/95         885.97         855.17
BP010040       WEBSTER,WILLIAM R          1      2,324.21   08/25/95         250.00         250.00
BP010041       WATERS,EMMA R              1      1,494.53   09/30/95       2,384.64       2,158.84
BP010043       TURNER,TERRY M             1        689.80   05/05/95       3,246.93       3,054.90
BP010044       SIMS,SEAN A                1      1,379.79   07/29/95       1,559.75       1,503.19
BP010045       MYRES,JACK K               1      2,231.33   10/21/95       1,385.45       1,301.05
BP010046       JONES,JOHN E               1      1,363.20   09/22/95       1,053.35       1,003.98
BP010047       MANNUZZA,AMY A             1        940.48   07/29/95       2,069.71       1,952.95
BP010048       COLE,ILA M                 3      1,349.96   10/26/95       1,996.60       1,813.24
BP010049       BRIDGES,JACQUELINE B       1      1,186.39   09/29/95       2,173.05       1,948.36
BP010050       BOOTH,DONNIE               1      1,190.30   09/15/95       1,695.40       1,575.26
BP010051       SWAGGERTY,JOANN J          3      1,078.42   05/01/96       1,759.60       1,747.46
BP010053       JONES,WILLIE A             3      1,234.80   10/25/95       3,299.70       3,031.52
BP010054       GRAY,STACEY R              3      1,524.20   08/03/95       2,227.28       2,099.50
BP010055       GRAY,HARRIS                3      1,208.88   07/04/95       1,755.54       1,709.87

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST
   NO.                NAME             LOC       FINANCE        CHG.      PMT.      AMT.       AMT.     DATE
==============================================================================================================
BP010056       CARTER,JEARLDINE        11       2,784.50       573.04      15      230.00    137.54   09/07/95
BP010057       DANIEL,LINDA S          11       1,871.35       286.85      11      200.00    158.20   06/05/95
BP010058       CORNELLE,JONATHAN W     11       2,884.85       643.25      36      100.00     28.10   06/15/95
BP010060       POLLARD,DEREK D         11       2,884.85       643.25      36      100.00     28.10   04/05/95
BP010061       SANCHEZ,FELIX           11       2,801.79       602.01      35      100.00      3.80   09/08/95
BP010062       SMITH,WILLIAM G         11       2,684.15       537.30      65       50.00     21.45   09/25/95
BP010063       STUBBS,CAL H            11       3,251.95       748.20      37      110.00     40.15   04/06/95
BP010064       WASHINGTON,SHEILA J     11       3,698.00     1,042.00      46      100.00     90.00   08/04/95
BP020041       HUKILL,DARREN           22       3,688.30       787.20      90       50.00     25.50   12/19/94
BP020043       LEATH,CANDY            22B       4,654.10     1,591.86     139       45.00     35.95   09/26/95
BP020060       HENDERSON,SCOTT        22B       3,787.95     1,138.61      62       80.00     46.56   09/26/95
BP020062       MEDINA,ENRIQUE JR      22B       3,466.25       680.55      83       50.00     46.80   08/21/95
BP020063       IRVING,JOHN             22       6,621.83       969.50      50      100.00     94.20   04/18/95
BP020065       BROOKS,MICHELLE        22B       6,427.45     2,358.21      34      260.00    205.66   08/18/95
BP020068       KERSEY,PATRICIA        22B       4,420.45     1,199.85     113       50.00     20.30   08/23/95
BP020075       ROWELL,DEBORAH          22       8,959.54     2,108.18      51      220.00     27.72   09/19/95
BP020081       ASHLEY,WILLIE           22       4,511.75     1,449.25      30      200.00    161.00   09/05/95
BP020090       EDENS,NANCY             22       6,108.80     1,255.30      74      100.00     64.10   03/13/95
BP020096       HATTON,DEBBIE           22       3,787.95     1,047.35      49      100.00     35.30   09/18/95
BP020101       MYLES,TRAYCEE           22       3,695.10     1,137.66      54       90.00     55.26   09/25/95
BP020104       REESE,BRENDA            22       3,087.20       525.00      73       50.00     12.20   07/12/95
BP020107       EVELYN,ROMAN            22       4,661.10     1,739.00      65      100.00      0.10   07/26/95
BP020109       STEVENS,SHERRY          22       4,257.70     1,093.65     108       50.00      1.35   09/13/95
BP020111       KENNEDY,TIM             22       3,321.55       760.60      82       50.00     32.15   09/21/95
BP020112       ROBINSON,SHELLY M       22       4,929.70     1,498.76      24      267.54    267.54   09/25/95
BP020116       KELLEY,LADYNE           22       2,263.70       422.54      68       40.00      6.24   09/20/95
BP020118       SCHWAMBERGER,STEVE      22       2,605.10       733.60      23      150.00     38.70   09/25/95
BP020122       TRYPUS,MARTIN           22       3,015.50       818.34      96       40.00     33.84   09/25/95
BP020124       WITTEN,MARTHA           22       2,378.05       547.87      19      160.00     45.92   09/06/95
BP020125       ALLEN,GEOFFREY          22       2,915.15       564.75      70       50.00     29.90   09/19/95
BP020128       CULLEN,BETTY            22       3,859.30     1,255.90      26      200.00    115.20   09/19/95
BP020133       KENNEDY,HARRY           22       4,332.05     1,281.87     104       53.98     53.98   09/26/95
BP020138       MROZ,RICHARD            22       4,289.70     1,333.32      54      104.13    104.13   03/24/95
BP020139       OSTERING,ALBERT         22       3,502.25       938.25      45      100.00     40.50   09/22/95
BP020140       POWELL,GRACE            22       3,787.95     1,035.00      97       50.00     22.95   09/25/95
BP020143       RIVERA,ELIZABETH        22       3,465.90       839.50      87       50.00      5.40   09/19/95
BP020149       COUTURE,PAUL            22       2,478.40       601.44      20      160.00     39.84   09/18/95
BP020151       GOWETTE,GERALDINE       22       3,409.25       866.37      45       95.78     61.30   09/22/95
BP020152       HARTLEY,DONNIE          22       4,962.15     1,469.21     104       61.84     61.84   07/24/95
BP020153       HOPKINS,HARRIS          22       5,895.35     1,911.17     114       69.00      9.52   05/17/95
BP020154       MORIN,RICHARD A         22       3,015.50       609.65      73       50.00     25.15   09/06/95
BP020155       MARTIN,TAMMY            22       4,127.85     1,113.38      96       55.00     16.23   09/18/95


  CUST.               CUST.          ACCT    PRINC.     NEXT DUE      BALANCE
   NO.                NAME           TYPE.  TO DATE       DATE          DUE          PAYOFF
=============================================================================================
BP010056       CARTER,JEARLDINE      3      1,798.60   10/07/95       1,057.54       1,011.87
BP010057       DANIEL,LINDA S        3        828.34   06/07/95       1,108.20       1,104.23
BP010058       CORNELLE,JONATHAN W   2      1,029.86   06/02/95       2,078.10       2,005.69
BP010060       POLLARD,DEREK D       2        476.89   04/06/95       2,828.10       2,716.70
BP010061       SANCHEZ,FELIX         2        861.73   09/02/95       2,203.80       2,011.46
BP010062       SMITH,WILLIAM G       1      2,179.22   09/30/95         521.45         508.31
BP010063       STUBBS,CAL H          2        363.75   04/22/95       3,450.15       3,254.69
BP010064       WASHINGTON,SHEILA J   2        731.53   07/27/95       3,540.00       3,158.04
BP020041       HUKILL,DARREN         1      1,518.86   11/12/94       2,395.50       2,394.94
BP020043       LEATH,CANDY           1      2,845.10   09/23/95       1,965.96       1,820.55
BP020060       HENDERSON,SCOTT       2      2,691.34   09/23/95       1,166.55       1,114.66
BP020062       MEDINA,ENRIQUE JR     1      3,222.38   06/05/95         246.80         246.80
BP020063       IRVING,JOHN           2      5,404.38   02/04/95       1,377.13       1,372.69
BP020065       BROOKS,MICHELLE       3      3,462.48   08/29/95       3,325.66       3,066.85
BP020068       KERSEY,PATRICIA       1      3,960.40   10/01/95         469.93         461.72
BP020075       ROWELL,DEBORAH        2      6,954.21   06/24/95       2,092.72       2,083.29
BP020081       ASHLEY,WILLIE         3      3,416.20   10/08/95       1,161.00       1,115.06
BP020090       EDENS,NANCY           1      3,555.69   02/04/95       2,724.10       2,724.10
BP020096       HATTON,DEBBIE         2      2,991.20   10/14/95         835.30         805.26
BP020101       MYLES,TRAYCEE         2      2,009.31   07/04/95       1,862.76       1,784.09
BP020104       REESE,BRENDA          1      2,165.83   02/03/95         962.20         962.20
BP020107       EVELYN,ROMAN          2      1,793.37   06/01/95       3,350.10       3,090.40
BP020109       STEVENS,SHERRY        1      4,108.20   09/20/95         151.35         150.81
BP020111       KENNEDY,TIM           1      2,278.10   10/04/95       1,100.00       1,045.31
BP020112       ROBINSON,SHELLY M     3      2,011.32   08/17/95       3,308.06       3,037.87
BP020116       KELLEY,LADYNE         1      2,100.19   09/05/95         166.24         166.07
BP020118       SCHWAMBERGER,STEVE    3      2,006.26   10/26/95         638.70         613.03
BP020122       TRYPUS,MARTIN         1      1,858.84   09/09/95       1,243.84       1,174.66
BP020124       WITTEN,MARTHA         3      2,029.43   10/05/95         365.92         357.66
BP020125       ALLEN,GEOFFREY        1      2,352.98   09/04/95         579.90         572.08
BP020128       CULLEN,BETTY          3      2,472.91   10/24/95       1,515.20       1,417.01
BP020133       KENNEDY,HARRY         1      2,321.02   09/29/95       2,212.60       2,023.84
BP020138       MROZ,RICHARD          2        835.89   01/23/95       4,190.05       3,967.15
BP020139       OSTERING,ALBERT       4      2,197.44   08/07/95       1,400.00       1,351.47
BP020140       POWELL,GRACE          1      1,993.56   07/27/95       1,972.95       1,874.14
BP020143       RIVERA,ELIZABETH      1      2,648.88   09/26/95         855.40         810.72
BP020149       COUTURE,PAUL          3      1,421.66   09/27/95       1,159.84       1,082.98
BP020151       GOWETTE,GERALDINE     2        541.12   08/28/95       3,425.62       2,941.93
BP020152       HARTLEY,DONNIE        1        498.45   07/12/95       5,564.48       4,749.53
BP020153       HOPKINS,HARRIS        1        527.20   05/18/95       6,839.57       5,907.28
BP020154       MORIN,RICHARD A       1        939.95   09/18/95       2,330.15       2,096.16
BP020155       MARTIN,TAMMY          1        613.36   08/17/95       4,240.08       3,642.59

                                                                   SCHEDULE 3.15


                         CHECK EXPRESS FINANCE, INC.
                          AUTO/BULK FINANCING NOTES
                OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST
   NO.                NAME             LOC       FINANCE        CHG.      PMT.      AMT.       AMT.     DATE
==============================================================================================================
BP020156       SIMMONS,BOBBIE          22       3,251.20       842.99      46       90.00     44.19   09/11/95
BP020157       WAGNER,MICHAEL N        22       4,003.00     1,181.60     104       50.00     34.60   08/14/95
BP020158       ALLPHIN,BELINDA K       22       4,224.70     1,250.90     104       52.65     52.65   07/27/95
BP020159       BERRIOS,DORA B          22       4,661.10     1,551.86     116       53.56     53.56   09/18/95
BP020160       BLUME,SHERRY M          22       4,892.90     1,447.98     104       60.97     60.97   09/21/95
BP020161       BROWN,DEBRA J           22       3,486.90       851.40      87       50.00     38.30   09/25/95
BP020162       BROWN,FRANK             22       3,989.00     1,171.65     104       50.00     10.65   09/19/95
BP020163       BURGESS,ESSIE H         22       4,747.45     1,580.35     116       54.55     54.55   09/18/95
BP020164       CALDERON,AUYLDA         22       4,304.05     1,274.51     104       53.64     53.64   09/25/95
BP020165       DIAZ,MARIA              22       5,293.60     1,961.44     128       56.68     56.68   09/25/95
BP020166       FRANKLIN,JOHN C         22       4,224.70     1,250.90     104       52.65     52.65   09/19/95
BP020167       HUGHES,JOSEPH           22       4,446.40     1,480.04     116       51.09     51.09   09/19/95
BP020168       MILLER,EVELYN           22       2,142.35       214.10      48       50.00      6.45   09/25/95
BP020169       MOLINA,NESTOR R         22       5,041.50     1,678.38     116       57.93     57.93   09/07/95
BP020171       NELSON,ROBERT E         22       3,787.95     1,035.00      97       50.00     22.95   05/30/95
BP020172       NORTON,FREDERICK M      22       4,375.05     1,295.03     104       54.52     54.52   09/19/95
BP020173       PRICE,REGINA R          22       4,611.10     1,364.74     104       57.46     57.46   09/20/95
BP020174       RODRIGUEZ,FELIX         22       4,325.05     1,280.55     104       53.90     53.90   09/12/95
BP020175       ROMAN,JUAN L            22       4,541.50     1,343.86     104       56.59     56.59   09/12/95
BP020176       SMITH,DONNIE C          22       6,274.75     2,088.85     116       72.10     72.10   09/25/95
BP020177       TSCHERWINSKI,ROY       22B       3,680.60       966.75      93       50.00     47.35   09/25/95
BP020178       WOJCIK,TAMMY JO        22B       4,891.85     1,628.51     116       56.21     56.21   09/25/95
BP020180       BELTRAN,JOEL           22B       3,988.65     1,171.40     104       50.00     10.05   09/19/95
BP020181       BROWN,MIYOSHI N        22B       3,787.95     1,035.00      97       50.00     22.95   08/18/95
BP020182       CAVALCANTE,RICHARD     22B       3,351.55       776.55      83       50.00     28.10   09/11/95
BP020183       DOWNS,WILLIAM          22B       3,015.50       609.65      73       50.00     25.15   09/15/95
BP020184       GABRIEL,OSVALDO        22B       4,425.40     1,310.20     104       55.15     55.15   09/25/95
BP020185       HARGRAVE,JAMES R JR    22B       2,414.10       371.45      56       50.00     35.55   09/25/95
BP020186       HERNANDEZ,JEANETTE     22B       6,439.45     2,144.55     116       74.00     74.00   09/25/95
BP020187       HERNANDEZ,JESSY B      22B       3,766.95     1,021.35      96       50.00     38.30   08/18/95
BP020188       HUNT,CAROL J           22B       4,562.50       981.74     104       53.31     53.31   09/26/95
BP020189       JAMES,DEBORAH D        22B       3,787.95     1,035.00      97       50.00     22.95   09/05/95
BP020190       JIMENEZ,EDWIN          22B       4,661.10     1,380.26     104       58.09     58.09   09/08/95
BP020191       JOHNSON,GARY A         22B       4,325.05     1,280.55     104       53.90     53.90   09/26/95
BP020192       KILGORE,AIDA MARIA     22B       3,787.95     1,035.00      97       50.00     22.95   09/20/95
BP020193       LOPEZ,DOMINGOS J       22B       3,552.25       889.20      89       50.00     41.45   09/25/95
BP020194       MERCED,ROLANDO         22B       6,222.65     2,039.91     116       70.41     70.41
BP020195       RIVERA,ELIZABETH       22B       3,451.90       831.65      86       50.00     33.55   09/19/95
BP020196       RODRIGUEZ,DAVID        22B       3,652.95       949.65      93       50.00      2.60   09/20/95
BP020197       ROGERS,CHARLA D        22B       3,351.55       776.55      83       50.00     28.10   09/19/95
BP020198       ROMAN,HARRY O           22       4,125.40     1,221.24     104       51.41     51.41   08/28/95
BP020199       SAYRE,MARY              22       4,457.90     1,479.46     104       57.09     57.09   08/29/95


  CUST.               CUST.         ACCT     PRINC.     NEXT DUE      BALANCE
   NO.                NAME          TYPE.   TO DATE       DATE          DUE          PAYOFF
==============================================================================================
BP020156       SIMMONS,BOBBIE       2      1,514.34     09/12/95       1,920.19       1,761.28
BP020157       WAGNER,MICHAEL N     1        465.86     07/10/95       4,384.60       3,764.78
BP020158       ALLPHIN,BELINDA K    1        754.99     08/21/95       4,212.00       3,588.95
BP020159       BERRIOS,DORA B       1        615.71     09/25/95       5,088.20       4,083.57
BP020160       BLUME,SHERRY M       1        950.50     09/01/95       4,759.48       4,036.26
BP020161       BROWN,DEBRA J        1        942.27     09/20/95       2,938.30       2,581.45
BP020162       BROWN,FRANK          1        698.61     08/04/95       3,985.65       3,433.75
BP020163       BURGESS,ESSIE H      1        961.89     09/30/95       4,624.60       3,806.36
BP020164       CALDERON,AUYLDA      1        800.19     09/28/95       4,241.49       3,518.33
BP020165       DIAZ,MARIA           1        696.06     09/22/95       5,894.72       4,662.63
BP020166       FRANKLIN,JOHN C      1        939.06     09/09/95       3,921.40       3,347.52
BP020167       HUGHES,JOSEPH        1        617.76     09/18/95       4,802.45       3,885.17
BP020168       MILLER,EVELYN        1      1,152.95     09/15/95       1,031.45       1,000.90
BP020169       MOLINA,NESTOR R      1        770.02     09/22/95       5,329.56       4,331.83
BP020171       NELSON,ROBERT E      1        488.18     06/06/95       4,022.95       3,580.96
BP020172       NORTON,FREDERICK M   1        898.35     08/17/95       4,170.70       3,592.67
BP020173       PRICE,REGINA R       1        822.00     09/12/95       4,598.84       3,842.84
BP020174       RODRIGUEZ,FELIX      1        914.89     09/23/95       4,092.00       3,453.88
BP020175       ROMAN,JUAN L         1        674.50     10/02/95       4,729.92       3,927.73
BP020176       SMITH,DONNIE C       1      1,135.36     09/23/95       6,344.80       5,207.04
BP020177       TSCHERWINSKI,ROY     1        802.12     09/30/95       3,397.35       2,906.55
BP020178       WOJCIK,TAMMY JO      1        920.17     09/22/95       4,886.48       4,022.82
BP020180       BELTRAN,JOEL         1        437.84     10/06/95       4,410.05       3,587.83
BP020181       BROWN,MIYOSHI N      1        298.58     08/24/95       4,308.30       3,602.60
BP020182       CAVALCANTE,RICHARD   1        127.38     09/08/95       3,928.10       3,313.67
BP020183       DOWNS,WILLIAM        1        274.50     09/22/95       3,225.15       2,788.77
BP020184       GABRIEL,OSVALDO      1        411.19     10/19/95       5,018.65       4,054.75
BP020185       HARGRAVE,JAMES R JR  1        380.14     10/03/95       2,285.55       2,060.88
BP020186       HERNANDEZ,JEANETTE   1        387.64     10/14/95       7,844.00       6,105.82
BP020187       HERNANDEZ,JESSY B    1        330.43     08/21/95       4,238.30       3,562.08
BP020188       HUNT,CAROL J         1        678.51     10/07/95       4,541.21       3,900.75
BP020189       JAMES,DEBORAH D      1        176.54     09/09/95       4,522.95       3,709.51
BP020190       JIMENEZ,EDWIN        1        539.12     09/09/95       5,111.92       4,225.79
BP020191       JOHNSON,GARY A       1        467.25     09/30/95       4,797.10       3,896.60
BP020192       KILGORE,AIDA MARIA   1        456.04     10/03/95       4,072.95       3,367.25
BP020193       LOPEZ,DOMINGOS J     1        706.56     09/28/95       3,351.45       2,859.90
BP020194       MERCED,ROLANDO       1          0.00     08/25/95       8,262.56       6,449.85
BP020195       RIVERA,ELIZABETH     1        589.88     09/26/95       3,383.55       2,892.36
BP020196       RODRIGUEZ,DAVID      1        436.89     10/04/95       3,900.60       3,248.84
BP020197       ROGERS,CHARLA D      1        225.25     09/11/95       3,778.10       3,195.79
BP020198       ROMAN,HARRY O        1        626.80     09/28/95       4,278.31       3,514.56
BP020199       SAYRE,MARY           1        561.83     09/02/95       4,909.74       4,025.08

                                                                   SCHEDULE 3.15


                          CHECK EXPRESS FINANCE, INC.
                          AUTO / BULK FINANCING NOTES
                 OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST       ACCT
   NO.                NAME             LOC       FINANCE        CHG.      PMT.      AMT.       AMT.     DATE       TYPE.
=========================================================================================================================
BP020200       SCHRIEFER,JOHN F        22       4,861.80     1,439.56     104       60.59     60.59   09/14/95     1
BP020201       SCHMITZ,JAMES K         22       5,125.60     1,530.40      52      128.00    128.00   09/18/95     2
BP020202       PLAIN,ROSA L            22       4,325.75     1,490.05      27      215.40    215.40   08/18/95     3
BP020203       PINELLAS,CHRISTOPHER    22       4,539.75     1,343.53     104       56.57     56.57   09/11/95     1
BP020204       ROSELL,EDWIN J          22       5,192.90     1,116.78     104       60.67     60.67   09/20/95     1
BP020205       WRIGHT,RONALD P         22       3,874.00     1,092.05     100       50.00     16.05   09/18/95     1
BP030001       JONES,DONALD            33       2,517.75       435.39      29      105.00     13.14   02/13/95     2
BP030006       HOOKS,LEROY C           33       6,235.70     2,143.08     112       75.00     53.78   09/25/95     1
BP030007       COFFIE,DEBRA J          33       5,398.55     1,954.03      59      125.00    102.58   09/05/95     2
BP030008       VELEZ-MOLINARY,DELIA    33       5,471.90     1,754.64     112       65.00     11.54   09/12/95     1
BP030009       FOYE,BRADLEY A          33       4,536.75     1,240.31      89       65.00     57.06   09/25/95     1
BP030015       VEAL,RHONDA G           33       5,684.60     2,208.87      64      125.00     18.47   09/11/95     2
BP030017       JIMENEZ,ISVAN           33       6,708.45     2,332.07      61      150.00     40.52   01/24/95     2
BP030019       ALFORD,GEORGE E         33       6,472.40     2,369.66      66      135.00     67.06   09/18/95     2
BP030022       STAFFORD,SHIRLEY        33       3,623.60       849.77      41      110.00     73.37   09/18/95     2
BP030026       DESAUSSURE,MICHAEL      33       5,739.45     2,461.73      66      125.00     76.18   09/25/95     2
BP030027       FORT,JUANITA            33       6,994.15     2,814.28      66      150.00     58.43   09/25/95     2
BP030029       PERRY,DARRELL           33       6,383.55     2,489.57      64      140.00     53.12   09/21/95     2
BP030031       SANCHEZ,FORTUNATO       33       6,479.40     2,345.69      59      150.00    125.09   09/20/95     2
BP030032       SMITH,MARVIN C          33       5,784.95     2,181.35      62      130.00     36.30   09/18/95     2
BP030033       ST. REMY,JACKY          33       4,645.10     1,573.61      52      120.00     98.71   09/18/95     2
BP030038       LINGARD,LORENZO         33       6,171.35     2,237.17      61      140.00      8.52   09/11/95     2
BP050001       WISSINGER,TROY E        55       6,402.30     2,432.94      31      290.00    135.24   09/18/95     3
BP050002       HALL,JOYCE M            55       5,405.95     1,689.62      60      120.00     15.57   09/13/95     2
BP050003       TAYLOR,JUANITA          55       5,562.30     2,222.01      63      125.00     34.31   09/13/95     2
BP050004       MAZE,RICHARD K          55       4,498.45     1,828.20      64      100.00     26.65   09/25/95     2
BP050007       DONALDSON,TAMARA T      55       6,206.75     2,303.83      66      130.00     60.58   06/27/95     2
BP050010       GRANT,KIMBERLY A        55       6,724.50     2,402.85      66      140.00     27.35   09/25/95     2
BP050013       RAMSAY,ROSE M           55       5,674.65     2,000.45      62      125.00     50.10   09/25/95     2
BP050015       DETREVILLE,KIMBERLY     55       4,546.75     1,448.41      52      117.00     28.16   08/21/95     2
BP050016       HALL,WILLIE J           55       5,993.70     2,217.22      64      130.00     20.92   09/12/95     2
BP050017       ALVARADO,RAFAEL         55       7,240.25     2,731.62      65      155.00     51.87   09/26/95     2
BP050018       PHILLIPS,VIOLET D       55       6,782.50     2,451.07      64      145.00     98.57   09/18/95     2
BP050019       COLON,ROSALIA           55       4,671.15     1,432.22      51      120.00    103.37   09/06/95     2
BP050020       REVELL,KEVIN G          55       6,437.45     2,372.63      63      140.00    130.08   09/18/95     2
BP050021       SCOTT,ALLEN M JR        55       6,206.75     2,393.78      64      135.00     95.53   09/22/95     2
BP050022       BETANCOURT,YVONNE       55       6,525.80     2,434.96      62      145.00    115.76   09/25/95     2
BP050024       LOPEZ,RUTH M            55       5,421.95     2,089.22      61      125.00     11.17   09/18/95     2
BP050025       SANTIAGO,MARIA S        55       4,374.10     1,708.48      61      100.00     82.58   09/18/95     2
BP050026       CAMPBELL,CURTIS M       55       7,019.55     2,371.48      65      145.00    111.03   09/18/95     2
BP050027       CAPO,FELIX R            55       5,192.90     2,049.48      29      250.00    242.38   08/07/95     3
BP050028       HILL,CHARLES W          55       4,598.80     1,522.86      54      115.00     26.66   09/18/95     2

  CUST.               CUST.            PRINC.     NEXT DUE      BALANCE
   NO.                NAME             TO DATE       DATE          DUE          PAYOFF
========================================================================================
BP020200       SCHRIEFER,JOHN F        1,103.44   09/26/95       4,490.00       3,771.06
BP020201       SCHMITZ,JAMES K           349.35   10/06/95       6,029.00       4,796.71
BP020202       PLAIN,ROSA L              221.88   08/25/95       5,290.00       4,309.42
BP020203       PINELLAS,CHRISTOPHER      420.79   09/22/95       5,149.01       4,160.11
BP020204       ROSELL,EDWIN J            570.19   09/26/95       5,460.22       4,659.38
BP020205       WRIGHT,RONALD P           293.49   10/02/95       4,466.05       3,619.81
BP030001       JONES,DONALD            1,709.65   12/10/94         853.14         853.14
BP030006       HOOKS,LEROY C           4,164.40   09/22/95       2,228.78       2,092.89
BP030007       COFFIE,DEBRA J          3,255.73   09/19/95       2,346.70       2,179.95
BP030008       VELEZ-MOLINARY,DELIA    3,647.89   09/16/95       1,961.54       1,850.57
BP030009       FOYE,BRADLEY A          4,291.45   10/07/95         257.06         255.24
BP030015       VEAL,RHONDA G           2,534.94   09/23/95       3,643.47       3,217.20
BP030017       JIMENEZ,ISVAN           1,109.02   12/10/94       6,990.52       6,562.29
BP030019       ALFORD,GEORGE E         2,394.12   09/09/95       4,792.06       4,197.15
BP030022       STAFFORD,SHIRLEY        2,815.76   09/30/95         843.00         816.18
BP030026       DESAUSSURE,MICHAEL      1,781.73   09/16/95       4,826.18       4,051.41
BP030027       FORT,JUANITA            2,430.53   10/06/95       5,458.43       4,618.24
BP030029       PERRY,DARRELL           2,227.57   09/23/95       4,953.12       4,248.11
BP030031       SANCHEZ,FORTUNATO       2,620.56   09/30/95       4,475.09       3,904.75
BP030032       SMITH,MARVIN C          2,032.31   09/16/95       4,456.30       3,836.89
BP030033       ST. REMY,JACKY          2,128.98   09/26/95       2,858.71       2,548.54
BP030038       LINGARD,LORENZO         2,148.16   09/22/95       4,748.52       4,092.24
BP050001       WISSINGER,TROY E        1,273.30   09/19/95       6,370.00       5,248.56
BP050002       HALL,JOYCE M            1,084.45   09/09/95       5,235.57       4,414.18
BP050003       TAYLOR,JUANITA          1,021.25   09/23/95       5,784.31       4,656.38
BP050004       MAZE,RICHARD K            863.24   10/07/95       4,626.65       3,689.51
BP050007       DONALDSON,TAMARA T        659.17   07/01/95       7,210.58       5,998.50
BP050010       GRANT,KIMBERLY A        1,308.43   10/07/95       6,747.35       5,482.60
BP050013       RAMSAY,ROSE M           1,159.70   09/23/95       5,575.10       4,573.72
BP050015       DETREVILLE,KIMBERLY       743.58   07/22/95       4,668.16       4,017.40
BP050016       HALL,WILLIE J           1,116.37   09/27/95       6,130.92       4,942.06
BP050017       ALVARADO,RAFAEL         1,400.99   10/06/95       7,336.87       5,913.53
BP050018       PHILLIPS,VIOLET D       1,254.72   09/22/95       6,913.57       5,652.71
BP050019       COLON,ROSALIA           2,839.11   07/08/95       2,757.02       2,125.58
BP050020       REVELL,KEVIN G          1,194.92   10/06/95       6,570.08       5,311.26
BP050021       SCOTT,ALLEN M JR        1,119.64   10/02/95       6,440.53       5,155.92
BP050022       BETANCOURT,YVONNE       1,232.80   10/07/95       6,640.76       5,363.59
BP050024       LOPEZ,RUTH M            1,054.27   09/29/95       5,511.17       4,430.48
BP050025       SANTIAGO,MARIA S          768.19   09/30/95       4,582.58       3,661.16
BP050026       CAMPBELL,CURTIS M       1,213.14   09/30/95       7,216.03       5,875.97
BP050027       CAPO,FELIX R              750.88   09/05/95       5,742.38       4,667.31
BP050028       HILL,CHARLES W          1,002.02   09/30/95       4,396.66       3,649.24

                                                                   SCHEDULE 3.15


                          CHECK EXPRESS FINANCE, INC.
                          AUTO / BULK FINANCING NOTES
                 OUTSTANDING BALANCES AS OF SEPTEMBER 26, 1995

  CUST.               CUST.                       TOTAL       FINANCE     NO.       PMT.      FINAL     LAST       ACCT
   NO.                NAME             LOC       FINANCE        CHG.      PMT.      AMT.       AMT.     DATE       TYPE.
=============================================================================================================================
BP050029       SIPPIO,ARTHUR II        55       4,611.15     1,505.58      51      120.00    116.73   06/13/95        2
BP050030       SNYDER,FRED JR          55       4,224.70     1,378.46      51      110.00    103.16   09/18/95        2
BP050031       NEWTON,SAMMIE           55       5,965.70     2,018.03      64      125.00    108.73   09/18/95        2
BP050032       SCOTT,ALTHEA            55       5,512.30     2,177.59      62      125.00     64.89   09/05/95        2
BP050034       KRATOSKA,JEANE L        66       6,969.20     2,723.54      65      150.00     92.74   09/18/95        2
BP050036       MOSLER,MONICA G         66       5,524.30     2,134.42      64      120.00     98.72   08/21/95        2
BP050037       GRAHAM,THOMAS A         66       4,179.40     1,262.75      48      115.00     37.15   08/10/95        2
BP050038       TOLBERT,ALEXANDER       66       7,019.55     2,883.22      71      140.00    102.77   09/08/95        2
BP050039       CLAYTON,CLIFTON C       66       5,893.35     2,152.81      65      125.00     46.16   09/15/95        2
BP050040       MILLER,SCOTT J          66       7,732.00     2,903.75      71      150.00    135.75   09/05/95        2
BP050041       BASSETT,JONATHON W      66       5,373.60     2,047.91      60      125.00     46.51   09/18/95        2
BP050042       FITZGIBBON,MATTHEW E    77       5,624.65     2,038.34      64      120.00    102.99   06/22/95        2
BP050045       HORNE,BERNADETTE W      66       6,638.15     2,440.74      65      140.00    118.89   09/13/95        2
BP050046       SOTO,JOEL               66       6,537.80     2,573.13      66      140.00     10.93   09/25/95        2
BP050047       SAMMONS,LEI L           66       6,056.05     2,347.07      63      135.00     33.12   09/05/95        2
BP050049       HARRISON,MARIE          66       5,574.30     1,833.83      65      115.00     48.13   09/20/95        2
BP050051       MATOS,CARLOS D          66       6,907.20     2,589.74      68      140.00    116.94   09/19/95        2
BP050052       SIMMONS,MARK A          77       5,905.70     2,580.73      68      125.00    111.43   05/03/95        2
                                           -------------
                                           $3,967,171.64
                                           =============
  CUST.               CUST.               PRINC.     NEXT DUE       BALANCE
   NO.                NAME               TO DATE       DATE           DUE          PAYOFF
===========================================================================================
BP050029       SIPPIO,ARTHUR II             528.53   06/24/95       5,156.73       4,453.29
BP050030       SNYDER,FRED JR               963.90   09/30/95       3,953.16       3,310.11
BP050031       NEWTON,SAMMIE              1,045.50   09/30/95       6,108.73       4,981.90
BP050032       SCOTT,ALTHEA                 813.31   09/02/95       6,064.89       4,873.42
BP050034       KRATOSKA,JEANE L           1,145.38   09/30/95       7,442.74       5,901.62
BP050036       MOSLER,MONICA G              719.63   08/26/95       6,218.72       5,026.09
BP050037       GRAHAM,THOMAS A            1,389.34   12/01/95       3,257.15       2,829.83
BP050038       TOLBERT,ALEXANDER            941.39   09/23/95       7,942.77       6,220.68
BP050039       CLAYTON,CLIFTON C            928.02   09/26/95       6,296.16       5,031.38
BP050040       MILLER,SCOTT J             1,074.14   09/23/95       8,535.75       6,801.29
BP050041       BASSETT,JONATHON W           911.81   09/23/95       5,671.51       4,577.15
BP050042       FITZGIBBON,MATTHEW E         485.68   07/01/95       6,697.99       5,559.68
BP050045       HORNE,BERNADETTE W         1,028.08   09/23/95       7,118.89       5,739.27
BP050046       SOTO,JOEL                    990.57   09/29/95       7,150.93       5,622.74
BP050047       SAMMONS,LEI L                892.31   09/15/95       6,648.12       5,293.58
BP050049       HARRISON,MARIE               909.79   09/30/95       5,798.13       4,722.95
BP050051       MATOS,CARLOS D             1,009.55   09/30/95       7,536.94       5,972.51
BP050052       SIMMONS,MARK A               207.40   05/13/95       7,986.43       6,427.50
                                       -----------             -------------  -------------
                                       $836,333.86             $3,941,408.16  $3,224,665.36
                                       ===========             =============  =============

                                                                 SCHEDULE 3.15


COMMISSION STRUCTURE:      BEN SWIFT



Commissionable Revenue:

   Up to $200,000                10%

   Over $200,001                 25%


1.  Commissionable Revenue = Initial Franchise Fees - MBS Computer Fees

                                                                  SCHEDULE 3.15


Proposed 1995 Compensation Structure   Mike Riordon


                                 Current Proposed

Salary                                 0     4000
Draw                                2500        0
Health Insurance                    -275     -275
Taxes                                       -1069

Gross Takehome Pay                  2225     2656

Paydown on Draw                        0     -500

Net Takehome Pay                    2225     2156      Total Annual Compensation @ Top Amount:
                                                        Commiss.
*Commissionable Revenue:                                Revenue  Current Proposed

   Up to $200,000                     30%      10%       200000    60000    68000

   $200,001 - $250,000                30%      30%       250000    75000    83000

   $250,001 - $300,000                30%      31%       300000    90000    98500

   $300,001 - $350,000                30%      32%       350000   105000   114500

   $350,001 - $400,000                30%      33%       400000   120000   131000

   $400,001 - $450,000                30%      34%       450000   135000   148000

   $450,001 & Over                    30%      35%       500000   150000   165500

1.  Commissionable Revenue = Initial Franchise Fees - MBS Computer Fees

2.  Draw is reduced by $500 per month.

3.  50% of all after-tax commissions are credited against the draw.

4. IRS guidelines require us to add a reasonable interest rate on note. We propose 6%.

5. Commissions to remain the same on stores yet to open unders existing contracts. 50% of after-tax commissions to reduce draw.

6.  Receive 5% on sales made by other salesmen.

                                                                  SCHEDULE 3.15


September 27,  1995

To:      Decker Todd/V.P. Finance


                             DEALER INFORMATION

1.) Terms of notes financed/purchased:
         (a) Car Sales & Service/Skipper's Automotive
               (1.) Bulk Purchase; 65% of remaining balance.
               (2.) Point of sale financing; amount financed less $750.00 discount,less $200.00 reserve for losses. (Longer term larger discount). 80% acceptance rate.

         (b) Credit King Used Cars, Inc.
               (1.) Point of sale financing only; 62% of total note (includes interest) less $300.00 reserve for losses. 80% acceptance rate.

         (c) Both dealers have verbally agreed to split losses 50/50 on unlocated vehicles.

2.) Dealers remit payments each week, usually a one week lag time. Payment sheets are faxed to our offices on a daily basis and posted immediately.

3.) Both dealers are on a full recourse program on all repossessed autos. The cash payback is our remaining net investment (cash in deal) plus a $100.00 administrative fee. Should we finance a repossessed vehicle the fee is greater depending on the amount financed of the new deal. Car Sales/ Skipper's will liquidate all repossessions within 90 days. Credit King is allowed to retail or as last resort sell at auction.

4.) Both dealers are responsible for tag and title work. We expect a registration showing Check Express Finance, Inc. as lien holder within 60 days, as the dealers have to wait on some titles from local auctions and are permitted by State law to issue 2 20day temporary tags. There are some exceptions on clouded titles (rejected by Department of Motor Vehicles.)

5.) The only limits of exposure I have enforced is in the number of units financed in a given month. Typically 25 deals per month for each dealer.


Gregg Bacon


Director of Finance

                                                                 SCHEDULE 3.15



STATE OF SOUTH CAROLINA           )
                                  )                         LEASE AGREEMENT
COUNTY OF CHARLESTON              )


This Lease Agreement made and entered into this 17th day of December 1988, by and between CHECKPOINT, INC. (hereinafter referred to as the "Tenant").

                             W I T N E S S E T H

    That the said Landlord hereby lease unto the tenant and the said Tenant does hereby lease from the said Landlord the premises (hereinafter referred to as the "Premises" or the "Leased Premises") known as 2117 Captain Avenue, North Charleston, south Carolina 29405, together with six parking spaces.

    TO HAVE AND TO HOLD the Premises above described on the following terms and conditions:

    1. TERM: The term of this Agreement shall be as follows: Said term to commence on the first (1st) day of January 1989, and to end on the 31st day of December, 1991.

    2. RENT: The tenant shall pay the Landlord a rental of Two Hundred Seventy and No/100 Dollars ($270.00) per month; such rent to be paid in advance on the first (1st) day of each month and not later than the fifth (5th) of each month during the life of this Lease Agreement by the Tenant to the Landlord at 5522 Rivers Avenue.

    3. REPAIR: It is agreed, that the Tenant shall on demand fix any breakage of glass and other injuries done during the Tenant's tenancy to the said premises, or to any fixture or appurtenances, excepting such as are produced by accidental fire or natural decay and that the Tenant shall not make any alterations, additional or improvements on said premises shall be the property of the Landlord and it is agreed that the Tenant shall be responsible for all water, sewer, gas and electrical fees.

    Further, it is agreed that the Landlord shall, at the Landlords expense, keep in repair all gas, electric and heating fixtures, including water pipes and PVC pipes, exterior of Building and roof.

    4. DEFAULT: It is agreed, if default be made in the payment of rent at the time above specified, or if default shall be made in the performance of any of the provisions or agreements herein set forth, or if the Tenant shall become insolvent or vacate the said premises; that then the entire amount of rent that would accrue for the unexpired term shall become due and payable to the Landlord.
    4A. The Tenant shall also pay to the Landlord, in addition to foregoing rent, a deposit of $250.00 payable upon the execution of this Lease Agreement

                                                                  SCHEDULE 3.15



and it shall be lawful for the Landlord to terminate this Lease, and re-enter and forthwith repossess all his right to distrain for all rent that may be due; but the collection by the Landlord of rent for the unexpired term shall entitle the Tenant to all the Tenant's rights under this agreement during the period for which the rent may have been collected.

    5. INSPECTION: It is agreed that the Landlord shall have the right at the Landlord's pleasure at reasonable hours, to enter said property either in person or by the Landlord's Agent, and also that the destruction of said property by fire shall terminate this Agreement.

    6. TERMINATION: The Tenant may terminate this Lease Agreement at any time upon giving the Landlord thirty (30) days written notice of Tenant's intention to surrender the Premises and terminate this Agreement. If property is sold, specifically Checkpoint, Inc. shall have the right to terminate this Lease Agreement upon thirty days written notice.

    7. WAIVER: It is agreed that the terms of the foregoing Lease Agreement shall not be varied or modified without the consent of the parties hereto in writing.

    IN WITNESS WHEREOF; the said parties have hereunto set their hands and seals this 17th day of December 1988.



             /s/  Julie Miller                                 /s/
             -------------------------------                   ----------------------------------
                  WITNESS                                      Checkpoint, Inc. (Landlord)



             /s/  Julie Miller                                 /s/  Harold Holliday, Jr.
             -------------------------------                   -----------------------------------
                  WITNESS                                      Harold Holliday, Jr. (Tenant)

                                                                  SCHEDULE 3.15


[LOGO]  CHECK EXPRESS(R) INC.
        101 East Kennedy Boulevard
        Suite 3800
        Tampa, Florida 33602

VIA  FACSIMILE




October 10, 1995





Stephanie McVay
Fax Number:  (214) 999-4667

Dear Stephanie:

I have spoken with our Western Union account rep, Paul Cole, to try to get clarification on our existing contracts with them. Paul explained that all company owned locations opened between 1984 and 1991 will have an Agency Agreement, all of which are exactly the same except of course, they have various contract dates.

Each of these Agency Agreements will have two amendments and an addendum dated June 1991. The first amends paragraphs 9b and 9d to eighteen percent and three dollars and fifty cents, respectively. The second amendment outlines the Guaranteed Growth Plan that is currently in effect. The addendum relates to this second amendment and extends the commissions set forth in the first amendment to all Check Express locations whether company owned or franchised.

All stores that have opened since June 1991 have been included by amendment under the original Agency Agreement dated October 15, 1984. This was the agreement for our N. Florida avenue location.

Paul verified that the Agency Agreement (or contract) we have with them has not changed, except by the mentioned amendments, since the signing of the original Agency Agreement in 1984.

If you have any questions or would like additional information please call me at (813) 223-3338.

Sincerely,



/s/ Karen K. Murin
------------------
Karen K. Murin

                                                                  SCHEDULE 3.15



                      Equipment Lease for Hubert Rhoden

                                                     Estimated
Equipment          Original Price                  Current Value             Lease Price/Month
---------          --------------                  -------------             -----------------
Datarace Mux           $1100                          $720                        $30
Datarace Mux           $1100                          $720                        $30
UDS Modem              $ 650                          $400                        $20
UDS Modem              $ 650                          $400                        $20
Card Printer           $ 425                          $250                        $10
Report Printer         $ 500                          $150                        $10
Backup Battery         $ 150                          $100                        $ 5

Total Lease Cost Per Month $125

After three month lease period, January - March 1995, each individual piece of equipment may be purchased for its estimated current value less the lease payment received, continued to be leased at the lease price, or returned to Check Express.

                                                                   SCHEDULE 3.16
                                                                October 12, 1995
                                                                          Page 1

[ ]     LITIGATION AND GOVERNMENT CLAIMS


CHECK EXPRESS, INC.:

Mechanics lien associated with construction of store 506; Belton Enterprises, Inc. v. Mahrdt Properties, Inc.


INTELLECTUAL PROPERTY CLAIMS
Bruce E. O'Connor at Christensen, O'Connor, Johnson, Kindness

Company as Plaintiff:

              Check Express, Inc.                       v.                           Check Express of Waco, Texas

                                                        v.                           Check Express USA, Inc. and Hanan
                                                                                     Hassan  Hosni Ali

                                                        v.                           Island Check Express, Inc./Manny
                                                                                     Levy

                                                        v.                           Soto Enterprises
                                                                                     Check 'N' Cash Express and Edward
                                                                                     Soto

                                                        v.                           Union Federal Savings Bank of
                                                                                     Indianapolis

              Check-X-Change                            v.                           Pawn X-Change, Inc.


Claim by Mr. Magorien, a Check-X-Change Corporation franchisee, that Check-X-Change Corporation breached the franchisee agreement by and between these parties, primarily failing to properly support Check-X-Change franchises in the Tampa, Florida area. The parties have reached a settlement, under which Mr. Magorien will pay $17,000 to be released from his obligations under the franchise agreement, return all Check-X-Change documentation, cease using the Check-X-Change name, but remain in business as an independent competitor.

Claim by Zinnvest, a Check-X-Change Corporation franchisee, that Check-X-Change has not properly supported the Check-X- Change franchises in its area whereby Zinnvest has threatened to sue and stop paying monthly franchise royalties to Check-X-Change. On or about August 15, 1995, Check-X-Change requested that Zinnvest explain in detail its complaints, and in particular,

                                                                   SCHEDULE 3.16
                                                                October 12, 1995
                                                                          Page 2


identify any alleged defaults by Check-X-Change. The request also asked that Zinnvest propose a buy/sell price that it would either sell its business to Check-X-Change, or buy a release from its franchise obligations from Check-X-Change. Zinnvest is preparing a response to these inquiries. We can not predict whether this dispute will be settled or litigation may follow.

Notice of Court-Ordered Mediation Conference for resolution of pending small claims action concerning Tampa Bay Telephone Company, Plaintiff, vs. Check Express, Inc., Defendant, in the County Court for Hillsborough County, Florida, Civil Division, court case number: 95 010636 SC, Division: H. The Order Referring Parties to Mediation of Small Claims Action as issued by the County Court for Hillsborough County, Florida, Civil Division on August 24, 1995 indicates, "It appearing on the pleadings that the above-captioned case is a contested civil action where the amount in controversy does not exceed $2,500, exclusive of costs, interest, and attorney's fees;..."

The Company and the Subsidiaries are engaged from time to time as plaintiff in small claims court litigation relating to collection of returned checks.

Claim by Mary Alice Mainini, a Check Express USA, Inc. franchisee, that the Company has materially breached the Franchise Agreement

Litigation was threatened against the Company by William A. Dudley-Cash and Edna F. Cash-Dudley, a former Check-X-Change Corporation franchisee located in Stockton, California. The former franchisee asserted a demand for contract damages and a return of all franchise fees paid to Check-X-Change Corporation because of an alleged encroachment of their exclusive territory by Check Express Florida, Inc. To the best of our knowledge, no lawsuit has been filed or is pending in connection with this matter.

The Company currently holds in its possession judgements in favor of Check-X-Change Corporation for damages and other amounts due to be recovered from three former franchisees. The Company has recorded these judgements as receivables pending collection of amounts due thereunder. Each judgement includes a stipulation of confidentiality.

Check Express Florida, Inc. ("CEF"), one of the Subsidiaries, acquired Selann, Inc. and Selann #2, Inc. ("Selann") by way of two mergers in December 1993. It was subsequently discovered that Selann allegedly had owed a third party ("Tracey") up to $100,000, and that Tracey in turn owed a fourth party ("Echelson") a sum of money. Echelson brought an action to garnish any payment from CEF, as successor to Selann, to Tracey. Certain affiliates of Selann, not affiliated with the Company, also were named as garnishees in that action.
Such affiliates of Selann have acknowledged that they are the parties properly liable to Tracey. Accordingly the court hearing the matter determined, among other things, that CEF is not liable in the matter. Portions of that order are being appealed by plaintiffs, but as of yet there has been no challenge of the court's determination that CEF is not liable in the matter. The former sole stockholder of Selann

                                                                   SCHEDULE 3.16
                                                                October 12, 1995
                                                                          Page 3


("Selka") is obligated to indemnify the Company for any loss, including attorney's fees, that the Company may incur in this matter.

A franchisee of Check-X-Change Corporation, Joe Lauricella, unilaterally stopped paying monthly royalty payments during 1995. The Company has not yet determined whether or not it will be necessary to take legal action to enforce this franchisee's performance under the franchise contract. However, the Company will take legal action if necessary.

One of the Subsidiaries, Peterlyn, Inc., has been notified of the findings of an examination performed by the State of Washington Department of Financial Institutions with respect to the six company owned check cashing locations licensed thereby. Included in the findings reported is an apparent violation of RCW 31.45.050(2) which states in part "If a licensee intends to close an existing place of business, or to relocate an existing place of business, the licensee shall provide written notification to the director no less than thirty days before the proposed establishing, closing, or moving of a place of business." The finding indicates that the Licensee (Peterlyn, Inc.) violated this provision with respect to the closing of the 13028 Aurora Avenue N. location and moving of this business to a new location, 13754- A Aurora Ave. N. The findings indicate that the Licensee may be required to pay a penalty of $19,100.00, and to apply for a license for the new location. A written response to all the findings was sent to the Director of Financial Institutions dated September 28, 1995, and included a request to waive the proposed penalty.

                                                                   SCHEDULE 3.17
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 1


[ ]      NECESSARY APPROVALS AND CONSENTS


LICENSES AND PERMITS:

The following licenses and permits require written notification in the event of a change in control of the Company in order to avoid a condition of non-compliance:

CHECK EXPRESS, INC.

                                                                                     Time  for
         State   License                          Contact                            Notification
         -----   -------              -------------------------------                ------------
         FL      Check Casher              Judy Graham                               Within 15 Days
                                           State of Florida                          and must apply
                                           Division of Banking                       for a new license
                                           The Capitol, Suite 1401                   immediately.*
                                           Tallahassee, FL 32399-0350
                                           (904) 487-1410

* I spoke to Pam Henley on 10/19/95. The notice requirement for the check cashing portion of the license is the same as the money transmitter portion. Part I chapters (money transmitter) supercede Part III (check cashing) so the fifteen day notification requirement applies to both check cashing and money orders.


         FL      Money Transmitter         Judy Graham                               Within 15 Days
                                           State of Florida                          and must apply for
                                           Division of Banking                       a new license immediately.
                                           The Capitol, Suite 1401
                                           Tallahassee, FL 32399-0350
                                           (904) 487-1410

         IN      Check Casher              Mark Tarpey                               *
                                           State of Indiana
                                           Dept. of Financial Inst.
                                           402 W. Washington Street
                                           Room W-066
                                           Indianapolis, IN 46204
                                           (317) 232-3955


                                                                   SCHEDULE 3.17
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 2


* The Act does not specifically address notification requirements. I spoke with Kent Sager on 10/19/95. He states that the license is not transferable so essentially the current license is void with a change of control. The new owners must apply immediately for their own license.

         IN      Money Transmitter         Mark Tarpey                               Within 15 Days
                                           State of Indiana                          and apply for new
                                           Dept. of Financial Inst.                  license immediately.
                                           402 W. Washington Street
                                           Room W-066
                                           Indianapolis, IN 46204
                                           (317) 232-3955

CHECK EXPRESS FINANCE, INC.

                                                                                     Time  for
         State   License                          Contact                            Notification
         -----   -------                   --------------------------                ------------
         FL      Sales Finance             Gerald Lewis                            *
                                           State of Florida
                                           Office of the Comptroller
                                           The Capitol
                                           Tallahassee, FL 32399-0350
                                           (904) 488-0370
                                           or (904) 487-2583

* The Florida Retail Installment Sales Act does not specifically address a change of control. However, it is our opinion that notice of change of control should be given.

         FL      Consumer Finance          Gerald Lewis                              Immediate
                                           State of Florida
                                           Office of the Comptroller
                                           The Capitol
                                           Tallahassee, FL 32399-0350
                                           (904) 488-0370
                                           or (904) 487-2583

                                                                   SCHEDULE 3.17
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 3


                   Licensed locations:



                   License                                        Number                      Effective          Expiration
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #203                 CF 593206802 006            01/03/95           12/31/96
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #253                 CF 593206802 005            01/03/95           12/31/96
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #207                 CF 593206802 004            01/03/95           12/31/96
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #228                 CF 593206802 007            01/03/95           12/31/96
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #218                 CF 593206802 002            01/03/95           12/31/96
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #201                 CF 593206802 003            01/03/95           12/31/96
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #210                 CF 593206802 001            01/03/95           12/31/96
                   --------------------------------------------------------------------------------------------------------
                   Consumer Finance License, #206                 CF 593206802 008            01/31/95           12/31/96
                   --------------------------------------------------------------------------------------------------------




CHECK EXPRESS FINANCE #1


                                                                                     Time  for
         State   License                          Contact                            Notification
         -----   -------                   --------------------------                ------------
         FL      Sales Finance             Gerald Lewis                                   *
                                           State of Florida
                                           Office of the Comptroller
                                           The Capitol
                                           Tallahassee, FL 32399-0350
                                           (904) 488-0370
                                           or (904) 487-2583

* The Florida Retail Installment Sales Act does not specifically address a change of control. However, it is our opinion that notice of change of control should be given.

                                                                   SCHEDULE 3.17
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 4


PETERLYN, INC.

                                                                                     Time for
         State   License                          Contact                          Notification
         -----   -------                   -----------------------------           ------------
         WA      Check Cashing             Ed Burgert                              Within 30 Days
                 with Small Loan           State of Washington
                 Endorsement               Department of Financial Inst.

                                      Division of Consumer Services
                                      P.O. Box 41202
                                      Olympia, WA 98504-1202
                                      (206)  664-8615

                   Licensed locations:

                   Store #    Address                                     City                  Zip             Certificate #
                   ----------------------------------------------------------------------------------------------------------
                     101      14615 1st Ave. So.                          Burien                98168               94-002
                   ----------------------------------------------------------------------------------------------------------
                     102      2632 So. 38th Street                        Tacoma                98406               94-004
                   ----------------------------------------------------------------------------------------------------------
                     103      13754-A Aurora Ave. N.                      Seattle               98133               94-003
                   ----------------------------------------------------------------------------------------------------------
                     106      10519 Bridgeport Way SW                     Tacoma                98499               94-006
                   ----------------------------------------------------------------------------------------------------------
                     107      10707 Pacific Ave., Ste D                   Tacoma                98444               94-007
                   ----------------------------------------------------------------------------------------------------------
                     108      6302 6th Avenue                             Tacoma                98406               94-008
                   ----------------------------------------------------------------------------------------------------------




CHECK EXPRESS SOUTH CAROLINA, INC.

                                                                                     Time  for
         State   License                          Contact                            Notification
         -----   -------                   -------------------------------           ------------
         IN      Loan                      Mark B. Tarpey                                *
                                           Dept. of Financial Institutions
                                           402 W. Washington Street
                                           Room W-066
                                           Indianapolis, IN 46204
                                           (317) 232-3955

                                                                   SCHEDULE 3.17
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 5


* The Act does not specifically address notification requirements. I spoke with Kent Sager on 10/19/95. He states that the license is not transferable so essentially the current license is void with a change of control. The new owners must apply immediately for their own license.


                   Store #     Address                                    City                  Zip             License #
                   ------------------------------------------------------------------------------------------------------
                   501         5061 E. 38th Street                        Indianapolis          46218           1317
                   ------------------------------------------------------------------------------------------------------
                   503         2435 N. Sherman Drive                      Indianapolis          46218           1317
                   ------------------------------------------------------------------------------------------------------
                   506         2620 S. Madison Avenue                     Indianapolis          46225           1317
                   ------------------------------------------------------------------------------------------------------



UNIFORM FRANCHISE OFFERING CIRCULARS

See attached Check Express USA, Inc. Change in Offering Materials Due to a Change in Control of Franshiser.


INSTRUMENTS EVIDENCING INDEBTEDNESS

The following instruments evidencing indebtedness require prior written consent upon a change in control of Check Express, Inc. in order to not create a condition of default thereunder. Requests for consent should be addressed as indicated for each respective lender.

SOUTHTRUST BANK OF WEST FLORIDA

Mr. David M. Vosen
SouthTrust Bank of West Florida
150 Second Avenue North
P.O. Box 15708
St. Petersburg, Florida 33733

1. Installment Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. in the amount of $650,000, dated August 31, 1995.
2. Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $880,000 dated February 10, 1994.
3. Term Mortgage Loan Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $106,000 dated May 18, 1993.
4. Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $270,000 as corrected effective January 4, 1993.

                                                                   SCHEDULE 3.17
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 6


5. Clean Irrevocable Letter of Credit number 95-12 issued on May 10, 1995 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.
6. Clean Irrevocable Letter of Credit number 94-07 issued on March 14, 1994 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.


SEATTLE-FIRST NATIONAL BANK

Ms. Christine Bomgardner
Seafirst Bank
Bellevue Financial Center
10500 Northeast Eighth Street
Suite 500
Bellevue, Washington 98009

Line of Credit provided by Seattle-First National Bank to Peterlyn, Inc. dated April 26, 1995 and expiring April 30, 1996 in the amount of $200,000.


SOUTHERN COMMERCE BANK

Mr. Tom Wilson
Southern Commerce Bank
P.O. Box  310107
Tampa, Florida 33680

1. Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $500,000 dated December 28, 1994.
2. Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $400,000 dated April 11, 1995.
3. Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $200,000 dated July 6, 1995.


REPUBLIC BANK

Republic Bank
Attention: President
111 2nd Avenue NE
St. Petersburg, Florida 33701

                                                                   SCHEDULE 3.17
                                                                         REVISED
                                                                OCTOBER 20, 1995
                                                                          Page 7


with a copy to:

Fisher & Sauls, P.A.
Attention: Kenneth E. Thornton
100 Second Avenue South
Suite 701
St. Petersburg, Florida 33701

Term Promissory Note Payable to Republic Bank by Check Express Finance, Inc. in the amount of $500,000 dated August 31, 1995.


OTHER CONTRACTS

The following other contracts require written notification of a change in control or ownership of the Company or the Subsidiaries:

The Retailer Contract by and between The Florida Department of the Lottery ("Lottery") and Check Express Florida, Inc. d/b/a Check Express whose business address is 8207 N. Florida Ave., Tampa, FL 33604 ("Retailer") for the sale of lottery tickets for instant games only and only at the location given above, requires the Retailer to immediately notify the Lottery in writing of pending changes in ownership, changes of partners, corporate officers or directors.


STORE LEASES:

See attached Landlord Contact List for store leases requiring consent.



The employment contract by the Company with Larry F. Lang includes provisions requiring written consent, notification, or other conditions be met in order to avoid a condition of default thereunder.

The consummation by the Company of the transaction contemplated by this Agreement will require the approval of the shareholders of the Company.

                                                                   SCHEDULE 3.17





                           CHECK EXPRESS USA, INC.
                         CHANGE IN OFFERING MATERIALS
                   DUE TO A CHANGE IN CONTROL OF FRANCHISER




======================================================================================================
                                   POST-EFFECTIVE
                                     AMENDMENT
    STATES                           REQUIRED               TIME FOR FILING                      FEE
------------------------------------------------------------------------------------------------------
  California                            Yes                 Promptly                           $ 50.00
------------------------------------------------------------------------------------------------------
  Illinois                              Yes                 Upon Occurrence                    $100.00
------------------------------------------------------------------------------------------------------
  Indiana                               Yes                 Promptly                           $ 50.00
------------------------------------------------------------------------------------------------------
  Maryland                              Yes                 Promptly                           $100.00
------------------------------------------------------------------------------------------------------
  Minnesota                             Yes                 Within 30 days                     $100.00
------------------------------------------------------------------------------------------------------
  New York                              Yes                 Upon Occurrence                    $150.00
------------------------------------------------------------------------------------------------------
  North Dakota                          Yes                 Promptly                           $ 50.00
------------------------------------------------------------------------------------------------------
  Rhode Island                          Yes                 Promptly                           $ 50.00
------------------------------------------------------------------------------------------------------
  South Dakota                          Yes                 Within 30 days                     $ 50.00
------------------------------------------------------------------------------------------------------
  Virginia                              Yes                 Upon Occurrence                    $100.00
------------------------------------------------------------------------------------------------------
  Washington                            Yes                 ASAP but before a sale             $100.00
------------------------------------------------------------------------------------------------------
  Wisconsin                             Yes                 Within 30 days                     $200.00
======================================================================================================


         For all states, provide a cover letter, facing page, verification, sales agent disclosure (due to addition of a new sales agent), filing fee check, and, unless otherwise noted, one clean copy and one black-lined copy of the changed pages. See following sheets for additional information.

                                                                   SCHEDULE 3.17





California

Post-Effective Amendment Fee - $50.00
         (payable to California Commissioner of Corporations)

         (no unmarked copies, one black-lined copy)

File No. 998 1379

Contact:         Raymond F. Burg
                 Senior Corporations Counsel
                 Department of Corporations
                 1350 Front Street
                 San Diego, California 92101-3697
                 (619) 525-4044 (direct line)
                 (619) 525-4045 (fax)

                                                                   SCHEDULE 3.17





Illinois

Post-Effective Amendment Fee - $100.00
         (payable to State of Illinois)

         (if repagination, provide entire document)

File No. 94F575

Contact:         Christina M. Saunderson
                 Chief, Franchise Division
                 500 South Second Street
                 Springfield, Illinois 62706
                 (217) 782-2538

                                                                   SCHEDULE 3.17





Indiana

Post-Effective Amendment Fee - $50.00
         (payable to Indiana Securities Division)


File No. 94-0279RN

Contact:         Indiana Securities Division
                 Franchise Section
                 302 W. Washington Street
                 Room E111
                 Indianapolis, Indiana 46204
                 (317) 232-6681
                 (317) 232-6697 Mary Ann Tippett
                 (317) 232-6685 Tiffany Hemmer

                                                                   SCHEDULE 3.17





Maryland

Post-Effective Amendment Fee - $100.00
         (payable to Office of Attorney General of Maryland)


File No. FR910258

Contact:         Office of the Attorney General
                 Maryland Division of Securities
                 Attn: Franchise Section
                 200 St. Paul Place, 20th Floor
                 Baltimore, Maryland 21202
                 (410) 576-6360
                 Peggy Jones, Franchise Examiner

                                                                   SCHEDULE 3.17





Minnesota

Post-Effective Amendment Fee - $100.00
         (payable to Minnesota Department of Commerce)

File No. F-1978

Contact:         State of Minnesota
                 Department of Commerce
                 133 East Seventh Street
                 St. Paul, Minnesota 55101
                 (612) 296-6328
                 (612) 296-4328 (fax)

                                                                   SCHEDULE 3.17





New York

Post-Effective Amendment Fee - $150.00
         (payable to New York State Dept. of Law)

File No. F94-0119

Contact:         New York State Department of Law
                 Bureau of Investor Protection and Securities
                 120 Broadway, 23rd Floor
                 New York, New York 10271
                 (212) 416-8211
                 (212) 416-8816 FAX

                 (212) 416-8233 - Eric Zanier

                                                                   SCHEDULE 3.17





North Dakota

Post-Effective Amendment Fee - $50.00
         (payable to North Dakota Securities Commissioner)


File No. - N.A.

Contact:         Ms. Jocelyn Smith Whitley
                 Franchise Examiner
                 600 East Boulevard, 5th Floor
                 Bismarck, North Dakota 58505
                 (701) 328-4712

                                                                   SCHEDULE 3.17





Rhode Island

Post-Effective Amendment Fee - $50.00
         (payable to General Treasurer of Rhode Island)


File No. 92-0245 RN

Contact:         Rhode Island Division of Business Regulations
                 Division of Securities
                 100 North Main Street
                 Providence, Rhode Island 02903
                 (401) 277-3048
                 Ms. Martha Reynolds/Mr. Tom Corrigan

                                                                   SCHEDULE 3.17





South Dakota

Post-Effective Amendment Fee - $50.00
         (payable to South Dakota Securities Division)

         (one black-lined copy only)

File No. 1135

                 Express Deliveries:
Contact:         Mr. Joe Bjerke, Franchise Administrator
                 Division of Securities
                 500 West Capitol Avenue
                 Pierre, South Dakota 57501-5070

                 Regular Mail:
                 Director, Division of Securities
                 c/o 118 West Capitol Avenue
                 Pierre, South Dakota 57501-5070
                 (605) 773-4823
                 (605) 773-5953 (fax)

                                                                   SCHEDULE 3.17





Virginia - Renewal - Due 6/21/96

Post-Effective Amendment Fee - $100.00
         (payable to Treasurer State of Virginia)


File No. 758

Contact:         State Corporation Commission
                 Division of Securities and Retail Franchising
                 1300 East Main Street, 9th Floor
                 (Post Office Box 1197, Zip 23209)
                 Richmond, Virginia 23219
                 (804) 371-9051

                                                                   SCHEDULE 3.17





Washington

Post-Effective Amendment Fee - $100.00
         (payable to Treasurer, State of Washington)


Permit No. F-02197

                 Express deliveries:
Contact:         Department of Licensing
                 General Administration Building
                 Securities Division - 3rd Floor West
                 210 11th Street, SW
                 Olympia, Washington 98504

                 Regular mail:
                 Department of Licensing
                 Securities Division
                 Post Office Box 9033
                 Olympia, Washington 98507-9033
                 (360) 902-8760

                                                                   SCHEDULE 3.17





Wisconsin

Post-Effective Amendment Fee - $200.00
         (payable to State of Wisconsin)

File No. 288622-71

Contact:         Office of the Commissioner of Securities
                 111 East Wilson Street, Fourth Floor
                 Post Office Box 1768
                 Madison, Wisconsin 53701
                 (608) 266-3364 (Marjorie Sandee)
                 (608) 266-1365 (Kathy Denton)
                 (608) 266-8559 (James R. Fischer)
                 (608) 256-1259 (fax)

                                                                  SCHEDULE 3.17


LANDLORD CONTRACT LIST

The following leases for real property require the Tenant to obtain written consent of Landlord in the event of a change in ownership or control of the Tenant in order to avoid a condition of default under the lease:

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 101                                Lessee:        Peterlyn, Inc.
14615 1st Ave. So.                               Lessor:        Steven J. Kipper and Resing M. Kipper,
Burien, WA 98168                                                Trust, Steven J. Kipper, Jr., Trustee

Send notice to:               Steven J. Kipper, Trustee
                              1310 W. Beaver Lake Dr. S.E.
                              Issaquah, WA 98027

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 102                                Lessee:        Peterlyn, Inc.
2632 So. 38th Street                             Lessor:        38th and Pine Associates
Tacoma, WA 99406

Send notice to:               38th & Pine Associates c/o IPNW Corp.
                              Plaza 600 Bldg., Suite 1600
                              Seattle, WA 98101
                              ATTN: Stanley L. Siddell

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 103                                Lessee:        Peterlyn, Inc.
13754-A Aurora Ave. N.                           Lessor:        Tae Won and Pun Im Kang, Husband and
Seattle, WA 98133                                               Wife

Send notice to:               Tae Won & Pun Im Kang
                              13749 Midvale Ave. North
                              Seattle, WA 98133
Remit to:                     13754 Aurora Ave. N. #R
                              Seattle, WA 98133

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 106                                Lessee:        Peterlyn, Inc.
10519 Bridgeport Way S.W.                        Lessor:        Bank of California, N.A.
Tacoma, WA 98499

Send notice to:               Bank of California
                              910 Fourth Avenue
                              Seattle, WA 98114
Remit to:                     Commercial Associates
                              P.O. Box 98012
                              Tacoma, WA 98499


--------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 107                                Lessee:        Peterlyn, Inc.
10707 Pacific Ave., Suite D                      Lessor:        M.L.G. Inc., a Washington Corporation
Tacoma, WA 98444

Send notice to:               M.L.G. Inc.
                              17608 15th Place W.
                              Lynnwood, WA 98037
Remit to:                     MLG, Inc.
                              8600 Lake City Way NE
                              Seattle, WA 98115

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 201                                Lessee:        Check Express, Inc.
8207 N. Florida Avenue                           Lessor:        Tampa Plaza Associates
Tampa, FL  33604

Send notice to:               Tampa Plaza Associates
                              161 North concord Exchange, Suite 310
                              South St. Paul, MN 55075
Remit to:                     Tampa Plaza Associates Ltd.
                              Vermillion State Bank
                              Mail Station #4000
                              P.O. Box 31
                              Vermillion, MN 55085-0031

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 206                                Lessee:        Check Express, Inc.
2509 E. Colonial Drive                           Lessor:        Jamerson Investments
Orlando, FL 32803

Send notice to:               Jamerson Investments
                              2517 E. Colonial Dr.
                              Orlando, FL 32803
Remit to:                     P.O. Box 11097
                              Orlando, FL 32803

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 207                                Lessee:        Check Express Florida, Inc.
2940 34th Street So.                             Lessor:        CBL/34th Street St. Petersburg Limited
St. Petersburg, FL 33711                                        Partnership by CBL Management, Inc.,
                                                                General Partner

Send notice to:               CBL Management
                              6148 Lee Hwy.
                              Chattanooga, TN 37421
Remit to:                     6148 Lee Highway
                              One Park Place
                              Chattanooga, TN 37421
                              Attn: Ms. Mona James

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 223                                Lessee:        Check Express Florida, Inc.
2520 S. Semoran Blvd.                            Lessor:        Stephen J. LaFreniere, As Receiver
Orlando, FL 32822

Send notice to:               LAT Purser Florida, Ltd. Acting as agent for Landlord
                              P.O. Box 940098
                              Maitland, Florida 32794-0098

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 224                                Lessee:        Check Express Florida, Inc.
2532-B Bearss Ave.                               Lessor:        University Commercial Center LTD.
Tampa, FL 33613

Send notice to:               University Commercial Center
                              1717 E. Fowler Ave.
                              Tampa, FL 33612-5523
Notice to landlord required immediately.  Landlord can terminate lease with 90 days notice.

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 226                                Lessee:        Check Express, Inc.
4712 S. Orange Blossom Trail                     Lessor:        H. Ames Richards, Jr.
Orlando, FL 32795

Send notice to:               H. Ames Richards, Jr.
                              41 Long Close Rd.
                              Stamford, CT 06902
Remit to:                     P.O. Box 1208
                              Winter Park, FL 32790

---------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 242                                Lessee:        Check Express Florida, Inc.
6851 Hwy. 17-92 So.                              Lessor:        Developers Diversified Realty Corporation
Fern Park, FL 32730

Send notice to:               Developers Diversified Realty Corporation
                              34555 Chagrin Blvd.
                              Moreland Hills, OH 44022-8022
Remit to:                     34555 Chagrin Blvd.
                              P.O. Box 8022
                              Chagrin Falls, OH 44022

----------------------------------------------------------------------------------------------------------------
CHECK EXPRESS 253                                Lessee:        Check Express Florida, Inc.
3254 Central Avenue Inc.                        Lessor:         Central Plaza Central, Ltd. Partnership
St. Petersburg, FL 33712

Send notice to:               Central Plaza Central, Ltd. Partnership c/o Amned Properties
                              10549 N. Florida Ave., Suite K
                              Tampa, FL 33612

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 501                                Lessee:        Check Express South Carolina, Inc.
5061 E. 38th Street                              Lessor:        Bodner Properties 3
Indianapolis, IN 46218

Send notice to:               The Bodner Companies
                              10455 North College Avenue
                              Indianapolis, IN 46280

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 503                                Lessee:        Check Express South Carolina, Inc.
2435 N. Sherman Drive                            Lessor:        Simon Property Group L.P.
Indianapolis, IN 46218

Send notice to:               Simon Property Group L.P.
                              115 West Washington St.
                              Indianapolis, IN 46204
Remit to:                     P.O. Box 2004
                              Indianapolis, IN 46255

-----------------------------------------------------------------------------------------------------
CHECK EXPRESS 508                                Lessee:        Check Express South Carolina, Inc.
3801 Lafayette Rd.                               Lessor:        Howard F. Foltz, Jr.
Indianapolis, IN 46254

Send notice to:               Howard F. Foltz, Jr. c/o Harding, Dahm & Company, Inc.
                              10293 North Meridian St., Suite 150
                              Indianapolis, IN 46290

-----------------------------------------------------------------------------------------------------
First Amendment to:
Check Express F1105                              Lessee:        Check-X-Change, Inc.
2625 Piedmont Road                               Lessor:        The Mutual Life Insurance
Atlanta, GA                                                     Company of New York

Send notice to:               The Mutual Life Insurance Company of New York
                              c/o ARES Realty Capital, Inc.
                              5775-E Glenridge Drive, Suite 100
                              Atlanta, GA 30328
                              Attn: Vice President - Real Estate
With copy to:                 Withrow, McQuade & Olsen
                              3379 Peachtree Road, N.E.
                              Suite 970
                              Atlanta, GA 30326
                              Attn: Steven J. Olsen, Esq.

Requires prompt written notification upon change in control, and Landlord may terminate by giving Tenant thirty (30) days prior written notice of such termination.

                                                                   SCHEDULE 3.18
                                                                October 12, 1995

[ ]      LICENSES AND PERMITS

CHECK EXPRESS, INC.

  License                                       Number                     Effective         Expiration
  Money Transmitter - Indiana                   0222                       4/14/94           Annual Renewal

  Check Casher - Indiana                        0024                       4/14/94           Annual Renewal

  Check Casher - Florida                        Applied For*

  Money Transmitter - Florida                   Applied For*


*The Florida Comptrollers Office has informed the Company that it has extended the date for a decision on the Company's application until November 20, 1995, due to its concern with certain issues relating to one of the Company's directors and due to the pending transaction contemplated herein.


CHECK EXPRESS #1, INC.

  License                                       Number                     Effective         Expiration
  City of Tampa - Occupational                  95013486                   09/01/94          09/30/95

CHECK EXPRESS FINANCE, INC.


  License                                       Number                     Effective         Expiration
  Sales Finance Company                         SF 593275691 000           12/31/94          12/31/95

  Sales Finance Company                         SF 593206802 000           01/13/94          12/31/95

  Consumer Finance License, #203                CF 593206802 006           01/03/95          12/31/96

  Consumer Finance License, #253                CF 593206802 005           01/03/95          12/31/96

  Consumer Finance License, #207                CF 593206802 004           01/03/95          12/31/96

  Consumer Finance License, #228                CF 593206802 007           01/03/95          12/31/96

  Consumer Finance License, #218                CF 593206802 002           01/03/95          12/31/96

  Consumer Finance License, #201                CF 593206802 003           01/03/95          12/31/96

  Consumer Finance License, #210                CF 593206802 001           01/03/95          12/31/96

  Consumer Finance License, #206                CF 593206802 008           01/31/95          12/31/96


                              LICENSES AND PERMITS

PETERLYN, INC.

                               STATE OF WASHINGTON                     SMALL                        CITY
                                 DEPT. OF FINANCE                      LOAN                       BUSINESS
 STORE #      ADDRESS             CERTIFICATE #      EXPIRATION     ENDORSEMENT     CITY          LICENSE #     EXPIRATION
  101    14615 1st Avenue So         94-002           05/12/99        10/2/95       Burien       Not required
  102    2632 So 38th Street         94-004           05/12/99        10/2/95       Tacoma       T-74005        01/01/96
  103    13754-A Aurora Ave N        94-003           05/12/99        10/2/95       Seattle      156566         12/31/95
  106    10519 Bridgeport Way SW     94-006           08/08/99        10/2/95       Tacoma       Not required - outside city limits
  107    10707 Pacific Ave, Suite D  94-007           08/08/99        10/2/95       Tacoma       Not required - outside city limits
  108    6302 6th Avenue             94-008           08/08/99        10/2/95       Tacoma       T-74005        01/01/96

CHECK EXPRESS FLORIDA, INC.

                                       STATE OF FLORIDA                              COUNTY
                                       DEPT. OF REVENUE                            OCCUPATIONAL
 STORE #       ADDRESS                  CERTIFICATE #               COUNTY          LICENSE #        YEARLY FEE    EXPIRATION
   201    8207 N Florida Ave            39-22-155660-61          Hillsborough      10544.0001(5)         $22       09/30/95
   203    1628 Gulf-to-Bay Blvd.        62-02-167240-61            Pinellas          028286-3            $11       09/30/95
   206    2509 E Colonial Dr            58-12-127621-14             Orange         3400-005-1835         $75       09/30/95
   207    2940 34th Street S            62-15-167241-61            Pinellas          028290-5            $11       09/30/95
   208    1415 N Armenia Ave            39-22-155661-61          Hillsborough      11764.0000(8)         $22       09/30/95
   210    4001 E Hillsborough           39-22-155662-61          Hillsborough      17091.0000(0)         $22       09/30/95
   216    820 3rd Avenue So             62-15-167244-61            Pinellas          028289-7            $11       09/30/95
   218    5561 Park Blvd                62-13-167245-61            Pinellas          028288-9            $11       09/30/95
   220    2355-B W Hillsborough         39-22-155664-61          Hillsborough      11764.0000(8)         $22       09/30/95
   223    2520 S. Semoran Blvd.        Store not open yet
   224    2532-B Bearss Ave.            39-22-170009-66          Hillsborough      11916.0000(4)         $22       09/30/95
   226    4712 S. Orange Blossom Tr.   Store not open yet
   228    1335 Brandon Blvd, #F         39-00-170012-66          Hillsborough      12282.0000(0)         $22       09/30/95
   229    1711-B N 50th Street          39-22-155665-61          Hillsborough      12022.0000(0)         $22       09/30/95
   238    5526 66th Street N            62-15-167249-61            Pinellas          028282-2            $11       09/30/95
   241    5701 Edgewater Dr             58-12-127619-14             Orange         3400-0105304          $75       09/30/95
   242    6851 Hwy 17-92 S              69-00-049264-14            Seminole           047114           $16.50      09/30/95
   248    3921 N Florida Ave                                     Hillsborough      34867.0000(2)         $22       09/30/95
   253    3254 Central Ave              62-15-181820-66            Pinellas          074998-6            $11       09/30/95

                                   CITY
                                OCCUPATIONAL
 STORE #           CITY          LICENSE #                                 YEARLY FEE                   EXPIRATION
   201            Tampa            030497                             $153.75 + $15 each worker          09/30/95
   203         Clearwater          07564                                       $100                      09/30/95
   206           Orlando         95-002321                                    $92.50                     09/30/95
   207       St. Petersburg        11886                                        $89                      09/30/95
   208            Tampa            015045                               $110 + $15 each worker           09/30/95
   210            Tampa            020685                               $110 + $15 each worker           09/30/95
   216       St. Petersburg         4253                                        $89                      09/30/95
   218        Pinellas Park      95-00069252                                   $200                      09/30/95
   220            Tampa            013788                               $260 + $15 each worker           09/30/95
   223
   224            Tampa          Not required - outside city limits
   226
   228           Brandon         Not required
   229            Tampa            003189                               $110 + $15 each worker           09/30/95
   238       St. Petersburg      Not required - outside city limits
   241           Orlando         Not required - outside city limits
   242          Fern Park        Not required
   248            Tampa            026739                               $110 + $15 each worker           09/30/95
   253       St. Petersburg        29441                                    License Pending

CHECK EXPRESS SOUTH CAROLINA, INC.

                                   STATE OF INDIANA           INDIANA
                                   DEPT. OF REVENUE            LOAN
   STORE #      ADDRESS              CERTIFICATE #            LICENSE        EFFECTIVE
    501      5061 E 38th Street      4855701 003 9             1317            9/7/95
    503      2435 N Sherman Dr       4855701 003 9             1317            9/7/95
    506      2620 S. Madison Ave.    4855701 003 9             1317            9/7/95
    508      Store not open yet

                                                                   SCHEDULE 3.19
                                                                October 12, 1995


[ ]      COMPLIANCE WITH LAWS


One of the Subsidiaries, Peterlyn, Inc., has been notified of the findings of an examination performed by the State of Washington Department of Financial Institutions with respect to the six company owned check cashing locations licensed thereby. Included in the findings reported is an apparent violation of RCW 31.45.050(2) which states in part "If a licensee intends to close an existing place of business, or to relocate an existing place of business, the licensee shall provide written notification to the director no less than thirty days before the proposed establishing, closing, or moving of a place of business." The finding indicates that the Licensee (Peterlyn, Inc.) violated this provision with respect to the closing of the 13028 Aurora Avenue N. location and moving of this business to a new location, 13754-A Aurora Ave. N. The findings indicate that the Licensee may be required to pay a penalty of $19,100.00, and to apply for a license for the new location. A written response to all the findings was sent to the Director of Financial Institutions dated September 28, 1995, and included a request to waive the proposed penalty.

                                                                   SCHEDULE 3.20
                                                                October 12, 1995

[ ]      REGULATORY REPORTS

In May 1993 the Company paid the Department of the Treasury $20,000 as settlement of alleged violations of currency transaction reporting requirements.

In connection with certain prior transactions that required the Company to file current reports on forms 8-K, the Company was unable to timely file certain historical or proforma financial information that may have been required to be filed. However, as to each such case, audited financial statements for the period including such transaction were filed with the Annual Report on Form 10-KSB for the applicable period.

                                                                   SCHEDULE 3.21
                                                                October 12, 1995
                                                                          Page 1




                     INTELLECTUAL PROPERTY AND ADVERTISING


  Mark                                  Country          Reg. No.           Issued        Status
  CHECK                                 U.S.             1,793,853          9/21/93       8 & 15 due
                                                                                          09/21/99

  CHECK EXPRESS                         U.S.             1,370,520          11/12/85      Renewal 11/12/05

  CHECK EXPRESS (Stylized)              U.S.             1,476,206          2/9/88        Renewal 02/09/08

  CHECK-X-CHANGE & Design               Oregon           15,726             3/19/84       Renewal 03/19/99

  CHECK-X-CHANGE & Design               Washington       14,919             3/19/84       Renewal 03/19/04

  REFUND-X-CHANGE                       U.S.             1,705,961          08/04/92      8 & 15 due
                                                                                          08/04/98

  Stylized EXPRESS & CHECK Design       U.S.             1,489,647          05/04/88      Renewal 05/04/08

  X-CHANGE                              U.S.             1,374,191          12/03/85      Renewal 12/03/05
   CHECK-X-CHANGE & Design


US Trademark Application Number 74/617,795 was filed on January 4, 1995; Int'l Classes 35 and 36 to register the trademark CHECK EXPRESS MONEY CENTERS and Design. The trademark will be published in the Official Gazette on October 10, 1995. If no opposition is filed within thirty days following publication the registration will be issued within a few months.

                                                                   SCHEDULE 3.21
                                                                October 12, 1995
                                                                          Page 2



                     INTELLECTUAL PROPERTY AND ADVERTISING



CHECK-X-CHANGE CORPORATION

         Slogan:        America's Fastest Cash

         Slogan:        Refund-X-Change

         Slogan:        Tax Cash Now!

         Types of Advertisements: Newspaper Ads, Yellow Page Ads,
                                  Inserts/Fliers, Radio and Television
                                  Commercials ...... all used by any and
                                  all Franchise Owners for the support of their store's operations.

         There are no Marketing materials for the sale of Check-X-Change franchises.




CHECK EXPRESS USA, INC.

         Types of Advertisements: Newspaper Ads, Yellow Page Ads,
                                  Inserts/Fliers, Radio and Television
                                  Commercials ...... all used by any and
                                  all Franchise Owners and Company Store
                                  Operations.

         Marketing Materials:     Newspaper Ads (used in newspaper publications
                                  i.e. WALL STREET JOURNAL, etc.), Industry
                                  Publications for the Kiosk (i.e. CONVENIENT
                                  STORE NEWS, CONVENIENT STORE DECISIONS and
                                  CONVENIENT STORE PEOPLE), and other Ads in
                                  ENTREPRENEUR, FRANCHISE HANDBOOK, INC.,
                                  RESTAURANT NEWS, IFA OPPORTUNITIES GUIDE and the FRANCHISE BUYERS GUIDE, Video Tapes for the Kiosk and Full Service operation, marketing brochure with inserts, business cards and presentation materials for
                                  Corporate visits by prospective buyers of a franchise as well as an "exhibitor's booth" used at trade shows and applicable conventions.

                                                                   SCHEDULE 3.21
                                                                October 12, 1995
                                                                          Page 3


                     INTELLECTUAL PROPERTY AND ADVERTISING



CHECK EXPRESS FLORIDA, INC.
CHECK EXPRESS SOUTH CAROLINA, INC.
PETERLYN, INC.

         Types of Advertisements: Newspaper Ads, Direct Mail Ads,
                                  Inserts/Fliers, Scratch Pads and Pens for
                                  Commercial Accounts, Yellow Page Ads, and
                                  Television Commercials ...... all used in
                                  the support of advertising the operation of Check Express stores.

                                                                   SCHEDULE 3.22
                                                                October 12, 1995





[ ]      INSURANCE

See schedule 3.15 and 3.24.

                                                                   SCHEDULE 3.23
                                                                October 12, 1995





[ ]      LABOR AND EMPLOYEE RELATIONS


The following list of unemployment claims filed through June 30, 1995, by terminated employees of the Company and the Subsidiaries are pending; there are no other claims of which senior management is aware:



Company                                    Employee                 Reason for Discharge
---------                                  --------                 --------------------
Check Express Florida, Inc.                Barbosa, M.              Violated company policy
         "                                 Branin, W.W. Jr.         Probationary/title period
         "                                 Merritt, E.              Disciplinary suspension/pending
                                                                       criminal investigation
         "                                 Shaw, J.L.               Falsification of records
         "                                 Smith, J.M.              Violated company policy

Check Express South Carolina, Inc.         Nesbitt, B.J.            Violated cash drawer policy

Peterlyn, Inc.                             Estrada, T.              Failure to follow company policy
         "                                 Wardell, K.              Job performance
         "                                 Delorio, L.              Voluntary termination


                                                                   SCHEDULE 3.24
                                                                October 12, 1995




[ ]      EMPLOYEE BENEFIT PLANS

Check Express, Inc. 401(k) Profit Sharing Plan and Trust
Plan Year January 1 to December 31

Form 5500-C/R with Attachment
Schedule A
Schedule P

The Company's contribution to this plan is made annually, after the processing of the final payroll for the current fiscal year. This contribution is accrued for during the plan year and the payment is remitted after the agent, HCH Companies, Inc., has prepared the required documentation.




Group Insurance

Principal Health Care                              Group #41749
         Medical Coverage

Principal Mutual Life Insurance Company            Group #N86249
         Dental Coverage

Business Men's Assurance Company of America        BGGR0925600001
         AD&D/Life for employee's enrolled in the Medical Plan

Form 5500 for Premium-Only Plan for Period July 1, 1993 and ending June 30,
1994.

                                                                   SCHEDULE 3.26
                                                                October 12, 1995





[ ]      COMPLIANCE WITH ENVIRONMENTAL LAWS

Check Express store number 248 located at 3921 N. Florida Avenue (SE corner of Florida and Buffalo Avenues) in Tampa, Florida possibly has a grease trap or other underground tank.

Check Express store number 506 located at 2620 S. Madison Avenue in Indianapolis, Indiana has four underground storage tanks.

Meeting Street Property between Sheppard & Lee Streets, Charleston, South Carolina. Potential for existing or future environmental impairment of the subject property resulting from on-site and off-site underground storage tanks.

Other than described, we have no knowledge of any matter referred to in section
3.26 resulting from any action or inaction of any person other than the Company and its subsidiaries.

The Company and its subsidiaries may be subject to indemnification obligations in connection with prior sales of various operating assets.

                                                                   SCHEDULE 3.27
                                                                October 12, 1995




[ ]      EMPLOYEES AND CONSULTANTS


Check Express has no established policy as it pertains to severance or termination pay and its employees, with the exception of those employees with employment contracts (see Schedule 3.15) which specifically detail the severance pay as it relates to that specific employee. However, the standard Employment Agreement, which is required to be signed by all employees, states the following:

         "4.   Termination.  It is agreed that this Agreement may be terminated by either party without cause upon fourteen (14) days prior written notice to the other. It is further agreed that the services of the Employee under this Agreement may be terminated by Company at any time for good and sufficient cause, which includes; negligence, inattention to duties, incompetence, shortage on accounts, immoral conduct, and failure on the part of Employee to carry out the rules and regulations of Company or any of his duties and obligations under this Agreement."

It has been the practice of Check Express in certain circumstances to pay an employee two (2) weeks "severance" in lieu of notice when terminating employment without good and sufficient cause.

In the ordinary course of business and as has been the Company's and the Subsidiaries' general practice, employees are granted increases in their wages or salaries no less frequently than annually, generally effective on the respective employee's anniversary date.

Senior management of the Company has been developing, with the input of store operations personnel, a store employee incentive bonus plan which the Company intends to implement effective January 1, 1996. The working version of the plan includes a two part bonus structure available to tenured store managers (Manager II positions), the Training Manager, and Area Managers. The bonuses will be tied to increases in revenues (defined as total revenues less net bad debt less cash shortages in excess of .5% of check cashing fees) over the prior year of greater than 8% and an increase in net operating profit. The Training Manager position will potentially earn an additional two step bonus tied to the success of trainees and the seniority they achieve with the Company.

Check Express Inc. and Consolidated Subsidiaries
Employee Listing
As of 9/12/95


                                                                   Location of      S. S.        Date of     Date of
Employee                                       Title                Employment      Number        Birth        Hire
----------------------------------------------------------------------------------------------------------------------
Employment Contracts
Bacon            S. Gregg        Director of Finance                  Corp.     ###-##-####       09/14/45    09/07/93
Goertz      (D)  Roger           Pres. CE-USA and Exec V.P. Ops       Corp.     ###-##-####       01/03/48    08/01/89
Lang             Larry           President, CEO                       Corp.     ###-##-####       11/12/48    06/01/85
Todd             Decker          V.P Finance and CFO                  Corp.     ###-##-####       09/28/61    10/18/93
Tune             Mark            Controller                           Corp.     ###-##-####       12/10/58    08/14/94
Voss        (D)  H. Jeff                                              Corp.     ###-##-####       06/06/50    01/01/94


Employment Agreements
Adkins           Vicky           Area Manager                          501      ###-##-####       11/10/50    03/30/91
Alamo            Juan Jr.        Teller                                106      ###-##-####       01/02/70    02/13/95
Allen            Plakisia        Teller                                210      ###-##-####       03/06/74    03/20/95
Allum            Lee             Mktg Administrator                   Corp.     ###-##-####       10/28/68    04/25/94
Ally             Sara            Admin Asst-Director of Finance       Corp.     ###-##-####       07/09/75    05/09/94
Alvarez          Marcela         Training Manager                      203      ###-##-####       12/14/62    12/14/92
Arnold           Michelle        Teller                                107      ###-##-####       06/25/70    08/11/95
Arthur           Sherman         Manager Trainee                       201      ###-##-####       09/19/58    05/30/95
Au               Vaeluaina       Teller                                101      ###-##-####       11/07/55    08/04/95
Baker            Heather         Teller                                106      ###-##-####       07/18/74    09/10/94
Ball             Jodi            Teller                                106      ###-##-####       11/11/66    12/19/94
Barcia           Alexander       Technical Support Mgr                Corp.     ###-##-####       11/12/68    04/24/95
Barnes           Diane           Payroll Assistant                    Corp.     ###-##-####       04/15/44    06/01/94
Baumberger       Susie           Manager                               253      ###-##-####       11/07/62    08/16/93
Bechdoldt        Stacey          Business Development Mgr.            Corp.     ###-##-####       03/12/69    11/28/94
Bodiford         Gloria          Teller                                253      ###-##-####       05/30/58    08/11/95
Bolling          Michelle        Teller                                102      ###-##-####       03/06/72    08/14/95
Borer            Peter           Mgr-Mergers and Acquisitions         Corp.     ###-##-####       02/14/41    10/01/82
Brown            Dana            Senior Teller                         501      ###-##-####       11/04/76    09/09/94
Burrows          Guenther        Teller                                203      ###-##-####       01/20/65    08/07/95
Burton           Evelyn          Manager                               220      ###-##-####       02/10/72    06/23/93
Byrd             Ryan            Asst. Manager                         206      ###-##-####       10/13/71    08/15/94
Carlson          Richard         Manager Trainee                       206      ###-##-####       12/26/68    04/24/95
Caruso           John            Asst. Manager                         253      ###-##-####       07/12/63    06/17/94
Cazares          Maria           Manager                               916      ###-##-####       11/04/65    08/12/94
Cazares          Veronica        Teller                                916      ###-##-####       08/27/74    08/12/94
Chapman          Mary            Senior Teller                         102      ###-##-####       11/06/70    11/03/94
Cornwall         Donet           Teller                                501      ###-##-####       01/06/75    05/08/95
Corona           Rose            Teller                                916      ###-##-####       01/15/68    03/20/95
Creason          Nella           Asst. Manager                         241      ###-##-####       12/11/46    11/02/94
Crumity          Maureen         Teller                                238      ###-##-####       06/30/73    07/24/95
Curry            Rhonnette       Teller                                501      ###-##-####       02/18/72    06/12/95
Dehoyos          Narciso         Area Manager                          238      ###-##-####       02/16/65    07/14/86
Dodge            Clifton         Asst. Finance Director               Corp.     ###-##-####       06/18/64    07/18/94
Duncan           Tracy           Asst. Manager                         107      ###-##-####       12/18/70    03/18/94
Estrada          Tina            Senior Teller                         102      ###-##-####       09/13/66    12/26/94
Faulkner         Cindy           Co. Manager                           203      ###-##-####       07/08/71    10/22/92
Fent             Cindy           Senior Teller                         108      ###-##-####       02/16/61    05/23/94
Fischer          Virginia        Administrative Assistant             Corp.     ###-##-####       08/25/48    02/28/94
Frederico        Rudolph         Dir of Franchise Operations          Corp.     ###-##-####       06/01/63    09/04/90
Gilbert          Andre'          Teller                                501      ###-##-####       11/22/75    03/06/95
Gonzalez         Jacob           Manager                               208      ###-##-####       11/02/66    01/13/93
Halbert          William         Teller                                238      ###-##-####       03/12/70    09/01/95
Hanna            Florence        Teller                                248      ###-##-####       07/29/63    08/30/95
Hanna-Stout      Barbara         Teller                                210      ###-##-####       09/01/51    07/31/95
Harper           Patricia        Manager                               253      ###-##-####       07/11/68    07/27/95
Harrington       Trejina         Teller                                501      ###-##-####       01/24/72    08/03/95
Hartman          Marlene         Senior Teller                         203      ###-##-####       11/12/70    10/30/92
Hawley           Amy             Teller                                101      ###-##-####       08/19/74    05/12/94
Haywood          Thomas          Manager Trainee                       253      ###-##-####       04/24/63    05/30/95
Higgins          Stefanie        Manager                               242      ###-##-####       04/19/73    08/08/93
Hofman           Daniela         Teller                                210      ###-##-####       07/10/73    07/31/95
Homer            Linda           Accounting Assistant                 Corp.     265-59-9864       09/09/62    08/03/94
Hweih            Nagida          Teller                                242      ###-##-####       03/01/69    02/06/95
Jenkins          Susan           Area Manager                          242      ###-##-####       10/27/51    02/19/92
Jensen           Becky           Manager                               107      ###-##-####       11/18/70    10/28/91
Jensen           Tanya           Manager                               206      ###-##-####       10/18/73    12/01/93
Johnson          Anthony         Teller                                501      ###-##-####       10/30/61    04/21/95
Joyce, T.        Tracy           Adm. Asst.-Company Stores            Corp.     ###-##-####       05/10/68    10/10/94
Jusino           Belky           Teller                                206      ###-##-####       10/26/71    02/13/95
Kimmich          Lorraine        Manager                               108      ###-##-####       06/25/56    09/09/91
Kingery          Ralph           Manager                               238      ###-##-####       12/19/65    11/08/93
Knight           Shauntina       Part-time Teller                      101      ###-##-####       11/28/74    11/08/94
Lessard          Jennifer        Teller                                228      ###-##-####       11/19/73    04/28/95



                                                                                                Vacation
                                                                                                #of weeks
                                                                                             as of 8/31/95
                                     Date of     Compensation                  Bonus         -------------
Employee                            Termination      Mode         Rate of Pay   Eligibility      (B)         Medical Plan
-------------------------------------------------------------------------------------------------------------------------
Employment Contracts
Bacon            S. Gregg                           S             45,000.00 See Contract         (A)              HMO
Goertz      (D)  Roger                              S             68,500.00 See Contract         (A)              POS
Lang             Larry                              S            130,000.00 See Contract         (A)              HMO
Todd             Decker                             S             70,000.00 See Contract         (A)              HMO
Tune             Mark                               S             61,000.00 See Contract         (A)              HMO
Voss        (D)  H. Jeff                            S             75,250.00 See Contract         (A)              HMO


Employment Agreements
Adkins           Vicky                              S             26,520.00                       1               HMO
Alamo            Juan Jr.                           H                  6.75                       0               No
Allen            Plakisia                           H                  5.75                       0          Not Eligible
Allum            Lee                                S             22,470.00                       1               HMO
Ally             Sara                               S             18,000.00                       0               HMO
Alvarez          Marcela                            S             26,000.00                       0               HMO
Arnold           Michelle                           H                  6.50                       0          Not Eligible
Arthur           Sherman                            H             22,000.00                       0          Not Eligible
Au               Vaeluaina                          H                  6.75                       0          Not Eligible
Baker            Heather                            H                  7.25                       0               POS
Ball             Jodi                               H                  7.25                       0               POS
Barcia           Alexander                          S             30,000.00                       0          Not Eligible
Barnes           Diane                              H                  9.45                       0               HMO
Baumberger       Susie                              S             18,500.00                       2            Declined
Bechdoldt        Stacey                             S             26,000.00                       0               HMO
Bodiford         Gloria                             H                  6.50                       0          Not Eligible
Bolling          Michelle                           H                  6.75                       0          Not Eligible
Borer            Peter               08/01/95       S                                             0              Cobra
Brown            Dana                               H                  6.50                       0               HMO
Burrows          Guenther                           H                  5.75                       0          Not Eligible
Burton           Evelyn              08/22/95       S             18,000.00                       0
Byrd             Ryan                               H                  6.75                       0            Declined
Carlson          Richard                            H                  8.29                       0          Not Eligible
Caruso           John                08/13/95       H                  6.50                       0
Cazares          Maria                              S             21,720.00                       0               POS
Cazares          Veronica                           H                  6.30                       0            Declined
Chapman          Mary                               H                  7.25                       0            Declined
Cornwall         Donet               07/30/95       H                  5.75                       0          Not Eligible
Corona           Rose                               H                  6.00                       0            Declined
Creason          Nella                              H                  6.75                       0            Declined
Crumity          Maureen                            H                  5.50                       0          Not Eligible
Curry            Rhonnette           07/28/95       H                  5.75                       0          Not Eligible
Dehoyos          Narciso                            S             25,000.00                     5 (C)          Declined
Dodge            Clifton                            S             23,500.00                       1            Declined
Duncan           Tracy                              H                  8.25                       0            Declined
Estrada          Tina                07/18/95       H                  6.50                       0
Faulkner         Cindy                              S             18,500.00                       0               HMO
Fent             Cindy                              H                  7.00                       1               POS
Fischer          Virginia                           S             25,800.00                       1            Declined
Frederico        Rudolph                            S             42,000.00                     3 days         Declined
Gilbert          Andre'              09/09/95       H                  5.50                       0
Gonzalez         Jacob                              S             16,500.00                       0               HMO
Halbert          William                            H                  6.90                       0          Not Eligible
Hanna            Florence                           H                  5.25                       0          Not Eligible
Hanna-Stout      Barbara                            H                  6.75                       0          Not Eligible
Harper           Patricia            07/15/95       S             15,600.00                       0
Harrington       Trejina                            H                  6.25                       0          Not Eligible
Hartman          Marlene                            H                  7.50                       0               HMO
Hawley           Amy                                H                  7.25                       0            Declined
Haywood          Thomas                             H                  7.96                       0          Not Eligible
Higgins          Stefanie                           S             17,500.00                       0               HMO
Hofman           Daniela                            H                  6.00                       0          Not Eligible
Homer            Linda                              H                  8.72                      1 day            HMO
Hweih            Nagida                             H                  6.00                       0               HMO
Jenkins          Susan               07/26/95       S             23,500.00                       0
Jensen           Becky                              S             21,500.00                       0            Declined
Jensen           Tanya                              S             17,500.00                       0               HMO
Johnson          Anthony             08/26/95       H                  5.75                       0
Joyce, T.        Tracy                              S             19,000.00                       0            Declined
Jusino           Belky                              H                  6.00                       0               HMO
Kimmich          Lorraine                           S             20,100.00                       0            Declined
Kingery          Ralph                              S             19,000.00                       1            Declined
Knight           Shauntina                          H                  7.00                       0            Declined
Lessard          Jennifer                           H                  6.50                       0          Not Eligible


                                                             Health Insurance
                                                                                            401k         % of Salary
Employee                                Coverage              Life   Dental Coverage     Participation    Deferral
--------------------------------------------------------------------------------------------------------------------
Employment Contracts
Bacon            S. Gregg               Employee              Yes    Employee                 Yes            4%
Goertz      (D)  Roger                  Employee              Yes    Employee                 Yes            4%
Lang             Larry                  Employee/Family       Yes    Employee/Family          Yes            5%
Todd             Decker                 Employee              Yes    Employee                 Yes            4%
Tune             Mark                   Employee              Yes    Employee             Not Eligible
Voss        (D)  H. Jeff                Employee              Yes    Employee               Declined


Employment Agreements
Adkins           Vicky                  Employee              Yes    Employee                 Yes            6%
Alamo            Juan Jr.                                     No     No                   Not Eligible
Allen            Plakisia                                                                 Not Eligible
Allum            Lee                    Employee              Yes    Yes                      Yes            5%
Ally             Sara                   Employee              Yes    Employee               Declined
Alvarez          Marcela                Employee              Yes    Employee                 Yes            5%
Arnold           Michelle                                                                 Not Eligible
Arthur           Sherman                                                                 Not Eligible
Au               Vaeluaina                                                                Not Eligible
Baker            Heather                Employee              Yes    Employee             Not Eligible
Ball             Jodi                   Employee              Yes    Employee/Child       Not Eligible
Barcia           Alexander                                                                Not Eligible
Barnes           Diane                  Employee              Yes    Declined                 Yes            4%
Baumberger       Susie                  None                  No     Declined                 Yes            4%
Bechdoldt        Stacey                 Employee              Yes    Employee             Not Eligible
Bodiford         Gloria                 None                  No     Not Eligible         Not Eligible
Bolling          Michelle               None                  No     Not Eligible         Not Eligible
Borer            Peter                  Employee/Spouse       No     Employee/Spouse
Brown            Dana                   Employee              Yes    Employee             Not Eligible
Burrows          Guenther               None                  No     Not Eligible         Not Eligible
Burton           Evelyn
Byrd             Ryan                   None                  No     Employee               Declined
Carlson          Richard                                                                  Not Eligible
Caruso           John
Cazares          Maria                  Employee              Yes    Employee             Not Eligible
Cazares          Veronica               None                  No     Declined             Not Eligible
Chapman          Mary                   None                  No     Employee             Not Eligible
Cornwall         Donet
Corona           Rose                   None                  No     Declined             Not Eligible
Creason          Nella                  None                  No     Declined             Not Eligible
Crumity          Maureen                                                                  Not Eligible
Curry            Rhonnette
Dehoyos          Narciso                None                  No     Declined                 Yes            4%
Dodge            Clifton                None                  No     Declined             Not Eligible
Duncan           Tracy                  None                  No     Declined               Declined
Estrada          Tina
Faulkner         Cindy                  Employee              Yes    Employee                 Yes            1%
Fent             Cindy                  Employee              Yes    Employee               Declined
Fischer          Virginia               None                  No     Declined                 Yes            4%
Frederico        Rudolph                None                  No     Declined                                4%
Gilbert          Andre'
Gonzalez         Jacob                  Employee/Spouse       Yes    Employee/Spouse          Yes            5%
Halbert          William                                                                  Not Eligible
Hanna            Florence                                                                 Not Eligible
Hanna-Stout      Barbara                                                                  Not Eligible
Harper           Patricia
Harrington       Trejina                                                                  Not Eligible
Hartman          Marlene                Employee              Yes    Employee               Declined
Hawley           Amy                    None                  No     Employee/Spouse          Yes            4%
Haywood          Thomas                                                                   Not Eligible
Higgins          Stefanie               Employee              Yes    Employee                 Yes            3%
Hofman           Daniela                                                                  Not Eligible
Homer            Linda                  Employee/Family       Yes    Employee/Family      Not Eligible
Hweih            Nagida                 Employee              Yes    Employee             Not Eligible
Jenkins          Susan
Jensen           Becky                  None                  No     No                     Declined
Jensen           Tanya                  Employee              Yes    Employee               Declined
Johnson          Anthony
Joyce, T.        Tracy                  None                  No     No                   Not Eligible
Jusino           Belky                  Employee              Yes    Employee             Not Eligible
Kimmich          Lorraine               None                  No     No                     Declined
Kingery          Ralph                  None                  No     No                       Yes            2%
Knight           Shauntina              None                  No     No                   Not Eligible
Lessard          Jennifer                                                                 Not Eligible

Check Express Inc. and Consolidated Subsidiaries
Employee Listing
As of 9/12/95



                                                                   Location of      S. S.        Date of     Date of
Employee                           Title                           Employment      Number        Birth         Hire
----------------------------------------------------------------------------------------------------------------------

Linxwiler        Leigh           Area Manager                          228      ###-##-####       08/31/67    03/25/91
Longoria         Lucy            Teller                                916      ###-##-####       11/05/72    08/12/94
Lorenzen         Robert          Asst. Manager                         207      ###-##-####       07/16/69    01/12/94
Lovett           Terrie          Asst. Manager                         216      ###-##-####       06/09/62    09/11/89
Luise            Joseph          Manager Trainee                       203      ###-##-####       09/26/41    08/21/95
Lyon             Linda           Accounting Supervisor                Corp.     262-53-4238       11/24/59    11/06/89
Mangroo          Babita          Manager Trainee                       201      ###-##-####       01/11/69    10/31/94
Mason            Willie          Teller                                224      ###-##-####       03/16/77    08/31/95
Matney           Sherry          Part-time Teller                      106      ###-##-####       06/11/69    06/16/94
McDonald         Michelle        Teller                                218      ###-##-####       06/25/70    08/14/95
McQueen          Michelle        Teller                                216      ###-##-####       08/09/65    07/17/95
McQuery          Michael         Area Manager                          101      ###-##-####       07/06/67    07/07/87
Miller           David           Manager Trainee                       220      ###-##-####       10/11/63    05/30/95
Mills            Donna           Teller                                106      ###-##-####       10/08/64    08/28/95
Mitchell         Yolanda         Manager                               248      ###-##-####       06/20/71    02/24/94
Montgomery       Elizabeth       Teller                                102      ###-##-####       12/21/67    03/07/95
Morrison         Jennie          Manager                               241      ###-##-####       10/10/70    01/28/94
Murin            Karen           Administrative Assistant             Corp.     ###-##-####       03/23/65    04/11/91
Myers            Matt            Senior Teller                         242      ###-##-####       01/11/73    10/11/93
Naylor           Faith           Senior Teller                         103      ###-##-####       09/17/72    09/06/94
Negron           Georgina        Teller                                207      ###-##-####       08/11/76    08/23/95
Nelsen           Ken             MIS Director                         Corp.     ###-##-####       09/23/58    07/05/93
Oldham           Christine       Senior Teller                         501      ###-##-####       04/19/67    11/21/94
Peraza           Adriel          Senior Teller                         208      ###-##-####       09/23/66    02/21/94
Peters           Ron             Acctg. Mgr Franchise/Operations      Corp.     ###-##-####       12/03/59    12/06/93
Peters           Donna           Manager                               207      ###-##-####       10/07/48    06/14/93
Peters           Judy            Teller                                107      ###-##-####       02/13/44    01/20/95
Petersen         Candance        Teller                                220      ###-##-####       06/10/54    05/01/95
Podurgiel        Leon            Teller                                210      ###-##-####       09/11/63    11/30/94
Poole            Edwina          Teller                                228      ###-##-####       01/06/71    12/19/94
Portelli         Kimberly        Teller                                224      ###-##-####       02/26/70    08/28/95
Prodo            Maria           Teller                                916      ###-##-####       03/02/71    10/17/94
Real             Laura           Teller                                210      ###-##-####       09/10/57    07/26/95
Reback           Debra           Accounting Manager/Corporate         Corp.     055-56-1448       02/13/59    12/01/93
Relford          Richard         Senior Teller                         229      ###-##-####       09/25/69    07/25/94
Riordon          Michael         Director of Franchise Development    Corp.     ###-##-####       02/12/51    09/25/90
Roberson         Pernell         Teller                                218      ###-##-####       04/11/67    08/30/95
Rockwell         Karen           Training Manager                      201      ###-##-####       12/20/68    09/06/94
Sanchez          Patricia        Asst. Manager                         916      ###-##-####       01/24/67    08/12/94
Sanjuan          Jorlley         Teller                                201      ###-##-####       10/21/76    08/18/95
Sartor           Robin           Teller                                203      ###-##-####       06/28/57    05/01/95
Sawyers          Karlene         Manager                               210      ###-##-####       09/08/66    04/12/93
Seale    (D)     Jimmy           Director of Franchise Operations     Corp.     ###-##-####       08/18/60    01/03/94
Smith            Brad            Manager Trainee                       218      ###-##-####       10/20/60    01/09/95
Snead            April           Manager                               228      ###-##-####       01/27/74    09/20/93
Spurlin          Tiffany         Teller                                203      ###-##-####       08/14/71    06/12/95
Stallings        Stacey          Teller                                210      ###-##-####       11/25/69    05/03/95
Stern            Christopher     Manager                               216      ###-##-####       11/15/66    09/07/93
Stern            Kimberly        Manager                               218      ###-##-####       12/20/65    09/28/93
Swift            Ben             Franchise Develpment Manager         Corp.     ###-##-####       06/09/63    11/03/93
Thirkill         Cindy           Teller                                503      ###-##-####       11/01/72    07/19/95
Thornton         Kevin           Senior Teller                         228      ###-##-####       12/01/72    06/30/94
Toole            Brenda          Manager                               224      ###-##-####       04/09/64    01/01/94
Trout            Patricia        Receptionist                         Corp.     ###-##-####       06/01/74    01/09/95
Truax            Michelle        Senior Teller                         224      ###-##-####       08/12/69    01/03/94
Trudel           William         Manager Trainee                       238      ###-##-####       06/21/60    04/24/95
Turk             Kimberly        Teller                                506      ###-##-####       09/27/73    01/24/95
Vera             Myra            Teller                                208      ###-##-####       03/01/67    08/07/95
Villarin         Kristie         Teller                                248      ###-##-####       01/04/77    08/30/95
Wardell          Kathy           Manager                               106      ###-##-####       01/29/49    01/06/92
Wells            Kim             Manager                               106      ###-##-####       05/25/66    07/26/91
White            Latonya         Senior Teller                         201      ###-##-####       07/25/72    05/09/94
Wilburn          Donna           Manager                               503      ###-##-####       03/18/57    09/15/94
Williams         Charlotte       Manager                               102      ###-##-####       05/20/55    04/04/90
Williams         Denise          Teller                                241      ###-##-####       10/22/67    02/06/95
Williams         Mary            Teller                                102      ###-##-####       03/21/71    11/29/94
Williams         Robert          Manager                               103      ###-##-####       10/08/69    08/31/94
Wilson           Crystal         Teller                                218      ###-##-####       12/14/69    01/03/95
Wilson           Eric            Teller                                501      ###-##-####       05/05/77    07/05/95
Wong             Shannon         Asst. Manager                         102      ###-##-####       10/01/73    03/16/93
Wright           Bonita          Manager                               501      ###-##-####       10/15/66    08/07/91
Wylie            Roger           Manager Trainee                       242      ###-##-####       05/31/54    04/24/95
Wynn             Reginald        Teller                                229      ###-##-####       04/16/69    08/22/95
Yarbro           Rebecca         Asst. Manager                         501      ###-##-####       10/30/66    03/16/92
Zapata           Bridget         Teller                                916      ###-##-####       10/08/55    08/12/94


                                                                                             Vacation
                                                                                             #of weeks
                                                                                           as of 8/31/95
                                  Date of     Compensation                      Bonus      -------------
Employee                        Termination      Mode           Rate of Pay   Eligibility      (B)         Medical Plan
-----------------------------------------------------------------------------------------------------------------------
Linxwiler        Leigh                            S             26,500.00                       0               HMO
Longoria         Lucy                             H                  6.20                       0            Declined
Lorenzen         Robert            08/06/95       H                  6.75                       0
Lovett           Terrie                           H                  7.50                       1            Declined
Luise            Joseph                           H                  7.29                       0          Not Eligible
Lyon             Linda                            S             28,875.00                       1               HMO
Mangroo          Babita                           H                  5.97                       0               HMO
Mason            Willie                           H                  5.50                       0          Not Eligible
Matney           Sherry                           H                  7.25                       0               POS
McDonald         Michelle                         H                  7.00                       0          Not Eligible
McQueen          Michelle                         H                  5.75                       0          Not Eligible
McQuery          Michael                          S             27,482.00                    14 days         Declined
Miller           David                            H                  5.97                       0          Not Eligible
Mills            Donna                            H                  6.75                       0          Not Eligible
Mitchell         Yolanda                          S             16,000.00                     4 days         Declined
Montgomery       Elizabeth         08/15/95       H                  6.50                       0
Morrison         Jennie                           H             18,500.00                       0               HMO
Murin            Karen                            S             27,300.00                       2               HMO
Myers            Matt                             H                  7.00                       0               HMO
Naylor           Faith                            H                  7.00                       0            Declined
Negron           Georgina                         H                  7.00                       0          Not Eligible
Nelsen           Ken                              S             50,000.00 See Attached          2               POS
Oldham           Christine                        H                  6.75                       0            Declined
Peraza           Adriel                           H                  6.50                       0               HMO
Peters           Ron                              S             35,350.00                       0            Declined
Peters           Donna                            S             16,000.00                       2            Declined
Peters           Judy                             H                  6.75                       0            Declined
Petersen         Candance                         H                  5.75                       0          Not Eligible
Podurgiel        Leon                             H                  6.00                       0               HMO
Poole            Edwina                           H                  6.50                       0               HMO
Portelli         Kimberly                         H                  6.00                       0          Not Eligible
Prodo            Maria                            H                  6.25                       0            Declined
Real             Laura                            H                  6.00                       0          Not Eligible
Reback           Debra                            S             37,250.00                      (A)              POS
Relford          Richard                          H                  6.50                       1            Declined
Riordon          Michael                          S             48,000.00 Commissions          (A)              HMO
Roberson         Pernell                          H                  6.25                       0          Not Eligible
Rockwell         Karen                            S             25,750.00                       0               HMO
Sanchez          Patricia                         H                  8.50                       0            Declined
Sanjuan          Jorlley                          H                  6.50                       0          Not Eligible
Sartor           Robin             07/13/95       H                  5.50                       0
Sawyers          Karlene                          S             18,000.00                       1               HMO
Seale    (D)     Jimmy                            S             42,000.00                     4 (C)             HMO
Smith            Brad              07/28/95       H                  8.65                       0
Snead            April                            S             19,000.00                       0            Declined
Spurlin          Tiffany                          H                  6.25                       0          Not Eligible
Stallings        Stacey            07/21/95       H                  5.75                       0
Stern            Christopher                      S             18,000.00                       1               HMO
Stern            Kimberly                         S             16,000.00                       0               HMO
Swift            Ben                              S             30,240.00 Commissions           0               HMO
Thirkill         Cindy                            H                  5.75                       0          Not Eligible
Thornton         Kevin                            H                  6.50                       1            Declined
Toole            Brenda                           S             17,500.00                       1               HMO
Trout            Patricia                         H                  7.50                       0               HMO
Truax            Michelle                         H                  8.00                       0               HMO
Trudel           William           08/11/95       H             24,000.00                       0
Turk             Kimberly          07/30/95       H                  6.25                       0
Vera             Myra                             H                  6.00                       0          Not Eligible
Villarin         Kristie                          H                  5.00                       0          Not Eligible
Wardell          Kathy             08/31/95       S             20,700.00                       0
Wells            Kim                              S             21,300.00                       0            Declined
White            Latonya                          H                  6.15                       0            Declined
Wilburn          Donna                            S             18,500.00                       0            Declined
Williams         Charlotte                        S             21,000.00                       2            Declined
Williams         Denise                           H                  6.00                       0            Declined
Williams         Mary              08/12/95       H                  6.25                       0
Williams         Robert                           S             16,600.00                       1            Declined
Wilson           Crystal                          H                  6.25                       0               HMO
Wilson           Eric                             H                  5.75                       0          Not Eligible
Wong             Shannon                          H                  8.58                       2            Declined
Wright           Bonita                           S             22,500.00                       0               HMO
Wylie            Roger                            H                  7.96                       0          Not Eligible
Wynn             Reginald                         H                  5.50                       0          Not Eligible
Yarbro           Rebecca                          H                  8.00                       2            Declined
Zapata           Bridget                          H                  7.00                       0            Declined



                                                      Health Insurance
                                                                                        401k       % of Salary
Employee                           Coverage              Life    Dental Coverage     Participation    Deferral
--------------------------------------------------------------------------------------------------------------
Linxwiler        Leigh              Employee              Yes    Employee                 Yes            10%
Longoria         Lucy               None                  No     No                   Not Eligible
Lorenzen         Robert
Lovett           Terrie             None                  No     No                       Yes            4%
Luise            Joseph                                                               Not Eligible
Lyon             Linda              Employee              Yes    Yes                      Yes            2%
Mangroo          Babita             Employee              YES    Employee             Not Eligible
Mason            Willie                                                               Not Eligible
Matney           Sherry             Employee              Yes    Employee             Not Eligible
McDonald         Michelle                                                             Not Eligible
McQueen          Michelle                                                             Not Eligible
McQuery          Michael            None                  No     Employee/Family          Yes            4%
Miller           David                                                                Not Eligible
Mills            Donna                                                                Not Eligible
Mitchell         Yolanda            None                  No     No                       Yes            3%
Montgomery       Elizabeth
Morrison         Jennie             Employee/Dep          Yes    Employee               Declined
Murin            Karen              Employee              Yes    Yes                      Yes            2%
Myers            Matt               Employee              Yes    Employee                 Yes            2%
Naylor           Faith              None                  No     Employee             Not Eligible
Negron           Georgina                                                             Not Eligible
Nelsen           Ken                Employee              Yes    Employee/Children        Yes            4%
Oldham           Christine          None                  No     No                   Not Eligible
Peraza           Adriel             Employee              Yes    Employee               Declined
Peters           Ron                None                  No     No                       Yes            4%
Peters           Donna              None                  No     No                       Yes            10%
Peters           Judy               None                  No     No                   Not Eligible
Petersen         Candance                                                             Not Eligible
Podurgiel        Leon               Employee              Yes    Employee             Not Eligible
Poole            Edwina             Employee              Yes    Employee             Not Eligible
Portelli         Kimberly                                                             Not Eligible
Prodo            Maria              None                  No     No                   Not Eligible
Real             Laura                                                                Not Eligible
Reback           Debra              Employee/spouse       Yes    Employee/spouse          Yes            4%
Relford          Richard            None                  No     No                   Not Eligible
Riordon          Michael            Employee/family       Yes    Employee/family          Yes            10%
Roberson         Pernell                                                              Not Eligible
Rockwell         Karen              Employee              Yes    Employee             Not Eligible
Sanchez          Patricia           None                  No     No                   Not Eligible
Sanjuan          Jorlley                                                              Not Eligible
Sartor           Robin
Sawyers          Karlene            Employee              Yes    Employee               Declined
Seale    (D)     Jimmy              Employee              Yes    Employee               Declined
Smith            Brad
Snead            April              None                  No     No                       Yes            4%
Spurlin          Tiffany                                                              Not Eligible
Stallings        Stacey
Stern            Christopher        Employee              Yes    Employee                 Yes            4%
Stern            Kimberly           Employee              Yes    Employee                 Yes            4%
Swift            Ben                Employee/spouse       Yes    Employee/spouse          Yes            7%
Thirkill         Cindy                                                                Not Eligible
Thornton         Kevin              None                  No     Employee/Spouse        Declined
Toole            Brenda             Employee              Yes    Employee               Declined
Trout            Patricia           Employee              Yes    Yes                  Not Eligible
Truax            Michelle           Employee              Yes    Employee                 Yes            3%
Trudel           William
Turk             Kimberly
Vera             Myra                                                                 Not Eligible
Villarin         Kristie                                                              Not Eligible
Wardell          Kathy                                           Cobra
Wells            Kim                None                  No     Employee               Declined
White            Latonya            None                  No     No                       Yes            2%
Wilburn          Donna              None                  No     No                   Not Eligible
Williams         Charlotte          None                  No     No                     Declined
Williams         Denise             None                  No     No                   Not Eligible
Williams         Mary
Williams         Robert             None                  No     Yes                  Not Eligible
Wilson           Crystal            Employee              Yes    Employee             Not Eligible
Wilson           Eric                                                                 Not Eligible
Wong             Shannon            None                  No     No                     Declined
Wright           Bonita             Employee              Yes    Employee/child         Declined
Wylie            Roger                                                                Not Eligible
Wynn             Reginald                                                             Not Eligible
Yarbro           Rebecca            None                  No     No                     Declined
Zapata           Bridget            None                  No     No                   Not Eligible




(A) Vacation and Days Off: These employees are entitled to vacation time during each fiscal year as they may qualify for in accordance with the vacation policy establised by the Board of Directors or as may otherwise be agreed upon between Employer and Employee.

(B)  The vacation policy of the Company is as follows:

       "All full-time employees are eligible for vacation. Annual vacations are determined by length of service and are accrued as follows:

          Length of Service      Vacation Accrued Annually
          One Year               One Week
          Two Years              Two Weeks
          Five Years             Three Weeks
          Ten Years              Four Weeks

     Vacation days are not carried over to the next year, nor will they be reimbursed."

     The practice of Check Express is to accrue vacation based on hire dates. Therefore, if an employee has not taken his/her accrued vacation by the following anniversary date, they lose the vacation. If the employee receives approval from the President, Executive Vice President of Operations, or the Vice President of Finance the vacation days can then be carried over to subsequent years.

     The vacation accrued as of 8/31/95 has been compiled to the best of our knowledge. Certain salaried employees are not required to submit time sheets and therefore their accruals may not be accurately reflected.

(C) N. Dehoyos and J. Seale have accrued vacation which has been carried over to 1995.

(D)  R. Goertz, J. Seale and J. Voss were origanally employees of
     Check-X-Change and their original hire dates with Check-X-Change are as follows:

                 Goertz          August 1988
                 Seale           August 1990

                                                                  SCHEDULE  3.28
                                                                October 12, 1995
                                                                          Page 1

[ ]      PRICING

i.       Current Standard Fees

         CHECK EXPRESS USA, INC.

         Average Fee:             3.08%            Range:   2-10%
         Transaction Fee:         $1.25

         CHECK-X-CHANGE, INC.

         Average Fee:             3.11%            Range:   1-10%

         CHECK EXPRESS FLORIDA, INC.



         Type of Check            Rate             Type of Service           Fee
         -------------            ----             ---------------           ---
         Govt. Assistance          4-2%            I.D.                      $   5-10
         Payroll - Handsigned      6-3%            Stamps                    $    .40
         Payroll - Computerized    6-3%            Book of Stamps            $      7
         Tax Refunds               6-3%            Envelopes                 $    .10
         Two Party for Work       10-6%            Stamped Envelope          $    .50
         Two Party                  10%            Copies                    $    .05
         Personal                   10%            Faxes (per page)          $    1-2
         Drafts                    6-3%            Notary                    $    3-5
         Money Orders             10-3%            Bus Passes                $1.25-40
         Other                     6-3%            Money Orders              $.39-.49*
         Transaction Fee          $1.25
         Surcharge                $  20


         CHECK EXPRESS SOUTH CAROLINA, INC.



         Type of Check            Rate             Type of Service           Fee
         -------------            ----             ---------------           ---
         Govt. Assistance         6-1.75%          Check Cashing Card        $   5
         Payroll - Handsigned        6-2%          Certified I.D.            $  10
         Payroll - Computerized      6-2%          Stamps                    $ .38
         Tax Refunds                   3%          Book of stamps            $7.40
         Two Party for Work          6-2%          Envelope                  $ .10
         Two Party                    10%          Stamped Envelope          $ .50


                                                                  SCHEDULE  3.28
                                                                October 12, 1995
                                                                          Page 2


         CHECK EXPRESS SOUTH CAROLINA, INC., CONTINUED



         Type of Check            Rate             Type of Service           Fee
         -------------            ----             ---------------           ---
         Personal                    10%           Copy                      $.10
         Drafts                     6-3%           Faxes (per page)          $  3
         Money Orders               6-3%           Notary                    $  2
         Other                      6-3%
         Transaction Fee          $1.25
         Surcharge                $  20

         PETERLYN, INC.



         Type of Check            Rate             Type of Service           Fee
         -------------            ----             ---------------           ---
         Govt. Assistance         6.9-2.9%         Regular I.D.              $ 10
         Payroll - Handsigned         8-4%         Certified I.D.            $ 15
         Payroll - Computerized   6.9-2.9%         Stamps                    $.39
         Tax Refunds              6.9-2.9%         Book of stamps            $  7
         Two Party for Work           8-3%         Stamped envelope          $.49
         Two Party                   10-6%         Faxes (per page)          $1-2
         Personal                      10%         Notary                    $  3
         Drafts                       6-3%         Money Orders              $.29*
         Money Orders                10-6%
         Other                     10-2.9%
         Transaction Fee         $   1.25
         Surcharge               $     40

* Free to check cashing customers.

                                                                  SCHEDULE  3.28
                                                                October 12, 1995
                                                                          Page 3

ii.      Changes in the Last Twelve Months

         CHECK EXPRESS USA, INC.

         None


         CHECK-X-CHANGE

         None


         CHECK EXPRESS FLORIDA, INC.

         The following stores are currently not charging for the purchase of money orders:

                 Check Express 201
                 8207 N. Florida Ave.
                 Tampa, FL  33604

                 Check Express 207
                 2940 34th St. S.
                 St. Petersburg, FL  33711

                 Check Express 253
                 3254 Central Ave.
                 St. Petersburg, FL  33705

         The following check cashing fees have changed:

                 Aid for Dependent Children checks:        Increased from 1% to
                                                                 present rate
                                                                 under "Govt.
                                                                 Assistance"

                 Computerized Payroll checks:              Increased from 1.75%
                                                                 to present rate

         CHECK EXPRESS SOUTH CAROLINA, INC.

         None of the stores in this company are currently charging for money orders.

         The following check cashing fees have changed:

                 Aid for Dependent Children checks:        Increased from 1% to
                                                                 present rate

                                                                  SCHEDULE  3.28
                                                                October 12, 1995
                                                                          Page 4


                 Computerized Payroll checks:              Increased from 1.75%
                                                                 to present rate

         PETERLYN, INC.

         The following check cashing fees have changed:

                 Aid for Dependent Children checks:        Increased from 1% to
                                                                 present rate
                                                                 under "Govt.
                                                                 Assistance"

                 Computerized Payroll checks:              Increased from 1.75%
                                                                 to present rate


COST TO PURCHASE FRANCHISE:

FULL SERVICE:

                       1 Store
                    Only Contract      Option Contract                      Multi-Store Contract*
                    -------------      ---------------                      ---------------------
  1st. Store           $24,500             $24,500                               $24,500

  2nd. Store           $14,500             $ 7,500                               $ 7,500

  3rd. Store           $10,500             $ 7,500                               $ 7,500

  4th and after        $ 7,500             $ 7,500                               $ 7,500

* Exclusivity is negotiable at the time of the inital purchase.





KIOSK:
  1 Store                                                $12,500
  2nd and after                                          $7,500

                                  SCHEDULE 4.7
                        NECESSARY CONSENTS AND APPROVALS

Written consent of American Express Travel Related Services Company, Inc. ("AMEX") is required pursuant to the 1992 Master Agreement between Ace and AMEX, dated December 1, 1992, as amended.

                                                                  SCHEDULE 7.1
                                                              OCTOBER 12, 1995


SUMMARY OF INDEBTEDNESS OF THE COMPANY AND THE SUBSIDIARIES PERSONALLY GUARANTEED BY LARRY F. LANG, CEO AND PRESIDENT

Installment Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. in the amount of $650,000, dated August 31, 1995.

Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $880,000 dated February 10, 1994.

Term Mortgage Loan Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $106,000 dated May 18, 1993.

Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $270,000 as corrected effective January 4, 1993.

Clean Irrevocable Letter of Credit number 95-12 issued on May 10, 1995 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.

Clean Irrevocable Letter of Credit number 94-07 issued on March 14, 1994 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.

All indebtedness of the Company and the Subsidiaries to SouthTrust Bank is cross-collateralized and personally guaranteed by Mr. Larry F. Lang, CEO and President.

Line of Credit provided by Seattle-First National Bank to Peterlyn, Inc. dated April 26, 1995 and expiring April 30, 1996 in the amount of $200,000.

All indebtedness of the Company and the Subsidiaries to Seattle-First National Bank is cross-collateralized and personally guaranteed by Mr. Larry F. Lang, CEO and President.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $500,000 dated December 28, 1994.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $400,000 dated April 11, 1995.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $200,000 dated July 6, 1995.

Term Promissory Note Payable to Republic Bank by Check Express Finance, Inc. in the amount of $500,000 dated August 31, 1995.

                                   APPENDIX B
                          OPINION OF FINANCIAL ADVISOR

                     FIRST EQUITY CORPORATION OF FLORIDA
                     -----------------------------------
                              INVESTMENT BANKERS




November 15, 1995

Board of Directors
Check Express, Inc.
101 East Kennedy Boulevard
Suite 3800
Tampa, FL 33602

Members of the Board:

      You have requested our opinion as to the fairness, from a financial point of view, of the consideration to be received by the shareholders of Check Express, Inc. (the "Company") in connection with the proposed acquisition of the Company by Ace Cash Express, Inc. ("Ace"). Pursuant to the Agreement and Plan of Merger dated October 13, 1995, each share of the Company's Common
Stock shall be converted into and represent the right to receive cash consideration in the amount of $1.20.

      In preparing our opinion, we have relied on the business and financial information relating to the Company which is publicly available or which has been furnished to us for the purposes of this opinion. In all cases, we have assumed that the written and oral information which was furnished to us is complete and accurate in all respects and we have not attempted to perform any independent verifications or appraisals with respect to specific assets or properties.

       In arriving at our opinion, we have considered the businesses, financial condition and prospects of the Company and have had discussions with the senior management of the Company in respect thereto. Our analysis and evaluation also included, among other things, a review and evaluation of the following: (i) information relating to the merger contained in the Agreement and Plan of Merger; (ii) publicly available information on the Company, including Annual Reports on Form 10-K or Form 10-KSB for the year ended December 31, 1994 and Form 10-QSB for the nine months ended September 30, 1995; (iii) historical market prices and trading

Board of Directors
Check Express, Inc.
November 15, 1995
Page 2


activity for the common stock of the Company; (iv) projected financial and operating information furnished by the Company; (v) publicly available financial and stock market information for various publicly traded companies which were considered to be reasonably similar to the Company. Our analysis also considered certain industry valuation criteria with respect to certain of the Company's business components. In addition, we reviewed certain written indications of interest or offers received by the Company from third parties other than Ace concerning their interest in pursuing a transaction with the Company. However, were not asked by the Board of Directors to solicit any offers for the Company from any other party nor did we seek to obtain any such offers.

      It is understood that this letter is solely for the benefit and use of the Board of Directors of the Company in its consideration of the acquisition of the Company by Ace and does not constitute a recommendation to any holder of the common stock as to whether to vote in favor of the Agreement and the Plan of the Merger.

      On the basis of the foregoing and such other factors as we deemed relevant, including our assessment of general, economic, market and monetary trends, we are of the opinion that the consideration to be received by the holders of the common stock pursuant to the Agreement and Plan of Merger is fair to such holders from a financial point of view.

Very truly yours,


FIRST EQUITY CORPORATION OF FLORIDA


By: /s/ William R. Fusselmann
    -------------------------
    William R. Fusselmann
    Senior Vice President

                                   APPENDIX C
  PROVISIONS OF FLORIDA BUSINESS CORPORATION ACT REGARDING DISSENTERS' RIGHTS

607.1301 DISSENTERS' RIGHTS; DEFINITIONS.--The following definitions apply to ss. 607.1302 and 607.1320:
   (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.
   (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
   (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of the merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302   RIGHT OF SHAREHOLDERS TO DISSENT.--
   (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:
   (a)  Consummation of a plan of merger to which the corporation is a party:
   1.   If the shareholder is entitled to vote on the merger, or
   2.   If the corporation is a subsidiary that is merged with its parent under
s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;
   (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
   (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;
   (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;
   (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
   1.   Altering or abolishing any preemptive rights attached to any of his shares;
   2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;
   3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;
   4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;
   5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;
   6.   Reducing the stated dividend preference of any of his preferred shares;
or
   7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or
   (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.
   (2)  A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.
   (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares to which he has dissented and his other shares were registered in the names of different shareholders.
   (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

   (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.--
   (1)(a)   If a proposed corporate action creating dissenters' rights under
s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320.  A shareholder who wishes to assert dissenters' rights shall:
    1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action if effectuated, and
    2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.
    (b)     If proposed corporate action creating dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.
    (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.
    (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.
    (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice oth-
erwise to any corporate proceedings that may have been taken in the interim, if:
  (a)   Such demand is withdrawn as provided in this section;
  (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;
  (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or
  (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
  (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:
   (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
   (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.
   (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.
   (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.
   (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.
   (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.
   (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                  APPENDIX D
              AGREEMENT AND RELEASE ("LANG SEVERANCE AGREEMENT")

                             AGREEMENT AND RELEASE

         This Agreement and Release ("Agreement"), dated as of October 13, 1995 and effective as of the Effective Date (as hereinafter defined), is by and among Ace Cash Express, Inc., a Texas corporation ("Ace"), Check Express, Inc., a Florida corporation (the "Company"), and Larry Lang ("Lang").

         WHEREAS, Lang is employed by the Company and currently serves as its Chairman of the Board, President and Chief Executive Officer; and

         WHEREAS, a wholly-owned subsidiary of Ace is merging (the "Merger") with and into the Company, and the Company will survive the merger as a wholly-owned subsidiary of Ace; and

         WHEREAS, the Company and Lang are parties to that certain Employment Agreement, dated as of April 1, 1995 (the "Employment Agreement"); and

         WHEREAS, Lang's execution and delivery of this Agreement is a condition to the obligations of Ace to consummate the Merger; and

         WHEREAS, the Company and Lang desire to enter into this Agreement to set forth, among other things, all of the terms of the conclusion of Lang's employment by the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt of which are hereby acknowledged, the parties hereto agree as follows:

         1. EFFECTIVE DATE. This Agreement shall be effective on the date the Merger is filed and effective with the Department of State of the State of Florida (the "Effective Date").

         2. EMPLOYMENT AGREEMENT. The Company and Lang each has a true and complete counterpart original of the Employment Agreement and acknowledges and represents that before entering into this Agreement each understands the rights, obligations and benefits under the Employment Agreement.

         3. RESIGNATION. In view of various provisions of the Employment Agreement, including but not limited to Lang's obligation to serve as a full-time employee of the Company until March 31, 2000, the Company desires to terminate the Employment Agreement subject, however, to Lang's agreement to the termination and to his resignation. It is mutually agreed that Lang's resignation shall be accepted on, and effective as of, the Effective Date.
Lang agrees to execute a letter of resignation to the Company's Board of Directors, simultaneously with his execution and delivery of this Agreement.

         4. TERMINATION OF EMPLOYMENT AGREEMENT AND SETTLEMENT OF RELATED MATTERS. The Company and Lang hereby agree as follows:

         (a) The Employment Agreement is hereby terminated, in all respects and for all purposes, by mutual consent and agreement of the Company and Lang, effective as of the Effective Date, provided that Section 10 thereof shall, to the fullest extent permitted by applicable law, survive and remain in force and effect in accordance with the terms of such Section 10.

         (b) Lang hereby fully and forever releases the Company, and any affiliate, representative, officer, assignee, or delegatee of the Company, and waives (i) any and all rights arising under the Employment Agreement, (ii) any and all breaches and violations, if any, that have ever existed or now exist, whether known or unknown, of the Employment Agreement, and (iii) all rights relating to his employment by the Company or any affiliate of the Company, including but not limited to any right, obligation or benefit under or by virtue of the Employment Agreement and any right or benefit in any bonuses, pension or profit sharing plan, insurance benefits and other fringe benefits or perquisites; provided, however, that Lang does not release the Company or any affiliate to extent of any rights to indemnification to which Lang is entitled pursuant to the Company's Articles of Incorporation or By-Laws or Section
607.0850 of the Florida Business Corporation Act of 1989, as amended. As used in this Agreement, the term "affiliate" means, unless otherwise provided, any person or entity controlling, controlled by, or under common control with the Company.

         (c) The Company agrees to pay Lang severance payments totaling $287,000, which payments shall be made in monthly installments of $11,958, of which $10,833 shall be paid in cash in accordance with the Company's normal payroll procedures during the period and $1,125 shall be paid as a credit to Lang's indebtedness to the Company, commencing on the Effective Date and ending on the second anniversary thereof. In addition, for 18 months after the Effective Date, the Company shall reimburse Lang for premium payments paid by Lang to continue his Company health insurance under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended; provided, however, that the Company shall not be obligated to reimburse Lang to the extent such premium payments exceed $120 per month. Notwithstanding anything to the contrary contained herein, all payments to be paid by the Company to Lang shall be subject to any applicable withholding requirements.

         (d) The Company hereby accepts the written resignation of Lang submitted to the Company, effective on the Effective Date.

         (e) Lang hereby acknowledges, represents and agrees with the Company that as of the date of this Agreement, he has received, in full, all amounts of salary, bonuses, compensation, reimbursements, vacations, holidays, leaves of absences, allowances, and other moneys, payments, properties and benefits of any kind or nature to which he at any time has been or might have been or now is or may be entitled, from the Company or any affiliate of the Company.

         (f) Lang hereby agrees with the Company that nothing in this Agreement is intended to affect, impair, modify or terminate any contractual or other legal rights that Lang may have with any insurance company or companies under or with respect to benefits that have been provided by the Company to its employees generally and in which Lang has or may have had an employee benefit or coverage, provided that the Company shall have no obligation to provide or maintain any benefits except as provided herein; and Lang, at his option and at his sole cost and expense (except for amounts reimbursed by the Company pursuant to Section 4(c)) may, within the time permitted by or applicable to such plan or plans or the policy or policies issued under such plan or plans, elect to continue coverage for up to eighteen (18) months following the Effective Date to the extent and on the terms permitted by such plan or plans, subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended ("COBRA"), and to the regulations under each of such Acts. Notwithstanding any other provision of this Agreement to the contrary, all provisions of this
Section 4(f) are subject to ERISA and COBRA and to the regulations under each of such acts, and nothing in this Agreement is intended to waive, modify or release any duties or rights of the Company or of any trustee or insurance company under any of such acts or regulations or under any regulations issued by the U.S. Department of Labor or the Internal Revenue Service relating or applicable to any of the plans or insurance policies mentioned in this Section 4(f).

         (g) Except as herein expressly provided to the contrary, in consideration of the Company's agreement herein and in exchange for the payments to be made by the Company hereunder, Lang (on his behalf and on behalf of his heirs, executors, legal administrators, successors and assigns) hereby knowingly and voluntarily releases and waives any and all of his rights and claims, if any, against the Company or any affiliate of the Company, or any shareholder, director, officer, employee or agent of any of such entities, existing or arising or which may exist or arise, at any time prior to and including the date of the execution of this Agreement by the Company and the Effective Date: (i) from any and all claims and causes of action of any nature which have accrued or which may ever accrue under the Civil Rights Act of 1964, as amended, Title VII, 42 U.S.C. Section 2000e et seq.; the Texas Human Rights Commission Act, Texas Labor Code Chapter 21; the Equal Pay Act, 29 U.S.C. Section 206(b); the Age Discrimination in Employment Act, 29 U.S.C.
Section 261 et seq., as amended; the Employee Retirement Income Security Act of 1974, as amended, 28 U.S.C. Section Section 1001-1461 (1982); the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et seq.; the Florida Civil Human Rights Act of 1992, Section 7601.1 to 760.11 and

509.092 of the Florida Annotated Statutes, as amended (ii) under any offer of employment letter, employee manual or handbook, or written employment agreement, and (iii) from any claims for unpaid wages, bonuses, salary, or expenses; as well as any claims (A) of defamation, (B) for infliction of emotional distress, including any mental pain and suffering, and (C) in tort or contract for wrongful discharge, or breach of contract under any state laws or decisions (except that this Agreement does not affect any claims or rights that may arise in Lang's behalf under the Age Discrimination in Employment Act, 29 U.S.C. Section 261, et seq., as amended after the date of the execution of this Agreement), during or by reason of Lang's employment and separation from that employment with the Company.

         (h) Except as herein expressly provided to the contrary, Lang, on behalf of himself, his heirs, executors, administrators, personal representatives, successors and assigns, fully and forever releases, acquits and discharges the Company, and any affiliates of the Company, and any shareholders, directors, officers, employees and agents, and the respective heirs, executors, administrators, personal representatives, successors and assigns of each and all of such entities and persons, jointly and severally, from and of any and all claims, demands, causes of actions, duties, liabilities, obligations, damages, suits, and judgments, whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect, in tort or in contract, and whether now existing or hereafter arising, which Lang at time ever had, has or ever can, shall, or may have or claim to have, arising or to arise under, out of, or in relation to his employment or separation from employment, the Employment Agreement, and any other agreement, arrangement or understanding, or any thereof, from the beginning of time to and including the date of this Agreement and the Effective Date.

         (i) Each of the agreements, covenants, representations, warranties, consents, acknowledgments, receipts, releases, and waivers by Lang contained in this Agreement constitutes a material inducement to the Company to enter into and to perform this Agreement, and the Company would not enter into this Agreement but for all of such inducements by Lang. Each of the agreements, covenants, representations, warranties, consents, acknowledgments and receipts by the Company contained in this Agreement constitutes a material inducement to Lang to enter into and to perform this Agreement, and Lang would not enter into this Agreement but for all of such inducements by the Company.

         5. CONSULTING SERVICES. The Company hereby engages Lang to render consulting services to the Company upon the terms and conditions set forth in this Section 5. From the Effective Date until one year from the anniversary date of the Effective Date, Lang hereby agrees to perform services to or for the benefit of the Company by completing such tasks and projects as may be requested from time to time by the Company, provided, however, that Lang is not required to provide consulting services to the Company hereunder to the extent it would unreasonably interfere with Lang's full time employment or vacations of reasonable duration and at reasonable intervals or if Lang is disabled by illness. All services rendered by Lang on behalf of the Company shall be performed to the best of his abilities and in furtherance of the welfare and objectives of the Company, provided, further, that the Company shall give Lang reasonable advance notice of any consulting services requested hereunder that require more than telephone consultation with officers or employees of the Company. The Company shall reimburse Lang for reasonable out-of-pocket expenses incurred by Lang in performing his obligations under this Section 5.

         6.      AGREEMENT NOT TO COMPETE.

         (a) To induce the Company to enter into this Agreement, Lang agrees, for a period of three years after the Effective Date, not to, directly or indirectly, for his own account or for the account of others, as an officer, director, stockholder (other than investments in publicly-owned corporations which constitute not more than 1% of the voting securities of any such corporations), owner, partner, employee, promoter, consultant, manager, or otherwise, participate in the solicitation, promotion, financing, ownership, operation, or management of, or assist in or carry on through a proprietorship, corporation (other than investments in publicly-owned corporations which constitute not more than 1% of the voting securities of any such corporations), partnership, or other form of business entity or otherwise, compete with any check cashing business within any metropolitan area in which the Company, Ace or any of their subsidiaries operates check cashing stores as of the Effective Date.

         (b) Lang additionally acknowledges that during the term of Lang's covenant not to compete, Lang will not, directly or indirectly, induce or attempt to induce any of the Company's or its affiliates' employees (other than Gregg Bacon, Cliff Dodge, and Sara Ally) to leave their employment or commit or perform any of the acts prohibited to Lang, nor will Lang in any other way interfere with the employee relations of the Company or affiliates of the Company.

         (c) Lang acknowledges that the provisions of this Section 6 are reasonable and necessary for the protection of the Company and that the Company will be irrevocably damaged if such provisions are not specifically enforced. Accordingly, in the event of breach or threatened breach of the provisions of this Section 6, it is understood and agreed that the Company shall be entitled to injunctive relief (without bond or other security being required) as well as any and all other applicable remedies at law and in equity. Should a court of competent jurisdiction declare any of these provisions unenforceable due to an unreasonable restriction of duration or geographical area, or for any other reason, such court shall have the express authority of the parties to this Agreement to reform such provisions or to grant the Company any and all other relief, at law or in equity, reasonably necessary to protect the interests of the Company and give effect to the agreement of the parties set forth herein.

         7. FRANCHISE. The Company agrees to sell Lang, at his option, franchises for Company check cashing stores pursuant to an Agreement to Grant Franchise to be entered into by Lang, the Company and Check Express USA, Inc., substantially in the form attached as Exhibit "C" hereto.

         8. ASSISTANCE IN DISPOSING OF CHECK EXPRESS FINANCE, INC. If (a) Lang provides the initial introduction to Ace of a purchaser of Check Express Finance, Inc. ("CEF"), a wholly-owned subsidiary of the Company, (b) such introduction is evidenced by a written, dated notice to Ace, and (c) Ace or the Company thereafter sells the capital stock or substantially all of the assets and business of CEF to such purchaser within one year of the date of such introduction, then Ace or the Company shall pay Lang a sales commission in an amount equal to 10% of the gain on the sale of CEF, which gain shall be determined in accordance with generally accepted accounting principles.

         9. RELEASE OF GUARANTEES. The Company shall use its reasonable best efforts to obtain the release of Lang's personal guarantees of the liabilities of the Company set forth on Schedule B hereto (each a "Lang Guarantee"); provided, however, that the Company shall have no obligation hereunder to provide any financial incentive to, or institute or threaten to institute any legal proceeding against, any third party as a means of obtaining such release. Ace or the Company shall repay any liability that is subject to a Lang Guarantee if such Lang Guarantee has not been released within 60 days after the Effective Date.

         10. CONTINUED RELATIONS. Lang agrees not to serve as a voluntary expert witness in any lawsuit or legal proceeding against the Company or its affiliates, assigns, successors, agents, attorneys, directors, officers, or employees. Lang shall make himself available, upon the request of the Company, to testify or otherwise assist the Company or its affiliates in any litigation, arbitration or dispute involving any such parties. The Company shall reimburse Lang for all reasonable costs and expenses incurred in compliance with this
Section 10.

         11. BREACH OF PROVISIONS. If Lang fails or refuses to abide by the provisions of this Agreement other than Section 5 hereof, the Company shall have no further obligations to Lang under this Agreement or the Employment Agreement, but Lang shall remain bound by all provisions of this Agreement, including but not limited to his waiver of any rights of any kind released herein. Nothing in this Section 11 waives any rights to indemnification to which Lang is entitled pursuant to the Company's Articles of Incorporation or By-Laws or
Section 607.0850 of the Florida Business Corporation Act of 1989, as amended. If Lang has received any payments under this Agreement, and breaches the provisions of this Agreement other than Section 5, then Lang shall be obligated to repay the Company for all such sums received. Lang shall have the right to cure any First Default (as hereinafter defined), other than a default of his obligations pursuant to Section 5 hereof, within ten days from the date the Company gives Lang notice of such default. A "First Default" shall mean a default of Lang's obligations hereunder if the Company has not previously given Lang a notice of default for a similar obligation pursuant hereto.

         12. PRIOR RIGHTS AND OBLIGATIONS. This Agreement extinguishes all rights, if any, which Lang may have, and obligations, if any, which the Company or its subsidiary may have, contractual or otherwise, relating to the employment or termination of employment of Lang with the Company or affiliates of the Company.

         13. PROPRIETARY AND CONFIDENTIAL INFORMATION. In accordance with Lang's existing and continuing obligations, Lang agrees and acknowledges that the Company and its subsidiary have developed and own unique and valuable proprietary and confidential information, including, without limitation, concepts, ideas, plans, strategies, analyses, surveys, and proprietary information relating to the past, present or anticipated business of the Company and its subsidiary ("Proprietary and Confidential Information"). Except as may be required by law, Lang agrees that he will not at any time disclose to others, permit to be disclosed, use, permit to be used, copy or permit to be copied, any Proprietary and Confidential Information (whether or not developed by him) without the Company's prior written consent, which consent may be withheld in the Company's sole discretion. Except as may be required by law, Lang further agrees to maintain in confidence all Proprietary and Confidential Information received or of which he has knowledge as a result of his employment or involvement with the Company or its subsidiary.

         14. DOCUMENTS. Lang agrees to leave at the Company's headquarters or deliver to the Company on or before the Effective Date all analyses, correspondence, data and information, memoranda, notes, records, and other documents, including charts, drawings and maps and all copies thereof, made, composed or received by Lang, solely or jointly with others, and which are in Lang's possession, custody or control and which are related in any manner to the past, present or anticipated business of the Company or its subsidiary. In this regard, Lang hereby grants and conveys to the Company all right, title and interest in and to, including without limitation, the right to possess, print, copy, and sell or otherwise dispose of, any data, drawings, information, papers, photographs, records, reports, summaries, or other documents in writing, and copies, abstracts or summaries thereof, which may have been prepared by Lang or under his direction or which may have come into his possession in any way during the term of his employment with the Company or its subsidiary and which relate in any manner to past, present or anticipated business of the Company or its subsidiary.

         15. COOPERATION. Lang shall cooperate with the Company to the extent reasonably required in all matters relating to the winding up of his pending work on behalf of the Company or its subsidiary and the orderly transfer of any such pending work as designated by the Company. Lang shall take such further action and execute documents as may be reasonably necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

         16. NON-ADMISSION OF LIABILITY. The payment of the consideration by the Company pursuant hereto is not to be taken or understood as an admission of liability by the Company or any person, firm or entity released herein.

         17.     INDEMNITY.  Subject to the terms and conditions of this
Section 17, Ace hereby agrees to indemnify, defend, and hold Lang harmless from and against any and all costs, loss, liability, damages, lawsuits, claims and expenses (collectively, "Damages") asserted against or incurred by him by reason of or resulting from his performance of the Lang Guarantees. Subject to the terms and conditions of this Section 17, Lang hereby agrees to indemnify, defend, and hold the Company, Ace and their respective subsidiaries, officers, directors, shareholders, employees, consultants or agents, harmless from and against any and all Damages asserted against or incurred by any of them by reason of or resulting from all claims and causes of action of any nature, which may be asserted by any person, firm, or entity for any relief claimed to be due Lang and released by this Agreement. Lang further agrees to indemnify and hold harmless the Company, and all such other parties, from and against all Damages asserted against or incurred by any such parties by reason of or resulting from Lang's failure to make payments of any income tax or for employee federal and/or state tax contributions (or for penalties or interest thereon) that were or are personal obligations of Lang and were or are required to be paid or collected by Lang. Such indemnification shall be for such amounts as may be required to be paid, if any, by the Company or any such other party to such appropriate governmental agency, including but not limited to the Internal Revenue Service. The obligations and liabilities under this Section 17 shall be subject to the following terms and conditions:

         (a) Promptly after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, and in any event within such period as may be necessary in order that the rights of any indemnifying party shall not be prejudiced after the assertion in writing of any other claim by a third party, the indemnified parties shall give the indemnifying parties written notice thereof together with a copy of such claim, process or other legal pleading, and any indemnifying party shall have the right to undertake the defense thereof by representatives of his or its own choosing and at his or its own expense; provided, however, that any indemnified party may participate in the defense with counsel of his or its own choice and at his or its own expense.

         (b) If no indemnifying party, by the 30th day after notice of any such claim has been given to him or it by any indemnified parties (or, if earlier, by the 5th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not notify the indemnified parties that it or he has elected to defend against such claim, then the indemnified parties shall have the right to undertake the defense, compromise, or settlement of such claim on behalf of and for the account and risk of the indemnifying parties and at the indemnifying parties' expense, subject to the right of indemnifying parties to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof. The indemnified parties shall notify indemnifying parties of any proposed settlement no later than three days before such settlement is effected.

         (c) Notwithstanding anything to the contrary contained herein, an indemnifying party shall not settle any claim without the consent of each indemnified party, unless such settlement involves only the payment of money and the claimant provides to each indemnified party, in form and substance satisfactory to that party, a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying parties shall not settle the claim without the prior written consent of each indemnified party, which consent shall not be unreasonably withheld.

         (d) The parties hereto shall each cooperate with all reasonable requests of the other.

         18. CONSULTATION WITH AN ATTORNEY. Lang acknowledges that he has consulted with his personal attorney regarding the contents of this Agreement and its meaning. Prior to the execution of this Agreement, Lang has had a reasonable period of time, which is not less than 21 days, within which to consider this Agreement, and he understands the terms and conditions of this Agreement and agrees to abide by this document, and he knowingly and voluntarily executes it without hidden reservations. Lang acknowledges that he had a period of at least seven days following his execution of this Agreement to revoke this Agreement, and he delivered this Agreement and his executed Non-Revocation Statement (the form of which is set forth on Exhibit B hereto) to the Company after the expiration of such seven-day period.

         19. RESPONSIBILITY FOR ATTORNEY'S FEES. The Company shall reimburse Lang for his reasonable attorneys' fees and expenses in connection with the negotiation and execution of this Agreement; provided, however, that the Company shall not be obligated to reimburse Lang for fees and expenses in excess of $1,000. Lang further agrees that he is fully responsible for any attorneys' fees incurred by him and will indemnify and hold harmless the Company and the other persons and entities released in this Agreement from and against any other claims or fees asserted by any attorney claiming attorneys' fees or costs (other than the fees and expenses to be reimbursed by the Company pursuant to this Section 19) in connection with his employment or separation from employment with the Company or its affiliates, or any rights or claims released by this Agreement.

         20. NON-ASSIGNMENT. Lang affirms that he has not assigned, pledged, sold, transferred, or otherwise conveyed any right, claim, or interest that he has or may have in any matters released herein.

         21. TAXES. Lang specifically agrees to pay all federal income taxes for which he is liable as a result of the payments provided for in
Section 4 of this Agreement.

         22. WAIVER. The failure at any time of any party to this Agreement to require performance by another party of any provision of this Agreement shall in no way affect the right to require full performance at any time thereafter, nor shall the waiver by any party of a breach of or default under any provision of this Agreement be taken or held to be or operate as a waiver of any succeeding breach or default, whether similar to or different from the breach or default waived, or as a waiver of the provision itself. No provision of this Agreement, or breach of or default under any provision of this Agreement, may be waived except in a writing, signed by the party charged with such waiver.

         23. NOTICE. Any and all notices and other communications required or permitted to be given under this Agreement shall be given in writing and shall be sent by (i) United States mail, postage prepaid, registered or certified mail, return receipt requested, or (ii) personal delivery, or (iii) expedited delivery service with proof of delivery, or (iv) prepaid telegram or telex or fax (provided that such telegram or telex or fax is confirmed by expedited delivery service or by mail in the manner previously described), addressed as follows:

         If to the Company or Ace:

         Check Express, Inc.
         101 E. Kennedy Blvd., Suite 2700
         Tampa, Florida  33602
         Attention:  President
         and

         Ace Cash Express, Inc.
         1231 Greenway Drive, Suite 800
         Irving, Texas  75038
         Attention:  Donald H. Neustadt, President

         With a copy (which shall not
         constitute notice) to:

         Gardere & Wynne, L.L.P.
         1601 Elm, Suite 3000
         Dallas, TX  75201
         Attention:  Larry Schoenbrun

         If to Lang:

         Larry F. Lang
         1002 South Harbour Island Blvd.
         Unit 1501
         Tampa, Florida  33602

         With a copy (which shall not
         constitute notice) to:

         Annis, Mitchell, Cockey, Edwards & Roehn, P.A.
         One Tampa City Center
         Suite 2100
         Tampa, Florida  33601
         Attention:  Joseph W. N. Rugg, Esq.

Change of any such address shall be valid if and when notice of such change is given to the other party in accordance with this Agreement. Any such notice or other communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram or telex or fax, upon receipt.

         24.     NO DEROGATORY COMMENTS.   Lang shall refrain from making
public or private comments relating to Ace, the Company or their affiliates that are derogatory or that may intend to injure any such party in its or their business, public or private affairs other than comments made as part of a legal proceeding between the parties hereto.

         25.     RESOLUTION OF CLAIMS AND DISPUTES.   To the extent permitted
under applicable law, the parties hereto agree as follows:

         (a) Binding Arbitration. Any legal proceeding, action, dispute, claim or controversy of any kind (whether in contract or in tort, statutory or common law, legal or equitable) now existing or hereafter arising (collectively, the "Disputes") between Lang, the Company or Ace that in any way arises out of, pertains to or is connected with this Agreement shall, to the extent not prohibited by law, be determined by arbitration in accordance with the Employment Arbitration Rules of the American Arbitration Association. Such arbitration shall take place within a reasonably prompt period of time, but in no event later than 180 days after a request for arbitration is made to the American Arbitration Association by Lang, the Company or Ace. If for any reason such arbitration does not take place within said time, it shall commence as soon thereafter as reasonably practicable. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. All statutes of limitations that would otherwise be applicable shall apply to any Disputes asserted in any arbitration proceeding hereof.

         (b) No Waiver; Preservation of Remedies. To the extent permitted by applicable law, no provision of, or the exercise of any rights under Section 25(a) shall limit the right of Lang, the Company or Ace to provisional or ancillary remedies, including, but not limited to, injunctive relief, writ of attachment, or protective order from a court of competent jurisdiction before, after, or during the pendency of any arbitration. To the extent permitted by applicable law, provisional or ancillary remedies shall not be deemed inconsistent with, and shall not constitute a waiver of, the right of any party to submit any controversy or claim to arbitration as provided in Section 25(a).

         (c) Scope of Awards. The arbitrators shall resolve all Disputes in accordance with the applicable substantive law. A single arbitrator shall be chosen and shall decide the Dispute.

         (d) Miscellaneous. To the extent permitted by applicable law, the arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees and arbitrators' fees) to the prevailing party. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the parties or by applicable law or regulation. If the provisions of this Section 25 are inconsistent with the Employment Arbitration Rules of the American Arbitration Association, then the provisions of this Section 25 shall control.

         26.     MISCELLANEOUS PROVISIONS.

         (a) The parties agree that the existence, terms and conditions of this Agreement shall be kept confidential, except as may be required by law.

         (b) If any provision of this Agreement is held to be void, illegal, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such void, illegal, or unenforceable provision never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected in any way by the void, illegal, or unenforceable provision or by its severance.
Furthermore, in lieu of such severed provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such severed provision as may be possible and be valid, legal, and enforceable.

         (c) If legal action is ever necessary to enforce any provision of this Agreement, the prevailing party shall be entitled to payment of its attorneys' fees and court costs incurred in instituting and sustaining such legal action.

         (d) This Agreement sets forth the entire agreement between the parties, and supersedes any and all earlier agreements or understandings between the parties pertaining to the subject matter of this Agreement.

         (e) This Agreement shall be construed and enforced in accordance with the laws of the State of Texas (without regard to the choice of law rules thereof).

         (f) This Agreement shall inure to the benefit of and be binding upon the Company, Ace, their successors and assigns, and Lang, his heirs, executors, administrators, personal representatives, successors and assigns.

         (g) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

            [THE IMMEDIATELY FOLLOWING PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



                                     /s/ Larry F. Lang
                                     --------------------------------------
                                     Larry F. Lang


                                     Ace Cash Express, Inc.



                                     By:
                                        -----------------------------------
                                        Its: President
                                            -------------------------------


                                     Check Express, Inc.



                                     By:
                                        -----------------------------------
                                        Its: Vice President of Finance, CFO
                                            -------------------------------

                                                                      SCHEDULE B

SUMMARY OF INDEBTEDNESS OF THE COMPANY AND THE SUBSIDIARIES PERSONALLY GUARANTEED BY LARRY F. LANG, CEO AND PRESIDENT


Installment Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. in the amount of $650,000, dated August 31, 1995.

Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $880,000 dated February 10, 1994.

Term Mortgage Loan Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $106,000 dated May 18, 1993.

Term Promissory Note Payable to SouthTrust Bank of West Florida by Check Express, Inc. and Check Express Florida, Inc. in the amount of $270,000 as corrected effective January 4, 1993.

Clean Irrevocable Letter of Credit number 95-12 issued on May 10, 1995 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.

Clean Irrevocable Letter of Credit number 94-07 issued on March 14, 1994 by SouthTrust Bank of West Florida for $50,000 on behalf of Check Express, Inc. in favor of Titan Indemnity Company.

All indebtedness of the Company and the Subsidiaries to SouthTrust Bank is cross-collateralized and personally guaranteed by Mr. Larry F. Lang, CEO and President.

Line of Credit provided by Seattle-First National Bank to Peterlyn, Inc. dated April 26, 1995 and expiring April 30, 1996 in the amount of $200,000.

All indebtedness of the Company and the Subsidiaries to Seattle-First National Bank is cross-collateralized and personally guaranteed by Mr. Larry F. Lang, CEO and President.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $500,000 dated December 28, 1994.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $400,000 dated April 11, 1995.

Term Promissory Note Payable to Southern Commerce Bank by Check Express, Inc. in the amount of $200,000 dated July 6, 1995.

Term Promissory Note Payable to Republic Bank by Check Express Finance, Inc. in the amount of $500,000 dated August 31, 1995.

                                   EXHIBIT C
                         AGREEMENT TO GRANT FRANCHISES

         This Agreement is entered into as of this 13th day of October, 1995, by and between ACE CASH EXPRESS, INC. ("Ace"), a Texas corporation, CHECK EXPRESS, INC. (the "Company"), a Florida corporation, CHECK EXPRESS USA, INC. ("CEUSA"), a Florida corporation, and LARRY F. LANG ("Lang").

         WHEREAS, Ace, the Company and Lang are parties to that certain Agreement and Release dated October 13, 1995, wherein Lang has terminated his employment with the Company, and

         WHEREAS, the parties have agreed that Lang shall have the limited right to open check cashing stores under franchise agreements with Ace, Company, CEUSA, or an affiliate of any of them in accordance herewith, and

         WHEREAS, Ace, the Company, CEUSA and Lang desire to enter into this Agreement to set forth, among other things, all of the terms under which franchises will be granted to Lang.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, to induce Lang to enter into the Agreement and Release and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF RIGHTS. For a period of ten (10) years from the date of this Agreement, Lang shall have the right to open up to ten (10) franchised check cashing stores under franchise agreements with (i) CEUSA, and (ii) so long as the Company, Ace or any affiliate of any of them is offering to franchise check cashing stores to third parties, such of the Company, Ace or such of their affiliates as is then offering to franchise check cashing stores to third parties. The right to open franchised stores under this Agreement shall terminate three (3) years from the date hereof if Lang has failed to open at least one store pursuant to this Agreement by such date.

2. FRANCHISE AGREEMENT. Each franchise agreement executed pursuant hereto between Lang and the franchising party ("Franchisor") shall be substantially in the form of the franchise agreement attached hereto as Exhibit A and shall license Lang in any event to use all of the proprietary marks of Franchisor which are used in connection with Franchisor's check cashing business.

3. ADDENDUM TO FRANCHISE AGREEMENT. The Addendum attached hereto as Exhibit B shall be an addendum to, and become a part of, each franchise agreement executed between Lang and Franchisor evidencing franchises granted pursuant to this Agreement.

4. INITIAL ROYALTY PAYMENT. Notwithstanding the terms set forth in Exhibit A and Exhibit B, no royalty payments shall be due and payable on the initial store franchised pursuant to this Agreement until the thirteenth month following the opening to the public of such initial store.

5. TERMS NO LESS FAVORABLE. In the event Franchisor grants franchises to others under terms which are more favorable to the franchisee than the terms contained in the form of franchise agreement attached hereto as Exhibit A or in the addendum attached hereto as Exhibit B, Lang shall have the option to amend the terms of any franchise agreement entered into by Lang (or such other party as provided in Section 6 below, who shall be deemed an intended third party beneficiary hereof) pursuant to this Agreement to incorporate those terms which Lang deems to be more favorable, but only so long as the franchisee under such Franchise Agreement is Lang or a corporation, partnership, trust or other business entity in which Lang, his spouse, his children, or a trust of which Lang, his spouse and/or his children are the sole beneficiaries owns no less than a majority of all equity interests.

6. RIGHTS OF LANG. The rights of Lang to open franchise stores pursuant to this Agreement may be assigned from time to time by Lang to any corporation, partnership, trust or other business entity in which Lang, his spouse, his children, or a trust of which Lang, his spouse and/or his children are the sole beneficiaries owns no less than a majority of all equity interests.

7. ATTORNEYS' FEES. In the event that any party hereto shall file an action to enforce any provision of this Agreement or seek damages for breach hereof, the prevailing party shall be paid, in addition to all other sums which may be required to be paid, a reasonable sum for such prevailing party's attorneys' fees.

       IN WITNESS WHEREOF, the parties intending to be legally bound, hereby have duly executed and delivered this Agreement as of the day and year first above written.

                                     ACE CASH EXPRESS, INC.


                                     By: /s/ Donald H. Neustadt
                                        --------------------------------------
                                          Donald H. Neustadt, President

                                     CHECK EXPRESS, INC.


                                     By: /s/ Roger D. Goertz
                                        --------------------------------------
                                       Roger D. Goertz, Executive Vice President

                                     CHECK EXPRESS USA, INC.

                                     By: /s/ Roger D. Goertz
                                        --------------------------------------
                                          Roger D. Goertz, President


                                     /s/ Larry F. Lang
                                     -----------------------------------------
                                     LARRY F. LANG

                            CHECK EXPRESS USA, INC.



                              FRANCHISE AGREEMENT

Section  Description                                                                                                   Page
-------  -----------                                                                                                   ----
1.       Appointment and Grant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.       Initial Franchise Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

3.       Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

4.       Renewal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

5.       Royalty Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

6.       Franchisee Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

7.       Nature and Value of Franchise Name, Trademarks, Service Marks, Trade Secrets and Goodwill  . . . . . . . . . . 6

8.       Proprietary Marks and Copyrighted Materials  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

9.       Duties and Obligations of Franchisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

10.      Duties and Obligations of Franchisee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

11.      Hold-Harmless  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

12.      Trade Secrets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

13.      Covenant Not to Compete  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

14.      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

15.      Procedures and Obligations on Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

16.      Assignment and Transfer of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

17.      Late Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

18.      Taxes, Permits and Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

19.      Records of Operation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

20.      Advertising  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

21.      Relationship of Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

22.      Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

23.      Non-Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

24.      Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

25.      Covenants and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

26.      Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

27.      Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

28.      Authority and Acceptance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

29.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

30.      Exclusive Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

31.      Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

32.      Venue  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

33.      Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

34.      Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

35.      Equity Owners of Franchisee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

36.      Mediation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

         Agreement Addenda for Certain Registration States  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

         Exhibit A    -   Franchise Location Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Exhibit B    -   Telephone Listing Authorization/Assignment  . . . . . . . . . . . . . . . . . . . . . . . .  37
         Exhibit C    -   Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                              FRANCHISE AGREEMENT

      This Agreement made this _____ day of _____________________, 19___, by and between CHECK EXPRESS USA, INC., a Florida corporation (hereinafter "Franchisor"), and ___________________________________________ (hereinafter
"Franchisee").

                                    RECITALS

A. Franchisor owns and has developed a system (hereinafter referred to as the "System") for operating, advertising, promoting and managing a check cashing and financial services business.

B. The System is designed to enable such a business to develop, to compete effectively and to benefit from identification with Franchisor's proprietary marks. The distinguishing characteristics include, but are not limited to, the following:

         1. Common use and promotion of the name "Check Express" and a logo/color scheme associated with the service, trade names, trademarks, service marks, signs, and emblems (hereinafter collectively referred to as "Proprietary Marks"), all of which may be changed, modified, improved, and further developed from time to time at the sole discretion of Franchisor,

         2.      Copyrighted software for operations and accounting,

         3.      Centralized advertising programs,

         4. A recommended standardized system for operation of the business in accordance with procedures, materials and forms, and

         5.      Periodic informational updates.

C. Franchisor has developed, used and promoted the System and uses certain trade names, trademarks, and service marks, including the service mark "Check Express" and intends to control the use of these and other Proprietary Marks for the benefit and exclusive use of itself and its franchisees in order to identify the Check Express franchise to the public as a franchise which represents the highest standards of quality and service.

D. Franchisee desires to be assisted by Franchisor, to use the System in Franchisee's business and to be franchised by, and become a franchisee of, Franchisor in a network of such businesses under the terms and conditions contained in this Agreement.

E. Franchisee understands and acknowledges the importance of the Check Express standards of quality and appearance in order to maintain the value and continuing goodwill of the Proprietary Marks.

NOW THEREFORE, the parties hereto agree as follows:

1.       APPOINTMENT AND GRANT

         A. Franchisor hereby grants to Franchisee a franchise to operate one Check Express franchised store within the area described in Section 1 of the General Addendum to this

                 Agreement (the "Selection Area") at the specific location to be selected by Franchisee and approved by Franchisor as provided below upon the terms and conditions contained herein, and at only such approved location (except as otherwise provided herein), and a license to use in connection therewith the System and the Proprietary Marks associated with the System.

         B. The specific business location for which a Check Express franchise is hereby granted shall be determined as follows:

                      (i) Franchisee shall submit to Franchisor in writing, within one hundred twenty (120) days of the date on which this Agreement was accepted by Franchisor as stated on the signature page hereof (the "Commencement Date"), a proposed specific business location owned by Franchisee or for which Franchisee has received an offer to lease or purchase within the Selection Area using the form of Franchise Location Agreement attached hereto as Exhibit A, together with a copy of any proposed lease for such location. In accordance with
                             Section 9.A below, Franchisor shall provide assistance to Franchisee in identifying potential business locations in the Selection Area.

                      (ii) If Franchisor approves such proposed location and the lease therefor, if any, which approval shall be granted or denied within ten (10) business days after receipt by Franchisor of the proposed Franchise Location Agreement and a copy of any proposed lease, or such longer time as may be reasonably necessary for Franchisor to conduct a physical inspection of the proposed location and its surrounding area, Franchisor shall execute the submitted Franchise Location Agreement and return it to Franchisee.

                    (iii) If Franchisor disapproves such proposed location or the lease therefor, Franchisor shall immediately inform Franchisee specifying the reason for such disapproval, and Franchisee shall submit another proposed location and/or lease.

                      (iv) If Franchisee shall fail to submit a proposed business location and lease, if any, within one hundred twenty (120) days after the Commencement Date which is subsequently approved by Franchisor, Franchisor may, in its sole discretion, grant an extension of time for Franchisee to submit one or more additional proposed business locations for approval or this Agreement may be terminated at Franchisor's option. In the event of termination pursuant to this Section, Franchisor shall have no obligation to return the initial franchise fee required to be paid pursuant to Section 2 or any royalty fees paid pursuant to Section 5.

                      (v) Franchisor's approval of any such proposed location and any lease therefor (and any relocation thereof) does not constitute a guaranty by Franchisor that such location will prove profitable and Franchisee hereby waives and releases any right or claim against Franchisor arising in connection with the selection or approval of Franchisee's business location, including, without limitation, the failure of the approved location to fulfill Franchisee's expectations.

         C. Franchisee shall have the right to relocate the franchised business to a new location (i) within the Selection Area upon the prior written approval of Franchisor, which approval shall not be unreasonably withheld, or (ii) within any other territory, which is not subject to any other party's specific option, rights or claims, upon the prior written approval of Franchisor, which approval may be granted or withheld in the sole and absolute discretion of Franchisor, provided in any case that notice of intent to relocate specifying the exact location is given to Franchisor at least sixty (60) days prior to such proposed relocation. Without limiting what does or does not constitute the unreasonable withholding of consent, Franchisor's withholding of consent to a proposed relocation by Franchisee shall not be deemed to be unreasonable if such relocation would result in a violation of Franchisee's territorial rights hereunder or a violation of the territorial rights of any other Check Express franchisee.

         D. Franchisee understands and agrees that Franchisee's franchise and license under this Agreement is nonexclusive and that Franchisor in its sole discretion has the right to grant franchises and licenses to others. However, Franchisor shall not grant hereafter a Check Express franchise nor will it open a company-owned store within the Exclusive Territory described in the Franchise Location Agreement. Franchisee shall advise Franchisor at the earliest possible time when Franchisee becomes aware that a planned Check Express store may be in violation of Franchisee's territorial rights.

         E. It is understood that Franchisor is constantly working to improve upon its franchise system. Franchisor reserves the right to change the System or any part of the System at any time upon reasonable notice to Franchisee, and as changed, it shall remain the System referred to in this Agreement. Any improvements in the System developed by Franchisee shall become the sole and exclusive property of Franchisor who shall have the right to adopt and perfect them, without compensation to Franchisee.

2.       INITIAL FRANCHISE FEE

         A. In consideration of the Check Express franchise and license granted to Franchisee herein, and the assistance, training, System, Proprietary Marks, trade secrets, and other materials and services to be received by Franchisee, Franchisee shall pay to Franchisor an initial franchise fee of Twenty Four Thousand Five Hundred Dollars ($24,500), which is fully earned by Franchisor upon execution of this Agreement. The full amount of the initial franchise fee shall be due and payable upon the execution of this Agreement. The initial franchise fee payment shall become the sole property of Franchisor and shall not be refunded in any event. No rights or privileges under this Agreement shall exist until the initial franchise fee is paid.

         B. The parties expressly agree that the grant and initial franchise fee provided for in Section 2.A hereof afford Franchisee no rights regarding such other franchises, if any, as Franchisor in its sole discretion may elect to make available to Franchisee in the future.

         C. The initial franchise fee payable by Franchisee in accordance with the provisions of Section 2.A hereof shall be payable in immediately available funds.

3.       TERM

         Except as otherwise provided in this Agreement, the term of this Agreement shall be for a period of ten (10) years from the Commencement Date, subject to the rights of renewal as provided in
         Section 4.

4.       RENEWAL

         Upon the expiration of the initial term hereof and any renewal term hereof, Franchisee may, at its option, renew this Agreement and the franchise granted hereby for successive additional periods of ten (10) years, provided that:

         A. Franchisee gives Franchisor written notice of its intention to exercise the option to renew (the "Renewal Notice") within ninety (90) days after Franchisor has given Franchisee written notice stating the date that the current term is to expire (the "Expiration Notice"), which Expiration Notice shall be given no sooner than one hundred eighty (180) days before the date on which the current term is to expire; and

         B. Franchisee pays to Franchisor prior to five (5) days before the beginning of the renewal term, a renewal fee equal to $500.00; and

         C. Franchisee executes the then current standard Franchise Agreement, which act shall in no way obligate Franchisee to pay a royalty fee greater than the amount prescribed in
                 Section 5 hereof, or to again pay the initial franchise fee provided for in Section 2.A hereof, except as provided in
                 Section 4.B, or equivalents, and executes a general release of Franchisor for all obligations arising from or created under the preceding Franchise Agreement and term; and

         D. At the time of renewal and the giving of the Renewal Notice under Section 4.A hereof, Franchisee is not in default of any provision of this Agreement, any amendment hereof, or any other agreement between Franchisee and Franchisor or between any affiliates of either Franchisor or Franchisee; and

         E. If local law requires that Franchisor give notice to Franchisee prior to the expiration of the term of this Agreement in addition to the Expiration Notice, this Agreement shall remain in effect on a month- to-month basis until Franchisor has given Franchisee the notice required by law; and

         F. If Franchisee continues to operate after the end of the term hereof, without exercising its option to renew, Franchisee shall be deemed to be operating on a month-to-month basis under the terms and conditions of the Franchise Agreement then being offered by Franchisor to new franchisees. However, in such event, Franchisor may terminate Franchisee at any time by giving Franchisee ten (10) days written notice of termination, or such longer notice as is required by applicable law; and

         G. At the time of renewal, the terms and conditions hereof shall be deemed amended to conform to the terms and conditions of the then current standard Check Express franchise agreement, except as otherwise provided in a written agreement executed by the parties at the time of renewal.

5.       ROYALTY FEE

         A. Franchisee shall pay to Franchisor a monthly royalty fee equal to the greater of $750 per month, as adjusted as provided herein (such amount referred to herein as the "Minimum Monthly Royalty Fee"), or 5% of Franchisee's adjusted gross monthly receipts. At the option of Franchisor, the Minimum Monthly Royalty Fee may be adjusted each year in proportion to the change in the Consumer Price Index -- All Urban Consumers (herein called the "CPI", which is determined and published by the Bureau of Statistics, the United States Department of Labor) for the previous calendar year beginning with the first payment due thirty (30) days after Franchisor has given written notice to Franchisee of such adjustment, or such later date as may be specified in such written notice. If the CPI is no longer published, then another index generally recognized as authoritative shall be substituted by agreement of the parties.

         B. The royalty fee shall be payable initially on the fifth day of the first calendar month immediately following the earlier of
                 (i) the first full calendar month of public operation of the franchised store or (ii) one hundred twenty (120) days after the Commencement Date. Commencing on the fifth day of the first month after the royalty fee becomes payable, and thereafter on the fifth day of every succeeding month during the term (and every renewal term) of this Agreement and on the fifth day of the first month immediately following the expiration or termination of this Agreement, at Franchisor's option the Minimum Monthly Royalty Fee and the Monthly Computer Maintenance Fee payable pursuant to Section 10.D shall be automatically disbursed from Franchisee's bank account by electronic fund transfers or other form of pre-authorized check or withdrawal order transfers initiated by Franchisor to its own order. To the extent that the royalty fee exceeds the Minimum Monthly Royalty Fee, such amount shall be payable on the fifteenth day of the calendar month in which the applicable Minimum Monthly Royalty Fee was payable.

         C. Franchisee shall authorize its depository to pay and charge to Franchisee's account electronic fund transfers (or other form of pre-authorized check or withdrawal order transfers) initiated by Franchisor to its own order in the amount of the Minimum Monthly Royalty Fee and the Monthly Computer Maintenance Fee. Franchisee shall execute any form and provide any information requested by its depository or by Franchisor that is necessary to secure authorization of the monthly automatic disbursements set forth in Section 5.B hereof. Franchisee shall coordinate with Franchisor any changes in its depository account so that no interruptions in the automatic disbursement of the Minimum Monthly Royalty Fee and Monthly Computer Maintenance Fee occur.

         D. The royalty fee shall be based upon the adjusted gross receipts for the month immediately preceding the month in which payment is made. Gross receipts shall include all receipts from the following sources: fees from cashing checks, fees from selling money orders, fees from money transfer agencies, fees from selling check cashing and identification cards, fees from selling lottery tickets, receipts from sales of merchandise, and any other source of fees, receipts, or revenue. In calculating adjusted gross receipts there shall be a reduction for the actual cost of merchandise and goods sold, but there shall be no reduction or credit made for returned checks. Except as expressly provided otherwise herein, Franchisee shall not deduct or set off any amount claimed to be owed to Franchisee from or against the royalty fee payable to Franchisor.

         E. If Franchisee shall fail to pay a monthly royalty fee in an amount equal to at least the Minimum Monthly Royalty Fee which is due hereunder within ten (10) days after written demand therefor is delivered to Franchisee, then Franchisor may, at its election, declare all future Minimum Monthly Royalty Fees payable hereunder to the end of the current term to be immediately due and payable, without discount.

6.       FRANCHISEE NAME

         A. Franchisee shall operate under the trade name "Check Express" and shall use no other name in conducting the business franchised under this Agreement without the consent of Franchisor. Franchisee shall comply with all applicable fictitious name statutes, with evidence of such compliance to be furnished to Franchisor.

         B. If Franchisee is a corporation or partnership, it shall not legally or otherwise incorporate the name "Check Express" in its corporate or partnership name.

7. NATURE AND VALUE OF FRANCHISE NAME, TRADEMARKS, SERVICE MARKS, TRADE SECRETS AND GOODWILL

         A. The franchise granted hereby authorizes Franchisee to use the System, name, trade names, trademarks, service marks, copyrighted materials, trade secrets and goodwill, and any improvements and modifications of these items in the operation of Franchisee's business at the location set forth above. It is expressly agreed that the ownership of all right, title and interest in and to said System, name, trade names, trademarks, service marks, copyrighted materials, trade secrets and goodwill, and any improvements and modifications of these items shall remain solely in Franchisor and that the materials and information now and hereafter provided or revealed to Franchisee under and pursuant to this Agreement are revealed in confidence.

         B. So long as this Franchise Agreement shall remain in effect, Franchisee agrees to maintain a clean and attractive store which meets the specifications provided by Franchisor, to preserve, maintain and enhance the reputation and goodwill built up by Franchisor and its franchisees and the value of the Proprietary Marks.

         C. Franchisee agrees neither to infringe upon nor use or imitate the System or any part of the System, except under a written franchise agreement and license from Franchisor.

8.       PROPRIETARY MARKS AND COPYRIGHTED MATERIALS

         A. It is understood that the license hereby granted to use Franchisor's Proprietary Marks in connection with the franchised business includes the service mark "Check Express" and such other trade names, trademarks and service marks of Franchisor as Franchisor may expressly designate in writing from time to time, but includes no other marks now existing or to be developed by Franchisor.

         B. Franchisee recognizes and acknowledges Franchisor's exclusive copyrights in the software provided by Franchisor, the Franchise Offering Circular and in any operating manuals or directives and any advertising and promotional material provided by Franchisor. Franchisee agrees to treat as confidential such material and shall not make such material available to unauthorized persons.

         C. Franchisee acknowledges Franchisor's claim to the exclusive right to use the mark "Check Express" and such other trade names, trademarks and service marks of Franchisor as may from time to time be designated, and expressly covenants that during the term of this Agreement and after the expiration or termination thereof, Franchisee shall not directly or indirectly contest or aid in contesting the validity or ownership of said Proprietary Marks or copyrighted materials, or take any action whatsoever which might affect or prejudice Franchisor's claimed rights therein.

         D. Franchisee shall promptly notify Franchisor of any claim, demand, or suit based upon, or arising out of, any attempt by any other person, firm, partnership, or corporation to use the Proprietary Marks licensed hereunder, the copyrighted materials, or any colorable variation thereof. Franchisee agrees also to promptly notify Franchisor of any litigation instituted by any person, firm, partnership, corporation, or government agency against the Franchisee involving Franchisor's Proprietary Marks or copyrighted materials. Franchisor shall, at its discretion, and at its own expense, defend the trade name, trademarks, service marks, Proprietary Marks, and the System against imitations and infringements. Franchisor shall have no liability to Franchisee if a valid claim to prior use is asserted. In the event Franchisor undertakes the defense or prosecution of any litigation relating to the Proprietary Marks licensed hereunder, Franchisee agrees to execute any and all documents and do such acts and things as may, in the opinion of legal counsel for Franchisor, be necessary to carry out such defense or prosecution.

         E. Franchisee understands and agrees that its franchise and license to use the System, said Proprietary Marks and copyrighted materials is non-exclusive, that the Franchisor in its sole discretion, has the right to grant franchises to others and to license others to use the System, Proprietary Marks, and copyrighted materials in addition to those franchises and licenses already granted to other franchisees, and that Franchisor may develop and license other marks in conjunction with systems other than the System, on any terms and conditions Franchisor deems advisable.

         F. It is expressly recognized that any and all goodwill associated with, and identified by, said Proprietary Marks and copyrighted materials inures directly and exclusively to the benefit of Franchisor and is the property of Franchisor, and that, on the expiration or termination of this Agreement, no monetary amount shall be assigned as attributable to any goodwill associated with Franchisee's activities as a franchisee under said Proprietary Marks or copyrighted materials.

         G. Franchisee shall prominently display a notice or certificate in its store, and shall include a statement on Franchisee's letterhead and on all forms, documents and other printed matter to be used in connection with the franchised business, setting forth that Franchisee is "An Independent Franchise of the Check Express System," or other similar statement approved in writing by Franchisor.

         H. In order to develop and maintain high and uniform standards of quality and service and hence protect the reputation and goodwill of Franchisor, Franchisee covenants:

                      (i) To adopt and use the Proprietary Marks licensed hereunder solely in the manner prescribed by Franchisor.

                      (ii) To obtain advance approval in writing from Franchisor of the appearance of the trade name and logo incorporating Franchisor's name or other identifying words or marks.

         I. In order to preserve the validity and integrity of the Proprietary Marks licensed herein and to assure that Franchisee is properly employing the same in the operation of Franchisee's business, Franchisor may inspect Franchisee's operations from time to time and will advise Franchisee of any deficiencies therein. Franchisee shall cooperate with Franchisor's representative in such inspection and render such assistance as may be reasonably requested.

         J. All Check Express signs and emblems used by Franchisee in conducting its business shall conform to the specifications of Franchisor as to art work, lettering, colors, size, construction and overall appearance and shall be approved in advance in writing by Franchisor. Franchisor's failure to give notice of its disapproval or to request additional information within ten (10) business days after receipt by Franchisor of a written request for approval of a proposed sign or emblem shall be deemed an approval in writing by Franchisor of the proposed sign or emblem.

         K. Franchisee shall not advertise, publish or circulate any documents or other matter using the Check Express name or the Proprietary Marks, except in compliance with the latest edition of Franchisor's Operating Manuals or Advertising Manual, if any, or with Franchisor's prior written consent.

         L. Franchisee shall not use the Proprietary Marks in connection with the offer or sale of any items or services except pursuant to the express prior written permission of Franchisor. All amounts received by Franchisee in connection with the unauthorized use of the Proprietary Marks shall be held in trust for, and paid to, Franchisor.

9.       DUTIES AND OBLIGATIONS OF FRANCHISOR

         Franchisor shall provide the following services:

         A. Franchisor shall provide advice and assistance to Franchisee in Franchisee's selection of Franchisee's business location.

         B. Franchisor shall make available to two (2) persons designated by Franchisee at no fee to Franchisee or Franchisee's designated attendees, the Check Express Franchise Training Course which lasts approximately two (2) weeks at such place as Franchisor shall designate. The instruction of said course shall include, but not be limited to, a review of the Operating Manuals, use of Franchisor's copyrighted software and compatible hardware, supplies and equipment purchases and control, store operation and management, staffing, maintenance and suggested advertising and promotional techniques. Franchisor is responsible only for the expenses of such course and requisite materials the first time it is given.
                 Franchisee shall be responsible for the travel, food and lodging expenses of its designees. Franchisor shall also, from time to time, make available such Training Course to additional designees of Franchisee including any person who has previously completed the Training Course, provided that Franchisee shall pay a Training Fee for each additional designee attending such subsequent offerings of the Training Course, unless space is available for such additional designee in an otherwise scheduled Training Course. The Training Fee shall be equal to $500 initially and at the option of Franchisor may be adjusted each year in proportion to the change in the CPI for the previous calendar year effective thirty (30) days after Franchisor has given written notice to Franchisee of such adjustment, or such later date as may be specified in such written notice. If the CPI is no longer published, then another index generally recognized as authoritative will be substituted by agreement of the parties. The Training Course is normally conducted at Tampa, Florida. The Training Course will be scheduled by mutual agreement between Franchisor and Franchisee, but the training must be completed not later than seven (7) days prior to the date Franchisee opens the franchised store for business (the "Opening Date").

         C. Franchisor shall maintain a reasonable continuing advisory relationship with Franchisee in all phases of operation, including education and training, store location, design and layout, and advertising and promotion. Franchisor shall send one representative at its expense to Franchisee's business location within a reasonable time after the Opening Date for a period of not less than three (3) days and not more than ten
                 (10) days to advise Franchisee in store operations. The foregoing obligation shall only apply to the opening of Franchisee's first Check Express store, and shall not apply to subsequent store openings in the event Franchisee is a party to a Multiple Location Agreement or otherwise opens more than one Check Express store either pursuant to this Agreement or any other agreement with Franchisor. Thereafter, in the event Franchisee requests special assistance requiring a representative of Franchisor to travel to Franchisee's business location and provided that Franchisor has qualified personnel available therefor, Franchisee shall reimburse Franchisor for the reasonable travel, lodging, meals and related out-of-pocket expenses incurred by Franchisor's representative by reason of any visit to Franchisee's business location, and shall pay Franchisor a Daily Assistance Fee for each day or part thereof that Franchisor's representative spends at Franchisee's business location. The Daily Assistance Fee shall be equal to $150 initially and at the option of Franchisor may be adjusted each year in proportion to the change in the CPI for the previous calendar year effective thirty (30) days after Franchisor has given written notice to Franchisee of such adjustment, or such later date as may be specified in such written notice. If the CPI is no longer published, then another index generally recognized as authoritative will be substituted by agreement of the parties.

         D. Franchisor shall provide Franchisee its copyrighted software which maintains data concerning Franchisee's customers, which provides a record of all of Franchisee's customer transactions, and which creates a daily summary of all such transactions and a day-end balancing. Franchisor shall provide, from time to time, software updates and enhancements, and shall provide technical support via telephonic communications.

         E. Franchisor shall arrange for its designated programmer to load its copyrighted software into Franchisee's hardware.

         F. Franchisor may, from time to time, develop and/or make available to Franchisee newsletters, bulletins and other materials or information on new marketing, management and operational techniques.

         G. So long as Franchisee complies with the terms and conditions of this Agreement, Franchisor shall loan to Franchisee one or more copies of the Check Express Operating Manuals (including, but not limited to, the Check Express Teller, Manager and Policy and Procedures Manuals) which contain the Check Express standards, specifications, procedures, and techniques. Such Manuals and all contents thereof shall at all times remain the sole property of Franchisor.

         H. Franchisor may provide Franchisee, from time to time, with advertising and promotion plans, layouts and advice.

         I. Franchisor will provide building specifications for stores which contain important safety, security, operational flow and marketing features.

         J. Franchisor will maintain reasonable supervision over Franchisee to ensure compliance with the System and the Check Express standards as established in the Operating

                 Manuals and policy directives issued from time to time, and to provide guidance in the management and operations of Franchisee's business.

         K. Franchisor, at its sole discretion, will, from time to time, adopt, issue, and make available to Franchisee, "Policy Statements" regarding the System, Proprietary Marks, policies, procedures, standards, specifications, and other similar subjects.

         L. Franchisor will provide assistance in the selection and purchase of equipment, fixtures and supplies for Franchisee's business. Nothing herein, however, shall obligate Franchisor to finance any such purchases.

10.      DUTIES AND OBLIGATIONS OF FRANCHISEE

         Franchisee understands and acknowledges that every detail of the franchised business is important to Franchisor in order to develop and maintain high and uniform standards of quality, service, facilities, and techniques, to increase the demand for the Check Express System, and to protect the reputation and goodwill of Franchisor. Therefore, in addition to the covenants of Franchisee contained elsewhere in this Agreement, Franchisee agrees:

         A. To maintain a high ethical standard in the conduct of its business and service and provide prompt, efficient, courteous and high quality service to the public, of the same high quality and distinguishing characteristics as provided at other Check Express franchises and company-owned stores.

         B. To maintain, at Franchisee's expense, at all times, Franchisee's business location and all fixtures, furnishings, equipment and signs in the highest degree of cleanliness, orderliness, and repair, as reasonably determined by Franchisor.

         C. To use in the operation of the franchise business and in all materials and advertising the distinguishing characteristics of the System as directed by Franchisor in the Operating Manuals or Advertising Manual, if any, or in specific policy statements issued from time to time, including, without limitation, using Franchisor's copyrighted software.

         D. To use hardware that is compatible with Franchisor's copyrighted software, and to use the programmer designated by Franchisor to maintain and update the software. Commencing on the fifth day of the first calendar month in which royalty payments become payable in accordance with Section 5.B, and on the fifth day of every succeeding month during the term (and every renewal term) of this Agreement and on the fifth day of the first month immediately following the expiration or termination of this Agreement, Franchisee shall pay Franchisor a Monthly Computer Maintenance Fee in an amount initially equal to $50.00. At the option of Franchisor, the Monthly Computer Maintenance Fee may be adjusted each year in proportion to the change in the CPI for the previous calendar year beginning with the payment due thirty (30) days after Franchisor has given written notice to Franchisee of such adjustment, or such later date as may be specified in such written notice. If the CPI is no longer published, then another index generally recognized as authoritative shall be substituted by agreement of the parties.

         E. To reimburse Franchisor for any computer system setup costs incurred by Franchisor as provided for in Section 9.D, including, without limitation, the cost of computer discs and any programmer's charge, including, without limitation, a reasonable charge to be paid to Franchisor in the event Franchisor provides a programmer employed or contracted by Franchisor.

         F. To maintain adequate cash liquidity necessary to operate the franchised business in conformance with the Check Express Operating Manuals.

         G. That Franchisee's principal owner or principal office manager, and any successor principal owner or replacement manager employed by Franchisee, shall complete the Check Express Training Course offered by Franchisor in accordance with
                 Section 9.B.

         H. To send one or more of its employees to Franchisor's Training Course or field training seminar conducted by Franchisor's representative should Franchisor determine that Franchisee's employees require training or retraining.

         I. To keep the store open for business for a minimum of 66 hours per week, unless Franchisee receives the prior written consent of Franchisor to keep the store open for fewer than 66 hours per week. Opening and closing times shall be subject to the requirements, if any, set forth in the Operating Manuals.

         J. To not engage in any activity or practice which results, or may be anticipated to result, in litigation or public criticism of Franchisor or the System.

         K. To refrain from using the Check Express name to petition any agency, department, branch or subdivision of the government, federal, state or local, with respect to the regulation of the industry unless the prior written consent of Franchisor is obtained first.

         L. That Franchisee will use all reasonable means to promote the use of the Check Express System by the general public, and will not permit the advertising of any other business within Franchisee's business location except that of the Check Express System without the prior written consent of Franchisor.

         M. That all products, materials, supplies, fixtures and furnishings shall substantially conform with Franchisor's standards and specifications and that the physical layout of Franchisee's store shall be designed and maintained in conformity with the specifications provided by Franchisor, as such standards and specifications may be specified from time to time. Franchisee shall bear the cost of implementing any changes in such standards or specifications required by Franchisor, and Franchisor shall have no obligation to reimburse or compensate Franchisee for any such costs incurred by Franchisee.

         N. To permit the agents or representatives of Franchisor to enter Franchisee's business location at reasonable times for regular inspections of all procedures, services, operations and use of Proprietary Marks by Franchisee in order to determine compliance with this Agreement. Franchisee agrees to cooperate with such inspection and render such assistance as is reasonably requested.

         O. To pay promptly to Franchisor all fees due hereunder or under any other agreement between Franchisee and Franchisor and pay promptly for supplies or equipment which Franchisee may purchase from Franchisor.

         P. To keep and preserve full, complete and accurate financial statements, books, records, accounts, and data which shall accurately reflect all particulars of the affairs and condition of the franchised business. Franchisee shall maintain its financial records in accordance with generally accepted accounting principles. Franchisor may require that Franchisee's financial statements be prepared by an independent certified public accountant or other qualified person, although certified financial statements shall not be required.

         Q. To submit its financial statements (including an income statement and a balance sheet) to Franchisor on a monthly and annual basis within twenty-five (25) days after the end of each month or year, respectively, and shall submit such additional financial statements, forms, reports, and records as, and at the times, specified in Franchisor's Operating Manuals or as otherwise reasonably requested by Franchisor, including, without limitation, a report on the sales of Franchisee upon which the royalty fee is based and the amount spent for promotion as required by Section 20.A. If Franchisee fails to submit any such financial statements, forms, reports, or records within thirty (30) days after the time specified, Franchisee shall pay to Franchisor upon demand a late report charge of $25.00 per report per month, which payment shall not limit in any way Franchisor's rights or remedies arising as a result of such failure by Franchisee.

         R. To not conduct or allow to be conducted any business other than the Check Express franchised business from the location set forth in Section 1.A without the prior written consent of Franchisor. In granting its consent, Franchisor may impose reasonable conditions designed to ensure that the public does not get the impression that the non-franchised business is in any way endorsed by, supervised by, or affiliated with Franchisor. Nothing in this Agreement shall be construed to permit Franchisee to use Franchisor's name, logo, marks or symbols in any business other than the franchised business.

         S. To employ only those persons who are suitable in qualification, skill, health, appearance, manner, and character to be appropriate to represent the good name and reputation of the Check Express System and Proprietary Marks, and who conform to such standards that Franchisor may establish from time to time.

         T. Except as may be otherwise approved by Franchisor in writing, to conform Franchisee's business operation to the procedures and requirements of the Operating Manuals, as they may be amended and updated from time to time, and to all policy directives issued by Franchisor from time to time. Franchisor's failure to give notice of its disapproval or to request additional information within ten (10) business days after receipt by Franchisor of a written request for approval of a deviation from such procedures, requirements or policy directives shall be deemed a written approval.

         U. To obtain and maintain at all times liability and property damage insurance covering the activity of Franchisee in an amount not less than $1 Million and to obtain and maintain at all times workmen's compensation insurance as may be required by law from insurers who are satisfactory to Franchisor. Franchisee shall provide Franchisor with proof of such insurance from time to time as requested by Franchisor, and such policies of insurance required herein shall name Franchisor as an additional insured and shall provide that the insurers will give thirty (30) days prior written notice to Franchisor before any expiration or termination of such policies of insurance. In the event Franchisee fails to obtain or maintain the insurance described herein, Franchisor shall have the right but not the obligation to procure such insurance, and in such event Franchisee shall immediately reimburse Franchisor for the costs of such insurance.

         V. To erect at Franchisee's business location an exterior sign, subject to local codes, as directed by Franchisor in the Operating Manuals, Advertising Manual, if any, or specific policy statements issued from time to time.

         W. To, and to cause its responsible partner, officer or designated manager to, work diligently, fairly and in good faith to perform all of Franchisee's duties and obligations under this Agreement. In addition, Franchisee agrees that any manager who is not the Franchisee is required to execute an agreement with Franchisee in a form approved by Franchisor prior to commencing employment, covenanting that the manager will devote manager's entire time, attention, and energies to the franchise business; that manager will maintain all Check Express trade secrets and will not disclose or allow any unauthorized person to copy any Check Express copyrighted materials; and that manager will not engage in a check cashing business in competition with any Check Express franchise or company-owned store during the term of manager's employment and for one (1) year thereafter. Such agreement shall contain an express provision specifying that Franchisor is a third party beneficiary and has a direct right of enforcement thereof.

         X. To take possession of suitable store space at the location specified in the Franchise Location Agreement pursuant to a lease, purchase agreement or otherwise within a period of one hundred twenty (120) calendar days from the Commencement Date.

         Y. To cause its business to be opened and operating at the location specified in the Franchise Location Agreement within a period of sixty (60) calendar days from the date of execution of Franchisee's lease or purchase agreement. Franchisee shall use an approved licensed architect and/or licensed designer to design the buildout of the franchise location. Franchisee understands and agrees that Franchisee's business location, size, design and layout is subject to final approval by Franchisor.

         Z. To make every effort to protect, maintain, and advance the Proprietary Marks and the System and to prevent imitations and infringements thereof.

         AA. To not advertise, publish or circulate any documents or other matter relating to the business to be transacted under this Agreement, except in compliance with the latest edition of the Operating Manuals, Advertising Manual, if any, or specific policy statements. Any exception therefrom must be approved in writing by Franchisor.

         BB. To obtain Franchisor's written approval prior to using the name or likeness of a public figure in its promotional efforts or advertising.

         CC. To execute and deliver to Franchisor upon execution of this Agreement the Telephone Listing Authorization/Assignment in the form attached hereto as Exhibit B.

         DD. To cause such of its equity owners, as Franchisor may require at the time of execution of this Agreement, to execute and deliver to Franchisor upon execution of this Agreement a personal guaranty in the form attached hereto as Exhibit C.

11.      HOLD-HARMLESS

         Franchisee agrees to hold harmless and indemnify Franchisor and its respective officers, directors and employees from and against any claim, loss, damages, theft and liability pertaining to bodily injury, property damage, personal injury, professional liability, fire or otherwise, arising out of or occurring upon or in connection with the franchised business, but not resulting from the negligent or intentional acts of Franchisor, including, but not limited to, attorneys' fees incurred in defending such claims.

12.      TRADE SECRETS

         Franchisee shall not during the term of this Agreement and any extension or renewal hereof or thereafter, regardless of the cause of termination, communicate or divulge to, or use for the benefit of Franchisee or any other person, partnership, association, or corporation any confidential information or knowledge concerning the methods of operating the business franchised hereunder which may be communicated to Franchisee, or of which Franchisee may be apprised, by virtue of Franchisee's ownership or operation of a check cashing business under the terms of this Agreement.

13.      COVENANT NOT TO COMPETE

         A. Franchisee agrees on behalf of itself and its shareholders, if a corporation, and its partners, if a partnership, that during the term of this Agreement and any renewal hereof and for one
                 (1) year following termination of this Agreement or any renewal hereof, whether voluntary or involuntary and with or without cause, they will not, (i) within the Selection Area described in Section 1 of the General Addendum to this Agreement or within a radius of five (5) miles of any Check Express store operated by Franchisor, a franchisee of Franchisor or any other affiliate of Franchisor, directly or indirectly engage in the business of cashing checks, (ii) induce or attempt to induce any of Franchisor's franchisees to terminate their relationship with Franchisor, (iii) induce or attempt to induce any employees of Franchisor or of any of its franchisees to terminate their employment, or (iv) divert or attempt to divert any customers of Franchisor or any of its franchisees or any company-owned stores to any competitor, either as an owner, an independent contractor, partner, joint venturer, or as a stockholder, officer, director, employee, agent, licensor, licensee, Franchisor, subfranchisor or franchisee, for any person, firm, partnership, corporation, or other entity.

         B. The period of time during which Franchisee and the above persons are prohibited from engaging in such business practices pursuant to this Section shall be extended by any length of time during which they are in breach of such covenants.

         C. It is understood and intended by and between the parties hereto that the foregoing restrictive covenants set forth in this Section shall be construed as agreements independent of any other provision in this Agreement. The existence of any claim or cause of action of Franchisee against Franchisor, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Franchisor of such covenants.

         D. It is agreed by Franchisor and Franchisee that if any portion of the covenants set forth in this Section are held to be unreasonable, arbitrary or against public policy, then such portion of such covenant shall be considered divisible both as to time (months) and geographical area (counties and/or portions thereof). Franchisor and Franchisee agree that, if any court of competent jurisdiction determines the specified time period or the specified geographical area applicable to this Section to be unreasonable, arbitrary or against public policy, then a lesser time period or geographical area which is determined to be reasonable, non-arbitrary and not against public policy may be enforced against

                 Franchisee. Franchisor and Franchisee agree that the foregoing covenants are appropriate and reasonable when considered in light of the nature and extent of the business conducted by Franchisor and reasonably anticipated to be conducted by Franchisor.

         E. Franchisee hereby agrees to indemnify and hold Franchisor harmless from and against any and all losses, claims, damages or expenses, including, without limiting the generality of the foregoing, attorneys' fees (except as otherwise provided in Section 34), arising from or growing out of Franchisee's breach or threatened breach of Franchisee's covenant herein contained.

         F. Franchisee agrees that any person which it shall employ in connection with the franchised business will agree, as a condition of such employment to a non-competition covenant with terms similar to this Section, for a period of one (1) year following termination of such employment naming Franchisor as a third party beneficiary thereunder. All costs of enforcing such non-competition covenants and seeking damages for breach thereof, including, but not limited to, attorneys' fees, shall be borne by the party seeking enforcement thereof.

         G. Franchisee agrees that damages at law will be an insufficient remedy to Franchisor in the event that Franchisee violates the terms of this Section and that Franchisor shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief to enforce the provisions of this Section, which injunctive relief shall be in addition to any other rights or remedies available to Franchisor.

14.      TERMINATION

         This Agreement may only be terminated as provided herein. Termination shall not relieve Franchisee of any monetary or other unfulfilled obligations created hereunder unless agreed to in writing by Franchisor.

         A. This Agreement may be terminated upon written mutual consent of the parties hereto.

         B. If Franchisee is in compliance with the terms and conditions of this Agreement and Franchisor is in default under the terms of this Agreement and such default shall not be cured within thirty (30) days after receipt by Franchisor of written notice from Franchisee specifying the default and requesting that it be cured, then, in addition to all other remedies at law or in equity, Franchisee may immediately terminate this Agreement.

         C. In the event that Franchisee becomes bankrupt or insolvent, or if a receiver is appointed to take possession of Franchisee's business or property or any part thereof, or if Franchisee shall make a general assignment for the benefit of Franchisee's creditors, or if a judgment is obtained against Franchisee which after all rights of appeal have been exhausted, is not satisfied or released within thirty (30) days, Franchisee shall be deemed to be in default under this Agreement and all rights granted to Franchisee hereunder shall thereupon terminate without notice to Franchisee.

         D. If Franchisee shall have its license to do business revoked or suspended, or if Franchisee or any affiliate of Franchisee shall be in default under any term of this Agreement (including, without limitation, failing to pay any amounts due under this Agreement) or any other agreement to which Franchisee or any of its affiliates is a party on the one hand and Franchisor or any of its affiliates is a party on the other hand and such license revocation or suspension or such default shall not be cured within thirty
                 (30) days after receipt of written notice to cure thereof from Franchisor or its agents, then in addition to all other remedies at law or in equity, Franchisor may at its option terminate this Agreement. Termination of the franchise under such circumstances shall become effective immediately upon the date of receipt by Franchisee of a written Notice of Termination. For purposes of this Agreement, "affiliate" or "affiliates" means (i) a party which, directly or indirectly, owns or controls a party hereto, (ii) any party, directly or indirectly, owned or controlled by a party hereto or (iii) any party, directly or indirectly, owned or controlled by a party which, directly or indirectly, owns or controls a party hereto.

         E. If Franchisee's store is closed to the public for a period exceeding seven (7) days, unless such closing is through no fault of Franchisee, Franchisee shall be deemed to be in default under this Agreement and all rights granted to Franchisee hereunder shall thereupon terminate without notice to Franchisee.

15.      PROCEDURES AND OBLIGATIONS ON TERMINATION

         Upon termination of this Agreement, Franchisee shall immediately cease to be a franchised franchisee, and shall:

         A. Within three (3) days after termination, pay Franchisor all sums owing from Franchisee to Franchisor.

         B. Immediately cease to use, by advertising or in any manner whatsoever, the System or any part thereof, and the name "Check Express" and all of the other Proprietary Marks.

         C. Immediately discontinue all advertising as a Check Express franchisee, including the removal of any signs from Franchisee's store or office using the name, logo or colors, and thereafter refrain from doing anything that would indicate that Franchisee is, or ever was, a Check Express franchisee.

         D. Relinquish all claims to the telephone number or numbers used in connection with the franchise, and to take such steps as shall be necessary to transfer Franchisee's Check Express listings in the telephone white and/or yellow pages or any other directories to Franchisor. Upon the termination of this Agreement, Franchisor shall be authorized to deliver the Telephone Listing Authorization/Assignment in the form attached hereto as Exhibit B to such third parties as Franchisor deems necessary to effect the transfer of such listings.

         E. Immediately surrender and return to Franchisor all customer lists, manuals, policy directives, forms and written instructions and all materials copyrighted by Franchisor.

         F. Immediately discontinue use of and erase Franchisor's copyrighted software.

16.      ASSIGNMENT AND TRANSFER OF INTEREST

         A. This Agreement is binding upon and shall inure to the benefit of the parties hereto, their heirs, successors and assigns. Franchisor shall have the right to assign this Agreement or any interest therein to any person, persons, partnership, association, or corporation, without Franchisee's consent or approval.

         B. Except as hereinafter provided, neither Franchisee nor any partner, if Franchisee is a partnership, nor any shareholder, if Franchisee is a corporation, without Franchisor's prior written consent, shall by operation of law or otherwise, sell, assign, transfer, convey, give away, pledge, mortgage, encumber or otherwise dispose of any interest in this Agreement, the franchise hereby granted or any equity interest in Franchisee, or offer, permit or suffer the same to any person, partnership, association or corporation. Any purported sale, assignment, transfer, conveyance, gift, pledge, mortgage, encumbrance or other disposition not having the prior written consent of Franchisor shall be null and void and shall constitute a default hereunder on the part of Franchisee.

         C. Franchisee shall give Franchisor thirty (30) days advance written notice setting forth all of the terms and conditions of any proposed sale or transfer prohibited above and such other information as Franchisor shall reasonably request.
                 Upon receiving Franchisee's request to transfer, Franchisor shall have the right to acquire such items at the same price offered by the prospective purchaser, except that Franchisor shall not have a right of first refusal if Franchisee transfers such items to a member of Franchisee's immediate family. For purposes of this Agreement the members of Franchisee's immediate family are Franchisee's spouse and children (including adopted children). If Franchisor elects not to exercise this right of first refusal, then Franchisor's consent to the proposed transfer shall not be unreasonably withheld. No sale, assignment, transfer, conveyance, gift, pledge, mortgage, encumbrance or other disposition to a party other than Franchisor shall take place until such time as (i) in the case of a purchaser or transferee who is not a member of Franchisee's immediate family and who is not then currently a Check Express franchisee in good standing, the purchaser or transferee executes the then current Check Express Franchise Agreement and any related documents required to be executed at the time by Franchisor and Franchisee pays a $5,000 transfer fee to Franchisor, or (ii) in the case of a purchaser or transferee who is not a member of Franchisee's immediate family but who is then currently a Check Express franchisee in good standing, the purchaser or transferee executes the then current Check Express Franchise Agreement and any related documents required to be executed at the time by Franchisor and Franchisee pays a $2,500 transfer fee to Franchisor, or
                 (iii) in the case of a purchaser or transferee who is a member of Franchisee's immediate family, the purchaser or transferee executes an agreement in form and substance acceptable to Franchisor agreeing to assume all of Franchisee's obligations under this Agreement and any related documents required to be executed at the time by Franchisor and Franchisee pays a $1,000 transfer fee to Franchisor. In any event, Franchisor may require as an additional condition to any sale, assignment, transfer, conveyance, gift or other disposition restricted by this Agreement, that the principal owner or principal office manager of the purchaser or transferee complete the Check Express Training Course.

         D. Upon the death or incompetency of Franchisee, if Franchisee is an individual, or upon the death or incompetency of the majority shareholder or partner of Franchisee, if Franchisee is a corporation or a partnership, the spouse, adult children, or estate of the decedent shall have the right to participate in the ownership of the franchised business under the terms of this Agreement for a period of six (6) months from the date of death or incompetency. During this time, the spouse, adult children, or estate of the decedent must either:

                      (i) Satisfy all of the qualifications for a transferee or purchaser of a Check Express franchise, except that no transfer fee or initial franchise fee shall be charged; or

                      (ii) Sell, transfer, or assign the franchise to a person who satisfies all of the qualifications for a transferee or purchaser of a Check Express franchise.

                 During the period between the death or mental incompetency of any person described in this subsection and the ultimate disposition of the interest in Franchisee, the day-to-day operation of the franchised business shall be conducted under the supervision of an individual satisfactory to Franchisor.

17.      LATE FEES

         A. Franchisee shall be assessed a late charge of ten percent (10%) of the amount of any fee which is received more than ten
                 (10) days late. Any amount due Franchisor under this Agreement which is not paid within thirty (30) days of the due date thereof shall accrue interest at the highest permitted rate. Nothing herein contained shall be construed or so operate as to require Franchisee to pay interest at a greater rate than is now lawful to contract for, or to make any payment, or to do any act contrary to applicable law. Should any interest and other charges paid by Franchisee in connection with this Agreement result in the computation or earning of interest in excess of the maximum rate of interest which is legally permitted under applicable law, then any and all such excess shall be and the same is hereby waived by Franchisor, and any and all such excess shall be automatically credited against and in reduction of any indebtedness owed by Franchisee, and the portion of said excess which exceeds the amount of indebtedness owed by Franchisee shall be paid by Franchisor to Franchisee. Late payments shall be applied as determined by Franchisor.

         B. Franchisor may offset against any amount it may owe to Franchisee, whether arising out of this Agreement or otherwise, any amount, including late fees, which Franchisee may owe to Franchisor.

18.      TAXES, PERMITS AND INDEBTEDNESS

         A. Franchisee shall promptly pay when due all taxes and all accounts and other indebtedness of every kind incurred by Franchisee in the conduct of the franchised business.

         B. Franchisee shall timely comply with all federal, state and local laws and regulations and shall timely obtain any and all permits, certificates, or licenses necessary for the full power and proper conduct of the franchised business.

19.      RECORDS OF OPERATION

         Franchisee shall maintain at Franchisee's business location described in Section 1.A adequate records of Franchisee's business operations in accordance with the requirements of Section 10.P. All such records shall be subject to examination by Franchisor's authorized representatives, at such times as Franchisor may select. Said records shall include, but shall not be limited to, Franchisee's purchase records, sales records, employment records, promotional expense records, profit and loss statements, balance sheets, tax returns pertaining to the franchised business and other records normally maintained by such a business. Franchisee shall use such accounting forms and reporting procedures as may be reasonably requested by Franchisor for the purposes of this Agreement. Should any controversy develop with respect to the accuracy and truthfulness of Franchisee's records, Franchisor shall have the right to require an audit by a certified public accountant of Franchisee's operation. In the event of such an audit, should there be found to be due to Franchisor an amount greater than 105% of the amount which was claimed by Franchisee under its previously submitted accountings, then the entire reasonable expense of the audit shall be paid by Franchisee to Franchisor within ten (10) days of the submission of the bill therefor; otherwise such expense shall be assumed by Franchisor. Franchisee agrees to cooperate with any such certified public accountant engaged for the purposes of such audit and execute any and all documents reasonably required by the auditor in connection with such audit and further to disclose to the auditor all such information requested by the auditor which Franchisee has in its possession or to which it has reasonable access.

20.      ADVERTISING

         A. Franchisee shall expend at least the greater of (i) 3% of its adjusted gross monthly receipts or (ii) $1,000.00 per month in the promotion of its business in accordance with Franchisor's Operating Manuals and Advertising Manual, if any, and policy directives which may be issued from time to time.

         B.      Once Franchisor formally announces that there are at least two
                 (2) franchisees located in the same area of dominant influence ("ADI") in which Franchisee is located, and upon the determination of a majority of the franchisees located in such ADI (without reference to the number of franchised stores operated by such franchisees), Franchisor may, at its option, require each such franchisee, including Franchisee, and each company-owned store to contribute monthly to a Cooperative Advertising Fund for that ADI an amount equal to no less than 1% and no greater than 3% of each franchisee's (or company-owned store's) adjusted gross monthly receipts arising from the operations of the stores located in the ADI, which amount shall be determined from time to time thereafter by the Cooperative Advertising Fund Committee for such ADI (the "Committee") in accordance with Section 20.E.

         C. Said Cooperative Advertising Fund assessments shall be paid monthly to the Committee for deposit in the Fund on or before the fifth day of each month. All amounts paid to the Cooperative Advertising Fund shall be in addition to the expenditure requirement of Section 20.A and shall be expended only for advertising in the ADI or otherwise for in-store promotions of all franchised and company-owned stores in the ADI.

         D.      Franchisor and each franchisee in such ADI shall appoint one
                 (1) member to the Committee for such ADI. The Committee shall elect from time to time a president, one or more vice presidents, a secretary and a treasurer by a vote of a majority of the members of the Committee. Such officers shall have the duties and responsibilities as may be determined by the Committee bylaws adopted by a majority of the members of the Committee and shall serve without compensation. Except as otherwise provided herein, Robert's Rules of Order and the Committee's bylaws shall govern all meetings of the Committee, which meetings shall be conducted no fewer than once every calendar quarter.

         E. Any Cooperative Advertising Fund assessment in excess of the minimum 1% of each franchisee's adjusted gross monthly receipts shall only be made upon the vote of a majority of the Committee members. Any expenditure or disbursement from the Cooperative Advertising Fund shall only be made upon the vote of Committee members representing a majority of the Check Express stores in good standing in the ADI. For purposes of this Section 20, the Committee member appointed by Franchisor shall be deemed to represent one Check Express store, unless there are more than one company-owned store in the ADI, in which case such Committee member shall be deemed to represent that number of stores equal to the number of company-owned stores in the ADI.

         F. Franchisee shall receive a report from the secretary of the Committee at least quarterly regarding deposits into, and disbursements from, the Cooperative Advertising Fund and regarding the current Cooperative Advertising Fund balance. Franchisor shall be entitled at all times to inspect the books and records of the Committee and may require an accounting of all amounts paid to the Fund. Neither Franchisor nor any Committee member shall be liable to Franchisee for any act or omission with respect to the Fund which is consistent with this Agreement and done in good faith. All advertising conducted by the Committee shall be in strict compliance with the requirements of this Agreement which apply to advertising conducted by Franchisee.

         G. The Cooperative Advertising Fund assessments contemplated by this Section shall be discontinued at any time upon the determination of Franchisor or upon the vote of the members of the Committee representing no less than 75% of the Check Express stores in the ADI. Upon the discontinuation of the Cooperative Advertising Fund assessments, Franchisor shall have the right to supervise or direct the final liquidation of any remaining balance in the Fund, the disbursement of which had not been authorized as provided herein.

         H. Ninety (90) days after Franchisee receives written notice from Franchisor that Franchisor has determined national advertising or marketing to be economically advantageous, Franchisee shall pay to Franchisor's National Marketing Fund 1 1/4% of its adjusted gross monthly receipts each month. This 1 1/4% of adjusted gross monthly receipts shall be paid to Franchisor on the 25th day of each calendar month, based upon the adjusted gross monthly receipts of the prior calendar month, and is to be used by Franchisor, as Franchisor in its sole and absolute discretion determines best, for national advertising and/or marketing, after consultation with a National Council of Franchisees appointed by Franchisor.

         I. Franchisee shall receive a report at least semi-annually regarding deposits into and disbursements from the National Marketing Fund. Franchisor may reimburse itself for reasonable accounting, bookkeeping, reporting and legal expenses incurred by it with respect to the National Marketing Fund, which reimbursed expenses shall not exceed 20% of the amounts contributed to the Fund. Franchisor shall not be liable for any act or omission with respect to the Fund which is consistent with this Agreement and done in good faith.

21.      RELATIONSHIP OF PARTIES

         A. Except as otherwise provided in this Agreement and in the Check Express Operating Manuals, the conduct of Franchisee's business (including, without limitation, the nature and amounts of fees charged by Franchisee and fee or commission splits between Franchisee and other franchisees or between Franchisee and Franchisee's employees or affiliated persons) shall be determined by Franchisee in its sole discretion.

         B. This Agreement does not constitute Franchisee an agent, legal representative, joint venturer, partner, employee, or servant of Franchisor for any purpose whatsoever; and it is understood between the parties hereto that Franchisee shall be an independent contractor and is in no way authorized to make any contract, agreement, warranty, or representation on behalf of Franchisor, or to create any obligation express or implied on behalf of Franchisor. The parties agree that this Agreement does not create a fiduciary relationship between them.

         C. Under no circumstances shall Franchisor be liable for any act, omission, contract, debt, or any other obligation of Franchisee. Franchisee acknowledges that since the franchised business involves the handling of large amounts of cash, there are certain inherent dangers in the operation of the franchised business including theft, embezzlement, and personal injury resulting from attempted theft or otherwise. Franchisee specifically acknowledges that Franchisor shall in no way be responsible for any injuries to person or property resulting from the operation of the franchised business. Franchisee shall indemnify and save Franchisor harmless against any claim and the cost of defending against such claim arising directly or indirectly from, or as a result of, or in connection with, Franchisee's operation of the franchised business or the use of the Proprietary Marks.

22.      REMEDIES

         No right or remedy herein conferred upon or reserved to Franchisor is exclusive of any other right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every right or remedy.

23.      NON-WAIVER

         Failure of any party at any time to require strict performance by any other party of any provision hereof shall not be deemed a continuing waiver of that provision or a waiver of any other provision of this Agreement whether or not of the same or similar nature.

24.      REPRESENTATIONS

         No representations, promises, guarantees or warranties of any kind are made by Franchisor to induce Franchisee to execute this Agreement except as specifically set forth in the Franchise Offering Circular which has been delivered to Franchisee. Franchisee acknowledges that the success of the business to be established pursuant to this Agreement depends upon the personal efforts of Franchisee, its designated manager, or Franchisee's partners or officers, if Franchisee is a partnership or corporation. Franchisee acknowledges that neither Franchisor, nor any other person has guaranteed or warranted that Franchisee will succeed in the operation of a business or guaranteed that Franchisee will derive income from the franchise or represented that Franchisor will refund all or part of the fees paid for the franchise or repurchase any of the products, equipment, supplies or chattels, supplied by Franchisor, if any, if Franchisee is unsatisfied with the franchise.

25.      COVENANTS AND WARRANTIES

         A. Where Franchisee has delegated the overall management of the franchised business to an employee other than the principal owner of Franchisee, the designated manager shall devote full time, energy, and effort to the management and operation of the franchised business. The full time, energy, and effort of the principal owner of Franchisee or the principal shareholder of a corporate Franchisee is encouraged but not required.

         B. Franchisee hereby warrants the accuracy of all financial and other information regarding business qualifications which has been provided to Franchisor as an inducement to entering into this Agreement and which is to be provided pursuant to this Agreement or any renewal hereof.

         C. Franchisee represents and warrants that it is obtaining the franchise granted for the purposes of the operation of the franchised business and that it has no present intention to attempt to sell or transfer its business.

         D. Franchisee acknowledges that the success of the business venture contemplated by this Agreement depends primarily upon the ability of Franchisee or its principal owner as an independent businessman. Franchisee acknowledges that neither Franchisor nor any other person has guaranteed or warranted that Franchisee will succeed in the operation of the franchised business or has provided any sales or income projections of any kind to Franchisee.

         E. Franchisee further acknowledges that there have been no representations, promises, guarantees, or warranties of any kind made by Franchisor to induce Franchisee to execute this Agreement except as specifically set forth in the Franchise Offering Circular that has been delivered to Franchisee.

         F. Franchisee further acknowledges that it has received a complete and final copy of this Agreement and applicable exhibits not less than five (5) business days prior to the date on which this Agreement was executed by Franchisee. Franchisee further acknowledges that it has received a Uniform Franchise Offering Circular not less than ten (10) business days prior to the date of execution of this Agreement by Franchisee.

26.      ENTIRE AGREEMENT

         This Agreement, the documents referred to herein, and any exhibits and addenda attached hereto constitute the entire, full, and complete agreement between the parties concerning the subject matter hereof and supersede all prior agreements, no other representation having induced Franchisee to execute this Agreement, and there are no representations, inducements, promises, or agreements, oral or otherwise between the parties not embodied herein, which are of any force or effect with reference to this Agreement or otherwise. No amendment, change, or variance from this Agreement shall be binding on any party unless executed in writing by Franchisor and Franchisee. NO FIELD REPRESENTATIVE OF FRANCHISOR HAS THE RIGHT OR AUTHORITY TO MAKE ORAL OR WRITTEN AMENDMENT OR MODIFICATION TO THIS AGREEMENT, AND ANY PURPORTED AMENDMENT OR MODIFICATION MADE BY SUCH FIELD REPRESENTATIVE SHALL NOT BE BINDING UPON ANY OF THE PARTIES HERETO.

27.      SEVERABILITY

         Each section, part, term, and provision of this Agreement shall be considered severable; and if, for any reason, any section, part, term, or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation of a court or agency having valid jurisdiction, such shall not impair the operation or affect the remaining portions, sections, parts, terms, or provisions of this Agreement, and the latter will continue to be given full force and effect and bind the parties hereto; and said invalid sections, parts, terms, or provisions shall be deemed not to be a part of this Agreement.

28.      AUTHORITY AND ACCEPTANCE

         Each of the undersigned parties warrants that it has full authority to sign and execute this Agreement. If Franchisee is a corporation or partnership, the individuals executing this Agreement on behalf of such corporation or partnership warrant to Franchisor both individually and in their capacities as officers or partners that all of the shareholders of the corporation or all of the partners in that partnership have read and approved this Agreement including any restrictions which this Agreement places upon their right to transfer their interests in the corporation or partnership. The Agreement shall become valid on the date it is accepted by Franchisor and Franchisee. Franchisor will notify Franchisee of such acceptance by sending Franchisee a copy of the Agreement executed as hereinabove provided. If this Agreement is not accepted by Franchisor within thirty (30) days of receipt, then this Agreement shall be null and void.

29.      MISCELLANEOUS

         A. Except as is otherwise specifically provided, Franchisor may withhold any consent or approval provided for herein at its discretion.

         B. In the event of any conflict between this Agreement and the Check Express literature, this Agreement shall control.

30.      EXCLUSIVE PROPERTY

         The form and content of this Agreement are the exclusive property of Franchisor and may not be reproduced in part or in whole by Franchisee or others except as may be necessary in the ordinary course of Franchisee's business.

31.      CONSTRUCTION

         A. This Agreement, after review by Franchisor, was accepted in the State of Florida and shall be interpreted, construed and governed according to the internal laws, and not the laws pertaining to choice or conflict of laws, thereof, except that:

                      (i) The laws of the state in which the franchised business is to be located which govern the offer, sale and registration of franchises, including, without limitation, any so-called "Little FTC Act" of such state, shall apply to the offer, sale, and registration of the Check Express franchise granted by this Agreement and not such laws of the State of Florida (unless the franchised business is to be located in Florida), and

                      (ii) The laws of the jurisdiction in which any action to enforce any covenants not to compete provided or referenced herein shall govern such covenants not to compete, without giving effect to the principles pertaining to choice or conflict of laws thereof.

         B. Article or section headings are for reference purposes only and shall not in any way modify or limit the statements contained in any article or section. All words in this Agreement shall be deemed to include any number or gender as the context or sense of this Agreement requires.

         C. Notwithstanding any provision herein contained providing for the termination of this Agreement, all obligations of the parties hereto which expressly arise upon or after the termination of this Agreement shall survive such termination.

32.      VENUE

         The parties hereby consent to the jurisdiction of any court, state or federal, located in Hillsborough County, Florida, and Franchisee agrees to and hereby does designate the Secretary of State of the State of Florida as its agent for receipt of service of process, provided that a copy of such service of process is mailed, return receipt requested, to Franchisee's last known mailing address.

33.      NOTICE

         A. Any and all notices and other communications that may be required or permitted hereunder shall be in writing and, unless otherwise expressly provided herein to the contrary, either (i) delivered in person, (ii) sent by registered or certified mail, return receipt requested, postage prepaid,
                 (iii) sent by reputable overnight courier, or (iv) sent by telecopy transmission (with hard copy promptly sent by registered or certified mail, return receipt requested, postage prepaid, or by reputable overnight courier) to the parties hereto at their respective addresses or telecopy numbers set forth below, or to such other addresses or telecopy number as may be specified by written notice delivered to the other party in accordance herewith:

                      If to Franchisor,

                           if delivered in person or by overnight courier:

                           Check Express USA, Inc.
                           101 East Kennedy Boulevard
                           Suite 3800
                           Tampa, Florida  33602
                           Attention: President
                           (813) 223-3338 (Telephone)

                           if delivered by registered or certified mail:

                           Check Express USA, Inc.
                           Post Office Box 270622
                           Tampa, Florida  33618
                           Attention: President

                           if delivered by telecopy:

                           (813) 223-4308
                           Attention: President

                      If to Franchisee, at the addresses and telecopy number specified in Section 3 of the General Addendum.

         B. Notices and other communications given as provided herein shall be deemed received (i) if personally delivered, then on the date of delivery; (ii) if mailed, then on the date of delivery indicated on the return receipt; (iii) if sent by overnight courier, then on the date of delivery as indicated on the signed airbill; and (iv) if sent by telecopy, then on the date such notice or communication is telecopied.

34.      ATTORNEYS' FEES

         In the event that either party hereto shall file an action to enforce any provision of this Agreement or seek damages for breach hereof, the prevailing party shall be paid in addition to all other sums which may be required to be paid a reasonable sum for such prevailing party's attorneys' fees.

35.      EQUITY OWNERS OF FRANCHISEE

         Franchisee represents and warrants that set forth in Section 2 of the General Addendum to this Agreement are the names, addresses and percentage ownership of all equity owners of Franchisee (e.g. partners if Franchisee is a partnership or shareholders if Franchisee is a corporation).

36.      MEDIATION

         Franchisee agrees that as a condition precedent to the bringing of any legal action to enforce any rights hereunder or to assert a claim for damages in connection herewith, that Franchisee will give Franchisor ten (10) days prior written notice of its intent to bring such legal action and, upon Franchisor's election to require mediation as provided herein (which election shall be made by written notice given within ten (10) days of receipt of Franchisee's written notice), agrees to submit to non-binding mediation in accordance with the CPR Procedure for Resolution of Franchise Disputes established by CPR Legal Program, Inc. Franchisee's failure to give the notice required by this Section shall be grounds for the staying of any such legal action pending submission to such non-binding mediation.

                 IN WITNESS WHEREOF, the parties hereto intending to be legally bound, hereby have duly executed, sealed and delivered this Agreement in duplicate as of the day and year first above written.

                            FRANCHISEE:


                            -----------------------------------------------
                            (Print Name of Business)

                            BY:
                                -------------------------------------------


                            -----------------------------------------------


                            -----------------------------------------------

         Accepted on this ______ day of _______________________, 19_____.



                                       FRANCHISOR:

                                       CHECK EXPRESS USA, INC.


                                       BY:
                                           -----------------------------------
                                                Roger D. Goertz, Its President

                                GENERAL ADDENDUM


         The terms of this General Addendum are incorporated by reference into the Franchise Agreement made this _____ day of __________________, 19___, by and between CHECK EXPRESS USA, INC., a Florida corporation (hereinafter "Franchisor"), and _________________________________________
___________________________________________ (hereinafter "Franchisee").

         1. In accordance with Section 1.A and Section 1.B of the Franchise Agreement, the Selection Area in which the specific business location of the Check Express franchise granted by the Franchise Agreement is to be selected and approved is described as follows:

                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------

         2. Following are the names, addresses and percentage ownership of all equity owners of Franchisee (e.g. partners if Franchisee is a partnership or shareholders if Franchisee is a corporation):

                                                                                    Percentage
                 Name                              Address                           Ownership
                 ----                              -------                           ---------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


         3. Following are the addresses and telecopy number to which notice is to be sent to Franchisee in accordance with Section 33 of the Franchise Agreement until changed in accordance with such Section:

                 if delivered in person or by overnight courier:


                 ---------------------------------------------------

                 ---------------------------------------------------

                 ---------------------------------------------------
                 Attention:
                            ----------------------------------------
                 (        )                              (Telephone)
                  --------  ----------------------------
                 if delivered by registered or certified mail (if different than above):


                 ---------------------------------------------------

                 ---------------------------------------------------

                 ---------------------------------------------------
                 Attention:
                            ----------------------------------------

                 if delivered by telecopy:

                 (        )
                  --------  ----------------------------------------
                 Attention:
                            ----------------------------------------

         This General Addendum to the Franchise Agreement is agreed to as of the date of the Franchise Agreement.

                          FRANCHISEE:


                          ----------------------------------------------------


                          By:
                              ------------------------------------------------


                          FRANCHISOR:

                          CHECK EXPRESS USA, INC.


                          By:
                              ------------------------------------------------
                              Roger D. Goertz, Its President

                             AGREEMENT ADDENDA FOR
                          CERTAIN REGISTRATION STATES


         THIS AGREEMENT ADDENDA FOR CERTAIN REGISTRATION STATES (this "Addendum") is made and entered into this _____ day of ________________, 19___, by and between CHECK EXPRESS USA, INC., a Florida corporation (hereinafter, "Franchisor") and _______________________________________________ (hereinafter,
"Franchisee").

         WHEREAS, Franchisor and Franchisee have entered into a franchise agreement dated of even date herewith whereby Franchisee has been granted the right to own and operate a franchised store in either Illinois, Indiana, Maryland, Minnesota, North Dakota, South Dakota, Washington, or Wisconsin (the "Franchise Agreement");

         WHEREAS, the above-referenced states require that any franchise agreement include or exclude certain provisions which are standard to the Check Express franchise agreement.

         NOW, THEREFORE, in order to ensure compliance with such states' laws, the Franchise Agreement is hereby amended as indicated below:

         1. STATE SPECIFIC CHANGES. The Franchise Agreement is amended as provided below for the state in which Franchisee's franchised store is located:

                 A.  ILLINOIS.

                 (i) Paragraphs 25.D. E., and F. are hereby deleted in their entirety.

                 (ii) Paragraph 32. is hereby deleted in its entirety and the following paragraph is substituted in its stead:

                 STATE LAW. The Illinois Franchise Disclosure Act supersedes any provision of this Agreement that conflicts therewith.

                 B.  INDIANA.

                 (i) Paragraph 1.B.(v) of the Franchise Agreement is deleted and the following paragraph is substituted in its stead:

                 Franchisor's approval of any such proposed location and any lease therefor (and any relocation thereof) does not constitute a guaranty by Franchisor that such location will prove profitable and, to the extent permitted under Indiana Code Section 23-2-2.7-1(5), Franchisee hereby waives and releases any right or claim against Franchisor arising in connection with the selection or approval of Franchisee's business location, including, without limitation, the failure of the approved location to fulfill Franchisee's expectations.



(ii) Paragraph 4.C. of the Franchise Agreement is amended by the addition of the following language to the original language that appears therein:

                 Provided, however, that any such release executed by Franchisee shall not relieve Franchisor from any liability imposed by Indiana franchise law;

                 (iii) Paragraph 10.W. of the Franchise Agreement is deleted and the following paragraph is substituted in its stead:

                 To, and to cause its responsible partner, officer or designated manager to, work diligently, fairly and in good faith to perform all of Franchisee's duties and obligations under this Agreement. In addition, Franchisee agrees that any manager who is not the Franchisee is required to execute an agreement with Franchisee in a form approved by Franchisor prior to commencing employment, covenanting that the manager will devote manager's entire time, attention, and energies to the franchise business; that the manager will maintain all Check Express trade secrets and will not disclose or allow any unauthorized person to copy any Check Express copyrighted materials; and that the manager will not engage in a check cashing business in competition with any Check Express franchise or company-owned store within the exclusive territory, if any, described in the Franchise Location Agreement, or if none, then in a 50 mile radius from Franchisee's store location(s), during the term of the manager's employment and for one (1) year thereafter. Such agreement shall contain an express provision specifying that Franchisor is a third party beneficiary and has a direct right of enforcement thereof.

                 (iv) Paragraph 13.A. of the Franchise Agreement is deleted and the following paragraph is substituted in its stead:

                 Franchisee agrees on behalf of itself and its shareholders, if a corporation, and its partners, if a partnership, that during the term of this Agreement and any renewal hereof and for one
                 (1) year following termination of this Agreement or any renewal hereof, whether voluntary or involuntary and with or without cause, they will not, (i) within the Exclusive Territory described in Section (ii) of the Franchise Location Agreement, or if none, then in a 50 mile radius from Franchisee's store location(s), directly or indirectly engage in the business of cashing checks, induce or attempt to induce any of Franchisor's franchisees to terminate their relationship with Franchisor, induce or attempt to induce any employees of Franchisor or of any of its franchisees to terminate their employment, or divert or attempt to divert any customers of Franchisor or any of its franchisees to any competitor, either as an owner, an independent contractor, partner, joint venturer, or as a stockholder, officer, director, employee, agent, licensor, licensee, Franchisor, subfranchisor or franchisee, for any person, firm, partnership, corporation, or other entity.

                 (v) Paragraph 13.B. of the Franchise Agreement is deleted in its entirety.

                 (vi) Paragraph 13.G. of the Franchise Agreement is deleted and the following paragraph is substituted in its stead:

                 In the event that Franchisee violates any term of this Section, Franchisor may seek from a court of competent jurisdiction ex parte injunctive relief to enforce the provisions of this Section. Any injunctive relief that Franchisor may be granted shall be in addition to any other rights or remedies available to Franchisor.

                 (vii) The introductory Paragraph 14. of the Franchise Agreement is amended by the addition of the following language to the original language that appears therein:

                 Franchisor shall not unilaterally terminate this Agreement in bad faith or without good cause.

                 (viii) Paragraph 31.A. of the Franchise Agreement is deleted and the following paragraph is substituted in its stead:

                 This Agreement shall be interpreted, construed and governed according to the Indiana Franchise Disclosure Law and the Indiana Deceptive Franchise Practices Law, as either law may be amended.

                 (ix) Paragraph 32. of the Franchise Agreement is deleted and the following paragraph is substituted in its stead:

                 Franchisee is entitled to the jurisdiction and venue of the courts of Indiana. In the event that Franchisee does not invoke the jurisdiction and venue of the courts of Indiana, the parties hereby consent to the jurisdiction of any court, state or federal, located in Hillsborough County, Florida, and Franchisee agrees to and hereby does designate the Secretary of State of the State of Florida as its agent for receipt of service of process, provided that a copy of such service of process is mailed, return receipt requested, to Franchisee's last known mailing address.

                 (x) Paragraph 1 of the Guaranty which is annexed as Exhibit C to the Franchise Agreement is deleted in its entirety and the following is substituted in its stead:

                 The undersigned hereby agree that no extension, compromise, arrangement, alternative in time or method of performance or release or partial release of any party or security, and no other act or omission by Franchisor shall release or relieve the undersigned.

                 C. MARYLAND. Paragraph 4.C. is amended by the addition of the following language to the original language that appears therein:

                 which release does not apply to any liability under the Maryland Franchise Registration and disclosure law; and

                 D.     MINNESOTA.

                 (i) Paragraph 3. is amended by the addition of the following language to the original language that appears therein:

                 Minnesota law provides franchisees with certain termination and non-renewal rights. With respect to franchises governed by Minnesota law, the Franchisor will comply with Minn. Stat. Sec. 80C.14, Subd. 3, 4, and 5 which require, except in certain specified cases, that a franchisee be given ninety
                 (90) days notice of termination (with sixty (60) days to cure) and one hundred eighty (180) days notice for non-renewal of the franchise agreement.

                 (ii)   A new paragraph 4.H. is created to read as follows:

                 If Franchisor determines not to renew the Franchise Agreement, Franchisor shall give Franchisee one hundred eighty (180) days notice of non-renewal, except in certain specified cases.

                 (iii) Paragraph 8.D. is deleted in its entirety and the following language is substituted in its stead:

                 Franchisee shall promptly notify Franchisor of any claim, demand, or suit based upon, or arising out of, any attempt by any other person, firm, partnership, or corporation to use the Proprietary Marks licensed hereunder, the copyrighted materials, or any colorable variation thereof. Franchisee agrees also to promptly notify Franchisor of any litigation instituted by any person, firm, partnership, corporation, or government agency against the Franchisee involving Franchisor's Proprietary Marks or copyrighted materials. Franchisor shall, at its discretion, and at its own expense, defend the trade name, trademarks, service marks, Proprietary Marks, and the System against imitations and infringements. Franchisor shall indemnify Franchisee if a valid claim of imitation or infringement is asserted arising out of Franchisee's use of the trade name, trademarks, service marks, Proprietary Marks or the System. In the event Franchisor undertakes the defense or prosecution of any litigation relating to the Proprietary Marks licensed hereunder, Franchisee agrees to execute any and all documents and do such acts and things as may, in the opinion of legal counsel for Franchisor, be necessary to carry out such defense or prosecution.

                 (iv) Paragraph 14.C. is deleted in its entirety and the following language is substituted in its stead:

                 In the event that Franchisee becomes bankrupt or insolvent, or if a receiver is appointed to take possession of Franchisee's business or property or any part thereof, or if Franchisee shall make a general assignment for the benefit of Franchisee's creditors, or if a judgment is obtained against Franchisee which after all rights of appeal have been exhausted, is not satisfied or released within thirty (30) days, Franchisee shall be deemed to be in default under this Agreement and the Franchisor may terminate the franchise in accordance with Minnesota law.

                 (v) Paragraph 14.D. is deleted in its entirety and the following language is substituted in its stead:

                 If Franchisee shall have its license to do business revoked or suspended, or if Franchisee or any affiliate of Franchisee shall be in default under any term of this Agreement (including, without limitation, failing to pay any amounts due under this Agreement) or any other agreement to which Franchisee or any of its affiliates is a party on the one hand and Franchisor or any of its affiliates is a party on the other hand and such license revocation or suspension or such default shall not be cured within sixty (60) days after receipt of written notice to cure thereof from Franchisor or its agents, then in addition to all other remedies at law or in equity, Franchisor may at its option terminate this Agreement. Termination of the franchise under such circumstances shall become effective in accordance with Minnesota law. For purposes of this Agreement, "affiliate" or "affiliates" means (i) a party which, directly or indirectly, owns or controls a party hereto, (ii) any party, directly or indirectly, owned or controlled by a party hereto or (iii) any party, directly or indirectly, owned or controlled by a party which, directly or indirectly, owns or controls a party hereto.

                 (vi) Paragraph 14.E. is deleted in its entirety and the following language is substituted in its stead:

                 If Franchisee's store is closed to the public for a period exceeding seven (7) days, unless such closing is through no fault of Franchisee, Franchisee shall be deemed to be in default under this Agreement and the Franchisor may terminate the franchise in accordance with Minnesota law.

                 (vii)  A new Paragraph 14.F. is created to read as follows:

                 Pursuant to Minnesota law, Franchisor shall give Franchisee ninety (90) days notice of termination, with sixty (60) days to cure the default giving rise to termination, except in certain specified cases.

                 (viii) Paragraph 31.A. is amended by the addition of the following language to the original language that appears therein:

                 Pursuant to Minn. Stat. Sec. 80C.21, this section shall not in any way abrogate or reduce any rights of the Franchisee as provided for in Minnesota Statutes Chapter 80C, including, but not limited to, the right to submit matters to the jurisdiction of the courts of Minnesota.

                 E.     NORTH DAKOTA.

                 (i) Paragraph 13.A. is amended by the addition of the following language to the original language that appears therein.

                 This covenant not to compete is subject to Section 9-08-06 of the North Dakota Century Code.

                 (ii) Paragraph 31.A. is deleted in its entirety, Paragraph 31.B. is renumbered to be Paragraph 31.A., and Paragraph 31.C. is renumbered to be Paragraph 31.B.

                 (iii) Paragraph 32 is deleted in its entirety and the remaining paragraphs are renumbered accordingly.

                 F.     SOUTH DAKOTA.

                 (i) Paragraph 13 of the Franchise Agreement is amended by the addition of the following language to the original language that appears therein:

                 Covenants not to compete upon termination or expiration of a franchise agreement are generally unenforceable in South Dakota, except in certain instances as provided by law.

                 (ii) Paragraph 14 of the Franchise Agreement is hereby amended by adding the following language to the original language which appears therein:

                 The Franchisor's right to terminate the Franchise Agreement and franchise upon the bankruptcy of the Franchisee may not be enforceable under federal bankruptcy law (11 U.S.C. Section 101 et seq.).

                 (iii) Paragraph 26 of the Franchise Agreement is hereby amended by adding the following language to the original language which appears therein:

                 Pursuant to SDCL 37-5A-86, any acknowledgement provision, disclaimer or integration clause or a provision having a similar effect in a franchise agreement does not negate or act to remove from judicial review any statement, misrepresentation or action that would violate this chapter or a rule or order under this chapter.

                 (iv) Paragraph 31.A. of the Franchise Agreement is amended by the addition of the following language to the original language that appears therein:

                 The law regarding franchise registration, employment, covenants not to compete, and other matters of local law will be governed by the laws of the State of South Dakota; but, except as otherwise provided herein, as to contractual and all other matters, the Franchise Agreement and all provisions of this instrument will be and remain subject to the application, construction, enforcement, and interpretation under the governing law of the State of Florida.

                 (v) Paragraph 32 of the Franchise Agreement is hereby amended by addition of the following language to the original language that appears therein:

                 Notwithstanding anything to the contrary contained herein, any provision of the Franchise Agreement which designates jurisdiction or venue or requires the Franchisee to agree to jurisdiction or venue in a forum outside of South Dakota is void with respect to any cause of action which is otherwise enforceable in South Dakota.

                 G.  WASHINGTON.

                 (i) Paragraph 4.C. of the Franchise Agreement is hereby amended by addition of the following language to the original language that appears therein:

                 Provided, however, that any such release executed by Franchisee shall not relieve Franchisor from any liability imposed by the Washington Franchise Investment Protection Act;

                 (ii) A new Paragraph 4.H. is hereby created to read as follows:

                 The Washington Franchise Investment Protection Act provides franchisees with certain rights with regard to the non-renewal of franchises. RCW 19.100.180(2)(i) provides that if the Franchisor refuses to renew a franchise, the Franchisor must repurchase from the Franchisee, at fair market value, any supplies or equipment which the Franchisee purchased from the Franchisor. The Franchisor should compensate the Franchisee for goodwill acquired during the operation of the franchise, except that compensation for goodwill is not required if the Franchisee has been given one year's notice of non-renewal, and the Franchisor agrees in writing not to enforce any non-compete covenant against the Franchisee. Amounts required to be paid to the Franchisee may be offset against amounts owed by the Franchisee to the Franchisor.

                 (iii) A new Paragraph 14.F. is hereby created to read as follows:

                 The Washington Franchise Investment Protection Act provides Franchisees with certain rights with regard to the termination of franchises. RCW 19.100.180(2)(j) provides that the Franchisor may not terminate a franchise prior to the expiration of its term without good cause. Good cause includes, without limitation, the failure of the Franchisee to comply with material provisions in agreements with the Franchisor if the Franchisee fails to cure such default after receiving written notice thereof and a reasonable opportunity, which need not exceed thirty
                 (30) days, to cure such default. If the Franchisee commits three willful breaches of the same provision within a twelve-month period, and has been given notice and an opportunity to cure each default, then the Franchisor may terminate the franchise upon any subsequent willful breach of the same term without providing notice or an opportunity to cure. Under the Washington Franchise Investment Protection Act the Franchisor may terminate a franchise without giving notice or an opportunity to cure a default where the Franchisee (i) is adjudicated bankrupt or insolvent; (ii) makes an assignment for the benefit of creditors or similar disposition of the assets of the franchise business; (iii) voluntarily abandons the franchise business; or (iv) is convicted of or pleads guilty or no contest to a charge of violating any law relating to the franchise business.

                 (iv) A new Paragraph 15.G. is hereby created to read as follows:

                 The Washington Franchise Investment Protection Act requires that if the Franchisor terminates the franchise for good cause, the Franchisor shall purchase from the Franchisee, at fair market value, any supplies or inventory which the Franchisee purchased from the Franchisor, or on the Franchisor's express requirement. Amounts required to be paid to the Franchisee may be offset against amounts owed to the Franchisor by the Franchisee.

                 (v) Paragraph 31.A. of the Franchise Agreement is deleted in its entirety and the following is substituted in its stead:

                 This Agreement, after review by Franchisor, was accepted in the State of Washington and shall be interpreted, construed and governed according to the laws thereof.

                 (vi) Paragraph 32. is hereby deleted in its entirety and the following is substituted in its stead:

                 The parties hereby consent to the jurisdiction of any court, state or federal, located in the State of Washington or in Hillsborough County, Florida, and Franchisee agrees to and hereby does designate the Secretary of State of the State of Florida as its agent for receipt of service of process, provided that a copy of such service of process is mailed, return receipt requested, to Franchisee's last known mailing address.

                 (vii)  New Paragraph 37. is created to read as follows:

                 If any of the provisions in the franchise offering circular or franchise agreement are inconsistent with the relationship provisions of RCW 19.100.180 or other requirements of the Washington Franchise Investment Protection Act, the provisions of the Act will prevail over the inconsistent provisions of the franchise offering circular and franchise agreement with regard to any franchise sold in Washington.

                 In any arbitration involving a franchise purchased in Washington, the arbitration site shall be either in Washington or in a place as mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

                 (viii) The state of Washington has a statute, RCW 19.100.180 which may supersede the franchisor including the areas of termination and renewal of your franchise. There may also be court decisions which may supersede the franchise agreement in your relationship with the franchisor including the areas of termination and renewal of your franchise.

                 In any arbitration involving a franchise purchased in Washington, the arbitration site shall be either in the state of washington, or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

                 In the event of conflict of laws, the provisions of the Washington Franchise Investment Protection Act, Chapter 19.100 RCW shall prevail.

                 A release or waiver of rights executed by a franchisee shall not include rights under the Washington Franchise Investment Protection Act, except when executed pursuant to a negotiated settlement after the agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the Act, rights or remedies under the Act such as a right to jury trial may not be enforceable.

                 Transfer fees are collectable to the extent that they reflect the franchisor's reasonable estimated or actual costs in effecting a transfer.

                 The undersigned does hereby acknowledge receipt of this addendum.


                 H. WISCONSIN. A new Paragraph 14.F. is hereby created to read as follows:

                 The Wisconsin Fair Dealership Law, Chapter 135, Wis. Stats., supersedes any provision of this Agreement that conflicts therewith.

         2. ALL STATES. To the extent this Addendum is inconsistent with any terms or conditions of the Franchise Agreement or Exhibits or Attachments thereto, the terms of this Addendum shall govern. Furthermore, the provisions of this Addendum will be terminated if the Check Express franchise location is moved from one of the states listed herein to a different state.

         IN WITNESS WHEREOF, each of the undersigned has caused this Addendum to be executed by its duly authorized officer on the date first above written.


                                     FRANCHISEE:


                                     ------------------------------------------

                                     By:
                                           ------------------------------------

                                           ------------------------------------


                                     FRANCHISOR:

                                     CHECK EXPRESS USA, INC.


                                     By:
                                           ------------------------------------
                                           Roger D. Goertz, Its President

                                   EXHIBIT A

                          FRANCHISE LOCATION AGREEMENT

         This Agreement is made by and between CHECK EXPRESS USA, INC., a Florida corporation (hereinafter "Franchisor"), and __________________________ ______________________ (hereinafter "Franchisee").

         WHEREAS, Franchisor and Franchisee have previously entered into a Franchise Agreement, dated __________________________ (the "Franchise Agreement"), for a Check Express Franchise to be located within the Selection Area described in Section 1 of the General Addendum to the Franchise Agreement; and

         WHEREAS, Franchisee is required under 1.B of the Franchise Agreement to submit to Franchisor in writing for its approval a proposed specific business location.

         NOW, THEREFORE, the parties hereto agree as follows:

         (i) Specific Business Location. Franchisee's specific business location under the Franchise Agreement shall be located at:

                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------

         (ii) Exclusive Territory. So long as Franchisee's business is located at the location described in Section (i) above, the exclusive territory, if any, for purposes of Section 1.D of the Franchise Agreement is described as follows:

                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------

         This Agreement is submitted to Franchisor this _____ day of ___________________, 19___.

                                     FRANCHISEE:


                                     ------------------------------------------

                                     By:
                                           ------------------------------------

         Agreed to this _____ day of _____________________, 19___.

                                     FRANCHISOR:

                                     CHECK EXPRESS USA, INC.


                                     By:
                                           ------------------------------------
                                           Roger D. Goertz, Its President

                                   EXHIBIT B

                   TELEPHONE LISTING AUTHORIZATION/ASSIGNMENT


         THIS AGREEMENT (the "Agreement"), is made by and between CHECK EXPRESS USA, INC., a Florida corporation ("Franchisor"), and __________________________ _______________________________ ("Franchisee") as of____________, 19___.

         In consideration of the granting of a franchise to Franchisee pursuant to a Franchise Agreement contemporaneously herewith and other valuable consideration, the parties hereto agree as follows:

         (iii) Franchisee is authorized and agrees to obtain telephone service for Franchisee's Check Express store located at________________________ ________________. Such Franchisee is authorized and agrees to secure white pages, yellow pages and information listings only in the name of Check Express. Franchisee shall submit to Franchisor for its written approval all telephone listings, yellow page display advertising, layout and copy prior to their placements, with the telephone company. The approval of Franchisor shall not be unreasonably withheld. Franchisee shall be responsible for the payment of any and all service charges and fees in connection with obtaining telephone services, advertising and listings.

         (iv) Franchisee hereby assigns to Franchisor all telephone numbers and telephone listings utilized by Franchisee in operation of Franchisee's Check Express store located at the above-stated address, which assignment shall become effective immediately upon the termination of Franchisee's association with Franchisor. This assignment is irrevocable and this Agreement shall constitute conclusive evidence of such assignment. Franchisor will deliver this Agreement to the telephone company or any other relevant party to effectuate such assignment. Franchisee agrees to indemnify and hold Franchisor harmless against losses, liabilities, damages, costs, or expenses, including reasonable attorney fees, incurred by Franchisor that arise out of or result from any claims of the telephone company arising prior to the delivery of this assignment to the telephone company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FRANCHISOR:                                FRANCHISEE:

CHECK EXPRESS USA, INC.
                                           ------------------------------------


By:                                        By:
    --------------------------------          ---------------------------------
      Roger D. Goertz, Its President

                                   EXHIBIT C

                                    GUARANTY


         In order to induce Check Express USA, Inc. (hereinafter "Franchisor") to either enter into or continue the Franchise Agreement dated ________________ (the "Agreement") between Franchisor and ______________________________________
the undersigned hereby, jointly and severally, unconditionally and irrevocably guarantee to Franchisor, and its successors and assigns, the performance of all of Franchisee's obligations, arising from or created under the Agreement, including, without limitation, the obligation to pay all amounts due under the Agreement.

         The undersigned hereby waive notice of acceptance of this guaranty, notice of default and all other notices required or customarily given under like circumstances and agree that no extension, compromise, arrangement, alternative in time or method of performance or release or partial release of any party or security, and no other act or omission by Franchisor shall release or relieve the undersigned.

         The undersigned also hereby, jointly and severally, agree to reimburse Franchisor, and its successors and assigns, for all expenses, collection charges, court costs and attorneys' fees incurred in endeavoring to collect, enforce or defend any of the foregoing against the undersigned.

         Signed this _____ day of _________________________, 19___.


---------------------------------------      -----------------------------------
---------------------------------------      -----------------------------------
---------------------------------------      -----------------------------------

                                   EXHIBIT B
                        ADDENDUM TO FRANCHISE AGREEMENT


         This Addendum is entered into this _____ day of ____________ , ______, and amends that certain franchise agreement of even date herewith (the "Franchise Agreement") between ________________ ("Franchisee") and __________________ ("Franchisor").

         The Franchise Agreement shall be amended as follows:

         A. INITIAL FRANCHISE FEE. The initial franchise fee is hereby waived in its entirety.

         B. ROYALTY FEE. Franchisee shall pay to Franchisor a fixed monthly royalty fee of $415 per month. The royalty fee may be adjusted each year in proportion to the change in the CPI as provided for in Section 5(A) of the Franchise Agreement, provided said CPI adjustment is applied uniformly to all franchisees of Franchisor. Monthly royalty fees shall be waived for any month during which the store franchised under the Franchise Agreement (the "Franchised Store") is not open to the public for business. Monthly royalty fees accruing during the first six (6) months after the Franchised Store has first opened to the public for business shall be deferred and shall not become due and payable until after the Franchised Store has been opened for six (6) full months.

         C. HOURS. The Franchised Store shall be open for business a minimum of 60 hours per week.

         D. TERMINATION. The Franchised Store and all assets used in connection therewith, other than Franchisor's proprietary marks licensed to Franchisee, (the "Store Assets") shall be transferrable to any third party for the purpose of converting the store to a store which is not licensed or franchised by Franchisor or any affiliate of Franchisor after December 1, 1997. Franchisor shall have the right of first refusal with respect to any transfer of Franchisee's rights to the Franchised Store, the Store Assets or a majority of the ownership interests (in a single transaction or a series of transactions) of the entity holding such Franchised Store or Store Assets, and any such transfer shall also be subject further to a termination fee payable to Franchisor in an amount equal to the greater of (i) 50% of the remaining unpaid royalty fees and (ii) 36 monthly royalty fees, provided, however, in no event shall the termination fee be greater than 10% of the sales price.

         E. ASSIGNMENT AND TRANSFER OF INTEREST. The transfer of equity interests in Franchisee shall not constitute a "transfer" under the Franchise Agreement so long as Larry F. Lang, his spouse, his children, or any trust of which the only beneficiaries are Lang, his spouse and/or his children retains no less than a majority of all equity interests in Franchisee.

         F.    ADVERTISING.  Franchisee shall spend no less than the greater of
         (i) 3% of its adjusted gross monthly receipts from the Franchised Store and (ii) $750 per month in the promotion of its business.

         G. MEDIATION. Franchisee or Franchisor may elect non-binding mediation as provided for in Section 36 of the Franchise Agreement, and the asserting party's failure to give the notice required by that section shall be grounds for the staying of any legal action pending submission to such non-binding mediation.

         H. SELECTION AREA. Franchisee may locate and relocate the Franchised Store at or to any location, provided that such location does not cause Franchisor to be in violation of any applicable state or federal franchise law or regulation and does not conflict with the rights of any other franchisee of Franchisor, and provided further that such location is not within (i) one-half mile of any check cashing store owned by Ace Cash Express, Inc. ("Ace") or any of its subsidiaries or (ii) the city limits of any city in which Ace or any of its subsidiaries operated a company-owned check cashing store on October 13, 1995.

         I. EXCLUSIVE TERRITORY. Neither Franchisor, Ace nor any of their affiliates shall open or franchise a store within one-half mile of the Franchised Store.

         IN WITNESS WHEREOF, the parties intending to be legally bound, hereby have duly executed and delivered this Addendum as of the day and year first above written.



                                                                   [FRANCHISOR]
                                   --------------------------------

                                   By:
                                      -----------------------------------------

                                                                   [FRANCHISEE]
                                   --------------------------------

                                   By:
                                      -----------------------------------------

                                   APPENDIX E
              FORM OF SHAREHOLDER AGREEMENT AND IRREVOCABLE PROXY

                  SHAREHOLDER AGREEMENT AND IRREVOCABLE PROXY

         This Shareholder Agreement and Irrevocable Proxy (the "Agreement") is entered into this ____ day of October, 1995 by and between ___________________ ("Shareholder") and Ace Cash Express, Inc., a Texas corporation ("Ace").

                              W I T N E S S E T H:

         WHEREAS, Ace and Express Acquisition Corporation, a Florida corporation and a wholly-owned subsidiary of Ace ("Ace Sub"), contemporaneously or in connection with this Agreement are entering into that certain Agreement and Plan of Merger (the "Merger Agreement") with Check Express, Inc., a Florida corporation (the "Company"), pursuant to which Ace Sub will merge (the "Merger") with and into the Company; and

         WHEREAS, Shareholder is the owner of record of __________ shares of Common Stock (the "Common Stock"), $0.004 par value, of the Company (the "Shares"); and

         WHEREAS, as a part of the Merger each outstanding share of Common Stock will be converted into the right to receive $1.20 cash; and

         WHEREAS, it is a condition to Ace's obligations under the Merger Agreement, that Shareholder enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. DISPOSITION OF THE SHARES. Until the Termination Date (as hereinafter defined), Shareholder agrees not to:

                 (i) sell, transfer, pledge, encumber, assign, or otherwise dispose of, or enter into any contract, option, or other arrangement with respect to the sale, transfer, pledge, encumbrance, assignment, or other disposition of, any of the Shares to any person other than to Ace or Ace Sub or any designee of Ace; or

                 (ii) deposit or subject any Shares into or to an escrow, a voting trust, or a voting agreement or grant a proxy with respect to any Shares that is in any manner inconsistent with this Agreement.

         2.      PROXY.   Until the Termination Date, the Shareholder does
hereby constitute and appoint Ace, or such other person as Ace shall designate from time to time (the "Proxy"), the true and lawful attorney and proxy of Shareholder for it and in its name, place and stead, with full power of substitution, to attend and to vote as the proxy of Shareholder, all of the Shares which are held of record or beneficially by Shareholder, at any special or other meeting of shareholders of the Company or any adjournments thereof (or any written consent by shareholders in lieu of a meeting), with respect to the approval of the Merger or the transactions contemplated by the Merger Agreement. Shareholder hereby revokes all proxies heretofore made by it with respect to any such special or other meeting. Shareholder hereby ratifies all that the Proxy may or shall lawfully do in voting the Shares in accordance herewith at any such special or other meeting or adjournment thereof. THE PROXY GRANTED BY SHAREHOLDER HEREUNDER TO ACE SHALL BE DEEMED COUPLED WITH AN INTEREST PURSUANT TO SECTION 607.0722 OF THE FLORIDA BUSINESS CORPORATION ACT AND SHALL BE VALID UNTIL THE TERMINATION DATE. THE PROXY GRANTED BY THIS
SECTION 2 IS IRREVOCABLE EXCEPT UPON TERMINATION OF THIS AGREEMENT.

         3.      ADDITIONAL SECURITIES.    If, on or after the date of this
Agreement, (i) there shall occur any stock dividend, stock split, recapitalization, combination, or exchange of shares, merger, consolidation, reorganization, or other change or transaction of or by the Company as a result of which shares of any class of stock or other securities shall be issued in respect of Shares, or if any Shares shall be changed into the same or a different number of shares of the same or another class of stock or other securities, or (ii) Shareholder shall acquire any additional shares of Common Stock in any manner, whether in compliance with the provisions of this Agreement or otherwise, any such shares or other securities shall, from and after their receipt or acquisition by Shareholder, constitute additional "Shares" of Shareholder, as applicable.

         4. DISSENTERS' RIGHTS. Shareholder shall not take any action or actions to perfect any dissenters' rights Shareholder may have as a result of the Merger under Section 607.1320 of the Florida Business Corporation Act or otherwise.

         5. DIRECTORS. Upon any vote of the board of directors of the Company (the "Board") concerning a recommendation to the shareholders of the Company with respect to the Merger, Shareholder shall cause any representatives or employees of Shareholder who are members of the Board to vote to recommend adoption of the Merger Agreement by the shareholders of the Company, subject to any contrary fiduciary duties of such members of the Board.

         6. LEGEND. Immediately upon Ace's request, Shareholder shall deliver the certificate or certificates representing the Shares to the Company for the purpose of placing on such certificate or certificates the following restrictive legend:

         The shares represented by this certificate are subject to the provisions of a Shareholder Agreement and Irrevocable Proxy dated as of October __, 1995 between Ace Cash

         Express, Inc. and the holder of this certificate, pursuant to which the holder of this certificate has granted an irrevocable proxy for the voting of the shares represented hereby (the "Agreement"). A copy of the Agreement is on file in the principal place of business of the Company and is subject to examination by the holder hereof. A copy of the Agreement will be furnished to the record holder of this certificate, without charge, upon written request to the Company at its principal place of business or registered office.

A copy of this Agreement and of every amendment or supplement hereto (if any) shall be filed in the principal place of business of the Company and shall be open to inspection by any holder of shares of Stock, in person or by agent or attorney, daily during normal business hours, to the same extent any such holder would be entitled to examine the books and records of the Company.

         Shareholder hereby authorizes Ace or the Company on Ace's behalf to issue stop transfer instructions for the term of this Agreement to the Company's stock transfer agent with respect to the Shares. The Shareholder further agrees that the Company's stock transfer agent may rely on a copy of this Agreement as its instructions for such stop transfer instructions with respect to the Shares.

         7. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Shareholder hereby represents and warrants to Ace as follows:

         (a) AUTHORITY. Shareholder has all requisite power and authority to enter into this Agreement. The execution and delivery of this Agreement by Shareholder has been duly authorized by all necessary action on the part of Shareholder and this Agreement constitutes the valid and binding obligation of Shareholder and is enforceable against Shareholder in accordance with its terms. The execution and delivery of this Agreement do not, and compliance with the terms hereof will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under any provision of any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to Shareholder or to Shareholder's property or assets. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any person or public authority is required by or with respect to Shareholder in connection with the execution and delivery of this Agreement.

         (b) THE SHARES. Shareholder is the record and beneficial owner of the Shares free and clear of any claims, liens, encumbrances, equity, charges, or security interests whatsoever. Except as set forth on Schedule 7(b) hereto, Shareholder does not beneficially own, or have any existing right to acquire, any securities of the Company other than the Shares.

         (c) SHARES HELD. Shareholder is the owner, of record and beneficially, of the Shares.

         8. REPRESENTATIONS AND WARRANTIES OF ACE. Ace hereby represents and warrants to Shareholder as follows: Ace has all requisite corporate power and authority to enter into this Agreement; the execution and delivery of this Agreement by Ace have been duly authorized by all necessary corporate action on the part of Ace, and this Agreement constitutes the valid and binding obligation of Ace and is enforceable against Ace in accordance with its terms; the execution and delivery of this Agreement do not, and compliance with the terms hereof will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under any provision or any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to Ace or to Ace's property or assets; and no consent, approval, order of authorization of, or registration, declaration or filing with, any person or public authority is required by or with respect to Ace in connection with the execution and delivery of this Agreement, except as may be required pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         9.      GENERAL PROVISIONS.

         (a) ASSIGNMENT. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either of the parties without the prior written consent of the other party, except that Ace may assign, in its sole discretion, any or all of its rights, interests, and obligations hereunder to Ace Sub or any direct or indirect wholly-owned subsidiary of Ace. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the Shareholder hereunder shall be specifically enforceable.

         (c) EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         (d) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

         (e) NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed, or transmitted, and shall be effective upon actual receipt, if delivered personally or by courier, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                 (i)      If to Ace:

                                  Ace Cash Express, Inc.
                                  1231 Greenway Drive, Suite 800
                                  Irving, Texas  75038
                                  Attention:  Mr. Donald H. Neustadt

                                  With copies (which shall not
                                  constitute notice) to:

                                  Gardere & Wynne, L.L.P.
                                  1601 Elm Street, Suite 3000
                                  Dallas, Texas  75201
                                  Attention:  Larry Schoenbrun, Esq.

                 (ii)     If to Shareholder:

                                  -----------------------------------

                                  -----------------------------------

                                  -----------------------------------
                                  Telecopier:
                                             ------------------------
                                  Attention:
                                             ------------------------

                                  With copies (which shall not
                                  constitute notice) to:

                                  Trenam, Kemker, Scharf, Barkin,
                                    Frye, O'Neil & Mullis, P.A.
                                  101 E. Kennedy Blvd., Suite 2700
                                  Tampa, Florida  33602
                                  Attention:  J. Cary Ross, Jr., Esq.

                                  Check Express, Inc.
                                  101 E. Kennedy Blvd., Suite 3800
                                  Tampa, Florida  33601
                                  Attention:  Mr. Larry F. Lang


         (f) DESCRIPTIVE HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) COUNTERPARTS. This Agreement may be executed and delivered in counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         (h) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to and shall not be deemed to confer upon any person other than the parties hereto any rights or remedies hereunder.

         (i) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         (j) FURTHER ASSURANCES. Shareholder shall take all such further action and execute and deliver all such additional documents and instruments as Ace may reasonably deem necessary or desirable to more fully effect the purposes of this Agreement.

         (k) GOVERNING LAW. Except for matters stated herein as being controlled by Florida Business Corporation Act, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

         (l) TERM. This Agreement shall commence and become effective automatically upon the execution of the Merger Agreement and shall continue in full force and effect until the earlier to occur of the (i) the Effective Time (as defined in the Merger Agreement), or (ii) the termination of the Merger Agreement pursuant to the terms thereof (the "Termination Date").

            [THE IMMEDIATELY FOLLOWING PAGE IS THE SIGNATURE PAGE.]

         IN WITNESS WHEREOF the Ace and the Shareholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                   By:
                                      Its:


                                   ACE CASH EXPRESS, INC.


                                   By:
                                      Its:

         IN WITNESS WHEREOF the Ace and the Shareholder have caused this Agreement to be signed as of the date first written above.





                                    ACE CASH EXPRESS, INC.


                                    By:
                                       Its:

                              CHECK EXPRESS, INC.
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 11, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Mr. Larry F. Lang and Mr. Decker A. Todd, or either or both of them, as proxy for the undersigned, to vote all shares of Common Stock of Check Express, Inc. the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of Check Express, Inc. (the "Company") to be held on January 11, 1996 at the Hyatt Regency Tampa at Tampa City Center, Two Tampa City Center, 211 North Tampa Street, Tampa, Florida at 10:00 a.m., Tampa, Florida time, and at any and all adjournments thereof, with right of substitution and with all right, power and authority as the undersigned would have if personally present at such meeting, as further described in the Company's Proxy Statement dated December ____, 1995 (the "Proxy Statement"):

1.    MERGER OF THE COMPANY

      To vote FOR the approval and adoption of the Agreement and Plan of Merger (the "Merger Agreement"), dated October 13, 1995, by and among the Company, Ace Acquisition Corporation, a Florida corporation, and Ace Cash Express, Inc., a Texas corporation, and the approval of the merger (the "Merger") of Acquisition with and into the Company, pursuant to which (a) the Company will be the surviving corporation and a wholly owned subsidiary of Ace, and (b) each share of the Company's $.004 par value common stock ("Common Stock") (other than shares held by shareholders who properly exercise dissenters' rights under Florida law) will be converted into the right to receive $1.20 in cash, without interest (the "Merger Consideration"), to be paid to holders of shares entitled to receive such payment following the consummation of the Merger, all as more fully described in the accompanying Proxy Statement to which a copy of the Merger Agreement is attached as Appendix A.

                  [  ] FOR            [  ] AGAINST            [  ] ABSTAIN

2. In their discretion, the Proxies are authorized to vote on any other matters which may properly come before the meeting or any adjournment or adjournments thereof, including matters incidental to the conduct of the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO CONTRARY DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

 Please sign exactly as name(s)         When shares are held by joint tenants,
 appear(s) below.                       both should sign.  When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such.  If a corporation,
                                        please sign in full corporate name by
                                        President or other authorized officer.
                                        If a partnership, please sign in
 [ADDRESS LABEL]                        partnership name by authorized person.




Date                                               Signature





Date                                               Signature


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.